UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22061

Name of Fund:   BlackRock Funds II

BlackRock 20/80 Target Allocation Fund

BlackRock 40/60 Target Allocation Fund

BlackRock 60/40 Target Allocation Fund

BlackRock 80/20 Target Allocation Fund

BlackRock Core Bond Portfolio

BlackRock Credit Strategies Income Fund (Formerly BlackRock Secured Credit Portfolio)

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock Investment Grade Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock U.S. Government Bond Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds II, 55          East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code:   (800) 441-7762

Date of fiscal year end: 09/30/2016

Date of reporting period: 09/30/2016

Item 1 – Report to Stockholders

SEPTEMBER 30, 2016

ANNUAL REPORT	BLACKROCK®

BlackRock Funds II

▶   BlackRock Credit Strategies Income Fund

▶   BlackRock GNMA Portfolio

▶   BlackRock Inflation Protected Bond Portfolio

▶   BlackRock Investment Grade Bond Portfolio

▶   BlackRock U.S. Government Bond Portfolio

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

The Markets in Review

Dear Shareholder,

Most asset classes produced strong returns over the past year, particularly risk assets such as equities and high yield bonds. Central bank policy decisions continued to provide support to financial markets, while changing economic outlooks and geopolitical risks have been major drivers of investor sentiment.

The Federal Reserve (the “Fed”) has long been in the spotlight, particularly leading up to the decision to end its near-zero interest rate policy at the end of 2015, and after, as investors remained focused on the anticipated pace of future rate hikes. With the European Central Bank and the Bank of Japan having moved into stimulus mode, the divergence in global monetary policies drove heightened market volatility heading into 2016 and caused the U.S. dollar to strengthen considerably. The year had a rough start as the strong dollar challenged U.S. companies that generate revenues overseas, and pressured emerging market currencies and commodities prices. Low and volatile oil prices and signs of slowing growth in China were also meaningful factors behind the decline in risk assets early in the year. However, as the first quarter wore on, these pressures abated and a more tempered outlook for U.S. rate hikes helped financial markets rebound.

Volatility spiked in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. However, risk assets recovered swiftly in July as economic data suggested that the consequences had thus far been contained to the United Kingdom.

With a number of factors holding global interest rates down — central bank accommodation, an aging population, and weak productivity growth — assets offering decent yield have become increasingly scarce. As a result, income-seeking investors have stretched into riskier assets despite high valuations in many sectors. History implies that high valuations and low growth results in lower returns for risk assets. Still, perceived safe havens have their own risks, and investors are wise to carefully assess risk and potential reward.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.40%	15.43%
U.S. small cap equities (Russell 2000® Index)	13.18	15.47
International equities (MSCI Europe, Australasia, Far East Index)	4.88	6.52
Emerging market equities (MSCI Emerging Markets Index)	9.75	16.78
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.27
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	2.25	5.59
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.68	5.19
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.53	5.84
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	11.38	12.74

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2016	BlackRock Credit Strategies Income Fund

Investment Objective

BlackRock Credit Strategies Income Fund’s (the “Fund”) investment objective is to seek to provide high current income, with a secondary objective of long-term capital appreciation.

Effective July 1, 2016, the Fund changed its name to BlackRock Credit Strategies Income Fund and its investment strategies. Under its new investment strategies, the Fund will seek to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in fixed-income securities.

Portfolio Management Commentary

How did the Fund perform?

•

On July 1, 2016, the Fund’s name was changed from BlackRock Secured Credit Portfolio to BlackRock Credit Strategies Income Fund. From October 1, 2015 to June 30, 2016, the Fund was managed to the S&P/LSTA Leveraged Loan Index and a customized reference benchmark consisting of a market-value-weighted blend of the S&P/LSTA Leveraged Loan Index and the secured bond component of the Bloomberg Barclays High Yield Index (“Secured Loan/Bond Index”). From July 1, 2016 to September 30, 2016, the Fund’s benchmark became a customized performance benchmark comprised of the returns of the Bloomberg Barclays Global High Yield Index (25%), S&P/LSTA Leveraged Loan Index (25%), Bloomberg Barclays U.S. CMBS Investment Grade Index (25%) and JPMorgan Corporate Emerging Markets Bond Index Broad Diversified (CEMBI Broad Diversified) (25%). For the 12-month period ended September 30, 2016, the Fund underperformed its new customized performance benchmark and former benchmarks.

What factors influenced performance?

•

The largest detractor from performance was the Fund’s positioning in U.S. Treasuries during the latter part of the period as interest rates crept higher in anticipation of a potential rate hike by the Fed. Additionally, a position in the floating rate loan interest (“bank loan”) of an integrated energy company detracted over the period. Positions in select preferred equity securities also weighed on performance.

•

The largest contributor to performance for the period was the Fund’s bank loan allocation, with positive contributions across a variety of segments including technology, health care/pharmaceutical, consumer-driven, gaming, and cable and satellite. High yield bond exposures also were additive, with the strongest performing positions in commodity-related areas, including metals and mining and both midstream and independent energy. In addition, industrial credits within technology, telecommunications and health care helped returns. A long high yield position implemented via the Bloomberg Barclays High Yield Index also contributed to performance as spreads compressed during the period. Lastly, positions added late in the period in investment grade bonds generated positive results, in particular within the energy sector.

Describe recent portfolio activity.

•

From October 1, 2015 to June 30, 2016, there were no significant changes to the Fund’s broad investment strategy. The Fund remained positioned with an up-in-quality bias in bank loans, along with a preference toward more stable issuers in the high yield universe. The Fund added to higher quality assets over the course of the first nine months of its fiscal period, specifically BBB and BB credits. From a sector standpoint, exposures were increased within technology and health care, and reduced within pharmaceuticals and lodging.

•

From July 1, 2016 through September 30, 2016, the Fund transitioned from its prior mandate, the BlackRock Secured Credit Portfolio. The change broadened the Fund’s investment universe from predominantly secured instruments across bank loans and secured high yield bonds, to a multisector mandate across credit asset classes. The change also prompted a meaningful reduction in the Fund’s bank loan allocation, significantly reducing exposure down to 37% of portfolio assets as of September 30. Proceeds from sales of bank loan investments were redeployed into other credit asset classes where the investment adviser saw the most compelling opportunities for yield and total return potential. These areas included U.S. and European high yield bonds, European bank capital securities and collateralized loan obligations (“CLOs”), which offered attractive valuations versus similarly rated investment grade corporate issues. The Fund also built diversifying allocations to investment grade corporate credit and emerging markets across higher quality sovereigns and corporates. Lastly, exposure to securitized assets in the form of commercial mortgage-backed securities was increased given that the investment adviser felt the recent underperformance of the sector provided an attractive entry point.

Describe portfolio positioning at period end.

•

At period end, the Fund held 37% of its portfolio in U.S. bank loans, 24% in U.S. high yield bonds, 8% in high quality CLOs, 5% in European high yield bonds, 5% in U.S. investment grade corporates, 5% in European bank capital securities, 4% in securitized credit and 4% in emerging market debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

BlackRock Credit Strategies Income Fund

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal market conditions, the Fund invests at least 80% of its net assets in fixed-income securities, including bank loans and bonds, issued primarily, but not exclusively, by below investment grade issuers. The Fund’s total returns prior to July 1, 2016, are the returns of the Fund when it followed a difference investment objective and different investment strategies under the name BlackRock Secured Credit Bond Portfolio.

[3]

Market value-weighted index designed to measure the performance of U.S. leveraged loan market. It mirrors the market-weighted performance of the largest institutional leveraged loans based upon market weightings, spreads and interest payments.

[4]

A multi-currency flagship measure of the global high yield debt market. The index represents the union of the U.S. High Yield, the Pan-European High Yield, and Emerging Markets (EM) Hard Currency High Yield Indices. The high yield and emerging markets sub-components are mutually exclusive.

[5]

The index measures the market of conduit and fusion CMBS deals with a minimum current deal size of $300mn. The index is divided into two subcomponents: the U.S. Aggregate-eligible component, which contains bonds that are Employee Retirement Income Security Act of 1974, as amended (“ERISA”) eligible under the underwriter’s exemption, and the non-U.S. Aggregate-eligible component, which consists of bonds that are not ERISA eligible.

[6]

A market capitalization weighted index consisting of U.S.-dollar-denominated emerging market corporate bonds. According to J.P. Morgan, this index limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding.

[7]

A customized performance benchmark comprised of the returns of the Bloomberg Barclays Global High Yield Index (25%), the S&P/LSTA Leveraged Loan Index (25%), the Bloomberg Barclays U.S. CMBS Investment Grade Index (25%) and the JPMorgan Corporate Emerging Markets Bond Index Broad Diversified Index (CEMBI Broad Diversified Index) (25%)

[8]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2016

				Average Annual Total Returns[2,9]
				1 Year		5 Years			Since Inception[10]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge		w/ sales charge	w/o sales charge		w/ sales charge
Institutional	4.66%	4.36%	5.15%	6.09%	N/A	5.35%		N/A	5.36%		N/A
Investor A	4.31	3.91	4.91	5.72	3.08%	5.06		4.53%	5.08		4.68%
Investor C	3.66	3.32	4.51	5.04	4.04	4.30		4.30	4.32		4.32
Class K	4.72	4.51	5.17	6.14	N/A	5.40		N/A	5.42		N/A
S&P/LSTA Leveraged Loan Index	—	—	6.08	5.46	N/A	5.24		N/A	4.90		N/A
Bloomberg Barclays Global High Yield Index	—	—	9.97	13.51	N/A	8.56		N/A	8.15		N/A
Bloomberg Barclays U.S. CMBS Investment Grade Index	—	—	2.84	5.22	N/A	4.84		N/A	6.04		N/A
JPMorgan CEMBI Broad Diversified Index	—	—	6.96	11.61	N/A	7.05		N/A	6.58		N/A
Customized Reference Benchmark	—	—	6.45	8.94	N/A	6.45		N/A	6.46		N/A
Secured Loan/Bond Index[11]	—	—	6.93	6.36	N/A	N/A	[12]	N/A	N/A	[12]	N/A

[9]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 15 for a detailed description of share classes, including any related sales charges and fees.

[10]	The Fund commenced operations on February 26, 2010.

[11]	A market value-weighted blend of the S&P/LSTA Leveraged Loan Index and secured bond component of the Bloomberg Barclays High Yield Index.

[12]	The Secured Loan/Bond Index commenced in April 2012. As a result, the table does not include performance information for 5 years and since inception for this benchmark.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	5

BlackRock Credit Strategies Income Fund

Expense Example
	Actual			Hypothetical[2]
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[1]	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,051.50	$3.45	$1,000.00	$1,021.71	$3.40	0.67%
Investor A	$1,000.00	$1,049.10	$4.73	$1,000.00	$1,020.46	$4.66	0.92%
Investor C	$1,000.00	$1,045.10	$8.51	$1,000.00	$1,016.75	$8.39	1.66%
Class K	$1,000.00	$1,013.20	$0.94	$1,000.00	$1,007.28	$0.94	0.57%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio. For Class K Shares, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 60/366 (to reflect the period from August 1, 2016, the commencement of operations, to September 30, 2016).

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
Corporate Bonds	40%
Floating Rate Loan Interests	39
Asset-Backed Securities	10
Preferred Securities	5
Non-Agency Mortgage-Backed Securities	3
U.S. Treasury Obligations	1
Investment Companies	1
Foreign Agency Obligations	1

[1]	Total investments exclude short-term securities and options purchased.

Credit Quality Allocation[2]	Percent of Total Investments[1]
AAA/Aaa[3]	2%
AA/Aa	1
A	6
BBB/Baa	18
BB/Ba	31
B	31
CCC/Caa	3
N/R	8

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed U.S. Treasury Obligations as AAA/Aaa.

6	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Fund Summary as of September 30, 2016	BlackRock GNMA Portfolio

Investment Objective

BlackRock GNMA Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2016, the Fund’s Institutional Shares and Class K Shares performed in line with the benchmark, the Bloomberg Barclays GNMA MBS Index, while the Fund’s Service, Investor A and Investor C Shares underperformed the benchmark.

What factors influenced performance?

•

Positive contributors to performance during the twelve-month period included higher coupon mortgage-backed security (“MBS”) positions focused on specified pools comprising seasoned 30-year mortgages. The Fund’s stance with respect to both overall portfolio duration (and corresponding interest rate sensitivity) and positioning along the yield curve also added to performance. The Fund’s allocation to commercial mortgage-backed securities (“CMBS”) contributed positively to performance, in particular as risk-based assets rallied after the middle of February. A long position in 10-year Treasury Inflation Protected Securities also contributed to performance, as these issues benefited from declining interest rates and a modest uptick in inflation expectations over the 12 months.

•

Detractors from performance during the 12-month period included allocations to agency collateralized mortgage obligations (“CMOs”). Fixed-rate payer positions in swaps/swaptions held as a buffer against CMBS holdings also detracted from performance, as interest rates declined. The Fund’s allocation to and selection within 15-year MBS also detracted from performance during the period.

Describe recent portfolio activity.

•

The Fund reduced its duration overweight during the 12 months, and ended the period with an essentially neutral duration relative to the benchmark. The Fund also reduced its duration overweight within MBS, returning to a flat stance relative to the benchmark. An allocation to the most highly secured, senior agency CMBS was closed out while a smaller allocation to interest-only agency CMBS was initiated. The Fund increased its allocation to agency CMOs.

•

The Fund held a relatively small position in derivatives, primarily in futures and swaps, as a strategy to manage allocations to other assets. The use of derivatives did not have a material impact on fund performance.

Describe portfolio positioning at period end.

•

Relative to the Bloomberg Barclays GNMA MBS Index, the Fund ended the period with a neutral stance with respect to duration relative to the benchmark. The portfolio favored allocations in shorter duration, high coupon pools balanced by underweights to more current coupon, longer duration pools. At the end of the period, the Fund continued to hold an essentially neutral weight in agency MBS. This reflects the view that investors’ prepayment concerns, given the decline in mortgage rates, are likely to be balanced by the global demand for incremental income from high quality, liquid alternatives. The theme of demand for high quality yield was further expressed within the portfolio through the non-benchmark allocation to agency CMBS, or multi-family collateral backed by the government-sponsored enterprises.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	99%
U.S. Treasury Obligations	1

[1]	Total investments exclude short-term securities and options purchased.

Credit Quality Allocation[2]	Percent of Total Investments[1]
AAA/Aaa[3]	100%

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	7

BlackRock GNMA Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in GNMA securities.

[3]   An unmanaged index comprised of mortgage-backed pass through securities of GNMA.

Performance Summary for the Period Ended September 30, 2016

				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	1.53%	1.46%	1.61%	3.54%	N/A	2.63%	N/A	4.97%	N/A
Service	1.18	1.17	1.34	3.08	N/A	2.25	N/A	4.62	N/A
Investor A	1.12	1.09	1.44	3.19	(0.94)%	2.27	1.44%	4.60	4.18%
Investor C	0.47	0.46	0.96	2.31	1.31	1.50	1.50	3.83	3.83
Class K	1.56	1.53	1.53	3.47	N/A	2.64	N/A	4.98	N/A
Bloomberg Barclays GNMA MBS Index	—	—	1.54	3.49	N/A	2.42	N/A	4.69	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 15 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[5]	Ending Account Value September 30, 2016	Expenses Paid During the Period[6]
Institutional	$1,000.00	$1,016.10	$2.88	$2.78	$1,000.00	$1,022.21	$2.89	$1,022.31	$2.79
Service	$1,000.00	$1,013.40	$4.69	$4.54	$1,000.00	$1,020.41	$4.71	$1,020.56	$4.56
Investor A	$1,000.00	$1,014.40	$4.54	$4.44	$1,000.00	$1,020.56	$4.56	$1,020.66	$4.46
Investor C	$1,000.00	$1,009.60	$8.36	$8.26	$1,000.00	$1,016.75	$8.39	$1,016.85	$8.29
Class K	$1,000.00	$1,015.30	$2.73	$2.63	$1,000.00	$1,022.36	$2.74	$1,022.46	$2.64

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.57% for Institutional, 0.93% for Service, 0.90% for Investor A, 1.66% for Investor C and 0.54% for Class K), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.55% for Institutional, 0.90% for Service, 0.88% for Investor A, 1.64% for Investor C and 0.52% for Class K), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

8	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Fund Summary as of September 30, 2016	BlackRock Inflation Protected Bond Portfolio

Investment Objective

BlackRock Inflation Protected Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2016, the Fund underperformed its benchmark, the Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index.

What factors influenced performance?

•

The Fund’s overweight positioning with respect to U.S. inflation breakeven rates was the primary detractor from performance relative to the benchmark over the 12-month period, as inflation expectations and Treasury Inflation Protected Securities’ (“TIPS”) prices declined. (“Breakeven rate” refers to the level of inflation required for a TIPS investor to equal the return on a comparable nominal fixed-rate issue.) Additional detractors included the Fund’s allocation to Italian real and nominal rates, as well as its long Japanese inflation breakeven positioning.

•

In the non-U.S. dollar area, the Fund’s allocation to long New Zealand real rates contributed positively to performance during the period. The Fund’s aggregate currency positioning was another positive contributor.

•	The Fund utilized derivatives in the form of options, futures, swaps and currency transactions during the period. The use of derivatives had a slightly negative impact on returns.

Describe recent portfolio activity.

•	The Fund’s exposure to inflation breakevens was reduced in the wake of the market volatility witnessed in the first quarter of 2016. As the period progressed, the allocation to U.S. inflation breakevens was gradually increased on the investment adviser’s views regarding the fundamental long-term drivers of inflation. Within Europe, the Fund’s overweight peripheral breakeven positioning was reduced ahead of the U.K.’s “Brexit” referendum on leaving the European Union. Later in the period, as the European Central Bank (“ECB”) demonstrated its commitment to an accommodative policy stance, the Fund maintained its long core and peripheral breakeven positioning in Europe, though at a reduced level. The Fund’s allocation to New Zealand inflation linked bonds and Japanese breakevens was maintained.

Describe portfolio positioning at period end.

•

At period end, the Fund maintained its long U.S. inflation bias based on a number of factors. These include the Fed’s apparent willingness to let inflation overshoot their target, economic measures of inflation that have remained steady, and a spreading of inflation across the services sector. The Fund favored long core and peripheral breakeven positioning in Europe, though at a reduced level, based on an accommodative ECB. The Fund continued to short German bonds based on excessive valuations. Additionally, the Fund continued to view Japanese inflation linked bonds as attractive, given their deflation floor, which guarantees a return of principal at maturity, and the Bank of Japan’s extended monetary stimulus. Overall, Fund positioning was biased toward curve steepening at the end of the period.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Treasury Obligations	94%
Foreign Government Obligations	5
Non-Agency Mortgage-Backed Securities	1

[1]	Total investments exclude short-term securities and options purchased.

Credit Quality Allocation[2]	Percent of Total Investments[1]
AAA/Aaa[3]	95%
AA/Aa	3
A	1
BBB/Baa	1

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed U.S. Treasury Obligations as AAA/Aaa.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	9

BlackRock Inflation Protected Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and U.S. and non-U.S. corporations.

[3]   An unmanaged index that measures the performance of the inflation-protected public obligations of the U.S. Treasury.

Performance Summary for the Period Ended September 30, 2016

				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	(1.22)%	(1.29)%	2.83%	5.97%	N/A	1.55%	N/A	4.40%	N/A
Service	(1.50)	(1.56)	2.79	5.66	N/A	1.24	N/A	4.12	N/A
Investor A	(1.49)	(1.64)	2.70	5.59	1.37%	1.22	0.40%	4.09	3.67%
Investor C	(2.14)	(2.18)	2.29	4.83	3.83	0.50	0.50	3.33	3.33
Class K	(1.12)	(1.18)	2.88	5.98	N/A	1.66	N/A	4.51	N/A
Bloomberg Barclays U.S. Treasury Inflation Protected Securities Index	—	—	2.69	6.58	N/A	1.93	N/A	4.48	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 15 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[5]	Ending Account Value September 30, 2016	Expenses Paid During the Period[6]
Institutional	$1,000.00	$1,028.30	$2.44	$2.14	$1,000.00	$1,022.66	$2.43	$1,022.96	$2.13
Service	$1,000.00	$1,027.90	$3.91	$3.61	$1,000.00	$1,021.21	$3.90	$1,021.51	$3.60
Investor A	$1,000.00	$1,027.00	$4.17	$3.86	$1,000.00	$1,020.96	$4.15	$1,021.26	$3.85
Investor C	$1,000.00	$1,022.90	$7.71	$7.40	$1,000.00	$1,017.45	$7.69	$1,017.75	$7.38
Class K	$1,000.00	$1,028.80	$1.93	$1.63	$1,000.00	$1,023.16	$1.93	$1,023.46	$1.62

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.48% for Institutional, 0.77% for Service, 0.82% for Investor A, 1.52% for Investor C and 0.38% for Class K), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.42% for Institutional, 0.71% for Service, 0.76% for Investor A, 1.46% for Investor C and 0.32% for Class K), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

10	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Fund Summary as of September 30, 2016	BlackRock Investment Grade Bond Portfolio

Investment Objective

BlackRock Investment Grade Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

On July 29, 2016, the Board approved a proposal, effective October 1, 2016, to change the name of BlackRock Investment Grade Bond Portfolio to BlackRock Managed Income Fund. The Board also approved certain changes to the Fund’s investment objective, investment strategies, benchmark and a change in the Fund’s fiscal year end. Please refer to the Subsequent Events note in the Notes to Financial Statements for further details.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2016, the Fund underperformed its benchmark, the Bloomberg Barclays U.S. Credit Index.

What factors influenced performance?

•

An overweight position in capital securities detracted from performance, even though the Fund’s defensive approach added value due to the sector’s weaker returns in late 2015. The Fund’s underweight in the metals & mining industry — which rallied on the strength of the rebound in commodity prices — had an adverse impact on results, as did security selection within the sector. Security selection in the tobacco sector also detracted, as the Fund’s key overweight positions underperformed during the year.

•

The largest positive contributors included security selection in financials and capital securities, both of which rallied following the U.K.’s vote to exit the European Union. (Capital securities are dividend-paying securities that combine some features of both corporate bonds and preferred stocks, while generally providing higher yields to compensate for being less senior in the issuer’s capital structure.) Positions in high-yield and emerging-market bonds also contributed to performance. The Fund’s tactical duration positioning, as well as its bias in favor of a flattening yield curve, made a further positive contribution. (Duration is a measure of interest rate sensitivity; bond prices rise as yields fall. The yield curve flattens when long-term bonds outperform shorter-term issues.)

•	The Fund held derivatives during the period in order to manage specific risks. However, this aspect of its strategy did not have a material impact on results.

Describe recent portfolio activity.

•

The Fund decreased its allocation to the industrials sector, mainly by reducing its weightings in the midstream energy, metals & mining and communications industries. The Fund added exposure to the technology, food & beverage, pharmaceutical and consumer cyclical services industries. The Fund also reduced its overweight to the banking industry.

•	From a quality perspective, the Fund increased its weighting in A and B rated bonds while reducing its position in BBB and BB rated credits.

•	The Fund had an elevated cash position at the end of the period due to the transition in the Fund’s investment mandate.

Describe portfolio positioning at period end.

•

The Fund’s key overweights were in the banking, technology, pharmaceuticals, midstream energy and cable & satellite industries. Conversely, the Fund was underweight in the oil field services and metals & mining groups. The Fund had a neutral positioning with respect to both duration and the yield curve. (Duration is a measure of interest rate sensitivity.)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
Corporate Bonds	88%
Preferred Securities	6
Foreign Government Obligations	2
Foreign Agency Obligations	2
Taxable Municipal Bonds	1
U.S. Government Sponsored Agency Securities	1

[1]	Total investments exclude short-term securities and options purchased.

Credit Quality Allocation[2]	Percent of Total Investments[1]
AAA/Aaa[3]	4%
AA/Aa	8
A	27
BBB/Baa	57
BB/Ba	3
B	1

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	11

BlackRock Investment Grade Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in investment grade bonds and investments that are the economic equivalent of investment grade bonds. The Fund’s total returns prior to July 29, 2013 are the returns of the Fund when it followed different investment strategies under the name BlackRock Long Duration Bond Portfolio.

[3]

An unmanaged index that includes publicly issued U.S. corporate and non-corporate securities which include foreign agencies, sovereigns, supranationals and local authorities that meet the specified maturity, liquidity, and quality requirements.

[4]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2016

				Average Annual Total Returns[2,5]
				1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	2.24%	1.91%	4.78%	8.06%	N/A	4.44%	N/A	7.12%	N/A
Investor A	1.86	1.61	4.63	7.74	3.43%	4.07	3.22%	6.77	6.28%
Class K	2.31	2.08	4.82	8.12	N/A	4.53	N/A	7.21	N/A
Bloomberg Barclays U.S. Credit Index	—	—	4.76	8.30	N/A	4.83	N/A	5.80	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 15 for a detailed description of share classes, including any related sales charges and fees.

[6]	The Fund commenced operations on October 19, 2007.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[7]	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[7]	Annualized Expense Ratio
Institutional	$1,000.00	$1,047.80	$2.67	$1,000.00	$1,022.46	$2.64	0.52%
Investor A	$1,000.00	$1,046.30	$4.21	$1,000.00	$1,020.96	$4.15	0.82%
Class K	$1,000.00	$1,048.20	$2.31	$1,000.00	$1,022.81	$2.28	0.45%

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/ 366 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

12	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Fund Summary as of September 30, 2016	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2016, the Fund underperformed the benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index.

What factors influenced performance?

•

The most significant negative contributors to the Fund’s return relative to the benchmark included allocation- and selection-based strategies with respect to U.S. Treasuries. Fixed-interest payer positions in 5-year and 10-year swaps also detracted from the Fund’s performance relative to the benchmark as rates declined over the period.

•

The most significant positive contributions to performance came from allocation-based strategies with respect to commercial mortgage-backed securities (“CMBS”) and asset-backed securities (“ABS”), as well as selection-based strategies across 15-year and 30-year residential mortgage-backed securities (“MBS”). Holdings of agency collateralized mortgage obligations benefited performance marginally, as did strategies with respect to global interest rates and currency exposures.

Describe recent portfolio activity.

•

During the 12-month period, the Fund reduced its underweight stance with respect to overall portfolio duration (and corresponding interest rate sensitivity), and ended the period only modestly underweight in duration relative to the benchmark. With respect to the MBS allocation, a large portion of the Fund’s mortgage duration underweight was trimmed, and the Fund ended the period only slightly underweight in mortgage duration relative to the benchmark. The Fund maintained a position in 10-year Treasury Inflation Protected Securities on the view that valuations reflected an overly weak outlook for inflation.

•	The Fund held derivatives during the period in order to manage specific risks. This aspect of its strategy did not have a material impact on results.

Describe portfolio positioning at period end.

•

Relative to the Bloomberg Barclays U.S. Government/Mortgage Index, the Fund ended the period with a modest duration underweight relative to the benchmark. The Fund was also slightly underweight mortgage duration relative to the benchmark. The Fund continued to hold a small allocation in CMBS, with a preference for issues with relatively low market sensitivity.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	52%
U.S. Treasury Obligations	39
Asset-Backed Securities	4
Non-Agency Mortgage-Backed Securities	3
Corporate Bonds	2

[1]	Total investments exclude short-term securities, options purchased, options written and TBA sale commitments.

Credit Quality Allocation[2]	Percent of Total Investments[1]
AAA/Aaa[3]	99%
N/R	1

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	13

BlackRock U.S. Government Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   Under normal circumstances, the Fund invests at least 80% of its assets in bonds that are issued or guaranteed by the U.S. government and its agencies. The Fund invests primarily in the highest rated government and agency bonds and maintains an average portfolio duration that is within ±20% of the duration of the Bloomberg Barclays U.S. Government/ Mortgage Index (the benchmark).

[3]	An index that measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

Performance Summary for the Period Ended September 30, 2016

				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	1.34%	1.19%	1.73%	3.67%	N/A	2.28%	N/A	4.15%	N/A
Service	1.15	0.87	1.54	3.47	N/A	2.07	N/A	3.90	N/A
Investor A	0.99	0.93	1.56	3.42	(0.72)%	1.97	1.14%	3.78	3.35%
Investor B1	0.53	0.47	1.31	2.91	(1.09)	1.45	1.08	3.30	3.30
Investor C	0.26	0.19	1.17	2.53	1.53	1.16	1.16	2.96	2.96
Investor C1	0.45	0.39	1.27	2.82	N/A	1.36	N/A	3.21	N/A
Class R	0.76	0.58	1.43	3.06	N/A	1.67	N/A	3.54	N/A
Bloomberg Barclays U.S. Government/Mortgage Index	—	—	1.75	3.84	N/A	2.37	N/A	4.48	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 15 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[5]	Ending Account Value September 30, 2016	Expenses Paid During the Period[6]
Institutional	$1,000.00	$1,017.30	$3.74	$3.14	$1,000.00	$1,021.36	$3.75	$1,021.96	$3.14
Service	$1,000.00	$1,015.40	$4.70	$4.09	$1,000.00	$1,020.41	$4.71	$1,021.01	$4.10
Investor A	$1,000.00	$1,015.60	$5.41	$4.80	$1,000.00	$1,019.70	$5.42	$1,020.31	$4.81
Investor B1	$1,000.00	$1,013.10	$7.92	$7.32	$1,000.00	$1,017.20	$7.94	$1,017.80	$7.33
Investor C	$1,000.00	$1,011.70	$9.28	$8.67	$1,000.00	$1,015.84	$9.30	$1,016.44	$8.69
Investor C1	$1,000.00	$1,012.70	$8.33	$7.72	$1,000.00	$1,016.80	$8.34	$1,017.40	$7.74
Class R	$1,000.00	$1,014.30	$6.72	$6.11	$1,000.00	$1,018.40	$6.73	$1,019.00	$6.12

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.74% for Institutional, 0.93% for Service, 1.07% for Investor A, 1.57% for Investor B1, 1.84% for Investor C, 1.65% for Investor C1 and 1.33% for Class R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.62% for Institutional, 0.81% for Service, 0.95% for Investor A, 1.45% for Investor B1,1.72% for Investor C, 1.53% for Investor C1 and 1.21% for Class R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[7]

Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366. See “Disclosure of Expenses” on page 16 for further information on how expenses were calculated.

14	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

About Fund Performance

•

Institutional Shares and Class K Shares (Class K Shares are available only in Credit Strategies Income Fund, GNMA Portfolio, Inflation Protected Bond Portfolio and Investment Grade Bond Portfolio) are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to BlackRock Credit Strategies Income Fund’s Class K Shares inception date of August 1, 2016, Class K Share performance results are those of Institutional Shares (which have no distribution or service fees) and were restated to reflect Class K Share fees.

•

Service Shares (available only in GNMA Portfolio, Inflation Protected Bond Portfolio and U.S. Government Bond Portfolio) are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for BlackRock Credit Strategies Income Fund, which is subject to an initial sales charge of 2.50%, and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B1 Shares (available only in U.S. Government Bond Portfolio) are subject to a maximum CDSC of 4.00% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.) Prior to July 18, 2011, U.S. Government Bond Portfolio’s Investor B1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor B1 Shares fees.

•

Investor C Shares (available only in Credit Strategies Income Fund, GNMA Portfolio, Inflation Protected Bond Portfolio and U.S. Government Bond Portfolio) are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Investor C1 Shares (available only in U.S. Government Bond Portfolio) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year. Prior to July 18, 2011, U.S. Government Bond Portfolio’s Investor C1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C1 Shares fees.

•

Class R Shares (available only in U.S. Government Bond Portfolio) are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to July 18, 2011, U.S. Government Bond Portfolio’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Shares fees.

Investor B1 and C1 Shares of U.S. Government Bond Portfolio are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date/payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 5 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	15

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2016 and held through September 30, 2016, except with respect to BlackRock Credit Strategies Income Fund’s Class K Shares which are based on a hypothetical investment of $1,000 on August 1, 2016 (commencement of operations) and held through September 30, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.” The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument.

The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

16	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments September 30, 2016	BlackRock Credit Strategies Income Fund
(Percentages shown are based on Net Assets)

Asset-Backed Securities (a)		Par (000)	Value
ALM VII Ltd.:
Series 2012-7A, Class BR, 3.33%, 10/15/28 (b)	USD	1,000	$1,000,000
Series 2012-7A, Class CR, 4.68%, 10/15/28 (b)		1,000	988,960
ALM VII R Ltd., Series 2013-7RA, Class C, 4.16%, 4/24/24 (b)		250	243,603
ALM VIII Ltd., Series 2013-8A, Class CR, 4.80%, 10/15/28 (b)		1,000	989,600
ARES CLO Ltd., Series 2015-4A, Class C, 4.93%, 10/15/26 (b)		1,000	990,141
ARES XXV CLO Ltd.:
Series 2012-3A, Class BR, 2.30%, 1/17/24 (b)		1,000	1,000,000
Series 2012-3A, Class CR, 3.05%, 1/17/24 (b)		1,000	1,000,000
Atlas Senior Loan Fund II Ltd., Series 2012-2A, Class DR, 4.73%, 1/30/24 (b)		1,000	994,229
Atlas Senior Loan Fund Ltd.:
Series 2012-1A, Class A3LR, 3.26%, 8/15/24 (b)		1,000	1,000,000
Series 2012-1A, Class B1LR, 4.66%, 8/15/24 (b)		1,000	1,000,000
Atrium IX, Series 9A, Class D, 4.33%, 2/28/24 (b)		1,000	982,500
Ballyrock CLO Ltd., Series 2016-1A, Class C, 3.52%, 10/15/28 (b)		1,000	995,000
Bayview Opportunity Master Fund IIa Trust, Series 2016-RPL3, Class A1, 3.47%, 7/28/31 (c)		976	974,862
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-3A, Class BR, 4.17%, 10/14/28 (b)		1,000	1,000,000
Series 2013-3A, Class B, 3.33%, 7/15/25 (b)		1,000	997,798
Series 2016-3A, Class C, 4.79%, 10/20/29 (b)		1,000	988,600
CIFC Funding Ltd., Series 2014-3A, Class C1, 3.50%, 7/22/26 (b)		1,000	999,136
Finn Square CLO Ltd., Series 2012-1A, Class A2R, 2.54%, 12/24/23 (b)		1,000	1,000,000
Flatiron CLO Ltd., Series 12-1AR, Class BR, 4.25%, 10/25/21 (b)		1,000	1,000,000
GoldenTree Loan Opportunities VIII Ltd., Series 2014-8A, Class D, 4.31%, 4/19/26 (b)		1,000	984,200

Asset-Backed Securities (a)		Par (000)	Value
LCM XV LP, Series 15A, Class C, 3.93%, 8/25/24 (b)	USD	1,000	$1,000,010
Madison Park Funding X Ltd., Series 2012-10A, Class A2, 2.10%, 1/20/25 (b)		1,000	995,433
Madison Park Funding XI Ltd., Series 2013-11A, Class A1B, 2.16%, 10/23/25 (b)		1,000	999,930
Neuberger Berman CLO XIII Ltd., Series 2012-13A, Class C, 3.56%, 1/23/24 (b)		1,000	1,008,200
Neuberger Berman CLO XXII Ltd., Series 2016-22A, Class D, 4.67%, 10/17/27 (b)		1,000	970,800
OCP CLO Ltd.:
Series 2013-3A, Class B, 3.43%, 1/17/25 (b)		1,000	999,989
Series 2016-12A, Class A1, 2.43%, 10/18/28 (b)		1,000	999,000
Sound Point CLO III Ltd., Series 2013-2A, Class D, 4.58%, 7/15/25 (b)		250	247,476
THL Credit Wind River CLO Ltd., Series 2014-2A, Class A2, 1.83%, 7/15/26 (b)		1,000	999,794
U.S. Residential Opportunity Fund II Trust:
Series 2016-1II, Class A, 3.47%, 7/27/36 (c)		100	99,729
Series 2016-2II, Class A, 3.47%, 8/27/36 (c)		952	952,039
U.S. Residential Opportunity Fund III Trust:
Series 2016-1III, Class A, 3.47%, 7/27/36 (c)		984	985,672
Series 2016-2III, Class A, 3.47%, 8/27/36 (c)		991	989,998
U.S. Residential Opportunity Fund IV Trust, Series 2016-1IV, Class A, 3.47%, 7/27/36 (c)		871	871,111
VOLT XLVIII LLC, Series 2016-NPL8, Class A1, 3.50%, 7/25/46 (c)		980	980,193
VOLT XXXV, Series 2016-NPL9, Class A1, 3.50%, 9/25/46 (c)		1,000	999,933
Voya CLO Ltd., Series 2016-3A, Class C, 4.71%, 10/18/27 (b)		1,000	978,101
York CLO 1 Ltd., Series 2014-1A, Class D, 4.80%, 1/22/27 (b)		1,000	986,307
Total Asset-Backed Securities — 9.5%			35,192,344

Portfolio Abbreviations

AKA	Also Known As	FKA	Formerly Known As	PIK	Payment-in-kind
AUD	Australian Dollar	GBP	British Pound	RB	Revenue Bonds
BRL	Brazilian Real	GO	General Obligation Bonds	REIT	Real Estate Investment Trust
BZDIOVER	Overnight Brazil CETIP - Interbank Rate	HICP	Harmonised Index of Consumer Price Index	REMIC	Real Estate Mortgage Investment Conduit
CAD	Canadian Dollar	HUF	Hungarian Forint	RUB	Russian Ruble
CHF	Swiss Franc	INR	Indian Rupee	SAR	Saudi Arabian Riyal
CLO	Collateralized Debt Obligation	JPY	Japanese Yen	SEK	Swedish Krona
CLP	Chilean Peso	KRW	South Korean Won	TBA	To-be-announced
CNH	Chinese Yuan Offshore	LIBOR	London Interbank Offered Rate	TRY	Turkish Lira
COP	Colombian Peso	MXIBTIIE	Mexico Interbank TIIE 28-Day	TWD	New Taiwan Dollar
CPI	Consumer Price Index	MXN	Mexican Peso	USD	U.S. Dollar
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MYR NOK NZD	Malaysian Ringgit Norwegian Krone New Zealand Dollar	UKRPI USGI ZAR	UK Retail Price Index United States Government Issue South African Rand
ETF	Exchange-Traded Fund
EUR	Euro
EURIBOR	Euro Interbank Offered Rate

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	17

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Common Stocks		Shares	Value
Equity Real Estate Investment Trusts (REITs) — 0.0%
Ovation Acquisition I, LLC (Acquired 12/28/15, cost $593) (d)(e)		593	$593
Health Care Providers & Services — 0.0%
New Millennium Holdco, Inc. (Millennium Health LLC) (e)		418,385	4
New Millennium Holdco, Inc. (Millennium Health LLC) (e)		392,559	4

			8
Oil, Gas & Consumable Fuels — 0.0%
Denbury Resources, Inc.		12,000	38,362
Southcross Holdings Borrower LP		34	11,900

			50,262
Total Common Stocks — 0.0%			50,863

Corporate Bonds		Par (000)
Aerospace & Defense — 0.3%
Bombardier, Inc.:
6.00%, 10/15/22 (a)	USD	86	77,830
6.13%, 1/15/23 (a)		100	88,750
7.50%, 3/15/25 (a)		213	196,226
KLX, Inc., 5.88%, 12/01/22 (a)		235	243,225
TransDigm, Inc., 6.38%, 6/15/26 (a)		313	323,173

			929,204
Air Freight & Logistics — 0.1%
XPO Logistics, Inc.:
6.50%, 6/15/22 (a)		344	358,620
6.13%, 9/01/23 (a)		186	190,650

			549,270
Airlines — 0.3%
Air Canada Pass-Through Trust, Series 2013-1, Class C, 6.63%, 5/15/18 (a)		109	113,360
American Airlines Group, Inc., 4.63%, 3/01/20 (a)		121	122,210
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (a)		551	556,015
Continental Airlines Pass-Through Certificates, Series 2012-3, Class C, 6.13%, 4/29/18		190	198,550
US Airways Pass-Through Trust, Series 2013-1, Class B, 5.38%, 5/15/23		290	301,736

			1,291,871
Auto Components — 0.3%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.88%, 3/15/19		250	251,250
Schaeffler Finance BV, 4.75%, 5/15/21 (a)		560	579,880
Schaeffler Verwaltung Zwei GmbH, 3.25% (3.25% Cash or 4.00% PIK), 9/15/23 (f)	EUR	200	223,719

			1,054,849
Banks — 1.0%
Allied Irish Banks PLC, 4.13%, 11/26/25 (b)		200	215,740
Barclays PLC, 5.20%, 5/12/26	USD	1,000	1,029,948
CIT Group, Inc.:
5.25%, 3/15/18		430	448,275
5.00%, 8/01/23		240	254,100
HSBC Holdings PLC, 3.60%, 5/25/23		220	227,215
Kasikornbank PCL, 2.38%, 4/06/22		400	400,000
Mizuho Financial Group, Inc., 2.84%, 9/13/26		350	351,607
RHB Bank Bhd, 2.50%, 10/06/21		250	249,637
United Overseas Bank Ltd., 2.88%, 3/08/27 (b)		200	199,670

Corporate Bonds		Par (000)	Value
Banks (continued)
Woori Bank, 4.75%, 4/30/24	USD	400	$432,663

			3,808,855
Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc., 4.90%, 2/01/46		750	892,336
Biotechnology — 0.7%
AbbVie, Inc., 4.70%, 5/15/45		1,250	1,345,975
Amgen, Inc., 4.40%, 5/01/45		140	147,059
Gilead Sciences, Inc., 4.15%, 3/01/47		940	960,765

			2,453,799
Building Products — 0.4%
Builders FirstSource, Inc., 5.63%, 9/01/24 (a)		50	51,250
Masonite International Corp., 5.63%, 3/15/23 (a)		129	136,095
Ply Gem Industries, Inc., 6.50%, 2/01/22		275	283,250
Standard Industries, Inc.:
5.13%, 2/15/21 (a)		135	141,750
5.50%, 2/15/23 (a)		222	231,990
6.00%, 10/15/25 (a)		535	572,450
USG Corp., 9.50%, 1/15/18		120	130,320

			1,547,105
Chemicals — 0.9%
Axalta Coating Systems LLC, 4.88%, 8/15/24 (a)		388	397,457
Chemours Co.:
6.63%, 5/15/23		94	91,650
7.00%, 5/15/25		235	230,887
Huntsman International LLC, 5.13%, 11/15/22		501	521,040
INEOS Group Holdings SA, 5.63%, 8/01/24 (a)		200	196,250
Momentive Performance Materials, Inc., 3.88%, 10/24/21		305	254,294
Platform Specialty Products Corp.:
10.38%, 5/01/21 (a)		51	54,953
6.50%, 2/01/22 (a)		542	527,095
PQ Corp., 6.75%, 11/15/22 (a)		319	338,140
PSPC Escrow Corp., 6.00%, 1/02/23	EUR	200	210,144
WR Grace & Co-Conn, 5.13%, 10/01/21 (a)	USD	330	350,625

			3,172,535
Commercial Services & Supplies — 0.4%
Acosta, Inc., 7.75%, 10/01/22 (a)		191	157,097
ADT Corp.:
3.50%, 7/15/22		315	303,187
4.13%, 6/15/23		25	24,625
4.88%, 7/15/32 (a)		109	95,647
Laureate Education, Inc., 9.25%, 9/01/19 (a)		76	72,390
Mobile Mini, Inc., 5.88%, 7/01/24		80	83,400
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (a)		412	449,080
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (a)		310	321,625

			1,507,051
Communications Equipment — 0.4%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29		650	719,063
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (a)		265	282,556
CommScope, Inc.:
4.38%, 6/15/20 (a)		334	344,020
5.50%, 6/15/24 (a)		31	32,550

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Corporate Bonds		Par (000)	Value
Communications Equipment (continued)
Hughes Satellite Systems Corp.:
5.25%, 8/01/26 (a)	USD	72	$71,100
6.63%, 8/01/26 (a)		54	52,110

			1,501,399
Construction & Engineering — 0.4%
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (a)		230	230,000
Engility Corp., 8.88%, 9/01/24 (a)		51	51,637
GS Engineering & Construction Corp., 4.50%, 7/21/21 (g)		600	609,004
Modular Space Corp., 10.25%, 1/31/19 (a)(e)(h)		556	233,520
Xi’an Municipal Infrastructure Construction Investment Group Co. Ltd., 2.80%, 9/13/19		350	352,724

			1,476,885
Consumer Finance — 0.4%
Ally Financial, Inc.:
4.63%, 3/30/25		305	312,625
8.00%, 11/01/31		580	714,850
Navient Corp.:
6.63%, 7/26/21		52	52,390
5.50%, 1/25/23		117	107,347
7.25%, 9/25/23		82	82,000
6.13%, 3/25/24		64	59,600
5.88%, 10/25/24		124	112,840

			1,441,652
Containers & Packaging — 1.2%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.25%, 1/31/19 (a)		700	714,875
4.07%, 5/15/21 (a)(b)		411	417,165
4.25%, 1/15/22	EUR	100	114,603
4.63%, 5/15/23 (a)	USD	340	341,700
7.25%, 5/15/24 (a)		220	234,300
Ball Corp., 5.00%, 3/15/22		183	197,183
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20		323	333,094
8.25%, 2/15/21		100	104,250
4.13%, 7/15/21 (a)(b)		820	832,300
5.13%, 7/15/23 (a)		74	76,405
7.00%, 7/15/24 (a)		599	642,427
Sealed Air Corp., 6.88%, 7/15/33 (a)		265	284,213
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc., 6.38%, 5/01/22 (a)		35	35,437

			4,327,952
Diversified Consumer Services — 0.0%
Service Corp. International, 4.50%, 11/15/20		55	56,237
Diversified Financial Services — 0.8%
Altice Financing SA, 7.50%, 5/15/26 (a)		234	243,653
APT Pipelines Ltd., 4.20%, 3/23/25		67	69,224
BCD Acquisition, Inc., 9.63%, 9/15/23 (a)		25	26,125
Double Eagle Acquisition Sub, Inc., 7.50%, 10/01/24 (a)		94	95,645
FBM Finance, Inc., 8.25%, 8/15/21 (a)		40	41,800
Goodman Australia Industrial Fund Bond Issuer Pty Ltd., 3.40%, 9/30/26		325	326,685
Mercury Bondco PLC, 8.25% (8.25% Cash or 9.00% PIK), 5/30/21 (f)	EUR	300	347,420
Mitsubishi UFJ Lease & Finance Co. Ltd., 2.25%, 9/07/21	USD	500	499,885

Corporate Bonds		Par (000)	Value
Diversified Financial Services (continued)
RH International Finance Ltd., 3.88%, 7/20/21	USD	200	$199,052
Virgin Media Secured Finance PLC:
5.50%, 8/15/26 (a)		550	561,000
6.25%, 3/28/29	GBP	400	554,101

			2,964,590
Diversified Telecommunication Services — 1.5%
CenturyLink, Inc., 6.75%, 12/01/23	USD	205	213,200
Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)		164	168,100
Consolidated Communications, Inc., 6.50%, 10/01/22		30	29,100
Frontier Communications Corp.:
6.25%, 9/15/21		100	96,125
10.50%, 9/15/22		50	53,000
7.13%, 1/15/23		30	27,975
7.63%, 4/15/24		240	224,400
6.88%, 1/15/25		484	428,340
GCX Ltd., 7.00%, 8/01/19		394	392,323
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		43	33,325
5.50%, 8/01/23		62	42,935
Level 3 Financing, Inc.:
4.41%, 1/15/18 (b)		126	126,473
5.38%, 8/15/22		430	449,350
5.13%, 5/01/23		387	398,610
5.38%, 1/15/24		231	240,673
SBA Communications Corp., 4.88%, 9/01/24 (a)		936	943,020
Telecom Italia Capital SA:
6.38%, 11/15/33		29	29,507
6.00%, 9/30/34		241	238,650
7.20%, 7/18/36		130	138,450
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	200	299,711
Wind Acquisition Finance SA, 7.38%, 4/23/21 (a)	USD	200	209,000
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 4/01/23		496	520,800
6.38%, 5/15/25		300	318,000

			5,621,067
Electric Utilities — 0.7%
Duke Energy Corp.:
2.65%, 9/01/26		260	255,129
4.80%, 12/15/45		1,000	1,135,277
Southern Co., 4.40%, 7/01/46		1,000	1,078,998

			2,469,404
Electrical Equipment — 0.2%
Cortes NP Acquisition Corp., 9.25%, 10/15/24 (a)		114	114,000
Sensata Technologies BV, 5.00%, 10/01/25 (a)		266	271,985
Sensata Technologies UK Financing Co. PLC, 6.25%, 2/15/26 (a)		325	351,813

			737,798
Electronic Equipment, Instruments & Components — 0.3%
CDW LLC/CDW Finance Corp.:
6.00%, 8/15/22		75	79,875
5.00%, 9/01/23		623	643,247
Foxconn Far East Ltd., 2.25%, 9/23/21		400	398,832

			1,121,954
Energy Equipment & Services — 0.2%
Ensco PLC, 4.50%, 10/01/24		48	34,560

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	19

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Corporate Bonds		Par (000)	Value
Energy Equipment & Services (continued)
Noble Holding International Ltd.:
4.63%, 3/01/21	USD	30	$24,000
6.95%, 4/01/25		30	23,700
Transocean, Inc.:
3.75%, 10/15/17		124	124,620
6.00%, 3/15/18		245	246,225
8.13%, 12/15/21		26	24,830
5.05%, 10/15/22		81	63,484
Weatherford International LLC, 6.80%, 6/15/37		30	21,600
Weatherford International Ltd.:
7.75%, 6/15/21		40	39,600
6.50%, 8/01/36		72	51,120
5.95%, 4/15/42		32	21,920

			675,659
Equity Real Estate Investment Trusts (REITs) — 1.2%
Communications Sales & Leasing, Inc./CSL Capital LLC, 8.25%, 10/15/23		120	125,939
Crown Castle International Corp., 5.25%, 1/15/23		932	1,055,341
Equinix, Inc., 5.88%, 1/15/26		335	360,125
ESH Hospitality, Inc., 5.25%, 5/01/25 (a)		489	488,389
GEO Group, Inc.:
5.88%, 10/15/24		265	227,900
6.00%, 4/15/26		127	107,950
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18		73	76,103
Iron Mountain, Inc., 4.38%, 6/01/21 (a)		440	455,813
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 5/01/24 (a)		1,156	1,253,913
4.50%, 9/01/26 (a)		88	88,000
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 4/15/21		200	206,000

			4,445,473
Food & Staples Retailing — 0.3%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 6/15/24 (a)		165	171,600
5.75%, 3/15/25 (a)		104	103,740
Rite Aid Corp., 6.13%, 4/01/23 (a)		661	713,331

			988,671
Food Products — 0.6%
CP Foods Holdings Ltd., 0.50%, 9/22/21 (g)		400	400,000
FAGE International SA/FAGE USA Dairy Industry, Inc., 5.63%, 8/15/26 (a)		200	206,000
JBS USA LUX SA/JBS USA Finance, Inc.:
7.25%, 6/01/21 (a)		180	186,075
5.75%, 6/15/25 (a)		185	181,763
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.88%, 1/15/24 (a)		63	67,253
Post Holdings, Inc.:
7.75%, 3/15/24 (a)		364	407,680
8.00%, 7/15/25 (a)		222	254,051
5.00%, 8/15/26 (a)		130	129,350
TreeHouse Foods, Inc., 6.00%, 2/15/24 (a)		138	148,523
WhiteWave Foods Co., 5.38%, 10/01/22		106	120,443

			2,101,138
Health Care Equipment & Supplies — 0.3%
Alere, Inc., 6.38%, 7/01/23 (a)		209	213,180
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (a)		733	679,857

Corporate Bonds		Par (000)	Value
Health Care Equipment & Supplies (continued)
Hologic, Inc., 5.25%, 7/15/22 (a)	USD	187	$198,454

			1,091,491
Health Care Providers & Services — 1.5%
Acadia Healthcare Co., Inc.:
5.13%, 7/01/22		370	366,300
6.50%, 3/01/24		60	62,850
Amsurg Corp., 5.63%, 7/15/22		390	398,775
Centene Corp.:
5.63%, 2/15/21		352	373,120
4.75%, 5/15/22		117	120,803
6.13%, 2/15/24		33	35,805
CHS/Community Health Systems, Inc., 5.13%, 8/15/18		113	114,130
DaVita, Inc., 5.00%, 5/01/25		217	217,814
HCA, Inc.:
7.50%, 2/15/22		5	5,738
4.75%, 5/01/23		5	5,213
5.00%, 3/15/24		650	685,750
5.25%, 4/15/25		24	25,590
5.88%, 2/15/26		404	430,765
5.25%, 6/15/26		314	333,625
4.50%, 2/15/27		60	60,375
Series 1, 5.88%, 5/01/23		350	372,750
HealthSouth Corp.:
5.13%, 3/15/23		45	44,887
5.75%, 11/01/24		52	53,852
MEDNAX, Inc., 5.25%, 12/01/23 (a)		189	198,686
MPH Acquisition Holdings LLC, 7.13%, 6/01/24 (a)		290	311,750
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/01/23 (a)		308	318,010
Surgery Center Holdings, Inc., 8.88%, 4/15/21 (a)		75	80,063
Tenet Healthcare Corp.:
4.35%, 6/15/20 (b)		565	567,881
6.75%, 6/15/23		448	416,640

			5,601,172
Hotels, Restaurants & Leisure — 0.9%
Aramark Services, Inc.:
5.75%, 3/15/20		9	9,248
4.75%, 6/01/26 (a)		75	75,375
BC ULC/New Red Finance, Inc., 6.00%, 4/01/22 (a)		345	361,387
Boyd Gaming Corp., 6.88%, 5/15/23		87	94,177
Caesars Entertainment Resort Properties LLC, 8.00%, 10/01/20		786	812,527
Hilton Domestic Operating Co., Inc., 4.25%, 9/01/24 (a)		74	75,480
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
5.00%, 6/01/24 (a)		36	37,620
5.25%, 6/01/26 (a)		97	102,577
MGM Resorts International:
8.63%, 2/01/19		325	366,437
6.75%, 10/01/20		39	43,680
6.63%, 12/15/21		420	472,500
6.00%, 3/15/23		5	5,425
4.63%, 9/01/26		72	70,200
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (a)		67	68,173
Scientific Games International, Inc.:
7.00%, 1/01/22 (a)		93	98,347
10.00%, 12/01/22		199	183,577

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Station Casinos LLC, 7.50%, 3/01/21	USD	325	$343,727

			3,220,457
Household Durables — 0.3%
Beazer Homes USA, Inc., 6.63%, 4/15/18		70	71,260
CalAtlantic Group, Inc., 5.88%, 11/15/24		190	203,300
Lennar Corp., 4.88%, 12/15/23		125	128,125
PulteGroup, Inc., 5.50%, 3/01/26		298	312,900
TRI Pointe Group, Inc., 4.88%, 7/01/21		265	271,625

			987,210
Household Products — 0.2%
Spectrum Brands, Inc.:
6.63%, 11/15/22		580	626,400
5.75%, 7/15/25		155	167,400

			793,800
Independent Power and Renewable Electricity Producers — 0.3%
AES Corp., 6.00%, 5/15/26		94	99,405
Calpine Corp.:
5.38%, 1/15/23		90	89,663
5.88%, 1/15/24 (a)		93	98,231
5.50%, 2/01/24		47	46,413
Dynegy, Inc.:
7.38%, 11/01/22		280	276,500
5.88%, 6/01/23		10	9,075
7.63%, 11/01/24		15	14,730
NRG Energy, Inc., 6.63%, 1/15/27 (a)		407	398,860
NRG Yield Operating LLC, 5.38%, 8/15/24		150	154,125

			1,187,002
Insurance — 1.1%
Allstate Corp., 5.75%, 8/15/53 (b)		1,500	1,610,625
Assicurazioni Generali SpA, 5.50%, 10/27/47 (b)	EUR	200	233,096
Credit Agricole Assurances SA, 4.50% (b)(i)		400	443,209
HUB International Ltd.:
9.25%, 2/15/21 (a)	USD	126	131,103
7.88%, 10/01/21 (a)		181	184,620
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24 (a)		735	819,525
Union Life Insurance Co. Ltd., 3.00%, 9/19/21		600	588,848

			4,011,026
Internet & Direct Marketing Retail — 0.0%
Netflix, Inc.:
5.50%, 2/15/22		14	15,068
5.75%, 3/01/24		35	37,625

			52,693
IT Services — 0.7%
APX Group, Inc.:
6.38%, 12/01/19		80	81,500
7.88%, 12/01/22 (a)		45	47,137
First Data Corp.:
5.38%, 8/15/23 (a)		28	28,840
7.00%, 12/01/23 (a)		755	798,413
5.75%, 1/15/24 (a)		1,387	1,425,143
Sabre GLBL, Inc., 5.25%, 11/15/23 (a)		150	152,625

			2,533,658
Life Sciences Tools & Services — 0.3%
Crimson Merger Sub, Inc., 6.63%, 5/15/22 (a)		330	291,225

Corporate Bonds		Par (000)	Value
Life Sciences Tools & Services (continued)
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (a)	USD	724	$752,960
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (a)		47	48,880

			1,093,065
Machinery — 0.4%
Allison Transmission, Inc., 5.00%, 10/01/24 (a)		105	107,625
CRRC Corp Ltd., 0.00%, 2/05/21 (g)(j)		500	520,000
Gates Global LLC/Gates Global Co., 6.00%, 7/15/22 (a)		358	340,100
Schaeffler Holding Finance BV:
6.25% (6.25% Cash or 6.75% PIK), 11/15/19 (a)(f)		200	207,250
6.75% (6.75% Cash or 7.25% PIK), 11/15/22 (a)(f)		200	228,500
SPX FLOW, Inc.:
5.63%, 8/15/24 (a)		98	99,470
5.88%, 8/15/26 (a)		53	53,596

			1,556,541
Marine — 0.1%
Onorato Armatori SpA, 7.75%, 2/15/23	EUR	195	211,387
Media — 4.1%
Altice Luxembourg SA, 7.75%, 5/15/22 (a)	USD	200	213,500
Altice U.S. Finance I Corp., 5.38%, 7/15/23 (a)		613	633,689
Altice U.S. Finance II Corp., 7.75%, 7/15/25 (a)		611	659,880
AMC Networks, Inc., 5.00%, 4/01/24		135	135,844
Cablevision Systems Corp.:
7.75%, 4/15/18		183	193,523
8.00%, 4/15/20		10	10,475
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.13%, 2/15/23		100	104,250
5.88%, 4/01/24 (a)		251	267,792
5.75%, 2/15/26 (a)		155	164,300
5.50%, 5/01/26 (a)		386	402,405
5.88%, 5/01/27 (a)		55	58,575
Cengage Learning Acquisitions, Inc., 0.00%, 4/15/20 (e)(j)		76	—
Cequel Communications Holdings I LLC/Cequel Capital Corp., 5.13%, 12/15/21 (a)		525	523,693
Charter Communications Operating LLC/Charter Communications Operating Capital:
4.91%, 7/23/25 (a)		210	231,642
6.48%, 10/23/45 (a)		998	1,206,903
Clear Channel Worldwide Holdings, Inc., 6.50%, 11/15/22		1,380	1,436,925
Comcast Corp., 3.20%, 7/15/36		675	660,216
Cox Communications, Inc., 3.35%, 9/15/26 (a)		765	771,161
CSC Holdings LLC:
10.13%, 1/15/23 (a)		218	251,245
5.25%, 6/01/24		349	331,550
6.63%, 10/15/25 (a)		286	310,310
10.88%, 10/15/25 (a)		200	234,000
DISH DBS Corp.:
5.13%, 5/01/20		110	114,125
6.75%, 6/01/21		90	97,200
7.75%, 7/01/26 (a)		455	483,437
DISH Network Corp., 3.38%, 8/15/26 (a)(g)		93	101,835
Gray Television, Inc., 7.50%, 10/01/20		67	69,579
iHeartCommunications, Inc.:
9.00%, 12/15/19		425	336,281

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	21

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Corporate Bonds		Par (000)	Value
Media (continued)
9.00%, 3/01/21	USD	74	$55,130
9.00%, 9/15/22		260	189,150
MDC Partners, Inc., 6.50%, 5/01/24 (a)		369	341,325
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (a)		45	47,137
National CineMedia LLC, 5.75%, 8/15/26 (a)		30	31,125
Nexstar Escrow Corp., 5.63%, 8/01/24 (a)		90	90,225
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (a)		140	144,550
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.63%, 2/15/24		43	44,720
Radio One, Inc., 7.38%, 4/15/22 (a)		110	110,550
SFR Group SA, 7.38%, 5/01/26 (a)		771	788,108
Sirius XM Radio, Inc.:
4.63%, 5/15/23 (a)		55	55,000
5.38%, 4/15/25 (a)		135	139,387
TEGNA, Inc., 5.13%, 10/15/19		40	41,050
Tribune Media Co., 5.88%, 7/15/22		349	353,144
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 3.50%, 1/15/27	EUR	400	442,602
Univision Communications, Inc.:
8.50%, 5/15/21 (a)	USD	105	108,675
5.13%, 5/15/23 (a)		285	288,563
5.13%, 2/15/25 (a)		1,370	1,378,563
Viacom, Inc., 3.45%, 10/04/26		125	124,931
Virgin Media Receivables Financing Notes I DAC, 5.50%, 9/15/24	GBP	150	194,859

			14,973,129
Metals & Mining — 2.0%
Anglo American Capital PLC, 2.50%, 4/29/21	EUR	200	222,717
ArcelorMittal:
7.25%, 2/25/22	USD	31	35,185
8.00%, 10/15/39		94	101,520
7.75%, 3/01/41		190	198,075
Constellium NV:
4.63%, 5/15/21	EUR	100	99,514
5.75%, 5/15/24 (a)	USD	750	693,750
First Quantum Minerals Ltd.:
7.00%, 2/15/21 (a)		55	49,225
7.25%, 5/15/22 (a)		165	146,025
FMG Resources August 2006 Property Ltd., 9.75%, 3/01/22 (a)		265	307,400
Freeport-McMoRan, Inc.:
2.38%, 3/15/18		1,159	1,141,615
3.10%, 3/15/20		210	201,075
4.00%, 11/14/21		126	119,227
3.55%, 3/01/22		38	34,580
3.88%, 3/15/23		433	388,583
5.40%, 11/14/34		57	47,310
5.45%, 3/15/43		271	217,477
Joseph T Ryerson & Son, Inc., 11.00%, 5/15/22 (a)		221	243,100
Novelis Corp.:
6.25%, 8/15/24 (a)		507	538,054
5.88%, 9/30/26 (a)		259	265,151
Steel Dynamics, Inc.:
5.13%, 10/01/21		190	197,363
5.50%, 10/01/24		80	83,800
Teck Resources Ltd.:
3.00%, 3/01/19		120	118,200
3.75%, 2/01/23		75	68,719
8.50%, 6/01/24 (a)		381	436,245
6.13%, 10/01/35		32	30,080
6.00%, 8/15/40		75	69,187
6.25%, 7/15/41		166	158,945
5.20%, 3/01/42		97	82,935

Corporate Bonds		Par (000)	Value
Metals & Mining (continued)
United States Steel Corp., 8.38%, 7/01/21 (a)	USD	291	$318,281
Vedanta Resources PLC, 8.25%, 6/07/21		500	505,000
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (a)		387	394,740

			7,513,078
Multiline Retail — 0.2%
Dollar Tree, Inc.:
5.25%, 3/01/20		22	22,825
5.75%, 3/01/23		597	642,521
JC Penney Corp., Inc.:
6.38%, 10/15/36		24	20,640
7.40%, 4/01/37		34	31,450

			717,436
Oil, Gas & Consumable Fuels — 5.5%
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 9/15/24 (a)		20	20,250
California Resources Corp., 8.00%, 12/15/22 (a)		308	204,820
Callon Petroleum Co., 6.13%, 10/01/24 (a)		30	31,050
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23		300	297,000
Cenovus Energy, Inc.:
5.70%, 10/15/19		43	46,157
5.20%, 9/15/43		30	26,939
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24 (a)		731	789,480
Chesapeake Energy Corp.:
6.50%, 8/15/17		15	15,225
3.93%, 4/15/19 (b)		179	167,365
6.63%, 8/15/20		48	45,180
6.88%, 11/15/20		50	46,750
8.00%, 12/15/22 (a)		20	20,275
5.50%, 9/15/26 (a)(g)		97	97,000
CONSOL Energy, Inc.:
5.88%, 4/15/22		788	724,960
8.00%, 4/01/23		20	19,400
Continental Resources, Inc.:
4.50%, 4/15/23		123	118,080
3.80%, 6/01/24		385	352,275
4.90%, 6/01/44		30	25,200
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00%, 12/15/20		10	10,075
6.13%, 3/01/22		60	60,600
6.25%, 4/01/23		45	45,563
DCP Midstream LLC:
6.45%, 11/03/36 (a)		126	122,535
6.75%, 9/15/37 (a)		140	138,250
Denbury Resources, Inc., 9.00%, 5/15/21 (a)		171	179,123
Encana Corp.:
3.90%, 11/15/21		140	140,277
6.50%, 2/01/38		148	153,375
5.15%, 11/15/41		222	198,994
Energy Transfer Equity LP:
7.50%, 10/15/20		137	150,357
5.88%, 1/15/24		416	431,600
5.50%, 6/01/27		185	184,075
Energy Transfer Partners LP, 5.15%, 3/15/45		1,000	926,282
Enterprise Products Operating LLC, 4.46%, 8/01/66 (b)		1,500	1,413,900
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., 7.88%, 7/15/21 (a)		110	114,400
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75%, 2/15/21		40	40,000

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
6.75%, 8/01/22	USD	270	$278,203
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 9/30/21 (a)		71	71,177
Gulfport Energy Corp.:
7.75%, 11/01/20		155	161,006
6.63%, 5/01/23		80	82,000
Halcon Resources Corp., 8.63%, 2/01/20 (a)		155	155,775
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.63%, 4/15/21 (a)		65	66,787
5.00%, 12/01/24 (a)		123	117,773
Kinder Morgan Energy Partners LP, 4.25%, 9/01/24		1,000	1,029,267
MEG Energy Corp.:
6.50%, 3/15/21 (a)		583	475,874
7.00%, 3/31/24 (a)		73	57,670
Murphy Oil Corp., 6.88%, 8/15/24		84	86,831
NGPL PipeCo LLC:
7.12%, 12/15/17 (a)		1,072	1,120,240
9.63%, 6/01/19 (a)		125	131,406
7.77%, 12/15/37 (a)		123	133,455
Oasis Petroleum, Inc.:
6.50%, 11/01/21		205	195,775
6.88%, 3/15/22		17	16,278
ONEOK, Inc., 7.50%, 9/01/23		139	155,680
Parsley Energy LLC/Parsley Finance Corp.:
7.50%, 2/15/22 (a)		120	127,500
6.25%, 6/01/24 (a)		71	73,307
PDC Energy, Inc., 7.75%, 10/15/22		141	150,517
QEP Resources, Inc.:
5.38%, 10/01/22		377	374,173
5.25%, 5/01/23		50	49,250
Range Resources Corp.:
5.88%, 7/01/22 (a)		14	14,140
5.00%, 3/15/23 (a)		270	263,925
Rockies Express Pipeline LLC:
6.85%, 7/15/18 (a)		88	92,620
6.00%, 1/15/19 (a)		35	36,750
5.63%, 4/15/20 (a)		70	73,850
6.88%, 4/15/40 (a)		131	134,930
RSP Permian, Inc., 6.63%, 10/01/22		102	106,845
Sabine Pass Liquefaction LLC:
6.25%, 3/15/22		290	316,825
5.75%, 5/15/24		511	549,964
5.63%, 3/01/25		140	150,500
5.88%, 6/30/26 (a)		227	246,721
5.00%, 3/15/27 (a)		50	51,250
Sanchez Energy Corp., 6.13%, 1/15/23		520	417,300
Seven Generations Energy Ltd.:
8.25%, 5/15/20 (a)		3	3,191
6.75%, 5/01/23 (a)		58	60,175
6.88%, 6/30/23 (a)		15	15,600
SM Energy Co.:
5.63%, 6/01/25		120	112,800
6.75%, 9/15/26		51	51,510
Southwestern Energy Co.:
7.50%, 2/01/18		21	21,998
5.80%, 1/23/20		140	139,650
4.10%, 3/15/22		220	199,650
6.70%, 1/23/25		40	40,000
Sunoco Logistics Partners Operations LP, 3.90%, 7/15/26		155	158,056
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50%, 9/15/24 (a)		152	153,140
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
6.38%, 8/01/22		60	62,100

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
5.13%, 2/01/25 (a)	USD	31	$31,039
5.38%, 2/01/27 (a)		17	17,106
Tesoro Logistics LP/Tesoro Logistics Finance Corp., 6.25%, 10/15/22		229	244,457
TransCanada Trust, 5.88%, 8/15/76 (b)		1,700	1,798,652
Whiting Petroleum Corp.:
5.00%, 3/15/19		110	106,425
Series C-1, 5.75%, 3/15/21 (g)		140	143,910
Williams Cos., Inc.:
3.70%, 1/15/23		5	4,850
4.55%, 6/24/24		112	114,190
5.75%, 6/24/44		462	475,860
Williams Partners LP, 3.90%, 1/15/25		1,000	997,915
WPX Energy, Inc.:
5.25%, 1/15/17		30	30,225
7.50%, 8/01/20		55	58,163
6.00%, 1/15/22		126	125,764
8.25%, 8/01/23		195	209,625

			20,298,427
Paper & Forest Products — 0.1%
Louisiana-Pacific Corp., 4.88%, 9/15/24 (a)		33	33,000
Norske Skog AS, 11.75%, 12/15/19	EUR	300	284,798

			317,798
Personal Products — 0.2%
NBTY, Inc., 7.63%, 5/15/21 (a)	USD	593	606,236
Pharmaceuticals — 1.1%
Capsugel SA, 7.00% (7.00% Cash or 7.75% PIK), 5/15/19 (a)(f)		22	22,055
Endo Finance LLC, 5.75%, 1/15/22 (a)		190	175,275
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.88%, 4/15/20 (a)		121	123,420
5.63%, 10/15/23 (a)		87	83,303
5.50%, 4/15/25 (a)		102	96,900
Mylan NV, 3.95%, 6/15/26 (a)		1,000	1,007,537
Shire Acquisitions Investments Ireland DAC, 3.20%, 9/23/26		745	749,007
Teva Pharmaceutical Finance Netherlands III BV, 4.10%, 10/01/46		730	726,538
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (a)		167	167,835
5.38%, 3/15/20 (a)		76	70,300
7.00%, 10/01/20 (a)		104	100,880
6.38%, 10/15/20 (a)		686	643,125
7.50%, 7/15/21 (a)		10	9,681
5.63%, 12/01/21 (a)		46	41,055
5.50%, 3/01/23 (a)		7	5,985
5.88%, 5/15/23 (a)		71	61,237
6.13%, 4/15/25 (a)		181	155,886

			4,240,019
Real Estate Management & Development — 1.1%
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (a)		18	18,090
Fantasia Holdings Group Co. Ltd.:
11.50%, 6/01/18		200	216,536
7.38%, 10/04/21		800	807,309
Greenland Hong Kong Holdings Ltd., 3.88%, 7/28/19		650	643,185
Jinan West City Investment & Development Group Co. Ltd., 3.13%, 10/11/21		450	450,325
Kaisa Group Holdings Ltd., 6.56% (6.56% Cash or 6.56% PIK), 6/30/20 (f)		21	19,747

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	23

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Corporate Bonds		Par (000)	Value
Real Estate Management & Development (continued)
Powerlong Real Estate Holdings Ltd., 4.88%, 9/15/21	USD	500	$485,102
Realogy Group LLC/Realogy Co-Issuer Corp.:
5.25%, 12/01/21 (a)		87	91,540
4.88%, 6/01/23 (a)		859	872,959
Theta Capital Pte Ltd., 7.00%, 4/11/22		400	422,244
Xinyuan Real Estate Co. Ltd., 8.13%, 8/30/19		200	197,641

			4,224,678
Road & Rail — 0.2%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.13%, 6/01/22 (a)		195	195,609
Avis Budget Finance PLC, 4.13%, 11/15/24	EUR	200	219,054
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (a)	USD	286	293,150
Hertz Corp.:
4.25%, 4/01/18		52	53,300
7.38%, 1/15/21		5	5,194
5.50%, 10/15/24 (a)		117	116,561

			882,868
Semiconductors & Semiconductor Equipment — 0.3%
Advanced Micro Devices, Inc., 7.50%, 8/15/22		29	29,761
Micron Technology, Inc.:
5.25%, 8/01/23 (a)		101	99,737
5.63%, 1/15/26 (a)		44	42,130
Microsemi Corp., 9.13%, 4/15/23 (a)		13	14,820
NVIDIA Corp., 3.20%, 9/16/26		390	393,071
NXP BV/NXP Funding LLC, 4.13%, 6/01/21 (a)		306	327,803
Semiconductor Manufacturing International Corp., 0.00%, 7/07/22 (g)(j)		250	285,313
Versum Materials, Inc., 5.50%, 9/30/24 (a)		67	68,843

			1,261,478
Software — 0.8%
BMC Software Finance, Inc., 8.13%, 7/15/21 (a)		330	299,475
Infor U.S., Inc., 6.50%, 5/15/22		655	663,187
Informatica LLC, 7.13%, 7/15/23 (a)		116	108,460
Oracle Corp., 4.00%, 7/15/46		1,250	1,291,641
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23		204	214,710
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 2/01/23	EUR	200	215,460

			2,792,933
Specialty Retail — 0.3%
Asbury Automotive Group, Inc., 6.00%, 12/15/24	USD	185	190,550
L Brands, Inc., 6.88%, 11/01/35		362	394,580
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (a)		270	225,450
Penske Automotive Group, Inc., 5.38%, 12/01/24		140	140,700

			951,280
Technology Hardware, Storage & Peripherals — 0.8%
Apple Inc., 3.85%, 8/04/46		1,165	1,191,518
Diamond 1 Finance Corp./Diamond 2 Finance Corp.:
7.13%, 6/15/24 (a)		588	646,711
8.35%, 7/15/46 (a)		500	598,675
Western Digital Corp.:
7.38%, 4/01/23 (a)		393	432,300

Corporate Bonds		Par (000)	Value
Technology Hardware, Storage & Peripherals (continued)
10.50%, 4/01/24 (a)	USD	35	$40,600

			2,909,804
Textiles, Apparel & Luxury Goods — 0.0%
Hanesbrands, Inc., 4.88%, 5/15/26 (a)		60	61,350
Thrifts & Mortgage Finance — 0.1%
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (a)		200	195,000
MGIC Investment Corp., 5.75%, 8/15/23		55	57,200
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (a)		45	45,675

			297,875
Trading Companies & Distributors — 1.0%
Aircastle Ltd.:
5.13%, 3/15/21		33	35,269
5.50%, 2/15/22		427	460,093
5.00%, 4/01/23		122	127,795
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23 (a)		128	133,120
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (a)		423	369,067
HD Supply, Inc.:
5.25%, 12/15/21 (a)		725	766,687
5.75%, 4/15/24 (a)		647	679,350
Herc Rentals, Inc.:
7.50%, 6/01/22 (a)		112	115,920
7.75%, 6/01/24 (a)		200	205,500
United Rentals North America, Inc.:
4.63%, 7/15/23		706	723,650
5.75%, 11/15/24		115	119,313
5.50%, 7/15/25		3	3,060

			3,738,824
Wireless Telecommunication Services — 0.9%
Sprint Capital Corp.:
6.90%, 5/01/19		280	288,750
6.88%, 11/15/28		490	459,987
Sprint Communications, Inc.:
9.00%, 11/15/18 (a)		425	469,094
7.00%, 8/15/20		60	60,300
Sprint Corp.:
7.25%, 9/15/21		35	35,131
7.88%, 9/15/23		336	338,100
7.13%, 6/15/24		470	458,250
7.63%, 2/15/25		55	54,450
T-Mobile USA, Inc.:
6.63%, 4/28/21		240	252,600
6.73%, 4/28/22		208	218,400
6.00%, 3/01/23		280	299,127
6.50%, 1/15/26		430	475,687

			3,409,876
Total Corporate Bonds — 37.6%			138,673,345

Floating Rate Loan Interests (b)
Advertising — 0.1%
Affinion Group, Inc., Tranche B Term Loan, 6.75%, 4/30/18		297	288,029

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Floating Rate Loan Interests (b)		Par (000)	Value
Aerospace & Defense — 0.5%
B/E Aerospace, Inc., Term Loan, 3.75%-3.85%, 12/16/21	USD	232	$234,209
Sequa Corp., Initial Term Loan, 5.25%, 6/19/17		271	236,462
TransDigm, Inc.:
Delayed Draw Tranche F Term Loan, 3.75%, 6/09/23		127	127,109
Initial Tranche F Term Loan, 3.75%, 6/09/23		169	168,932
Tranche D Term Loan, 3.75%-3.84%, 6/04/21		196	195,338
Tranche E Term Loan, 3.75%, 5/14/22		99	99,235
Tranche F Term Loan, 3.75%, 6/09/23		643	642,337

			1,703,622
Air Freight & Logistics — 0.3%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21		183	146,085
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		185	147,713
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		33	26,428
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.50%, 3/19/21		259	207,444
XPO Logistics, Inc., Refinanced Term Loan, 4.25%, 11/01/21		486	488,113

			1,015,783
Airlines — 0.2%
Air Medical Group Holdings, Inc., Initial Term Loan, 4.25%, 4/28/22		290	287,256
Delta Air Lines, Inc., 2014 Term B-1 Loan, 3.25%, 10/18/18		144	144,398
Northwest Airlines, Inc.:
Term Loan B757-200 (N551), 2.46%, 9/10/18		11	11,078
Term Loan B757-200 (N554), 2.46%, 9/10/18		11	11,078
Term Loan B757-300 (N550), 2.46%, 3/10/17		11	11,050
Term Loan B757-300 (N583), 3.08%, 3/10/17		5	4,521
Term Loan B757-300 (N584), 3.08%, 3/10/17		5	4,638
US Airways, Inc., Tranche B-1 Term Loan (Consenting), 3.50%, 5/23/19		189	189,071

			663,090
Beverages — 0.1%
Blue Ribbon LLC, 2016-1 New Term Loan (First Lien), 5.00%, 11/15/21		530	532,256
Biotechnology — 0.4%
AMAG Pharmaceuticals, Inc., Initial Term Loan, 4.75%, 8/17/21		218	217,821
Grifols Worldwide Operations Ltd., U.S. Tranche B Term Loan, 3.45%, 2/27/21		1,089	1,098,661

			1,316,482
Building Products — 0.6%
Continental Building Products, Inc., Term Loan, 3.50%, 8/18/23		370	371,003
CPG International, Inc., Term Loan, 4.75%, 9/30/20		719	719,563
Jeld-Wen, Inc. (Onex BP Finance LP), Initial Loan, 5.25%, 10/15/21		411	413,613
Ply Gem Industries, Inc., Term Loan, 4.00%, 2/01/21		386	388,361

Floating Rate Loan Interests (b)		Par (000)	Value
Building Products (continued)
Wilsonart LLC:
Initial Term Loan, 4.00%, 10/31/19	USD	313	$313,586
Tranche B Term Loan, 4.00%, 10/31/19		199	199,528

			2,405,654
Capital Markets — 0.3%
Moxie Patriot LLC, Construction B-1 Advances, 6.75%, 12/19/20		363	354,455
Royal Holdings, Inc.:
Initial Term Loan (First Lien), 4.50%, 6/20/22		219	220,716
Initial Term Loan (Second Lien), 8.50%, 6/19/23		260	256,100
SAM Finance Luxembourg S.à r.l. (Santandar), Dollar Term Loan, 4.25%, 12/17/20		432	435,518

			1,266,789
Chemicals — 0.8%
Ascend Performance Materials Operations LLC, Term B Loan, 6.50%, 8/12/22		324	319,018
Axalta Coating Systems Dutch Holding B BV (Axalta Coating Systems U.S. Holdings, Inc.), Refinanced Term B Loan, 3.75%, 2/01/20		387	389,226
Chemours Co., Tranche B Term Loan, 3.75%, 5/12/22		456	451,393
MacDermid, Inc. (Platform Specialty Products Corp.):
Tranche B Term Loan (First Lien), 5.50%, 6/07/20		745	745,791
Tranche B-2 Term Loan, 5.50%, 6/07/20		74	73,895
Tranche B-3 Term Loan, 5.50%, 6/07/20		358	358,950
Oxea Finance & Cy SCA (Oxea Finance LLC), Tranche B-2 Term Loan (First Lien), 4.25%, 1/15/20		622	590,640
PQ Corp., Tranche B-1 Term Loan, 5.75%, 11/04/22		219	220,242

			3,149,155
Commercial Services & Supplies — 1.6%
ADS Waste Holdings, Inc., Initial Tranche B-2 Term Loan, 3.75%, 10/09/19		484	484,619
Allied Universal Holdco LLC (FKA USAGM Holdco LLC):
Amendment Delayed Draw Term Loan, 4.50%, 7/28/22		60	60,177
Incremental Term Loan, 5.50%, 7/28/22		596	597,021
Initial Loan (Second Lien), 9.50%, 7/28/23		375	371,561
Initial Term Loan (First Lien), 4.75%, 7/28/22		147	145,842
Aramark Corp., U.S. Term F Loan, 3.34%, 2/24/21		411	413,025
Dealer Tire LLC, Initial Term Loan, 5.50%, 12/22/21		361	364,024
Erie Acquisition Holdings, Inc. (GCA Services Group, Inc.), Term Loan (First Lien), 5.75%-5.98%, 3/01/23		382	384,345
iQor U.S., Inc., Term B Loan (First Lien), 6.00%, 4/01/21		169	145,243
KAR Auction Services, Inc.:
Tranche B-2 Term Loan, 4.06%, 3/11/21		115	116,099
Tranche B-3 Term Loan, 4.38%, 3/09/23		342	346,745
Livingston International, Inc., Initial Term B-1 Loan (First Lien), 5.50%, 4/18/19		111	104,587
Packers Holdings LLC, Initial Term Loan, 4.75%, 12/02/21		491	492,478
Prime Security Services Borrower LLC (AKA Protection 1 Security Solutions), Term B-1 Loan (First Lien), 4.75%, 5/02/22		409	412,680

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	25

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Floating Rate Loan Interests (b)		Par (000)	Value
Commercial Services & Supplies (continued)
Spin Holdco, Inc., Initial Term Loan (First Lien), 4.25%, 11/14/19	USD	835	$830,492
U.S. Security Associates Holdings, Inc., Initial Term Loan, 6.00%, 7/14/23		185	185,000
W3 Co., Term Loan (Second Lien), 9.25%, 9/13/20		55	21,762
Waste Industries USA, Inc., Term B Loan, 3.50%, 2/27/20		439	440,867

			5,916,567
Communications Equipment — 0.1%
Commscope, Inc., Tranche 5 Term Loan (2015), 3.75%, 12/29/22		208	209,655
Riverbed Technology, Inc., First Amendment Term Loan, 5.00%, 4/25/22		351	353,531

			563,186
Construction & Engineering — 0.4%
Aecom Technology Corp., Term B Commitment, 3.75%, 10/15/21		85	85,614
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/26/20		505	498,393
CNT Holdings III Corp., Term Loan (First Lien), 5.25%, 1/22/23		517	520,204
Stonewall Gas Gathering LLC, Loan, 8.75%, 1/28/22		229	232,613

			1,336,824
Construction Materials — 0.3%
Faenza Acquisition GmbH (CeramTec Acquisition Corp.):		51	51,083
Dollar Term B-3 Loan, 4.25%, 8/30/20
Initial Dollar Term B-1 Loan, 4.25%, 8/30/20		166	167,131
Initial Dollar Term B-2 Loan, 4.25%, 8/30/20		18	18,525
Headwaters, Inc., Term B-1 Loan, 4.00%, 3/24/22		327	328,062
Quikrete Holdings, Inc., Initial Loan (First Lien), 4.00%, 9/28/20		387	389,834

			954,635
Containers & Packaging — 0.7%
Ardagh Holdings USA, Inc. (Ardagh Packaging Finance SA), New Term Loan, 4.00%, 12/17/19		655	657,388
Berry Plastics Corp.:
Term D Loan, 3.50%, 2/08/20		199	198,629
Term H Loan, 3.75%, 10/01/22		561	562,601
BWay Intermediate Co., Inc., Initial Term Loan, 5.50%-7.00%, 8/14/20		652	654,836
Kleopatra Holdings 2 SCA:
Initial German Borrower Dollar Term Loan, 5.00%, 4/28/20		112	113,427
Initial U.S. Borrower Dollar Term Loan, 5.00%, 4/28/20		263	265,418

			2,452,299
Distributors — 0.2%
American Tire Distributors, Inc., Initial Term Loan, 5.25%, 9/01/21		345	339,923
Fram Group Holdings, Inc./Prestone Holdings, Inc.:
Loan (Second Lien), 11.00%, 1/29/18		326	279,829
Term Loan (First Lien), 7.00%, 7/29/17		233	223,273

			843,025

Floating Rate Loan Interests (b)		Par (000)	Value
Diversified Consumer Services — 0.5%
Bright Horizons Family Solutions LLC (FKA Bright Horizons Family Solutions, Inc.):
Term B Loan, 3.75%-5.25%, 1/30/20	USD	289	$290,673
Term B-1 Loan, 4.25%-5.75%, 1/30/20		296	296,308
Houghton Mifflin Harcourt Co., Term Loan, 4.00%, 5/28/21		370	366,092
ServiceMaster Co. LLC, Initial Term Loan, 4.25%, 7/01/21		967	975,556

			1,928,629
Diversified Financial Services — 0.9%
AlixPartners LLP, Initial Term Loan, 4.50%, 7/28/22		515	515,552
Camelot Finance LP (Camelot Cayman LP) (AKA Thomson Reuters Intellectual Property & Science), Initial Term Loan, 3.75%, 9/15/23		420	420,315
Jefferies Finance LLC (JFIN Co-Issuer Corp.) AKA Project Shot Put, Term Loan, 4.50%, 5/14/20		741	729,516
MGM Growth Properties Operating Partnership LP, Term B Loan, 4.00%, 4/25/23		823	829,798
SolarWinds Holdings, Inc., 2016 Refinancing Term Loan, 5.50%, 2/03/23		603	608,919
SS&C European Holdings S.à r.l., Term B-2 Loan, 4.00%, 7/08/22		119	120,254

			3,224,354
Diversified Telecommunication Services — 2.5%
Avaya, Inc., Term B-7 Loan, 6.25%, 5/29/20		442	325,790
Consolidated Communications, Inc., Term Loan B, 3.00%, 9/29/23		150	150,845
Electric Lightwave Holdings, Inc. (FKA Integra Telecom Holdings, Inc.):
Term B-1 Loan (Second Lien), 9.75%, 2/12/21		238	231,016
Term B-1 Loan, 5.25%, 8/14/20		371	367,877
Hawaiian Telcom Communications, Inc., Term Loan, 5.25%, 6/06/19		168	168,849
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19		827	785,838
Level 3 Financing, Inc.:
Tranche B 2020 Term Loan, 4.00%, 1/15/20		1,175	1,179,994
Tranche B-III 2019 Term Loan, 4.00%, 8/01/19		230	231,249
Ligado Networks LLC (FKA New LightSquared LLC), Junior Loan, 13.50%, 12/07/20 (e)(h)		3,027	1,952,705
LTS Buyer LLC (Sidera Networks, Inc.), Term B Loan (First Lien), 4.09%, 4/13/20		1,193	1,193,072
Telesat Canada, U.S. Term B-2 Loan, 3.50%, 3/28/19		362	362,149
Virgin Media Investment Holdings Ltd.:
E Facility, 4.25%, 6/30/23	GBP	270	350,543
F Facility, 3.65%, 6/30/23	USD	516	518,133
Zayo Group LLC (Zayo Capital, Inc.), 2021 Term Loan, 3.75%, 5/06/21		836	839,062
Ziggo BV:
Term Loan B1 Facility, 3.65%, 1/15/22		276	276,016
Term Loan B2, 3.65%, 1/15/22		168	167,651
Term Loan B3, 3.70%, 1/15/22		52	52,094

			9,152,883
Electric Utilities — 0.9%
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), Term Loan, 4.25%, 12/19/16		1,631	1,642,630

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Floating Rate Loan Interests (b)		Par (000)	Value
Electric Utilities (continued)
Green Energy Partners/Stonewall LLC, Term B-1 Conversion Advances, 6.50%, 11/13/21	USD	425	$412,250
Texas Competitive Electric Holdings Co. LLC (TXU):
2017 Term Loan (Extending), 5.00%, 10/10/17		815	234,459
Term C Loan, 5.00%, 10/31/17		226	228,008
Term Loan, 5.00%, 10/31/17		993	999,901

			3,517,248
Electrical Equipment — 0.2%
Cortes NP Acquisition Corp., Term Loan B (First Lien), 5.00%, 9/29/23		920	897,000
Electronic Equipment, Instruments & Components — 0.2%
CPI Acquisition, Inc., Term Loan (First Lien), 5.50%, 8/17/22		179	174,735
Dell International LLC (EMC Corp.), Term B Loan, 4.00%, 9/07/23		515	517,899

			692,634
Energy Equipment & Services — 0.2%
Drillships Financing Holding, Inc. (Ocean Rig), Tranche B-1 Term Loan, 6.00%, 3/31/21		667	331,987
Seventy Seven Operating LLC, Term Loan, 3.75%, 6/25/20		63	54,639
Weatherford International Ltd., Loan, 1.96%, 7/13/20		395	375,636

			762,262
Equity Real Estate Investment Trusts (REITs) — 0.1%
Communications Sales & Leasing, Inc. (CSL Capital LLC), Term Loan, 5.00%, 10/24/22		217	218,228
RHP Hotel Properties LP, Tranche B Term Loan, 3.59%, 1/15/21		293	294,044

			512,272
Food & Staples Retailing — 0.9%
Albertson’s LLC:
2016-1 Term B-4 Loan, 4.50%, 8/25/21		785	790,320
2016-1 Term B-5 Loan, 4.75%, 12/21/22		195	197,297
Term B-6 Loan, 4.75%, 6/22/23		171	172,625
Rite Aid Corp.:
Tranche 1 Term Loan (Second Lien), 5.75%, 8/21/20		215	215,404
Tranche 2 Term Loan (Second Lien), 4.88%, 6/21/21		590	590,737
U.S. Foods, Inc. (AKA U.S. Foodservice, Inc.), Initial Term Loan, 4.00%, 6/27/23		1,232	1,240,893

			3,207,276
Food Products — 0.6%
Chobani LLC, Term B Loan (First Lien), 5.25%, 9/29/23		300	298,500
Dole Food Co., Inc., Tranche B Term Loan, 4.50%-6.00%, 11/01/18		255	255,866
Hostess Brands LLC:
Term B Loan (First Lien), 4.50%, 8/03/22		659	662,775
Term B Loan (Second Lien), 8.50%, 8/03/23		39	39,259
Pinnacle Foods Finance LLC, Tranche G Term Loan, 3.25%, 4/29/20		440	441,901
Reddy Ice Corp.:
Term B Loan (First Lien), 6.75%-8.00%, 5/01/19		290	264,409
Term B Loan (Second Lien), 10.75%, 11/01/19		200	155,334

			2,118,044

Floating Rate Loan Interests (b)		Par (000)	Value
Gas Utilities — 0.1%
Samchully Midstream 3 LLC, Initial Term Loan, 5.75%, 10/20/21	USD	374	$340,363
Health Care Equipment & Supplies — 0.7%
Alere, Inc. (FKA IM U.S. Holdings LLC), B Term Loan, 4.25%, 6/20/22		632	626,390
Auris Luxembourg III S.à r.l. (AKA Siemens Audiology), Facility B4, 4.25%, 1/17/22		412	413,799
DJO Finance LLC, Initial Term Loan, 4.25%, 6/08/20		580	569,261
Immucor, Inc. (FKA IVD Acquisition Corp.), Term B-2 Loan, 5.00%, 8/17/18		377	367,402
Ortho-Clinical Diagnostics Holdings Luxembourg S.à r.l., Initial Term Loan, 4.75%, 6/30/21		489	477,764

			2,454,616
Health Care Providers & Services — 2.3%
Acadia Healthcare Co., Inc., Tranche B-2 Term Loan, 3.75%, 2/16/23		414	416,344
ADMI Corp. (AKA Aspen Dental), Initial Term Loan, 5.25%, 4/29/22		422	424,123
AmSurg Corp., Initial Term Loan, 3.50%, 7/16/21		575	574,985
Change Healthcare Holdings, Inc. (FKA Emdeon, Inc.), Term B-2 Loan, 3.75%, 11/02/18		824	825,372
CHG Healthcare Services, Inc. (FKA CHG Buyer Corp.), Term Loan (First Lien), 4.75%, 6/07/23		754	761,026
CHS/Community Health Systems, Inc.:
Incremental 2018 Term F Loan, 4.08%, 12/31/18		299	297,265
Incremental 2019 Term G Loan, 3.75%, 12/31/19		295	289,757
Curo Health Services Holdings, Inc., Term B Loan (First Lien), 6.50%, 2/07/22		199	198,746
DaVita Inc. (FKA DaVita HealthCare Partners, Inc.), Tranche B Term Loan, 3.50%, 6/24/21		608	610,778
Envision Healthcare Corp. (FKA Emergency Medical Services Corp.):
Initial Term Loan, 4.25%, 5/25/18		377	377,277
Tranche B-2 Term Loan, 4.50%, 10/28/22		227	227,620
MPH Acquisition Holdings LLC, Initial Term Loan, 5.00%, 6/07/23		636	643,908
National Mentor Holdings, Inc., Tranche B Term Loan, 4.25%, 1/31/21		146	146,539
Press Ganey Holdings, Inc.:
Term B Loan (First Lien), 4.25%, 10/05/23		260	260,000
Term B Loan (Second Lien), 8.25%, 9/30/24		135	133,650
Surgery Center Holdings, Inc., Initial Term Loan (First Lien), 4.75%, 11/03/20		293	293,055
Surgical Care Affiliates, Inc., Initial Term Loan, 4.25%, 3/17/22		575	578,153
Team Health, Inc., New Tranche B Term Loan, 3.84%, 11/23/22		676	678,571
U.S. Renal Care, Inc., Initial Term Loan (First Lien), 5.25%, 12/30/22		331	316,707
Vizient, Inc., Initial Term Loan, 6.25%, 2/13/23		505	510,357

			8,564,233
Health Care Technology — 0.1%
IMS Health, Inc., Term B Dollar Loan, 3.50%, 3/17/21		438	439,063
Hotels, Restaurants & Leisure — 1.9%
Amaya Holdings BV:
Initial Term B Loan (First Lien), 5.00%, 8/01/21		903	901,472

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	27

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Floating Rate Loan Interests (b)		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
Initial Term B Loan (Second Lien), 8.00%, 8/01/22	USD	297	$294,549
AMF Bowling Centers, Inc., Term B Loan (First Lien), 5.00%, 9/19/23		412	410,113
B.C. Unlimited Liability Co. (New Red Finance, Inc.) (AKA Burger King/Tim Hortons), Term B-2 Loan, 3.75%, 12/10/21		1,006	1,012,694
Bass Pro Group LLC, New Term Loan (2015), 4.00%, 6/05/20		230	229,177
Boyd Gaming Corp., Term B Loan, 5.50%, 8/14/20		143	143,914
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		1,182	1,178,054
CCM Merger, Inc. (MotorCity Casino Hotel), Term Loan, 4.50%, 8/06/21		389	389,040
Eldorado Resorts, Inc., Initial Term Loan, 4.25%, 7/25/22		375	375,988
ESH Hospitality, Inc., Initial Term Loan, 3.75%, 8/30/23		155	156,025
Hilton Worldwide Finance LLC:
Series B-1 Term Loan, 3.50%, 10/26/20		49	49,187
Series B-2 Term Loan, 3.03%-3.21%, 10/25/23		226	227,251
Jack Ohio Finance LLC (FKA ROC Finance LLC), Funded Term B Loan, 3.75%, 6/20/19		320	312,534
KFC Holding Co. (AKA Yum! Brands), Term B Loan, 3.28%, 6/16/23		423	425,858
La Quinta Intermediate Holdings LLC, Initial Term Loan, 3.75%, 4/14/21		106	106,125
Scientific Games International, Inc.:
Initial Term B-2 Loan, 6.00%, 10/01/21		225	225,771
Initial Term Loan, 6.00%, 10/18/20		192	192,161
Station Casinos LLC, Term B Facility Loan, 3.75%, 6/08/23		367	369,374

			6,999,287
Household Products — 0.1%
Spectrum Brands, Inc., USD Term Loan, 3.50%-5.25%, 6/23/22		368	369,221
Independent Power and Renewable Electricity Producers — 0.6%
Calpine Corp., Term Loan (2015), 4.00%, 1/15/23		417	418,934
Dynegy Finance IV, Inc., Term Loan, 5.00%, 6/27/23		680	684,930
Eastern Power LLC (Eastern Covert Midco LLC) (AKA TPF II LC LLC), Term Loan, 5.00%, 10/02/21		378	381,055
Exgen Texas Power LLC, Term Loan, 5.75%, 9/18/21		309	251,735
Granite Acquisition, Inc.:
Term B Loan (First Lien), 5.00%, 12/17/21		390	385,512
Term C Loan (First Lien), 5.00%, 12/17/21		17	17,264

			2,139,430
Insurance — 1.0%
AmWINS Group LLC:
New Term Loan (First Lien), 4.75%, 9/06/19		192	193,160
Term Loan (Second Lien ), 9.50%, 9/04/20		200	202,334
AssuredPartners, Inc., First Lien Term Loan, 5.75%, 10/21/22		718	721,004
Asurion LLC (FKA Asurion Corp.), Incremental Tranche B-4 Term Loan, 5.00%, 8/04/22		928	932,200
Sedgwick Claims Management Services, Inc.:

Floating Rate Loan Interests (b)		Par (000)	Value
Insurance (continued)
2016 New Term Loan, 5.25%, 3/01/21	USD	499	$501,867
Initial Loan (Second Lien), 6.75%, 2/28/22		560	553,000
Solera LLC (Solera Finance, Inc.), Dollar Term Loan, 5.75%, 3/03/23		457	461,677

			3,565,242
Internet Software & Services — 0.5%
CAMP International Holding Co.:
Initial Term Loan (First Lien), 4.75%, 8/18/23		85	84,830
Initial Term Loan (Second Lien), 8.25%, 8/18/24		30	30,000
Cotiviti Corp., Term Loan B, 3.61%, 9/22/23		858	859,671
Go Daddy Operating Co. LLC, Initial Term Loan, 4.25%, 5/13/21		481	483,314
GTCR Valor Companies, Inc., Initial Term Loan (First Lien), 7.00%, 6/16/23		404	384,293
Trader Corp., Term Loan, 4.00%, 8/09/23		105	105,460

			1,947,568
IT Services — 1.1%
Engility Corp. (FKA TASC, Inc.):
Term B1 Loan, 4.88%, 8/12/20		30	30,275
Term B2 Loan, 5.75%-7.25%, 8/14/23		56	56,092
First Data Corp.:
2021 Extended Dollar Term Loan, 4.53%, 3/24/21		1,333	1,342,414
2022 Dollar Term Loan, 4.28%, 7/08/22		200	201,050
IG Investments Holdings LLC, Extended Tranche B Term Loan, 6.00%, 10/31/21		727	728,504
Sabre GLBL, Inc. (FKA Sabre, Inc.):
Incremental Term Loan, 4.50%, 2/19/19		286	287,054
Term B Loan, 4.00%, 2/19/19		290	291,097
Vantiv LLC (FKA Fifth Third Processing Solutions LLC), Term B Loan, 3.50%, 6/13/21		316	316,372
WEX, Inc., Term B Loan, 4.25%, 6/30/23		653	659,870

			3,912,728
Leisure Products — 0.0%
Leslie’s Poolmart, Inc., Tranche B Term Loan, 5.25%, 8/16/23		100	100,583
Life Sciences Tools & Services — 0.9%
DPX Holdings BV (FKA JLL/Delta Dutch Newco BV), 2015 Incremental Dollar Term Loan, 4.25%, 3/11/21		1,179	1,176,664
InVentiv Health, Inc. (FKA Ventiv Health, Inc.), Term Loan B, 3.75%, 9/29/23		812	813,246
Jaguar Holding Co. I (AKA Pharmaceutical Product Development, Inc.), Initial Term Loan, 4.25%, 8/18/22		1,080	1,083,265
Sterigenics-Nordion Holdings LLC, Initial Term Loan, 4.25%, 5/16/22		424	425,232

			3,498,407
Machinery — 1.1%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (FKA Silver II U.S. Holdings LLC), Refinancing Term Loan, 4.00%, 12/13/19		790	737,023
Ameriforge Group, Inc., Initial Term Loan (Second Lien), 8.75%, 12/21/20		90	12,000
Filtration Group Corp., Term Loan (First Lien), 4.25%, 11/20/20		578	579,638
FPC Holdings, Inc., Initial Loan (First Lien), 5.25%, 11/19/19		334	296,710

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Floating Rate Loan Interests (b)		Par (000)	Value
Machinery (continued)
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/06/21	USD	1,029	$1,012,869
Mueller Water Products, Inc., Initial Loan, 4.00%-4.09%, 11/24/21		291	293,471
Navistar, Inc., Tranche B Term Loan, 6.50%, 8/07/20		285	285,536
Rexnord LLC/RBS Global, Inc., Term B Loan, 4.00%, 8/21/20		482	482,186
Safway Group Holding LLC, Initial Term Loan, 5.75%, 8/21/23		240	241,399

			3,940,832
Media — 3.1%
Acosta, Inc. (FKA Acosta Holdco, Inc.), Tranche B-1 Loan, 4.25%, 9/26/21		160	151,875
Advantage Sales & Marketing, Inc.:
Initial Term Loan (First Lien), 4.25%, 7/23/21		252	249,149
Term Loan (Second Lien), 7.50%, 7/25/22		159	151,037
Altice France SA (Numericable-SFR SA):
Term B-5 Loan, 4.56%, 7/29/22		548	552,035
Term B-6 Loan, 4.75%, 2/10/23		207	208,462
Term B-7 Loan, 5.00%, 1/15/24		622	627,661
Altice U.S. Finance I Corp. (Cequel Communications LLC), Initial Term Loan, 4.25%-5.75%, 12/14/22		772	776,469
Cengage Learning, Inc., 2016 Refinancing Term Loan, 5.25%, 6/07/23		180	179,326
Charter Communications Operating LLC (AKA CCO Safari LLC):
Term H Loan (2016), 3.25%, 8/24/21		123	123,559
Term I Loan (2016), 3.50%, 1/24/23		911	916,788
Creative Artists Agency LLC, Amendment No. 3 Incremental Term Loan, 5.00%-6.50%, 12/17/21		550	553,217
CSC Holdings LLC (FKA CSC Holdings, Inc. (Cablevision)), Initial Term Loan, 5.00%, 10/09/22		1,096	1,096,764
iHeartCommunications, Inc. (FKA Clear Channel Communications, Inc.):
Tranche D Term Loan, 7.27%, 1/30/19		949	729,076
Tranche E Term Loan, 8.02%, 7/30/19		250	190,973
Liberty Cablevision of Puerto Rico LLC (FKA San Juan Cable LLC), Term B Loan (First Lien), 4.50%, 1/07/22		460	453,390
Live Nation Entertainment, Inc., Term B-1 Loan, 3.59%, 8/17/20		107	106,934
MGOC, Inc. (FKA Media General, Inc.), Term B Loan, 4.00%, 7/31/20		168	168,114
Mission Broadcasting, Inc., Term B Loan (First Lien), 3.00%, 9/26/23		92	92,878
Nexstar Broadcasting, Inc., Term B Loan (First Lien), 4.25%, 9/26/23		1,038	1,042,297
Telenet Financing USD LLC, Term Loan AD Facility, 4.36%, 6/30/24		715	720,161
Tribune Media Co. (FKA Tribune Co.), Term B Loan, 3.75%, 12/27/20		779	783,953
Univision Communications, Inc., Replacement First Lien Term Loan, 4.00%, 3/01/20		1,056	1,057,728
UPC Financing Partnership, Facility AN, 4.08%, 8/31/24		365	365,752

			11,297,598
Metals & Mining — 0.5%
Novelis, Inc., Initial Term Loan, 4.00%-4.09%, 6/02/22		728	731,112

Floating Rate Loan Interests (b)		Par (000)	Value
Metals & Mining (continued)
Reynolds Group Holdings, Inc., U.S. Term Loan, 4.25%, 2/05/23	USD	1,083	$1,086,541
WireCo WorldGroup, Inc., Term Loan B, 5.50%, 7/21/23		220	220,642

			2,038,295
Multiline Retail — 0.3%
Dollar Tree, Inc., Term B-3 Loan, 3.06%, 7/06/22		254	255,293
Evergreen Acqco 1 LP, New Term Loan, 5.00%, 7/09/19		150	136,681
Hudson’s Bay Co., Initial Term Loan, 4.75%, 9/30/22		581	582,037

			974,011
Multi-Utilities — 0.0%
Power Borrower LLC, Initial Term Loan (Second Lien), 8.25%, 11/06/20		45	44,775
Oil, Gas & Consumable Fuels — 0.9%
Bronco Midstream Funding LLC, Term Loan, 5.00%, 8/17/20		717	667,139
California Resources Corp., Loan, 11.38%, 12/31/21		375	393,517
Chesapeake Energy Corp., Class A Loan, 8.50%, 8/23/21		590	618,945
CITGO Holding, Inc., Term Loan, 9.50%, 5/12/18		364	368,118
MEG Energy Corp., New Term Loan, 3.75%, 3/31/20		751	699,335
Southcross Energy Partners LP, Initial Term Loan, 5.25%, 8/04/21		34	27,130
Southcross Holdings Borrower LP, Tranche B Term Loan, 3.50%-5.50%, 4/13/23		31	25,708
Ultra Resources, Inc., Revolving Credit, 4.75%, 10/06/16		174	162,255
Veresen Midstream LP, Tranche B-1 Term Loan, 5.25%, 3/31/22		445	440,606

			3,402,753
Personal Products — 0.1%
NBTY, Inc., Dollar Term B Loan, 5.00%, 5/05/23		294	295,404
Revlon Consumer Products Corp., Initial Term B Loan, 4.25%, 9/07/23		175	175,238

			470,642
Pharmaceuticals — 1.2%
Akorn, Inc., Loan, 5.25%, 4/16/21		306	309,135
Capsugel Holdings U.S., Inc., New Dollar Term Loan, 4.00%, 7/31/21		901	905,344
Catalent Pharma Solutions, Inc. (FKA Cardinal Health 409, Inc.), Dollar Term Loan, 4.25%, 5/20/21		734	737,983
Endo Luxembourg Finance Co. I S.à r.l., 2015 Incremental Term B Loan, 3.75%, 9/26/22		486	484,383
Prestige Brands, Inc., Term B-3 Loan, 3.50%, 9/03/21		292	293,915
RPI Finance Trust, Term B-4 Term Loan, 3.59%, 11/09/20		705	706,985
Valeant Pharmaceuticals International, Inc.:
Series C-2 Tranche B Term Loan, 5.25%, 12/11/19		145	144,811
Series D-2 Tranche B Term Loan, 5.00%, 2/13/19		136	135,852
Series E-1 Tranche B Term Loan, 5.25%, 8/05/20		581	581,671

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	29

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Floating Rate Loan Interests (b)		Par (000)	Value
Pharmaceuticals (continued)
Series F-1 Tranche B Term Loan, 5.50%, 4/01/22	USD	231	$232,060

			4,532,139
Professional Services — 0.7%
DTI Holdco, Inc., Term Loan, 5.25%, 9/23/23		345	341,836
Employbridge LLC (FKA Koosharem LLC), Term Loan, 7.50%, 5/15/20		166	142,317
EWT Holdings III Corp. (FKA WTG Holdings III Corp.), Term Loan (First Lien), 4.75%, 1/15/21		376	375,535
Redtop Acquisitions Ltd.:
Initial Dollar Term Loan (First Lien), 4.50%, 12/03/20		283	281,690
Initial Dollar Term Loan (Second Lien), 8.25%, 6/03/21		73	72,028
Sterling Midco Holdings, Inc. (FKA Sterling Holdings Ultimate Parent, Inc.), Initial Term Loan (First Lien), 5.75%, 6/20/22		282	280,953
Trans Union LLC, 2016 Incremental Term B-2 Commitment, 3.59%, 4/09/21		1,072	1,074,732

			2,569,091
Real Estate Management & Development — 0.5%
CityCenter Holdings LLC, Term B Loan, 4.25%, 10/16/20		403	405,884
DTZ U.S. Borrower LLC (DTZ AUS Holdco PTY Ltd.) (AKA Cushman & Wakefield), 2015-1 Additional Term Loan (First Lien), 4.25%, 11/04/21		415	415,590
Realogy Group LLC (FKA Realogy Corp.), New 2022 Term Loan, 3.75%, 7/20/22		1,054	1,065,610

			1,887,084
Road & Rail — 0.1%
SIRVA Worldwide, Inc., Loan, 7.50%, 3/27/19		281	278,613
Semiconductors & Semiconductor Equipment — 0.8%
Avago Technologies Cayman Holdings Ltd., Term B-3 Loan, 3.52%, 2/01/23		1,458	1,475,088
Cavium, Inc., Initial Term B Loan, 3.75%, 8/16/22		60	60,600
Microsemi Corp., Closing Date Term B Loan, 3.75%, 1/15/23		265	267,880
NXP BV (NXP Funding LLC), Tranche F Loan, 3.41%, 12/07/20		439	440,482
On Semiconductor Corp., Closing Date Term Loan, 5.25%, 3/31/23		430	431,767
Versum Materials, Inc., Term Loan, 2.50%, 9/21/23		195	195,813

			2,871,630
Software — 2.0%
Applied Systems, Inc.:
Initial Term Loan (First Lien), 4.00%, 1/25/21		411	411,763
Initial Term Loan (Second Lien), 7.50%, 1/24/22		99	99,588
BMC Software Finance, Inc., Initial U.S. Term Loan, 5.00%, 9/10/20		460	442,679
Infor (U.S.), Inc. (FKA Lawson Software, Inc.), Tranche B-5 Term Loan, 3.75%, 6/03/20		917	911,258
Informatica Corp., Dollar Term Loan, 4.50%, 8/05/22		1,028	999,315
Kronos, Inc.:
Incremental Term Loan (First Lien), 4.50%, 10/30/19		296	296,920

Floating Rate Loan Interests (b)		Par (000)	Value
Software (continued)
Initial Term Loan (Second Lien), 9.75%, 4/30/20	USD	419	$425,896
LANDesk Group, Inc., Term Loan, 4.50%, 9/16/22		230	231,437
Mitchell International, Inc.:
Initial Loan (Second Lien), 8.50%, 10/11/21		275	268,125
Initial Term Loan, 4.50%, 10/13/20		416	415,661
RP Crown Parent LLC, Term Loan B, 3.50%, 9/22/23		372	372,423
Sophia LP, Closing Date Term Loan, 4.75%, 9/30/22		536	535,707
SS&C Technologies, Inc., Term B-1 Loan, 4.00%, 7/08/22		961	967,684
TIBCO Software, Inc., Term Loan, 5.50%, 12/04/20		256	252,022
VF Holding Corp., Initial Term Loan (First Lien), 4.75%, 6/30/23		590	591,752

			7,222,230
Specialty Retail — 0.9%
Coinstar, Inc., Term Loan, 4.25%, 9/26/23		223	223,797
Harbor Freight Tools USA, Inc., Initial Loan (2016), 4.00%, 8/18/23		565	567,508
Michaels Stores, Inc., Incremental 2014 Term Loan, 4.00%, 1/28/20		723	725,350
National Vision, Inc., Initial Term Loan (First Lien), 4.00%, 3/12/21		823	812,972
Neiman Marcus Group, Inc., Other Term Loan, 4.25%, 10/25/20		245	224,756
Party City Holdings, Inc. (Party City Corp.), Term Loan, 4.25%-4.49%, 8/19/22		557	558,693
PetCo Animal Supplies, Inc., Tranche B-2 Term Loan, 5.00%, 1/26/23		223	224,819

			3,337,895
Trading Companies & Distributors — 0.9%
American Builders & Contractors Supply Co., Inc.:
Restatement Effective Date Term Loan, 2.75%, 9/23/23		379	380,165
Term B Loan, 3.50%, 4/16/20		271	271,138
Beacon Roofing Supply, Inc., Initial Term Loan, 3.50%, 10/01/22		391	391,734
GYP Holdings III Corp., New Incremental First Lien Term Loan, 4.50%, 4/01/21		540	537,709
HD Supply, Inc., Incremental Term Loan, 3.75%, 8/13/21		880	880,649
MRC Global (U.S.), Inc. (FKA McJunkin Red Man Corp.), Term Loan, 5.00%, 11/08/19		95	92,513
Nexeo Solutions LLC, Initial Term Loan, 5.25%, 6/09/23		175	175,327
Solenis International LP (Solenis Holdings 3 LLC) (AKA Ashland Water Technologies), Initial Term Loan (Second Lien), 7.75%, 7/31/22		540	526,500

			3,255,735
Wireless Telecommunication Services — 0.2%
SBA Senior Finance II LLC, Incremental Tranche B-1 Term Loan 3.34%, 3/24/21		387	387,926

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Floating Rate Loan Interests (b)		Par (000)	Value
Wireless Telecommunication Services (continued)
T-Mobile USA, Inc., Senior Lien Term Loan, 3.50%, 11/09/22	USD	292	$294,220

			682,146
Total Floating Rate Loan Interests — 36.2%			133,556,208

Foreign Agency Obligations
British Virgin Islands — 0.3%
Bluestar Finance Holdings Ltd.:
3.13%, 9/30/19		500	501,022
3.50%, 9/30/21		500	500,297

			1,001,319
China — 0.3%
CDBI Treasure I Ltd., 2.25%, 8/02/21		300	300,926
Minmetals Bounteous Finance BVI Ltd., 4.20%, 7/27/26		650	667,806

			968,732
India — 0.1%
Greenko Investment Co., 4.88%, 8/16/23		250	244,570
Mexico — 0.2%
Petroleos Mexicanos, 4.63%, 9/21/23 (a)		795	796,113
United States — 0.0%
Union National Bank PJSC, 2.75%, 10/05/21		200	198,944
Total Foreign Agency Obligations — 0.9%			3,209,678

Foreign Government Obligations
Mexico — 0.2%
United Mexican States, 4.35%, 1/15/47		600	589,500
Oman — 0.1%
Sultanate of Oman, 3.63%, 6/15/21		350	353,763
Total Foreign Government Obligations — 0.3%			943,263

Investment Companies		Shares
iShares J.P. Morgan USD Emerging Markets Bond ETF (k)		30,000	3,516,300
New Millennium Holdco, Inc. (a)		3,880	1,940
Total Investment Companies — 1.0%			3,518,240

Non-Agency Mortgage-Backed Securities		Par (000)
Collateralized Mortgage Obligations — 0.2%
Deephaven Residential Mortgage Trust, Series 2016-1A, Class A1, 4.00%, 7/25/46 (a)	USD	925	924,855
Commercial Mortgage-Backed Securities — 2.1%
Banc of America Merrill Lynch Commercial Mortgage Securities Trust, Series 2016-ISQ, Class E, 3.73%, 8/14/34 (a)(b)		1,000	902,500
BXHTL Mortgage Trust, Series 2015-JWRZ, Class GL1, 3.38%, 5/15/17 (a)(b)		1,000	984,955
CFCRE Commercial Mortgage Trust, Series 2016-C3, Class D, 3.05%, 1/10/48 (a)(b)		590	415,942

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Commercial Mortgage Pass-Through Certificates, Series 2015-CR25, Class D, 3.95%, 8/10/48 (b)	USD	600	$461,242
Deutsche Bank JPMorgan Mortgage Trust, Series 2016-C3, Class D, 3.64%, 9/10/49 (a)(b)		530	404,088
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (a)(b)		327	327,505
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2015-CSMO, Class E, 4.46%, 1/15/32 (a)(b)		750	747,772
Series 2015-LSP, Class D, 4.51%, 9/15/28 (a)(b)		640	639,640
Series 2015-LSP, Class E, 6.11%, 9/15/28 (a)(b)		477	476,461
Series 2015-C23, Class D, 4.27%, 6/15/25 (a)(b)		1,000	813,292
Series 2015-C25, Class D, 3.07%, 10/15/48		1,000	726,724
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class D, 5.05%, 1/15/59 (b)		750	665,809
Interest Only Commercial Mortgage-Backed Securities — 0.1%
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016-JP3, Class XC, 0.75%, 8/15/49 (b)		8,700	411,945
Total Non-Agency Mortgage-Backed Securities — 2.4%			8,902,730

Preferred Securities
Capital Trusts (b)(i)
Banks — 3.2%
Banco Bilbao Vizcaya Argentaria SA, 7.00%	EUR	400	417,922
Banco Popular Espanol SA, 11.50%		200	231,411
Banco Santander SA, 6.25%		300	301,621
BNP Paribas SA, 7.63% (a)	USD	1,250	1,286,603
Cooperatieve Rabobank UA, 6.63%	EUR	200	236,218
HSBC Holdings PLC, 6.88%		1,000	1,040,000
Industrial & Commercial Bank of China Asia Ltd., 4.25%	USD	450	448,309
Intesa Sanpaolo SpA, 7.00%	EUR	200	207,821
JPMorgan Chase & Co., Series V, 5.00%	USD	2,000	1,972,000
Royal Bank of Scotland Group PLC, 8.63%		645	631,294
Societe Generale SA, 7.38% (a)		200	196,000
Standard Chartered PLC, 7.50%		450	449,663
State Bank of India, 5.50%		400	396,944
U.S. Bancorp, 5.13%		1,500	1,579,875
Wells Fargo & Co., Series S, 5.90%		2,000	2,072,500
Woori Bank, 4.50%		250	249,655

			11,717,836
Capital Markets — 1.5%
Bank of New York Mellon Corp., 4.50%		2,000	1,960,000
Huarong Finance II Co. Ltd., 2.88%		400	394,608
State Street Corp., Series F, 5.25%		2,500	2,631,250
UBS Group AG, 7.00%		400	422,000

			5,407,858
Wireless Telecommunication Services — 0.1%
Orange SA, 5.00%	EUR	300	365,332

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	31

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Capital Trusts (b)(i)		Par (000)	Value
Wireless Telecommunication Services (continued)
Telefonica Europe BV, 4.20%	USD	200	$230,850

			596,182
Total Capital Trusts — 4.8%			17,721,876

Preferred Stocks		Shares
Wireless Telecommunication Services — 0.0%
CF-B L2 (D), LLC (Acquired 4/08/15-12/15/15, cost $53,170) (d)(e)		53,536	44,034
Total Preferred Stocks — 0.0%			44,034
Total Preferred Securities — 4.8%			17,765,910

U.S. Treasury Obligations — 1.1%	Par (000)	Value
U.S. Treasury Bonds, 2.25%, 8/15/46	USD 4,000	$3,927,500
Total Long-Term Investments (Cost — $345,470,483) — 93.8%		345,740,081

Short-Term Securities	Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.20% (k)(l)	14,191,891	14,191,891
Total Short-Term Securities (Cost — $14,191,891) — 3.9%		14,191,891

Options Purchased
(Cost — $276,660) — 0.1%		226,258
Total Investments (Cost — $359,939,034) — 97.8%		360,158,230
Other Assets Less Liabilities — 2.2%		8,268,847

Net Assets — 100.0%		$368,427,077

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $44,627 and an original cost of $53,763, which was less than 0.05% of its net assets.

(e)	Non-income producing security.

(f)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(g)	Convertible security.

(h)	Issuer filed for bankruptcy and/or is in default.

(i)	Perpetual security with no stated maturity date.

(j)	Zero-coupon bond.

(k)	During the year ended September 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2015	Shares Purchased	Shares Sold	Shares Held at September 30, 2016	Value at September 30, 2016	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	24,806,596	—	(24,806,596)[1]	—	—	$65,201	$675
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	14,191,891[2]	—	14,191,891	$14,191,891	9,717	—
iShares J.P. Morgan USD Emerging Markets Bond ETF	—	30,000	—	30,000	3,516,300	—	—
Total					$17,708,191	$74,918	$675

[1]	Represents net shares sold.

[2]	Represents net shares purchased.

(l)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation
(4)	U.S. Treasury Bonds (30 Year)	December 2016	USD	672,625	$ 7,975
43	U.S. Treasury Notes (10 Year)	December 2016	USD	5,638,375	6,663
(19)	U.S. Ultra Treasury Bonds	December 2016	USD	3,493,625	60,383

Total	$75,021

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	304,245	GBP	232,000	Royal Bank of Scotland PLC	10/05/16	$ 3,508
EUR	17,000	USD	19,083	Barclays Bank PLC	10/19/16	31
EUR	15,000	USD	16,761	Citibank N.A.	10/19/16	105
EUR	10,000	USD	11,201	UBS AG	10/19/16	43
USD	1,234,069	EUR	1,100,000	Barclays Bank PLC	10/19/16	(2,744)
USD	213,592	EUR	190,000	Citibank N.A.	10/19/16	(40)
USD	4,328,886	EUR	3,870,000	Citibank N.A.	10/19/16	(22,448)
USD	11,215	EUR	10,000	Deutsche Bank AG	10/19/16	(28)
USD	11,223	EUR	10,000	JPMorgan Chase Bank N.A.	10/19/16	(21)
USD	178,582	EUR	160,000	JPMorgan Chase Bank N.A.	10/19/16	(1,318)
USD	595,491	GBP	455,000	Deutsche Bank AG	10/19/16	5,506
USD	301,071	GBP	232,000	Nomura International PLC	11/03/16	153

Total	$(17,253)

OTC Options Purchased
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Put	Barclays Bank PLC	12/23/16	JPY	98.00	USD	18,000	$226,258

Centrally Cleared Credit Default Swaps — Buy Protection
Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
iTraxx Europe Crossover Series 26 Version 1	5.00%	12/20/21	EUR	100	$(534)

Centrally Cleared Credit Default Swaps — Sell Protection
Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 27 Version 1	5.00%	12/20/21	B+	USD	837	$3,667

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	33

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

OTC Credit Default Swaps — Buy Protection
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Received	Unrealized Depreciation
Kingdom of Thailand	1.00%	Barclays Bank PLC	6/20/21	USD	500	$(4,097)	$ (646)	$(3,451)
Kingdom of Thailand	1.00%	Citibank N.A.	6/20/21	USD	140	(1,146)	(236)	(910)
Kingdom of Thailand	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	180	(1,475)	(142)	(1,333)
Kingdom of Thailand	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	180	(1,475)	(61)	(1,414)
Total						$(8,193)	$(1,085)	$(7,108)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$75,021	—	$75,021
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$ 9,346	—	—	9,346
Options purchased	Investments at value — unaffiliated[2]	—	—	—	226,258	—	—	226,258
Swaps — centrally cleared	Net unrealized appreciation[1]	—	$3,667	—	—	—	—	3,667

Total		—	$3,667	—	$235,604	$75,021	—	$314,292

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$26,599	—	—	$26,599
Swaps — centrally cleared	Net unrealized depreciation[1]	—	$ 534	—	—	—	—	534
	Unrealized depreciation on OTC swaps;
Swaps — OTC	Swap premiums received	—	8,193	—	—	—	—	8,193

Total		—	$8,727	—	$26,599	—	—	$35,326

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended September 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(573,251)	—	$(573,251)
Forward foreign currency exchange contracts	—	—	—	$ 225,851	—	—	225,851
Swaps	—	$885,300	—	—	—	—	885,300

Total	—	$885,300	—	$ 225,851	$(573,251)	—	$537,900

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$ 75,021	—	$75,021
Forward foreign currency exchange contracts	—	—	—	$(109,283)	—	—	(109,283)
Options purchased[1]	—	—	—	(50,402)	—	—	(50,402)
Swaps	—	$(3,975)	—	—	—	—	(3,975)

Total	—	$(3,975)	—	$(159,685)	$ 75,021	—	$(88,639)

[1]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,409,594
Average notional value of contracts — short	$1,041,563
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$4,105,397
Average amounts sold — in USD	$64,019
Options:
Average value of option contracts purchased	$56,565
Credit default swaps:
Average notional value — buy protection	$278,084
Average notional value — sell protection	$3,326,750

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$ 46,844		$18,141
Forward foreign currency exchange contracts	9,346		26,599
Options	226,258	[1]	—
Swaps — Centrally cleared	—		500
Swaps — OTC[2]	—		8,193

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$282,448		$53,433
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(46,844)		(18,641)

Total derivative assets and liabilities subject to an MNA	$235,604		$34,792

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Barclays Bank PLC	$226,289	$(6,841)	—	—	$219,448
Citibank N.A.	105	(105)	—	—	—
Deutsche Bank AG	5,506	(28)	—	—	5,478
Nomura International PLC	153	—	—	—	153
Royal Bank of Scotland PLC	3,508	—	—	—	3,508
UBS AG	43	—	—	—	43

Total	$235,604	$(6,974)	—	—	$228,630

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Barclays Bank PLC	$6,841	$(6,841)	—	—	—
Citibank N.A.	23,634	(105)	—	—	$23,529
Deutsche Bank AG	28	(28)	—	—	—
JPMorgan Chase Bank N.A.	4,289	—	—	—	4,289

Total	$34,792	$(6,974)	—	—	$27,818

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	35

Schedule of Investments (continued)	BlackRock Credit Strategies Income Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$21,422,394	$13,769,950	$35,192,344
Common Stocks	—	38,362	12,501	50,863
Corporate Bonds	—	138,673,345	—	138,673,345
Floating Rate Loan Interests	—	126,506,615	7,049,593	133,556,208
Foreign Agency Obligations	—	3,209,678	—	3,209,678
Foreign Government Obligations	—	943,263	—	943,263
Investment Companies	$3,516,300	1,940	—	3,518,240
Non-Agency Mortgage-Backed Securities	—	7,075,375	1,827,355	8,902,730
Preferred Securities	—	17,721,876	—	17,721,876
U.S. Treasury Obligations	—	3,927,500	—	3,927,500
Short-Term Securities	14,191,891	—	—	14,191,891
Options Purchased:
Foreign currency exchange contracts	—	226,258	—	226,258
Unfunded Floating Rate Loan Interests[1]	—	658	—	658

Subtotal	$17,708,191	$319,747,264	$22,659,399	$359,888,596

Investments Valued at NAV[2]:				44,034

Total Investments				$360,158,888

Derivative Financial Instruments[3]
Assets:
Credit contracts	—	$3,667	—	$3,667
Foreign currency exchange contracts	—	9,346	—	9,346
Interest rate contracts	$75,021	—	—	75,021
Liabilities:
Credit contracts	—	(7,642)	—	(7,642)
Foreign currency exchange contracts	—	(26,599)	—	(26,599)

Total	$75,021	$(21,228)	—	$53,793

[1]     Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.

[2]     As of September 30, 2016, certain of the Fund’s investments were fair valued using NAV per share or its equivalent as no quoted market value is available and have been excluded from the fair value hierarchy.

[3]     Derivative financial instruments are swaps and forward foreign currency exchange contracts. Swaps and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$1,522,147	—	—	$1,522,147
Foreign currency at value	270,607	—	—	270,607
Cash pledged:
Futures contracts	68,000	—	—	68,000
Centrally cleared swaps	52,000	—	—	52,000

Total	$1,912,754	—	—	$1,912,754

During the year ended September 30, 2016, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (concluded)	BlackRock Credit Strategies Income Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Common Stocks	Floating Rate Loan Interests	Non-Agency Mortgage-Backed Securities	Preferred Securities[1]	Total
Assets:
Opening Balance, as of September 30, 2015	$358,380	—	$8,231,484	—	$1,696,067	$10,285,931
Transfers into Level 3[2]	—	—	8,114,018	—	—	8,114,018
Transfers out of Level 3	—	—	(2,752,955)	—	—	(2,752,955)
Accrued discounts/premiums	169	—	8,234	$1,421	—	9,824
Net realized gain (loss)	(5,201)	—	(72,549)	138	(174,245)	(251,857)
Net change in unrealized appreciation (depreciation)[3,4]	(7,156)	$8,521	124,010	1,129	93,630	220,134
Purchases	13,855,295	3,980	826,879	1,899,059	—	16,585,213
Sales	(431,537)	—	(7,429,528)	(74,392)	(1,615,452)	(9,550,909)

Closing Balance, as of September 30, 2016	$13,769,950	$12,501	$7,049,593	$1,827,355	—	$22,659,399

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2016[4]	$(8,574)	$8,521	$67,423	$1,129	—	$68,499

[1]

The opening balance of Preferred Securities has been restated to exclude certain investments in the amount of $47,115 that were fair valued using NAV per share or its equivalent as no quoted market value is available that have been excluded from the fair value hierarchy.

[2]

As of September 30, 2015, the Fund used observable inputs in determining the value of certain investments. As of September 30, 2016, the Fund used significant unobservable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 2 to Level 3 in the disclosure hierarchy.

[3]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[4]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	37

Schedule of Investments September 30, 2016	BlackRock GNMA Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value
Collateralized Mortgage Obligations — 7.9%
Fannie Mae, Series 1996-48, Class Z, 7.00%, 11/25/26	USD 446	$494,893
Ginnie Mae:
Series 2002-45, Class PG, 6.00%, 3/17/32	868	893,438
Series 2009-122, Class PY, 6.00%, 12/20/39	1,367	1,546,684
Series 2009-31, Class PT, 4.10%, 5/20/39 (a)	509	540,382
Series 2011-71, Class GF, 0.73%, 8/16/31 (a)	8,524	8,528,964
Series 2014-107, Class WX, 6.81%, 7/20/39 (a)	2,530	2,999,662
Series 2015-103, Class B, 6.90%, 1/20/40 (a)	11,261	13,416,103
Series 2015-187, Class C, 5.24%, 2/20/41 (a)	17,401	19,740,253
Series 2015-55, Class A, 5.39%, 3/16/36 (a)	16,335	18,662,787

		66,823,166
Interest Only Collateralized Mortgage Obligations — 0.0%
Ginnie Mae:
Series 2015-103, Class CI, 4.00%, 7/20/45	1,239	96,927
Series 2015-152, Class PI, 4.00%, 10/20/45	489	40,092
Series 2015-176, Class IO, 4.00%, 11/20/45	106	8,273
Series 2016-58, Class PI, 4.00%, 10/20/45	782	59,606
Series 2016-82, Class IM, 4.00%, 2/01/46	197	15,076
Series 2016-82, Class WI, 4.00%, 5/20/46	294	24,887

		244,861
Interest Only Commercial Mortgage-Backed Securities — 0.4%
Freddie Mac:
Series K049, Class X1, 0.74%, 7/25/25 (a)	28,860	1,278,660
Series K721, Class X1, 0.46%, 8/25/22 (a)	74,541	1,292,243
Series KC01, Class X1, 0.85%, 12/25/22 (a)	10,977	345,128
Ginnie Mae, Series 2016-110, Class IO, 1.07%, 5/16/58 (a)	5,420	463,176

		3,379,207
Mortgage-Backed Securities — 131.1%
Fannie Mae Mortgage-Backed Securities:
3.00%, 7/01/35-10/01/46 (b)	62,937	65,825,678
3.28%, 2/01/41	29	29,157
3.40%, 4/01/41	179	182,838
3.50%, 10/01/31-3/01/46 (b)	100,715	106,447,695
4.00%, 7/01/43-10/01/46 (b)	6,317	6,875,324
4.50%, 10/01/46 (b)	27,545	30,165,425
5.00%, 1/01/21-7/01/35	3,261	3,650,505
5.50%, 12/01/32-4/01/35	323	366,349
6.50%, 9/01/28-8/01/35	3,956	4,571,847
8.50%, 1/20/18	54	54,631

U.S. Government Sponsored Agency Securities	Par (000)		Value
Mortgage-Backed Securities (continued)
Freddie Mac Mortgage-Backed Securities:
2.77%, 10/01/45 (a)	USD 1,969		$2,034,875
3.00%, 6/01/35-10/01/46 (b)	2,686		2,817,097
3.50%, 9/01/20-9/01/26	488		516,258
4.00%, 4/01/19-5/01/26	782		814,714
5.00%, 5/01/35-12/01/38	203		225,573
7.50%, 2/01/27-3/01/27	3		2,682
9.00%, 12/01/19	—	(c)	44
Ginnie Mae Mortgage-Backed Securities:
2.50%, 10/15/46 (b)	9,380		9,534,989
3.00%, 5/15/42-10/15/46 (b)	140,726		147,424,348
3.50%, 4/15/41-10/15/46 (b)	308,262		328,021,409
4.00%, 7/15/42-10/15/46 (b)	145,051		155,582,690
4.50%, 12/15/34-9/20/44	84,615		92,768,101
5.00%, 9/15/28-4/20/42	64,353		72,083,406
5.30%, 12/15/36-4/15/37	604		679,292
5.50%, 3/15/32-12/15/34	15,253		17,441,162
5.64%, 2/15/37-6/15/37	3,573		4,083,382
5.80%, 11/15/36-3/15/37	3,481		3,973,609
6.00%, 3/20/28-1/15/39	21,250		24,469,329
6.50%, 10/15/16-10/15/45	19,781		23,066,524
7.00%, 3/20/24-5/20/27	51		56,764
7.50%, 4/20/23-10/20/25	5		5,436
8.00%, 3/15/17-5/15/30	135		144,525
8.50%, 1/15/17-2/15/25	38		39,129
9.00%, 12/15/16-10/15/21	29		30,243
9.50%, 10/15/16-9/15/22	44		46,073
10.00%, 1/15/17-6/15/18	1		701

			1,104,031,804
Total U.S. Government Sponsored Agency Securities — 139.4%			1,174,479,038

U.S. Treasury Obligations — 1.1%
U.S. Treasury Inflation Indexed Notes, 0.38%, 7/15/25 (d)	8,829		9,117,814
Total Long-Term Investments (Cost — $1,167,937,436) — 140.5%			1,183,596,852

Short-Term Securities	Shares
Money Market Funds — 5.0%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.20% (e)(f)	41,932,918		41,932,918
Total Short-Term Securities (Cost — $41,932,918) — 5.0%			41,932,918

Options Purchased
(Cost — $255,603) — 0.0%			155,050
Total Investments Before TBA Sale Commitments
(Cost — $1,210,125,957) — 145.5%			1,225,684,820

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock GNMA Portfolio

TBA Sale Commitments (b)		Par (000)	Value
Fannie Mae Mortgage-Backed Securities:
3.00%, 10/01/46	USD	62,717	$(65,183,685)
3.50%, 10/01/46		92,904	(98,028,231)
4.00%, 10/01/46		28	(30,072)
4.50%, 10/01/46		27,545	(30,165,425)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 10/15/46		12,800	(13,409,000)
3.50%, 10/15/46		17,000	(18,069,335)
4.50%, 10/15/46		400	(431,553)
Total TBA Sale Commitments (Proceeds — $224,720,431) — (26.7)%			(225,317,301)

Value
Total Investments Net of TBA Sale Commitments — 118.8%	$1,000,367,519
Liabilities in Excess of Other Assets — (18.8)%	(158,144,472)

Net Assets — 100.0%	$842,223,047

Notes to Schedule of Investments

(a)	Variable rate security. Rate as of period end.

(b)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(29,686,039)	$ 8,396
Citigroup Global Markets, Inc.	$74,845,909	$ 149,597
Credit Suisse Securities (USA) LLC	$20,844,915	$ 93,631
Deutsche Bank Securities, Inc.	—	$ 72
Goldman Sachs & Co.	$44,708,204	$ 147,855
J.P. Morgan Securities LLC	$(28,843,357)	$(107,613)
Jefferies LLC	$40,628,097	$ 30,011
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$2,090,928	$ (53,923)
Morgan Stanley & Co. LLC	$(13,659,393)	$ (8,469)
Nomura Securities International, Inc.	$48,876,647	$ 65,077
RBC Capital Markets, LLC	$(12,871,894)	$ (18,659)
Wells Fargo Securities, LLC	$10,637,263	$ (4,720)

(c)	Amount is less than $500.

(d)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(e)	During the year ended September 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2015	Net Activity	Shares Held at September 30, 2016	Value at September 30, 2016	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	5,606,618	(5,606,618)	—	—	$ 91,916	$322
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	41,932,918	41,932,918	$41,932,918	8,192	—
				$41,932,918	$100,108	$322

(f)	Current yield as of period end.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
BNP Paribas Securities Corp.	0.41%	5/03/16	Open	$6,244,875	$6,255,686	U.S. Treasury Obligations	Open/Demand[1]

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	39

Schedule of Investments (continued)	BlackRock GNMA Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
29	U.S. Treasury Bonds (30 Year)	December 2016	USD 4,876,531	$ (45,545)
(10)	U.S. Treasury Notes (2 Year)	December 2016	USD 2,184,688	(2,997)
(590)	U.S. Treasury Notes (5 Year)	December 2016	USD 71,694,219	(192,966)
21	U.S. Treasury Notes (10 Year)	December 2016	USD 2,753,625	(3,637)
(13)	Euro Dollar	March 2017	USD 3,219,288	(28,743)
(15)	Euro Dollar	June 2017	USD 3,713,063	(38,125)
(27)	Euro Dollar	September 2017	USD 6,681,150	(51,749)
8	Euro Dollar	March 2018	USD 1,978,300	20,185
Total				$(343,577)

OTC Interest Rate Swaptions Purchased
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
5-Year Interest Rate Swap	Citibank N.A.	Put	1.35%	Pay	3-month LIBOR	1/09/17	USD	16,700	$65,342
10-Year Interest Rate Swap	Citibank N.A.	Put	1.70%	Pay	3-month LIBOR	2/03/17	USD	10,640	89,708
Total									$155,050

OTC Total Return Swaps
Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/45	USD	439	$(3,984)	$ 170	$(4,154)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/45	USD	422	(3,829)	1,498	(5,327)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/45	USD	431	3,907	(541)	4,448
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/45	USD	431	3,906	1,305	2,601
Total						—	$2,432	$(2,432)

[1]	Fund pays the floating rate and receives the total return of the reference entity.

[2]	Fund pays the total return of the reference entity and receives the floating rate.

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock GNMA Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$ 20,185	—	$ 20,185
Options purchased	Investments at value — unaffiliated[2]	—	—	—	—	155,050	—	155,050
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	10,022	—	10,022

Total		—	—	—	—	$185,257	—	$185,257

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$363,762	—	$363,762
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	10,022	—	10,022

Total		—	—	—	—	$373,784	—	$373,784

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended September 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(3,006,294)	—	$(3,006,294)
Options purchased[1]	—	—	—	—	172,344	—	172,344
Swaps	—	—	—	—	(439,749)	—	(439,749)

Total	—	—	—	—	$(3,273,699)	—	$(3,273,699)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$ 696,605	—	$696,605
Options purchased[2]	—	—	—	—	(100,553)	—	(100,553)
Swaps	—	—	—	—	(339,384)	—	(339,384)

Total	—	—	—	—	$ 256,668	—	$256,668

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$34,192,708
Average notional value of contracts — short	$165,139,921
Options:
Average notional value of swaption contracts purchased	$6,835,000
Interest rate swaps:
Average notional value — pays fixed rate	$6,845,000
Total return swaps:
Average notional value	$896,000

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	41

Schedule of Investments (continued)	BlackRock GNMA Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$ 126,941		$ 74,906
Options	155,050	[1]	—
Swaps — OTC[2]	10,022		10,022

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$ 292,013		$ 84,928
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(126,941)		(74,906)

Total derivative assets and liabilities subject to an MNA	$ 165,072		$ 10,022

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Citibank N.A	$155,050	—	—	—	$155,050
Credit Suisse International	10,022	$(10,022)	—	—	—

Total	$165,072	$(10,022)	—	—	$155,050

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities
Credit Suisse International	$10,022	$(10,022)	—	—	—

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy.

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
U.S. Government Sponsored Agency Securities	—	$1,174,463,962	$15,076	$1,174,479,038
U.S. Treasury Obligations	—	9,117,814	—	9,117,814
Short-Term Securities	$41,932,918	—	—	41,932,918
Options Purchased:
Interest rate contracts	—	155,050	—	155,050
Liabilities:
Investments:
TBA Sale Commitments	—	(225,317,301)	—	(225,317,301)

Total	$41,932,918	$958,419,525	$15,076	$1,000,367,519

Derivative Financial Instruments[1]
Assets:
Interest rate contracts	$20,185	$7,049	—	$27,234
Liabilities:
Interest rate contracts	(363,762)	(9,481)	—	(373,243)

Total	$(343,577)	$(2,432)	—	$(346,009)

[1]	Derivative financial instruments are swaps and futures contracts. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (concluded)	BlackRock GNMA Portfolio

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$499,061	—	—	$499,061
Cash pledged for Futures contracts	367,310	—	—	367,310
Liabilities:
Reverse repurchase agreements	—	$(6,255,686)	—	(6,255,686)
Cash received:
Collateral — reverse repurchase agreements	—	(77,000)	—	(77,000)
Collateral — TBA commitments	—	(76,000)	—	(76,000)

Total	$866,371	$(6,408,686)	—	$(5,542,315)

During the year ended September 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	43

Consolidated Schedule of Investments September 30, 2016	BlackRock Inflation Protected Bond Portfolio
(Percentages shown are based on Net Assets)

Foreign Government Obligations		Par (000)	Value
Greece — 0.0%
Hellenic Republic, 0.00%, 10/15/42 (a)	EUR	4,550	$12,266
Italy — 1.4%
Buoni Poliennali Del Tesoro Inflation Linked Bond:
2.60%, 9/15/23		2,452	3,279,446
2.35%, 9/15/24		14,415	18,984,076
1.25%, 9/15/32		5,141	6,313,710
2.55%, 9/15/41		4,157	6,295,562

			34,872,794
Japan — 2.5%
Government of Japan Inflation Linked Bond:
0.10%, 9/10/24	JPY	3,960,299	41,083,218
0.10%, 3/10/25		1,533,984	15,935,997
0.10%, 3/10/26		487,429	5,077,414

			62,096,629
New Zealand — 1.0%
New Zealand Government Bonds:
3.00%, 9/20/30	NZD	29,070	25,402,357
2.50%, 9/20/35		945	784,962

			26,187,319
Total Foreign Government Obligations — 4.9%			123,169,008

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.6%
GSMPS Mortgage Loan Trust, Series 2005-RP2, Class 1AF, 0.87%, 3/25/35 (a)(b)	USD	9,425	8,112,823
Luminent Mortgage Trust, Series 2007-2, Class 1A2, 0.80%, 5/25/37 (a)		9,510	7,502,727

			15,615,550
Commercial Mortgage-Backed Securities — 0.4%
GS Mortgage Securities Trust, Series 2007-GG10, Class A4, 5.99%, 8/10/45 (a)		10,440	10,596,671
Total Non-Agency Mortgage-Backed Securities — 1.0%			26,212,221

U.S. Government Sponsored Agency Securities
Mortgage-Backed Securities — 0.0%
Fannie Mae Mortgage-Backed Securities, 2.86%, 6/01/34 (a)		72	76,375

U.S. Treasury Obligations		Par (000)	Value
U.S. Treasury Inflation Indexed Bonds:
2.38%, 1/15/25-1/15/27	USD	191,646	$231,213,564
2.00%, 1/15/26		68,508	80,463,262
1.75%, 1/15/28		97,954	114,650,395
3.63%, 4/15/28		76,288	105,332,901
2.50%, 1/15/29		80,679	102,415,618
3.88%, 4/15/29		75,507	108,795,669
3.38%, 4/15/32		9,123	13,386,331
2.13%, 2/15/40-2/15/41		111,849	149,628,794
0.75%, 2/15/42-2/15/45		69,829	71,949,824
0.63%, 2/15/43		45,340	45,459,757
1.38%, 2/15/44		56,796	67,369,824
1.00%, 2/15/46 (c)		14,138	15,628,416
U.S. Treasury Inflation Indexed Notes:
0.13%, 4/15/17-7/15/26 (c)		921,986	936,708,363
2.63%, 7/15/17		822	847,496
1.63%, 1/15/18		712	734,115
1.38%, 7/15/18-1/15/20		68,581	72,253,238
1.25%, 7/15/20		69,488	74,245,102
1.13%, 1/15/21		118,761	126,388,628
0.63%, 7/15/21-1/15/26		173,485	182,113,212
0.25%, 1/15/25		64,292	65,481,352
Total U.S. Treasury Obligations — 101.0%			2,565,065,861
Total Long-Term Investments (Cost — $2,525,520,047) — 106.9%			2,714,523,465

Short-Term Securities		Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.20% (d)(e)		18,480,276	18,480,276
Total Short-Term Securities (Cost — $18,480,276) — 0.7%			18,480,276

Options Purchased
(Cost — $16,490,015) — 0.5%			11,978,691
Total Investments Before Options Written (Cost — $2,560,490,338)—108.1%			2,744,982,432

Options Written
(Premiums Received — $9,370,695) — (0.2)%			(5,282,200)
Total Investments Net of Options Written — 107.9%			2,739,700,232
Liabilities in Excess of Other Assets — (7.9)%			(201,238,269)

Net Assets — 100.0%			$2,538,461,963

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Notes to Schedule of Investments

(a)	Variable rate security. Rate as of period end.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(d)	During the year ended September 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2015	Net Activity	Shares Held at September 30, 2016	Value at September 30, 2016	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	1,894,157	(1,894,157)	—	—	$56,198	$903
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	18,480,276	18,480,276	$18,480,276	6,432	—
Total				$18,480,276	$62,630	$903

(e)	Current yield as of period end.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
RBC Capital Markets, LLC	0.56%	7/07/16	Open	$ 42,400,000	$ 42,458,041	U.S. Treasury Obligations	Open/Demand[1]
Deutsche Bank Securities, Inc.	0.37%	8/08/16	Open	15,750,000	15,759,065	U.S. Treasury Obligations	Open/Demand[1]
Credit Agricole Corporate and Investment Bank S.A.	0.52%	8/17/16	Open	72,800,000	72,849,423	U.S. Treasury Obligations	Open/Demand[1]
Credit Agricole Corporate and Investment Bank S.A.	0.56%	9/1/16	Open	64,732,500	64,764,722	U.S. Treasury Obligations	Open/Demand[1]
Deutsche Bank Securities, Inc.	0.52%	9/6/16	Open	10,537,500	10,541,610	U.S. Treasury Obligations	Open/Demand[1]
Total				$206,220,000	$206,372,861

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(545)	Euro-Bobl	December 2016	USD	80,869,309	$(282,164)
(292)	Euro-BTP Italian Government Bond	December 2016	USD	46,936,362	101,397
30	Euro-Bund	December 2016	USD	5,584,201	89,277
15	Euro-Buxl	December 2016	USD	3,238,297	29,981
(46)	Japanese Government Bonds (10 Year)	December 2016	USD	69,105,468	(261,880)
(90)	Long Gilt British	December 2016	USD	15,194,036	36,082
(612)	U.S. Treasury Bonds (30 Year)	December 2016	USD	102,911,625	(353,735)
(1,774)	U.S. Treasury Notes (2 Year)	December 2016	USD	387,563,563	(122,009)
2,127	U.S. Treasury Notes (5 Year)	December 2016	USD	258,463,734	660,415
1,076	U.S. Treasury Notes (10 Year)	December 2016	USD	141,090,500	(56,382)
(34)	U.S. Ultra Treasury Bonds	December 2016	USD	6,251,750	107,462
(727)	U.S. Ultra Treasury Bonds (10 Year)	December 2016	USD	104,801,594	(208,475)
1,050	Euro Dollar	December 2017	USD	259,704,375	(264,190)
1,600	Euro Dollar	September 2018	USD	395,400,000	(102,576)
(1,050)	Euro Dollar	December 2018	USD	259,363,125	274,693
Total					$(352,104)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	45

Consolidated Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	11,500,000	USD	12,950,838	Morgan Stanley & Co. International PLC	10/05/16	$ (29,163)
EUR	49,264,000	USD	55,501,366	Northern Trust Corp.	10/05/16	(147,157)
USD	371,400	EUR	330,000	BNP Paribas S.A.	10/05/16	604
USD	112,671,374	EUR	101,002,000	Royal Bank of Scotland PLC	10/05/16	(816,888)
USD	27,548,771	JPY	2,841,091,000	Barclays Bank PLC	10/05/16	(474,463)
USD	95,142	JPY	9,660,000	Citibank N.A.	10/05/16	(140)
USD	2,064,425	JPY	207,998,000	Citibank N.A.	10/05/16	12,827
USD	136,047	JPY	13,814,000	Commonwealth Bank of Australia	10/05/16	(208)
USD	119,190	JPY	11,961,000	Morgan Stanley & Co. International PLC	10/05/16	1,212
USD	16,357	JPY	1,647,000	Royal Bank of Canada	10/05/16	111
USD	45,892	JPY	4,600,000	Royal Bank of Canada	10/05/16	520
USD	62,091	JPY	6,246,000	Royal Bank of Canada	10/05/16	483
USD	132,714	JPY	13,340,000	Royal Bank of Canada	10/05/16	1,135
USD	3,417,027	JPY	352,588,000	Royal Bank of Canada	10/05/16	(60,741)
USD	27,712,202	JPY	2,841,091,000	UBS AG	10/05/16	(311,032)
USD	20,821,219	NZD	28,783,000	Commonwealth Bank of Australia	10/05/16	(132,713)
USD	4,970,481	NZD	6,674,000	Royal Bank of Scotland PLC	10/05/16	111,830
USD	32,351,576	EUR	28,821,000	Royal Bank of Scotland PLC	11/03/16	(76,758)
USD	25,596,497	NZD	35,270,000	Commonwealth Bank of Australia	11/03/16	(48,538)
USD	30,986,111	JPY	3,147,188,000	Barclays Bank PLC	11/04/16	(95,644)
USD	72,778	JPY	7,360,000	Morgan Stanley & Co. International PLC	11/04/16	90
USD	31,123,761	JPY	3,147,188,000	UBS AG	11/04/16	42,006
Total						$(2,022,627)

Inflation Rate Caps Purchased
Reference Entity	Fund Pays	Fund Receives	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Depreciation
U.S. CPI Urban Consumers NAS (CPURNSA)	Upfront premium and payment at expiration	Maximum of CPURNSA for November 2016 divided by CPURNSA for November 2015 minus 2.00% or $0	Deutsche Bank AG	11/06/16	USD	88,220	$ 9	$ 7,376	$ (7,367)
U.S. CPI Urban Consumers NAS (CPURNSA)	Upfront premium and payment at expiration	Maximum of CPURNSA for November 2016 divided by CPURNSA for November 2015 minus 2.00% or $0	Deutsche Bank AG	11/10/16	USD	35,125	3	4,011	(4,008)
Total							$12	$11,387	$(11,375)

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Inflation Rate Caps Written
Reference Entity	Fund Pays	Fund Receives	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Received	Unrealized Appreciation
Eurostat Eurozone HICP Ex Tobacco Unrevised Series NSA (HICPx)	Maximum of HICPx for January 2022 divided by HIPCx for January 2012 minus 2.50% or $0	Upfront premium and payment at expiration	Deutsche Bank AG	4/26/22	EUR	14,495	$(3,542)	$(1,014,650)	$1,011,108

Exchange-Traded Options Purchased
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
U.S. Treasury Notes (10 Year)	Put	11/25/16	USD	128.50	1,848	$317,625

OTC Options Purchased
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Citibank N.A.	10/20/16	JPY	103.00	USD	75,130	$259,236
USD Currency	Call	Barclays Bank PLC	11/03/16	MXN	18.29	USD	52,070	3,087,090
USD Currency	Call	Barclays Bank PLC	11/03/16	MXN	19.87	USD	52,070	574,348
USD Currency	Call	Barclays Bank PLC	11/03/16	CAD	1.32	USD	52,070	500,830
USD Currency	Call	Barclays Bank PLC	11/03/16	CAD	1.42	USD	52,070	5,571
EUR Currency	Put	BNP Paribas S.A.	11/03/16	USD	1.09	EUR	45,855	52,706
EUR Currency	Put	BNP Paribas S.A.	11/03/16	USD	1.02	EUR	45,855	88
GBP Currency	Put	HSBC Bank PLC	12/23/16	USD	1.26	GBP	19,550	176,346
CHF Currency	Put	UBS AG	2/14/17	NOK	8.00	CHF	25,210	192,434
CHF Currency	Put	UBS AG	2/17/17	NOK	8.20	CHF	25,210	407,302
Total								$5,255,951

OTC Interest Rate Swaptions Purchased
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
30-Year Interest Rate Swap	Deutsche Bank AG	Call	2.68%	Receive	3-month LIBOR	1/12/21	USD	15,400	$3,733,490
30-Year Interest Rate Swap	Barclays Bank PLC	Put	4.00%	Pay	3-month LIBOR	11/21/17	USD	16,600	15,997
30-Year Interest Rate Swap	Deutsche Bank AG	Put	2.68%	Pay	3-month LIBOR	1/12/21	USD	15,400	1,050,322
20-Year Interest Rate Swap	Deutsche Bank AG	Put	2.50%	Pay	6-month EURIBOR	6/08/22	EUR	43,500	1,605,306
Total									$6,405,115

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Citibank N.A.	10/20/16	JPY	104.50	USD	75,130	$(83,717)
USD Currency	Call	Barclays Bank PLC	11/03/16	CAD	1.37	USD	104,140	(154,919)
USD Currency	Call	Barclays Bank PLC	11/03/16	MXN	19.00	USD	104,140	(3,251,303)
GBP Currency	Call	HSBC Bank PLC	12/23/16	USD	1.35	GBP	19,550	(159,475)
EUR Currency	Put	BNP Paribas S.A.	11/03/16	USD	1.06	EUR	91,710	(9,447)
Total								$(3,658,861)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	47

Consolidated Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

OTC Interest Rate Swaptions Written
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
2-Year Interest Rate Swap	Deutsche Bank AG	Call	0.90%	Pay	3-month LIBOR	6/07/18	USD	219,600	$(867,905)
5-Year Interest Rate Swap	Deutsche Bank AG	Put	2.10%	Receive	3-month LIBOR	1/12/17	USD	124,200	(17,904)
2-Year Interest Rate Swap	Deutsche Bank AG	Put	1.90%	Receive	3-month LIBOR	6/07/18	USD	219,600	(485,364)
20-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Receive	6-month EURIBOR	6/08/22	EUR	43,500	(252,166)
Total									$(1,623,339)

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.02%[1]	3-month LIBOR	1/05/17[2]	9/30/18	USD	257,535	$ (56,736)
0.78%[3]	1-day Overnight Fed Funds Effective Rate	1/05/17[2]	2/28/21	USD	29,420	(2,642)
1.13%[3]	3-month LIBOR	1/05/17[2]	2/28/21	USD	102,640	138,810
1.31%[3]	3-month LIBOR	12/30/16[2]	8/15/23	USD	36,895	4,794
1.72%[3]	3-month LIBOR	N/A	2/15/36	USD	15,403	44,183
1.80%[3]	3-month LIBOR	N/A	8/19/46	USD	9,167	(35,742)
1.73%[3]	3-month LIBOR	N/A	8/31/46	USD	10,300	155,085
0.91%[3]	6-month GBP LIBOR	N/A	9/06/46	GBP	3,915	164,883
1.76%[1]	3-month LIBOR	N/A	9/06/46	USD	5,085	(44,020)
Total						$368,615

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Forward swap.

[3]	Fund pays the fixed rate and receives the floating rate.

OTC Interest Rate Swaps
Fixed Rate	Floating Rate	Counterparty	Effective Date	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
1.63%[1]	U.S. CPI Urban Consumers NAS (CPURNSA)	Barclays Bank PLC	9/13/16	9/13/17	USD	48,849	$(106,888)	—	$(106,888)
1.59%[2]	U.S. CPI Urban Consumers NAS (CPURNSA)	Barclays Bank PLC	9/13/16	9/13/18	USD	48,849	176,301	—	176,301
3.11%[1]	GBP — UKRPI	Barclays Bank PLC	9/15/16	9/15/24	GBP	16,000	(160,213)	—	(160,213)
1.90%[2]	U.S. CPI Urban Consumers NAS (CPURNSA)	Credit Suisse International	9/06/16	9/06/46	USD	7,280	125,172	—	125,172
3.17%[1]	GBP — UKRPI	Royal Bank of Scotland PLC	9/15/16	9/15/46	GBP	3,325	(370,020)	—	(370,020)
Total							$(335,648)	—	$(335,648)

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

OTC Total Return Swaps
Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Depreciation
Change in Return of the Consumer Price Index for All Urban Consumers	3-month LIBOR plus 0.68%[1]	Deutsche Bank AG	2/15/41	USD	15,000	$(1,655,605)	$153,177	$(1,808,782)

[1]	Fund pays the total return of the reference entity and receives the floating rate.

Transactions in Options Written for the Year Ended September 30, 2016

	Calls
		Notional (000)
	Contracts	AUD	CHF	EUR	GBP	NZD	USD	Premiums Received
Outstanding options, beginning of year	1,797	40,795	30,885	96,000	—	47,185	482,771	$10,726,226
Options written	4,911	205,535	—	276,430	109,515	123,475	1,074,805	13,024,951
Options exercised	—	—	—	(50,800)	—	(40,360)	(377,765)	(3,776,776)
Options expired	(4,125)	(111,245)	(30,885)	(100,850)	(33,145)	(130,300)	(341,765)	(5,786,609)
Options closed	(2,583)	(135,085)	—	(220,780)	(56,820)	—	(335,036)	(9,820,077)

Outstanding options, end of year	—	—	—	—	19,550	—	503,010	$4,367,715

	Puts
		Notional (000)
	Contracts	AUD	CAD	EUR	GBP	JPY	NZD	USD	Premiums Received
Outstanding options, beginning of year	72	83,050	—	73,390	—	—	47,185	519,606	$16,274,786
Options written	9,719	110,420	360,970	348,170	134,465	168	83,115	699,440	15,426,914
Options exercised	—	—	—	(103,545)	(18,940)	—	—	(248,925)	(4,955,037)
Options expired	(8,303)	(159,130)	(136,285)	(117,265)	(28,410)	(168)	(130,300)	(177,315)	(6,743,559)
Options closed	(1,488)	(34,340)	(224,685)	(65,540)	(87,115)	—	—	(449,006)	(15,000,124)

Outstanding options, end of year	—	—	—	135,210	—	—	—	343,800	$5,002,980

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$1,299,307	—	$1,299,307
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$ 170,818	—	—	170,818
Inflation rate caps	Unrealized appreciation, premiums paid	—	—	—	—	—	$1,022,495	1,022,495
Options purchased	Investments at value — unaffiliated[2]	—	—	—	5,255,951	6,722,740	—	11,978,691
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	507,755	—	507,755
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	—	—	—	301,473	153,177	454,650
Total		—	—	—	$5,426,769	$8,831,275	$1,175,672	$15,433,716

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	49

Consolidated Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$1,651,411	—	$1,651,411
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$2,193,445	—	—	2,193,445
Inflation rate caps	Unrealized depreciation, premiums received	—	—	—	—	—	$1,026,025	1,026,025
Options written	Options written at value	—	—	—	3,658,861	1,623,339	—	5,282,200
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	139,140	—	139,140
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	—	—	—	637,121	1,808,782	2,445,903

Total		—	—	—	$5,852,306	$4,051,011	$2,834,807	$12,738,124

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

For the year ended September 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(15,785,153)	—	$(15,785,153)
Forward foreign currency exchange contracts	—	—	—	$(5,241,796)	—	—	(5,241,796)
Options purchased[1]	—	—	—	(13,099,544)	(15,883,265)	$(67,710)	(29,050,519)
Options written	—	—	—	10,287,135	10,250,553	—	20,537,688
Swaps	—	—	—	—	(7,047,971)	(204,930)	(7,252,901)
Total	—	—	—	$(8,054,205)	$(28,465,836)	$(272,640)	$(36,792,681)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$1,890,110	—	$1,890,110
Forward foreign currency exchange contracts	—	—	—	$(6,995,189)	—	—	(6,995,189)
Inflation rate caps and floors	—	—	—	—	—	$76,558	76,558
Options purchased[2]	—	—	—	1,074,345	2,045,318	—	3,119,663
Options written	—	—	—	(1,209,164)	(2,227,163)	—	(3,436,327)
Swaps	—	—	—	—	1,079,949	(4,277,301)	(3,197,352)
Total	—	—	—	$(7,130,008)	$2,788,214	$(4,200,743)	$(8,542,537)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$606,802,729
Average notional value of contracts — short	$898,167,003
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$661,693,967
Average amounts sold — in USD	$229,014,930
Options:
Average value of option contracts purchased	$6,425,472
Average value of option contracts written	$4,245,813
Average notional value of swaption contracts purchased	$218,726,983
Average notional value of swaption contracts written	$561,447,233
Average value of inflation rate caps purchased	$24,509
Average value of inflation rate caps written	$7,717
Interest rate swaps:
Average notional value — pays fixed rate	$178,800,986
Average notional value — receives fixed rate	$118,510,877
Total return swaps:
Average notional value	$83,053,132

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock Inflation Protected Bond Portfolio

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$ 1,808,639		$1,130,929
Forward foreign currency exchange contracts	170,818		2,193,445
Inflation rate caps[1]	1,022,495		1,026,025
Options	11,978,691	[2]	5,282,200
Swaps — Centrally cleared	405,038		—
Swaps — OTC[3]	454,650		2,445,903

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$15,840,331		$12,078,502
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,531,302)		(1,130,929)

Total derivative assets and liabilities subject to an MNA	$13,309,029		$10,947,573

[1]	Includes unrealized appreciation (depreciation) and premiums paid/received on inflation rate caps in the Statements of Assets and Liabilities.

[2]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[3]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Barclays Bank PLC	$4,360,137	$(4,243,430)	—	—	$116,707
BNP Paribas S.A.	53,398	(9,447)	—	—	43,951
Citibank N.A.	272,063	(83,857)	—	—	188,206
Credit Suisse International	125,172	—	—	—	125,172
Deutsche Bank AG	7,564,790	(4,458,146)	—	$(3,050,000)	56,644
HSBC Bank PLC	176,346	(159,475)	—	—	16,871
Morgan Stanley & Co. International PLC	1,302	(1,302)	—	—	—
Royal Bank of Canada	2,249	(2,249)	—	—	—
Royal Bank of Scotland PLC	111,830	(111,830)	—	—	—
UBS AG	641,742	(311,032)	—	—	330,710

Total	$13,309,029	$(9,380,768)	—	$(3,050,000)	$878,261

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4,5]
Barclays Bank PLC	$4,243,430	$(4,243,430)	—	—	—
BNP Paribas S.A.	9,447	(9,447)	—	—	—
Citibank N.A.	83,857	(83,857)	—	—	—
Commonwealth Bank of Australia	181,459	—	—	—	$181,459
Deutsche Bank AG	4,458,146	(4,458,146)	—	—	—
HSBC Bank PLC	159,475	(159,475)	—	—	—
Morgan Stanley & Co. International PLC	29,163	(1,302)	—	—	27,861
Northern Trust Corp.	147,157	—	—	—	147,157
Royal Bank of Canada	60,741	(2,249)	—	—	58,492
Royal Bank of Scotland PLC	1,263,666	(111,830)	—	—	1,151,836
UBS AG	311,032	(311,032)	—	—	—

Total	$10,947,573	$(9,380,768)	—	—	$1,566,805

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

[5]	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	51

Consolidated Schedule of Investments (concluded)	BlackRock Inflation Protected Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Foreign Government Obligations	—	$123,169,008	—	$123,169,008
Non-Agency Mortgage-Backed Securities	—	26,212,221	—	26,212,221
U.S. Government Sponsored Agency Securities	—	76,375	—	76,375
U.S. Treasury Obligations	—	2,565,065,861	—	2,565,065,861
Short-Term Securities	$18,480,276	—	—	18,480,276
Options Purchased:
Foreign currency exchange contracts	—	5,255,951	—	5,255,951
Interest rate contracts	317,625	6,405,115	—	6,722,740

Total	$18,797,901	$2,726,184,531	—	$2,744,982,432

Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$170,818	—	$170,818
Interest rate contracts	$1,299,307	809,228	—	2,108,535
Other contracts	—	1,011,108	—	1,011,108
Liabilities:
Foreign currency exchange contracts	—	(5,852,306)	—	(5,852,306)
Interest rate contracts	(1,651,411)	(2,399,600)	—	(4,051,011)
Other contracts	—	(1,820,157)	—	(1,820,157)

Total	$(352,104)	$(8,080,909)	—	$(8,433,013)

[1]    Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$94,000	—	—	$94,000
Foreign currency at value	14,715,291	—	—	14,715,291
Cash pledged:
Futures contracts	5,943,820	—	—	5,943,820
Centrally cleared swaps	2,232,400	—	—	2,232,400
Liabilities:
Reverse repurchase agreements	—	$(206,372,861)	—	(206,372,861)
Cash received:
Collateral — reverse repurchase agreements	—	(1,142,000)	—	(1,142,000)
Collateral — OTC derivatives	—	(3,050,000)	—	(3,050,000)

Total	$22,985,511	$(210,564,861)	—	$(187,579,350)

During the year ended September 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments September 30, 2016	BlackRock Investment Grade Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Scholar Funding Trust, Series 2011-A, Class A, 1.64%, 10/28/43 (a)(b)	USD	213	$204,142
SLM Private Credit Student Loan Trust, Series 2004-B, Class A2, 1.05%, 6/15/21 (b)		60	59,493
Total Asset-Backed Securities — 0.3%			263,635

Corporate Bonds
Aerospace & Defense — 1.1%
L-3 Communications Corp.:
3.95%, 11/15/16		2	2,007
1.50%, 5/28/17		159	159,120
Lockheed Martin Corp.:
3.10%, 1/15/23		25	26,364
3.55%, 1/15/26		35	37,821
4.07%, 12/15/42		225	241,027
4.70%, 5/15/46		25	29,703
Northrop Grumman Corp., 3.50%, 3/15/21		275	293,992
United Technologies Corp., 4.50%, 6/01/42		305	353,257

			1,143,291
Air Freight & Logistics — 0.2%
FedEx Corp.:
3.25%, 4/01/26		65	68,551
4.10%, 2/01/45		80	82,958
4.55%, 4/01/46		90	99,970

			251,479
Airlines — 1.5%
Air Canada Pass-Through Trust, Series 2015-1, Class A, 3.60%, 9/15/28 (a)		240	248,775
American Airlines Pass-Through Trust, Series 2013-1, Class A, 4.00%, 1/15/27		340	361,458
Doric Nimrod Air Alpha Pass-Through Trust, Series 2013-1, Class A, 5.25%, 5/30/25 (a)		271	285,604
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 9/15/28 (a)		140	134,554
United Airlines Pass-Through Trust:
Series 2013-1, Class B, 5.38%, 2/15/23		184	191,285
Series 2014-1, Class B, 4.75%, 10/11/23		159	162,194
Virgin Australia Trust, Series 2013-1B, 6.00%, 10/23/20 (a)		97	98,760

			1,482,630
Auto Components — 0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		50	50,060
4.88%, 3/15/19		137	137,685

			187,745
Automobiles — 0.7%
BMW U.S. Capital LLC, 2.00%, 4/11/21 (a)		220	222,460
General Motors Co., 3.50%, 10/02/18		416	428,834

			651,294
Banks — 9.1%
Bank of America Corp.:
5.42%, 3/15/17		500	508,627
6.00%, 9/01/17		970	1,008,815
3.95%, 4/21/25		225	232,920
4.45%, 3/03/26		750	804,905
4.75%, 4/21/45		100	106,747

Corporate Bonds		Par (000)	Value
Banks (continued)
Barclays PLC:
4.38%, 9/11/24	USD	275	$278,111
5.20%, 5/12/26		225	231,738
Citigroup, Inc.:
1.85%, 11/24/17		250	250,780
2.50%, 7/29/19		575	586,701
Cooperatieve Rabobank UA, 4.63%, 12/01/23		313	338,010
HSBC Bank USA N.A., 6.00%, 8/09/17		250	259,471
ING Bank NV:
1.80%, 3/16/18 (a)		255	255,778
2.05%, 8/17/18 (a)		200	201,462
Intesa Sanpaolo SpA, 5.71%, 1/15/26 (a)		200	188,454
JPMorgan Chase & Co.:
6.13%, 6/27/17		600	620,208
1.63%, 5/15/18		425	425,886
2.30%, 8/15/21		170	170,370
5.63%, 8/16/43		250	301,299
4.95%, 6/01/45		230	257,632
Lloyds Bank PLC, 2.00%, 8/17/18		240	241,050
Royal Bank of Scotland Group PLC:
6.00%, 12/19/23		270	281,399
4.80%, 4/05/26		250	257,107
Santander Bank N.A., 2.00%, 1/12/18		250	250,031
Santander Holdings USA, Inc., 2.28%, 11/24/17 (b)		225	226,991
Santander UK PLC, 5.00%, 11/07/23 (a)		200	208,431
U.S. Bancorp, 3.10%, 4/27/26		95	98,134
Wells Fargo & Co., 4.90%, 11/17/45		175	192,677
Wells Fargo Bank N.A., 1.65%, 1/22/18		250	250,725

			9,034,459
Beverages — 1.3%
Anheuser-Busch InBev Finance, Inc.:
3.65%, 2/01/26		575	617,550
4.70%, 2/01/36		110	126,475
4.90%, 2/01/46		260	309,343
Molson Coors Brewing Co.:
2.10%, 7/15/21		85	85,782
3.00%, 7/15/26		65	65,450
4.20%, 7/15/46		50	52,097

			1,256,697
Biotechnology — 2.0%
AbbVie, Inc.:
2.85%, 5/14/23		125	126,900
4.40%, 11/06/42		240	249,731
4.70%, 5/15/45		272	292,884
Amgen, Inc.:
5.85%, 6/01/17		375	386,100
4.40%, 5/01/45		25	26,261
4.66%, 6/15/51 (a)		238	254,374
Biogen, Inc., 3.63%, 9/15/22		160	171,375
Gilead Sciences, Inc.:
4.50%, 2/01/45		6	6,407
4.75%, 3/01/46		115	128,518
4.15%, 3/01/47		365	373,063

			2,015,613
Capital Markets — 3.7%
Credit Suisse AG:
6.00%, 2/15/18		225	236,762
1.70%, 4/27/18		650	650,496

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	53

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

Corporate Bonds		Par (000)	Value
Capital Markets (continued)
Goldman Sachs Group, Inc.:
2.38%, 1/22/18	USD	375	$379,145
2.63%, 4/25/21		45	45,695
4.25%, 10/21/25		50	52,620
6.75%, 10/01/37		100	127,331
5.15%, 5/22/45		155	169,030
Morgan Stanley:
5.55%, 4/27/17		480	491,080
6.25%, 8/28/17		225	234,351
1.88%, 1/05/18		295	296,205
2.20%, 12/07/18		115	116,203
3.88%, 1/27/26		225	238,878
UBS Group Funding Jersey Ltd.:
3.00%, 4/15/21 (a)		340	349,202
2.65%, 2/01/22 (a)		300	299,442

			3,686,440
Chemicals — 1.2%
Air Liquide Finance SA, 2.25%, 9/27/23 (a)		200	200,722
CF Industries, Inc., 5.38%, 3/15/44		175	172,782
Eastman Chemical Co., 3.80%, 3/15/25		375	396,951
LYB International Finance BV, 4.88%, 3/15/44		100	108,028
LyondellBasell Industries NV, 5.00%, 4/15/19		300	321,985

			1,200,468
Communications Equipment — 0.7%
Cisco Systems, Inc.:
2.20%, 2/28/21		175	179,057
2.50%, 9/20/26		350	354,085
Harris Corp., 2.00%, 4/27/18		137	137,779

			670,921
Consumer Finance — 3.7%
Ally Financial, Inc.:
3.25%, 2/13/18		175	176,750
8.00%, 11/01/31		114	140,790
Capital One N.A.:
1.65%, 2/05/18		250	250,293
2.35%, 8/17/18		255	258,103
2.40%, 9/05/19		250	253,954
Discover Bank, 3.10%, 6/04/20		257	264,386
Ford Motor Credit Co. LLC:
1.68%, 9/08/17		225	225,163
2.94%, 1/08/19		380	389,194
2.02%, 5/03/19		240	240,468
General Motors Financial Co., Inc.:
2.40%, 4/10/18		200	201,444
2.24%, 5/09/19 (b)		225	224,419
3.45%, 4/10/22		114	115,631
Synchrony Financial, 2.19%, 11/09/17 (b)		675	679,838
Toyota Motor Credit Corp., 1.20%, 4/06/18		250	250,073

			3,670,506
Diversified Financial Services — 0.9%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, 4.25%, 7/01/20		400	415,000
Berkshire Hathaway, Inc.:
2.20%, 3/15/21		25	25,716
2.75%, 3/15/23		125	129,898
General Electric Capital Corp., 5.88%, 1/14/38		125	167,411
WEA Finance LLC/Westfield UK & Europe Finance PLC, 2.70%, 9/17/19 (a)		200	205,043

			943,068

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services — 1.7%
AT&T Inc.:
2.45%, 6/30/20	USD	90	$91,663
4.50%, 5/15/35		225	236,405
5.15%, 3/15/42		200	217,010
5.65%, 2/15/47		175	206,254
Verizon Communications, Inc.:
3.65%, 9/14/18		325	339,217
4.27%, 1/15/36		300	312,571
3.85%, 11/01/42		198	188,460
4.67%, 3/15/55		129	135,699

			1,727,279
Electric Utilities — 4.8%
American Transmission Systems, Inc., 5.25%, 1/15/22 (a)		100	114,890
Duke Energy Carolinas LLC, 6.10%, 6/01/37		249	328,181
Duke Energy Corp.:
3.95%, 10/15/23		175	191,430
2.65%, 9/01/26		95	93,220
Duke Energy Progress, Inc., 4.15%, 12/01/44		80	87,554
Emera U.S. Finance LP:
2.15%, 6/15/19 (a)		45	45,492
4.75%, 6/15/46 (a)		195	209,283
Entergy Corp., 4.00%, 7/15/22		325	352,552
Entergy Louisiana LLC, 4.05%, 9/01/23		200	220,747
Exelon Corp.:
2.85%, 6/15/20		65	67,398
3.40%, 4/15/26		355	369,492
Niagara Mohawk Power Corp., 4.88%, 8/15/19 (a)		249	271,130
Ohio Power Co., Series D, 6.60%, 3/01/33		229	298,644
Oncor Electric Delivery Co. LLC:
5.00%, 9/30/17		200	207,315
7.25%, 1/15/33		30	43,320
7.50%, 9/01/38		100	155,367
PacifiCorp, 3.35%, 7/01/25		240	258,386
Puget Energy, Inc.:
6.00%, 9/01/21		175	202,265
5.63%, 7/15/22		275	316,472
Southern Co.:
2.95%, 7/01/23		435	449,445
3.25%, 7/01/26		235	243,400
Toledo Edison Co.:
7.25%, 5/01/20		54	61,281
6.15%, 5/15/37		40	49,832
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (a)		90	95,956

			4,733,052
Equity Real Estate Investment Trusts (REITs) — 1.6%
American Tower Corp.:
4.50%, 1/15/18		604	626,448
5.90%, 11/01/21		146	170,300
Crown Castle International Corp.:
3.40%, 2/15/21		422	441,642
5.25%, 1/15/23		275	311,393

			1,549,783
Food & Staples Retailing — 1.0%
CVS Health Corp., 5.13%, 7/20/45		233	285,109
CVS Pass-Through Trust, 8.35%, 7/10/31 (a)		167	223,466

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

Corporate Bonds		Par (000)	Value
Food & Staples Retailing (continued)
Walgreens Boots Alliance, Inc.:
2.60%, 6/01/21	USD	70	$71,636
3.80%, 11/18/24		255	273,725
3.45%, 6/01/26		100	103,812
4.80%, 11/18/44		30	33,071

			990,819
Food Products — 0.6%
Kraft Heinz Foods Co.:
3.00%, 6/01/26		345	347,752
4.38%, 6/01/46		255	269,797

			617,549
Health Care Equipment & Supplies — 1.0%
Boston Scientific Corp., 2.85%, 5/15/20		70	72,144
Medtronic, Inc.:
4.38%, 3/15/35		305	345,620
4.63%, 3/15/45		370	434,746
St. Jude Medical, Inc.:
3.88%, 9/15/25		40	42,633
4.75%, 4/15/43		23	24,204
Stryker Corp., 3.50%, 3/15/26		55	58,264

			977,611
Health Care Providers & Services — 2.5%
Acadia Healthcare Co., Inc., 5.63%, 2/15/23		200	203,000
Aetna, Inc.:
1.70%, 6/07/18		175	175,558
1.90%, 6/07/19		120	121,101
2.40%, 6/15/21		80	80,926
2.80%, 6/15/23		740	755,643
Anthem, Inc.:
4.65%, 1/15/43		175	190,917
5.10%, 1/15/44		50	57,994
4.65%, 8/15/44		100	109,078
HCA, Inc., 3.75%, 3/15/19		350	361,813
UnitedHealth Group, Inc.:
2.88%, 3/15/23		50	52,156
3.10%, 3/15/26		60	62,686
4.38%, 3/15/42		65	72,467
4.25%, 3/15/43		85	93,752
4.75%, 7/15/45		155	185,874

			2,522,965
Hotels, Restaurants & Leisure — 0.2%
McDonald’s Corp.:
4.70%, 12/09/35		125	141,569
4.88%, 12/09/45		25	29,014

			170,583
Household Durables — 0.3%
Newell Brands, Inc.:
3.85%, 4/01/23		155	164,992
4.20%, 4/01/26		85	92,574
5.50%, 4/01/46		50	60,655

			318,221
Independent Power and Renewable Electricity Producers — 0.1%
Exelon Generation Co. LLC, 5.60%, 6/15/42		134	139,918
Insurance — 1.4%
Allstate Corp., 5.75%, 8/15/53 (b)		325	348,969
American International Group, Inc.:
3.30%, 3/01/21		110	115,412
3.90%, 4/01/26		380	402,018

Corporate Bonds		Par (000)	Value
Insurance (continued)
Marsh & McLennan Cos., Inc.:
3.30%, 3/14/23	USD	40	$41,927
3.75%, 3/14/26		200	216,178
Teachers Insurance & Annuity Association of America, 6.85%, 12/16/39 (a)		163	221,601

			1,346,105
Internet & Direct Marketing Retail — 0.3%
Amazon.com, Inc., 3.80%, 12/05/24		284	314,792
IT Services — 1.3%
Fidelity National Information Services, Inc.:
3.63%, 10/15/20		325	344,718
5.00%, 10/15/25		500	570,182
Total System Services, Inc., 3.80%, 4/01/21		95	100,810
Visa, Inc.:
2.80%, 12/14/22		115	120,558
3.15%, 12/14/25		155	163,731

			1,299,999
Life Sciences Tools & Services — 0.6%
Thermo Fisher Scientific, Inc.:
2.40%, 2/01/19		500	508,333
3.00%, 4/15/23		60	61,447

			569,780
Media — 3.8%
21st Century Fox America, Inc., 6.40%, 12/15/35		150	192,283
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 7/23/20 (a)		485	506,921
4.46%, 7/23/22 (a)		210	226,603
4.91%, 7/23/25 (a)		820	904,505
6.38%, 10/23/35 (a)		34	40,045
6.48%, 10/23/45 (a)		126	152,375
6.83%, 10/23/55 (a)		37	44,483
Comcast Corp.:
3.20%, 7/15/36		170	166,277
6.95%, 8/15/37		99	144,333
4.60%, 8/15/45		125	144,369
Cox Communications, Inc., 6.95%, 6/01/38 (a)		211	239,678
Discovery Communications LLC:
3.25%, 4/01/23		310	313,873
4.88%, 4/01/43		100	95,167
Interpublic Group of Cos., Inc., 2.25%, 11/15/17		175	175,755
NBCUniversal Media LLC, 4.45%, 1/15/43		130	146,187
Sky PLC, 3.75%, 9/16/24 (a)		200	211,458
Time Warner Cable LLC, 4.50%, 9/15/42		37	35,308

			3,739,620
Metals & Mining — 0.3%
Rio Tinto Finance USA Ltd.:
9.00%, 5/01/19		121	142,950
7.13%, 7/15/28		100	133,401
Southern Copper Corp., 5.88%, 4/23/45		50	49,741

			326,092
Multi-Utilities — 0.8%
Berkshire Hathaway Energy Co., 5.95%, 5/15/37		300	388,579
CMS Energy Corp., 3.00%, 5/15/26		45	45,753
Dominion Gas Holdings LLC, 4.60%, 12/15/44		125	134,615

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	55

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

Corporate Bonds		Par (000)	Value
Multi-Utilities (continued)
Dominion Resources, Inc., 2.96%, 7/01/19 (c)	USD	110	$112,905
Pacific Gas & Electric Co., 4.75%, 2/15/44		75	89,505

			771,357
Oil, Gas & Consumable Fuels — 6.9%
Anadarko Petroleum Corp.:
5.55%, 3/15/26		180	203,407
6.60%, 3/15/46		250	304,189
ConocoPhillips Co.:
2.88%, 11/15/21		217	222,944
3.35%, 11/15/24		28	28,667
4.95%, 3/15/26		280	315,607
Continental Resources, Inc., 5.00%, 9/15/22		100	99,750
Devon Energy Corp., 3.25%, 5/15/22		168	166,799
El Paso Natural Gas Co. LLC, 8.63%, 1/15/22		420	518,911
Encana Corp., 6.50%, 5/15/19		200	215,978
Energy Transfer Partners LP:
9.00%, 4/15/19		150	171,277
6.50%, 2/01/42		100	104,308
Enterprise Products Operating LLC:
6.45%, 9/01/40		106	128,169
4.90%, 5/15/46		300	315,305
Kinder Morgan Energy Partners LP:
6.00%, 2/01/17		300	304,337
6.50%, 4/01/20		304	341,296
6.38%, 3/01/41		257	277,717
Kinder Morgan, Inc., 2.00%, 12/01/17		25	25,014
Marathon Petroleum Corp.:
2.70%, 12/14/18		200	204,316
4.75%, 9/15/44		134	119,973
Noble Energy, Inc., 5.25%, 11/15/43		150	152,685
Phillips 66, 4.88%, 11/15/44		60	66,653
Pioneer Natural Resources Co., 3.45%, 1/15/21		60	62,392
Plains All American Pipeline LP/PAA Finance Corp.:
2.60%, 12/15/19		200	201,543
4.65%, 10/15/25		150	155,379
4.90%, 2/15/45		125	114,537
Regency Energy Partners LP/Regency Energy Finance Corp., 5.00%, 10/01/22		240	253,307
Sabine Pass Liquefaction LLC:
5.75%, 5/15/24		155	166,819
5.63%, 3/01/25		120	129,000
Sabine Pass LNG LP, 7.50%, 11/30/16		200	201,500
Tennessee Gas Pipeline Co. LLC, 7.00%, 10/15/28		9	10,786
TransCanada PipeLines Ltd., 7.63%, 1/15/39		50	74,025
TransCanada Trust, 5.88%, 8/15/76 (b)		85	89,930
Valero Energy Corp.:
3.40%, 9/15/26		175	173,834
6.63%, 6/15/37		110	128,889
Western Gas Partners LP, 2.60%, 8/15/18		425	425,318
Williams Partners LP, 5.10%, 9/15/45		260	253,662
Williams Partners LP/Williams Partners Finance Corp., 7.25%, 2/01/17		100	101,828

			6,830,051
Pharmaceuticals — 4.7%
Actavis Funding SCS:
2.35%, 3/12/18		225	227,320
3.45%, 3/15/22		415	435,683
4.55%, 3/15/35		115	122,153
4.85%, 6/15/44		260	285,988
4.75%, 3/15/45		28	30,616

Corporate Bonds		Par (000)	Value
Pharmaceuticals (continued)
Forest Laboratories LLC, 4.38%, 2/01/19 (a)	USD	410	$431,903
Johnson & Johnson:
2.05%, 3/01/23		70	71,407
2.45%, 3/01/26		120	123,323
3.55%, 3/01/36		125	138,683
Mylan NV:
2.50%, 6/07/19 (a)		52	52,462
5.25%, 6/15/46 (a)		100	105,321
Mylan, Inc., 2.60%, 6/24/18		375	380,312
Pfizer, Inc., 5.20%, 8/12/20		175	198,131
Shire Acquisitions Investments Ireland DAC:
2.40%, 9/23/21		430	430,541
2.88%, 9/23/23		490	492,373
Teva Pharmaceutical Finance Netherlands III BV:
2.20%, 7/21/21		170	169,359
2.80%, 7/21/23		80	80,205
3.15%, 10/01/26		234	235,082
Valeant Pharmaceuticals International, Inc., 6.75%, 8/15/18 (a)		214	215,070
Zoetis, Inc., 1.88%, 2/01/18		425	426,340

			4,652,272
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC:
4.90%, 4/01/44		75	90,912
4.15%, 4/01/45		40	44,054
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 3/15/18 (a)		196	200,907

			335,873
Semiconductors & Semiconductor Equipment — 0.6%
KLA-Tencor Corp., 4.65%, 11/01/24		24	26,374
Lam Research Corp.:
3.45%, 6/15/23		113	115,584
3.90%, 6/15/26		118	122,866
NVIDIA Corp.:
2.20%, 9/16/21		170	170,518
3.20%, 9/16/26		195	196,535

			631,877
Software — 3.2%
Microsoft Corp.:
1.55%, 8/08/21		350	348,570
2.00%, 8/08/23		295	294,606
2.40%, 8/08/26		430	430,364
3.50%, 11/15/42		175	171,540
3.75%, 2/12/45		53	53,792
4.45%, 11/03/45		220	250,119
3.70%, 8/08/46		200	202,437
Oracle Corp.:
2.40%, 9/15/23		575	579,611
2.65%, 7/15/26		500	500,091
4.00%, 7/15/46		359	370,959

			3,202,089
Specialty Retail — 0.3%
QVC, Inc., 4.38%, 3/15/23		291	291,779
Technology Hardware, Storage & Peripherals — 2.5%
Apple Inc.:
1.09%, 5/06/19 (b)		200	200,729
2.25%, 2/23/21		400	410,320
2.85%, 2/23/23		380	400,030
3.25%, 2/23/26		275	292,300
2.45%, 8/04/26		330	330,323

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

Corporate Bonds		Par (000)	Value
Technology Hardware, Storage & Peripherals (continued)
4.38%, 5/13/45	USD	150	$165,510
3.85%, 8/04/46		255	260,804
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 8.35%, 7/15/46 (a)		340	407,099

			2,467,115
Tobacco — 1.6%
Altria Group, Inc.:
4.75%, 5/05/21		150	169,554
2.63%, 9/16/26		55	55,609
5.38%, 1/31/44		168	211,517
Imperial Tobacco Finance PLC, 2.05%, 2/11/18 (a)		300	301,794
Philip Morris International, Inc., 4.50%, 3/20/42		325	366,733
Reynolds American, Inc.:
4.00%, 6/12/22		85	92,340
4.85%, 9/15/23		60	68,679
7.00%, 8/04/41		173	221,641
5.85%, 8/15/45		100	130,011

			1,617,878
Trading Companies & Distributors — 0.2%
Air Lease Corp., 3.38%, 6/01/21		185	191,908
Wireless Telecommunication Services — 1.5%
Alltel Corp., 7.88%, 7/01/32		314	429,179
Crown Castle Towers LLC, 6.11%, 1/15/40 (a)		604	669,383
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		175	193,156
Vodafone Group PLC:
2.50%, 9/26/22		125	125,723
4.38%, 2/19/43		64	64,111

			1,481,552
Total Corporate Bonds — 70.4%			70,012,530

Foreign Agency Obligations
China — 0.4%
CNOOC Finance 2015 Australia Property Ltd., 2.63%, 5/05/20		350	356,652
Mexico — 1.1%
Petroleos Mexicanos:
3.50%, 7/18/18		462	472,626
6.38%, 2/04/21 (a)		143	155,884
4.63%, 9/21/23 (a)		300	300,420
6.50%, 6/02/41		214	208,115

			1,137,045
Total Foreign Agency Obligations — 1.5%			1,493,697

Foreign Government Obligations
Colombia — 0.2%
Republic of Colombia, 5.63%, 2/26/44		200	231,500
Indonesia — 0.3%
Republic of Indonesia, 4.75%, 1/08/26 (a)		300	335,070

Foreign Government Obligations		Par (000)	Value
Mexico — 0.5%
United Mexican States:
4.75%, 3/08/44	USD	99	$102,589
5.55%, 1/21/45		50	57,937
5.75%, 10/12/10		294	310,905

			471,431
Paraguay — 0.2%
Republic of Paraguay, 5.00%, 4/15/26 (a)		200	216,500
Peru — 0.1%
Republic of Peru, 5.63%, 11/18/50		37	48,933
Poland — 0.2%
Republic of Poland, 3.25%, 4/06/26		180	190,584
Uruguay — 0.3%
Republic of Uruguay:
4.38%, 10/27/27		195	209,869
5.10%, 6/18/50		75	77,813

			287,682
Total Foreign Government Obligations — 1.8%			1,781,700

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 0.1%
Morgan Stanley Capital I Trust, Series 2007-HQ11, Class A1A, 5.42%, 2/12/44 (b)		81	81,346

Preferred Securities
Capital Trusts
Banks — 1.7%
Bank of America Corp.:
Series AA, 6.10% (b)(d)		255	265,837
Series DD, 6.30% (b)(d)		55	59,744
Series K, 8.00% (b)(d)		55	56,100
BNP Paribas SA, 7.63% (a)(b)(d)		225	231,588
Citigroup, Inc., Series P, 5.95% (b)(d)		132	134,653
JPMorgan Chase & Co., Series S, 6.75% (b)		375	413,906
Societe Generale SA, 7.38% (a)(b)(d)		200	196,000
Wells Fargo & Co., 7.98% (b)(d)		300	313,530

			1,671,358
Capital Markets — 0.3%
Goldman Sachs Group, Inc., Series M, 5.38% (b)(d)		135	135,671
State Street Capital Trust IV, 1.85%, 6/15/37 (b)		200	172,000

			307,671
Industrial Conglomerates — 0.5%
General Electric Co., Series D, 5.00% (b)(d)		473	503,012
Insurance — 0.0%
Reinsurance Group of America, Inc., 3.52%, 12/15/65 (b)		27	20,790

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	57

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

Capital Trusts		Par (000)	Value
Media — 0.9%
NBCUniversal Enterprise, Inc., 5.25% (a)(d)	USD	853	$910,577
Oil, Gas & Consumable Fuels — 0.1%
TransCanada Trust, 5.63%, 5/20/75 (b)		98	99,225
Total Capital Trusts — 3.5%			3,512,633

Preferred Stocks		Shares
Banks — 0.6%
Citigroup, Inc., 6.88% (d)		7,880	227,023
Wells Fargo & Co., 5.85% (d)		14,541	388,972

			615,995
Capital Markets — 0.6%
Goldman Sachs Group, Inc., 5.50% (d)		10,233	274,347
State Street Corp., 5.90% (d)		9,095	252,750

			527,097
Total Preferred Stocks — 1.2%			1,143,092
Total Preferred Securities — 4.7%			4,655,725

Taxable Municipal Bonds		Par (000)
Dallas/Fort Worth International Airport RB, Series A, 5.00%, 11/01/43	USD	75	83,131
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB, 5.00%, 10/01/53		35	39,544
Miami-Dade County Educational Facilities Authority RB, 5.07%, 4/01/50		90	107,966
New Jersey Economic Development Authority RB, 5.38%, 1/01/43		125	144,347
New Jersey Transportation Trust Fund Authority RB, Series AA, 5.00%, 6/15/33		200	218,746
State of California GO, 7.55%, 4/01/39		250	399,287
Total Taxable Municipal Bonds — 1.0%			993,021

U.S. Government Sponsored Agency Securities		Par (000)	Value
Agency Obligations — 0.3%
Fannie Mae, 1.88%, 9/24/26	USD	285	$283,571
Collateralized Mortgage Obligations — 0.4%
Freddie Mac, Series 3859, Class JB, 5.00%, 5/15/41		337	377,509
Mortgage-Backed Securities — 0.2%
Fannie Mae Mortgage-Backed Securities:
2.67%, 2/01/35 (b)		126	132,554
2.77%, 1/01/35 (b)		26	27,580
7.00%, 1/01/31		1	1,148
Freddie Mac Mortgage-Backed Securities, 7.00%, 12/01/29-4/01/32		3	4,241
Ginnie Mae Mortgage-Backed Securities:
2.13%, 5/20/34 (b)		31	32,554
5.50%, 4/15/33-8/15/33		8	9,120
7.00%, 9/15/31-5/15/32		8	9,155

			216,352
Total U.S. Government Sponsored Agency Securities — 0.9%			877,432
Total Long-Term Investments (Cost — $76,638,023) — 80.7%			80,159,086

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.20% (e)(f)		7,580,531	7,580,531
Total Short-Term Securities (Cost — $7,580,531) — 7.6%			7,580,531

Options Purchased
(Cost — $77,815) — 0.0%			22,513
Total Investments Before Options Written (Cost — $84,296,369) — 88.3%			87,762,130

Options Written
(Premiums Received — $18,314) — (0.0)%			(15,040)
Total Investments Net of Options Written — 88.3%			87,747,090
Other Assets Less Liabilities — 11.7%			11,654,984

Net Assets — 100.0%			$99,402,074

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Perpetual security with no stated maturity date.

(e)	During the year ended September 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2015	Net Activity	Shares Held at September 30, 2016	Value at September 30, 2016	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	1,454,585	(1,454,585)	—	—	$16,352	$130
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	7,580,531	7,580,531	$7,580,531	1,838	—
				$7,580,531	$18,190	$130

(f)	Current yield as of period end.

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
16	U.S. Treasury Bonds (30 Year)	December 2016	USD	2,690,500	$(18,244)
31	U.S. Treasury Notes (2 Year)	December 2016	USD	6,772,531	(37)
48	U.S. Treasury Notes (5 Year)	December 2016	USD	5,832,750	19,096
18	U.S. Treasury Notes (10 Year)	December 2016	USD	2,360,250	1,188
21	U.S. Ultra Treasury Bonds	December 2016	USD	3,861,375	(10,561)
Total					$(8,558)

OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
30-Year Interest Rate Swap	Citibank N.A.	Put	2.75%	Pay	3-month LIBOR	12/01/16	USD	2,500	$179
30-Year Interest Rate Swap	Bank of America N.A.	Put	2.20%	Pay	3-month LIBOR	1/13/17	USD	590	4,931
30-Year Interest Rate Swap	Bank of America N.A.	Put	2.85%	Pay	3-month LIBOR	1/13/17	USD	6,400	2,824
10-Year Interest Rate Swap	Citibank N.A.	Put	1.75%	Pay	3-month LIBOR	2/23/17	USD	1,750	14,579
Total									$22,513

OTC Interest Rate Swaptions Written

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
2-Year Interest Rate Swap	Bank of America N.A.	Call	0.70%	Pay	3-month LIBOR	3/15/18	USD	1,500	$(3,448)
2-Year Interest Rate Swap	Bank of America N.A.	Call	0.80%	Pay	3-month LIBOR	3/19/18	USD	1,500	(4,341)
2-Year Interest Rate Swap	Bank of America N.A.	Put	1.70%	Receive	3-month LIBOR	3/15/18	USD	1,500	(3,598)
2-Year Interest Rate Swap	Bank of America N.A.	Put	1.70%	Receive	3-month LIBOR	3/19/18	USD	1,500	(3,653)
Total									$(15,040)

Centrally Cleared Credit Default Swaps — Sell Protection

Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 27 Version 1	5.00%	12/20/21	B+	USD	2,300	$10,257

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	59

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.38%[1]	3-month LIBOR	N/A	5/14/25	USD	240	$(20,822)
2.27%[1]	3-month LIBOR	N/A	5/26/25	USD	140	(11,127)
1.77%[1]	3-month LIBOR	N/A	9/12/46	USD	70	344
Total						$(31,605)

[1]	Fund pays the fixed rate and receives the floating rate.

OTC Credit Default Swaps — Buy Protection

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Depreciation
Cigna Corp.	1.00%	Citibank N.A.	9/20/17	USD	675	$ (6,434)	$ (298)	$ (6,136)
General Dynamics Corp.	1.00%	Credit Suisse International	9/20/17	USD	955	(9,114)	(4,564)	(4,550)
Lockheed Martin Corp.	1.00%	Credit Suisse International	9/20/17	USD	955	(9,035)	(1,575)	(7,460)
Northrop Grumman Corp.	1.00%	Credit Suisse International	9/20/17	USD	805	(7,784)	(3,538)	(4,246)
Raytheon Co.	1.00%	Credit Suisse International	9/20/17	USD	805	(7,740)	(3,770)	(3,970)
Cardinal Health, Inc.	1.00%	Barclays Bank PLC	12/20/18	USD	2,000	(41,806)	(26,236)	(15,570)
International Business Machines Corp.	1.00%	Citibank N.A.	12/20/18	USD	2,000	(37,746)	(26,236)	(11,510)
Microsoft Corp.	1.00%	Credit Suisse International	12/20/18	USD	2,000	(39,960)	(25,337)	(14,623)
Citigroup, Inc.	1.00%	Deutsche Bank AG	3/20/19	USD	800	(9,989)	(1,642)	(8,347)
Pitney Bowes, Inc.	1.00%	Credit Suisse International	3/20/19	USD	750	(7,927)	3,316	(11,243)
Halliburton Co.	1.00%	Morgan Stanley Capital Services LLC	6/20/21	USD	400	(1,909)	20	(1,929)
Lowes Corp.	1.00%	Citibank N.A.	6/20/21	USD	400	(12,706)	(11,114)	(1,592)
Newmont Mining Corp.	1.00%	Barclays Bank PLC	6/20/21	USD	120	(643)	1,330	(1,973)
Newmont Mining Corp.	1.00%	Citibank N.A.	6/20/21	USD	480	(2,572)	7,434	(10,006)
Prudential Financial, Inc.	1.00%	Citibank N.A.	6/20/21	USD	80	102	1,092	(990)
Prudential Financial, Inc.	1.00%	Citibank N.A.	6/20/21	USD	45	57	695	(638)
Prudential Financial, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	750	951	9,009	(8,058)
Time Warner, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	225	(4,709)	(2,720)	(1,989)
Western Union Co.	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	500	(2,336)	2,506	(4,842)
Total						$(201,300)	$(81,628)	$(119,672)

OTC Credit Default Swaps — Sell Protection

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation
		Credit Suisse
Comcast Corp.	1.00%	International	9/20/17	A-	USD	975	$ 9,167	$ 792	$ 8,375
WellPoint, Inc.	1.00%	Citibank N.A.	9/20/17	Not Rated	USD	675	5,854	(1,250)	7,104
Bank of America Corp.	1.00%	Deutsche Bank AG	3/20/19	BBB+	USD	800	10,015	2,961	7,054
		Morgan Stanley Capital
American Tower Corp.	1.00%	Services LLC	6/20/21	BBB-	USD	475	(10,790)	(18,391)	7,601
Total							$ 14,246	$(15,888)	$30,134

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

Transactions in Options Written for the Year Ended September 30, 2016

	Calls		Puts

	Notional (000)			Notional (000)

	USD	Premiums Received	Contracts	USD	Premiums Received

Outstanding options, beginning of year	—	—	156	—	$48,747
Options written	17,120	$105,003	—	34,120	126,299
Options expired	—	—	(156)	—	(48,747)
Options closed	(14,120)	(95,109)	—	(31,120)	(117,879)

Outstanding options, end of year	3,000	$9,894	—	3,000	$8,420

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$20,284	—	$20,284
Options purchased	Investments at value — unaffiliated[2]	—	—	—	—	22,513	—	22,513
Swaps — centrally cleared	Net unrealized appreciation[1]	—	$ 10,257	—	—	344	—	10,601
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	59,289	—	—	—	—	59,289

Total		—	$ 69,546	—	—	$43,141	—	$112,687

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$28,842	—	$28,842
Options written	Options written at value	—	—	—	—	15,040	—	15,040
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	31,949	—	31,949
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$246,343	—	—	—	—	246,343

Total		—	$246,343	—	—	$75,831	—	$322,174

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended September 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$ 710,609	—	$710,609
Options purchased[1]	—	$(50,150)	—	—	(176,165)	—	(226,315)
Options written	—	20,230	—	—	80,584	—	100,814
Swaps	—	27,291	—	—	(311,507)	—	(284,216)

Total	—	$ (2,629)	—	—	$ 303,521	—	$300,892

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(108,521)	—	$(108,521)
Options purchased[2]	—	—	—	—	60,997	—	60,997
Options written	—	—	—	—	(44,498)	—	(44,498)
Swaps	—	$ (730)	—	—	56,500	—	55,770

Total	—	$ (730)	—	—	$ (35,522)	—	$(36,252)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	61

Schedule of Investments (continued)	BlackRock Investment Grade Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$23,133,437
Average notional value of contracts — short	$4,638,181
Options:
Average notional value of swaption contracts purchased	$12,810,000
Average notional value of swaption contracts written	$14,310,000
Credit default swaps:
Average notional value — buy protection	$16,471,500
Average notional value — sell protection	$4,144,000
Interest rate swaps:
Average notional value — pays fixed rate	$7,257,500

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$ 3,461		$ 54,554
Options	22,513	[1]	15,040
Swaps — Centrally cleared	6,478		—
Swaps — OTC[2]	59,289		246,343

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$91,741		$315,937
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(9,939)		(54,554)

Total derivative assets and liabilities subject to an MNA	$81,802		$261,383

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$7,755	$(7,755)	—	—	—
Barclays Bank PLC	1,330	(1,330)	—	—	—
Citibank N.A.	31,083	(31,083)	—	—	—
Credit Suisse International	12,483	(12,483)	—	—	—
Deutsche Bank AG	10,015	(9,989)	—	—	$26
JPMorgan Chase Bank N.A.	11,515	(11,515)	—	—	—
Morgan Stanley Capital Services LLC	7,621	(7,621)	—	—	—

Total	$81,802	$(81,776)	—	—	$26

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$15,040	$(7,755)	—	—	$7,285
Barclays Bank PLC	43,779	(1,330)	—	—	42,449
Citibank N.A.	69,770	(31,083)	—	—	38,687
Credit Suisse International	84,876	(12,483)	—	—	72,393
Deutsche Bank AG	9,989	(9,989)	—	—	—
JPMorgan Chase Bank N.A.	17,609	(11,515)	—	—	6,094
Morgan Stanley Capital Services LLC	20,320	(7,621)	—	—	12,699

Total	$261,383	$(81,776)	—	—	$179,607

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (concluded)	BlackRock Investment Grade Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy.

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$263,635	—	$263,635
Corporate Bonds	—	70,012,530	—	70,012,530
Foreign Agency Obligations	—	1,493,697	—	1,493,697
Foreign Government Obligations	—	1,781,700	—	1,781,700
Non-Agency Mortgage-Backed Securities	—	81,346	—	81,346
Preferred Securities	$1,143,092	3,512,633	—	4,655,725
Taxable Municipal Bonds	—	993,021	—	993,021
U.S. Government Sponsored Agency Securities	—	877,432	—	877,432
Short-Term Securities	7,580,531	—	—	7,580,531
Options Purchased:
Interest rate contracts	—	22,513	—	22,513

Total	$8,723,623	$79,038,507	—	$87,762,130

Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$40,391	—	$40,391
Interest rate contracts	$20,284	344	—	20,628
Liabilities:
Credit contracts	—	(119,672)	—	(119,672)
Interest rate contracts	(28,842)	(46,989)	—	(75,831)

Total	$(8,558)	$(125,926)	—	$(134,484)

[1]    Derivative financial instruments are swaps, futures contracts and options written. Swaps and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged:
Futures contracts	$127,390	—	—	$127,390
Centrally cleared swaps	188,190	—	—	188,190

Total	$315,580	—	—	$315,580

During the year ended September 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	63

Schedule of Investments September 30, 2016	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, 2.20%, 9/15/26 (a)(b)	USD	1,840	$1,840,000
Cedar Funding III CLO Ltd., Series 2014-3A, Class A1, 2.34%, 5/20/26 (a)(b)		4,500	4,505,400
CIFC Funding Ltd.:
Series 2014-5A, Class A1, 2.26%, 1/17/27 (a)(b)		3,300	3,301,963
Series 2015-3A, Class A, 2.11%, 10/19/27 (a)(b)		1,650	1,646,387
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 1.92%, 8/15/25 (a)(b)		5,800	5,746,577
Fannie Mae REMIC Trust, Series 1996-W1, Class AL, 7.25%, 3/25/26 (b)		9	10,156
Invitation Homes Trust:
Series 2014-SFR1, Class A, 1.51%, 6/17/31 (a)(b)		976	973,686
Series 2014-SFR3, Class A, 1.71%, 12/17/31 (a)(b)		908	908,316
OCP CLO Ltd., Series 2012-2A, Class A2, 2.29%, 11/22/23 (a)(b)		5,080	5,079,717
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A, 1.82%, 4/20/25 (a)(b)		4,500	4,482,182
Progress Residential Trust:
Series 2015-SFR1, Class A, 1.93%, 2/17/32 (a)(b)		4,193	4,209,721
Series 2015-SFR2, Class A, 2.74%, 6/12/32 (a)		2,187	2,215,754
Series 2016-SFR1, Class A, 1.98%, 9/17/33 (a)(b)		4,410	4,457,925
SMB Private Education Loan Trust, Series 2015-C, Class A3, 2.46%, 8/16/32 (a)(b)		1,400	1,452,298
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.78%, 5/17/32 (a)(b)		1,792	1,788,451
Venture XVIII CLO Ltd., Series 2014-18A, Class A, 2.13%, 10/15/26 (a)(b)		3,300	3,296,979
Washington Mill CLO Ltd., Series 2014-1A, Class A1, 2.20%, 4/20/26 (a)(b)		4,100	4,101,230
Total Asset-Backed Securities — 6.6%			50,016,742

Corporate Bonds
Banks — 3.3%
Bank of Nova Scotia, 1.75%, 3/22/17 (a)		5,601	5,618,923
Toronto-Dominion Bank, 1.50%, 3/13/17 (a)		19,399	19,438,710
Total Corporate Bonds — 3.3%			25,057,633

Foreign Agency Obligations — 0.0%
Mexico — 0.0%
Petroleos Mexicanos, 4.63%, 9/21/23 (a)		85	85,119

Foreign Government Obligations — 0.5%
Germany — 0.5%
Deutsche Bundesrepublik Inflation Linked Bonds, 0.10%, 4/15/26	EUR	3,075	3,891,467

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities — 2.4%
Banc of America Commercial Mortgage Trust, Series 2007-1, Class A4, 5.45%, 1/15/49	USD	2,841	$2,852,382
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 2.02%, 7/05/33 (a)(b)		6,500	6,480,696
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 1.81%, 12/15/34 (a)(b)		9,116	9,138,353

			18,471,431
Interest Only Commercial Mortgage-Backed Securities — 2.1%
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.94%, 5/10/58 (b)		7,678	943,762
Commercial Mortgage Pass-Through Certificates:
Series 2014-CR14, Class XA, 0.99%, 2/10/47 (b)		12,197	435,054
Series 2015-CR22, Class XA, 1.16%, 3/10/48 (b)		21,175	1,217,981
Series 2015-CR24, Class XA, 1.03%, 8/10/48 (b)		11,269	655,447
Series 2015-CR25, Class XA, 1.12%, 8/10/48 (b)		21,235	1,353,311
Series 2015-LC21, Class XA, 1.02%, 7/10/48 (b)		69,262	3,298,914
Commercial Mortgage Trust, Series 2015-DC1, Class XA, 1.32%, 2/10/48 (b)		31,908	2,097,333
Core Industrial Trust:
Series 2015-CALW, Class XA, 0.94%, 2/10/34 (a)(b)		34,974	1,369,473
Series 2015-TEXW, Class XA, 0.90%, 2/10/34 (a)(b)		29,200	1,092,229
Series 2015-WEST, Class XA, 1.08%, 2/10/37 (a)(b)		14,700	982,513
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 2/25/22 (a)(b)		209,146	918,821
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C29, Class XA, 1.82%, 5/15/49 (b)		4,788	536,590
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 1.44%, 5/25/36 (a)(b)		263	2,163
Wells Fargo Commercial Mortgage Trust, Series 2015-C30, Class XA, 1.17%, 9/15/58 (b)		9,405	623,499

			15,527,090
Total Non-Agency Mortgage-Backed Securities — 4.5%			33,998,521

Project Loans — 0.0%
Federal Housing Authority, USGI Project, Series 56, 7.46%, 1/01/23		22	21,035

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.7%
Federal Home Loan Bank, 4.00%, 4/10/28		4,100	4,825,790
Small Business Administration Participation Certificates:
Series 1996-20J, 7.20%, 10/01/16		12	12,156
Series 1998-20J, Class 1, 5.50%, 10/01/18		89	91,939

			4,929,885

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

U.S. Government Sponsored Agency Securities		Par (000)	Value
Collateralized Mortgage Obligations — 4.0%
Fannie Mae:
Series 2002-T6, Class A1, 3.31%, 2/25/32	USD	27	$27,279
Series 2014-27, Class VC, 4.00%, 5/25/31		3,236	3,564,848
Series 2016-40, Class MF, 1.03%, 7/25/46 (b)		7,769	7,762,472
Series 2016-49, Class EF, 0.93%, 8/25/46 (b)		6,537	6,530,004
Series 2016-49, Class MF, 1.08%, 8/25/46 (b)		9,154	9,139,289
Ginnie Mae, Series 2014-107, Class WX, 6.81%, 7/20/39 (b)		2,461	2,917,633

			29,941,525
Interest Only Collateralized Mortgage Obligations — 0.0%
Ginnie Mae:
Series 2015-103, Class CI, 4.00%, 7/20/45		1,177	92,081
Series 2015-152, Class PI, 4.00%, 10/20/45		445	36,503
Series 2015-176, Class IO, 4.00%, 11/20/45		106	8,273
Series 2016-58, Class PI, 4.00%, 10/20/45		691	52,611
Series 2016-82, Class IM, 4.00%, 2/01/46		197	15,076
Series 2016-82, Class WI, 4.00%, 5/20/46		294	24,887

			229,431
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Freddie Mac:
Series K043, Class X1, 0.68%, 12/25/24 (b)		28,183	1,094,771
Series K718, Class X1, 0.77%, 1/25/22 (b)		3,758	108,129
Ginnie Mae:
Series 2005-9, Class IO, 0.55%, 1/16/45 (b)		8,944	176,530
Series 2005-50, Class IO, 0.45%, 6/16/45 (b)		2,822	17,626
Series 2006-30, Class IO, 2.16%, 5/16/46 (b)		2,261	156,438

			1,553,494
Mortgage-Backed Securities — 79.5%
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/30-10/01/31 (c)		5,894	6,112,941
3.00%, 5/01/29-10/01/46 (c)		70,636	73,819,648
3.16%, 12/01/40 (b)		709	744,663
3.50%, 11/01/28-10/01/46 (c)		78,423	83,241,303
3.54%, 9/01/41 (b)		752	793,893
4.00%, 1/01/25-10/01/46 (c)		110,733	119,409,848
4.50%, 2/01/25-10/01/46 (c)		31,386	34,468,308
5.00%, 11/01/32-10/01/46 (c)		10,207	11,429,071
5.50%, 2/01/35-4/01/41		6,344	7,208,950
6.00%, 5/01/33-10/01/46 (c)		8,505	9,801,238
6.50%, 5/01/40		1,448	1,669,842
Freddie Mac Mortgage-Backed Securities:
2.50%, 3/01/30-10/01/31 (c)		6,235	6,466,659
2.77%, 10/01/45 (b)		1,969	2,034,875
2.91%, 6/01/42 (b)		631	653,488
3.00%, 1/01/30-10/01/46 (c)		17,292	18,066,374
3.50%, 10/01/31-10/01/46 (c)		92,422	97,657,419

U.S. Government Sponsored Agency Securities		Par (000)		Value
Mortgage-Backed Securities (continued)
4.00%, 8/01/40-10/01/46 (c)	USD	19,513		$21,008,805
4.50%, 2/01/39-10/01/46 (c)		7,254		7,953,713
5.00%, 7/01/35-10/01/46 (c)		8,322		9,262,028
5.50%, 6/01/41		2,288		2,587,133
Ginnie Mae Mortgage-Backed Securities:
3.00%, 10/15/46 (c)		11,034		11,558,083
3.50%, 12/20/41-10/15/46 (c)		35,675		37,988,196
4.00%, 9/20/40-10/15/46 (c)		15,614		16,756,356
4.50%, 12/20/39-10/15/46 (c)		13,988		15,383,422
5.00%, 12/15/38-7/20/41		5,278		5,877,118
7.00%, 6/15/23-3/15/24		— (d	)	145

				601,953,519
Total U.S. Government Sponsored Agency Securities — 84.4%				638,607,854

U.S. Treasury Obligations
U.S. Treasury Bonds:
3.00%, 11/15/45 (e)		16,547		18,880,392
2.50%, 2/15/46-5/15/46 (e)		23,431		24,234,030
U.S. Treasury Inflation Indexed Notes:
0.13%, 4/15/21-7/15/26		20,352		20,736,226
0.63%, 1/15/26		8,232		8,657,717
U.S. Treasury Notes:
0.75%, 2/28/18-7/15/19 (e)		145,562		145,340,691
0.88%, 3/31/18 (e)		30,583		30,645,114
1.00%, 3/15/19 (e)		37,393		37,536,140
1.38%, 5/31/21-6/30/23 (e)		24,725		24,749,770
1.13%, 6/30/21-8/31/21 (e)		100,094		99,977,351
1.63%, 4/30/23-2/15/26 (e)		22,607		22,899,505
1.25%, 7/31/23		19,000		18,801,089
2.00%, 8/15/25		11,721		12,129,407
2.25%, 11/15/25		8,803		9,292,667
1.50%, 8/15/26		1,080		1,069,495
Total U.S. Treasury Obligations — 62.8%				474,949,594
Total Long-Term Investments (Cost — $1,218,225,131) — 162.1%				$1,226,627,965

Short-Term Securities
Certificates of Deposit
Domestic — 0.3%
Wells Fargo Bank N.A., 1.34%, 9/22/17 (b)		1,930		1,929,826
Yankee — 1.5%(f)
Bank of Tokyo-Mitsubishi UFJ Ltd., New York, 1.43%, 8/17/17 (b)		1,930		1,933,260
Cooperatieve Rabobank UA, New York, 1.31%, 8/16/17 (b)		1,930		1,931,079
Credit Industriel et Commercial, New York, 1.41%, 8/16/17 (b)		1,930		1,932,783
Credit Suisse AG, New York, 1.58%, 8/16/17 (b)		950		951,381
Credit Suisse AG, New York, 1.61%, 8/24/17 (b)		960		961,275
Skandinaviska Enskilda Banken AB, New York, 1.29%, 8/17/17 (b)		1,930		1,930,722

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	65

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Certificates of Deposit		Par (000)	Value
Yankee (continued)
Sumitomo Mitsui Banking Corp., New York, 1.43%, 8/18/17 (b)	USD	1,005	$1,005,276
UBS AG, Stamford, 1.53%, 9/01/17		1,010	1,010,132

			11,655,908
Total Certificates of Deposit — 1.8%			13,585,734

Commercial Paper (g)
BNP Paribas SA, (New York Branch), 1.53%, 8/17/17 (b)		990	990,971
BPCE SA, 1.49%, 8/14/17		1,940	1,915,323
Mizuho Corporate Bank, (New York Branch), 1.37%, 8/16/17		1,910	1,886,079
Nordea Bank AB, 1.21%, 3/09/17		970	965,659
Norinchukin Bank, (New York Branch), 1.20%, 2/22/17 (b)		990	990,482
Sumitomo Mitsui Trust Bank Ltd., (New York Branch), 1.53%, 8/16/17 (b)		1,930	1,931,158
Svenska Handelsbanken AB, (New York Branch), 1.20%, 2/27/17 (b)		1,000	1,000,472
Swedbank AB, (New York Branch), 1.38%, 8/18/17 (b)		990	991,245
Total Commercial Paper — 1.4%			10,671,389

		Shares
Money Market Funds — 2.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.20% (h)(i)		16,296,656	16,296,656
Total Short-Term Securities (Cost — $40,538,900) — 5.3%			40,553,779

Options Purchased
(Cost — $827,814) — 0.1%			569,088
Total Investments Before TBA Sale Commitments and Options Written (Cost — $1,259,591,845) — 167.5%			1,267,750,832

TBA Sale Commitments (c)		Par (000)	Value
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/31	USD	5,834	$(6,042,592)
3.00%, 10/01/31-10/01/46		40,350	(41,976,135)
3.50%, 10/01/31-10/01/46		32,755	(34,548,851)
4.00%, 10/01/31-10/01/46		60,644	(65,000,165)
4.50%, 10/01/31-10/01/46		29,855	(32,658,061)
5.00%, 10/01/46		2,072	(2,300,994)
5.50%, 10/01/46		2,144	(2,416,020)
6.00%, 10/01/46		5,020	(5,752,501)
Freddie Mac Mortgage-Backed Securities:
2.50%, 10/01/31		428	(443,381)
3.00%, 10/01/46		10,300	(10,703,148)
3.50%, 10/01/46		89,900	(94,796,441)
4.00%, 10/01/46		6,540	(7,015,044)
4.50%, 10/01/46		1,733	(1,897,466)
5.00%, 10/01/46		5,250	(5,815,334)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 10/15/46		8,000	(8,380,625)
3.50%, 10/15/46		4,261	(4,529,163)
4.00%, 10/15/46		453	(485,400)
4.50%, 10/15/46		6,500	(7,176,252)
Total TBA Sale Commitments (Proceeds — $331,470,130) — (43.8)%			(331,937,573)

Options Written
(Premiums Received — $845,872) — (0.1)%			(466,982)
Total Investments Net of TBA Sale Commitments and Options Written — 123.6%			935,346,277
Liabilities in Excess of Other Assets — (23.6)%			(178,535,877)

Net Assets — 100.0%			$756,810,400

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

(c)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(33,371,223)	$(106,992)
BNP Paribas Securities Corp.	$2,320,202	$ 1,583
Citigroup Global Markets, Inc.	$(8,702,193)	$ 4,704
Credit Suisse Securities (USA) LLC	$(5,418,104)	$ 36,579
Goldman Sachs & Co.	$21,431,090	$ 69,087
J.P. Morgan Securities LLC	$(40,948,213)	$ (80,122)
Jefferies LLC	$6,794,990	$ 6,592
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(4,139,233)	$ 9,431
Morgan Stanley & Co. LLC	$2,399,905	$ (2,957)
Nomura Securities International, Inc.	$6,667,919	$ 5,705
RBC Capital Markets, LLC	$(15,508,144)	$ (47,545)
Wells Fargo Securities, LLC	$(1,385,374)	$ (18,776)

(d)	Amount is less than $500.

(e)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(f)	Issuer is a U.S. branch of a foreign domiciled bank.

(g)	Rates are discount rates or a range of discount rates at the time of purchase.

(h)	During the year ended September 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2015	Net Activity	Shares Held at September 30, 2016	Value at September 30, 2016	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	6,093,315	(6,093,315)	—	—	$19,673	$269
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	16,296,656	16,296,656	$16,296,656	1,330	—
				$16,296,656	$21,003	$269

(i)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Nomura Securities International, Inc.	0.35%	5/26/16	Open	$ 19,900,000	$19,925,151	U.S. Treasury Obligations	Open/Demand[1]
Credit Agricole Corporate and Investment Bank S.A.	0.53%	8/08/16	Open	19,153,153	19,168,943	U.S. Treasury Obligations	Open/Demand[1]
Credit Agricole Corporate and Investment Bank S.A.	0.53%	8/08/16	Open	20,139,900	20,156,504	U.S. Treasury Obligations	Open/Demand[1]
Credit Agricole Corporate and Investment Bank S.A.	0.44%	9/19/16	Open	30,961,250	30,966,548	U.S. Treasury Obligations	Open/Demand[1]
Credit Agricole Corporate and Investment Bank S.A.	0.44%	9/19/16	Open	18,928,750	18,931,989	U.S. Treasury Obligations	Open/Demand[1]
Amherst Pierpont Securities LLC	1.05%	9/30/16	10/03/16	11,731,268	11,732,294	U.S. Treasury Obligations	Overnight
Barclays Capital, Inc.	1.15%	9/30/16	10/03/16	44,406,839	44,411,095	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	0.30%	9/30/16	10/03/16	26,867,000	26,867,672	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	1.40%	9/30/16	10/03/16	37,626,706	37,631,096	U.S. Treasury Obligations	Overnight
J.P. Morgan Securities LLC	0.15%	9/30/16	10/03/16	4,010,006	4,010,056	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.89%	9/30/16	10/03/16	24,444,960	24,446,773	U.S. Treasury Obligations	Overnight
Total				$258,169,832	$258,248,121

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	67

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(23)	Euro-Bund	December 2016	USD	4,281,221	$(29,219)
(27)	Long Gilt British	December 2016	USD	4,558,211	4,603
104	U.S. Treasury Bonds (30 Year)	December 2016	USD	17,488,250	(109,343)
(500)	U.S. Treasury Notes (2 Year)	December 2016	USD	109,234,375	(7,957)
(18)	U.S. Treasury Notes (5 Year)	December 2016	USD	2,187,281	(5,895)
182	U.S. Treasury Notes (10 Year)	December 2016	USD	23,864,750	(26,746)
32	U.S. Ultra Treasury Bonds	December 2016	USD	5,884,000	(97,797)
(11)	Euro Dollar	December 2017	USD	2,720,713	(152)
Total					$(272,506)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
COP	162,085,000	USD	55,000	Credit Suisse International	10/03/16	$1,180
COP	162,141,650	USD	55,000	Credit Suisse International	10/03/16	1,200
USD	110,000	COP	327,229,100	Credit Suisse International	10/03/16	(3,420)
BRL	353,210	USD	110,000	Bank of America N.A.	10/04/16	(1,520)
BRL	324,750	USD	100,000	Goldman Sachs International	10/04/16	(261)
BRL	362,687	USD	111,850	Goldman Sachs International	10/04/16	(460)
BRL	582,066	USD	180,000	Goldman Sachs International	10/04/16	(1,232)
BRL	2,139,873	USD	659,923	Goldman Sachs International	10/04/16	(2,712)
BRL	367,455	USD	110,000	Royal Bank of Scotland PLC	10/04/16	2,855
CAD	491,141	USD	380,000	Barclays Bank PLC	10/04/16	(5,629)
CAD	491,240	USD	380,000	Barclays Bank PLC	10/04/16	(5,553)
EUR	238,721	USD	270,000	Citibank N.A.	10/04/16	(1,780)
EUR	433,135	USD	490,000	Citibank N.A.	10/04/16	(3,342)
GBP	286,944	USD	380,000	Barclays Bank PLC	10/04/16	(8,048)
GBP	286,954	USD	380,000	JPMorgan Chase Bank N.A.	10/04/16	(8,035)
HUF	210,789,268	USD	760,000	Citibank N.A.	10/04/16	8,785
JPY	38,113,198	USD	380,000	Barclays Bank PLC	10/04/16	(4,085)
JPY	38,116,610	USD	380,000	Barclays Bank PLC	10/04/16	(4,051)
MXN	359,480	USD	18,333	Bank of America N.A.	10/04/16	197
MXN	2,166,340	USD	110,000	Bank of America N.A.	10/04/16	1,672
MXN	357,728	USD	18,333	Citibank N.A.	10/04/16	107
MXN	357,766	USD	18,333	Citibank N.A.	10/04/16	109
MXN	359,808	USD	18,333	Citibank N.A.	10/04/16	214
MXN	2,123,323	USD	110,000	JPMorgan Chase Bank N.A.	10/04/16	(545)
MXN	357,992	USD	18,333	UBS AG	10/04/16	121
MXN	359,850	USD	18,333	UBS AG	10/04/16	217
RUB	48,526,000	USD	760,000	JPMorgan Chase Bank N.A.	10/04/16	12,006
SEK	3,184,244	USD	380,000	Goldman Sachs International	10/04/16	(8,748)
SEK	3,185,226	USD	380,000	Morgan Stanley & Co. International PLC	10/04/16	(8,633)
TRY	2,246,712	USD	760,000	Goldman Sachs International	10/04/16	(11,970)
USD	110,000	BRL	357,665	Goldman Sachs International	10/04/16	152
USD	110,000	BRL	365,255	Goldman Sachs International	10/04/16	(2,179)

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	140,000	BRL	458,150	Goldman Sachs International	10/04/16	$(710)
USD	151,850	BRL	504,447	Goldman Sachs International	10/04/16	(3,079)
USD	183,000	BRL	594,201	Goldman Sachs International	10/04/16	505
USD	426,923	BRL	1,382,377	Royal Bank of Scotland PLC	10/04/16	2,359
USD	150,000	BRL	506,250	UBS AG	10/04/16	(5,483)
USD	760,000	CAD	981,768	Goldman Sachs International	10/04/16	11,650
USD	760,000	EUR	677,936	Credit Suisse International	10/04/16	(1,709)
USD	760,000	GBP	587,329	Deutsche Bank AG	10/04/16	(1,327)
USD	760,000	HUF	207,187,400	Goldman Sachs International	10/04/16	4,352
USD	760,000	JPY	76,717,060	Goldman Sachs International	10/04/16	3,330
USD	5,000	MXN	97,372	Citibank N.A.	10/04/16	(19)
USD	110,000	MXN	2,165,715	Citibank N.A.	10/04/16	(1,640)
USD	380,000	RUB	25,034,400	BNP Paribas S.A.	10/04/16	(18,275)
USD	380,000	RUB	25,059,100	Morgan Stanley & Co. International PLC	10/04/16	(18,668)
USD	760,000	SEK	6,504,426	Barclays Bank PLC	10/04/16	1,646
USD	380,000	TRY	1,131,732	BNP Paribas S.A.	10/04/16	3,196
USD	380,000	TRY	1,131,550	Deutsche Bank AG	10/04/16	3,257
USD	380,000	ZAR	5,423,341	Bank of America N.A.	10/04/16	(14,904)
USD	380,000	ZAR	5,420,614	Credit Suisse International	10/04/16	(14,705)
ZAR	10,399,129	USD	760,000	Barclays Bank PLC	10/04/16	(2,781)
BRL	2,452,140	USD	760,000	Royal Bank of Scotland PLC	10/05/16	(7,105)
COP	786,645,000	USD	270,000	BNP Paribas S.A.	10/05/16	2,548
COP	639,100,000	USD	220,000	Royal Bank of Scotland PLC	10/05/16	1,428
COP	784,350,000	USD	270,000	Royal Bank of Scotland PLC	10/05/16	1,752
USD	380,000	BRL	1,239,940	Credit Suisse International	10/05/16	(706)
USD	380,000	BRL	1,240,320	Deutsche Bank AG	10/05/16	(823)
USD	490,000	COP	1,449,910,000	Royal Bank of Scotland PLC	10/05/16	(12,348)
USD	270,000	COP	799,335,000	Standard Chartered Bank	10/05/16	(6,944)
USD	3,560,791	EUR	3,192,000	Royal Bank of Scotland PLC	10/05/16	(25,816)
USD	102,900	JPY	10,612,000	Barclays Bank PLC	10/05/16	(1,772)
USD	103,510	JPY	10,612,000	UBS AG	10/05/16	(1,162)
RUB	7,246,800	USD	110,000	Deutsche Bank AG	10/06/16	5,233
USD	110,000	RUB	7,189,600	BNP Paribas S.A.	10/06/16	(4,324)
RUB	34,048,880	USD	520,446	BNP Paribas S.A.	10/11/16	20,309
RUB	20,540,320	USD	320,000	JPMorgan Chase Bank N.A.	10/11/16	6,215
USD	176,446	RUB	11,578,388	Deutsche Bank AG	10/11/16	(7,439)
TWD	3,449,600	USD	110,000	Bank of America N.A.	10/12/16	87
TWD	6,850,800	USD	220,000	BNP Paribas S.A.	10/12/16	(1,370)
USD	110,000	TWD	3,447,400	Morgan Stanley & Co. International PLC	10/12/16	(17)
INR	22,004,400	USD	330,000	Royal Bank of Scotland PLC	10/13/16	(282)
TWD	3,485,900	USD	110,000	HSBC Bank USA N.A.	10/13/16	1,249
USD	110,000	TWD	3,482,600	HSBC Bank USA N.A.	10/13/16	(1,144)
USD	2,000	CLP	1,322,000	Royal Bank of Scotland PLC	10/17/16	(7)
USD	161,000	CLP	108,916,500	State Street Bank and Trust Co.	10/17/16	(4,376)
USD	124,000	COP	368,900,000	Royal Bank of Scotland PLC	10/18/16	(3,477)
USD	158,629	GBP	120,000	Morgan Stanley & Co. International PLC	10/19/16	3,028
KRW	140,058,000	USD	124,000	Morgan Stanley & Co. International PLC	10/20/16	3,150
RUB	6,714,192	USD	103,200	Deutsche Bank AG	10/20/16	3,197
USD	124,000	KRW	139,190,000	JPMorgan Chase Bank N.A.	10/20/16	(2,362)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	69

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
TWD	64,196	USD	2,051	Royal Bank of Scotland PLC	10/21/16	$(2)
USD	171,051	TWD	5,417,767	Morgan Stanley & Co. International PLC	10/21/16	(1,890)
MYR	737,100	USD	180,000	JPMorgan Chase Bank N.A.	10/24/16	(2,012)
MYR	4,137	USD	1,000	Royal Bank of Scotland PLC	10/24/16	(1)
JPY	17,963,938	USD	178,000	Royal Bank of Scotland PLC	10/26/16	(653)
USD	55,000	ZAR	752,736	Goldman Sachs International	10/26/16	426
USD	55,000	ZAR	752,251	Morgan Stanley & Co. International PLC	10/26/16	461
RUB	7,062,000	USD	110,000	BNP Paribas S.A.	10/27/16	1,717
KRW	15,393,761	USD	13,918	UBS AG	10/28/16	56
KRW	35,934,383	USD	32,482	UBS AG	10/28/16	139
USD	46,400	KRW	51,156,000	Standard Chartered Bank	10/28/16	(39)
BRL	16,566	USD	5,077	Royal Bank of Scotland PLC	11/03/16	(34)
BRL	1,393,733	USD	426,923	Royal Bank of Scotland PLC	11/03/16	(2,628)
USD	3,589,755	EUR	3,198,000	Royal Bank of Scotland PLC	11/03/16	(8,517)
MXN	4,192,930	USD	215,000	Royal Bank of Scotland PLC	11/04/16	345
CNH	501,605	USD	75,000	BNP Paribas S.A.	11/07/16	(37)
CNH	501,547	USD	75,000	Goldman Sachs International	11/07/16	(46)
CNH	501,573	USD	75,000	Goldman Sachs International	11/07/16	(42)
CNH	580,388	USD	86,800	Goldman Sachs International	11/07/16	(63)
CNH	1,541,276	USD	232,000	Goldman Sachs International	11/07/16	(1,662)
CNH	501,695	USD	75,000	Royal Bank of Canada	11/07/16	(24)
USD	967,000	CNH	6,383,747	Deutsche Bank AG	11/07/16	12,973
USD	3,800	CNH	25,404	Morgan Stanley & Co. International PLC	11/07/16	3
USD	2,522,000	SAR	9,618,908	BNP Paribas S.A.	11/23/16	(38,331)
USD	1,887,000	SAR	7,171,544	Citibank N.A.	11/23/16	(21,899)
USD	2,560,000	SAR	9,758,720	Citibank N.A.	11/23/16	(37,546)
USD	23,233,695	JPY	2,350,000,000	HSBC Bank PLC	12/12/16	(16,719)
BRL	308,880	USD	90,000	BNP Paribas S.A.	12/21/16	2,671
BRL	178,060	USD	54,000	Goldman Sachs International	12/21/16	(578)
BRL	116,644	USD	34,000	JPMorgan Chase Bank N.A.	12/21/16	996
BRL	60,507	USD	18,000	Nomura International PLC	12/21/16	153
BRL	238,572	USD	72,000	Royal Bank of Scotland PLC	12/21/16	(423)
CAD	118,998	USD	90,000	BNP Paribas S.A.	12/21/16	758
CAD	46,960	USD	36,000	Royal Bank of Scotland PLC	12/21/16	(184)
EUR	57,000	RUB	4,252,200	BNP Paribas S.A.	12/21/16	(2,036)
EUR	95,760	RUB	7,202,732	Deutsche Bank AG	12/21/16	(4,342)
EUR	39,600	SEK	377,182	Citibank N.A.	12/21/16	502
EUR	900	SEK	8,594	Standard Chartered Bank	12/21/16	9
EUR	81,000	USD	90,987	BNP Paribas S.A.	12/21/16	362
EUR	14,400	USD	16,254	Royal Bank of Scotland PLC	12/21/16	(14)
EUR	165,600	USD	186,954	Royal Bank of Scotland PLC	12/21/16	(197)
EUR	18,000	USD	20,149	Standard Chartered Bank	12/21/16	151
GBP	126,000	USD	163,107	HSBC Bank PLC	12/21/16	502
GBP	46,800	USD	61,881	JPMorgan Chase Bank N.A.	12/21/16	(1,112)
GBP	130,000	USD	169,450	Royal Bank of Scotland PLC	12/21/16	(647)
JPY	7,285,536	USD	72,000	BNP Paribas S.A.	12/21/16	121
JPY	4,496,713	USD	44,100	HSBC Bank PLC	12/21/16	414
JPY	379,744,735	USD	3,790,000	Nomura International PLC	12/21/16	(30,818)
JPY	2,754,429	USD	27,000	Northern Trust Corp.	12/21/16	267

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
KRW	79,596,000	USD	72,000	BNP Paribas S.A.	12/21/16	$239
KRW	79,603,200	USD	72,000	Citibank N.A.	12/21/16	246
KRW	40,667,810	USD	37,000	HSBC Bank PLC	12/21/16	(91)
KRW	79,606,800	USD	72,000	HSBC Bank PLC	12/21/16	249
KRW	80,481,600	USD	72,000	HSBC Bank PLC	12/21/16	1,043
KRW	204,692,256	USD	181,800	JPMorgan Chase Bank N.A.	12/21/16	3,974
MXN	1,102,942	USD	57,600	UBS AG	12/21/16	(1,241)
NOK	449,231	USD	54,000	BNP Paribas S.A.	12/21/16	2,205
NOK	1,091,960	USD	133,200	BNP Paribas S.A.	12/21/16	3,419
NOK	385,570	USD	46,800	Morgan Stanley & Co. International PLC	12/21/16	1,440
NOK	298,746	USD	36,000	Royal Bank of Scotland PLC	12/21/16	1,377
NZD	63,900	USD	46,391	Royal Bank of Scotland PLC	12/21/16	(11)
NZD	180,000	USD	130,245	Westpac Banking Corp.	12/21/16	401
RUB	853,414	EUR	11,400	JPMorgan Chase Bank N.A.	12/21/16	453
SEK	34,196	EUR	3,600	Goldman Sachs International	12/21/16	(57)
USD	27,115	AUD	36,000	Goldman Sachs International	12/21/16	(385)
USD	42,955	AUD	57,600	Goldman Sachs International	12/21/16	(1,045)
USD	137,588	AUD	180,000	Goldman Sachs International	12/21/16	85
USD	55,217	AUD	72,000	Royal Bank of Scotland PLC	12/21/16	216
USD	90,000	BRL	294,957	BNP Paribas S.A.	12/21/16	1,506
USD	90,000	BRL	296,163	Royal Bank of Scotland PLC	12/21/16	1,145
USD	43,200	CAD	56,923	Goldman Sachs International	12/21/16	(214)
USD	108,000	CAD	142,489	Royal Bank of Scotland PLC	12/21/16	(675)
USD	40,651	EUR	36,000	BNP Paribas S.A.	12/21/16	51
USD	50,776	EUR	45,000	BNP Paribas S.A.	12/21/16	26
USD	80,795	EUR	72,000	Royal Bank of Scotland PLC	12/21/16	(404)
USD	138,227	EUR	122,400	UBS AG	12/21/16	188
USD	172,028	GBP	130,000	Bank of America N.A.	12/21/16	3,225
USD	183,733	GBP	138,600	Bank of America N.A.	12/21/16	3,763
USD	47,140	GBP	36,000	Citibank N.A.	12/21/16	395
USD	46,961	GBP	36,000	HSBC Bank PLC	12/21/16	215
USD	140,627	GBP	108,000	HSBC Bank PLC	12/21/16	391
USD	70,668	GBP	54,000	JPMorgan Chase Bank N.A.	12/21/16	549
USD	3,600	JPY	364,419	Barclays Bank PLC	12/21/16	(7)
USD	46,800	KRW	51,049,440	BNP Paribas S.A.	12/21/16	469
USD	46,400	KRW	52,346,160	Deutsche Bank AG	12/21/16	(1,108)
USD	126,000	KRW	138,360,600	HSBC Bank PLC	12/21/16	427
USD	93,600	KRW	102,068,928	Standard Chartered Bank	12/21/16	965
USD	36,000	MXN	711,432	Citibank N.A.	12/21/16	(353)
USD	48,600	MXN	942,131	JPMorgan Chase Bank N.A.	12/21/16	458
USD	61,200	MXN	1,132,353	Royal Bank of Scotland PLC	12/21/16	3,338
USD	144,000	NOK	1,168,718	Citibank N.A.	12/21/16	(2,222)
USD	180,000	NOK	1,460,543	Citibank N.A.	12/21/16	(2,733)
USD	2,676	NZD	3,600	Credit Suisse International	12/21/16	63
USD	105,318	NZD	144,000	Westpac Banking Corp.	12/21/16	801
USD	72,000	ZAR	1,025,982	BNP Paribas S.A.	12/21/16	(1,556)
USD	90,000	ZAR	1,301,265	BNP Paribas S.A.	12/21/16	(3,292)
USD	72,000	ZAR	1,002,401	Goldman Sachs International	12/21/16	135
USD	42,300	ZAR	616,071	JPMorgan Chase Bank N.A.	12/21/16	(1,868)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	71

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
ZAR	1,016,064	USD	72,000	BNP Paribas S.A.	12/21/16	$845
ZAR	1,331,460	USD	90,000	HSBC Bank PLC	12/21/16	5,457
ZAR	638,054	USD	43,200	UBS AG	12/21/16	2,544
INR	12,895,300	USD	190,000	UBS AG	12/23/16	921
Total						$(263,179)

Exchange-Traded Options Purchased

Description	Put/ Call	Expiration Date		Strike Price		Contracts	Value
U.S. Treasury Notes (10 Year) Future	Put	10/21/16	USD		131.00	257	$116,453
Euro Dollar Futures	Put	12/16/16	USD		98.50	1,132	205,175
Total							$321,628

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Goldman Sachs International	10/07/16	TWD	31.00	USD	220	$2,616
USD Currency	Call	Goldman Sachs International	10/27/16	MXN	19.15	USD	320	7,682
USD Currency	Call	Goldman Sachs International	11/14/16	MXN	19.00	USD	230	8,537
USD Currency	Call	BNP Paribas S.A.	11/23/16	TWD	32.00	USD	220	886
USD Currency	Call	Deutsche Bank AG	11/23/16	MXN	19.90	USD	210	4,425
		Morgan Stanley & Co.
USD Currency	Put	International PLC	10/18/16	MXN	19.30	USD	210	2,948
		Morgan Stanley & Co.
USD Currency	Put	International PLC	11/10/16	INR	67.80	USD	350	5,820
		Morgan Stanley & Co.
USD Currency	Put	International PLC	11/23/16	BRL	3.30	USD	180	5,039
USD Currency	Put	Deutsche Bank AG	12/01/16	INR	67.50	USD	210	2,723
Total								$40,676

Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Euro Dollar Futures	Put	12/16/16	USD	98.00	1,132	$(21,225)

OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
30-Year Interest Rate Swap	Bank of America N.A.	Put	2.05%	Pay	3-month LIBOR	11/18/16	USD	11,256	$55,902
5-Year Interest Rate Swap	Citibank N.A.	Put	1.35%	Pay	3-month LIBOR	1/09/17	USD	16,000	62,603
10-Year Interest Rate Swap	Citibank N.A.	Put	1.70%	Pay	3-month LIBOR	2/03/17	USD	10,200	85,998
Total									$204,503

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

OTC Interest Rate Swaptions Written

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Deutsche Bank AG	Call	1.50%	Pay	3-month LIBOR	2/09/18	USD	2,100	$(59,741)
2-Year Interest Rate Swap	Deutsche Bank AG	Call	0.90%	Pay	3-month LIBOR	4/05/18	USD	21,000	(76,246)
2-Year Interest Rate Swap	Deutsche Bank AG	Call	0.80%	Pay	3-month LIBOR	4/12/18	USD	49,220	(147,907)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.50%	Receive	3-month LIBOR	2/09/18	USD	2,100	(16,425)
2-Year Interest Rate Swap	Deutsche Bank AG	Put	1.90%	Receive	3-month LIBOR	4/05/18	USD	21,000	(37,474)
2-Year Interest Rate Swap	Deutsche Bank AG	Put	1.80%	Receive	3-month LIBOR	4/12/18	USD	49,220	(107,964)
Total									$(445,757)

OTC Barrier Options Purchased

Description	Put/ Call	Type of Option	Counterparty	Expiration Date	Strike Price		Barrier Price		Notional Amount (000)		Value
USD Currency	Call	One-Touch	Morgan Stanley & Co. International PLC	11/30/16	CAD	1.43	CAD	1.43	USD	20	$1,360
USD Currency	Call	One-Touch	Morgan Stanley & Co. International PLC	11/30/16	MXN	23.00	MXN	23.00	USD	13	921
Total											$2,281

OTC Credit Default Swaps — Buy Protection

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Appreciation (Depreciation)
Federation of Malaysia	1.00%	Barclays Bank PLC	12/20/21	USD	247	$ 2,465	$ 2,797	$ (332)
Republic of Colombia	1.00%	Barclays Bank PLC	12/20/21	USD	104	3,610	4,021	(411)
Republic of Colombia	1.00%	Barclays Bank PLC	12/20/21	USD	103	3,575	4,079	(504)
Republic of Colombia	1.00%	Citibank N.A.	12/20/21	USD	88	3,054	3,485	(431)
		Morgan Stanley Capital
Republic of Colombia	1.00%	Services LLC	12/20/21	USD	106	3,679	3,882	(203)
Republic of the Philippines	1.00%	Bank of America N.A.	12/20/21	USD	2,678	19,974	23,874	(3,900)
United Mexican States	1.00%	Barclays Bank PLC	12/20/21	USD	78	2,641	2,777	(136)
United Mexican States	1.00%	Barclays Bank PLC	12/20/21	USD	47	1,592	1,707	(115)
United Mexican States	1.00%	Citibank N.A.	12/20/21	USD	47	1,592	1,751	(159)
		Morgan Stanley Capital
United Mexican States	1.00%	Services LLC	12/20/21	USD	112	3,792	3,811	(19)
		Morgan Stanley Capital
United Mexican States	1.00%	Services LLC	12/20/21	USD	111	3,758	3,750	8
Total						$49,732	$55,934	$(6,202)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	73

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Centrally Cleared Interest Rate Swaps
Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.26%[1]	3-month LIBOR	N/A	1/12/17	USD	43,005	$(104,062)
1.02%[2]	3-month LIBOR	1/05/17[3]	9/30/18	USD	111,523	(24,013)
1.37%[1]	3-month LIBOR	10/05/16[3]	11/30/20	USD	26,130	(253,330)
1.31%[1]	3-month LIBOR	12/30/16[3]	8/15/23	USD	15,040	2,029
2.13%[2]	3-month LIBOR	N/A	8/25/25	USD	130	8,166
1.75%[1]	3-month LIBOR	12/30/16[3]	2/15/36	USD	5,863	(15,776)
2.38%[1]	3-month LIBOR	N/A	4/24/45	USD	1,225	(185,066)
2.39%[1]	3-month LIBOR	N/A	4/24/45	USD	1,220	(187,455)
2.83%[2]	3-month LIBOR	N/A	7/10/45	USD	2,350	601,396
Total						$(158,111)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

[3]	Forward swap.

OTC Interest Rate Swaps
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
13.13%[1]	1-day BZDIOVER	Bank of America N.A.	7/03/17	BRL	1,630	$ (626)	—	$ (626)
12.93%[1]	1-day BZDIOVER	Citibank N.A.	7/03/17	BRL	3,258	(276)	—	(276)
13.11%[1]	1-day BZDIOVER	Citibank N.A.	7/03/17	BRL	1,956	(665)	—	(665)
12.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	7/03/17	BRL	120	4	—	4
11.50%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	8,538	(1,556)	—	(1,556)
12.03%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	1,368	3,511	—	3,511
12.02%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	1,330	3,326	—	3,326
11.68%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/20	BRL	1,373	2,600	—	2,600
11.65%[2]	1-day BZDIOVER	Citibank N.A.	1/02/20	BRL	1,100	1,778	—	1,778
11.93%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	1,069	4,585	—	4,585
11.88%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	1,051	4,026	—	4,026
11.38%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	78	(28)	—	(28)
6.32%[2]	28-day MXIBTIIE	Goldman Sachs International	8/06/25	MXN	5,716	(144)	$(25)	(119)
6.31%[1]	28-day MXIBTIIE	Deutsche Bank AG	8/11/25	MXN	7,502	649	34	615
Total						$17,184	$ 9	$17,175

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

OTC Total Return — Volatility Swaps
Reference Entity	Volatility Strike Price	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Depreciation
EUR Currency	9.20%[1]	JPMorgan Chase Bank N.A.	10/13/16	EUR	5,490	$(20,488)	—	$(20,488)
EUR Currency	9.00%[1]	BNP Paribas S.A.	12/13/16	EUR	5,636	(16,385)	$1,411	(17,796)
EUR Currency	9.15%[1]	BNP Paribas S.A.	12/13/16	EUR	5,561	(19,606)	—	(19,606)
EUR Currency	9.08%[1]	Goldman Sachs International	12/13/16	EUR	5,564	(17,896)	—	(17,896)
Total						$(74,375)	$1,411	$(75,786)

[1]	At expiration, the Fund receives the difference between the realized volatility and predefined variance strike price multiplied by the notional amount.

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

OTC Total Return Swaps
Reference Entity	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/45	USD	415	$(3,765)	$ 161	$(3,926)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[1]	Credit Suisse International	1/12/45	USD	398	(3,611)	1,412	(5,023)
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/45	USD	407	3,688	(511)	4,199
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR[2]	Credit Suisse International	1/12/45	USD	407	3,688	1,232	2,456
Total						—	$2,294	$(2,294)

[1]	Fund receives the total return of the reference entity and pays the floating rate.

[2]	Fund pays the total return of the reference entity and receives the floating rate.

Transactions in Options Written for the Year Ended September 30, 2016

	Calls			Puts

		Notional (000)			Notional (000)

	Contracts	USD	Premiums Received	Contracts	USD	Premiums Received

Outstanding options, beginning of year	—	18,700	$406,724	—	24,600	$681,585
Options written	623	82,780	971,417	1,945	217,811	1,217,280
Options exercised	—	(10,000)	(61,334)	—	—	—
Options expired	(109)	—	(21,219)	(701)	—	(54,994)
Options closed	(514)	(19,160)	(864,005)	(112)	(170,091)	(1,429,582)

Outstanding options, end of year	—	72,320	$431,583	1,132	72,320	$414,289

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	75

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$4,603	—	$4,603
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$173,556	—	—	173,556
Options purchased	Investments at value — unaffiliated[2]	—	—	—	42,957	526,131	—	569,088
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	611,591	—	611,591
Swaps — OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$55,942	—	—	31,350	—	87,292

Total		—	$55,942	—	$216,513	$1,173,675	—	$1,446,130

Liabilities — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$ 277,109	—	$ 277,109
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$436,735	—	—	436,735
Options written	Options written at value	—	—	—	—	466,982	—	466,982
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	769,702	—	769,702
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$6,210	—	—	88,541	—	94,751

Total		—	$6,210	—	$436,735	$1,602,334	—	$2,045,279

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended September 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(2,498,507)	—	$(2,498,507)
Forward foreign currency exchange contracts	—	—	—	$ (30,224)	—	—	(30,224)
Options purchased[1]	—	—	—	(9,569)	(551,892)	—	(561,461)
Options written	—	—	—	—	309,717	—	309,717
Swaps	—	$ 1,341	—	—	(821,182)	—	(819,841)

Total	—	$ 1,341	—	$ (39,793)	$(3,561,864)	—	$(3,600,316)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$921,577	—	$921,577
Forward foreign currency exchange contracts	—	—	—	$(455,411)	—	—	(455,411)
Options purchased[2]	—	—	—	13,593	(193,623)	—	(180,030)
Options written	—	—	—	—	674,950	—	674,950
Swaps	—	$(6,202)	—	—	(286,408)	—	(292,610)

Total	—	$(6,202)	—	$(441,818)	$1,116,496	—	$668,476

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

76	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$79,501,097
Average notional value of contracts — short	$207,545,270
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$39,615,434
Average amounts sold — in USD	$19,008,097
Options:
Average value of option contracts purchased	$236,558
Average value of option contracts written	$64,760
Average notional value of swaption contracts purchased	$13,540,250
Average notional value of swaption contracts written	$82,575,000
Credit default swaps:
Average notional value — buy protection	$930,250
Interest rate swaps:
Average notional value — pays fixed rate	$107,878,645
Average notional value — receives fixed rate	$34,709,885
Total return swaps:
Average notional value	$7,094,947

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) are as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$19,998		$262,211
Forward foreign currency exchange contracts	173,556		436,735
Options	569,088	[1]	466,982
Swaps — Centrally cleared	45,407		—
Swaps — OTC[2]	87,292		94,751
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$895,341		$1,260,679
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(387,033)		(283,436)
Total derivative assets and liabilities subject to an MNA	$508,308		$977,243

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedules of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	77

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$98,157	$(22,506)	—	—	$75,651
Barclays Bank PLC	17,027	(17,027)	—	—	—
BNP Paribas S.A.	42,739	(42,739)	—	—	—
Citibank N.A.	165,973	(73,065)	—	—	92,908
Credit Suisse International	11,903	(11,903)	—	—	—
Deutsche Bank AG	32457	(32,457)	—	—	—
Goldman Sachs International	39470	(39,470)	—	—	—
HSBC Bank PLC	8698	(8,698)	—	—	—
HSBC Bank USA N.A.	1249	(1,144)	—	—	105
JPMorgan Chase Bank N.A.	33266	(33,266)	—	—	—
Morgan Stanley & Co. International PLC	24170	(24,170)	—	—	—
Morgan Stanley Capital Services LLC	11451	(222)	—	—	11,229
Nomura International PLC	153	(153)	—	—	—
Northern Trust Corp.	267	—	—	—	267
Royal Bank of Scotland PLC	14,815	(14,815)	—	—	—
Standard Chartered Bank	1,125	(1,125)	—	—	—
UBS AG	4,186	(4,186)	—	—	—
Westpac Banking Corp.	1,202	—	—	—	1,202

Total	$508,308	$(326,946)	—	—	$181,362

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[3]	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$22,506	$(22,506)	—	—	—
Barclays Bank PLC	33,424	(17,027)	—	—	$16,397
BNP Paribas S.A.	106,623	(42,739)	—	—	63,884
Citibank N.A.	73,065	(73,065)	—	—	—
Credit Suisse International	30,000	(11,903)	—	—	18,097
Deutsche Bank AG	460,796	(32,457)	—	$(428,339)	—
Goldman Sachs International	53,483	(39,470)	—	—	14,013
HSBC Bank PLC	16,810	(8,698)	—	—	8,112
HSBC Bank USA N.A.	1,144	(1,144)	—	—	—
JPMorgan Chase Bank N.A.	36450	(33,266)	—	—	3,184
Morgan Stanley & Co. International PLC	29208	(24,170)	—	—	5,038
Morgan Stanley Capital Services LLC	222	(222)	—	—	—
Nomura International PLC	30818	(153)	—	—	30,665
Royal Bank of Canada	24	—	—	—	24
Royal Bank of Scotland PLC	63,425	(14,815)	—	—	48,610
Standard Chartered Bank	6,983	(1,125)	—	—	5,858
State Street Bank and Trust Co.	4,376	—	—	—	4,376
UBS AG	7,886	(4,186)	—	(3,700)	—

Total	$977,243	$(326,946)	—	$(432,039)	$218,258

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[4]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statement of Assets and Liabilities.

See Notes to Financial Statements.

78	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy.

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$42,429,125	$7,587,617	$50,016,742
Corporate Bonds	—	25,057,633	—	25,057,633
Foreign Agency Obligations	—	85,119	—	85,119
Foreign Government Obligations	—	3,891,467	—	3,891,467
Non-Agency Mortgage-Backed Securities	—	33,998,521	—	33,998,521
Project Loans	—	—	21,035	21,035
U.S. Government Sponsored Agency Securities	—	638,592,778	15,076	638,607,854
U.S. Treasury Obligations	—	474,949,594	—	474,949,594
Short-Term Securities:
Certificates of Deposit	—	13,585,734	—	13,585,734
Commercial Paper	—	10,671,389	—	10,671,389
Money Market Funds	$16,296,656	—	—	16,296,656
Options Purchased:
Foreign currency exchange contracts	—	42,957	—	42,957
Interest rate contracts	321,628	204,503	—	526,131
Liabilities:
Investments:
TBA Sale Commitments	—	(331,937,573)	—	(331,937,573)

Total	$16,618,284	$911,571,247	$7,623,728	$935,813,259

Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$8	—	$8
Foreign currency exchange contracts	—	173,556	—	173,556
Interest rate contracts	$4,603	638,691	—	643,294
Liabilities:
Credit contracts	—	(6,210)	—	(6,210)
Foreign currency exchange contracts	—	(436,735)	—	(436,735)
Interest rate contracts	(298,334)	(1,303,464)	—	(1,601,798)

Total	$(293,731)	$(934,154)	—	$(1,227,885)

[1]

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	79

Schedule of Investments (concluded)	BlackRock U.S. Government Bond Portfolio

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$24,091,909	—	—	$24,091,909
Cash pledged:
Collateral — OTC derivatives	740,000	—	—	740,000
Futures contracts	462,650	—	—	462,650
Centrally cleared swaps	766,560	—	—	766,560
Liabilities:
Bank overdraft	—	$(90,929)	—	(90,929)
Reverse repurchase agreements	—	(258,248,121)	—	(258,248,121)
Cash received as collateral for reverse repurchase agreements	—	(447,000)	—	(447,000)

Total	$26,061,119	$(258,786,050)	—	$(232,724,931)

During the year ended September 30, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Non-Agency Mortgage-Backed Securities	Project Loans	U.S. Government Sponsored Agency Securities	Total
Assets:
Opening Balance, as of September 30, 2015	$13,024,300	$1,413,438	$25,281	—	$14,463,019
Transfers out of Level 3[1]	(8,932,500)	(1,413,438)	—	—	(10,345,938)
Accrued discounts/premiums	414	—	(46)	—	368
Net realized gain (loss)	—	—	(48)	—	(48)
Net change in unrealized appreciation (depreciation)[2,3]	11,178	—	(369)	$(2,373)	8,436
Purchases	3,484,225	—	—	17,449	3,501,674
Sales	—	—	(3,783)	—	(3,783)

Closing Balance, as of September 30, 2016	$7,587,617	—	$21,035	$15,076	$7,623,728

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2016[3]	$11,178	—	$(369)	$(2,373)	$8,436

[1]

As of September 30, 2015, the Fund used significant unobservable inputs in determining the value of certain investments. As of September 30, 2016, the Fund used observable inputs in determining the value of the same investments. As a result, investments at beginning of period value were transferred from Level 3 to Level 2 in the disclosure hierarchy.

[2]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

80	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Statements of Assets and Liabilities

September 30, 2016	BlackRock Credit Strategies Income Fund	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio[1]	BlackRock Investment Grade Bond Portfolio	BlackRock U.S. Government Bond Portfolio

Assets
Investments at value — unaffiliated[2]	$342,450,039	$1,183,751,902	$2,726,502,156	$80,181,599	$1,251,454,176
Investments at value — affiliated[3]	17,708,191	41,932,918	18,480,276	7,580,531	16,296,656
Cash	1,522,147	499,061	94,000	—	—
Cash pledged:
Collateral — OTC derivatives	—	—	—	—	740,000
Futures contracts	68,000	367,310	5,943,820	127,390	462,650
Centrally cleared swaps	52,000	—	2,232,400	188,190	766,560
Foreign currency at value[4]	270,607	—	14,715,291	—	24,091,909
Receivables:
Investments sold	18,288,705	—	3,377,319	10,998,738	6,376,170
Options written	—	—	158,079	—	—
TBA sale commitments	—	224,720,431	—	—	331,470,130
Capital shares sold	9,983,111	5,354,697	4,429,450	88,115	1,573,773
Dividends — affiliated	5,540	5,623	3,443	1,228	1,293
Interest	2,951,513	2,542,788	6,770,949	694,639	2,692,168
From the Manager	73,949	55,702	326,037	3,287	63,258
Principal paydown	—	59,007	—	—	88,435
Variation margin on futures contracts	46,844	126,941	1,808,639	3,461	19,998
Variation margin on centrally cleared swaps	—	—	405,038	6,478	45,407
Inflation rate caps premiums paid	—	—	11,387	—	—
Swap premiums paid	—	2,973	153,177	29,155	60,184
Unrealized appreciation on:
Forward foreign currency exchange contracts	9,346	—	170,818	—	173,556
OTC swaps	—	7,049	301,473	30,134	27,108
Inflation rate caps	—	—	1,011,108	—	—
Unfunded floating rate loan interests	658	—	—	—	—
Prepaid expenses	21,476	56,847	63,307	19,514	50,788
Other assets	—	—	2,029	18,702	27,619

Total assets	393,452,126	1,459,483,249	2,786,960,196	99,971,161	1,636,481,838

Liabilities
Bank overdraft	—	—	—	—	90,929
Cash received:
Collateral — reverse repurchase agreements	—	77,000	1,142,000	—	447,000
Collateral — OTC derivatives	—	—	3,050,000	—	—
Collateral — TBA commitments	—	76,000	—	—	—
Options written at value[5]	—	—	5,282,200	15,040	466,982
TBA sale commitments at value[6]	—	225,317,301	—	—	331,937,573
Payables:
Investments purchased	21,806,305	381,990,314	15,921,672	30,083	281,329,211
Swaps	—	—	—	4,362	25,422
Reverse repurchase agreements	—	6,255,686	206,372,861	—	258,248,121
Capital shares redeemed	2,613,274	2,047,920	7,783,612	34,330	4,793,170
Income dividends	171,291	554,581	17,947	40,734	503,592
Investment advisory fees	92,605	273,608	522,614	11,336	275,131
Officer’s and Trustees’ fees	5,460	7,832	16,801	4,373	7,895
Other accrued expenses	221,957	335,129	1,197,345	118,415	525,796
Other affiliates	12,223	105,301	144,635	3,743	41,245
Service and distribution fees	48,501	134,602	250,244	5,774	185,674
Variation margin on futures contracts	18,141	74,906	1,130,929	54,554	262,211
Variation margin on centrally cleared swaps	500	—	—	—	—
Inflation rate caps premiums received	—	—	1,014,650	—	—
Swap premiums received	1,085	541	—	126,671	536
Unrealized depreciation on:
Forward foreign currency exchange contracts	26,599	—	2,193,445	—	436,735
OTC swaps	7,108	9,481	2,445,903	119,672	94,215
Inflation rate caps	—	—	11,375	—	—

Total liabilities	25,025,049	617,260,202	248,498,233	569,087	879,671,438

Net Assets	$368,427,077	$842,223,047	$2,538,461,963	$99,402,074	$ 756,810,400

Net Assets Consist of
Paid-in capital	$374,023,988	$874,847,370	$2,491,877,093	$96,718,534	$ 786,143,928
Undistributed (distributions in excess of) net investment income	532,089	(552,151)	(31,282,246)	262,464	(476,532)
Accumulated net realized loss	(6,404,090)	(46,688,156)	(107,455,891)	(947,062)	(36,133,334)
Net unrealized appreciation (depreciation)	275,090	14,615,984	185,323,007	3,368,138	7,276,338

Net Assets	$368,427,077	$842,223,047	$2,538,461,963	$99,402,074	$ 756,810,400

[1] Consolidated Statement of Assets and Liabilities.
[2] Investments at cost — unaffiliated	$342,281,396	$1,168,193,039	$2,542,010,062	$76,715,838	$1,243,295,189
[3] Investments at cost — affiliated	$17,657,638	$41,932,918	$ 18,480,276	$7,580,531	$ 16,296,656
[4] Foreign currency at cost	$271,810	—	$ 14,739,870	—	$ 24,157,850
[5] Premiums received	—	—	$ 9,370,695	$18,314	$ 845,872
[6] Proceeds from TBA sale commitments	—	$224,720,431	—	—	$ 331,470,130

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	81

Statements of Assets and Liabilities (concluded)

September 30, 2016	BlackRock Credit Strategies Income Fund	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio[1]	BlackRock Investment Grade Bond Portfolio	BlackRock U.S. Government Bond Portfolio

Net Asset Value
Institutional
Net assets	$218,737,757	$457,729,580	$1,584,438,557	$15,100,119	$156,864,555

Shares outstanding[2]	21,577,918	46,302,715	145,512,105	1,495,697	14,577,668

Net asset value	$10.14	$9.89	$ 10.89	$10.10	$10.76

Service
Net assets	—	$12,129,407	$ 44,564,778	—	$4,452,468

Shares outstanding[2]	—	1,228,915	4,139,051	—	414,014

Net asset value	—	$9.87	$ 10.77	—	$10.75

Investor A
Net assets	$120,166,752	$256,577,207	$ 358,181,894	$29,957,473	$463,530,463

Shares outstanding[2]	11,858,216	25,845,780	33,625,515	2,967,090	42,977,353

Net asset value	$10.13	$9.93	$ 10.65	$10.10	$10.79

Investor B1
Net assets	—	—	—	—	$140,943

Shares outstanding[2]	—	—	—	—	13,116

Net asset value	—	—	—	—	$10.75

Investor C
Net assets	$29,321,409	$96,577,721	$ 197,741,148	—	$51,545,309

Shares outstanding[2]	2,892,126	9,772,293	19,079,573	—	4,785,613

Net asset value	$10.14	$9.88	$ 10.36	—	$10.77

Investor C1
Net assets	—	—	—	—	$54,029,257

Shares outstanding[2]	—	—	—	—	5,017,812

Net asset value	—	—	—	—	$10.77

Class K
Net assets	$201,159	$19,209,132	$ 353,535,586	$54,344,482	—

Shares outstanding[2]	19,841	1,949,709	33,002,499	5,370,906	—

Net asset value	$10.14	$9.85	$ 10.71	$10.12	—

Class R
Net assets	—	—	—	—	$26,247,405

Shares outstanding[2]	—	—	—	—	2,433,919

Net asset value	—	—	—	—	$10.78

[1]	Consolidated Statement of Assets and Liabilities.

[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

82	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Statements of Operations

Year Ended September 30, 2016	BlackRock Credit Strategies Income Fund	BlackRock GNMA Portfolio	BlackRock Inflation Protected Bond Portfolio[1]	BlackRock Investment Grade Bond Portfolio	BlackRock U.S. Government Bond Portfolio

Investment Income
Interest	$17,632,716	$19,540,520	$38,757,208 [2]	$2,875,582	$19,219,478
Dividends — unaffiliated	—	—	—	62,294	—
Dividends — affiliated	74,918	100,108	62,630	18,190	21,003

Total income	17,707,634	19,640,628	38,819,838	2,956,066	19,240,481

Expenses
Investment advisory	1,781,252	3,216,813	7,721,959	305,339	3,921,173
Service and distribution — class specific	549,146	1,613,180	3,303,305	60,323	2,324,315
Transfer agent — class specific	325,976	879,228	3,745,048	49,914	1,396,435
Administration	151,406	334,181	1,015,245	37,077	326,194
Administration — class specific	71,253	160,763	530,646	17,439	156,935
Custodian	20,784	92,228	141,600	13,731	141,102
Registration	90,674	109,318	111,271	51,748	134,278
Professional	158,278	125,251	184,032	108,386	141,298
Accounting services	78,070	159,409	410,151	24,268	156,214
Printing	50,633	73,068	203,630	30,090	73,514
Officers and Trustees	24,677	31,652	58,996	20,665	31,331
Offering	10,234	—	—	—	—
Miscellaneous	147,370	29,350	129,275	16,032	53,238
Recoupment of past waived fees — class specific	6	389	112	—	1,091

Total expenses excluding interest expense	3,459,759	6,824,830	17,555,270	735,012	8,857,118
Interest expense[3]	—	142,641	1,725,445	—	868,488

Total expenses	3,459,759	6,967,471	19,280,715	735,012	9,725,606
Less:
Fees waived by the Manager	(153,627)	(56,407)	(1,486,579)	(214,688)	(580,442)
Administration fees waived — class specific	(70,807)	(99,527)	(505,848)	(17,196)	(147,705)
Transfer agent fees waived — class specific	(2,145)	(21,210)	(5,336)	(579)	(34,019)
Transfer agent fees reimbursed — class specific	(252,126)	(300,929)	(984,254)	(12,238)	(393,141)

Total expenses after fees waived and reimbursed	2,981,054	6,489,398	16,298,698	490,311	8,570,299

Net investment income	14,726,580	13,151,230	22,521,140	2,465,755	10,670,182

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(3,933,932)	12,800,843	(57,065,879)	301,433	13,404,261
Capital gain distributions received from affiliated underlying funds	675	322	903	130	269
Options written	—	—	20,537,688	100,814	309,717
Futures contracts	(573,251)	(3,006,294)	(15,785,153)	710,609	(2,498,507)
Swaps	885,300	(439,749)	(7,252,901)	(284,216)	(819,841)
Foreign currency transactions	211,280	—	(5,311,897)	(199)	439,701

	(3,409,928)	9,355,122	(64,877,239)	828,571	10,835,600

Net change in unrealized appreciation (depreciation) on:
Investments	9,125,687	2,861,379	198,044,901	3,615,112	3,659,304
Options written	—	—	(3,436,327)	(44,498)	674,950
Futures contracts	75,021	696,605	1,890,110	(108,521)	921,577
Inflation rate caps and floors	—	—	76,558	—	—
Swaps	(3,975)	(339,384)	(3,197,352)	55,770	(292,610)
Unfunded floating rate loan interests	875	—	—	—	—
Foreign currency translations	(107,506)	—	(6,673,514)	(14)	(509,536)

	9,090,102	3,218,600	186,704,376	3,517,849	4,453,685

Net realized and unrealized gain	5,680,174	12,573,722	121,827,137	4,346,420	15,289,285

Net Increase in Net Assets Resulting from Operations	$20,406,754	$25,724,952	$144,348,277	$6,812,175	$25,959,467

[1]	Consolidated Statement of Operations.

[2]	Includes net inflationary and deflationary adjustments. See Note 4 of the Notes to Financial Statements.

[3]	See Note 4 of the Notes to Financial Statements for details of borrowings.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	83

Statements of Changes in Net Assets

	BlackRock Credit Strategies Income Fund		BlackRock GNMA Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2016	2015	2016	2015

Operations
Net investment income	$14,726,580	$10,962,975	$13,151,230	$9,290,174
Net realized gain (loss)	(3,409,928)	(1,822,595)	9,355,122	1,671,794
Net change in unrealized appreciation (depreciation)	9,090,102	(7,839,545)	3,218,600	5,292,154

Net increase in net assets resulting from operations	20,406,754	1,300,835	25,724,952	16,254,122

Distributions to Shareholders[1]
From net investment income:
Institutional	(9,452,445)	(6,831,208)	(12,506,628)	(10,037,829)
Service	—	—	(584,376)	(923,948)
Investor A	(4,900,568)	(3,863,741)	(5,602,714)	(3,307,380)
Investor B	—	—	—	(8,580)
Investor C	(879,281)	(759,617)	(1,748,141)	(1,416,372)
Class K	(1,455)	—	(502,155)	(294,781)
From net realized gain:
Institutional	—	(162,248)	—	—
Investor A	—	(113,453)	—	—
Investor C	—	(29,719)	—	—
From return of capital:
Institutional	—	—	(129,074)	(143,892)
Service	—	—	(5,725)	(13,245)
Investor A	—	—	(60,903)	(47,411)
Investor B	—	—	—	(123)
Investor C	—	—	(17,496)	(20,303)
Class K	—	—	(5,332)	(4,226)

Decrease in net assets resulting from distributions to shareholders	(15,233,749)	(11,759,986)	(21,162,544)	(16,218,090)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	18,744,713	124,065,239	84,651,012	25,992,928

Net Assets
Total increase in net assets	23,917,718	113,606,088	89,213,420	26,028,960
Beginning of year	344,509,359	230,903,271	753,009,627	726,980,667

End of year	$368,427,077	$344,509,359	$842,223,047	$753,009,627

Undistributed (distributions in excess of) net investment income, end of year	$532,089	$530,078	$(552,151)	$(783,392)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

84	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Statements of Changes in Net Assets (continued)

	BlackRock Inflation Protected Bond Portfolio		BlackRock Investment Grade Bond Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase (Decrease) in Net Assets:	2016[1]	2015	2016	2015

Operations
Net investment income	$22,521,140	$13,715,231	$2,465,755	$2,271,918
Net realized gain (loss)	(64,877,239)	(1,600,946)	828,571	771,333
Net change in unrealized appreciation (depreciation)	186,704,376	(97,435,209)	3,517,849	(2,631,735)

Net increase (decrease) in net assets resulting from operations	144,348,277	(85,320,924)	6,812,175	411,516

Distributions to Shareholders[2]
From net investment income:
Institutional	(31,554,712)	(15,091,546)	(317,004)	(266,946)
Service	(764,479)	(544,814)	—	—
Investor A	(8,774,978)	(6,650,675)	(598,103)	(415,837)
Investor B	—	(10,717)	—	—
Investor C	(4,229,178)	(3,398,886)	—	—
Class K	(6,519,767)	(4,308,103)	(1,474,218)	(1,482,528)
From return of capital:
Institutional Class	(16,680,675)	—	—	—
Service Class	(419,821)	—	—	—
Investor A Class	(3,603,689)	—	—	—
Investor C Class	(1,637,519)	—	—	—
Class K	(4,086,995)	—	—	—

Decrease in net assets resulting from distributions to shareholders	(78,271,813)	(30,004,741)	(2,389,325)	(2,165,311)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(411,554,423)	449,825,314	15,452,106	3,095,907

Net Assets
Total increase (decrease) in net assets	(345,477,959)	334,499,649	19,874,956	1,342,112
Beginning of year	2,883,939,922	2,549,440,273	79,527,118	78,185,006

End of year	$2,538,461,963	$2,883,939,922	$99,402,074	$79,527,118

Undistributed (distributions in excess of) net investment income, end of year	$(31,282,246)	$36,682,552	$262,464	$249,598

[1]	Consolidated Statement of Changes in Net Assets.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	85

Statements of Changes in Net Assets (concluded)

	BlackRock U.S. Government Bond Portfolio
	Year Ended September 30,
Increase (Decrease) in Net Assets:	2016	2015

Operations
Net investment income	$10,670,182	$11,279,739
Net realized gain	10,835,600	4,535,451
Net change in unrealized appreciation (depreciation)	4,453,685	4,597,807

Net increase in net assets resulting from operations	25,959,467	20,412,997

Distributions to Shareholders[1]
From net investment income:
Institutional	(3,956,253)	(3,471,914)
Service	(88,461)	(81,582)
Investor A	(10,418,053)	(10,439,057)
Investor B	—	(6,313)
Investor B1	(3,402)	(21,361)
Investor C	(687,889)	(638,843)
Investor C1	(950,943)	(1,080,088)
Class R	(448,691)	(388,362)

Decrease in net assets resulting from distributions to shareholders	(16,553,692)	(16,127,520)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(66,847,914)	(32,793,152)

Net Assets
Total decrease in net assets	(57,442,139)	(28,507,675)
Beginning of year	814,252,539	842,760,214

End of year	$756,810,400	$814,252,539

Undistributed (distributions in excess of) net investment income, end of year	$(476,532)	$1,736,377

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

86	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Statements of Cash Flows

Year Ended September 30, 2016	BlackRock Inflation Protected Bond Portfolio[1]	BlackRock U.S. Government Bond Portfolio

Cash Provided by Operating Activities
Net Increase in net assets resulting from operations	$144,348,277	$25,959,467
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(1,341,297,462)	(9,577,289,205)
Proceeds from sales of long-term investments	2,103,384,546	9,820,503,855
Net purchases of short-term securities	(16,586,119)	(34,445,585)
Treasury inflation-protected securities (TIPS) inflation adjustment	27,929,560	—
Amortization of premium and accretion of discount on investments and other fees	12,923,622	2,365,909
Net realized gain (loss) on investments and options written	36,527,288	(13,714,247)
Net unrealized gain (loss) on investments, options written, foreign currency translations, swaps, inflation rate caps	(183,220,452)	(3,804,080)
Premiums received from options written	28,451,865	2,188,697
Premiums paid on closing options written	(17,015,227)	(2,060,083)
(Increase) Decrease in Assets:
Cash Pledged:
Collateral — OTC derivatives	5,760,000	360,000
Futures contracts	(1,853,000)	1,196,000
Centrally cleared swaps	(1,667,790)	(277,800)
Receivables:
Dividends — affiliated	249	(647)
Options written	(158,079)	—
Interest	2,628,013	486,615
Principal paydown	—	(79,538)
From the Manager	(300,672)	27,264
Variation margin on futures contracts	(1,034,123)	129,224
Variation margin on centrally cleared swaps	(396,315)	(45,407)
Swap and inflation rate caps premiums paid	56,323	(45,223)
Prepaid expenses	(10,736)	2,138
Other assets	(1,561)	18,818
Increase (Decrease) in Liabilities:
Cash received:
Collateral — reverse repurchase agreements	1,142,000	447,000
Collateral — OTC derivatives	3,050,000	—
Payables:
Investment advisory fees	(326,485)	(46,879)
Service and distribution fees	(59,856)	(19,711)
Officers’ and Trustees’ fees	1,199	819
Other accrued expenses	(282,281)	23,289
Other affiliates	(11,312)	(24,749)
Variation margin on futures contracts	1,027,852	242,778
Variation margin on centrally cleared swaps	—	(3,596)
Swap and inflation rate caps premiums received	—	(5,549)
Swaps	—	25,422

Net cash provided by operating activities	803,009,324	222,114,996

Cash Used for Financing Activities
Net borrowing of reverse repurchase agreements	(441,833,975)	(114,628,768)
Proceeds from issuance of capital shares	931,429,176	222,243,093
Payments on redemption of capital shares	(1,421,103,841)	(301,512,060)
Cash distributions paid to shareholders	(2,915,141)	(3,238,349)
Decrease in bank overdrafts	(551,354)	(989,706)

Net cash used for financing activities	(934,975,135)	(198,125,790)

Cash Impact from Foreign Exchange Fluctuations
Cash impact from foreign exchange fluctuations	178,217	(63,903)

Cash and Foreign Currency
Net increase (decrease) in cash and foreign currency at value	(131,787,594)	23,925,303
Cash and foreign currency at value at beginning of year	146,596,885	166,606

Cash and foreign currency at value at end of year	$14,809,291	$24,091,909

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$1,740,329	$815,891

Non-Cash Financing Activities
Capital shares issued in reinvestment of distributions paid to shareholders	$75,379,146	$13,530,586

[1]	Consolidated Statement of Cash Flows.

A Statement of Cash Flows is presented when the Fund had a significant amount of borrowing during the period, based on the average borrowing outstanding in relation to total assets.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	87

Financial Highlights	BlackRock Credit Strategies Income Fund

	Institutional
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.99	$10.31	$10.30	$10.54	$10.20

Net investment income[1]	0.43	0.42	0.47	0.48	0.38
Net realized and unrealized gain (loss)	0.16	(0.28)	0.02	0.11 [2]	0.48 [2]

Net increase from investment operations	0.59	0.14	0.49	0.59	0.86

Distributions:[3]
From net investment income	(0.44)	(0.45)	(0.45)	(0.47)	(0.34)
From net realized gain	—	(0.01)	(0.03)	(0.36)	(0.18)

Total distributions	(0.44)	(0.46)	(0.48)	(0.83)	(0.52)

Net asset value, end of year	$10.14	$9.99	$10.31	$10.30	$10.54

Total Return[4]
Based on net asset value	6.09%	1.36%	4.86%	5.81%	8.74%

Ratios to Average Net Assets
Total expenses[5]	0.80%[6]	0.80%	0.88%	1.05%	1.47%

Total expenses after fees waived, reimbursed and paid indirectly[5]	0.68%	0.70%	0.70%	0.70%	0.85%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[5]	0.68%	0.70%	0.70%	0.70%	0.70%

Net investment income[5]	4.28%	4.13%	4.49%	4.57%	3.69%

Supplemental Data
Net assets, end of year (000)	$218,738	$211,705	$122,035	$25,225	$21,879

Portfolio turnover rate[7]	101%	65%	65%	156%	507%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.02%	N/A	N/A

[6]	Includes recoupment of past waived fees with no financial impact to the expense ratios.

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	—	—	316%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,086%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	748%

See Notes to Financial Statements.

88	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock Credit Strategies Income Fund

	Investor A
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.99	$10.31	$10.30	$10.53	$10.20

Net investment income[1]	0.40	0.40	0.44	0.43	0.35
Net realized and unrealized gain (loss)	0.16	(0.28)	0.02	0.15 [2]	0.48 [2]

Net increase from investment operations	0.56	0.12	0.46	0.58	0.83

Distributions:[3]
From net investment income	(0.42)	(0.43)	(0.42)	(0.45)	(0.32)
From net realized gain	—	(0.01)	(0.03)	(0.36)	(0.18)

Total distributions	(0.42)	(0.44)	(0.45)	(0.81)	(0.50)

Net asset value, end of year	$10.13	$9.99	$10.31	$10.30	$10.53

Total Return[4]
Based on net asset value	5.72%	1.12%	4.60%	5.63%	8.37%

Ratios to Average Net Assets
Total expenses[5]	1.10%	1.10%	1.13%	1.16%[6]	1.76%

Total expenses after fees waived, reimbursed and paid indirectly[5]	0.93%	0.95%	0.95%	0.95%	1.10%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[5]	0.93%	0.95%	0.95%	0.95%	0.95%

Net investment income[5]	4.04%	3.90%	4.22%	4.13%	3.42%

Supplemental Data
Net assets, end of year (000)	$120,167	$108,127	$87,100	$90,484	$22,199

Portfolio turnover rate[7]	101%	65%	65%	156%	507%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.02%	N/A	N/A

[6]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratio would have been 1.15%.

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	—	—	316%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,086%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	748%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	89

Financial Highlights (continued)	BlackRock Credit Strategies Income Fund

	Investor C
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.99	$10.31	$10.30	$10.54	$10.20

Net investment income[1]	0.33	0.32	0.36	0.37	0.27
Net realized and unrealized gain (loss)	0.16	(0.28)	0.03	0.12 [2]	0.49 [2]

Net increase from investment operations	0.49	0.04	0.39	0.49	0.76

Distributions:[3]
From net investment income	(0.34)	(0.35)	(0.35)	(0.37)	(0.24)
From net realized gain	—	(0.01)	(0.03)	(0.36)	(0.18)

Total distributions	(0.34)	(0.36)	(0.38)	(0.73)	(0.42)

Net asset value, end of year	$10.14	$9.99	$10.31	$10.30	$10.54

Total Return[4]
Based on net asset value	5.04%	0.36%	3.82%	4.75%	7.67%

Ratios to Average Net Assets
Total expenses[5]	1.82%	1.83%	1.90%	2.03%[6]	2.51%

Total expenses after fees waived, reimbursed and paid indirectly[5]	1.68%	1.70%	1.70%	1.70%	1.85%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[5]	1.68%	1.70%	1.70%	1.70%	1.70%

Net investment income[5]	3.28%	3.15%	3.49%	3.55%	2.65%

Supplemental Data
Net assets, end of year (000)	$29,321	$24,678	$21,768	$17,277	$14,841

Portfolio turnover rate[7]	101%	65%	65%	156%	507%

[1]	Based on average shares outstanding.

[2]	Includes redemption fees, which are less than $0.005 per share.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.02%	N/A	N/A

[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	—	—	316%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,086%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	748%

See Notes to Financial Statements.

90	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Financial Highlights (concluded)	BlackRock Credit Strategies Income Fund

Class K
Period August 1, 2016[1] to September 30, 2016

Per Share Operating Performance
Net asset value, beginning of period	$10.08

Net investment income[2]	0.07
Net realized and unrealized gain	0.06

Net increase from investment operations	0.13

Distributions from net investment income[3]	(0.07)

Net asset value, end of period	$10.14

Total Return[4]
Based on net asset value	1.32%[5]

Ratios to Average Net Assets
Total expenses[6,7]	0.76%

Total expenses after fees waived, reimbursed and paid indirectly[6,7]	0.57%

Net investment income[6,7]	4.36%

Supplemental Data
Net assets, end of period (000)	$ 201

Portfolio turnover rate	101%[8]

[1]	Commencement of operations.
[2]	Based on average shares outstanding.
[3]	Distributions for annual periods determined in accordance with federal income tax regulations.
[4]	Where applicable, assumes the reinvestment of distributions.
[5]	Aggregate total return.
[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

Period August 1, 2016[1] to September 30, 2016
Investments in underlying funds	0.01%

[7]	Annualized.
[8]	Portfolio turnover is representative of the Fund for the entire year.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	91

Financial Highlights	BlackRock GNMA Portfolio

	Institutional
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.83	$9.83	$9.73	$10.49	$10.47

Net investment income[1]	0.19	0.15	0.15	0.12	0.23
Net realized and unrealized gain (loss)	0.15	0.09	0.20	(0.30)	0.32

Net increase (decrease) from investment operations	0.34	0.24	0.35	(0.18)	0.55

Distributions:[2]
From net investment income	(0.28)	(0.24)	(0.24)	(0.38)	(0.41)
From net realized gain	—	—	—	(0.20)	(0.12)
From return of capital	(0.00)[3]	(0.00)[3]	(0.01)	—	—

Total distributions	(0.28)	(0.24)	(0.25)	(0.58)	(0.53)

Net asset value, end of year	$9.89	$9.83	$9.83	$9.73	$10.49

Total Return[4]
Based on net asset value	3.54%	2.45%	3.64%	(1.79)%	5.45%

Ratios to Average Net Assets
Total expenses[5]	0.66%	0.82%	0.83%	0.84%	0.82%

Total expenses after fees waived, reimbursed and paid indirectly[5]	0.57%	0.55%	0.55%	0.58%	0.57%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense[5]	0.55%	0.55%	0.55%	0.55%	0.55%

Net investment income[5]	1.88%	1.49%	1.57%	1.24%	2.25%

Supplemental Data
Net assets, end of year (000)	$457,730	$420,167	$390,925	$428,182	$622,556

Portfolio turnover rate[6]	1,139%	1,164%	1,258%	1,405%	741%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.03%	0.04%	N/A	N/A

[6]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	502%	429%	401%	480%	247%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,580%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	719%

See Notes to Financial Statements.

92	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock GNMA Portfolio

	Service
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.82	$9.82	$9.71	$10.48	$10.45

Net investment income[1]	0.16	0.11	0.12	0.08	0.20
Net realized and unrealized gain (loss)	0.14	0.09	0.21	(0.31)	0.32

Net increase (decrease) from investment operations	0.30	0.20	0.33	(0.23)	0.52

Distributions:[2]
From net investment income	(0.25)	(0.20)	(0.21)	(0.34)	(0.37)
From net realized gain	—	—	—	(0.20)	(0.12)
From return of capital	(0.00)[3]	(0.00)[3]	(0.01)	—	—

Total distributions	(0.25)	(0.20)	(0.22)	(0.54)	(0.49)

Net asset value, end of year	$9.87	$9.82	$9.82	$9.71	$10.48

Total Return[4]
Based on net asset value	3.08%	2.09%	3.39%	(2.23)%	5.19%

Ratios to Average Net Assets
Total expenses[5]	0.98%[6]	1.16%	1.13%[6]	1.17%[6]	1.11%[6]

Total expenses after fees waived, reimbursed and paid indirectly[5]	0.92%	0.90%	0.90%	0.93%	0.92%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense[5]	0.90%	0.90%	0.90%	0.90%	0.90%

Net investment income[5]	1.60%	1.15%	1.21%	0.75%	1.88%

Supplemental Data
Net assets, end of year (000)	$12,129	$28,828	$52,272	$51,353	$79,211

Portfolio turnover rate[7]	1,139%	1,164%	1,258%	1,405%	741%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.03%	0.04%	N/A	N/A

[6]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[7]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	502%	429%	401%	480%	247%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,580%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	719%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	93

Financial Highlights (continued)	BlackRock GNMA Portfolio

	Investor A
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.87	$9.87	$9.77	$10.54	$10.51

Net investment income[1]	0.15	0.11	0.12	0.09	0.20
Net realized and unrealized gain (loss)	0.16	0.09	0.20	(0.32)	0.32

Net increase (decrease) from investment operations	0.31	0.20	0.32	(0.23)	0.52

Distributions:[2]
From net investment income	(0.25)	(0.20)	(0.21)	(0.34)	(0.37)
From net realized gain	—	—	—	(0.20)	(0.12)
From return of capital	(0.00)[3]	(0.00)[3]	(0.01)	—	—

Total distributions	(0.25)	(0.20)	(0.22)	(0.54)	(0.49)

Net asset value, end of year	$9.93	$9.87	$9.87	$9.77	$10.54

Total Return[4]
Based on net asset value	3.19%	2.08%	3.26%	(2.21)%	5.18%

Ratios to Average Net Assets
Total expenses[5]	0.92%	1.07%	1.09%	1.09%	1.06%

Total expenses after fees waived, reimbursed and paid indirectly[5]	0.91%	0.91%	0.92%	0.93%	0.91%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense[5]	0.89%	0.91%	0.92%	0.90%	0.90%

Net investment income[5]	1.51%	1.14%	1.24%	0.85%	1.90%

Supplemental Data
Net assets, end of year (000)	$256,577	$186,427	$159,325	$310,492	$457,537

Portfolio turnover rate[6]	1,139%	1,164%	1,258%	1,405%	741%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.03%	0.04%	N/A	N/A

[6]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	502%	429%	401%	480%	247%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,580%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	719%

See Notes to Financial Statements.

94	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock GNMA Portfolio

	Investor C
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.83	$9.83	$9.72	$10.49	$10.46

Net investment income[1]	0.08	0.04	0.05	0.01	0.12
Net realized and unrealized gain (loss)	0.14	0.09	0.20	(0.32)	0.32

Net increase (decrease) from investment operations	0.22	0.13	0.25	(0.31)	0.44

Distributions:[2]
From net investment income	(0.17)	(0.13)	(0.13)	(0.26)	(0.29)
From net realized gain	—	—	—	(0.20)	(0.12)
From return of capital	(0.00)[3]	(0.00)[3]	(0.01)	—	—

Total distributions	(0.17)	(0.13)	(0.14)	(0.46)	(0.41)

Net asset value, end of year	$9.88	$9.83	$9.83	$9.72	$10.49

Total Return[4]
Based on net asset value	2.31%	1.32%	2.61%	(2.99)%	4.39%

Ratios to Average Net Assets
Total expenses[5]	1.68%	1.82%	1.83%	1.86%	1.82%

Total expenses after fees waived, reimbursed and paid indirectly[5]	1.67%	1.66%	1.66%	1.71%	1.67%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense[5]	1.65%	1.66%	1.66%	1.68%	1.66%

Net investment income[5]	0.79%	0.40%	0.50%	0.10%	1.16%

Supplemental Data
Net assets, end of year (000)	$96,578	$100,335	$119,398	$181,926	$311,721

Portfolio turnover rate[6]	1,139%	1,164%	1,258%	1,405%	741%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.03%	0.04%	N/A	N/A

[6]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	502%	429%	401%	480%	247%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,580%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	719%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	95

Financial Highlights (concluded)	BlackRock GNMA Portfolio

	Class K
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.80	$9.79	$9.69	$10.47	$10.44

Net investment income[1]	0.19	0.15	0.15	0.15	0.23
Net realized and unrealized gain (loss)	0.15	0.10	0.20	(0.35)	0.33

Net increase (decrease) from investment operations	0.34	0.25	0.35	(0.20)	0.56

Distributions:[2]
From net investment income	(0.29)	(0.24)	(0.24)	(0.38)	(0.41)
From net realized gain	—	—	—	(0.20)	(0.12)
From return of capital	(0.00)[3]	(0.00)[3]	(0.01)	—	—

Total distributions	(0.29)	(0.24)	(0.25)	(0.58)	(0.53)

Net asset value, end of year	$9.85	$9.80	$9.79	$9.69	$10.47

Total Return[4]
Based on net asset value	3.47%	2.58%	3.67%	(1.97)%	5.59%

Ratios to Average Net Assets
Total expenses[5]	0.56%	0.70%	0.79%	0.81%	0.74%

Total expenses after fees waived, reimbursed and paid indirectly[5]	0.54%	0.52%	0.52%	0.55%	0.54%

Total expenses after fees waived, reimbursed and paid indirectly excluding interest expense[5]	0.52%	0.52%	0.52%	0.52%	0.52%

Net investment income[5]	1.90%	1.49%	1.58%	1.49%	2.18%

Supplemental Data
Net assets, end of year (000)	$19,209	$17,253	$3,780	$3,114	$13,349

Portfolio turnover rate[6]	1,139%	1,164%	1,258%	1,405%	741%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Amount is greater than $(0.005) per share.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.03%	0.04%	N/A	N/A

[6]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	502%	429%	401%	480%	247%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,580%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	719%

See Notes to Financial Statements.

96	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Financial Highlights	BlackRock Inflation Protected Bond Portfolio

	Institutional
	Year Ended September 30,
	2016[1]	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.58	$10.94	$11.23	$12.23	$11.49

Net investment income[2]	0.11	0.11	0.23	0.24	0.18
Net realized and unrealized gain (loss)	0.51	(0.34)	(0.10)	(0.87)	0.82

Net increase (decrease) from investment operations	0.62	(0.23)	0.13	(0.63)	1.00

Distributions:[3]
From net investment income	(0.20)	(0.13)	(0.27)	(0.17)	(0.21)
From net realized gain	—	—	(0.15)	(0.20)	(0.05)
From return of capital	(0.11)	—	—	—	—

Total distributions	(0.31)	(0.13)	(0.42)	(0.37)	(0.26)

Net asset value, end of year	$10.89	$10.58	$10.94	$11.23	$12.23

Total Return[4]
Based on net asset value	5.97%	(2.16)%	1.19%	(5.35)%	8.76%

Ratios to Average Net Assets
Total expenses[5]	0.60%	0.62%	0.64%	0.60%	0.56%

Total expenses after fees waived, reimbursed and paid indirectly	0.48%	0.47%	0.46%	0.44%	0.43%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.42%	0.44%	0.44%	0.44%	0.43%

Net investment income	0.99%	0.99%	2.08%	2.04%	1.49%

Supplemental Data
Net assets, end of year (000)	$1,584,439	$1,758,366	$1,187,477	$1,190,917	$1,937,316

Portfolio turnover rate	45%	61%	66%	86%	120%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratios were as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Expense ratios	N/A	0.61%	0.63%	0.59%	0.55%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	97

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Service
	Year Ended September 30,
	2016[1]	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.49	$10.88	$11.18	$12.20	$11.49

Net investment income (loss)[2]	0.08	(0.01)	0.20	0.21	0.15
Net realized and unrealized gain (loss)	0.50	(0.26)	(0.10)	(0.88)	0.80

Net increase (decrease) from investment operations	0.58	(0.27)	0.10	(0.67)	0.95

Distributions:[3]
From net investment income	(0.19)	(0.12)	(0.25)	(0.15)	(0.19)
From net realized gain	—	—	(0.15)	(0.20)	(0.05)
From return of capital	(0.11)	—	—	—	—

Total distributions	(0.30)	(0.12)	(0.40)	(0.35)	(0.24)

Net asset value, end of year	$10.77	$10.49	$10.88	$11.18	$12.20

Total Return[4]
Based on net asset value	5.66%	(2.47)%	0.93%	(5.64)%	8.38%

Ratios to Average Net Assets
Total expenses[5]	0.86%	0.93%	0.93%	0.89%	0.86%

Total expenses after fees waived, reimbursed and paid indirectly	0.78%	0.78%	0.77%	0.75%	0.73%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.71%	0.75%	0.75%	0.75%	0.73%

Net investment income (loss)	0.73%	(0.08)%	1.82%	1.76%	1.23%

Supplemental Data
Net assets, end of year (000)	$44,565	$41,926	$44,373	$58,842	$88,555

Portfolio turnover rate	45%	61%	66%	86%	120%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratios were as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Expense ratios	0.86%	0.91%	0.92%	0.88%	N/A

See Notes to Financial Statements.

98	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Investor A
	Year Ended September 30,
	2016[1]	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.38	$10.77	$11.07	$12.09	$11.39

Net investment income (loss)[2]	0.05	(0.02)	0.16	0.21	0.13
Net realized and unrealized gain (loss)	0.52	(0.25)	(0.06)	(0.88)	0.81

Net increase (decrease) from investment operations	0.57	(0.27)	0.10	(0.67)	0.94

Distributions:[3]
From net investment income	(0.21)	(0.12)	(0.25)	(0.15)	(0.19)
From net realized gain	—	—	(0.15)	(0.20)	(0.05)
From return of capital	(0.09)	—	—	—	—

Total distributions	(0.30)	(0.12)	(0.40)	(0.35)	(0.24)

Net asset value, end of year	$10.65	$10.38	$10.77	$11.07	$12.09

Total Return[4]
Based on net asset value	5.59%	(2.49)%	0.95%	(5.70)%	8.33%

Ratios to Average Net Assets
Total expenses[5]	0.96%	0.97%	1.06%	0.99%	0.95%

Total expenses after fees waived, reimbursed and paid indirectly	0.83%	0.79%	0.78%	0.76%	0.76%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.76%	0.76%	0.76%	0.76%	0.76%

Net investment income (loss)	0.45%	(0.14)%	1.45%	1.78%	1.12%

Supplemental Data
Net assets, end of year (000)	$358,182	$476,282	$651,951	$1,344,080	$2,089,999

Portfolio turnover rate	45%	61%	66%	86%	120%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratios were as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Expense ratios	N/A	0.95%	1.02%	N/A	N/A

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	99

Financial Highlights (continued)	BlackRock Inflation Protected Bond Portfolio

	Investor C
	Year Ended September 30,
	2016[1]	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.16	$10.62	$10.95	$12.01	$11.36

Net investment income (loss)[2]	(0.02)	(0.09)	0.11	0.12	0.06
Net realized and unrealized gain (loss)	0.50	(0.25)	(0.09)	(0.86)	0.80

Net increase (decrease) from investment operations	0.48	(0.34)	0.02	(0.74)	0.86

Distributions:[3]
From net investment income	(0.20)	(0.12)	(0.20)	(0.12)	(0.16)
From net realized gain	—	—	(0.15)	(0.20)	(0.05)
From return of capital	(0.08)	—	—	—	—

Total distributions	(0.28)	(0.12)	(0.35)	(0.32)	(0.21)

Net asset value, end of year	$10.36	$10.16	$10.62	$10.95	$12.01

Total Return[4]
Based on net asset value	4.83%	(3.22)%	0.24%	(6.31)%	7.62%

Ratios to Average Net Assets
Total expenses	1.60%	1.65%[5]	1.64%	1.59%	1.57%

Total expenses after fees waived, reimbursed and paid indirectly	1.53%	1.51%	1.49%	1.47%	1.45%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.47%	1.48%	1.47%	1.47%	1.44%

Net investment income (loss)	(0.15)%	(0.86)%	0.98%	1.06%	0.50%

Supplemental Data
Net assets, end of year (000)	$197,741	$243,707	$317,089	$464,790	$788,158

Portfolio turnover rate	45%	61%	66%	86%	120%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the year ended September 30, 2015, there was no financial impact to the expense ratio.

See Notes to Financial Statements.

100	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Financial Highlights (concluded)	BlackRock Inflation Protected Bond Portfolio

	Class K
	Year Ended September 30,
	2016[1]	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.41	$10.75	$11.02	$12.00	$11.27

Net investment income[2]	0.14	0.05	0.24	0.24	0.19
Net realized and unrealized gain (loss)	0.47	(0.26)	(0.09)	(0.85)	0.80

Net increase (decrease) from investment operations	0.61	(0.21)	0.15	(0.61)	0.99

Distributions:[3]
From net investment income	(0.19)	(0.13)	(0.27)	(0.17)	(0.21)
From net realized gain	—	—	(0.15)	(0.20)	(0.05)
From return of capital	(0.12)	—	—	—	—

Total distributions	(0.31)	(0.13)	(0.42)	(0.37)	(0.26)

Net asset value, end of year	$10.71	$10.41	$10.75	$11.02	$12.00

Total Return[4]
Based on net asset value	5.98%	(2.01)%	1.42%	(5.27)%	8.86%

Ratios to Average Net Assets
Total expenses	0.47%	0.52%[5]	0.51%	0.48%	0.47%

Total expenses after fees waived, reimbursed and paid indirectly	0.39%	0.35%	0.34%	0.33%	0.32%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.32%	0.32%	0.32%	0.32%	0.32%

Net investment income	1.29%	0.47%	2.20%	2.09%	1.64%

Supplemental Data
Net assets, end of year (000)	$353,536	$363,660	$347,282	$446,214	$455,027

Portfolio turnover rate	45%	61%	66%	86%	120%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees for the year ended September 30, 2015, there was no financial impact to the expense ratio.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	101

Financial Highlights	BlackRock Investment Grade Bond Portfolio

	Institutional
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.61	$9.81	$10.12	$12.18	$11.66

Net investment income[1]	0.28	0.29	0.34	0.38	0.43
Net realized and unrealized gain (loss)	0.48	(0.21)	0.40	(1.09)	1.04

Net increase (decrease) from investment operations	0.76	0.08	0.74	(0.71)	1.47

Distributions:[2]
From net investment income	(0.27)	(0.28)	(0.33)	(0.38)	(0.42)
From net realized gain	—	—	(0.72)	(0.97)	(0.53)

Total distributions	(0.27)	(0.28)	(1.05)	(1.35)	(0.95)

Net asset value, end of year	$10.10	$9.61	$9.81	$10.12	$12.18

Total Return[3]
Based on net asset value	8.06%	0.75%	7.75%	(6.59)%	13.43%

Ratios to Average Net Assets
Total expenses[4,5]	0.84%	0.99%	0.92%	0.86%	0.83%

Total expenses after fees waived, reimbursed and paid indirectly[5]	0.52%	0.55%	0.57%	0.55%	0.55%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[5]	0.52%	0.55%	0.55%	0.55%	0.55%

Net investment income[5]	2.85%	2.92%	3.50%	3.48%	3.71%

Supplemental Data
Net assets, end of year (000)	$15,100	$8,135	$5,755	$63,569	$61,711

Portfolio turnover rate[6]	67%	74%	70%	119%	86%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratios were as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Expense ratios	N/A	0.98%	—	—	N/A

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A

[6]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	—	105%	84%

See Notes to Financial Statements.

102	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock Investment Grade Bond Portfolio

	Investor A
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.61	$9.81	$10.14	$12.20	$11.68

Net investment income[1]	0.25	0.25	0.32	0.35	0.39
Net realized and unrealized gain (loss)	0.48	(0.21)	0.37	(1.10)	1.05

Net increase (decrease) from investment operations	0.73	0.04	0.69	(0.75)	1.44

Distributions:[2]
From net investment income	(0.24)	(0.24)	(0.30)	(0.34)	(0.39)
From net realized gain	—	—	(0.72)	(0.97)	(0.53)

Total distributions	(0.24)	(0.24)	(1.02)	(1.31)	(0.92)

Net asset value, end of year	$10.10	$9.61	$9.81	$10.14	$12.20

Total Return[3]
Based on net asset value	7.74%	0.40%	7.20%	(6.89)%	13.07%

Ratios to Average Net Assets
Total expenses[4,5]	1.11%	1.31%	1.29%	1.16%	1.07%

Total expenses after fees waived, reimbursed and paid indirectly[5]	0.82%	0.90%	0.92%	0.89%	0.85%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[5]	0.82%	0.90%	0.90%	0.89%	0.85%

Net investment income[5]	2.56%	2.55%	3.19%	3.14%	3.33%

Supplemental Data
Net assets, end of year (000)	$29,957	$21,251	$8,854	$18,391	$25,195

Portfolio turnover rate[6]	67%	74%	70%	119%	86%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees, the ratios were as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Expense ratios	N/A	1.30%	1.26%	1.15%	—

[5]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A

[6]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	—	105%	84%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	103

Financial Highlights (concluded)	BlackRock Investment Grade Bond Portfolio

	Class K
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.63	$9.83	$10.14	$12.21	$11.68

Net investment income[1]	0.29	0.30	0.35	0.40	0.45
Net realized and unrealized gain (loss)	0.48	(0.22)	0.39	(1.11)	1.05

Net increase (decrease) from investment operations	0.77	0.08	0.74	(0.71)	1.50

Distributions:[2]
From net investment income	(0.28)	(0.28)	(0.33)	(0.39)	(0.44)
From net realized gain	—	—	(0.72)	(0.97)	(0.53)

Total distributions	(0.28)	(0.28)	(1.05)	(1.36)	(0.97)

Net asset value, end of year	$10.12	$9.63	$9.83	$10.14	$12.21

Total Return[3]
Based on net asset value	8.12%	0.83%	7.83%	(6.56)%	13.61%

Ratios to Average Net Assets
Total expenses[4]	0.72%	0.89%	0.89%	0.70%	0.69%

Total expenses after fees waived, reimbursed and paid indirectly[4]	0.45%	0.45%	0.47%	0.45%	0.45%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense[4]	0.45%	0.45%	0.45%	0.45%	0.45%

Net investment income[4]	2.95%	3.04%	3.58%	3.60%	3.83%

Supplemental Data
Net assets, end of year (000)	$54,344	$50,141	$63,576	$66,535	$195,167

Portfolio turnover rate[5]	67%	74%	70%	119%	86%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	0.01%	N/A	N/A

[5]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	—	—	—	105%	84%

See Notes to Financial Statements.

104	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Financial Highlights	BlackRock U.S. Government Bond Portfolio

	Institutional
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.64	$10.59	$10.52	$10.94	$10.94

Net investment income[1]	0.18	0.18	0.19	0.12	0.17
Net realized and unrealized gain (loss)	0.20	0.12	0.16	(0.32)	0.19

Net increase (decrease) from investment operations	0.38	0.30	0.35	(0.20)	0.36

Distributions:[2]
From net investment income	(0.26)	(0.25)	(0.28)	(0.22)	(0.19)
From net realized gain	—	—	—	—	(0.17)

Total distributions	(0.26)	(0.25)	(0.28)	(0.22)	(0.36)

Net asset value, end of year	$10.76	$10.64	$10.59	$10.52	$10.94

Total Return[3]
Based on net asset value	3.67%	2.80%	3.37%	(1.84)%	3.51%

Ratios to Average Net Assets
Total expenses	0.92%	0.92%	0.90%	0.84%	0.83%

Total expenses after fees waived, reimbursed and paid indirectly	0.73%	0.65%	0.64%	0.64%	0.62%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.62%	0.62%	0.62%	0.62%	0.62%

Net investment income	1.70%	1.71%	1.78%	1.14%	1.54%

Supplemental Data
Net assets, end of year (000)	$156,865	$152,632	$154,168	$150,202	$171,180

Portfolio turnover rate[4]	929%	1,090%	948%	1,532%	790%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	619%	741%	618%	926%	474%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,934%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	1,240%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	105

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Service
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.63	$10.58	$10.51	$10.93	$10.93

Net investment income[1]	0.16	0.16	0.17	0.10	0.14
Net realized and unrealized gain (loss)	0.20	0.11	0.16	(0.32)	0.20

Net increase (decrease) from investment operations	0.36	0.27	0.33	(0.22)	0.34

Distributions:[2]
From net investment income	(0.24)	(0.22)	(0.26)	(0.20)	(0.17)
From net realized gain	—	—	—	—	(0.17)

Total distributions	(0.24)	(0.22)	(0.26)	(0.20)	(0.34)

Net asset value, end of year	$10.75	$10.63	$10.58	$10.51	$10.93

Total Return[3]
Based on net asset value	3.47%	2.61%	3.18%	(2.03)%	3.22%

Ratios to Average Net Assets
Total expenses	1.21%	1.14%	1.12%	1.12%	1.07%[4]

Total expenses after fees waived, reimbursed and paid indirectly	0.92%	0.84%	0.83%	0.83%	0.81%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.81%	0.81%	0.81%	0.81%	0.81%

Net investment income	1.51%	1.53%	1.59%	0.96%	1.34%

Supplemental Data
Net assets, end of year (000)	$4,452	$3,575	$3,873	$3,777	$5,021

Portfolio turnover rate[5]	929%	1,090%	948%	1,532%	790%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived fees with no financial impact to the expense ratio.

[5]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	619%	741%	618%	926%	474%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,934%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	1,240%

See Notes to Financial Statements.

106	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor A
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.66	$10.61	$10.54	$10.97	$10.96

Net investment income[1]	0.15	0.15	0.16	0.10	0.13
Net realized and unrealized gain (loss)	0.21	0.12	0.16	(0.34)	0.21

Net increase (decrease) from investment operations	0.36	0.27	0.32	(0.24)	0.34

Distributions:[2]
From net investment income	(0.23)	(0.22)	(0.25)	(0.19)	(0.16)
From net realized gain	—	—	—	—	(0.17)

Total distributions	(0.23)	(0.22)	(0.25)	(0.19)	(0.33)

Net asset value, end of year	$10.79	$10.66	$10.61	$10.54	$10.97

Total Return[3]
Based on net asset value	3.42%	2.52%	3.08%	(2.20)%	3.15%

Ratios to Average Net Assets
Total expenses	1.19%[4]	1.10%	1.10%	1.07%	1.05%

Total expenses after fees waived, reimbursed and paid indirectly	1.06%	0.94%	0.92%	0.92%	0.96%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.95%	0.90%	0.90%	0.90%	0.96%

Net investment income	1.40%	1.43%	1.50%	0.89%	1.20%

Supplemental Data
Net assets, end of year (000)	$463,530	$517,485	$520,869	$602,786	$742,413

Portfolio turnover rate[5]	929%	1,090%	948%	1,532%	790%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived fees with no financial impact to the expense ratio.

[5]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	619%	741%	618%	926%	474%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,934%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	1,240%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	107

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor B1
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.62	$10.58	$10.51	$10.93	$10.93

Net investment income[1]	0.10	0.10	0.10	0.06	0.08
Net realized and unrealized gain (loss)	0.21	0.10	0.16	(0.35)	0.20

Net increase (decrease) from investment operations	0.31	0.20	0.26	(0.29)	0.28

Distributions:[2]
From net investment income	(0.18)	(0.16)	(0.19)	(0.13)	(0.11)
From net realized gain	—	—	—	—	(0.17)

Total distributions	(0.18)	(0.16)	(0.19)	(0.13)	(0.28)

Net asset value, end of year	$10.75	$10.62	$10.58	$10.51	$10.93

Total Return[3]
Based on net asset value	2.91%	1.88%	2.53%	(2.66)%	2.69%

Ratios to Average Net Assets
Total expenses[4]	1.65%	2.00%	2.13%	1.97%	1.78%

Total expenses after fees waived, reimbursed and paid indirectly	1.55%	1.48%	1.48%	1.47%	1.45%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.45%	1.45%	1.45%	1.45%	1.45%

Net investment income	0.94%	0.92%	0.96%	0.53%	0.70%

Supplemental Data
Net assets, end of year (000)	$141	$240	$2,169	$4,632	$17,793

Portfolio turnover rate[5]	929%	1,090%	948%	1,532%	790%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Expense ratios	1.40%	—	2.12%	1.96%	1.76%

[5]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	619%	741%	618%	926%	474%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,934%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	1,240%

See Notes to Financial Statements.

108	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor C
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.65	$10.60	$10.53	$10.95	$10.95

Net investment income[1]	0.07	0.07	0.07	0.01	0.04
Net realized and unrealized gain (loss)	0.20	0.11	0.16	(0.33)	0.20

Net increase (decrease) from investment operations	0.27	0.18	0.23	(0.32)	0.24

Distributions:[2]
From net investment income	(0.15)	(0.13)	(0.16)	(0.10)	(0.07)
From net realized gain	—	—	—	—	(0.17)

Total distributions	(0.15)	(0.13)	(0.16)	(0.10)	(0.24)

Net asset value, end of year	$10.77	$10.65	$10.60	$10.53	$10.95

Total Return[3]
Based on net asset value	2.53%	1.68%	2.25%	(2.91)%	2.23%

Ratios to Average Net Assets
Total expenses[4]	1.97%	1.91%	1.92%	1.89%	1.87%

Total expenses after fees waived, reimbursed and paid indirectly	1.83%	1.75%	1.74%	1.74%	1.78%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.72%	1.72%	1.72%	1.72%	1.78%

Net investment income	0.62%	0.62%	0.69%	0.09%	0.38%

Supplemental Data
Net assets, end of year (000)	$51,545	$49,408	$54,894	$69,749	$101,144

Portfolio turnover rate[5]	929%	1,090%	948%	1,532%	790%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Expense ratios	N/A	N/A	1.91%	—	—

[5]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	619%	741%	618%	926%	474%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,934%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	1,240%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	109

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Investor C1
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.64	$10.60	$10.53	$10.95	$10.95

Net investment income[1]	0.09	0.09	0.09	0.03	0.07
Net realized and unrealized gain (loss)	0.21	0.10	0.16	(0.33)	0.20

Net increase (decrease) from investment operations	0.30	0.19	0.25	(0.30)	0.27

Distributions:[2]
From net investment income	(0.17)	(0.15)	(0.18)	(0.12)	(0.10)
From net realized gain	—	—	—	—	(0.17)

Total distributions	(0.17)	(0.15)	(0.18)	(0.12)	(0.27)

Net asset value, end of year	$10.77	$10.64	$10.60	$10.53	$10.95

Total Return[3]
Based on net asset value	2.82%	1.78%	2.44%	(2.73)%	2.49%

Ratios to Average Net Assets
Total expenses[4]	1.83%	1.74%	1.75%	1.75%	1.77%

Total expenses after fees waived, reimbursed and paid indirectly	1.64%	1.56%	1.55%	1.55%	1.53%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.53%	1.53%	1.53%	1.53%	1.53%

Net investment income	0.83%	0.81%	0.87%	0.26%	0.63%

Supplemental Data
Net assets, end of year (000)	$54,029	$68,972	$81,936	$93,384	$118,369

Portfolio turnover rate[5]	929%	1,090%	948%	1,532%	790%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Expense ratios	—	N/A	—	—	1.76%

[5]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	619%	741%	618%	926%	474%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,934%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	1,240%

See Notes to Financial Statements.

110	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Financial Highlights (concluded)	BlackRock U.S. Government Bond Portfolio

	Class R
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.66	$10.61	$10.54	$10.96	$10.97

Net investment income[1]	0.12	0.12	0.13	0.06	0.10
Net realized and unrealized gain (loss)	0.20	0.11	0.16	(0.32)	0.19

Net increase (decrease) from investment operations	0.32	0.23	0.29	(0.26)	0.29

Distributions:[2]
From net investment income	(0.20)	(0.18)	(0.22)	(0.16)	(0.13)
From net realized gain	—	—	—	—	(0.17)

Total distributions	(0.20)	(0.18)	(0.22)	(0.16)	(0.30)

Net asset value, end of year	$10.78	$10.66	$10.61	$10.54	$10.96

Total Return[3]
Based on net asset value	3.06%	2.20%	2.76%	(2.41)%	2.74%

Ratios to Average Net Assets
Total expenses[4]	1.49%	1.41%	1.42%	1.42%	1.41%

Total expenses after fees waived, reimbursed and paid indirectly	1.32%	1.24%	1.23%	1.23%	1.21%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	1.21%	1.21%	1.21%	1.21%	1.21%

Net investment income	1.12%	1.13%	1.19%	0.58%	0.95%

Supplemental Data
Net assets, end of year (000)	$26,247	$21,940	$23,967	$26,378	$36,167

Portfolio turnover rate[5]	929%	1,090%	948%	1,532%	790%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived fees. Excluding the recoupment of past waived fees as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Expense ratios	N/A	N/A	N/A	1.41%	1.38%

[5]	Includes mortgage dollar roll transactions. Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding mortgage dollar roll transactions)	619%	741%	618%	926%	474%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,934%
Portfolio turnover rate including TBA Sale Commitments and excluding mortgage dollar rolls	—	—	—	—	1,240%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	111

Notes to Financial Statements

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein referred to as	Diversification Classification
BlackRock Credit Strategies Income Fund (formerly known as BlackRock Secured Credit Portfolio)	Credit Strategies Income	Diversified
BlackRock GNMA Bond Portfolio	GNMA	Diversified
BlackRock Inflation Protected Bond Portfolio	Inflation Protected Bond	Non-diversified
BlackRock Investment Grade Bond Portfolio	Investment Grade Bond	Diversified
BlackRock U.S. Government Bond Portfolio	U.S. Government Bond	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Investor B1 and C1 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B1 shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B1 Shares	No	Yes	To Investor A Shares after 10 years
Investor C Shares	No	Yes	None
Investor C1 Shares	No	No2	None

[1]	Investor A Shares may be subject to a contingent deferred sales charge (“CDSC”) for certain redemptions where no initial sales charge was paid at the time of purchase.

[2]

A CDSC of 1.00% is assessed on certain redemptions of Investor C1 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

The Funds, together with certain other registered investment companies advised by the BlackRock Advisor, LLC (“Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of Inflation Protected Bond include the account of BlackRock Cayman Inflation Protected Bond Portfolio, Ltd. (the “Subsidiary”), which is a wholly-owned subsidiary of Inflation Protected Bond and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables Inflation Protected Bond to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Inflation Protected Bond may invest up to 25% of its total assets in the Subsidiary. The accompanying Consolidated Schedule of Investments and consolidated financial statements of Inflation Protected Bond include the positions and accounts, respectively, of its Subsidiary. Intercompany accounts and transactions, if any, have been eliminated. During the year ended September 30, 2016, there were no transactions in the Subsidiary. The Subsidiary is subject to the same investment policies and restrictions that apply to Inflation Protected Bond, except that the Subsidiary may invest without limitation in commodity-related instruments. As of September 30, 2016, the Subsidiary has no holdings.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

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Notes to Financial Statements (continued)

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps) or certain borrowings (e.g., reverse repurchase transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date. Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitutes a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Funds have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than each Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 8, Income Tax Information, for the tax character of each Fund’s distributions paid during the year.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset Inflation Protected Bond’s ordinary income and/or capital gains for that year.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Recent Accounting Standards: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate NAV per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of September 30, 2016, certain investments of Credit Strategies Income were valued using NAV per share or its equivalent as no quoted market value is available and have been excluded from the fair value hierarchy.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on its relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

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Notes to Financial Statements (continued)

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Funds may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

•

The market value of the Fund’s investments in the Underlying Funds is based on the published NAV of each Underlying Fund computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on days when the NYSE is open.

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Notes to Financial Statements (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such instruments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation methodologies that are used by third party pricing services include the market approach, income approach and the cost approach, using one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the
Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

For investments in series of preferred stock that often contain rights and preferences that differ from other series of preferred stock and common stock issued by a private company, fair value is allocated among the various classes of preferred and common stock. The allocation of equity value may utilize an option pricing model “OPM”, a probability weighted expected return model “PWERM”, or a hybrid approach which combines the use of the OPM, the PWERM and/or other allocation methodologies.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation methodologies are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

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Notes to Financial Statements (continued)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 Investments include equity or debt issued by privately-held companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation methodologies may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2016, certain of Credit Strategies Income’s investments were valued using NAV per share (or its equivalent) as a practical expedient for fair value and have been excluded from the fair value hierarchy.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Fund may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted

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Notes to Financial Statements (continued)

upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds, are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of the these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result to proceeds from the sale to not be readily available for a Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a Fund to the extent that it invests in floating rate debt securities. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant

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Notes to Financial Statements (continued)

changes) can be expected to cause some fluctuations in the NAV of the Funds to the extent they invest in floating rate loan interest. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a Fund’s investment policies.

When a Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

In connection with floating rate loan interests, certain Funds may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, Credit Strategies Income earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statements of Assets and Liabilities and Statements of Operations. As of period end, Credit Strategies Income had the following unfunded floating rate loan interests:

Borrower	Par	Commitment Amount	Value	Unrealized Appreciation
Allied Universal Holdco LLC (FKA USAGM Holdco LLC)	$58,190	$57,623	$58,281	$658

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a Fund mitigate their counterparty risk, TBA commitments may be entered into by a Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash

118	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, a Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a Fund is not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a Fund would still be required to pay the full repurchase price. Further, a Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund.

For the year ended September 30, 2016, the average amount of reverse repurchase agreements and the daily weighted average interest rate for the Funds were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
GNMA	$31,322,345	0.43%
Inflation Protected Bond	$424,563,630	0.42%
U.S. Government Bond	$270,999,217	0.30%

Reverse repurchase transactions are entered into by a Fund under Master Repurchase Agreements (each, an “MRA”), which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With reverse repurchase transactions, typically a Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

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Notes to Financial Statements (continued)

As of period end, the following tables are a summary of the Funds’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[1]	Cash Collateral Received[1]	Net Amount[2]
BlackRock GNMA Portfolio
Counterparty
BNP Paribas Securities Corp.	$ 6,255,686	$ (6,332,686)	$ 77,000	—

Inflation Protected Bond
Counterparty
Credit Agricole Corporate and Investment Bank S.A.	$137,614,145	$(138,722,230)	$1,142,000	$ 33,915
Deutsche Bank Securities, Inc.	26,300,675	(26,300,675)	—	—
RBC Capital Markets, LLC	42,458,041	(42,458,041)	—	—

Total	$206,372,861	$(207,480,946)	$1,142,000	$ 33,915

U.S. Government Bond
Counterparty
Amherst Pierpont Securities LLC	$ 11,732,294	$ (11,574,239)	—	$158,055
Barclays Capital, Inc.	44,411,095	(44,351,281)	—	59,814
Credit Agricole Corporate and Investment Bank S.A.	89,223,984	(89,327,031)	$ 447,000	343,953
Deutsche Bank Securities, Inc.	64,498,768	(64,382,374)	—	116,394
J.P. Morgan Securities LLC	4,010,056	(4,006,936)	—	3,120
Merrill Lynch, Pierce, Fenner & Smith, Inc.	24,446,773	(24,396,472)	—	50,301
Nomura Securities International, Inc.	19,925,151	(19,925,151)	—	—

Total	$258,248,121	$(257,963,484)	$ 447,000	$731,637

[1]

Net collateral with a value of $6,320,994 for GNMA, $206,432,109 for Inflation Protected Bond and $257,573,026 for U.S. Government Bond has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[2]	Net amount represents the net payable due to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Fund’s obligation to repurchase the securities.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g. inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was

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Notes to Financial Statements (continued)

opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign Currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain Funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Funds may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options and up-and-out options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

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Notes to Financial Statements (continued)

Swaps: Certain Funds enter into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity) (equity risk, commodity risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Certain Funds enter into currency swaps to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

122	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Inflation rate caps and floors — Inflation Protected Bond enters into inflation rate caps and floors to gain or reduce exposure to inflation rates (other risk). Caps are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that inflation indexes exceed a specified rate, or “cap”. Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that inflation indexes fall below a specified rate, or “floor”. The maximum potential amount of future payments that the Fund would be required to make under an inflation rate cap would be the notional amount times the percentage increase in inflation rates determined by the difference between the inflation index current value and the value at the time the cap was entered into.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	123

Notes to Financial Statements (continued)

For such services, each Fund pays the Manager a monthly fee, which is determined by calculating a percentage of each Fund’s average daily net assets, based on the following annual rates:

Average Daily Net Assets	Credit Strategies Income	GNMA	Inflation Protected Bond	Investment Grade Bond	U.S. Government Bond
First $1 Billion	0.500%	0.400%	0.300%	0.350%	0.500%
$1 Billion - $2 Billion	0.450%	0.390%	0.290%	0.340%	0.450%
$2 Billion - $3 Billion	0.425%	0.380%	0.280%	0.330%	0.425%
Greater than $3 Billion	0.400%	0.370%	0.270%	0.320%	0.400%

The Manager provides investment management and other services to the Subsidiary. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Inflation Protected Bond pays the Manager based on the Fund’s net assets, plus the proceeds of any debt securities or outstanding borrowings used for leverage, which includes the assets of the Taxable Subsidiary.

The Manager, with respect to Credit Strategies Income, entered into separate sub-advisory agreements with BlackRock International Limited (“BIL”) and BlackRock (Singapore) Limited (“BSL”), each an affiliate of the Manager. The Manager pays BIL and BSL, for services it provides, a monthly fee that is a percentage of the investment advisory fee paid by Credit Strategies Income to the Manager.

Service and Distribution Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor B1	Investor C	Investor C1	Class R
Service Fee	0.25%	0.25%	0.25%	0.25%	0.25%	0.25%
Distribution Fee	—	—	0.50%	0.75%	0.55%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the year ended September 30, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor B1	Investor C	Investor C1	Class R	Total
Credit Strategies Income	—	$292,817	—	$256,329	—	—	$549,146
GNMA	$57,911	$560,640	—	$994,629	—	—	$1,613,180
Inflation Protected	$106,313	$1,072,363	—	$2,124,629	—	—	$3,303,305
Investment Grade Bond	—	$60,323	—	—	—	—	$60,323
U.S. Government Bond	$9,886	$1,207,500	$1,136	$511,021	$473,160	$121,612	$2,324,315

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

124	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

For the year ended September 30, 2016, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor B1	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$42,695	—	$23,425	—	$5,126	—	$7	—	$71,253
GNMA	$87,871	$4,656	$44,851	—	$19,893	—	$3,492	—	$160,763
Inflation Protected Bond	$320,736	$8,505	$85,789	—	$42,492	—	$73,124	—	$530,646
Investment Grade Bond	$2,285	—	$4,826	—	—	—	$10,328	—	$17,439
U.S. Government Bond	$32,592	$791	$96,600	$39	$10,220	$11,829	—	$4,864	$156,935

The Manager may have, at its discretion, voluntarily waived all or any portion of its administration fees for a Fund or a share class, which are included in administration fees waived — class specific in the Statements of Operations.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2016, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Total
GNMA	$3,659	$855	$853	$5,367
Inflation Protected Bond	$5,942	$194	$310	$6,446
U.S. Government Bond	$22,933	$1,085	$836	$24,854

The Manager maintains a call center, that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended September 30, 2016, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Total
Credit Strategies Income	$678	—	$1,059	$423	—	—	$2,160
GNMA	$21,052	—	$4,414	$2,494	—	$84	$28,044
Inflation Protected Bond	—	—	$3,313	$3,197	—	$793	$7,303
Investment Grade Bond	—	—	$703	—	—	—	$703
U.S. Government Bond	$914	$16	$34,014	$1,240	$387	—	$36,571

For the year ended September 30, 2016, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor B1	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$154,701	—	$145,407	—	$25,868	—	—	—	$325,976
GNMA	$469,658	$38,059	$249,180	—	$121,478	—	$853	—	$879,228
Inflation Protected Bond	$2,292,362	$61,952	$1,074,209	—	$297,871	—	$18,654	—	$3,745,048
Investment Grade Bond	$14,833	—	$34,850	—	—	$231	—	—	$49,914
U.S. Government Bond	$252,636	$7,508	$820,097	$118	$104,015	$158,407	—	$53,654	$1,396,435

Other Fees: For the year ended September 30, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Credit Strategies Income	$7,701
GNMA	$14,668
Inflation Protected Bond	$15,586
Investment Grade Bond	$5,596
U.S. Government Bond	$6,914

For the year ended September 30, 2016, affiliates received CDSCs as follows:

	Investor A	Investor C
Credit Strategies Income	$15,746	$5,677
GNMA	$1,454	$10,011
Inflation Protected Bond	$797	$8,434
Investment Grade Bond	$1,700	—
U.S. Government Bond	$9	$4,392

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses,

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	125

Notes to Financial Statements (continued)

and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Credit Strategies Income	GNMA	Inflation Protected Bond	Investment Grade Bond	U.S. Government Bond
Institutional	0.63%	0.55%	0.42%	0.52%	0.62%
Service	N/A	0.90%	0.71%	N/A	0.81%
Investor A	0.88%	0.92%	0.76%	0.82%	0.95%
Investor B1	N/A	N/A	N/A	N/A	1.45%
Investor C	1.63%	1.67%	1.48%	N/A	1.72%
Investor C1	N/A	N/A	N/A	N/A	1.53%
Class K	0.58%	0.52%	0.32%	0.45%	0.52%[1]
Class R	N/A	1.17%[1]	1.01%[1]	1.09%[1]	1.21%

[1]	There were no shares outstanding as of September 30, 2016.

Prior to July 1, 2016, the expense limitations as a percentage of average daily net assets for Credit Strategies Income were as follows:

Institutional	0.70%
Investor A	0.95%
Investor C	1.70%

For GNMA, Inflation Protected Bond, Investment Grade Bond and U.S. Government Bond, the Manager has agreed not to reduce or discontinue these contractual expense limitations prior to February 1, 2017, unless approved by the Board, including a majority of the Independent Trustees, who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Funds. For Credit Strategies Income, the Manager has agreed not to reduce or discontinue this contractual waiver and/or reimbursement prior to February 1, 2018, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the year ended September 30, 2016, the amounts included in fees waived by the Manager were as follows:

Credit Strategies Income	$135,902
GNMA	$36,757
Inflation Protected Bond	$1,467,735
Investment Grade Bond	$210,787
U.S. Government Bond	$575,174

With respect to the Funds, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended September 30, 2016, the amounts waived were as follows:

Credit Strategies Income	$17,008
GNMA	$19,650
Inflation Protected Bond	$18,844
Investment Grade Bond	$3,901
U.S. Government Bond	$5,268

Effective September 1, 2016, the Manager has voluntarily agreed to waive the investment advisory fee with respect to any portion of each Fund’s assets estimated to be attributable to investments in other equity and fixed-income exchange-traded funds managed by the Manager or its affiliates. The voluntarily waiver may be reduced or discontinued at any time without notice. As of the year ended September 30, 2016, Credit Strategies Income has incurred $717, which is included in the Fees waived by the Manager in the Statements of Operations.

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the year ended September 30, 2016, class specific expense waivers and /or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor B1	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$42,293	—	$23,425	—	$5,083	—	$6	—	$70,807
GNMA	$86,898	$3,588	$4,081	—	$1,923	—	$3,037	—	$99,527
Inflation Protected Bond	$316,175	$5,654	$85,790	—	$25,105	—	$73,124	—	$505,848
Investment Grade Bond	$2,285	—	$4,613	—	—	—	$10,298	—	$17,196
U.S. Government Bond	$32,592	$791	$88,740	$5	$9,768	$10,945	—	$4,864	$147,705

126	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

Transfer Agent Fees Waived	Institutional	Service	Investor A	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$ 667	—	$1,059	$419	—	—	—	$2,145
GNMA	$20,858	—	$305	—	—	$ 47	—	$21,210
Inflation Protected Bond	—	—	$3,252	$1,291	—	$793	—	$5,336
Investment Grade Bond	—	—	$554	—	—	$ 25	—	$579
U.S. Government Bond	$ 914	$16	$31,599	$1,129	$361	—	—	$34,019

Transfer Agent Fees Reimbursed	Institutional	Service	Investor A	Investor B1	Investor C	Investor C1	Class K	Class R	Total
Credit Strategies Income	$111,485	—	$121,218	—	$19,423	—	—	—	$252,126
GNMA	$290,718	$8,682	$1,217	—	—	—	$312	—	$300,929
Inflation Protected Bond	$699,828	$5,441	$258,527	—	$2,680	—	$17,778	—	$984,254
Investment Grade Bond	$6,719	—	$5,364	—	—	—	$155	—	$12,238
U.S. Government Bond	$154,921	$7,488	$131,824	$42	$21,945	$59,632	—	$17,289	$393,141

With respect to the contractual expense caps, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	Each Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.

•	The Manager or an affiliate continues to serve as a Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

For the year ended September 30, 2016, the Manager recouped the following fund level and class specific waivers and/or reimbursements previously recorded by the Funds:

	Institutional	Service	Investor A	Investor B1	Investor C1	Total
Credit Strategies	$6	—	—	—	—	$6
GNMA	—	$389	—	—	—	$389
Inflation Protected Bond	—	$112	—	—	—	$112
U.S. Government Bond	—	—	$47	$488	$556	$1,091

On September 30, 2016, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,
	2017	2018
Credit Strategies Income
Fund Level	$46,517	$135,902
Institutional	$129,977	$154,445
Investor A	$124,098	$145,702
Investor C	$24,242	$24,925
Class K	—	$6
GNMA
Fund Level	$1,093,003	$36,757
Institutional	$471,274	$398,474
Service	$45,773	$12,270
Investor A	—	$5,603
Investor C	—	$1,923
Class K	$3,184	$3,396
Inflation Protected Bond
Fund Level	$3,801,292	$1,467,735
Institutional	$207,925	$1,016,003
Service	$4,997	$11,095

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	127

Notes to Financial Statements (continued)

	Expiring September 30,
	2017	2018
Investor A	$242,267	$347,569
Investor C	—	$29,076
Class K	$106,159	$91,695
Investment Grade Bond
Fund Level	$303,469	$210,787
Institutional	$4,606	$9,004
Investor A	$3,676	$10,531
Class K	$22,773	$10,478
U.S. Government Bond
Fund Level	$650,484	$575,175
Institutional	$276,107	$188,427
Service	$8,371	$8,295
Investor A	$460,286	$252,163
Investor B1	$5,850	$47
Investor C	$43,126	$32,842
Investor C1	$77,262	$70,938
Class R	$20,714	$22,153

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2016:

	Credit Strategies Income	GNMA	Inflation Protected Bond	Investment Grade Bond	U.S. Government Bond
Fund Level	$192,855	$1,219,703	$4,178,218	$313,662	$675,533
Institutional	$34,683	$265,336	$443,833	$7,689	$264,450
Service	—	$32,032	—	—	$7,823
Investor A	$82,814	—	$684,798	—	—
Investor B1	—	—	—	—	$17,030
Investor C	$18,491	—	—	—	$10,083
Investor C1	—	—	—	—	$106,506
Class K	—	$3,524	$118,613	$32,787	—
Class R	—	—	—	—	$25,448

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended September 30, 2016, the sale transactions which resulted in net realized gains with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Sales	Realized Gain
Investment Grade Bond	$69,001	$7,166

7. Purchases and Sales:

For the year ended September 30, 2016, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases
	Credit Strategies Income	GNMA	Inflation Protected Bond	Investment Grade Bond	U.S. Government Bond
Non-U.S. Government Securities	$342,933,099	$11,222,809,291	$ 190,533,742	$40,221,038	$7,100,486,684
U.S. Government Securities	3,949,383	10,730,891	1,158,636,216	14,402,066	2,327,831,059

Total Purchases	$346,882,482	$11,233,540,182	$1,349,169,958	$54,623,104	$9,428,317,743

128	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

Sales
	Credit Strategies Income	GNMA	Inflation Protected Bond	Investment Grade Bond	U.S. Government Bond
Non-U.S. Government Securities
(includes paydowns)	$342,024,313	$11,564,470,423	$407,095,576	$28,297,877	$7,645,714,208
U.S. Government Securities	—	26,840,994	1,726,147,874	26,023,747	2,415,246,438

Total Sales	$342,024,313	$11,591,311,417	$2,133,243,450	$54,321,624	$10,060,960,646

For the year ended September 30, 2016, purchases and sales related to mortgage dollar rolls were as follows:

	GNMA	U.S. Government Bond
Purchases	$6,281,625,487	$3,144,797,553
Sales	$6,284,362,095	$3,144,011,780

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to net operating losses, foreign currency transactions, non-deductible expenses, classification of investments, net paydown losses and the accounting for swap agreements were reclassified to the following accounts:

	Credit Strategies Income	GNMA	Inflation Protected Bond	Investment Grade Bond	U.S. Government Bond
Paid in-capital	$ (10,234)	—	$(27,775)	—	—
Undistributed (distributions in excess of) net investment income	$ 509,180	$8,024,025	$(38,642,824)	$(63,564)	$3,670,601
Accumulated net realized loss	$(498,946)	$(8,024,025)	$38,670,599	$ 63,564	$(3,670,601)

The tax character of distributions paid was as follows:

	Credit Strategies Income	GNMA	Inflation Protected Bond	Investment Grade Bond	U.S. Government Bond
Ordinary income
9/30/2016	$15,233,749	$20,944,014	$51,843,114	$2,389,325	$16,553,692
9/30/2015	11,637,472	15,988,890	30,004,741	2,165,311	16,127,520
Long-term capital gains
9/30/2015	122,514	—	—	—	—
Tax return of capital
9/30/2016	—	218,530	26,428,699	—	—
9/30/2015	—	229,200	—	—	—

Total
9/30/2016	$15,233,749	$21,162,544	$78,271,813	$2,389,325	$16,553,692

9/30/2015	$11,759,986	$16,218,090	$30,004,741	$2,165,311	$16,127,520

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	129

Notes to Financial Statements (continued)

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Credit Strategies Income	GNMA	Inflation Protected Bond	Investment Grade Bond	U.S. Government Bond
Undistributed ordinary income	$ 553,960	—	—	$ 249,737	—
Capital loss carryforwards	(6,145,420)	$(46,654,079)	$(108,097,791)	(810,091)	$(36,098,478)
Net unrealized gains (losses)[1]	(5,451)	14,029,756	176,214,458	3,243,894	6,764,950
Qualified late-year losses[2]	—	—	(21,531,797)	—	—
Total	$(5,596,911)	$(32,624,323)	$ 46,584,870	$2,683,540	$(29,333,528)

[1]

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the accrual of income on securities in default, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency exchange contracts, the classification of investments, and the accounting for swap agreements.

[2]	The Funds have elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of September 30, 2016, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Credit Strategies Income	GNMA	Inflation Protected Bond	Investment Grade Bond	U.S. Government Bond
No expiration date[3]	$6,145,420	$46,654,079	$108,097,791	$810,091	$32,654,870
2018	—	—	—	—	3,443,608

Total	$6,145,420	$46,654,079	$108,097,791	$810,091	$36,098,478

[3]	Must be utilized prior to losses subject to expiration.

During the year ended September 30, 2016, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

	GNMA	Investment Grade Bond	U.S. Government Bond
Amount utilized	$2,041,542	$879,902	$8,044,311

As of September 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Credit Strategies Income	GNMA	Inflation Protected Bond	Investment Grade Bond	U.S. Government Bond
Tax cost	$360,138,342	$1,210,503,612	$2,561,463,939	$84,304,461	$1,260,050,594

Gross unrealized appreciation	$ 5,215,547	$15,780,638	$194,940,000	$3,664,011	$12,792,761
Gross unrealized depreciation	(5,195,659)	(599,430)	(11,421,507)	(206,342)	(5,092,523)

Net unrealized appreciation	$ 19,888	$15,181,208	$183,518,493	$3,457,669	$7,700,238

9. Bank Borrowings:

BlackRock Funds II, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Of the aggregate $2.1 billion commitment amount, $500 million is specifically designated to the Fund and Credit Strategies Income in the aggregate. The remaining $1.6 billion commitment is available to all Participating Funds, but the Fund and Credit Strategies Income can borrow up to an additional $350 million in the aggregate of the remaining aggregate commitment, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2016, the Funds did not borrow under the credit agreement.

130	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

10. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	131

Notes to Financial Statements (continued)

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Funds should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed income securities and/or use derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
Credit Strategies Income	Shares	Amount	Shares	Amount
Institutional
Shares sold	18,635,920	$ 185,102,381	15,572,762	$159,532,079
Shares issued in reinvestment of distributions	904,920	8,992,583	651,180	6,656,348
Shares redeemed	(19,149,739)	(189,933,007)	(6,873,127)	(70,277,510)

Net increase	391,101	$ 4,161,957	9,350,815	$ 95,910,917

Investor A
Shares sold	8,143,011	$ 80,833,769	8,117,896	$ 83,186,007
Shares issued in reinvestment of distributions	464,442	4,619,475	379,037	3,875,257
Shares redeemed	(7,572,990)	(75,349,579)	(6,123,186)	(62,578,526)

Net increase	1,034,463	$ 10,103,665	2,373,747	$ 24,482,738

132	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015
Credit Strategies Income (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	1,188,206	$11,855,063	769,788	$ 7,887,865
Shares issued in reinvestment of distributions	78,974	785,908	66,750	682,831
Shares redeemed	(844,454)	(8,361,880)	(478,201)	(4,899,112)

Net increase	422,726	$ 4,279,091	358,337	$ 3,671,584

	Period August 1, 2016[1] to September 30, 2016
	Shares	Amount
Class K
Shares sold	19,841	$ 200,000
Shares redeemed	—	—

Net increase	19,841	$ 200,000

Total Net Increase	1,868,131	$18,744,713	12,082,899	$124,065,239

[1] Commencement of operations.
	Year Ended September 30, 2016
GNMA	Shares	Amount
Institutional
Shares sold	25,735,507	$ 253,521,823	16,071,035	$ 159,033,386
Shares issued in reinvestment of distributions	918,421	9,056,821	653,423	6,460,304
Shares redeemed	(23,090,818)	(227,578,069)	(13,761,520)	(136,131,100)

Net increase	3,563,110	$ 35,000,575	2,962,938	$ 29,362,590

Service
Shares sold	428,317	$ 4,214,059	1,422,633	$ 14,072,862
Shares issued in reinvestment of distributions	59,916	589,491	94,690	936,300
Shares redeemed	(2,195,454)	(21,625,669)	(3,905,993)	(38,557,998)

Net decrease	(1,707,221)	$(16,822,119)	(2,388,670)	$(23,548,836)

Investor A
Shares received from conversion[1]	—	—	20,176	$ 198,530
Shares sold and automatic conversion of shares	11,928,771	$118,104,703	7,160,226	70,929,049
Shares issued in reinvestment of distributions	548,692	5,433,571	318,182	3,158,967
Shares redeemed	(5,514,768)	(54,616,212)	(4,758,751)	(47,252,807)

Net increase	6,962,695	$ 68,922,062	2,739,833	$ 27,033,739

Investor B
Shares sold			1,493	$ 14,778
Shares issued in reinvestment of distributions			672	6,678
Shares converted[1]			(20,223)	(198,530)
Shares redeemed and automatic conversion of shares			(112,132)	(1,105,662)

Net decrease			(130,190)	$(1,282,736)

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	133

Notes to Financial Statements (continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015
GNMA (concluded)	Shares	Amount	Shares	Amount
Investor C
Shares sold	1,938,423	$ 19,068,875	1,392,861	$ 13,783,947
Shares issued in reinvestment of distributions	157,369	1,550,495	126,970	1,255,021
Shares redeemed	(2,532,386)	(24,940,186)	(3,463,284)	(34,221,166)

Net decrease	(436,594)	$ (4,320,816)	(1,943,453)	$(19,182,198)

Class K
Shares sold	646,334	$ 6,352,020	1,758,370	$17,380,538
Shares issued in reinvestment of distributions	51,392	504,877	30,377	298,977
Shares redeemed	(508,811)	(4,985,587)	(413,959)	(4,069,146)

Net increase	188,915	$ 1,871,310	1,374,788	$13,610,369

Total Net Increase	8,570,905	$84,651,012	2,615,246	$25,992,928

Inflation Protected Bond
Institutional
Shares sold	57,168,582	$ 608,020,732	115,567,065	$1,269,056,986
Shares issued in reinvestment of distributions	4,417,045	46,271,648	1,330,731	14,354,567
Shares redeemed	(82,227,538)	(867,626,434)	(59,267,326)	(641,308,840)

Net increase (decrease)	(20,641,911)	$(213,334,054)	57,630,470	$ 642,102,713

Service
Shares sold	1,129,639	$ 11,870,812	2,057,275	$ 22,251,486
Shares issued in reinvestment of distributions	113,749	1,180,128	50,609	542,894
Shares redeemed	(1,101,144)	(11,580,240)	(2,190,635)	(23,606,906)

Net increase (decrease)	142,244	$ 1,470,700	(82,751)	$ (812,526)

Investor A
Shares received from conversion[1]	—	—	17,959	$ 189,828
Shares sold and automatic conversion of shares	11,572,106	$ 120,291,187	14,457,845	154,578,169
Shares issued in reinvestment of distributions	1,181,856	12,095,376	612,896	6,508,144
Shares redeemed	(24,992,485)	(260,804,679)	(29,759,137)	(318,069,185)

Net decrease	(12,238,523)	$(128,418,116)	(14,670,437)	$(156,793,044)

Investor B
Shares sold			1,940	$ 20,600
Shares issued in reinvestment of distributions			881	9,145
Shares converted[1]			(18,484)	(189,828)
Shares redeemed and automatic conversion of shares			(104,802)	(1,088,822)

Net decrease			(120,465)	$(1,248,905)

Investor C
Shares sold	1,808,178	$ 18,369,550	2,043,789	$ 21,513,684
Shares issued in reinvestment of distributions	538,716	5,373,996	300,357	3,137,999
Shares redeemed	(7,243,517)	(73,526,999)	(8,237,842)	(86,356,085)

Net decrease	(4,896,623)	$(49,783,453)	(5,893,696)	$(61,704,402)

134	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015
Inflation Protected Bond (concluded)	Shares	Amount	Shares	Amount
Class K
Shares sold	16,606,026	$ 173,979,769	12,168,047	$ 130,076,683
Shares issued in reinvestment of distributions	1,013,292	10,457,998	398,886	4,230,981
Shares redeemed	(19,567,140)	(205,927,267)	(9,935,156)	(106,026,186)

Net increase (decrease)	(1,947,822)	$ (21,489,500)	2,631,777	$ 28,281,478

Total Net Increase (Decrease)	(39,582,635)	$(411,554,423)	39,494,898	$ 449,825,314

Investment Grade Bond
Institutional
Shares sold	1,072,427	$10,491,032	1,181,127	$11,700,330
Shares issued in reinvestment of distributions	30,963	304,483	26,139	256,244
Shares redeemed	(454,312)	(4,431,555)	(947,528)	(9,300,113)

Net increase	649,078	$ 6,363,960	259,738	$ 2,656,461

Investor A
Shares sold	1,364,502	$13,388,087	2,227,491	$21,994,357
Shares issued in reinvestment of distributions	59,415	583,550	41,955	410,693
Shares redeemed	(668,344)	(6,502,087)	(960,471)	(9,395,712)

Net increase	755,573	$ 7,469,550	1,308,975	$13,009,338

Class K
Shares sold	72,008	$ 711,411	1,231	$ 12,124
Shares issued in reinvestment of distributions	106,072	1,042,293	106,202	1,044,649
Shares redeemed	(13,816)	(135,108)	(1,369,550)	(13,626,665)

Net increase (decrease)	164,264	$ 1,618,596	(1,262,117)	$(12,569,892)

Total Net Increase	1,568,915	$15,452,106	306,596	$ 3,095,907

U.S. Government Bond
Institutional
Shares sold	8,603,656	$ 91,736,857	4,827,384	$ 51,459,205
Shares issued in reinvestment of distributions	266,981	2,840,324	221,568	2,366,531
Shares redeemed	(8,642,825)	(92,357,260)	(5,257,641)	(56,033,201)

Net increase (decrease)	227,812	$ 2,219,921	(208,689)	$ (2,207,465)

Service
Shares sold	104,239	$1,111,394	21,930	$ 233,901
Shares issued in reinvestment of distributions	8,053	85,563	7,372	78,714
Shares redeemed	(34,560)	(367,030)	(58,945)	(626,609)

Net increase (decrease)	77,732	$ 829,927	(29,643)	$(313,994)

Investor A
Shares received from conversion[1]	—	—	10,570	$ 111,726
Shares sold and automatic conversion of shares	8,737,448	$ 92,954,898	16,806,943	179,240,222
Shares issued in reinvestment of distributions	821,245	8,742,043	806,656	8,638,159
Shares redeemed	(15,124,986)	(161,411,332)	(18,157,447)	(194,176,265)

Net decrease	(5,566,293)	$ (59,714,391)	(533,278)	$ (6,186,158)

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	135

Notes to Financial Statements (continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015
U.S. Government Bond (concluded)	Shares	Amount	Shares	Amount
Investor B
Shares sold			1,542	$ 16,451
Shares issued in reinvestment of distributions			490	5,227
Shares converted[1]			(10,623)	(111,726)
Shares redeemed and automatic conversion of shares			(75,194)	(798,618)

Net decrease			(83,785)	$(888,666)

Investor B1
Shares sold	—	$ 7	7,833	$ 83,819
Shares issued in reinvestment of distributions	234	2,470	1,749	18,705
Shares redeemed	(9,731)	(103,763)	(192,102)	(2,048,377)

Net decrease	(9,497)	$(101,286)	(182,520)	$(1,945,853)

Investor C
Shares sold	2,000,747	$ 21,242,525	1,614,024	$ 17,208,495
Shares issued in reinvestment of distributions	55,467	588,612	51,006	545,305
Shares redeemed	(1,911,512)	(20,358,198)	(2,202,891)	(23,496,242)

Net increase (decrease)	144,702	$ 1,472,939	(537,861)	$ (5,742,442)

Investor C1
Shares sold	482,215	$ 5,133,471	640,994	$ 6,841,496
Shares issued in reinvestment of distributions	77,660	823,470	88,640	947,551
Shares redeemed	(2,022,447)	(21,506,093)	(1,981,810)	(21,150,183)

Net decrease	(1,462,572)	$(15,549,152)	(1,252,176)	$(13,361,136)

Class R
Shares sold	1,014,162	$ 10,815,015	716,157	$ 7,650,712
Shares issued in reinvestment of distributions	42,093	448,104	36,228	387,945
Shares redeemed	(680,716)	(7,268,991)	(952,523)	(10,186,095)

Net increase (decrease)	375,539	$ 3,994,128	(200,138)	$ (2,147,438)

Total Net Decrease	(6,212,577)	$(66,847,914)	(3,028,090)	$(32,793,152)

[1]	On the close of business on June 23, 2015, Investor B Shares converted to Investor A Shares for GNMA, Inflation Protected Bond and U.S. Government Bond.

At September 30, 2016, 19,841 Class K Shares of Credit Strategies Income Fund were owned by BlackRock HoldCo 2, Inc., an affiliate of the Fund.

136	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Notes to Financial Statements (concluded)

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective October 1, 2016, Investment Grade Bond Portfolio made the following changes:

	Prior	Current
Name	BlackRock Investment Grade Bond Portfolio	BlackRock Managed Income Fund

Investment Objective	Maximize total return, consistent with income generation and prudent investment management.	Maximize current income with consideration for risk-managed total return.

Investment Strategies

Under normal circumstances, the Fund

invests at least 80% of its net assets

(plus any borrowings for investment purposes)

in investment grade bonds and investments

that are the economic equivalent of

investment grade bonds.

The Fund may invest up to 100% of its assets in fixed-income securities and up to 30% of its assets in equity securities.

Benchmark(s)	Bloomberg Barclays U.S. Credit Index.	Bloomberg Barclays U.S. Aggregate Bond Index and a customized reference benchmark comprising the Bloomberg Barclays U.S. Aggregate Bond Index (70%) and the S&P 500 Index (30%).
Fiscal Year End	September 30	December 31

BlackRock Managed Income Fund paid a long-term capital gain distribution of $0.091532 per share on November 4, 2016 to shareholders.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	137

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds II and Shareholders of BlackRock Credit Strategies Income Fund (formerly BlackRock Secured Credit Portfolio), BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Investment Grade Bond Portfolio and BlackRock U.S. Government Bond Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Credit Strategies Income Fund (formerly BlackRock Secured Credit Portfolio), BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Investment Grade Bond Portfolio and BlackRock U.S. Government Bond Portfolio (collectively the “Funds”), each a series of BlackRock Funds II, as of September 30, 2016, and the related statements of operations and cash flows for BlackRock Inflation Protected Bond Portfolio and BlackRock U.S. Government Bond Portfolio for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Credit Strategies Income Fund, BlackRock GNMA Portfolio, BlackRock Inflation Protected Bond Portfolio, BlackRock Investment Grade Bond Portfolio and BlackRock U.S. Government Bond Portfolio, each of BlackRock Funds II as of September 30, 2016, the results of their operations and cash flows for BlackRock Inflation Protected Bond Portfolio and BlackRock U.S. Government Bond Portfolio for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 23, 2016

Important Tax Information (Unaudited)

During the fiscal year ended September 30, 2016, the following information is provided with respect to the ordinary income distributions paid:

	Payable Dates	Credit Strategies Income	GNMA	Inflation Protected Bond	Investment Grade Bond	U.S. Government Bond
Interest-Related Dividends and Qualified Short-Term Capital	October 2015 - December 2015	80.30%	100.00%	48.04%	75.68%	74.75%
Gains for Non-U.S. Residents[1]	January 2016 - September 2016	84.84%	99.66%	—	80.33%	97.75%

Qualified Dividend Income for Individuals[2]	October 2015	—	—	—	11.08%	—
	November 2015	—	—	—	24.14%	—
	December 2015	—	—	—	26.23%	—
	January 2016 - September 2016	—	—	—	5.41%	—

Dividends Qualifying for the Dividend Received Deduction for Corporations[2]	October 2015	—	—	—	11.08%	—
	November 2015	—	—	—	24.14%	—
	December 2015	—	—	—	26.23%	—
	January 2016 - September 2016	—	—	—	5.41%	—
Federal Obligation Interest[3]		—	0.47%	91.66%	10.42%	24.74%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[2]	The Funds hereby designate the percentage indicated above or the maximum allowable by law.

[3]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

138	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on April 12, 2016 (the “April Meeting”) and May 10-11, 2016 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of BlackRock GNMA Portfolio (the “GNMA Portfolio”), BlackRock Inflation Protected Bond Portfolio (the “Inflation Protected Bond Portfolio”), BlackRock Investment Grade Bond Portfolio (the “Investment Grade Bond Portfolio”), BlackRock Credit Strategies Income Fund (the “Credit Strategies Income Fund”) and BlackRock U.S. Government Bond Portfolio (the “U.S. Government Bond Portfolio”) (each, a “Fund,” and collectively, the “Funds”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to the Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) the Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients,

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	139

Disclosure of Investment Advisory Agreement (continued)

sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding each Fund’s shares.

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2017. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

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Disclosure of Investment Advisory Agreement (continued)

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for the one-, three- and five-year periods reported, the GNMA Portfolio ranked in the second, second, and first quartiles against its Broadridge Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the Inflation Protected Bond Portfolio ranked in the third, third and second quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the Inflation Protected Bond Portfolio’s underperformance during one- and three-year periods.

The Board and BlackRock discussed BlackRock’s strategy for improving the Inflation Protected Bond Portfolio’s investment performance. Discussions covered topics such as: investment risks undertaken by the Fund; performance attribution; the Inflation Protected Bond Portfolio’s investment personnel; and the resources appropriate to support the Fund’s investment processes.

The Board noted that for the one-, three- and five-year periods reported, the Investment Grade Bond Portfolio ranked in the second, fourth and first quartiles, respectively, against its Broadridge Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the Credit Strategies Income Fund ranked in the second, first and first quartiles, respectively, against its Broadridge Performance Universe. The Board noted that effective July 1, 2016, the BlackRock Secured Credit Portfolio was expected to undergo a change in its investment strategy as well as changes within the portfolio management team, and in that connection would change its name from BlackRock Secured Credit Portfolio to BlackRock Credit Strategies Income Fund.

The Board noted that for the one-, three- and five-year periods reported, the U.S. Government Bond Portfolio ranked in the second, first and first quartiles, respectively, against its Broadridge Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	141

Disclosure of Investment Advisory Agreement (continued)

is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the GNMA Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that the GNMA Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedules. This adjustment was implemented on October 1, 2015. The Board further noted that BlackRock has contractually agreed to a cap on the GNMA Portfolio’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis, as applicable. The contractual expense cap reduction was implemented on October 1, 2015.

The Board noted that the Inflation Protected Bond Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Inflation Protected Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedules. This adjustment was implemented on October 1, 2015. The Board further noted that BlackRock has contractually agreed to a cap on the Inflation Protected Bond Portfolio’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis, as applicable. The contractual expense cap reduction was implemented on October 1, 2015.

The Board noted that the Investment Grade Bond Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Investment Grade Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board noted that BlackRock proposed, and the Board agreed to, a contractual adjustment to reduce specified levels within the breakpoint schedules. This adjustment was implemented on October 1, 2015. The Board further noted that BlackRock has contractually agreed to a cap on the Investment Grade Bond Portfolio’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis, as applicable. The contractual expense cap reduction was implemented on October 1, 2015.

The Board noted that the Credit Strategies Income Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board also noted that the Credit Strategies Income Fund has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Credit Strategies Income Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the U.S. Government Bond Portfolio’s contractual management fee rate ranked in the fourth quartile, and that the actual management fee rate and total expense ratio ranked in the third and second quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the U.S. Government Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the U.S. Government Bond Portfolio’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. In addition, the Board noted that BlackRock had voluntarily agreed to a cap to further limit the U.S. Government Bond Portfolio’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable. The voluntary expense cap was implemented on June 1, 2012, and subsequently converted to a contractual cap. After discussions between the Board, including Independent Board Members, and BlackRock, the Board and BlackRock agreed to a continuation of the contractual cap, at the same levels, with the exception of one share class, where the contractual cap increased on September 1, 2015.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible,

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Disclosure of Investment Advisory Agreement (concluded)

such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	143

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[2,3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees
Robert M. Hernandez 1944	Chair of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
Fred G. Weiss 1941	Vice Chair of the Board and Trustee	Since 2007	Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000.	28 RICs consisting of 98 Portfolios	Allergan, plc (pharmaceuticals)
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee, and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Besito (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
John F. O’Brien 1943	Trustee	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

144	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[2,3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees (concluded)
Donald C. Opatrny 1952	Trustee	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	28 RICs consisting of 98 Portfolios	None
David H. Walsh 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	145

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Trustees[4]
Robert Fairbairn 1965	Trustee	Since 2015	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares® businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
Henry R. Keizer 1956	Trustee	Since 2016	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) in 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	28 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 315 Portfolios	None
[1] The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for Messrs. Walsh and Weiss until January 31, 2017, which the Board believes to be in the best interests of shareholders of the Trust. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex. Mr. Gabbay may be deemed an “interested person” of the Trust based on his former positions with BlackRock, Inc. and its affiliates. Mr. Keizer may be deemed an “interested person” of the Trust based on his former directorship at another company which is not an affiliate of BlackRock, Inc. It is anticipated that Mr. Keizer will become an Independent Trustee effective January 31, 2017. Messrs. Gabbay and Keizer do not currently serve as officers or employees of BlackRock, Inc. or its affiliates or own any securities of BlackRock, Inc. or The PNC Financial Services Group, Inc. Each of Messrs. Gabbay and Keizer is a non-management Interested Trustee.

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Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.
[2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

On June 2, 2016, the Board appointed Henry R. Keizer as a Trustee of the Trust, effective July 28, 2016.

On September 26, 2016, the Board appointed Lena G. Goldberg as a Trustee of the Trust, effective November 4, 2016.

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Sub-Advisers[1] BlackRock International Limited Edinburgh, EH3 8BL United Kingdom BlackRock (Singapore) Limited 079912 Singapore	Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022

Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

[1]	For Credit Strategies Income.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	147

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

148	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Additional Information (concluded)

BlackRock Privacy Principles

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BLACKROCK FUNDS II	SEPTEMBER 30, 2016	149

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of a Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Taxable5-9/16-AR

SEPTEMBER 30, 2016

ANNUAL REPORT	BLACKROCK®

BlackRock Funds II

▶   BlackRock Core Bond Portfolio

▶   BlackRock High Yield Bond Portfolio

▶   BlackRock Low Duration Bond Portfolio

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

The Markets in Review

Dear Shareholder,

Most asset classes produced strong returns over the past year, particularly risk assets such as equities and high yield bonds. Central bank policy decisions continued to provide support to financial markets, while changing economic outlooks and geopolitical risks have been major drivers of investor sentiment.

The Federal Reserve (the “Fed”) has long been in the spotlight, particularly leading up to the decision to end its near-zero interest rate policy at the end of 2015, and after, as investors remained focused on the anticipated pace of future rate hikes. With the European Central Bank and the Bank of Japan having moved into stimulus mode, the divergence in global monetary policies drove heightened market volatility heading into 2016 and caused the U.S. dollar to strengthen considerably. The year had a rough start as the strong dollar challenged U.S. companies that generate revenues overseas, and pressured emerging market currencies and commodities prices. Low and volatile oil prices and signs of slowing growth in China were also meaningful factors behind the decline in risk assets early in the year. However, as the first quarter wore on, these pressures abated and a more tempered outlook for U.S. rate hikes helped financial markets rebound.

Volatility spiked in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. However, risk assets recovered swiftly in July as economic data suggested that the consequences had thus far been contained to the United Kingdom.

With a number of factors holding global interest rates down — central bank accommodation, an aging population, and weak productivity growth — assets offering decent yield have become increasingly scarce. As a result, income-seeking investors have stretched into riskier assets despite high valuations in many sectors. History implies that high valuations and low growth results in lower returns for risk assets. Still, perceived safe havens have their own risks, and investors are wise to carefully assess risk and potential reward.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.40%	15.43%
U.S. small cap equities (Russell 2000® Index)	13.18	15.47
International equities (MSCI Europe, Australasia, Far East Index)	4.88	6.52
Emerging market equities (MSCI Emerging Markets Index)	9.75	16.78
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.27
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	2.25	5.59
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.68	5.19
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.53	5.84
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	11.38	12.74

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of September 30, 2016	BlackRock Core Bond Portfolio

Investment Objective

BlackRock Core Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2016, the Fund underperformed the benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

What factors influenced performance?

•	During the period, the main detractors from performance were the Fund’s active currency positioning and macro overlay strategies.

•

The principal positive contributors to performance were the Fund’s allocations to high quality securitized assets, agency mortgage-backed securities (“MBS”) and U.S. investment grade credit. Within securitized assets, overweight positions to high quality commercial mortgage-backed securities (“CMBS”) and collateralized loan obligations (“CLOs”) added to performance as these segments were supported by low supply and strong demand. In addition, risk assets overall were supported by accommodative monetary policy conditions during the second half of the period. The Fund’s underweight in agency MBS to begin 2016, and a preference for higher coupon conventional MBS toward the second half of the period aided performance. Within investment grade credit, the Fund’s overweight in financials and underweight in industrials based on relative valuation to begin the period contributed to returns, as financials were buoyed by market expectations for a Fed rate hike.

Describe recent portfolio activity.

•

As the Fund navigated a period of increased cross-asset volatility driven by monetary policy uncertainty and concerns surrounding global growth, the Fund maintained a defensive stance and a preference for yield-oriented investments. Through the end of 2015, the Fund was underweight U.S. duration (sensitivity to interest rate movements) with the expectation that interest rates would move higher. As rate hike expectations were pushed back, the Fund kept a neutral duration versus the benchmark based on a defensive view regarding the absolute level of U.S. interest rates. In terms of non-government spread sectors, after having started the period with an overweight allocation to financials and an underweight to industrials, the Fund moved to an overweight investment grade credit allocation based on demand for yield as well as supply/demand within the sector. The Fund maintained an underweight allocation to agency MBS in early 2016 on concerns surrounding reduced demand. However, toward the second half of the period, the Fund moved to an overweight in agency MBS as a source of high quality yield. The Fund also sought to reduce exposure to securitized assets as the period began, on the expectation of heightened market volatility. As risk aversion in January and early February caused spreads to widen across securitized assets, the Fund increased its allocations across high quality CMBS and CLOs. In its active currency positioning, the Fund maintained a modestly long U.S. dollar position throughout the period.

Describe portfolio positioning at period end.

•

At period end, as the performance of traditional risk-free assets and risk assets became increasingly more correlated, the Fund retained its preference for yield-oriented investments. Additionally, the Fund had increased its underweight in U.S. duration. As spreads between lower and higher quality credits have compressed since early 2016, the Fund’s preferred exposure remained in U.S. investment grade credit and securitized assets based on relative value versus competing spread assets. Additionally, the Fund was positioned with a preference for Treasury inflation protected securities versus nominal U.S. Treasuries at either end of the yield curve.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	33%
U.S. Treasury Obligations	31
Corporate Bonds	24
Asset-Backed Securities	5
Non-Agency Mortgage-Backed Securities	4
Foreign Government Obligations	2
Taxable Municipal Bonds	1

Credit Quality Allocation[2]	Percent of Total Investments[1]
AAA/Aaa[3]	70%
AA/Aa	5
A	11
BBB/Baa	13
N/R	1

[1]	Total investments exclude short-term securities and options purchased.

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”) if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

4	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

BlackRock Core Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   The Fund normally invests at least 80% of its assets in bonds and maintains an average portfolio duration that is within ±20% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index (the benchmark).

[3]   A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended September 30, 2016
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	1.94%	1.83%	2.51%	4.78%	N/A	3.85%	N/A	4.38%	N/A
Service	1.60	1.58	2.23	4.32	N/A	3.50	N/A	4.08	N/A
Investor A	1.54	1.45	2.23	4.32	0.14%	3.48	2.64%	4.05	3.63%
Investor C	0.86	0.84	1.85	3.55	2.55	2.73	2.73	3.24	3.24
Class K	1.99	1.95	2.53	4.83	N/A	3.93	N/A	4.49	N/A
Class R	1.35	1.29	2.20	4.16	N/A	3.23	N/A	3.77	N/A
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	2.68	5.19	N/A	3.08	N/A	4.79	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[5]	Ending Account Value September 30, 2016	Expenses Paid During the Period[6]
Institutional	$1,000.00	$1,025.10	$2.69	$2.28	$1,000.00	$1,022.41	$2.69	$1,022.81	$2.28
Service	$1,000.00	$1,022.30	$4.41	$4.00	$1,000.00	$1,020.71	$4.41	$1,021.11	$4.00
Investor A	$1,000.00	$1,022.30	$4.41	$4.00	$1,000.00	$1,020.71	$4.41	$1,021.11	$4.00
Investor C	$1,000.00	$1,018.50	$8.20	$7.79	$1,000.00	$1,016.95	$8.19	$1,017.35	$7.79
Class K	$1,000.00	$1,025.30	$2.44	$2.03	$1,000.00	$1,022.66	$2.43	$1,023.06	$2.03
Class R	$1,000.00	$1,022.00	$5.68	$5.27	$1,000.00	$1,019.45	$5.67	$1,019.85	$5.27

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.53% for Institutional, 0.87% for Service, 0.87% for Investor A, 1.62% for Investor C, 0.48% for Class K and 1.12% for Class R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for Institutional, 0.79% for Service, 0.79% for Investor A, 1.54% for Investor C, 0.40% for Class K and 1.04% for Class R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	5

Fund Summary as of September 30, 2016	BlackRock High Yield Bond Portfolio

Investment Objective

BlackRock High Yield Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended September 30, 2016, the Fund underperformed its benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

•

During the period, the largest detractors from relative results included security selection within the metals & mining sector, in particular an underweight to steel manufacturer ArcelorMittal. Selection also detracted within the wireless sector, where an overweight to Ligado Networks LLC underperformed, and the electric sector, where an overweight to Texas Competitive Electric Holdings Co. was the biggest laggard.

•

The largest contributors to performance included security selection within banking, highlighted by an overweight to Ally Financial, Inc. Selection was also positive within cable & satellite, where an overweight to CSC Holdings LLC led performance, and finance, where an overweight to American Capital Ltd. added value.

•

The Fund held derivatives in the form of liquid products such as credit default swaps and total return swaps. The Fund’s allocations to these instruments made a positive contribution to performance, as they enabled the Fund to quickly and efficiently trade into cash bonds as opportunities arose. In addition, the Fund held a small position in equity futures as a strategy to manage risk, which was pared down over the course of the period but nevertheless detracted from performance as the S&P 500 Index rallied over the period.

Describe recent portfolio activity.

•	The Fund made significant shifts in its overall stance over the course of the period, as the market shifted from a risk-off tone in early 2016 to a more positive mode beginning around mid-February. From a sector standpoint, the Fund increased its exposure to names within metals & mining, packaging and oil field services throughout the period. While the Fund has maintained a material underweight to the oil field services sector, it opportunistically added to higher quality “fallen angel” issuers there. The Fund also reduced its exposures within the electric, pharmaceuticals and banking sectors. In order to add risk quickly and efficiently, the Fund continued to utilize liquid products (high yield ETFs, credit default swaps, and total return swaps). The Fund then employed the liquidity provided by these instruments to purchase high yield bonds as opportunities arose.

Describe portfolio positioning at period end.

•

As of period end, the Fund held an underweight in BB-rated high yield bonds, an overweight to B-rated credits, and a neutral position versus the benchmark in terms of CCC and below exposure. The Fund remained underweight within the distressed part of the credit spectrum, focusing instead on select CCC issues with improving credit positions and/or attractive yields. In addition to credit, the Fund favored positions in equity and equity-like (preferred and convertible) instruments to enhance the Fund’s total return profile; the investment adviser will tactically implement strategies to mitigate this risk when markets warrant. The Fund also maintained a strategic allocation to bank loans, which have little duration risk and, as senior secured instruments, provide an effective substitute for the Fund’s BB corporate bond underweight. At the portfolio level, the Fund maintained a slightly short profile with respect to duration (and corresponding interest rate sensitivity) relative to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
Corporate Bonds	81%
Floating Rate Loan Interests	8
Preferred Securities	3
Common Stocks	3
Asset-Backed Securities	3
Investment Companies	2

Credit Quality Allocation[2]	Percent of Total Investments[1]
A	1%
BBB/Baa	6
BB/Ba	37
B	43
CCC/Caa	6
N/R	7

[1]	Total investments exclude short-term securities and options purchased.

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

6	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

BlackRock High Yield Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund normally invests at least 80% of its assets in high yield bonds.

[3]   An unmanaged index comprised of issues that meet the following criteria: at least $150 million par value outstanding, maximum credit rating of Ba1, at least one year to maturity, and no issuer represents more than 2 percent of the index.

Performance Summary for the Period Ended September 30, 2016
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	5.45%	5.44%	9.55%	9.21%	N/A	8.34%	N/A	7.45%	N/A
Service	5.16	5.16	9.53	9.04	N/A	8.03	N/A	7.11	N/A
Investor A	5.05	5.05	9.36	8.86	4.50%	8.00	7.13%	7.10	6.66%
Investor B	4.24	4.24	9.03	7.95	3.45	7.10	6.79	6.53	6.53
Investor B1	4.57	4.57	9.08	8.28	4.28	7.44	7.13	6.58	6.58
Investor C	4.36	4.35	8.95	8.04	7.04	7.17	7.17	6.30	6.30
Investor C1	4.53	4.52	9.05	8.23	N/A	7.37	N/A	6.51	N/A
Class K	5.49	5.46	9.57	9.44	N/A	8.44	N/A	7.54	N/A
Class R	4.79	4.79	9.18	8.51	N/A	7.65	N/A	6.80	N/A
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index	—	—	11.38	12.74	N/A	8.34	N/A	7.80	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[5]	Ending Account Value September 30, 2016	Expenses Paid During the Period[6]
Institutional	$1,000.00	$1,095.50	$3.20	$3.10	$1,000.00	$1,022.01	$3.09	$1,022.11	$2.99
Service	$1,000.00	$1,095.30	$4.67	$4.62	$1,000.00	$1,020.61	$4.51	$1,020.66	$4.46
Investor A	$1,000.00	$1,093.60	$4.88	$4.83	$1,000.00	$1,020.41	$4.71	$1,020.46	$4.66
Investor B	$1,000.00	$1,090.30	$9.75	$9.64	$1,000.00	$1,015.74	$9.40	$1,015.84	$9.30
Investor B1	$1,000.00	$1,090.80	$7.70	$7.65	$1,000.00	$1,017.70	$7.44	$1,017.75	$7.38
Investor C	$1,000.00	$1,089.50	$8.85	$8.75	$1,000.00	$1,016.60	$8.54	$1,016.70	$8.44
Investor C1	$1,000.00	$1,090.50	$7.91	$7.81	$1,000.00	$1,017.50	$7.64	$1,017.60	$7.54
Class K	$1,000.00	$1,095.70	$2.84	$2.78	$1,000.00	$1,022.36	$2.74	$1,022.41	$2.69
Class R	$1,000.00	$1,091.80	$6.66	$6.61	$1,000.00	$1,018.70	$6.43	$1,018.75	$6.38

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.61% for Institutional, 0.89% for Service, 0.93% for Investor A, 1.86% for Investor B, 1.47% for Investor B1, 1.69% for Investor C, 1.51% for Investor C1, 0.54% for Class K and 1.27% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown). The fees and expenses of the underlying funds in which the Fund invests are not included in the Fund’s annualized expense ratio.

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.59% for Institutional, 0.88% for Service, 0.92% for Investor A, 1.84% for Investor B, 1.46% for Investor B1, 1.67% for Investor C, 1.49% for Investor C1, 0.53% for Class K and 1.26% for Class R), multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	7

Fund Summary as of September 30, 2016	BlackRock Low Duration Bond Portfolio

Investment Objective

BlackRock Low Duration Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended September 30, 2016, the Fund’s Institutional, Investor A1 and Class K Shares outperformed the benchmark, the BofA Merrill Lynch 1-3 Year U.S. Corporate & Government Index, while Service and Investor A Shares performed in line. The Fund’s remaining share classes underperformed the benchmark for the same period.

What factors influenced performance?

•

During the period, the principal contributor to performance was the Fund’s allocation to spread products, as investors’ global search for yield provided support for tighter yield spreads. Within spread products, holdings in asset-backed securities (“ABS”) represented the main contributor, and positions in commercial mortgage backed securities (“CMBS”) and agency mortgages were additive as well. The Fund’s allocation to investment grade and high yield corporates also contributed to returns.

•

The largest detractor from performance was the Fund’s underweight to U.S. Treasuries, as well as an underweight within sovereign, supranational (multinational foreign government obligations) and agency debt.

•

The Fund held derivatives as part of managing its duration and foreign exchange hedging strategies. During the period, the use of derivatives, including financial futures, swaps and foreign exchange strategies, had negative impact on Fund returns.

Describe recent portfolio activity.

•

At the start of the reporting period, the Fund’s holdings within ABS and CMBS were reduced due to liquidity concerns and to moderate the portfolio’s credit risk exposure, as market volatility returned ahead of the first interest rate hike from the Fed in more than nine years. The Fund also maintained a relatively low duration (and corresponding sensitivity to interest rates), which helped in a rising rate environment.

•

Entering 2016, the Fund adopted a more conservative posture on concerns over China’s economic slowdown, the decreasing efficacy of central bank monetary policies, the effect of the December 2015 federal funds rate hike, and the U.K. vote to leave the European Union (“Brexit.”) This shift helped the Fund’s performance during the higher volatility environment seen through the middle of February 2016. As the Brexit referendum drew closer, the Fund’s exposure to U.S. Treasuries was gradually increased on expectations of additional volatility.

•

Following the Brexit vote, the Fund began to reduce its underweight to corporate credit and add exposure to securitized assets. The Fund also moved to a slight overweight in high yield and continued to favor structured credit, particularly ABS as the sector continues to be supported by the strengthening in consumer balance sheets. Toward the end of the period, the Fund’s duration was lengthened to take advantage of a “risk-on” tone in the market, adding to relative performance.

Describe portfolio positioning at period end.

•

The Fund ended the period with a long duration relative to the benchmark. The Fund also maintained its overweight to securitized assets and had exposure to agency callable securities and collateralized mortgage obligations. Within ABS, the Fund favored credit card loans, private student debt and consumer loans. Within CMBS, the Fund emphasized high quality single-asset-single-borrower deals. More recently, the Fund added a small position in non-agency residential mortgage-backed securities. In corporate credit, the Fund had a slight overweight in both investment grade and high yield corporate issues.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]

Corporate Bonds	28%
Asset-Backed Securities	25
U.S. Government Sponsored Agency Securities	15
Non-Agency Mortgage-Backed Securities	14
U.S. Treasury Obligations	14
Foreign Agency Obligations	2
Investment Companies	1
Foreign Government Obligations	1

Credit Quality Allocation[2]	Percent of Total Investments[1]

AAA/Aaa[3]	64%
AA/Aa	4
A	9
BBB/Baa	16
BB/Ba	4
B	1
N/R	2

[1]	Total investments exclude short-term securities and options purchased.

[2]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[3]

The investment adviser evaluates the credit quality of not-rated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment adviser has deemed not-rated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations as AAA/Aaa.

8	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

BlackRock Low Duration Bond Portfolio

Total Return Based on a $10,000 Investment

[1]   Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]   The Fund invests primarily in investment grade bonds and maintains an average portfolio duration that is between 0-3 years.

[3]   An unmanaged index comprised of investment grade corporate bonds and U.S. Government Agency and U.S. Treasury securities with maturities ranging from one to three years.

Performance Summary for the Period Ended September 30, 2016
				Average Annual Total Returns[4]
				1 Year		5 Years		10 Years
	Standardized 30-Day Yields	Unsubsidized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	1.50%	1.48%	1.27%	1.63%	N/A	2.36%	N/A	2.88%	N/A
Service	1.17	1.16	0.99	1.29	N/A	1.98	N/A	2.53	N/A
Investor A	1.14	1.13	0.99	1.29	(0.99)%	1.98	1.52%	2.52	2.28%
Investor A1	1.34	1.33	1.09	1.48	N/A	2.16	N/A	2.69	N/A
Investor C	0.44	0.41	0.62	0.55	(0.45)	1.26	1.26	1.77	1.77
Investor C2	1.02	1.02	0.92	1.14	N/A	1.83	N/A	2.37	N/A
Investor C3	0.47	0.47	0.63	0.57	N/A	1.23	N/A	1.73	N/A
Class K	1.56	1.54	1.19	1.69	N/A	2.40	N/A	2.92	N/A
Class R	0.92	0.47	0.86	1.04	N/A	1.63	N/A	2.07	N/A
BofA Merrill Lynch 1-3 Year U.S. Corporate & Government Index	—	—	0.69	1.32	N/A	1.11	N/A	2.59	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual				Hypothetical[7]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[5]	Expenses Paid During the Period[6]	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[5]	Ending Account Value September 30, 2016	Expenses Paid During the Period[6]
Institutional	$1,000.00	$1,012.70	$2.37	$2.27	$1,000.00	$1,022.71	$2.38	$1,022.81	$2.28
Service	$1,000.00	$1,009.90	$4.08	$3.98	$1,000.00	$1,021.01	$4.10	$1,021.11	$4.00
Investor A	$1,000.00	$1,009.90	$4.08	$3.98	$1,000.00	$1,021.01	$4.10	$1,021.11	$4.00
Investor A1	$1,000.00	$1,010.90	$3.13	$3.02	$1,000.00	$1,021.96	$3.14	$1,022.06	$3.04
Investor C	$1,000.00	$1,006.20	$7.80	$7.69	$1,000.00	$1,017.30	$7.84	$1,017.40	$7.74
Investor C2	$1,000.00	$1,009.20	$4.84	$4.73	$1,000.00	$1,020.26	$4.86	$1,020.36	$4.76
Investor C3	$1,000.00	$1,006.30	$7.64	$7.54	$1,000.00	$1,017.45	$7.69	$1,017.55	$7.59
Class K	$1,000.00	$1,011.90	$2.12	$2.02	$1,000.00	$1,022.96	$2.13	$1,023.06	$2.03
Class R	$1,000.00	$1,008.60	$5.34	$5.24	$1,000.00	$1,019.75	$5.37	$1,019.85	$5.27

[5]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.47% for Institutional, 0.81% for Service, 0.81% for Investor A, 0.62% for Investor A1, 1.55% for Investor C, 0.96% for Investor C2, 1.52% for Investor C3, 0.42% for Class K and 1.06% for Class R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.45% for Institutional, 0.79% for Service, 0.79% for Investor A, 0.60% for Investor A1, 1.53% for Investor C, 0.94% for Investor C2, 1.50% for Investor C3, 0.40% for Class K and 1.04% for Class R), multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	9

About Fund Performance

•	Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

•	Service Shares are not subject to any sales charge. These shares are subject to a service fee of 0.25% per year (but no distribution fee) and are only available to certain eligible investors.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 4.00% for all Funds included in this report, except for BlackRock Low Duration Bond Portfolio (“Low Duration Bond”), which is subject to an initial sales charge of 2.25%. These shares are subject to a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries. On the close of business on June 23, 2015, all issued and outstanding Investor B3 Shares of Low Duration Bond were converted into Investor A Shares with the same relative aggregated net asset value (“NAV”).

•

Investor A1 Shares (available only in Low Duration Bond) are subject to a maximum initial sales charge (front-end load) of 1.00% and a service fee of 0.10% per year (but no distribution fee). The maximum initial sales charge does not apply to current shareholders of Investor A1 Shares of the Fund. Prior to October 2, 2006, Low Duration Bond’s Investor A1 Shares performance results are those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor A1 Share fees.

•

Investor B Shares (available only in BlackRock High Yield Bond Portfolio (“High Yield Bond”)) are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately seven years. (There is no initial sales charge for automatic share conversions). All returns for periods greater than seven years reflect this conversion.

•

Investor B1 Shares (available only in High Yield Bond) are subject to a maximum CDSC of 4.00% declining to 0% after six years and a distribution fee of 0.50% per year and a service fee of 0.25% per year. Investor B1 Shares automatically convert to Investor A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.) Prior to October 2, 2006, High Yield Bond’s Investor B1 Shares performance results are those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor B1 Share fees.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Investor C1, Investor C2 and Investor C3 Shares (Investor C1 Shares available only in High Yield Bond; Investor C2 and Investor C3 Shares available only in Low Duration Bond) are subject to a 1.00% CDSC if redeemed within one year of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders. In addition, these shares are subject to a distribution fee of 0.55%, 0.30% and 0.65% per year, respectively, and a service fee of 0.25%, 0.10% and 0.25% per year, respectively. Prior to October 2, 2006, High Yield Bond’s Investor C1 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C1 Share fees. Prior to October 2, 2006, Low Duration Bond’s Investor C2 Shares performance results were those of Institutional Shares (which have no distribution fee or service fees) restated to reflect Investor C2 Share fees. Prior to July 18, 2011, Low Duration Bond’s Investor C3 Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C3 Share fees.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to October 2, 2006, High Yield Bond’s and Core Bond’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees. Prior to July 18, 2011, Low Duration Bond’s Class R Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Class R Share fees.

Investor B Shares are available only through exchanges and dividend reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans.

Investor A1, Investor B1, Investor C1, Investor C2 and Investor C3 Shares of their respective Funds are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at NAV on the ex-dividend/payable dates. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements. The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

10	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on April 1, 2016 and held through September 30, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and NAV. However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	11

Schedule of Investments September 30, 2016	BlackRock Core Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACAS CLO Ltd.:
Series 2012-1A, Class BR, 3.18%, 9/20/23 (a)(b)	USD	1,640	$1,639,995
Series 2015-2A, Class B, 2.99%, 10/28/27 (a)(b)		1,500	1,504,214
Adirondack Park CLO Ltd., Series 2013-1A, Class B, 2.68%, 4/15/24 (a)(b)		320	319,981
ALM V Ltd., Series 2012-5A, Class A2R, 2.83%, 10/18/27 (a)(b)		1,000	995,130
ALM VII R Ltd., Series 2013-7RA, Class A2, 2.56%, 4/24/24 (a)(b)		1,398	1,395,962
ALM VII R-2 Ltd., Series 2013-7R2A, Class A2, 2.56%, 4/24/24 (a)(b)		605	604,129
ALM XII Ltd., Series 2015-12A, Class B, 3.93%, 4/16/27 (a)(b)		500	501,390
ALM XIV Ltd., Series 2014-14A, Class A1, 2.17%, 7/28/26 (a)(b)		4,240	4,242,120
American Homes 4 Rent, Series 2014-SFR1, Class A, 1.51%, 6/17/31 (a)(b)		322	320,693
AMMC CLO 18 Ltd., Series 2016-18A, Class AL1, 2.24%, 5/26/28 (a)(b)		1,770	1,770,000
AMMC CLO IX Ltd.:
Series 2011-9A, Class B1R, 3.18%, 1/15/22 (a)(b)		3,070	3,074,605
Series 2011-9A, Class CR, 4.28%, 1/15/22 (a)(b)		900	907,526
Anchorage Capital CLO Ltd.:
Series 2013-1A, Class A1, 1.86%, 7/13/25 (a)(b)		670	667,186
Series 2013-1A, Class A2A, 2.42%, 7/13/25 (a)(b)		440	435,499
Apidos CLO IX, Series 2012-9AR, Class BR, 2.53%, 7/15/23 (a)(b)		1,415	1,407,469
Apidos CLO XI:
Series 2012-11A, Class A, 2.07%, 1/17/23 (a)(b)		1,530	1,529,175
Series 2012-11A, Class C, 3.78%, 1/17/23 (a)(b)		1,160	1,160,258
Apidos CLO XII, Series 2013-12A, Class A, 1.78%, 4/15/25 (a)(b)		7,024	6,968,510
Apidos CLO XV, Series 2013-15A, Class A1, 2.05%, 10/20/25 (a)(b)		500	498,739
Apidos CLO XVI, Series 2013-16A, Class A1, 2.14%, 1/19/25 (a)(b)		950	950,622
Apidos CLO XVIII, Series 2014-18A, Class A1, 2.11%, 7/22/26 (a)(b)		370	369,173
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, 2.20%, 9/15/26 (a)(b)		1,300	1,300,000

Asset-Backed Securities		Par (000)	Value
ARES IIIR/IVR CLO Ltd., Series 2007-3RA, Class A2, 0.90%, 4/16/21 (a)(b)	USD	1,011	$1,003,273
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A1L, 2.32%, 2/17/26 (a)(b)		2,330	2,330,000
Atlas Senior Loan Fund Ltd., Series 2012-1A, Class A3LR, 3.26%, 8/15/24 (a)(b)		330	330,000
B2R Mortgage Trust:
Series 2015-1, Class A1, 2.52%, 5/15/48 (a)		426	426,445
Series 2015-2, Class A, 3.34%, 11/15/48 (a)		1,038	1,065,286
Babson CLO Ltd.:
Series 2012-1A, Class A2, 2.68%, 4/15/22 (a)(b)		500	500,537
Series 2012-1A, Class B, 3.18%, 4/15/22 (a)(b)		500	500,573
Series 2013-IA, Class A, 1.80%, 4/20/25 (a)(b)		1,790	1,783,287
Battalion CLO IV Ltd., Series 2013-4A, Class A1, 2.10%, 10/22/25 (a)(b)		3,965	3,956,839
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A1, 1.88%, 7/15/24 (a)(b)		1,850	1,841,346
Benefit Street Partners CLO Ltd., Series 2012-IA, Class A2R, 2.93%, 10/15/25 (a)(b)		2,550	2,567,595
BlueMountain CLO II Ltd., Series 2006-2A, Class B, 1.28%, 7/15/18 (a)(b)		500	489,300
BlueMountain CLO Ltd.:
Series 2012-1A, Class C, 3.95%, 7/20/23 (a)(b)		250	250,950
Series 2012-2A, Class B1, 2.87%, 11/20/24 (a)(b)		3,100	3,099,285
Series 2013-2A, Class A, 1.90%, 1/22/25 (a)(b)		360	358,753
Series 2013-4A, Class A, 2.18%, 4/15/25 (a)(b)		2,510	2,510,000
Series 2014-2A, Class A, 2.15%, 7/20/26 (a)(b)		280	280,202
Canyon Capital CLO Ltd., Series 2006-1A, Class A1, 0.90%, 12/15/20 (a)(b)		426	419,685
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-2A, Class B1R, 2.80%, 7/20/23 (a)(b)		510	509,987
Series 2012-4A, Class A, 2.09%, 1/20/25 (a)(b)		5,830	5,829,850

Portfolio Abbreviations
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	OTC	Over-the-counter
AKA	Also Known As	FKA	Formerly Known As	PIK	Payment-in-kind
AUD	Australian Dollar	GBP	British Pound	RB	Revenue Bonds
BRL	Brazilian Real	GO	General Obligation Bonds	REIT	Real Estate Investment Trust
BZDIOVER	Overnight Brazil CETIP - Interbank Rate	HUF	Hungarian Forint	REMIC	Real Estate Mortgage Investment Conduit
CAD	Canadian Dollar	INR	Indian Rupee	RUB	Russian Ruble
CDO	Collateralized Debt Obligation	JPY	Japanese Yen	S&P	Standard & Poor’s
CLO	Collateralized Loan Obligation	KRW	South Korean Won	SAR	Saudi Riyal
CLP	Chilean Peso	LIBOR	London Interbank Offered Rate	SCA	Svenska Celluosa Aktiebolaget
CNH	Chinese Yuan Offshore	MXIBTIIE	Mexico Interbank TIIE 28 Day	SEK	Swedish Krona
CNY	Chinese Yuan	MXN	Mexican Peso	TBA	To-be-announced
COOIS	Columbia Overnight Index Swap	MYR	Malaysian Ringgit	TRY	Turkish Lira
COP	Colombian Peso	NOK	Norwegian Krone	TWD	Taiwan New Dollar
ETF	Exchange-Traded Fund	NZD	New Zealand Dollar	USD	US Dollar
EUR	Euro	OIS	Overnight Index Swap	ZAR	South African Rand

See Notes to Financial Statements.

12	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Asset-Backed Securities		Par (000)	Value
CIFC Funding Ltd.:
Series 2013-4A, Class B1, 2.68%, 11/27/24 (a)(b)	USD	1,780	$1,768,485
Series 2014-1A, Class A, 2.18%, 4/18/25 (a)(b)		560	559,440
Series 2014-2A, Class A1L, 2.31%, 5/24/26 (a)(b)		2,914	2,913,924
Series 2014-5A, Class A1, 2.26%, 1/17/27 (a)(b)		5,690	5,693,384
Series 2015-3A, Class A, 2.11%, 10/19/27 (a)(b)		1,060	1,057,679
Colony American Homes, Series 2015-1A, Class A, 1.71%, 7/17/32 (a)(b)		1,176	1,177,864
Dryden XXV Senior Loan Fund, Series 2012-25A, Class A, 2.06%, 1/15/25 (a)(b)		3,290	3,290,572
Eastland CLO Ltd., Series 2007-1A, Class A2A, 0.99%, 5/01/22 (a)(b)		2,082	2,076,124
Flatiron CLO Ltd., Series 2011-1A, Class A, 2.23%, 1/15/23 (a)(b)		701	700,709
Ford Credit Floorplan Master Owner Trust, Series 2012-5, Class C, 2.14%, 9/15/19		2,085	2,091,869
GSAA Home Equity Trust, Series 2006-5, Class 2A1, 0.59%, 3/25/36 (b)		852	476,843
GT Loan Financing I Ltd., Series 2013-1A, Class A, 2.01%, 10/28/24 (a)(b)		4,330	4,318,112
Highbridge Loan Management Ltd.:
Series 2012-1AR, Class A2R, 2.90%, 9/20/22 (a)(b)		1,230	1,231,713
Series 6A-2015, Class A, 2.23%, 5/05/27 (a)(b)		2,100	2,095,257
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1, Class A, 1.50%, 1/15/24 (a)(b)		51	49,131
Invitation Homes Trust:
Series 2014-SFR1, Class A, 1.51%, 6/17/31 (a)(b)		1,172	1,168,424
Series 2014-SFR2, Class A, 1.61%, 9/17/31 (a)(b)		945	943,916
Series 2014-SFR2, Class C, 2.73%, 9/17/31 (a)(b)		550	552,376
Series 2014-SFR3, Class A, 1.71%, 12/17/31 (a)(b)		678	678,741
Series 2015-SFR3, Class A, 1.81%, 8/17/32 (a)(b)		1,483	1,490,706
KKR Financial CLO Ltd., Series 2013-1A, Class A1, 1.83%, 7/15/25 (a)(b)		3,985	3,970,529
LCM IX LP, Series 9A, Class C, 3.52%, 7/14/22 (a)(b)		500	501,250
LCM XI LP, Series 11A, Class B, 2.84%, 4/19/22 (a)(b)		790	789,964
Lime Street CLO Ltd., Series 2007-1A, Class B, 1.20%, 6/20/21 (a)(b)		500	482,435
Madison Park Funding VIII Ltd., Series 2012-8A, Class BR, 2.90%, 4/22/22 (a)(b)		250	250,000
Madison Park Funding X Ltd., Series 2012-10A, Class B1, 3.05%, 1/20/25 (a)(b)		1,330	1,332,660
Mid-State Trust VII, Series 7, Class A, 6.34%, 10/15/36		2,197	2,337,271
Mountain Hawk I CLO Ltd., Series 2013-1A, Class B1, 2.88%, 1/20/24 (a)(b)		990	980,892
Mountain View CLO Ltd., Series 2013-1A, Class A, 1.83%, 4/12/24 (a)(b)		7,500	7,459,198
Muir Woods CLO Ltd., Series 2012-1A, Class C, 4.41%, 9/14/23 (a)(b)		500	500,731

Asset-Backed Securities		Par (000)	Value
Navient Private Education Loan Trust:
Series 2014-CTA, Class B, 2.26%, 10/17/44 (a)(b)	USD	895	$846,371
Series 2015-AA, Class A2A, 2.65%, 12/15/28 (a)		720	737,001
Series 2015-AA, Class A2B, 1.72%, 12/15/28 (a)(b)		680	685,777
Series 2015-AA, Class A3, 2.21%, 11/15/30 (a)(b)		632	648,537
Series 2016-AA, Class A2B, 2.66%, 12/15/45 (a)(b)		1,660	1,733,940
Series 2016-AA, Class B, 3.50%, 12/16/58 (a)		800	770,497
Neuberger Berman CLO XIII Ltd.:
Series 2012-13A, Class B, 3.01%, 1/23/24 (a)(b)		3,250	3,249,757
Series 2012-13A, Class C, 3.56%, 1/23/24 (a)(b)		500	504,100
Neuberger Berman CLO XVI Ltd., Series 2014-16A, Class B2R, 2.83%, 4/15/26 (a)(b)		635	635,000
Northwoods Capital IX Ltd., Series 2012-9A, Class A, 2.10%, 1/18/24 (a)(b)		3,895	3,891,250
Oaktree EIF II Ltd., Series 2014-A2, Class B, 3.12%, 11/15/25 (a)(b)		1,005	1,005,018
OCP CLO Ltd., Series 2015-8A, Class A1, 2.21%, 4/17/27 (a)(b)		200	200,021
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 1.80%, 7/17/25 (a)(b)		4,590	4,532,625
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A2R, 2.31%, 10/25/25 (a)(b)		2,390	2,390,000
OHA Credit Partners IX Ltd., Series 2013-9A, Class A1, 2.10%, 10/20/25 (a)(b)		250	249,660
OHA Credit Partners VIII Ltd., Series 2013-8A, Class A, 1.82%, 4/20/25 (a)(b)		1,240	1,235,090
OHA Loan Funding Ltd., Series 2013-2A, Class A, 2.09%, 8/23/24 (a)(b)		4,495	4,483,238
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		1,495	1,496,412
Series 2014-1A, Class B, 3.24%, 6/18/24 (a)		1,415	1,424,999
Series 2014-2A, Class B, 3.02%, 9/18/24 (a)		850	848,802
Series 2015-1A, Class A, 3.19%, 3/18/26 (a)		997	1,007,156
Series 2015-1A, Class B, 3.85%, 3/18/26 (a)		997	1,013,397
Series 2015-2A, Class B, 3.10%, 7/18/25 (a)		2,566	2,569,082
OZLM Funding IV Ltd., Series 2013-4A, Class A1, 1.85%, 7/22/25 (a)(b)		8,315	8,254,301
OZLM Funding Ltd.:
Series 2012-2A, Class A1, 2.24%, 10/30/23 (a)(b)		4,090	4,090,000
Series 2012-2A, Class A2, 3.41%, 10/30/23 (a)(b)		250	250,750
OZLM VI Ltd., Series 2014-6A, Class B, 3.58%, 4/17/26 (a)(b)		380	379,976
OZLM VII Ltd., Series 2014-7A, Class A1A, 2.10%, 7/17/26 (a)(b)		1,860	1,856,051
PFS Tax Lien Trust, Series 2014-1, Class NOTE, 1.44%, 5/15/29 (a)		957	951,337

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	13

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Asset-Backed Securities		Par (000)	Value
Progress Residential Trust:
Series 2015-SFR2, Class A, 2.74%, 6/12/32 (a)	USD	785	$795,657
Series 2016-SFR1, Class A, 1.98%, 9/17/33 (a)(b)		920	929,998
Scholar Funding Trust, Series 2011-A, Class A, 1.64%, 10/28/43 (a)(b)		4,645	4,458,473
Sheridan Square CLO Ltd., Series 2013-1A, Class A2, 1.85%, 4/15/25 (a)(b)		2,440	2,426,369
Silvermore CLO Ltd., Series 2014-1A, Class A1, 2.27%, 5/15/26 (a)(b)		1,289	1,284,560
SLC Private Student Loan Trust, Series 2010-B, Class A2, 4.01%, 7/15/42 (a)(b)		734	750,024
SLM Private Credit Student Loan Trust:
Series 2003-B, Class A2, 1.05%, 3/15/22 (b)		1,119	1,109,230
Series 2004-B, Class A2, 1.05%, 6/15/21 (b)		836	833,769
Series 2004-B, Class A3, 1.18%, 3/15/24 (b)		2,200	2,076,769
Series 2006-B, Class A4, 0.83%, 3/15/24 (b)		24	23,973
Series 2006-C, Class A4, 0.82%, 3/15/23 (b)		230	228,768
SLM Private Education Loan Trust:
Series 2011-B, Class A3, 2.76%, 6/16/42 (a)(b)		1,912	1,992,320
Series 2011-C, Class A2A, 3.76%, 10/17/44 (a)(b)		1,723	1,792,562
Series 2012-A, Class A1, 1.91%, 8/15/25 (a)(b)		1,191	1,193,288
Series 2012-E, Class A1, 1.26%, 10/16/23 (a)(b)		381	381,345
Series 2012-E, Class A2B, 2.26%, 6/15/45 (a)(b)		1,000	1,015,295
Series 2013-A, Class A1, 1.11%, 8/15/22 (a)(b)		1,073	1,074,817
Series 2013-A, Class B, 2.50%, 3/15/47 (a)		435	423,881
Series 2013-B, Class B, 3.00%, 5/16/44 (a)		585	578,060
Series 2014-A, Class A1, 1.11%, 7/15/22 (a)(b)		760	760,599
SMB Private Education Loan Trust:
Series 2014-A, Class A1, 1.01%, 9/15/21 (a)(b)		1,226	1,226,206
Series 2014-A, Class A3, 2.01%, 4/15/32 (a)(b)		590	593,100
Series 2015-A, Class A2A, 2.49%, 6/15/27 (a)		980	998,000
Series 2015-A, Class A3, 2.01%, 2/17/32 (a)(b)		1,100	1,105,641
Series 2015-B, Class A2B, 1.71%, 7/15/27 (a)(b)		680	681,286
Series 2015-B, Class A3, 2.26%, 5/17/32 (a)(b)		2,920	2,978,508
Series 2015-B, Class B, 3.50%, 12/17/40 (a)		1,530	1,499,079
Series 2015-C, Class A2B, 1.92%, 7/15/27 (a)(b)		330	335,993
Series 2015-C, Class A3, 2.46%, 8/16/32 (a)(b)		1,120	1,161,839
Series 2016-A, Class A2A, 2.70%, 5/15/31 (a)		800	815,276
Series 2016-A, Class A2B, 2.01%, 5/15/31 (a)(b)		2,000	2,029,160
Series 2016-B, Class A2A, 2.43%, 2/17/32 (a)		1,261	1,263,910
Series 2016-B, Class A2B, 1.94%, 2/17/32 (a)(b)		1,690	1,710,049

Asset-Backed Securities		Par (000)	Value
SoFi Professional Loan Program LLC:
Series 2015-D, Class A2, 2.72%, 10/27/36 (a)	USD	981	$1,004,102
Series 2016-C, Class A2B, 2.36%, 12/27/32 (a)		410	413,872
Series 2016-D, Class A2B, 2.34%, 4/25/33 (a)		380	379,946
Sound Point CLO I Ltd., Series 2012-1A, Class B, 3.40%, 10/20/23 (a)(b)		250	250,035
Sound Point CLO IV Ltd., Series 2013-3A, Class A, 2.07%, 1/21/26 (a)(b)		1,505	1,499,687
Sound Point CLO VI Ltd., Series 2014-2A, Class A1, 2.06%, 10/20/26 (a)(b)		940	933,640
Sound Point CLO XI Ltd., Series 2016-1A, Class A, 2.18%, 7/20/28 (a)(b)		2,000	2,007,400
Sound Point CLO XII Ltd., Series 2016-2A, Class A, 2.14%, 10/20/28 (a)(b)		1,010	1,012,525
Springleaf Funding Trust, Series 2015-AA, Class B, 3.62%, 11/15/24 (a)		1,445	1,457,872
Structured Asset Securities Corp. Assistance Loan Trust, Series 2003-AL1, Class A, 3.36%, 4/25/31 (a)		570	560,668
SWAY Residential Trust, Series 2014-1, Class A, 1.83%, 1/17/32 (a)(b)		4,186	4,191,318
Symphony CLO XI Ltd., Series 2013-11A, Class B1, 2.88%, 1/17/25 (a)(b)		280	281,988
TICP CLO III Ltd.:
Series 2014-3A, Class A, 2.24%, 1/20/27 (a)(b)		1,863	1,862,189
Series 2014-3A, Class B1, 3.05%, 1/20/27 (a)(b)		250	250,020
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.78%, 5/17/32 (a)(b)		528	526,599
Trimaran CLO VII Ltd., Series 2007-1A, Class A3L, 1.52%, 6/15/21 (a)(b)		200	196,244
Venture X CLO Ltd., Series 2012-10A, Class C, 3.95%, 7/20/22 (a)(b)		500	500,026
Venture XIX CLO Ltd., Series 2014-19A, Class A, 2.28%, 1/15/27 (a)(b)		1,190	1,190,274
Venture XVIII CLO Ltd., Series 2014-18A, Class A, 2.13%, 10/15/26 (a)(b)		3,230	3,227,043
Voya CLO Ltd.:
Series 2012-1A, Class A2R, 2.51%, 3/14/22 (a)(b)		1,000	1,000,027
Series 2012-2A, Class BR, 2.63%, 10/15/22 (a)(b)		1,120	1,120,327
Series 2013-3A, Class A1, 2.13%, 1/18/26 (a)(b)		2,175	2,173,651
Series 2013-3A, Class A2, 2.48%, 1/18/26 (a)(b)		620	614,398
Ziggurat CLO I Ltd., Series 2014-1A, Class A1, 2.26%, 10/17/26 (a)(b)		4,160	4,172,896
Total Asset-Backed Securities — 7.4%			238,850,464

Corporate Bonds
Aerospace & Defense — 0.4%
BAE Systems Holdings, Inc.:
2.85%, 12/15/20 (a)		568	581,389
3.85%, 12/15/25 (a)		369	392,384
4.75%, 10/07/44 (a)		107	118,310
Boeing Co.:
2.35%, 10/30/21		630	650,852
2.20%, 10/30/22		179	181,931
2.60%, 10/30/25		255	263,031

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Corporate Bonds		Par (000)	Value
Lockheed Martin Corp.:
3.10%, 1/15/23	USD	242	$255,199
3.55%, 1/15/26		661	714,269
3.60%, 3/01/35		1,192	1,221,813
4.50%, 5/15/36		262	298,142
4.07%, 12/15/42		821	879,479
4.70%, 5/15/46		761	904,160
Northrop Grumman Corp., 3.85%, 4/15/45		803	833,180
United Technologies Corp.:
1.78%, 5/04/18 (c)		3,519	3,538,179
4.15%, 5/15/45		956	1,058,189

			11,890,507
Air Freight & Logistics — 0.2%
FedEx Corp.:
4.90%, 1/15/34		1,826	2,094,992
3.90%, 2/01/35		164	168,756
4.10%, 2/01/45		968	1,003,798
4.75%, 11/15/45		849	969,791
4.55%, 4/01/46		1,173	1,302,947

			5,540,284
Airlines — 0.2%
American Airlines Pass-Through Trust, Series 2015-1, Class A, 3.38%, 5/01/27		3,431	3,516,263
Southwest Airlines Co.:
2.75%, 11/06/19		790	814,985
2.65%, 11/05/20		1,259	1,292,056

			5,623,304
Auto Components — 0.1%
BorgWarner, Inc., 3.38%, 3/15/25		1,159	1,185,558
Delphi Automotive PLC:
4.25%, 1/15/26		1,505	1,639,511
4.40%, 10/01/46		642	655,393

			3,480,462
Automobiles — 0.1%
Daimler Finance North America LLC, 2.45%, 5/18/20 (a)		2,660	2,716,153
Banks — 3.5%
Bank of America Corp.:
2.25%, 4/21/20		3,209	3,231,094
3.30%, 1/11/23		2,966	3,070,308
3.88%, 8/01/25		5,666	6,053,084
4.88%, 4/01/44		345	399,830
BB&T Corp., 2.45%, 1/15/20		1,685	1,724,318
Branch Banking & Trust Co., 2.30%, 10/15/18		1,380	1,403,474
Citigroup, Inc.:
1.80%, 2/05/18		2,564	2,570,464
2.50%, 9/26/18		2,919	2,965,322
2.50%, 7/29/19		5,149	5,253,782
3.50%, 5/15/23		1,779	1,827,640
3.88%, 3/26/25		1,890	1,950,493
4.13%, 7/25/28		3,359	3,414,853
Citizens Bank N.A., 2.30%, 12/03/18		1,128	1,141,033
Cooperatieve Rabobank UA, 4.38%, 8/04/25		1,997	2,107,386
Fifth Third Bank, 2.25%, 6/14/21		2,535	2,577,337
HSBC Holdings PLC, 2.65%, 1/05/22		9,668	9,635,100
JPMorgan Chase & Co.:
1.35%, 2/15/17		3,969	3,970,901
2.20%, 10/22/19		1,664	1,690,093
2.75%, 6/23/20		125	128,632
2.55%, 10/29/20		3,280	3,340,837
3.88%, 9/10/24		3,755	3,953,166

Corporate Bonds		Par (000)	Value
Banks (continued)
3.90%, 7/15/25	USD	1,690	$1,822,357
3.20%, 6/15/26		2,099	2,154,202
4.25%, 10/01/27		1,585	1,700,610
Lloyds Banking Group PLC, 5.30%, 12/01/45 (a)		386	415,525
Royal Bank of Scotland Group PLC, 3.88%, 9/12/23		7,464	7,344,524
Santander UK Group Holdings PLC:
2.88%, 8/05/21		13,690	13,684,428
4.75%, 9/15/25 (a)		1,024	1,025,151
U.S. Bancorp:
2.95%, 7/15/22		2,700	2,812,833
3.10%, 4/27/26		1,656	1,710,635
2.38%, 7/22/26		3,770	3,723,376
Wells Fargo & Co.:
2.60%, 7/22/20		1,098	1,120,278
2.55%, 12/07/20		1,391	1,418,297
2.10%, 7/26/21		6,500	6,477,731
3.55%, 9/29/25		2,107	2,225,352
3.90%, 5/01/45		1,408	1,448,579
4.90%, 11/17/45		787	866,496

			112,359,521
Beverages — 0.8%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 2/01/21		4,356	4,494,939
3.30%, 2/01/23		2,530	2,670,438
3.65%, 2/01/26		8,623	9,261,102
4.70%, 2/01/36		1,010	1,161,271
4.90%, 2/01/46		964	1,146,949
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42		633	633,579
Molson Coors Brewing Co.:
3.00%, 7/15/26		2,263	2,278,674
5.00%, 5/01/42		446	516,553
4.20%, 7/15/46		806	839,804
PepsiCo, Inc., 4.45%, 4/14/46		1,840	2,178,597

			25,181,906
Biotechnology — 0.9%
AbbVie, Inc.:
2.50%, 5/14/20		2,557	2,606,795
2.90%, 11/06/22		1,994	2,044,634
4.50%, 5/14/35		944	1,006,036
Amgen, Inc.:
2.13%, 5/01/20		1,820	1,847,682
4.40%, 5/01/45		3,382	3,552,534
4.66%, 6/15/51 (a)		1,825	1,950,555
Biogen, Inc.:
2.90%, 9/15/20		726	753,989
3.63%, 9/15/22		1,240	1,328,158
4.05%, 9/15/25		1,044	1,136,654
5.20%, 9/15/45		820	964,529
Celgene Corp.:
2.25%, 5/15/19		1,533	1,559,035
3.25%, 8/15/22		1,551	1,627,874
Gilead Sciences, Inc.:
2.35%, 2/01/20		436	447,474
2.50%, 9/01/23		1,217	1,229,900
3.65%, 3/01/26		392	421,918
4.60%, 9/01/35		446	490,350
4.80%, 4/01/44		2,952	3,294,476

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	15

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Corporate Bonds		Par (000)	Value
Biotechnology (continued)
4.50%, 2/01/45	USD	946	$1,010,196
4.75%, 3/01/46		1,005	1,123,140

			28,395,929
Capital Markets — 2.0%
Bank of New York Mellon Corp.:
2.10%, 1/15/19		2,546	2,588,559
2.05%, 5/03/21		11,382	11,459,113
Credit Suisse AG, 3.00%, 10/29/21		1,540	1,584,312
Credit Suisse Group Funding Guernsey Ltd.:
2.75%, 3/26/20		2,789	2,799,152
4.88%, 5/15/45		1,077	1,137,593
Goldman Sachs Group, Inc.:
2.63%, 1/31/19		4,578	4,671,515
2.00%, 4/25/19		813	818,415
2.60%, 4/23/20		2,065	2,098,777
2.75%, 9/15/20		1,050	1,075,542
2.63%, 4/25/21		1,757	1,784,119
2.35%, 11/15/21		5,186	5,173,968
3.50%, 1/23/25		1,137	1,175,867
3.75%, 5/22/25		4,025	4,226,524
4.80%, 7/08/44		653	734,435
Jefferies Group LLC, 6.50%, 1/20/43		456	475,926
Morgan Stanley:
2.80%, 6/16/20		3,482	3,572,072
3.75%, 2/25/23		1,799	1,910,704
3.70%, 10/23/24		2,571	2,712,809
4.00%, 7/23/25		3,710	3,989,582
State Street Corp., 2.65%, 5/19/26		3,383	3,421,478
UBS Group Funding Jersey Ltd.:
2.65%, 2/01/22 (a)		6,380	6,368,127
4.13%, 9/24/25 (a)		1,062	1,112,964

			64,891,553
Chemicals — 0.3%
Agrium, Inc., 4.13%, 3/15/35		828	813,974
Air Liquide Finance SA:
2.50%, 9/27/26 (a)		1,112	1,118,217
3.50%, 9/27/46 (a)		418	422,950
CF Industries, Inc.:
3.45%, 6/01/23		885	891,656
5.38%, 3/15/44		1,437	1,418,786
Dow Chemical Co.:
4.38%, 11/15/42		491	499,836
4.63%, 10/01/44		733	776,642
Eastman Chemical Co., 4.80%, 9/01/42		901	923,629
Ecolab, Inc., 2.25%, 1/12/20		1,121	1,141,975
Monsanto Co., 3.60%, 7/15/42		1,288	1,157,799
Sherwin-Williams Co., 4.00%, 12/15/42		398	391,190

			9,556,654
Commercial Services & Supplies — 0.2%
Aviation Capital Group Corp., 2.88%, 9/17/18 (a)		2,655	2,688,187
Republic Services, Inc., 3.20%, 3/15/25		1,893	1,981,295
Waste Management, Inc.:
3.13%, 3/01/25		855	897,010
3.90%, 3/01/35		947	1,009,732

			6,576,224
Communications Equipment — 0.1%
Harris Corp.:
2.70%, 4/27/20		522	531,756

Corporate Bonds		Par (000)	Value
Communications Equipment (continued)
4.85%, 4/27/35	USD	1,505	$1,653,203
5.05%, 4/27/45		625	715,793
Juniper Networks, Inc., 3.30%, 6/15/20		1,064	1,103,270

			4,004,022
Construction Materials — 0.1%
LafargeHolcim Finance U.S. LLC, 4.75%, 9/22/46 (a)		2,629	2,716,414
Consumer Finance — 2.1%
American Express Credit Corp.:
1.13%, 6/05/17		4,908	4,905,571
2.25%, 8/15/19		2,894	2,953,078
Capital One Bank USA N.A., 2.30%, 6/05/19		250	252,898
Capital One Financial Corp.:
4.75%, 7/15/21		65	72,332
4.20%, 10/29/25		491	512,256
3.75%, 7/28/26		9,690	9,724,341
Capital One N.A., 2.40%, 9/05/19		250	253,954
Discover Bank, 3.45%, 7/27/26		1,713	1,723,002
Ford Motor Credit Co. LLC:
1.72%, 12/06/17		8,843	8,851,312
2.15%, 1/09/18		1,938	1,948,099
2.02%, 5/03/19		8,728	8,745,028
3.34%, 3/18/21		4,547	4,678,117
4.25%, 9/20/22		1,752	1,895,717
General Motors Financial Co., Inc.:
3.10%, 1/15/19		651	663,583
3.70%, 11/24/20		1,784	1,856,487
3.20%, 7/06/21		6,899	6,983,727
3.45%, 4/10/22		1,524	1,545,804
4.00%, 1/15/25		2,580	2,604,371
Synchrony Financial:
2.60%, 1/15/19		1,381	1,397,267
2.70%, 2/03/20		742	751,299
4.50%, 7/23/25		1,599	1,689,746
Toyota Motor Credit Corp., 2.75%, 5/17/21		2,314	2,415,883

			66,423,872
Containers & Packaging — 0.1%
International Paper Co.:
3.65%, 6/15/24		1,016	1,068,652
4.80%, 6/15/44		618	652,313

			1,720,965
Diversified Financial Services — 0.8%
Berkshire Hathaway, Inc., 3.13%, 3/15/26		3,867	4,064,449
BHP Billiton Finance USA Ltd., 5.00%, 9/30/43		1,830	2,162,899
BP Capital Markets PLC, 2.24%, 5/10/19		2,933	2,979,831
GE Capital International Funding Co., 3.37%, 11/15/25		4,158	4,499,027
General Electric Co.:
3.15%, 9/07/22		617	655,930
3.10%, 1/09/23		979	1,040,059
Intercontinental Exchange, Inc.:
2.75%, 12/01/20		881	916,240
3.75%, 12/01/25		563	609,395
Moody’s Corp., 4.50%, 9/01/22		1,260	1,402,956
Shell International Finance BV:
2.13%, 5/11/20		3,827	3,884,749
4.13%, 5/11/35		3,400	3,646,837
3.63%, 8/21/42		821	793,795

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Corporate Bonds		Par (000)	Value
Diversified Financial Services (continued)
Woodside Finance Ltd., 3.65%, 3/05/25 (a)	USD	236	$237,966

			26,894,133
Diversified Telecommunication Services — 1.4%
AT&T Inc.:
2.38%, 11/27/18		1,237	1,260,290
2.30%, 3/11/19		1,546	1,571,951
2.45%, 6/30/20		3,151	3,209,215
4.60%, 2/15/21		3,717	4,077,716
3.88%, 8/15/21		1,796	1,938,674
3.00%, 6/30/22		3,143	3,231,343
3.40%, 5/15/25		3,583	3,681,203
6.38%, 3/01/41		780	977,345
4.30%, 12/15/42		1,745	1,721,172
4.75%, 5/15/46		769	804,724
Verizon Communications, Inc.:
2.63%, 2/21/20		4,203	4,322,407
3.45%, 3/15/21		4,356	4,641,270
2.63%, 8/15/26		3,825	3,754,123
5.05%, 3/15/34		889	999,212
4.40%, 11/01/34		3,454	3,654,809
3.85%, 11/01/42		3,807	3,623,567
4.13%, 8/15/46		851	851,235
4.86%, 8/21/46		2,083	2,333,091

			46,653,347
Electric Utilities — 1.5%
Alabama Power Co., 2.80%, 4/01/25		351	363,995
Baltimore Gas & Electric Co., 3.50%, 8/15/46		798	797,852
Commonwealth Edison Co., 4.70%, 1/15/44		1,636	1,950,719
Duke Energy Carolinas LLC:
4.25%, 12/15/41		2,567	2,851,762
3.75%, 6/01/45		851	887,689
Duke Energy Corp.:
3.05%, 8/15/22		129	134,849
3.75%, 4/15/24		1,337	1,443,804
2.65%, 9/01/26		892	875,290
4.80%, 12/15/45		1,150	1,305,569
3.75%, 9/01/46		575	557,620
Duke Energy Florida LLC:
5.90%, 3/01/33		645	802,200
3.85%, 11/15/42		851	887,971
Emera U.S. Finance LP:
2.15%, 6/15/19 (a)		1,705	1,723,649
2.70%, 6/15/21 (a)		2,554	2,613,654
3.55%, 6/15/26 (a)		2,020	2,093,528
Entergy Arkansas, Inc., 3.70%, 6/01/24		3,444	3,744,424
Entergy Corp., 2.95%, 9/01/26		3,062	3,066,985
Exelon Corp.:
2.85%, 6/15/20		1,186	1,229,747
2.45%, 4/15/21		470	479,384
Florida Power & Light Co.:
5.69%, 3/01/40		351	474,361
3.80%, 12/15/42		794	857,599
Northern States Power Co., 3.60%, 5/15/46		3,077	3,220,487
PacifiCorp:
3.60%, 4/01/24		4,499	4,900,549
3.35%, 7/01/25		3,089	3,325,639
Progress Energy, Inc., 4.88%, 12/01/19		372	407,453
Public Service Co. of Colorado, 2.50%, 3/15/23		1,723	1,755,801
Puget Sound Energy, Inc., 4.30%, 5/20/45		1,788	2,057,682
Southern California Edison Co., 1.25%, 11/01/17		808	809,734

Corporate Bonds		Par (000)	Value
Electric Utilities (continued)
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (a)	USD	2,784	$2,968,226

			48,588,222
Electrical Equipment — 0.0%
Rockwell Automation, Inc., 2.88%, 3/01/25		1,344	1,390,338
Energy Equipment & Services — 0.1%
Halliburton Co., 3.80%, 11/15/25		1,980	2,047,045
Schlumberger Holdings Corp., 3.00%, 12/21/20 (a)		2,393	2,495,262
Transocean, Inc., 6.80%, 3/15/38		345	225,975

			4,768,282
Equity Real Estate Investment Trusts (REITs) — 0.7%
American Tower Corp.:
3.30%, 2/15/21		1,090	1,139,469
3.45%, 9/15/21		1,247	1,312,414
2.25%, 1/15/22		9,561	9,541,486
3.50%, 1/31/23		318	331,695
5.00%, 2/15/24		302	342,070
4.40%, 2/15/26		214	234,389
3.38%, 10/15/26		1,987	2,014,057
AvalonBay Communities, Inc., 3.50%, 11/15/25		202	211,093
Crown Castle International Corp.:
3.40%, 2/15/21		572	598,623
2.25%, 9/01/21		2,097	2,095,301
3.70%, 6/15/26		439	458,053
ERP Operating LP, 3.38%, 6/01/25		842	878,875
Omega Healthcare Investors, Inc., 4.50%, 4/01/27		757	760,983
Prologis LP, 3.75%, 11/01/25		334	359,337
Simon Property Group LP:
2.50%, 7/15/21		652	669,303
3.38%, 10/01/24		1,279	1,358,283
4.25%, 10/01/44		913	994,928

			23,300,359
Food & Staples Retailing — 0.3%
CVS Health Corp.:
4.00%, 12/05/23		1,276	1,405,445
5.30%, 12/05/43		651	807,213
Sysco Corp., 4.50%, 4/01/46		572	623,712
Walgreens Boots Alliance, Inc.:
4.80%, 11/18/44		4,342	4,786,408
4.65%, 6/01/46		92	99,741
Wal-Mart Stores, Inc.:
2.55%, 4/11/23		1,030	1,069,451
4.00%, 4/11/43		786	876,588

			9,668,558
Food Products — 0.1%
Kraft Heinz Foods Co.:
3.00%, 6/01/26		1,618	1,630,908
6.88%, 1/26/39		511	709,289

			2,340,197
Health Care Equipment & Supplies — 0.9%
Abbott Laboratories, 2.55%, 3/15/22		2,600	2,671,575
Becton Dickinson and Co.:
1.45%, 5/15/17		1,312	1,314,167
1.80%, 12/15/17		641	643,918
2.68%, 12/15/19		2,017	2,082,976

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	17

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Corporate Bonds		Par (000)	Value
Health Care Equipment & Supplies (continued)
3.13%, 11/08/21	USD	957	$1,005,832
4.69%, 12/15/44		279	318,194
Boston Scientific Corp.:
2.65%, 10/01/18		1,498	1,532,292
2.85%, 5/15/20		1,680	1,731,455
3.85%, 5/15/25		1,887	2,007,921
Medtronic, Inc.:
2.50%, 3/15/20		1,299	1,343,545
3.13%, 3/15/22		1,240	1,313,348
3.63%, 3/15/24		3,196	3,476,069
4.63%, 3/15/44		1,830	2,140,430
4.63%, 3/15/45		1,502	1,764,832
St. Jude Medical, Inc.:
2.80%, 9/15/20		1,249	1,287,473
3.88%, 9/15/25		400	426,327
Stryker Corp.:
3.38%, 11/01/25		568	595,751
3.50%, 3/15/26		1,000	1,059,345
4.63%, 3/15/46		863	967,970
Zimmer Biomet Holdings, Inc.:
3.55%, 4/01/25		621	640,032
4.25%, 8/15/35		1,477	1,498,863

			29,822,315
Health Care Providers & Services — 1.2%
Aetna, Inc.:
2.40%, 6/15/21		3,095	3,130,837
3.20%, 6/15/26		3,502	3,560,571
4.50%, 5/15/42		1,119	1,224,120
4.13%, 11/15/42		548	565,361
AmerisourceBergen Corp.:
1.15%, 5/15/17		1,676	1,674,926
3.25%, 3/01/25		454	479,868
4.25%, 3/01/45		454	491,700
Anthem, Inc.:
1.88%, 1/15/18		5,395	5,420,961
2.30%, 7/15/18		5,608	5,681,409
3.30%, 1/15/23		2,602	2,726,896
4.65%, 8/15/44		769	838,811
Cigna Corp., 3.25%, 4/15/25		2,837	2,925,080
Express Scripts Holding Co.:
1.25%, 6/02/17		1,368	1,368,387
3.90%, 2/15/22		921	993,761
Laboratory Corp. of America Holdings, 2.63%, 2/01/20		1,130	1,151,351
UnitedHealth Group, Inc.:
2.70%, 7/15/20		687	713,820
2.88%, 12/15/21		1,422	1,498,487
3.35%, 7/15/22		678	728,044
4.63%, 7/15/35		275	319,349
3.95%, 10/15/42		1,734	1,842,344

			37,336,083
Hotels, Restaurants & Leisure — 0.1%
McDonald’s Corp.:
2.75%, 12/09/20		492	510,528
3.70%, 1/30/26		472	507,800
4.70%, 12/09/35		350	396,394
4.60%, 5/26/45		444	498,216
4.88%, 12/09/45		415	481,637

			2,394,575

Corporate Bonds		Par (000)	Value
Household Durables — 0.3%
Newell Brands, Inc.:
2.88%, 12/01/19	USD	2,926	$3,003,993
4.20%, 4/01/26		5,139	5,596,926

			8,600,919
Household Products — 0.1%
Kimberly-Clark Corp.:
1.90%, 5/22/19		2,902	2,958,000
2.65%, 3/01/25		601	624,554
2.75%, 2/15/26		864	897,576

			4,480,130
Independent Power and Renewable Electricity Producers — 0.2%
AES Gener SA, 5.00%, 7/14/25 (a)		308	319,378
IPALCO Enterprises, Inc., 5.00%, 5/01/18		7,350	7,662,375

			7,981,753
Industrial Conglomerates — 0.4%
Eaton Corp., 2.75%, 11/02/22		7,843	8,107,623
General Electric Co., 4.50%, 3/11/44		3,536	4,070,749

			12,178,372
Insurance — 1.6%
Aflac, Inc., 3.63%, 6/15/23		860	924,840
Allstate Corp., 3.15%, 6/15/23		867	919,030
American International Group, Inc.:
3.38%, 8/15/20		1,705	1,799,142
3.75%, 7/10/25		1,141	1,196,733
3.90%, 4/01/26		9,318	9,857,913
3.88%, 1/15/35		869	852,110
4.50%, 7/16/44		1,112	1,132,731
4.38%, 1/15/55		851	804,256
Aon PLC, 4.75%, 5/15/45		1,609	1,744,201
Lincoln National Corp., 3.35%, 3/09/25		496	506,856
Loews Corp., 2.63%, 5/15/23		867	875,025
Marsh & McLennan Cos., Inc., 3.75%, 3/14/26		284	306,973
MassMutual Global Funding II, 2.35%, 4/09/19 (a)		2,955	3,021,532
MetLife, Inc., 4.05%, 3/01/45		2,079	2,062,202
Metropolitan Life Global Funding I:
1.30%, 4/10/17 (a)		11,166	11,177,724
2.30%, 4/10/19 (a)		4,528	4,615,685
Prudential Financial, Inc.:
4.50%, 11/15/20		4,970	5,479,092
4.60%, 5/15/44		2,310	2,467,006
Travelers Cos., Inc., 4.60%, 8/01/43		1,348	1,608,257
XLIT Ltd., 2.30%, 12/15/18		1,417	1,433,841

			52,785,149
Internet & Direct Marketing Retail — 0.1%
Amazon.com, Inc., 2.60%, 12/05/19		2,032	2,108,354
IT Services — 0.9%
Fidelity National Information Services, Inc., 3.63%, 10/15/20		208	220,620
Hewlett Packard Enterprise Co.:
2.85%, 10/05/18 (a)		3,115	3,173,821
3.60%, 10/15/20 (a)		2,756	2,891,659
International Business Machines Corp., 3.45%, 2/19/26		10,290	11,127,236
MasterCard, Inc., 3.38%, 4/01/24		1,755	1,891,994
Total System Services, Inc., 4.80%, 4/01/26		2,949	3,265,522

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Corporate Bonds		Par (000)	Value
IT Services (continued)
Visa, Inc.:
2.80%, 12/14/22	USD	2,860	$2,998,230
3.15%, 12/14/25		2,321	2,451,744
4.15%, 12/14/35		784	887,415

			28,908,241
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc.:
3.30%, 2/15/22		1,266	1,326,683
3.65%, 12/15/25		445	470,082
2.95%, 9/19/26		2,727	2,706,335

			4,503,100
Machinery — 0.1%
Ingersoll-Rand Luxembourg Finance SA:
2.63%, 5/01/20		1,180	1,202,483
4.65%, 11/01/44		247	269,497
John Deere Capital Corp., 3.35%, 6/12/24		2,019	2,166,133

			3,638,113
Media — 2.2%
21st Century Fox America, Inc.:
3.70%, 9/15/24		855	923,504
3.70%, 10/15/25		415	449,489
7.63%, 11/30/28		667	921,050
4.75%, 9/15/44		598	654,887
4.95%, 10/15/45		179	202,923
CBS Corp., 2.30%, 8/15/19		1,622	1,644,210
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 7/23/20 (a)		1,970	2,059,040
4.46%, 7/23/22 (a)		3,971	4,284,955
4.91%, 7/23/25 (a)		2,025	2,233,686
6.38%, 10/23/35 (a)		1,662	1,957,470
6.48%, 10/23/45 (a)		1,978	2,392,039
Comcast Corp.:
2.75%, 3/01/23		5,818	6,028,559
3.38%, 8/15/25		2,318	2,491,006
3.15%, 3/01/26		7,210	7,614,250
4.25%, 1/15/33		535	594,212
4.40%, 8/15/35		2,336	2,645,861
4.60%, 8/15/45		769	888,160
3.40%, 7/15/46		1,500	1,458,153
Cox Communications, Inc., 3.35%, 9/15/26 (a)		1,039	1,047,367
Discovery Communications LLC:
3.45%, 3/15/25		1,007	995,441
4.90%, 3/11/26		4,956	5,384,600
4.88%, 4/01/43		2,876	2,737,014
Interpublic Group of Cos., Inc.:
4.00%, 3/15/22		1,061	1,133,790
3.75%, 2/15/23		806	841,953
NBCUniversal Media LLC, 4.45%, 1/15/43		1,295	1,456,244
Omnicom Group, Inc., 3.65%, 11/01/24		573	608,897
Scripps Networks Interactive, Inc., 2.75%, 11/15/19		1,064	1,092,399
Time Warner Cable LLC:
5.00%, 2/01/20		1,291	1,399,440
4.13%, 2/15/21		2,660	2,823,457
4.00%, 9/01/21		372	394,810
5.50%, 9/01/41		903	963,868
4.50%, 9/15/42		132	125,962
Time Warner, Inc.:
2.10%, 6/01/19		3,584	3,637,767
3.60%, 7/15/25		886	942,442
4.65%, 6/01/44		1,461	1,582,018
Viacom, Inc.:
2.75%, 12/15/19		1,292	1,312,368

Corporate Bonds		Par (000)	Value
Media (continued)
4.50%, 3/01/21	USD	1,345	$1,463,033
2.25%, 2/04/22		2,044	2,034,434
3.45%, 10/04/26		732	731,597

			72,152,355
Metals & Mining — 0.2%
Barrick Gold Corp.:
4.10%, 5/01/23		1,510	1,628,413
5.25%, 4/01/42		1,980	2,171,288
Newmont Mining Corp., 4.88%, 3/15/42		530	558,456
Nucor Corp., 5.20%, 8/01/43		693	790,149
Rio Tinto Finance USA PLC, 4.13%, 8/21/42		1,210	1,243,945

			6,392,251
Multiline Retail — 0.1%
Macy’s Retail Holdings, Inc., 4.50%, 12/15/34		1,030	967,223
Target Corp.:
3.50%, 7/01/24		589	643,987
4.00%, 7/01/42		904	984,620

			2,595,830
Multi-Utilities — 1.0%
Berkshire Hathaway Energy Co.:
2.40%, 2/01/20		1,015	1,039,675
3.50%, 2/01/25		966	1,036,509
CenterPoint Energy Houston Electric LLC, 4.50%, 4/01/44		845	1,002,123
CMS Energy Corp., 3.88%, 3/01/24		2,774	3,026,897
Consumers Energy Co., 3.95%, 5/15/43		819	902,180
Dominion Resources, Inc., 2.50%, 12/01/19		2,350	2,406,745
DTE Electric Co., 3.95%, 6/15/42		851	928,908
DTE Energy Co.:
2.40%, 12/01/19		719	733,320
3.50%, 6/01/24		2,577	2,745,080
2.85%, 10/01/26		7,520	7,502,553
NiSource Finance Corp., 3.85%, 2/15/23		1,395	1,493,265
Pacific Gas & Electric Co.:
4.75%, 2/15/44		1,066	1,272,161
4.30%, 3/15/45		769	862,533
PG&E Corp., 2.40%, 3/01/19		1,383	1,409,887
Sempra Energy, 2.88%, 10/01/22		766	791,883
Virginia Electric & Power Co.:
3.45%, 2/15/24		1,451	1,570,979
3.15%, 1/15/26		310	327,745
4.45%, 2/15/44		794	908,716
4.20%, 5/15/45		1,409	1,571,800

			31,532,959
Oil, Gas & Consumable Fuels — 2.1%
Anadarko Petroleum Corp.:
7.95%, 6/15/39		892	1,103,520
4.50%, 7/15/44		893	819,326
Apache Corp.:
4.75%, 4/15/43		1,610	1,645,035
4.25%, 1/15/44		1,140	1,107,418
Chevron Corp.:
2.19%, 11/15/19		639	651,915
1.96%, 3/03/20		3,253	3,298,217
ConocoPhillips Co., 4.95%, 3/15/26		3,480	3,922,541
Continental Resources, Inc.:
3.80%, 6/01/24		938	858,270
4.90%, 6/01/44		1,039	872,760
Devon Energy Corp.:
5.85%, 12/15/25		1,062	1,195,153
5.00%, 6/15/45		1,220	1,186,859
Energy Transfer Partners LP:
4.75%, 1/15/26		2,000	2,066,302

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	19

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
5.15%, 3/15/45	USD	1,478	$1,369,045
Enterprise Products Operating LLC:
3.90%, 2/15/24		1,016	1,062,672
3.70%, 2/15/26		2,542	2,616,760
4.45%, 2/15/43		2,448	2,397,412
5.10%, 2/15/45		408	438,789
4.90%, 5/15/46		652	685,262
EOG Resources, Inc.:
2.45%, 4/01/20		4,202	4,261,719
4.15%, 1/15/26		859	938,210
Exxon Mobil Corp.:
1.82%, 3/15/19		3,177	3,217,160
4.11%, 3/01/46		1,535	1,715,812
Hess Corp., 5.60%, 2/15/41		1,310	1,305,757
Kinder Morgan Energy Partners LP:
3.50%, 3/01/21		6,569	6,782,801
3.95%, 9/01/22		810	846,179
5.63%, 9/01/41		350	347,174
4.70%, 11/01/42		1,401	1,292,379
Kinder Morgan, Inc.:
3.05%, 12/01/19		554	566,111
5.55%, 6/01/45		757	776,599
5.05%, 2/15/46		1,220	1,161,738
Marathon Petroleum Corp., 4.75%, 9/15/44		749	670,596
Noble Energy, Inc., 5.05%, 11/15/44		1,980	1,954,834
Occidental Petroleum Corp., 3.40%, 4/15/26		1,360	1,434,811
Petro-Canada, 6.80%, 5/15/38		910	1,194,893
Phillips 66, 4.88%, 11/15/44		771	856,495
Pioneer Natural Resources Co., 4.45%, 1/15/26		530	574,792
Plains All American Pipeline LP/PAA Finance Corp., 4.65%, 10/15/25		1,220	1,263,753
Sunoco Logistics Partners Operations LP:
3.90%, 7/15/26		359	366,077
5.35%, 5/15/45		530	541,486
TransCanada PipeLines Ltd.:
1.88%, 1/12/18		758	761,040
2.50%, 8/01/22		1,020	1,023,024
4.63%, 3/01/34		1,868	2,059,711
Valero Energy Corp., 3.65%, 3/15/25		2,188	2,235,248
Williams Partners LP, 4.00%, 9/15/25		2,750	2,749,499

			68,195,154
Paper & Forest Products — 0.0%
Fibria Overseas Finance Ltd., 5.25%, 5/12/24		57	59,280
Georgia-Pacific LLC, 7.38%, 12/01/25		1,203	1,603,449

			1,662,729
Pharmaceuticals — 1.9%
Actavis Funding SCS:
2.35%, 3/12/18		3,691	3,729,058
3.00%, 3/12/20		7,652	7,900,805
3.80%, 3/15/25		8,760	9,271,181
AstraZeneca PLC:
3.38%, 11/16/25		2,215	2,365,554
4.38%, 11/16/45		623	690,003
Bristol-Myers Squibb Co., 4.50%, 3/01/44		1,513	1,812,373
Eli Lilly & Co., 3.70%, 3/01/45		698	750,434
GlaxoSmithKline Capital PLC, 2.85%, 5/08/22		1,297	1,364,838
Johnson & Johnson, 2.45%, 3/01/26		4,797	4,929,853
Mylan, Inc., 3.13%, 1/15/23 (a)		907	899,214
Novartis Capital Corp.:
4.40%, 4/24/20		1,861	2,050,673
3.00%, 11/20/25		885	936,164
4.00%, 11/20/45		620	686,541

Corporate Bonds		Par (000)	Value
Pharmaceuticals (continued)
Pfizer, Inc.:
2.75%, 6/03/26	USD	1,562	$1,614,435
4.30%, 6/15/43		960	1,087,740
4.40%, 5/15/44		701	809,821
Roche Holdings, Inc.:
2.88%, 9/29/21 (a)		1,450	1,525,229
3.00%, 11/10/25 (a)		897	946,618
Shire Acquisitions Investments Ireland DAC:
2.88%, 9/23/23		7,291	7,326,310
3.20%, 9/23/26		3,951	3,972,252
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		724	768,955
Teva Pharmaceutical Finance Netherlands III BV:
2.80%, 7/21/23		2,406	2,412,174
3.15%, 10/01/26		1,233	1,238,704
Zoetis, Inc., 3.25%, 2/01/23		873	899,642

			59,988,571
Road & Rail — 0.6%
Burlington Northern Santa Fe LLC:
3.45%, 9/15/21		495	533,673
3.00%, 3/15/23		1,602	1,685,471
4.15%, 4/01/45		559	615,653
4.70%, 9/01/45		535	629,005
Canadian National Railway Co., 2.75%, 3/01/26		2,757	2,864,024
CSX Corp.:
3.35%, 11/01/25		629	674,516
4.10%, 3/15/44		815	866,750
Norfolk Southern Corp.:
2.90%, 6/15/26		3,524	3,614,246
4.45%, 6/15/45		885	989,082
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.38%, 2/01/22 (a)		981	1,020,163
Ryder System, Inc., 2.45%, 9/03/19		1,181	1,204,957
Union Pacific Corp.:
3.38%, 2/01/35		493	502,900
4.05%, 11/15/45		159	174,132
3.88%, 2/01/55		1,934	1,931,954
4.38%, 11/15/65		705	770,547
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26		1,603	1,666,703

			19,743,776
Semiconductors & Semiconductor Equipment — 0.3%
Analog Devices, Inc.:
3.90%, 12/15/25		283	302,730
5.30%, 12/15/45		286	317,498
Lam Research Corp.:
2.80%, 6/15/21		1,349	1,384,638
3.90%, 6/15/26		728	758,023
NVIDIA Corp.:
2.20%, 9/16/21		4,512	4,525,739
3.20%, 9/16/26		1,470	1,481,575
QUALCOMM, Inc., 4.80%, 5/20/45		1,960	2,139,746

			10,909,949
Software — 0.9%
Microsoft Corp.:
3.50%, 2/12/35		2,108	2,158,105
3.75%, 2/12/45		713	723,649
4.45%, 11/03/45		981	1,115,304
3.70%, 8/08/46		4,198	4,249,153
Oracle Corp.:
2.80%, 7/08/21		6,954	7,264,044

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Corporate Bonds		Par (000)	Value
Software (continued)
2.65%, 7/15/26	USD	6,597	$6,598,201
3.25%, 5/15/30		2,561	2,676,294
4.00%, 7/15/46		2,384	2,463,418
4.38%, 5/15/55		1,016	1,079,265

			28,327,433
Specialty Retail — 0.2%
Home Depot, Inc.:
3.35%, 9/15/25		330	357,666
5.40%, 9/15/40		511	666,091
4.40%, 3/15/45		372	433,163
Lowe’s Cos., Inc.:
3.38%, 9/15/25		363	391,324
4.25%, 9/15/44		730	810,918
4.38%, 9/15/45		273	309,507
QVC, Inc.:
3.13%, 4/01/19		793	813,086
5.13%, 7/02/22		1,339	1,419,274

			5,201,029
Technology Hardware, Storage & Peripherals —0.6%
Apple Inc.:
2.10%, 5/06/19		4,127	4,217,229
3.25%, 2/23/26		6,167	6,554,954
3.45%, 2/09/45		745	711,825
4.65%, 2/23/46		7,833	9,038,702
HP, Inc., 3.75%, 12/01/20		279	293,920

			20,816,630
Textiles, Apparel & Luxury Goods — 0.0%
NIKE, Inc., 3.88%, 11/01/45		963	1,055,669
Tobacco — 0.6%
Altria Group, Inc.:
2.63%, 1/14/20		1,249	1,292,087
2.85%, 8/09/22		870	908,403
4.25%, 8/09/42		529	572,343
5.38%, 1/31/44		1,772	2,231,001
3.88%, 9/16/46		2,270	2,355,014
Philip Morris International, Inc.:
1.13%, 8/21/17		2,480	2,478,750
2.75%, 2/25/26		6,359	6,523,170
4.13%, 3/04/43		852	916,351
4.88%, 11/15/43		1,319	1,586,009
Reynolds American, Inc.:
2.30%, 6/12/18		997	1,011,497
3.25%, 6/12/20		423	445,025

			20,319,650
Trading Companies & Distributors — 0.2%
Air Lease Corp., 3.00%, 9/15/23		5,012	4,955,014
GATX Corp., 2.60%, 3/30/20		1,182	1,197,669

			6,152,683
Wireless Telecommunication Services — 0.2%
Orange SA, 5.50%, 2/06/44		910	1,132,163
Rogers Communications, Inc.:
3.63%, 12/15/25		361	391,596
5.00%, 3/15/44		320	371,567
Vodafone Group PLC:
2.50%, 9/26/22		1,095	1,101,333
4.38%, 2/19/43		2,130	2,133,689

			5,130,348
Total Corporate Bonds — 33.1%			1,069,595,326

Foreign Agency Obligations		Par (000)	Value
Mexico — 0.0%
Petroleos Mexicanos, 4.63%, 9/21/23 (a)	USD	351	$351,491
Norway — 0.2%
Statoil ASA, 2.90%, 11/08/20		5,305	5,558,107
Total Foreign Agency Obligations — 0.2%			5,909,598

Foreign Government Obligations
Colombia — 0.2%
Republic of Colombia, 4.00%, 2/26/24		7,790	8,296,350
Germany — 0.4%
Deutsche Bundesrepublik Inflation Linked Bonds, 0.10%, 4/15/26	EUR	11,535	14,693,313
Hungary — 0.1%
Republic of Hungary, 5.38%, 3/25/24	USD	2,860	3,321,289
Indonesia — 0.2%
Republic of Indonesia:
3.38%, 4/15/23 (a)		1,625	1,674,329
5.38%, 10/17/23 (a)		3,275	3,774,837
5.88%, 1/15/24 (a)		635	748,835

			6,198,001
Mexico — 0.8%
United Mexican States:
4.75%, 6/14/18	MXN	25,300	1,293,087
4.00%, 10/02/23	USD	22,650	24,201,525
United Mexican States Inflation Linked Bond, 3.50%, 12/14/17	MXN	1,474	424,755

			25,919,367
Panama — 0.1%
Republic of Panama, 3.75%, 3/16/25	USD	2,081	2,244,879
Peru — 0.1%
Republic of Peru, 7.35%, 7/21/25		3,050	4,224,250
South Africa — 0.1%
Republic of South Africa, 4.88%, 4/14/26		1,930	2,028,816
Turkey — 0.1%
Republic of Turkey:
6.75%, 4/03/18		1,418	1,498,840
7.00%, 3/11/19		335	362,973
7.50%, 11/07/19		650	722,930

			2,584,743
Uruguay — 0.1%
Republic of Uruguay, 4.38%, 10/27/27		2,680	2,884,350
Total Foreign Government Obligations — 2.2%			72,395,358

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 0.5%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2004-7, Class 4A, 3.27%, 10/25/34 (b)		69	68,848
COLT Mortgage Loan Trust, Series 2016-1, Class A1, 3.00%, 5/25/46 (a)		736	742,493
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2004-29, Class 1A1, 1.07%, 2/25/35 (b)		576	542,047
HomeBanc Mortgage Trust, Series 2005-4, Class A1, 0.79%, 10/25/35 (b)		4,043	3,720,614

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	21

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Mortgage Loan Resecuritization Trust, Series 2009-RS1, Class A85, 0.85%, 4/16/36 (a)(b)	USD	9,237	$7,611,932
MortgageIT Trust, Series 2004-1, Class A1, 1.31%, 11/25/34 (b)		1,216	1,184,833
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-16, Class 3A1, 3.00%, 11/25/34 (b)		3,047	3,004,441

			16,875,208
Commercial Mortgage-Backed Securities — 3.8%
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class A4, 5.45%, 1/15/49		1,739	1,746,215
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)		514	511,680
Series 2007-2, Class AM, 5.80%, 4/10/49 (b)		380	386,516
Series 2007-3, Class A1A, 5.72%, 6/10/49 (b)		4,888	4,960,616
Series 2007-3, Class A4, 5.72%, 6/10/49 (b)		909	919,599
Series 2015-UBS7, Class D, 3.17%, 9/15/48		415	325,095
Banc of America Merrill Lynch Commercial Mortgage Securities Trust:
Series 2013-DSNY, Class A, 1.56%, 9/15/26 (a)(b)		407	406,562
Series 2013-DSNY, Class E, 3.11%, 9/15/26 (a)(b)		210	208,770
Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class A1, 3.31%, 8/10/35 (a)		1,119	1,182,728
BB-UBS Trust, Series 2012-SHOW, Class E, 4.16%, 11/05/36 (a)(b)		260	256,727
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW15, Class A1A, 5.32%, 2/11/44		3,232	3,257,903
Series 2007-PW16, Class AM, 5.91%, 6/11/40 (b)		880	900,954
Series 2007-PW17, Class A1A, 5.65%, 6/11/50 (b)		2,923	3,003,149
Series 2007-PW17, Class AMFL, 1.20%, 6/11/50 (a)(b)		260	255,908
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 2.02%, 7/05/33 (a)(b)		1,200	1,196,436
BWAY Mortgage Trust, Series 2013-1515, Class C, 3.45%, 3/10/33 (a)		2,810	2,814,064
BXHTL Mortgage Trust, Series 2015-JWRZ, Class A, 1.74%, 5/15/29 (a)(b)		1,020	1,021,918
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.67%, 4/10/29 (a)(b)		200	201,098
CD Mortgage Trust, Series 2006-CD3, Class AM, 5.65%, 10/15/48		2,750	2,752,346
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, 1.91%, 12/15/27 (a)(b)		3,413	3,416,219
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4, 3.28%, 5/10/58		280	294,170
CGGS Commercial Mortgage Trust:
Series 2016-RNDB, Class AFL, 2.16%, 2/15/33 (a)(b)		2,663	2,676,682
Series 2016-RNDB, Class CFL, 4.01%, 2/15/33 (a)(b)		1,283	1,290,645
Series 2016-RNDB, Class DFL, 5.23%, 2/15/33 (a)(b)		1,544	1,558,584

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Citigroup Commercial Mortgage Trust:
Series 16-SMPL, Class D, 3.52%, 9/08/31 (a)	USD	110	$109,998
Series 2013-375P, Class C, 3.63%, 5/10/35 (a)(b)		245	252,579
Series 2016-GC37, Class D, 2.79%, 4/10/49 (a)		700	486,727
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class AMA, 6.32%, 11/15/44 (b)		2,061	2,147,981
COBALT CMBS Commercial Mortgage Trust, Series 2007-C3, Class AM, 5.96%, 5/15/46 (b)		1,475	1,506,228
Commercial Mortgage Loan Trust, Series 2008-LS1, Class A4B, 6.30%, 12/10/49 (b)		2,451	2,522,190
Commercial Mortgage Pass-Through Certificates:
Series 2007-GG11, Class AM, 5.87%, 12/10/49 (b)		400	412,859
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		2,050	2,079,535
Series 2013-WWP, Class D, 3.90%, 3/10/31 (a)		710	713,528
Series 2014-CR18, Class C, 4.90%, 7/15/47 (b)		1,090	1,165,999
Series 2014-FL4, Class D, 2.96%, 7/13/31 (a)(b)		490	476,585
Series 2014-FL5, Class D, 4.51%, 10/15/31 (a)(b)		1,945	1,743,616
Series 2015-CR25, Class D, 3.95%, 8/10/48 (b)		360	276,745
Core Industrial Trust:
Series 2015-TEXW, Class A, 3.08%, 2/10/34 (a)		3,400	3,571,517
Series 2015-TEXW, Class D, 3.98%, 2/10/34 (a)(b)		440	447,653
Credit Suisse Commercial Mortgage Trust:
Series 2008-C1, Class A2, 6.27%, 2/15/41 (b)		528	529,743
Series 2008-C1, Class A3, 6.27%, 2/15/41 (b)		1,180	1,214,058
Series 2015-DEAL, Class A, 1.83%, 4/15/29 (a)(b)		950	951,259
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-C3, Class AJ, 4.77%, 7/15/37		16	16,155
Credit Suisse Mortgage Capital Certificates:
Series 2010-RR2, Class 2A, 6.14%, 9/15/39 (a)(b)		5,449	5,503,773
Series 2015-DEAL, Class D, 3.61%, 4/15/29 (a)(b)		545	539,751
Series 2015-GLPB, Class A, 3.64%, 11/15/34 (a)		1,119	1,209,980
CSAIL Commercial Mortgage Trust, Series 2015-C3, Class C, 4.51%, 8/15/48 (b)		290	299,005
Deutsche Bank JPMorgan Mortgage Trust, Series 2016-C3, Class D, 3.64%, 9/10/49 (a)(b)		1,450	1,105,523
Deutsche Bank Re-REMIC Trust:
Series 2011-C32, Class A3A, 5.89%, 6/17/49 (a)(b)		2,750	2,781,693
Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)		205	205,147
Eleven Madison Mortgage Trust, Series 2015-11MD, Class A, 3.67%, 9/10/35 (a)(b)		260	281,457

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
FREMF Mortgage Trust, Series 2016-K54, Class B, 4.05%, 2/25/26 (a)(b)	USD	340	$344,639
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 1.81%, 12/15/34 (a)(b)		782	783,713
GS Mortgage Securities Trust:
Series 2015-GC32, Class D, 3.35%, 7/10/48		250	189,939
Series 2016-GS3, Class A4, 2.85%, 10/10/49		2,530	2,616,526
Series 2016-RENT, Class C, 4.20%, 2/10/29 (a)(b)		680	702,958
Hilton USA Trust:
Series 2013-HLT, Class AFX, 2.66%, 11/05/30 (a)		220	219,961
Series 2013-HLT, Class DFX, 4.41%, 11/05/30 (a)		1,105	1,105,243
Hudson Yards Mortgage Trust, Series 2016-10HY, Class A, 2.84%, 8/10/38 (a)		230	233,614
JPMBB Commercial Mortgage Securities Trust, Series 2014-C26, Class A4, 3.49%, 1/15/48		753	809,353
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB16, Class AM, 5.59%, 5/12/45		385	384,275
Series 2007-CB20, Class AM, 6.09%, 2/12/51 (b)		4,748	4,917,334
Series 2007-LD12, Class A1A, 5.85%, 2/15/51 (b)		6,021	6,170,616
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		592	598,961
Series 2014-DSTY, Class A, 3.43%, 6/10/27 (a)		645	665,972
Series 2014-FL6, Class A, 1.91%, 11/15/31 (a)(b)		2,113	2,108,054
Series 2015-CSMO, Class A, 1.76%, 1/15/32 (a)(b)		960	959,198
Series 2015-CSMO, Class D, 3.81%, 1/15/32 (a)(b)		590	588,418
Series 2015-JP1, Class D, 4.40%, 1/15/49 (b)		770	711,810
Series 2016-ATRM, Class D, 5.35%, 10/05/28 (a)		560	571,805
Series 2016-NINE, Class A, 2.85%, 10/06/38 (a)(b)		1,290	1,328,958
Lone Star Portfolio Trust:
Series 2015-LSP, Class A1A2, 2.31%, 9/15/28 (a)(b)		656	660,502
Series 2015-LSP, Class D, 4.51%, 9/15/28 (a)(b)		444	443,483
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A1A, 6.01%, 6/12/50 (b)		2,048	2,082,663
ML-CFC Commercial Mortgage Trust:
Series 2006-4, Class AM, 5.20%, 12/12/49		239	239,082
Series 2007-7, Class A4, 5.81%, 6/12/50 (b)		1,232	1,252,626
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C25, Class C, 4.68%, 10/15/48 (b)		110	115,348
Series 2015-C25, Class D, 3.07%, 10/15/48		390	283,422
Series 2015-C26, Class D, 3.06%, 10/15/48 (a)		1,655	1,185,296
Morgan Stanley Capital I Trust:
Series 2007-HQ11, Class AMFL, 0.70%, 2/12/44 (b)		492	486,818

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2007-IQ13, Class AM, 5.41%, 3/15/44	USD	2,350	$2,368,240
Series 2007-IQ14, Class A4, 5.69%, 4/15/49 (b)		1,020	1,031,102
Series 2007-IQ16, Class A4, 5.81%, 12/12/49		1,686	1,733,271
Series 2015-XLF2, Class AFSB, 3.26%, 8/15/26 (a)(b)		300	300,000
Morgan Stanley Re-REMIC Trust, Series 2010-GG10, Class A4B, 5.99%, 8/15/45 (a)(b)		5,012	5,081,186
RBSCF Trust, Series 2010-RR3, Class WBTA, 6.16%, 2/16/51 (a)(b)		3,809	3,804,064
STRIPs Ltd., Series 2012-1A, Class B, 0.50%, 12/25/44 (a)		1,580	1,516,800
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 1.86%, 6/15/29 (a)(b)		1,300	1,300,085
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class C, 3.89%, 2/15/48		655	602,545
Series 2015-C31, Class D, 3.85%, 11/15/48		730	551,074
Series 2016-NXS5, Class D, 5.05%, 1/15/59 (b)		2,717	2,412,003

			121,556,825
Interest Only Commercial Mortgage-Backed Securities — 0.6%
Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class XA, 1.12%, 8/10/35 (a)(b)		7,280	572,572
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.73%, 11/05/36 (a)(b)		65,905	2,943,330
CFCRE Commercial Mortgage Trust:
Series 2016-C4, Class XA, 1.94%, 5/10/58 (b)		3,656	449,345
Series 2016-C4, Class XB, 0.89%, 5/10/58 (b)		2,030	122,998
Citigroup Commercial Mortgage Trust, Series 2013-SMP, Class XA, 0.90%, 1/12/30 (a)(b)		80,057	605,452
Commercial Mortgage Pass-Through Certificates:
Series 2013-CR6, Class XA, 1.62%, 3/10/46 (b)		27,959	1,168,387
Series 2013-LC6, Class XA, 1.86%, 1/10/46 (b)		16,726	992,637
Series 2014-CR14, Class XA, 0.99%, 2/10/47 (b)		19,725	703,586
Series 2015-3BP, Class XA, 0.17%, 2/10/35 (a)(b)		40,878	308,629
Series 2015-CR23, Class XA, 1.15%, 5/10/48 (b)		13,643	781,908
Series 2015-LC21, Class XA, 1.02%, 7/10/48 (b)		10,785	513,688
Core Industrial Trust, Series 2015-TEXW, Class XA, 0.90%, 2/10/34 (a)(b)		5,920	221,438
Credit Suisse Mortgage Capital Certificates, Series 2015-GLPA, Class XA, 0.40%, 11/15/37 (a)(b)		7,500	172,500
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, 1.98%, 1/15/49 (b)		2,897	347,156
GS Mortgage Securities Corp. II, Series 2013-KING, Class XA, 0.84%, 12/10/27 (a)(b)		33,415	677,875
JPMBB Commercial Mortgage Securities Trust:
Series 2014-C21, Class XA, 1.25%, 8/15/47 (b)		2,422	153,613

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	23

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Series 2015-C28, Class XA, 1.34%, 10/15/48 (b)	USD	3,424	$218,730
Series 2015-C33, Class XA, 1.20%, 12/15/48 (b)		6,496	448,116
Series 2016-C1, Class XA, 1.56%, 3/15/49 (b)		6,816	610,970
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2013-LC11, Class XB, 0.72%, 4/15/46 (b)		4,040	128,331
Series 2016-JP3, Class XC, 0.75%, 8/15/49 (b)		4,330	205,025
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class XA, 1.30%, 12/15/47 (b)		5,873	347,762
Series 2015-C25, Class XA, 1.30%, 10/15/48 (b)		11,513	861,221
Series 2016-C29, Class XA, 1.82%, 5/15/49 (b)		2,494	279,474
Series 2016-C29, Class XB, 1.12%, 5/15/49 (b)		3,160	248,206
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 1.44%, 5/25/36 (a)(b)		706	5,810
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class XA, 1.14%, 2/15/48 (b)		5,925	363,496
Series 2015-NXS1, Class XA, 1.33%, 5/15/48 (b)		3,650	251,385
Series 2016-BNK1, Class XB, 1.49%, 8/15/49 (b)		2,300	257,899
Series 2016-BNK1, Class XD, 1.41%, 8/15/49 (a)(b)		1,180	114,566
WF-RBS Commercial Mortgage Trust:
Series 2012-C9, Class XA, 2.28%, 11/15/45 (a)(b)		3,935	327,184
Series 2013-C12, Class XA, 1.53%, 3/15/48 (a)(b)		32,779	1,936,241
Series 2014-C24, Class XA, 1.12%, 11/15/47 (b)		17,466	972,075

			18,311,605
Total Non-Agency Mortgage-Backed Securities — 4.9%			156,743,638

Preferred Securities
Capital Trusts
Capital Markets — 0.5%
Bank of New York Mellon Corp., 4.63% (b)(d)		13,718	13,512,230
State Street Capital Trust IV, 1.85%, 6/15/37 (b)		739	635,540

			14,147,770
Diversified Financial Services — 0.0%
Banco Nacional de Comercio Exterior SNC, 3.80%, 8/11/26 (a)(b)		655	635,972
Media — 0.1%
NBCUniversal Enterprise, Inc., 5.25% (a)(d)		3,190	3,405,325
Total Capital Trusts — 0.6%			18,189,067

Trust Preferreds		Shares	Value
Banks — 0.1%
Citigroup Capital XIII, 7.26%, 10/30/40 (b)		116,685	$3,073,483
Total Preferred Securities — 0.7%			21,262,550

Project Loans — 0.0%		Par (000)
Federal Housing Authority, USGI Project, Series 56, 7.46%, 1/01/23	USD	22	21,004

Taxable Municipal Bonds
Bay Area Toll Authority RB, 7.04%, 4/01/50		1,150	1,848,050
City Public Service Board of San Antonio, Texas RB, 5.81%, 2/01/41		1,180	1,639,610
Los Angeles Community College District GO, 6.60%, 8/01/42		800	1,233,680
Los Angeles Unified School District GO, 6.76%, 7/01/34		1,580	2,293,781
Metropolitan Transportation Authority RB:
6.67%, 11/15/39		200	287,076
6.81%, 11/15/40		610	884,293
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		690	937,041
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		1,004	1,575,557
New York City Water & Sewer System RB:
5.38%, 6/15/43		4,120	4,811,707
5.50%, 6/15/43		4,935	5,793,197
5.88%, 6/15/44		795	1,151,717
New York State Dormitory Authority RB, 5.39%, 3/15/40		725	964,330
Port Authority of New York & New Jersey RB, 4.96%, 8/01/46		1,305	1,635,987
State of California GO:
7.55%, 4/01/39		920	1,469,378
7.60%, 11/01/40		2,770	4,506,956
State of Illinois GO, 5.10%, 6/01/33		3,525	3,392,213
University of California RB, 4.86%, 5/15/2112		630	696,377
Total Taxable Municipal Bonds — 1.1%			35,120,950

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.7%
Fannie Mae, 6.63%, 11/15/30		1,500	2,280,927
Freddie Mac:
3.75%, 3/27/19		10,765	11,506,482
5.50%, 8/23/17		3,500	3,649,016
Resolution Funding Corp. Interest Strip, 0.00%, 7/15/18 (e)		4,575	4,506,329
Small Business Administration Participation Certificates:
Series 1996-20J, 7.20%, 10/01/16		9	8,639
Series 1996-20K, 6.95%, 11/01/16		23	22,946
Series 1997-20B, Class 1, 7.10%, 2/01/17		26	26,706
Series 1997-20F, Class 1, 7.20%, 6/01/17		14	14,235
Series 1997-20G, Class 1, 6.85%, 7/01/17		70	71,272

			22,086,552

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

U.S. Government Sponsored Agency Securities		Par (000)	Value
Collateralized Mortgage Obligations — 0.0%
Fannie Mae:
Series 2002-T6, Class A1, 3.31%, 2/25/32	USD	70	$70,342
Series 2005-29, Class AT, 4.50%, 4/25/35		46	47,349
Series 2005-29, Class WB, 4.75%, 4/25/35		337	360,558
Series 2005-48, Class AR, 5.50%, 2/25/35		357	376,308
Series 2005-62, Class CQ, 4.75%, 7/25/35		297	312,421
Freddie Mac:
Series 1591, Class PK, 6.35%, 10/15/23		706	773,829
Series 2996, Class MK, 5.50%, 6/15/35		18	19,900

			1,960,707
Commercial Mortgage-Backed Securities — 0.4%
Fannie Mae, Series 2006-M2, Class A2A, 5.27%, 10/25/32 (b)		12,719	14,035,395
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Fannie Mae:
Series 2013-M4, Class X1, 4.09%, 2/25/18 (b)		36,674	1,087,971
Series 2013-M5, Class X2, 2.42%, 1/25/22 (b)		10,389	851,649
Freddie Mac:
Series K038, Class X1, 1.19%, 3/25/24 (b)		7,143	511,349
Series K055, Class X1, 1.50%, 3/25/26		8,308	863,939
Series K056, Class X1, 1.40%, 5/25/26		3,239	312,652
Ginnie Mae:
Series 2012-120, Class IO, 0.88%, 2/16/53 (b)		16,677	960,466
Series 2014-172, Class IO, 1.06%, 1/16/49		8,292	507,312
Series 2016-87, Class IO, 1.01%, 8/16/58		3,157	258,209

			5,353,547
Mortgage-Backed Securities — 42.9%
Fannie Mae:
4.00%, 6/01/46		50	53,714
4.00%, 10/01/45		606	651,341
4.00%, 8/01/45		52	55,595
4.00%, 12/01/45		93	99,785
Fannie Mae Mortgage-Backed Securities:
2.22%, 10/01/42 (b)		1,994	2,081,833
2.50%, 5/01/26-10/01/31 (f)		17,060	17,688,746
2.54%, 8/01/28		649	667,843
2.55%, 12/01/34 (b)		552	582,851
3.00%, 4/01/29-10/01/46 (f)		148,093	155,089,698
3.38%, 6/01/41 (b)		2,621	2,757,448
3.50%, 8/01/27-10/01/46 (f)		195,811	207,939,184
4.00%, 1/01/25-10/01/46 (f)		240,453	259,610,701
4.50%, 2/01/25-10/01/46 (f)		58,442	64,178,531
5.00%, 11/01/32-10/01/46 (f)		40,893	45,726,319
5.50%, 11/01/16-4/01/41		10,953	12,446,587
6.00%, 1/01/21-10/01/46 (f)		22,720	26,198,819
6.50%, 5/01/40		3,750	4,325,692
7.00%, 6/01/32		19	21,655
Freddie Mac Mortgage-Backed Securities:
2.50%, 11/01/29-10/01/31 (f)		15,553	16,133,162
3.00%, 1/01/30-10/01/46 (f)		72,337	75,510,669
3.50%, 10/01/31-10/01/46 (f)		112,023	118,527,312
4.00%, 8/01/40-10/01/46 (f)		56,638	60,927,922
4.50%, 2/01/39-10/01/46 (f)		29,069	31,878,932

U.S. Government Sponsored Agency Securities		Par (000)		Value
Mortgage-Backed Securities (continued)
5.00%, 7/01/35-10/01/46 (f)	USD	15,301		$17,027,390
5.50%, 4/01/17-6/01/41		5,574		6,272,285
6.00%, 1/01/17-12/01/32		75		77,105
6.50%, 7/01/17		2		1,959
8.00%, 11/01/22		1		1,185
Ginnie Mae Mortgage-Backed Securities:
3.00%, 10/15/46 (f)		58,973		61,776,294
3.50%, 12/20/41-10/15/46 (f)		95,473		101,625,319
4.00%, 9/20/40-10/15/46 (f)		42,251		45,334,845
4.50%, 12/20/39-11/20/44		28,868		31,760,138
5.00%, 12/15/38-7/20/41		10,403		11,585,309
5.50%, 3/15/32-10/15/46 (f)		4,409		4,867,664
6.00%, 12/15/36		150		171,997
7.50%, 11/15/29		—	(g)	441
9.00%, 7/15/18		—	(g)	186

				1,383,656,456
Principal Only Collateralized Mortgage Obligations — 0.0%
Fannie Mae, Series 1989-16, Class B, 0.00%, 3/25/19 (e)		6		6,328
Total U.S. Government Sponsored Agency Securities — 44.2%				1,427,098,985

U.S. Treasury Obligations
U.S. Treasury Bonds:
3.00%, 11/15/45 (h)		44,889		51,219,067
2.50%, 2/15/46-5/15/46 (h)		63,736		65,905,980
U.S. Treasury Inflation Indexed Notes:
0.13%, 4/15/21-7/15/26		85,527		87,149,827
0.63%, 1/15/26		32,351		34,022,655
U.S. Treasury Notes:
0.75%, 2/28/18-7/15/19 (h)		324,892		324,447,344
0.88%, 3/31/18 (h)		73,799		73,948,886
1.00%, 3/15/19 (h)		92,587		92,941,423
1.38%, 5/31/21-6/30/23		145,968		146,827,321
1.13%, 6/30/21-8/31/21 (h)		265,209		264,905,648
1.50%, 3/31/23-8/15/26		11,840		11,852,323
1.63%, 4/30/23-5/15/26		76,420		77,047,497
1.25%, 7/31/23 (h)		39,837		39,419,946
2.00%, 8/15/25		31,795		32,902,865
2.25%, 11/15/25		30,970		32,692,706
Total U.S. Treasury Obligations — 41.4%				1,335,283,488
Total Long-Term Investments (Cost — $4,284,628,811) — 135.2%				4,362,281,361

Short-Term Securities
Certificates of Deposit
Domestic — 0.2%
Wells Fargo Bank N.A., 1.34%, 9/22/17 (b)		8,150		8,149,267
Yankee — 1.8% (i)
Bank of Tokyo-Mitsubishi UFJ Ltd., New York, 1.43%, 8/17/17 (b)		8,200		8,213,850
Cooperatieve Rabobank UA, New York, 1.31%, 8/16/17 (b)		8,190		8,194,578
Credit Industriel et Commercial, New York, 1.41%, 8/16/17 (b)		8,190		8,201,810

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	25

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Certificates of Deposit		Par (000)	Value
Yankee (continued)
Credit Suisse AG, New York, 1.58%, 8/16/17 (b)	USD	4,020	$4,025,845
Credit Suisse AG, New York, 1.61%, 8/24/17 (b)		4,080	4,085,418
Skandinaviska Enskilda Banken AB, New York, 1.29%, 8/17/17 (b)		8,200	8,203,067
Sumitomo Mitsui Banking Corp., New York, 1.43%, 8/18/17 (b)		4,245	4,246,167
Toronto-Dominion Bank, New York, 1.30%, 8/15/17 (b)		8,050	8,054,959
UBS AG, Stamford, 1.53%, 9/01/17		4,140	4,140,541

			57,366,235
Total Certificates of Deposit — 2.0%			65,515,502

Commercial Paper
BNP Paribas SA, (New York Branch), 1.53%, 8/17/17 (b)		4,200	4,204,120
BPCE SA, 1.49%, 8/14/17 (j)		8,220	8,115,442
Mizuho Corporate Bank, (New York Branch), 1.37%, 8/16/17 (j)		8,120	8,018,302
Nordea Bank AB, 1.21%, 3/09/17 (j)		4,020	4,002,008
Norinchukin Bank, (New York Branch), 1.20%, 2/22/17 (b)		4,200	4,202,046
Sumitomo Mitsui Trust Bank Ltd., (New York Branch), 1.53%, 8/16/17 (b)		8,190	8,194,916
Svenska Handelsbanken AB, (New York Branch), 1.20%, 2/27/17 (b)		4,260	4,262,010
Swedbank AB, (New York Branch), 1.38%, 8/18/17 (b)		4,180	4,185,257
Total Commercial Paper — 1.4%			45,184,101

		Shares
Money Market Funds — 0.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.20% (k)(l)		2,666,751	2,666,751
Total Short-Term Securities
(Cost — $113,298,369) — 3.5%			113,366,354

Options Purchased			Value
(Cost — $2,395,141) — 0.1%			$1,719,350
Total Investments Before TBA Sale Commitments and Options Written
(Cost — $4,400,322,321) — 138.8%			4,477,367,065

TBA Sale Commitments (f)		Par (000)
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/31	USD	12,734	(13,189,298)
3.00%, 10/01/31-10/01/46		115,212	(119,830,496)
3.50%, 10/01/31-10/01/46		120,205	(126,803,222)
4.00%, 10/01/31-10/01/46		117,507	(126,067,718)
4.50%, 10/01/31-10/01/46		29,985	(32,529,893)
5.00%, 10/01/46		27,644	(30,698,331)
5.50%, 10/01/46		2,100	(2,366,438)
6.00%, 10/01/46		12,538	(14,367,500)
Freddie Mac Mortgage-Backed Securities:
3.00%, 10/01/46		23,800	(24,731,546)
3.50%, 10/01/46		45,808	(48,326,547)
4.00%, 10/01/46		20,876	(22,392,364)
4.50%, 10/01/46		13,507	(14,784,343)
5.00%, 10/01/46		6,586	(7,295,198)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 10/15/46		7,048	(7,492,629)
4.50%, 10/15/46		7,819	(8,603,775)
Total TBA Sale Commitments
(Proceeds — $598,693,404) — (18.6)%			(599,479,298)

Options Written
(Premiums Received — $ 193,703) — (0.0)%			(87,019)
Total Investments Net of TBA Sale Commitments and Options Written — 120.2%			3,877,800,748
Liabilities in Excess of Other Assets — (20.2)%			(650,464,755)

Net Assets — 100.0%			$3,227,335,993

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Perpetual security with no stated maturity date.

(e)	Zero-coupon bond.

(f)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(36,400,022)	$(131,247)
BNP Paribas Securities Corp.	$20,153,259	$ 38,832
Citigroup Global Markets, Inc.	$(12,837,535)	$ 21,692
Credit Suisse Securities (USA) LLC	$(27,713,945)	$ 29,969
Deutsche Bank Securities, Inc.	—	$ 8,802
Goldman Sachs & Co.	$86,331,150	$ 323,268
J.P. Morgan Securities LLC	$(67,980,633)	$(182,948)

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Counterparty	Value	Unrealized Appreciation (Depreciation)
Jefferies LLC	$25,236,229	$ 22,400
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(5,561,396)	$ 26,919
Morgan Stanley & Co. LLC	$6,901,136	$ (1,637)
Nomura Securities International, Inc.	$33,486,490	$ 58,326
RBC Capital Markets, LLC	$(24,038,019)	$(98,052)
Wells Fargo Securities, LLC	$13,440,374	$ (3,177)

(g)	Amount is less than $500.

(h)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(i)	Issuer is a U.S. branch of a foreign domiciled bank.

(j)	Rates are discount rates or a range of discount rates at the time of purchase.

(k)	During the year ended September 30, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at September 30, 2015	Net Activity	Shares Held at September 30, 2016	Value at September 30, 2016	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	—	—	—	—	$16,518	$808
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	2,666,751	2,666,751	$2,666,751	595	—
Total				$2,666,751	$17,113	$808

(l)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Credit Agricole Corporate and Investment Bank	0.80%	6/27/16	Open	$ 48,457,500	$ 48,560,876	U.S. Treasury Obligations	Open/Demand
Credit Agricole Corporate and Investment Bank	0.44%	9/19/16	Open	81,857,550	81,869,556	U.S. Treasury Obligations	Open/Demand
Amherst Pierpont Securities LLC	1.05%	9/30/16	10/03/16	21,556,362	21,556,990	U.S. Treasury Obligations	Overnight
Barclays Capital, Inc.	1.15%	9/30/16	10/03/16	133,500,968	133,505,232	U.S. Treasury Obligations	Overnight
Citigroup Global Markets, Inc.	0.90%	9/30/16	10/03/16	69,912,500	69,914,248	U.S. Treasury Obligations	Overnight
Credit Suisse Securities (USA) LLC	1.45%	9/30/16	10/03/16	73,983,498	73,986,477	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	0.30%	9/30/16	10/03/16	60,150,000	60,150,501	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	1.40%	9/30/16	10/03/16	93,165,669	93,169,292	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	0.89%	9/30/16	10/03/16	50,039,788	50,041,025	U.S. Treasury Obligations	Overnight
Total				$632,623,835	$632,754,197

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(89)	Euro-Bund	December 2016	USD 16,566,463	$(113,064)
(116)	Long Gilt British	December 2016	USD 19,583,425	19,857

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	27

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Contracts Long (Short)	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
619	U.S. Treasury Bonds (30 Year)	December 2016	USD 104,088,719	$ (712,473)
(1,815)	U.S. Treasury Notes (10 Year)	December 2016	USD 237,991,875	(548,203)
(1,543)	U.S. Treasury Notes (2 Year)	December 2016	USD 337,097,281	(2,960)
(567)	U.S. Treasury Notes (5 Year)	December 2016	USD 68,899,359	(132,251)
(193)	U.S. Ultra Treasury Bonds	December 2016	USD 35,487,875	424,622
(46)	Euro Dollar	December 2017	USD 11,377,525	(637)
Total				$(1,065,109)

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CLP	605,013,100	USD	890,000	Credit Suisse International	10/03/16	$ 29,757
COP	648,340,000	USD	220,000	Credit Suisse International	10/03/16	4,720
COP	648,566,600	USD	220,000	Credit Suisse International	10/03/16	4,799
USD	890,000	CLP	601,292,900	Credit Suisse International	10/03/16	(24,101)
USD	440,000	COP	1,308,916,400	Credit Suisse International	10/03/16	(13,681)
BRL	1,363,950	USD	420,000	Goldman Sachs International	10/04/16	(1,095)
BRL	2,425,275	USD	750,000	Goldman Sachs International	10/04/16	(5,134)
BRL	9,033,763	USD	2,785,954	Goldman Sachs International	10/04/16	(11,449)
BRL	1,469,820	USD	440,000	Royal Bank of Scotland PLC	10/04/16	11,420
CAD	2,093,813	USD	1,620,000	Barclays Bank PLC	10/04/16	(23,996)
CAD	2,094,234	USD	1,620,000	Barclays Bank PLC	10/04/16	(23,675)
EUR	1,021,196	USD	1,155,000	Citibank N.A.	10/04/16	(7,615)
EUR	1,843,034	USD	2,085,000	Citibank N.A.	10/04/16	(14,222)
GBP	1,223,286	USD	1,620,000	Barclays Bank PLC	10/04/16	(34,311)
GBP	1,223,330	USD	1,620,000	JPMorgan Chase Bank N.A.	10/04/16	(34,254)
HUF	898,627,932	USD	3,240,000	Citibank N.A.	10/04/16	37,450
JPY	162,482,581	USD	1,620,000	Barclays Bank PLC	10/04/16	(17,414)
JPY	162,497,129	USD	1,620,000	Barclays Bank PLC	10/04/16	(17,270)
MXN	214,176	USD	11,000	Bank of America N.A.	10/04/16	41
MXN	1,470,600	USD	75,000	Bank of America N.A.	10/04/16	808
MXN	8,862,300	USD	450,000	Bank of America N.A.	10/04/16	6,841
MXN	1,463,431	USD	75,000	Citibank N.A.	10/04/16	438
MXN	1,463,588	USD	75,000	Citibank N.A.	10/04/16	446
MXN	1,471,943	USD	75,000	Citibank N.A.	10/04/16	877
MXN	8,686,322	USD	450,000	JPMorgan Chase Bank N.A.	10/04/16	(2,231)
MXN	1,464,514	USD	75,000	UBS AG	10/04/16	494
MXN	1,472,115	USD	75,000	UBS AG	10/04/16	886
RUB	206,874,000	USD	3,240,000	JPMorgan Chase Bank N.A.	10/04/16	51,185
SEK	13,574,937	USD	1,620,000	Goldman Sachs International	10/04/16	(37,292)
SEK	13,579,120	USD	1,620,000	Morgan Stanley & Co. International PLC	10/04/16	(36,804)
TRY	9,578,088	USD	3,240,000	Goldman Sachs International	10/04/16	(51,029)
USD	160,000	BRL	531,520	Goldman Sachs International	10/04/16	(3,244)
USD	440,000	BRL	1,461,020	Goldman Sachs International	10/04/16	(8,718)
USD	590,000	BRL	1,930,775	Goldman Sachs International	10/04/16	(2,992)
USD	770,000	BRL	2,500,190	Goldman Sachs International	10/04/16	2,126
USD	1,795,954	BRL	5,815,300	Royal Bank of Scotland PLC	10/04/16	9,923
USD	640,000	BRL	2,160,000	UBS AG	10/04/16	(23,393)
USD	3,240,000	CAD	4,185,432	Goldman Sachs International	10/04/16	49,664

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	3,240,000	EUR	2,890,148	Credit Suisse International	10/04/16	$ (7,284)
USD	3,240,000	GBP	2,503,876	Deutsche Bank AG	10/04/16	(5,658)
USD	3,240,000	HUF	883,272,600	Goldman Sachs International	10/04/16	18,553
USD	3,240,000	JPY	327,056,940	Goldman Sachs International	10/04/16	14,196
USD	450,000	MXN	8,859,742	Citibank N.A.	10/04/16	(6,709)
USD	1,620,000	RUB	106,725,600	BNP Paribas S.A.	10/04/16	(77,911)
USD	1,620,000	RUB	106,830,900	Morgan Stanley & Co. International PLC	10/04/16	(79,586)
USD	3,240,000	SEK	27,729,394	Barclays Bank PLC	10/04/16	7,017
USD	1,620,000	TRY	4,824,754	BNP Paribas S.A.	10/04/16	13,625
USD	1,620,000	TRY	4,823,974	Deutsche Bank AG	10/04/16	13,884
USD	1,620,000	ZAR	23,120,559	Bank of America N.A.	10/04/16	(63,537)
USD	1,620,000	ZAR	23,108,934	Credit Suisse International	10/04/16	(62,690)
ZAR	44,333,131	USD	3,240,000	Barclays Bank PLC	10/04/16	(11,858)
BRL	10,453,860	USD	3,240,000	Royal Bank of Scotland PLC	10/05/16	(30,292)
COP	3,335,957,500	USD	1,145,000	BNP Paribas S.A.	10/05/16	10,803
COP	2,759,750,000	USD	950,000	Royal Bank of Scotland PLC	10/05/16	6,166
COP	3,326,225,000	USD	1,145,000	Royal Bank of Scotland PLC	10/05/16	7,431
USD	1,620,000	BRL	5,286,060	Credit Suisse International	10/05/16	(3,009)
USD	1,620,000	BRL	5,287,680	Deutsche Bank AG	10/05/16	(3,507)
USD	2,085,000	COP	6,169,515,000	Royal Bank of Scotland PLC	10/05/16	(52,541)
USD	1,155,000	COP	3,419,377,500	Standard Chartered Bank	10/05/16	(29,706)
USD	31,325	EUR	28,000	HSBC Bank PLC	10/05/16	(136)
USD	12,930,179	EUR	11,591,000	Royal Bank of Scotland PLC	10/05/16	(93,746)
USD	575,938	MXN	10,889,000	Royal Bank of Scotland PLC	10/05/16	14,691
RUB	30,304,800	USD	460,000	Deutsche Bank AG	10/06/16	21,885
USD	460,000	RUB	30,065,600	BNP Paribas S.A.	10/06/16	(18,082)
RUB	144,109,621	USD	2,202,753	BNP Paribas S.A.	10/11/16	85,954
RUB	84,728,820	USD	1,320,000	JPMorgan Chase Bank N.A.	10/11/16	25,639
USD	745,753	RUB	48,936,324	Deutsche Bank AG	10/11/16	(31,439)
TWD	14,268,800	USD	455,000	Bank of America N.A.	10/12/16	362
TWD	28,337,400	USD	910,000	BNP Paribas S.A.	10/12/16	(5,666)
USD	455,000	TWD	14,259,700	Morgan Stanley & Co. International PLC	10/12/16	(71)
INR	4,734,280	USD	71,000	Royal Bank of Scotland PLC	10/13/16	(61)
INR	44,235,800	USD	665,000	Standard Chartered Bank	10/13/16	(2,163)
INR	44,634,800	USD	665,000	UBS AG	10/13/16	3,816
TWD	14,418,950	USD	455,000	HSBC Bank PLC	10/13/16	5,166
USD	665,000	INR	44,574,950	BNP Paribas S.A.	10/13/16	(2,919)
USD	455,000	TWD	14,405,300	HSBC Bank PLC	10/13/16	(4,730)
USD	22,000	CLP	14,542,000	Royal Bank of Scotland PLC	10/17/16	(80)
USD	670,000	CLP	453,255,000	State Street Bank and Trust Co.	10/17/16	(18,210)
USD	518,000	COP	1,541,050,000	Royal Bank of Scotland PLC	10/18/16	(14,525)
USD	687,391	GBP	520,000	Morgan Stanley & Co. International PLC	10/19/16	13,123
KRW	585,081,000	USD	518,000	Morgan Stanley & Co. International PLC	10/20/16	13,159
RUB	28,437,726	USD	437,100	Deutsche Bank AG	10/20/16	13,541
USD	518,000	KRW	581,455,000	JPMorgan Chase Bank N.A.	10/20/16	(9,868)
USD	30,311	TWD	949,795	JPMorgan Chase Bank N.A.	10/21/16	(7)
USD	686,689	TWD	21,749,775	Morgan Stanley & Co. International PLC	10/21/16	(7,586)
MYR	3,112,200	USD	760,000	JPMorgan Chase Bank N.A.	10/24/16	(8,497)
MYR	33,096	USD	8,000	Royal Bank of Scotland PLC	10/24/16	(8)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	29

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
JPY	76,094,434	USD	754,000	Royal Bank of Scotland PLC	10/26/16	$ (2,767)
USD	225,000	ZAR	3,079,375	Goldman Sachs International	10/26/16	1,742
USD	225,000	ZAR	3,077,391	Morgan Stanley & Co. International PLC	10/26/16	1,885
RUB	28,890,000	USD	450,000	BNP Paribas S.A.	10/27/16	7,023
KRW	332,027,394	USD	300,206	UBS AG	10/28/16	1,204
KRW	775,067,585	USD	700,594	UBS AG	10/28/16	3,000
USD	1,000,800	KRW	1,103,382,000	Standard Chartered Bank	10/28/16	(833)
BRL	111,091	USD	34,046	Royal Bank of Scotland PLC	11/03/16	(226)
BRL	5,863,072	USD	1,795,954	Royal Bank of Scotland PLC	11/03/16	(11,053)
USD	13,071,514	EUR	11,645,000	Royal Bank of Scotland PLC	11/03/16	(9,963)
USD	555,008	MXN	10,889,000	Citibank N.A.	11/03/16	(6,577)
MXN	17,766,322	USD	911,000	Royal Bank of Scotland PLC	11/04/16	1,461
CNH	2,006,421	USD	300,000	BNP Paribas S.A.	11/07/16	(148)
CNH	2,006,189	USD	300,000	Goldman Sachs International	11/07/16	(183)
CNH	2,006,290	USD	300,000	Goldman Sachs International	11/07/16	(167)
CNH	2,420,514	USD	362,000	Goldman Sachs International	11/07/16	(263)
CNH	6,224,894	USD	937,000	Goldman Sachs International	11/07/16	(6,713)
CNH	2,006,779	USD	300,000	Royal Bank of Canada	11/07/16	(94)
USD	3,905,000	CNH	25,779,248	Deutsche Bank AG	11/07/16	52,387
USD	88,000	CNH	588,314	Morgan Stanley & Co. International PLC	11/07/16	79
USD	10,475,000	SAR	39,951,650	BNP Paribas S.A.	11/23/16	(159,206)
USD	7,840,000	SAR	29,795,920	Citibank N.A.	11/23/16	(90,986)
USD	10,635,000	SAR	40,540,620	Citibank N.A.	11/23/16	(155,977)
BRL	1,256,112	USD	366,000	BNP Paribas S.A.	12/21/16	10,861
BRL	724,109	USD	219,600	Goldman Sachs International	12/21/16	(2,351)
BRL	515,977	USD	150,400	JPMorgan Chase Bank N.A.	12/21/16	4,405
BRL	246,062	USD	73,200	Nomura International PLC	12/21/16	624
BRL	970,193	USD	292,800	Royal Bank of Scotland PLC	12/21/16	(1,721)
CAD	483,925	USD	366,000	BNP Paribas S.A.	12/21/16	3,085
CAD	190,971	USD	146,400	Royal Bank of Scotland PLC	12/21/16	(748)
EUR	231,000	RUB	17,232,600	BNP Paribas S.A.	12/21/16	(8,253)
EUR	388,080	RUB	29,190,019	Deutsche Bank AG	12/21/16	(17,596)
EUR	161,040	SEK	1,533,874	Citibank N.A.	12/21/16	2,043
EUR	3,660	SEK	39,949	Standard Chartered Bank	12/21/16	36
EUR	329,400	USD	370,013	BNP Paribas S.A.	12/21/16	1,472
EUR	58,560	USD	66,100	Royal Bank of Scotland PLC	12/21/16	(58)
EUR	673,440	USD	760,280	Royal Bank of Scotland PLC	12/21/16	(800)
EUR	73,200	USD	81,940	Standard Chartered Bank	12/21/16	612
GBP	512,400	USD	663,302	HSBC Bank PLC	12/21/16	2,041
GBP	190,320	USD	251,651	JPMorgan Chase Bank N.A.	12/21/16	(4,524)
GBP	530,000	USD	690,834	Royal Bank of Scotland PLC	12/21/16	(2,638)
JPY	29,627,846	USD	292,800	BNP Paribas S.A.	12/21/16	493
JPY	18,286,636	USD	179,340	HSBC Bank PLC	12/21/16	1,684
JPY	1,606,650,877	USD	16,035,000	Nomura International PLC	12/21/16	(130,388)
JPY	11,201,345	USD	109,800	Northern Trust Corp.	12/21/16	1,085
KRW	323,690,400	USD	292,800	BNP Paribas S.A.	12/21/16	973
KRW	323,719,680	USD	292,800	Citibank N.A.	12/21/16	1,000
KRW	323,734,320	USD	292,800	HSBC Bank PLC	12/21/16	1,013
KRW	327,291,840	USD	292,800	HSBC Bank PLC	12/21/16	4,242

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
KRW	880,403,130	USD	801,000	HSBC Bank PLC	12/21/16	$ (1,968)
KRW	832,415,174	USD	739,320	JPMorgan Chase Bank N.A.	12/21/16	16,160
MXN	4,485,297	USD	234,240	UBS AG	12/21/16	(5,048)
NOK	1,826,872	USD	219,600	BNP Paribas S.A.	12/21/16	8,966
NOK	4,440,638	USD	541,680	BNP Paribas S.A.	12/21/16	13,903
NOK	1,567,984	USD	190,320	Morgan Stanley & Co. International PLC	12/21/16	5,856
NOK	1,214,900	USD	146,400	Royal Bank of Scotland PLC	12/21/16	5,600
NZD	259,860	USD	188,656	Royal Bank of Scotland PLC	12/21/16	(46)
NZD	732,000	USD	529,664	Westpac Banking Corp.	12/21/16	1,631
RUB	3,458,572	EUR	46,200	JPMorgan Chase Bank N.A.	12/21/16	1,838
SEK	139,065	EUR	14,640	Goldman Sachs International	12/21/16	(230)
USD	110,269	AUD	146,400	Goldman Sachs International	12/21/16	(1,566)
USD	174,686	AUD	234,240	Goldman Sachs International	12/21/16	(4,251)
USD	559,523	AUD	732,000	Goldman Sachs International	12/21/16	346
USD	224,549	AUD	292,800	Royal Bank of Scotland PLC	12/21/16	879
USD	366,000	BRL	1,199,492	BNP Paribas S.A.	12/21/16	6,126
USD	366,000	BRL	1,204,396	Royal Bank of Scotland PLC	12/21/16	4,654
USD	175,680	CAD	231,485	Goldman Sachs International	12/21/16	(871)
USD	439,200	CAD	579,454	Royal Bank of Scotland PLC	12/21/16	(2,743)
USD	165,313	EUR	146,400	BNP Paribas S.A.	12/21/16	209
USD	206,488	EUR	183,000	BNP Paribas S.A.	12/21/16	108
USD	328,566	EUR	292,800	Royal Bank of Scotland PLC	12/21/16	(1,643)
USD	562,121	EUR	497,760	UBS AG	12/21/16	766
USD	701,345	GBP	530,000	Bank of America N.A.	12/21/16	13,149
USD	747,181	GBP	563,640	Bank of America N.A.	12/21/16	15,304
USD	191,703	GBP	146,400	Citibank N.A.	12/21/16	1,605
USD	190,973	GBP	146,400	HSBC Bank PLC	12/21/16	875
USD	571,884	GBP	439,200	HSBC Bank PLC	12/21/16	1,590
USD	287,381	GBP	219,600	JPMorgan Chase Bank N.A.	12/21/16	2,234
USD	14,640	JPY	1,481,970	Barclays Bank PLC	12/21/16	(30)
USD	190,320	KRW	207,601,056	BNP Paribas S.A.	12/21/16	1,906
USD	1,000,800	KRW	1,129,052,520	Deutsche Bank AG	12/21/16	(23,900)
USD	512,400	KRW	562,666,440	HSBC Bank PLC	12/21/16	1,738
USD	380,640	KRW	415,080,307	Standard Chartered Bank	12/21/16	3,923
USD	146,400	MXN	2,893,157	Citibank N.A.	12/21/16	(1,436)
USD	197,640	MXN	3,831,335	JPMorgan Chase Bank N.A.	12/21/16	1,864
USD	248,880	MXN	4,604,902	Royal Bank of Scotland PLC	12/21/16	13,576
USD	1,758,146	MXN	34,077,970	Royal Bank of Scotland PLC	12/21/16	16,812
USD	585,600	NOK	4,752,788	Citibank N.A.	12/21/16	(9,038)
USD	732,000	NOK	5,939,540	Citibank N.A.	12/21/16	(11,116)
USD	10,884	NZD	14,640	Credit Suisse International	12/21/16	258
USD	428,293	NZD	585,600	Westpac Banking Corp.	12/21/16	3,257
USD	292,800	ZAR	4,172,327	BNP Paribas S.A.	12/21/16	(6,328)
USD	366,000	ZAR	5,291,811	BNP Paribas S.A.	12/21/16	(13,388)
USD	292,800	ZAR	4,076,430	Goldman Sachs International	12/21/16	547
USD	172,020	ZAR	2,505,356	JPMorgan Chase Bank N.A.	12/21/16	(7,597)
ZAR	4,131,994	USD	292,800	BNP Paribas S.A.	12/21/16	3,437
ZAR	5,414,604	USD	366,000	HSBC Bank PLC	12/21/16	22,191
ZAR	2,594,752	USD	175,680	UBS AG	12/21/16	10,347

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	31

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
INR	54,974,700	USD	810,000	UBS AG	12/23/16	$ 3,928
Total						$(960,515)

OTC Barrier Options Purchased

Description	Put/ Call	Type of Option	Counterparty	Expiration Date	Strike Price	Barrier Price		Notional Amount (000)		Value
USD Currency	Call	One-Touch	Morgan Stanley & Co. International PLC	11/30/16	—	CAD	1.43	USD	70	$4,760
USD Currency	Call	One-Touch	Morgan Stanley & Co. International PLC	11/30/16	—	MXN	23.00	USD	53	3,846
Total										$8,606

Exchange-Traded Options Purchased

Description	Put/Call	Expiration Date	Strike Price		Contracts	Value
U.S. Treasury Notes (10 Year) Future	Put	10/21/16	USD	131.00	1,089	$493,453
Euro Dollar Futures	Put	12/16/16	USD	98.50	4,641	841,181
Total						$1,334,634

OTC Options Purchased

Description	Put/Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Goldman Sachs International	10/07/16	TWD	31.00	USD	910	$10,822
USD Currency	Call	Goldman Sachs International	11/14/16	MXN	19.00	USD	970	36,002
USD Currency	Call	BNP Paribas S.A.	11/23/16	TWD	32.00	USD	900	3,626
USD Currency	Call	Deutsche Bank AG	11/23/16	MXN	19.90	USD	890	18,752
USD Currency	Put	Morgan Stanley & Co. International PLC	10/18/16	MXN	19.30	USD	900	12,634
USD Currency	Put	Morgan Stanley & Co. International PLC	11/10/16	INR	67.80	USD	1,500	24,944
USD Currency	Put	Morgan Stanley & Co. International PLC	11/23/16	BRL	3.30	USD	750	20,995
USD Currency	Put	Deutsche Bank AG	12/01/16	INR	67.50	USD	900	11,672
Total								$139,447

OTC Interest Rate Swaptions Purchased

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Value
30-Year Interest Rate Swap	Bank of America N.A.	Put	2.05%	Receive	3-month LIBOR	11/18/16	USD 47,653	$236,663

Exchange-Traded Options Written

Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Euro Dollar Futures	Put	12/16/16	USD	98.00	4,641	$(87,019)

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.65%[1]	3-month LIBOR	N/A	11/26/16	USD	2,530	$ (2,868)
1.26%[1]	3-month LIBOR	N/A	1/12/17	USD	149,961	(362,320)
1.02%[2]	3-month LIBOR	1/05/17[3]	9/30/18	USD	473,055	(98,326)
1.31%[1]	3-month LIBOR	12/30/16[3]	8/15/23	USD	63,795	8,718
2.13%[2]	3-month LIBOR	N/A	8/25/25	USD	485	30,464
2.27%[1]	3-month LIBOR	N/A	9/11/25	USD	367	(27,335)
1.75%[1]	3-month LIBOR	12/30/16[3]	2/15/36	USD	24,869	(67,027)
Total						$(518,694)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

[3]	Forward swap.

OTC Credit Default Swaps — Buy Protection

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	1,491	$14,238	$9,747	$ 4,491
United Mexican States	1.00%	Bank of America N.A.	9/20/20	USD	1,491	19,050	14,870	4,180
Loews Corp.	1.00%	Barclays Bank PLC	12/20/20	USD	1,730	(52,742)	(55,129)	2,387
Valero Energy Corp.	1.00%	Morgan Stanley Capital Services LLC	12/20/20	USD	1,750	9,318	36,431	(27,113)
Commonwealth Bank of Australia	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	1,655	(30,504)	(18,597)	(11,907)
Commonwealth Bank of Australia	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	1,320	(24,330)	(14,833)	(9,497)
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	834	1,690	6,141	(4,451)
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	194	394	1,059	(665)
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	62	125	359	(234)
Australia & New Zealand Banking Group Ltd.	1.00%	Goldman Sachs International	12/20/21	USD	8,894	(153,129)	(140,994)	(12,135)
Australia and New Zealand Banking Group Ltd.	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	1,886	(32,481)	(31,801)	(680)
Commonwealth Bank of Australia	1.00%	Deutsche Bank AG	12/20/21	USD	1,005	(17,093)	(15,930)	(1,163)
Commonwealth Bank of Australia	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	2,689	(46,159)	(41,248)	(4,911)
Federation of Malaysia	1.00%	Barclays Bank PLC	12/20/21	USD	968	9,766	16,452	(6,686)
Federation of Malaysia	1.00%	Barclays Bank PLC	12/20/21	USD	80	798	906	(108)
HSBC Holdings PLC ADR	1.00%	Bank of America N.A.	12/20/21	EUR	2,657	(39,791)	(41,666)	1,875
HSBC Holdings PLC ADR	1.00%	BNP Paribas S.A.	12/20/21	EUR	3,572	(53,498)	(51,427)	(2,071)
HSBC Holdings PLC ADR	1.00%	Credit Suisse International	12/20/21	EUR	2,167	(32,453)	(32,100)	(353)
National Australia Bank Ltd.	1.00%	BNP Paribas S.A.	12/20/21	USD	2,090	(32,504)	(32,139)	(365)
Prudential Financial, Inc.	1.00%	Citibank N.A.	12/20/21	USD	6,445	46,892	63,556	(16,664)
Republic of Colombia	1.00%	Barclays Bank PLC	12/20/21	USD	438	15,200	16,933	(1,733)
Republic of Colombia	1.00%	Barclays Bank PLC	12/20/21	USD	438	15,200	17,344	(2,144)
Republic of Colombia	1.00%	Citibank N.A.	12/20/21	USD	374	12,980	14,810	(1,830)
Republic of Colombia	1.00%	Morgan Stanley Capital Services LLC	12/20/21	USD	446	15,478	16,332	(854)
Republic of South Africa	1.00%	Bank of America N.A.	12/20/21	USD	725	52,098	55,729	(3,631)
Republic of South Africa	1.00%	Barclays Bank PLC	12/20/21	USD	4,350	312,589	332,448	(19,859)
Republic of South Africa	1.00%	BNP Paribas S.A.	12/20/21	USD	785	56,410	60,972	(4,562)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	33

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Issuer/Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of South Africa	1.00%	Citibank N.A.	12/20/21	USD	1,770	$127,191	$136,055	$ (8,864)
Republic of South Africa	1.00%	Goldman Sachs International	12/20/21	USD	441	31,690	33,703	(2,013)
Republic of South Africa	1.00%	HSBC Bank PLC	12/20/21	USD	845	60,722	65,539	(4,817)
Republic of South Africa	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	1,835	131,863	141,052	(9,189)
Republic of the Philippines	1.00%	Bank of America N.A.	12/20/21	USD	502	3,740	4,472	(732)
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	3,829	28,944	15,446	13,498
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	1,089	8,230	4,921	3,309
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	618	4,669	2,906	1,763
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	386	2,918	1,533	1,385
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	309	2,334	1,226	1,108
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	154	1,167	613	554
Republic of the Philippines	1.00%	BNP Paribas S.A.	12/20/21	USD	228	1,727	698	1,029
Republic of the Philippines	1.00%	Citibank N.A.	12/20/21	USD	913	6,801	7,245	(444)
Republic of the Philippines	1.00%	Citibank N.A.	12/20/21	USD	447	3,382	1,996	1,386
Republic of the Philippines	1.00%	Citibank N.A.	12/20/21	USD	219	1,655	562	1,093
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	856	6,473	2,196	4,277
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	410	3,100	1,854	1,246
Republic of the Philippines	1.00%	UBS AG	12/20/21	USD	381	2,881	1,514	1,367
Standard Chartered PLC	1.00%	BNP Paribas S.A.	12/20/21	EUR	2,868	28,180	27,549	631
Standard Chartered PLC	1.00%	Citibank N.A.	12/20/21	EUR	4,819	47,345	40,020	7,325
United Mexican States	1.00%	Barclays Bank PLC	12/20/21	USD	329	11,139	11,713	(574)
United Mexican States	1.00%	Barclays Bank PLC	12/20/21	USD	200	6,772	7,262	(490)
United Mexican States	1.00%	BNP Paribas S.A.	12/20/21	USD	903	30,575	30,195	380
United Mexican States	1.00%	BNP Paribas S.A.	12/20/21	USD	903	30,574	31,260	(686)
United Mexican States	1.00%	Citibank N.A.	12/20/21	USD	452	15,304	16,186	(882)
United Mexican States	1.00%	Citibank N.A.	12/20/21	USD	451	15,271	15,726	(455)
United Mexican States	1.00%	Citibank N.A.	12/20/21	USD	451	15,271	16,151	(880)
United Mexican States	1.00%	Citibank N.A.	12/20/21	USD	451	15,271	16,151	(880)
United Mexican States	1.00%	Citibank N.A.	12/20/21	USD	197	6,670	7,338	(668)
United Mexican States	1.00%	Morgan Stanley Capital Services LLC	12/20/21	USD	471	15,947	15,914	33
United Mexican States	1.00%	Morgan Stanley Capital Services LLC	12/20/21	USD	471	15,947	16,025	(78)
CMBX.NA Series 8 AAA	0.50%	Credit Suisse International	10/17/57	USD	840	20,378	37,375	(16,997)
CMBX.NA Series 9 AAA	0.50%	Goldman Sachs International	9/17/58	USD	2,530	92,785	82,395	10,390
CMBX.NA Series 6 BBB-	3.00%	J.P. Morgan Securities LLC	5/11/63	USD	280	25,024	18,565	6,459
CMBX.NA Series 6 BBB-	3.00%	J.P. Morgan Securities LLC	5/11/63	USD	280	25,024	18,565	6,459
CMBX.NA Series 6 BBB-	3.00%	Morgan Stanley Capital Services LLC	5/11/63	USD	280	25,025	17,063	7,962
Total						$939,531	$1,037,209	$(97,678)

OTC Credit Default Swaps — Sell Protection

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	1,491	$(14,237)	$ (11,298)	$ (2,939)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	1,491	(19,051)	(12,955)	(6,096)
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB+	USD	371	(6,650)	(33,461)	26,811
CMBX.NA Series 3 AM	0.50%	Goldman Sachs International	12/13/49	BBB+	USD	928	(16,625)	(84,711)	68,086
CMBX.NA Series 3 AM	0.50%	JPMorgan Chase Bank N.A.	12/13/49	BBB+	USD	4,638	(83,126)	(401,911)	318,785
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB+	USD	1,820	(49,919)	(248,191)	198,272

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Appreciation (Depreciation)
CMBX.NA Series 8 A	2.00%	Morgan Stanley Capital Services LLC	10/17/57	Not Rated	USD	755	$ (58,304)	$(74,945)	$ 16,641
CMBX.NA Series 6 BBB-	3.00%	Credit Suisse International	5/11/63	BBB-	USD	280	(25,021)	(23,884)	(1,137)
Total							$(272,933)	$(891,356)	$618,423

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
13.13%[1]	1-day BZDIOVER	Bank of America N.A.	7/03/17	BRL	6,677	$(2,567)	—	$ (2,567)
12.93%[1]	1-day BZDIOVER	Citibank N.A.	7/03/17	BRL	13,351	(1,131)	—	(1,131)
13.11%[1]	1-day BZDIOVER	Citibank N.A.	7/03/17	BRL	8,014	(2,726)	—	(2,726)
12.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	7/03/17	BRL	1,491	55	—	55
1.92%[2]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	2,278,440	16,630	$3,337	13,293
1.69%[1]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	2,278,440	(10,706)	—	(10,706)
4.30%[1]	28-day MXIBTIIE	Bank of America N.A.	12/07/17	MXN	4,907	3,923	5	3,918
4.55%[1]	28-day MXIBTIIE	Barclays Bank PLC	3/21/18	MXN	8,957	7,516	125	7,391
4.85%[1]	28-day MXIBTIIE	Bank of America N.A.	11/01/18	MXN	7,677	7,317	21	7,296
4.77%[1]	28-day MXIBTIIE	Citibank N.A.	12/05/18	MXN	3,324	3,641	5	3,636
4.70%[1]	28-day MXIBTIIE	Bank of America N.A.	12/06/18	MXN	3,324	3,901	5	3,896
4.76%[1]	28-day MXIBTIIE	Citibank N.A.	12/06/18	MXN	3,324	3,682	5	3,677
12.24%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	10,679	33,405	—	33,405
12.03%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	5,762	14,786	—	14,786
12.02%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	5,600	14,006	—	14,006
12.46%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	5,374	23,104	—	23,104
12.29%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	5,363	16,853	—	16,853
11.50%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	2,358	(430)	—	(430)
12.52%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/19	BRL	5,370	25,521	—	25,521
12.31%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/19	BRL	2,914	10,523	—	10,523
11.68%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/20	BRL	5,637	10,673	—	10,673
11.65%[2]	1-day BZDIOVER	Citibank N.A.	1/02/20	BRL	4,514	7,299	—	7,299
11.93%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	4,456	19,119	—	19,119
11.88%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	4,383	16,789	—	16,789
11.38%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	818	(298)	—	(298)
2.75%[2]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	4,495	(635)	(6)	(629)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	35

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
2.75%[2]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	4,490	$ (634)	$ (6)	$ (628)
2.75%[2]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	3,599	(509)	(20)	(489)
2.75%[2]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	2,245	(317)	(3)	(314)
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	8,580	(918,952)	—	(918,952)
5.73%[1]	28-day MXIBTIIE	Bank of America N.A.	1/03/25	MXN	7,400	14,450	98	14,352
6.43%[2]	28-day MXIBTIIE	Bank of America N.A.	6/06/25	MXN	6,011	2,305	(102)	2,407
6.33%[2]	28-day MXIBTIIE	Citibank N.A.	6/09/25	MXN	3,006	122	(16)	138
6.33%[2]	28-day MXIBTIIE	Citibank N.A.	7/17/25	MXN	7,228	(117)	(34)	(83)
6.32%[2]	28-day MXIBTIIE	Morgan Stanley Capital Services LLC	7/17/25	MXN	14,506	(490)	(67)	(423)
6.32%[2]	28-day MXIBTIIE	Goldman Sachs International	8/06/25	MXN	21,681	(546)	(99)	(447)
6.31%[1]	28-day MXIBTIIE	Bank of America N.A.	8/11/25	MXN	7,575	576	34	542
6.31%[1]	28-day MXIBTIIE	Bank of America N.A.	8/11/25	MXN	7,575	576	34	542
6.31%[1]	28-day MXIBTIIE	Deutsche Bank AG	8/11/25	MXN	28,117	2,420	123	2,297
6.27%[2]	28-day MXIBTIIE	Bank of America N.A.	12/05/25	MXN	901	(266)	(12)	(254)
7.05%[2]	1-day COOIS	Credit Suisse International	7/22/26	COP	623,577	9,410	—	9,410
7.00%[2]	1-day COOIS	Credit Suisse International	7/22/26	COP	623,577	8,652	—	8,652
Total						$(663,070)	$3,427	$(666,497)

[1]	Fund pays the fixed rate and receives the floating rate.
[2]	Fund pays the floating rate and receives the fixed rate.

OTC Total Return — Volatility Swaps

Reference Entity	Volatility Strike Price[1]	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid	Unrealized Depreciation
EUR Currency	9.20%	JPMorgan Chase Bank N.A.	10/13/16	EUR	23,220	$(86,653)	—	$ (86,653)
EUR Currency	9.00%	BNP Paribas S.A.	12/13/16	EUR	23,919	(69,536)	$5,986	(75,522)
EUR Currency	9.15%	BNP Paribas S.A.	12/13/16	EUR	23,596	(83,192)	—	(83,192)
EUR Currency	9.08%	Goldman Sachs International	12/13/16	EUR	23,620	(75,972)	—	(75,972)
Total						$(315,353)	$5,986	$(321,339)

[1]	At expiration, the Fund receives the difference between the implied volatility and predefined volatility strike price multiplied by the notional amount.

Transactions in Options Written for the Year Ended September 30, 2016

	Calls			Puts
		Notional (000)			Notional (000)
	Contracts	KRW	Premiums Received	Contracts	USD	Premiums Received

Outstanding options, beginning of year	—	2,278,440	$1,253	—	—	—
Options written	2,454	—	1,025,900	8,007	565,848	$2,341,602
Options expired	(432)	(2,278,440)	(85,350)	(2,918)	—	(225,321)
Options closed	(2,022)	—	(941,803)	(448)	(565,848)	(1,922,578)

Outstanding options, end of year	—	—	—	4,641	—	$193,703

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$444,479	—	$444,479
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$790,919	—	—	790,919
Options purchased	Investments at value — unaffiliated[2]	—	—	—	148,053	1,571,297	—	1,719,350
	Unrealized appreciation on OTC swaps;
Swaps — OTC	Swap premiums paid	—	$2,226,255	—	—	283,358	—	2,509,613
Swaps — centrally cleared	Net unrealized appreciation[1]	—	—	—	—	39,182	—	39,182
Total		—	$2,226,255	—	$938,972	$2,338,316	—	$5,503,543

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$1,509,588	—	$1,509,588
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$1,751,434	—	—	1,751,434
Options written	Options written at value	—	—	—	—	87,019	—	87,019
Swaps — OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	$1,559,657	—	—	1,261,781	—	2,821,438
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	557,876	—	557,876
Total		—	$1,559,657	—	$1,751,434	$3,416,264	—	$6,727,355

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended September 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(9,970,871)	—	$(9,970,871)
Forward foreign currency exchange contracts	—	—	—	$923,589	—	—	923,589
Options purchased[1]	—	—	—	(29,423)	(2,580,230)	—	(2,609,653)
Options written	—	—	—	—	902,031	—	902,031
Swaps	—	$(3,265,655)	—	—	140,103	—	(3,125,552)

Total	—	$(3,265,655)	—	$894,166	$(11,508,967)	—	$(13,880,456)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$2,498,990	—	$2,498,990
Forward foreign currency exchange contracts	—	—	—	$(2,025,386)	—	—	(2,025,386)
Options purchased[2]	—	—	—	54,825	(440,326)	—	(385,501)
Options written	—	—	—	—	110,877	—	110,877
Swaps	—	$1,148,587	—	—	824,530	—	1,973,117

Total	—	$1,148,587	—	$(1,970,561)	$2,994,071	—	$2,172,097

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	37

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$154,728,254
Average notional value of contracts — short	$578,339,871
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$144,050,942
Average amounts sold — in USD	$85,182,507
Options:
Average value of option contracts purchased	$948,813
Average value of option contracts written	$255,724
Average notional value of swaption contracts purchased	$28,733,250
Average notional value of swaption contracts written	$56,584,800	[1]
Credit default swaps:
Average notional value — buy protection	$86,437,592
Average notional value — sell protection	$17,248,750
Interest rate swaps:
Average notional value — pays fixed rate	$268,896,819
Average notional value — receives fixed rate	$41,623,050

[1]	Actual amounts for the period are shown due to limited derivative financial instructions as of each quarter end.

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$1,375,234		$699,888
Forward foreign currency exchange contracts	790,919		1,751,434
Options	1,719,350	[1]	87,019
Swaps — centrally cleared.	88,142		—
Swaps — OTC[2]	2,509,613		2,821,438

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$6,483,258		$5,359,779
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(2,798,010)		(786,907)

Total derivative assets and liabilities subject to an MNA	$3,685,248		$4,572,872

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.
[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received[2]	Cash Collateral Received	Net Amount of Derivative Assets[3]
Bank of America N.A.	$ 500,271	$ (129,263)	$(371,008)	—	—
Barclays Bank PLC	468,240	(215,277)	—	—	$252,963
BNP Paribas S.A.	331,270	(331,270)	—	—	—
Citibank N.A.	404,219	(339,233)	—	—	64,986
Credit Suisse International	121,782	(121,782)	—	—	—
Deutsche Bank AG	349,443	(349,443)	—	—	—
Goldman Sachs International	328,572	(328,572)	—	—	—
HSBC Bank PLC	106,079	(11,651)	—	—	94,428
J.P. Morgan Securities LLC	50,048	—	—	—	50,048
JPMorgan Chase Bank N.A.	666,539	(666,539)	—	—	—
Morgan Stanley & Co. International PLC	101,281	(101,281)	—	—	—
Morgan Stanley Capital Services LLC	126,401	(103,480)	—	—	22,921
Nomura International PLC	624	(624)	—	—	—
Northern Trust Corp	1,085	—	—	—	1,085
Royal Bank of Scotland PLC	92,613	(92,613)	—	—	—
Standard Chartered Bank	4,571	(4,571)	—	—	—
UBS AG	27,322	(27,322)	—	—	—
Westpac Banking Corp	4,888	—	—	—	4,888

Total	$3,685,248	$(2,822,921)	$(371,008)	—	$491,319

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged[4]	Net Amount of Derivative Liabilities[5]
Bank of America N.A.	$ 129,263	$ (129,263)	—	—	—
Barclays Bank PLC	215,277	(215,277)	—	—	—
BNP Paribas S.A.	541,865	(331,270)	—	—	$210,595
Citibank N.A.	339,233	(339,233)	—	—	—
Credit Suisse International	218,697	(121,782)	—	—	96,915
Deutsche Bank AG	1,277,042	(349,443)	—	$(927,599)	—
Goldman Sachs International	453,919	(328,572)	—	—	125,347
HSBC Bank PLC	11,651	(11,651)	—	—	—
JPMorgan Chase Bank N.A.	722,904	(666,539)	—	—	56,365
Morgan Stanley & Co. International PLC	124,047	(101,281)	—	—	22,766
Morgan Stanley Capital Services LLC	103,480	(103,480)	—	—	—
Nomura International PLC	130,388	(624)	—	—	129,764
Royal Bank of Canada	94	—	—	—	94
Royal Bank of Scotland PLC	225,659	(92,613)	—	—	133,046
Standard Chartered Bank	32,702	(4,571)	—	—	28,131
State Street Bank and Trust Co.	18,210	—	—	—	18,210
UBS AG	28,441	(27,322)	—	—	1,119

Total	$4,572,872	$(2,822,921)	—	$(927,599)	$822,352

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]	Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[5]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	39

Schedule of Investments (continued)	BlackRock Core Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1		Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities		—	$182,688,650	$56,161,814	$238,850,464
Corporate Bonds[1]		—	1,069,595,326	—	1,069,595,326
Foreign Agency Obligations		—	5,909,598	—	5,909,598
Foreign Government Obligations		—	72,395,358	—	72,395,358
Non-Agency Mortgage-Backed Securities		—	151,281,354	5,462,284	156,743,638
Preferred Securities[1]		$3,073,483	18,189,067	—	21,262,550
Project Loans		—	—	21,004	21,004
Taxable Municipal Bonds		—	35,120,950	—	35,120,950
U.S. Government Sponsored Agency Securities		—	1,427,098,985	—	1,427,098,985
U.S. Treasury Obligations		—	1,335,283,488	—	1,335,283,488
Short-Term Securities		2,666,751	110,699,603	—	113,366,354
Options Purchased:
Foreign currency exchange contracts		—	148,053	—	148,053
Interest rate contracts		1,334,634	236,663	—	1,571,297
Liabilities:
Investments:
TBA Sale Commitments		—	(599,479,298)	—	(599,479,298)

Total		$7,074,868	$3,809,167,797	$61,645,102	$3,877,887,767

Derivative Financial Instruments[2]
Assets:
Credit contracts		—	$713,182	—	$713,182
Foreign currency exchange contracts		—	790,919	—	790,919
Interest rate contracts	$	. 444,479	312,762	—	757,241
Liabilities:
Credit contracts		—	(192,437)	—	(192,437)
Foreign currency exchange contracts		—	(1,751,434)	—	(1,751,434)
Interest rate contracts		(1,596,607)	(1,819,292)	—	(3,415,899)
Total		$(1,152,128)	$(1,946,300)	—	$(3,098,428)

[1]	See above Schedule of Investments for values in each industry.

[2]

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (concluded)	BlackRock Core Bond Portfolio

The Fund may hold assets and/or liabilities in which the fair value, approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$2,235,805	—	—	$2,235,805
Cash pledged:
Collateral — OTC derivatives	1,210,000	—	—	1,210,000
Futures contracts	4,321,520	—	—	4,321,520
Centrally cleared swaps	2,830,750	—	—	2,830,750
Liabilities:
Bank overdraft	—	$(38,104)	—	(38,104)
Reverse repurchase agreements	—	(632,754,197)	—	(632,754,197)
Cash received:
Collateral — reverse repurchase agreements	—	(760,000)	—	(760,000)
Collateral — TBA commitments	—	(17,000)	—	(17,000)

Total	$10,598,075	$(633,569,301)	—	$(622,971,226)

During the year ended September 30, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Non-Agency Mortgage-Backed Securities	Project Loans	Total
Assets:
Opening Balance, as of September 30, 2015	$41,486,407	$4,046,895	$24,867	$45,558,169
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(13,349,739)	(554,742)	—	(13,904,481)
Accrued discounts/premiums	51,507	9,137	11	60,655
Net realized gain (loss)	37,316	102,797	11	140,124
Net change in unrealized appreciation (depreciation)[1,2]	200,565	11,208	(326)	211,447
Purchases	38,151,962	4,797,636	—	42,949,598
Sales	(10,416,204)	(2,950,647)	(3,559)	(13,370,410)

Closing Balance, as of September 30, 2016	$56,161,814	$5,462,284	$21,004	$61,645,102

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2016[2]	$253,863	$98,258	$(326)	$351,795

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2016, is generally due to investments no longer held or categorized as Level 3 at year end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	41

Consolidated Schedule of Investments September 30, 2016	BlackRock High Yield Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACAS CLO Ltd.:
Series 2014-1A, Class C, 3.58%, 7/18/26 (a)(b)	USD	750	$745,908
Series 2015-1A, Class D, 4.33%, 4/18/27 (a)(b)		2,750	2,651,661
Adagio V CLO DAC, Series V-X, Class E, 6.70%, 10/15/29	EUR	820	898,518
AIMCO CLO, Series 2015-AA, Class E, 8.50%, 1/15/28 (a)(b)	USD	1,000	985,297
ALM V Ltd., Series 2012-5A, Class DR, 6.68%, 10/18/27 (a)(b)		8,500	8,026,689
ALM VI Ltd.:
Series 2012-6A, Class CR, 4.43%, 7/15/26 (a)(b)		4,750	4,734,800
Series 2012-6A, Class DR, 6.33%, 7/15/26 (a)(b)		6,700	6,147,250
ALM VII Ltd.:
Series 2012-7A, Class BR, 3.33%, 10/15/28 (a)(b)		7,000	7,000,000
Series 2012-7A, Class CR, 4.68%, 10/15/28 (a)(b)		5,500	5,439,280
ALM VII R Ltd., Series 2013-7RA, Class D, 5.71%, 4/24/24 (a)(b)		5,175	4,850,441
ALM VII R-2 Ltd., Series 2013-7R2A, Class C, 4.16%, 4/24/24 (a)(b)		2,750	2,675,471
ALM VIII Ltd.:
Series 2013-8A, Class C, 3.90%, 1/20/26 (a)(b)		2,800	2,800,015
Series 2013-8A, Class CR, 4.80%, 10/15/28 (a)(b)		2,750	2,721,400
ALM X Ltd., Series 2013-10A, Class B, 3.28%, 1/15/25 (a)(b)		500	500,075
ALM XI Ltd., Series 2014-11A, Class C, 4.18%, 10/17/26 (a)(b)		1,250	1,215,625
ALM XII Ltd.:
Series 2015-12A, Class C1, 4.43%, 4/16/27 (a)(b)		3,500	3,358,600
Series 2015-12A, Class D, 6.18%, 4/16/27 (a)(b)		1,000	909,577
ALM XIV Ltd., Series 2014-14A, Class C, 4.19%, 7/28/26 (a)(b)		2,650	2,584,164
ALM XVI Ltd./ALM XVI LLC:
Series 2015-16A, Class C1, 4.18%, 7/15/27 (a)(b)		6,000	5,778,915
Series 2015-16A, Class D, 6.03%, 7/15/27 (a)(b)		3,750	3,276,374
ALM XVIII Ltd., Series 2016-18A, Class D, 8.26%, 7/15/27 (a)(b)		1,000	950,000
AMMC CLO 15 Ltd.:
Series 2014-15A, Class C1, 4.29%, 12/09/26 (a)(b)		1,000	1,002,500
Series 2014-15A, Class D, 5.03%, 12/09/26 (a)(b)		2,500	2,456,250
AMMC CLO 16 Ltd., Series 2015-16A, Class C, 3.77%, 4/14/27 (a)(b)		3,750	3,760,632
AMMC CLO 18 Ltd., Series 2016-18A, Class D, 5.67%, 5/26/28 (a)(b)		1,000	1,000,000
AMMC CLO IX Ltd.:
Series 2011-9A, Class DR, 6.33%, 1/15/22 (a)(b)		2,000	1,998,469
Series 2011-9A, Class ER, 8.33%, 1/15/22 (a)(b)		3,500	3,507,534
Anchorage Capital CLO 6 Ltd.:
Series 2015-6A, Class C, 3.53%, 4/15/27 (a)(b)		2,300	2,305,980
Series 2015-6A, Class D, 4.08%, 4/15/27 (a)(b)		3,250	3,116,469
Series 2015-6A, Class E1, 5.58%, 4/15/27 (a)(b)		3,250	2,748,824

Asset-Backed Securities		Par (000)	Value
Anchorage Capital CLO 7 Ltd.:
Series 2015-7A, Class C, 3.73%, 10/15/27 (a)(b)	USD	3,625	$3,625,000
Series 2015-7A, Class D, 4.33%, 10/15/27 (a)(b)		3,000	2,916,686
Anchorage Capital CLO 8 Ltd., Series 2016-8A, Class D, 4.92%, 7/28/28 (a)(b)		1,500	1,503,750
Anchorage Capital CLO Ltd.:
Series 2012-1A, Class DR, 8.12%, 1/13/27 (a)(b)		1,000	962,900
Series 2014-3A, Class C, 4.24%, 4/28/26 (a)(b)		1,000	977,863
Apidos CLO IX, Series 2012-9AR, Class ER, 6.78%, 7/15/23 (a)(b)		1,500	1,493,573
Apidos CLO XII, Series 2013-12A, Class D, 3.73%, 4/15/25 (a)(b)		1,000	948,355
Apidos CLO XVI, Series 2013-16A, Class C, 3.94%, 1/19/25 (a)(b)		3,500	3,348,906
Apidos CLO XVIII:
Series 2014-18A, Class C, 4.35%, 7/22/26 (a)(b)		1,850	1,823,945
Series 2014-18A, Class D, 5.90%, 7/22/26 (a)(b)		2,500	2,265,811
Apidos CLO XXI, Series 2015-21A, Class C, 4.23%, 7/18/27 (a)(b)		1,000	925,674
Arbour CLO IV DAC, Series 4X, Class E, 0.00%, 1/15/30 (b)	EUR	917	967,177
ARES CLO Ltd.:
Series 2012-2A, Class CR, 3.37%, 10/12/23 (a)(b)	USD	1,750	1,746,167
Series 2012-2A, Class DR, 4.37%, 10/12/23 (a)(b)		1,500	1,462,395
Series 2015-4A, Class C, 4.93%, 10/15/26 (a)(b)		2,850	2,821,901
Series 2015-4A, Class D2, 7.70%, 10/15/26 (a)(b)		1,000	957,749
ARES XXII CLO Ltd., Series 2007-22A, Class C, 3.33%, 8/15/19 (a)(b)		750	750,750
ARES XXIII CLO Ltd., Series 2012-1A, Class E, 6.29%, 4/19/23 (a)(b)		1,200	1,173,693
ARES XXV CLO Ltd., Series 2012-3A, Class CR, 3.05%, 1/17/24 (a)(b)		4,000	4,000,000
ARES XXXII CLO Ltd., Series 2014-32A, Class B, 4.07%, 11/15/25 (a)(b)		2,000	2,040,782
ARES XXXIII CLO Ltd.:
Series 2015-1A, Class C, 5.14%, 12/05/25 (a)(b)		2,750	2,737,232
Series 2015-1A, Class D, 7.07%, 12/05/25 (a)(b)		1,000	934,787
ARES XXXIX CLO Ltd., Series 2016-39A, Class E, 7.94%, 7/18/28 (a)(b)		2,500	2,321,750
ARES XXXVII CLO Ltd., Series 2015-4A, Class D1, 7.48%, 10/15/26 (a)(b)		3,000	2,880,755
Atlas Senior Loan Fund II Ltd., Series 2012-2A, Class DR, 4.73%, 1/30/24 (a)(b)		2,000	1,988,458
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A3L, 3.52%, 2/17/26 (a)(b)		1,900	1,872,112
Atlas Senior Loan Fund Ltd.:
Series 2012-1A, Class A3LR, 3.26%, 8/15/24 (a)(b)		1,250	1,250,000
Series 2012-1A, Class B1LR, 4.66%, 8/15/24 (a)(b)		1,500	1,500,000
Series 2012-1A, Class B2L, 7.07%, 8/15/24 (a)(b)		3,250	3,250,034
Atlas Senior Loan Fund V Ltd., Series 2014-1A, Class C, 3.63%, 7/16/26 (a)(b)		750	750,016
Atlas Senior Loan Fund VI Ltd., Series 2014-6A, Class D, 4.38%, 10/15/26 (a)(b)		1,000	966,228

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Asset-Backed Securities		Par (000)	Value
Atrium CDO Corp.:
Series 8A, Class D, 5.21%, 10/23/22 (a)(b)	USD	1,450	$1,450,056
Series 8I, Class SUB, 0.00%, 10/23/22 (c)		11,500	7,608,874
Atrium IX, Series 9A, Class D, 4.33%, 2/28/24 (a)(b)		1,000	982,500
Atrium X, Series 10A, Class D, 4.18%, 7/16/25 (a)(b)		2,000	1,940,984
Atrium XII, Series -12A, Class D, 4.60%, 10/22/26 (a)(b)		4,500	4,500,000
Babson CLO Ltd.:
Series 2015-2A, Class E, 6.25%, 7/20/27 (a)(b)		1,250	1,099,256
Series 2016-1A, Class E, 7.26%, 4/23/27 (a)(b)		1,100	1,039,500
Ballyrock CLO Ltd., Series 2016-1A, Class C, 3.52%, 10/15/28 (a)(b)		2,750	2,736,250
Battalion CLO VIII Ltd.:
Series 2015-8A, Class C, 4.58%, 4/18/27 (a)(b)		1,250	1,213,875
Series 2015-8A, Class D, 6.13%, 4/18/27 (a)(b)		1,650	1,394,811
Benefit Street Partners CLO IV Ltd., Series 2014-IVA, Class C, 4.20%, 7/20/26 (a)(b)		2,750	2,612,775
Benefit Street Partners CLO VI Ltd.:
Series 2015-VIA, Class C, 4.38%, 4/18/27 (a)(b)		3,250	3,153,081
Series 2015-VIA, Class D, 6.23%, 4/18/27 (a)(b)		2,500	2,300,000
Benefit Street Partners CLO VIII Ltd., Series 2015-8A, Class C, 4.60%, 1/20/28 (a)(b)		3,500	3,426,850
Betony CLO Ltd., Series 2015-1A, Class D, 4.28%, 4/15/27 (a)(b)		3,000	2,780,554
Birchwood Park CLO Ltd., Series 2014-1A, Class D1, 4.13%, 7/15/26 (a)(b)		1,000	952,245
BlueMountain CLO Ltd.:
Series 2012-1A, Class D, 5.05%, 7/20/23 (a)(b)		3,850	3,904,492
Series 2013-1A, Class B, 3.47%, 5/15/25 (a)(b)		1,500	1,491,926
Series 2013-4A, Class D, 4.38%, 4/15/25 (a)(b)		1,000	990,229
Series 2014-4A, Class E, 6.13%, 11/30/26 (a)(b)		3,125	2,883,075
Series 2015-1A, Class B, 3.82%, 4/13/27 (a)(b)		1,500	1,503,750
Series 2015-1A, Class C, 4.42%, 4/13/27 (a)(b)		1,250	1,224,166
Series 2015-1A, Class D, 6.12%, 4/13/27 (a)(b)		1,500	1,434,893
Series 2015-2A, Class E, 6.03%, 7/18/27 (a)(b)		1,500	1,298,791
Series 2015-4A, Class D2, 4.75%, 1/20/27 (a)(b)		1,500	1,475,573
Series 2015-4A, Class E, 7.20%, 1/20/27 (a)(b)		1,250	1,197,869
BlueMountain EUR CLO, Series 2016-1X, Class E, 6.60%, 4/25/30 (b)	EUR	1,650	1,866,141
Cadogan Square CLO VII BV, Series 7X, Class E, 6.00%, 5/25/29		2,800	3,099,987
Canyon Capital CLO Ltd.:
Series 2016-1A, Class E, 8.12%, 4/15/28 (a)(b)	USD	1,000	977,200
Series 2016-2A, Class E, 7.54%, 10/15/28 (a)(b)		1,000	942,690
Carlyle Global Market Strategies CLO Ltd.:
Series 2012-2A, Class C1R, 3.60%, 7/20/23 (a)(b)		500	501,598

Asset-Backed Securities		Par (000)	Value
Series 2012-2AR, Class ER, 6.80%, 7/20/23 (a)(b)	USD	260	$259,968
Series 2012-3A, Class A1R, 2.08%, 10/14/28 (a)(b)		6,500	6,500,000
Series 2012-3A, Class BR, 4.17%, 10/14/28 (a)(b)		3,000	3,000,000
Series 2013-1A, Class C, 4.82%, 2/14/25 (a)(b)		2,000	1,999,881
Series 2013-2A, Class D, 4.43%, 4/18/25 (a)(b)		2,250	2,239,246
Series 2013-3A, Class B, 3.33%, 7/15/25 (a)(b)		750	748,349
Series 2013-3A, Class C, 4.08%, 7/15/25 (a)(b)		1,000	969,744
Series 2014-4A, Class C, 3.83%, 10/15/26 (a)(b)		1,245	1,245,811
Series 2014-5A, Class C, 4.83%, 10/16/25 (a)(b)		2,750	2,750,985
Series 2015-1A, Class C, 3.85%, 4/20/27 (a)(b)		1,250	1,260,726
Series 2015-1A, Class D, 4.45%, 4/20/27 (a)(b)		3,500	3,427,703
Series 2015-1A, Class E1, 6.00%, 4/20/27 (a)(b)		2,750	2,469,833
Series 2015-2A, Class C, 4.48%, 4/27/27 (a)(b)		1,250	1,224,371
Series 2015-2A, Class D, 6.03%, 4/27/27 (a)(b)		1,500	1,328,490
Series 2015-4A, Class SBB1, 9.20%, 10/20/27 (a)(b)		4,004	3,895,737
Series 2016-1A, Class C, 5.53%, 4/20/27 (a)(b)		2,000	2,013,600
Series 2016-1A, Class D, 8.23%, 4/20/27 (a)(b)		2,000	2,008,400
Series 2016-3A, Class C, 4.79%, 10/20/29 (a)(b)		1,000	988,600
Carlyle Global Market Strategies Euro CLO:
Series 2015-2X, Class D, 5.50%, 9/21/29	EUR	1,000	1,113,484
Series 2015-3X, Class D, 5.55%, 1/15/29 (b)		2,200	2,390,809
Cedar Funding III CLO Ltd., Series 2014-3A, Class D, 4.36%, 5/20/26 (a)(b)	USD	3,695	3,622,697
Cedar Funding V CLO Ltd., Series 2016-5A, Class A1, 2.24%, 7/17/28 (a)(b)		3,000	3,003,750
CFIP CLO Ltd., Series 2013-1A, Class D, 4.45%, 4/20/24 (a)(b)		2,000	1,965,877
CIFC Funding Ltd.:
Series 2012-1A, Class B1R, 4.97%, 8/14/24 (a)(b)		2,250	2,250,237
Series 2014-2A, Class A3L, 3.68%, 5/24/26 (a)(b)		2,545	2,524,916
Series 2014-3A, Class C1, 3.50%, 7/22/26 (a)(b)		3,000	2,997,407
Series 2014-3A, Class D, 4.10%, 7/22/26 (a)(b)		2,763	2,618,277
Series 2014-5A, Class A1, 2.26%, 1/17/27 (a)(b)		4,750	4,752,825
Series 2015-1A, Class A1, 2.22%, 1/22/27 (a)(b)		1,000	1,000,702
Series 2015-1A, Class D, 4.70%, 1/22/27 (a)(b)		2,300	2,212,474
Series 2015-2A, Class D, 4.33%, 4/15/27 (a)(b)		1,750	1,652,501
Series 2015-4A, Class C1, 4.50%, 10/20/27 (a)(b)		1,750	1,677,112
Cole Park CLO Ltd., Series 2015-1A, Class E, 6.80%, 10/20/28 (a)(b)		1,000	930,000
Dryden 34 Senior Loan Fund:
Series 2014-34A, Class C, 3.48%, 10/15/26 (a)(b)		1,600	1,591,027

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	43

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Asset-Backed Securities		Par (000)	Value
Series 2014-34A, Class D, 4.28%, 10/15/26 (a)(b)	USD	1,150	$1,106,875
Dryden 36 Senior Loan Fund:
Series 2014-36A, Class D, 4.54%, 11/09/25 (a)(b)		1,000	968,283
Series 2014-36A, Class E, 5.99%, 11/09/25 (a)(b)		1,000	891,067
Dryden 43 Senior Loan Fund, Series 2016-43A, Class E, 7.90%, 7/20/29 (a)(b)		1,000	995,000
Euro-Galaxy IV CLO BV, Series 2015-4X, Class E, 4.50%, 7/30/28 (b)	EUR	2,500	2,491,696
Euro-Galaxy V CLO BV, Series 2016-5X, Class E, 0.00%, 11/10/30 (b)		700	770,150
Flatiron CLO Ltd.:
Series 2012-1A, Class C, 5.21%, 10/25/24 (a)(b)		1,650	1,649,975
Series 12-1AR, Class CR, 5.35%, 10/25/21 (a)(b)	USD	1,650	1,650,000
Fraser Sullivan CLO VII Ltd.:
Series 2012-7A, Class CR, 4.15%, 4/20/23 (a)(b)		3,800	3,805,762
Series 2012-7A, Class DR, 5.95%, 4/20/23 (a)(b)		1,000	980,572
Series 2012-7A, Class ER, 4.95%, 4/20/23 (a)(b)		2,570	2,104,897
Series 2012-7A, Class SUBR, 0.00%, 4/20/23 (a)(c)		3,580	1,102,687
Galaxy XIV CLO Ltd., Series 2012-14A, Class D, 5.22%, 11/15/24 (a)(b)		2,150	2,149,978
GoldenTree Loan Opportunities VI Ltd., Series 2012-6A, Class E, 6.18%, 4/17/22 (a)(b)		600	599,098
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class D, 4.01%, 4/25/25 (a)(b)		1,500	1,448,107
GoldenTree Loan Opportunities VIII Ltd., Series 2014-8A, Class D, 4.31%, 4/19/26 (a)(b)		1,500	1,476,300
GoldenTree Loan Opportunities XI Ltd., Series 2015-11A, Class D, 4.38%, 4/18/27 (a)(b)		3,750	3,662,447
Gramercy Park CLO Ltd., Series 2012-1AR, Class DR, 6.18%, 7/17/23 (a)(b)		2,080	2,055,623
Harvest CLO XVI DAC, Series 16X, Class E, 6.40%, 10/15/29	EUR	1,125	1,233,858
Highbridge Loan Management Ltd.:
Series 2015-6A, Class D, 4.43%, 5/05/27 (a)(b)	USD	2,500	2,345,675
Series 2015-6A, Class E1, 6.23%, 5/05/27 (a)(b)		2,000	1,789,858
Series 2016-8A, Class D, 5.55%, 4/20/27 (a)(b)		1,500	1,445,084
Series 2016-8A, Class E, 8.60%, 4/20/27 (a)(b)		1,000	998,321
HPS Loan Management Ltd., Series 9A-2016, Class D2, 7.08%, 7/19/27 (a)(b)		1,000	916,000
Jamestown CLO IV Ltd., Series 2014-4A, Class SUB, 0.00%, 7/15/26 (a)(c)		2,000	732,490
LCM IX LP:
Series 9A, Class A, 1.87%, 7/14/22 (a)(b)		251	251,209
Series 9A, Class E, 4.87%, 7/14/22 (a)(b)		1,125	1,123,522
LCM X LP, Series 10AR, Class ER, 6.18%, 4/15/22 (a)(b)		1,550	1,517,392
LCM XI LP, Series 11A, Class E, 5.84%, 4/19/22 (a)(b)		1,000	958,973
LCM XIII LP, Series 13A, Class D, 4.49%, 1/19/23 (a)(b)		1,250	1,244,073

Asset-Backed Securities		Par (000)	Value
LCM XV LP, Series 15A, Class C, 3.93%, 8/25/24 (a)(b)	USD	1,000	$1,000,010
LCM XVIII LP:
Series 18A, Class D, 4.50%, 4/20/27 (a)(b)		3,250	3,185,493
Series 18A, Class E, 6.05%, 4/20/27 (a)(b)		3,500	3,130,304
Series 18A, Class INC, 0.00%, 4/20/27 (a)(b)		2,565	1,709,633
Madison Park Funding Ltd., Series 2012-9A, Class DR, 4.67%, 8/15/22 (a)(b)		6,000	5,964,539
Madison Park Funding VIII Ltd., Series 2012-8AR, Class DR, 4.55%, 4/22/22 (a)(b)		3,500	3,499,258
Madison Park Funding XIII Ltd., Series 2014-13A, Class D, 4.04%, 1/19/25 (a)(b)		1,500	1,457,085
Madison Park Funding XIV Ltd., Series 2014-14A, Class D, 4.30%, 7/20/26 (a)(b)		4,221	4,145,788
Madison Park Funding XIX Ltd., Series 2015-19A, Class D, 7.15%, 1/22/28 (a)(b)		1,000	955,049
Madison Park Funding XV Ltd., Series 2014-15A, Class B1, 3.98%, 1/27/26 (a)(b)		1,000	1,001,016
Madison Park Funding XVI Ltd.:
Series 2015-16A, Class B, 3.70%, 4/20/26 (a)(b)		1,500	1,505,850
Series 2015-16A, Class C, 4.40%, 4/20/26 (a)(b)		1,500	1,477,298
Mill Creek CLO Ltd., Series 2016-1A, Class E, 8.37%, 4/20/28 (a)(b)		1,000	1,000,000
Neuberger Berman CLO XIII Ltd.:
Series 2012-13A, Class C, 3.56%, 1/23/24 (a)(b)		2,000	2,016,400
Series 2012-13A, Class D, 5.21%, 1/23/24 (a)(b)		1,000	999,986
Neuberger Berman CLO XVII Ltd., Series 2014-17A, Class D, 4.32%, 8/04/25 (a)(b)		1,500	1,438,500
Neuberger Berman CLO XVIII Ltd.:
Series 2014-18A, Class B, 3.97%, 11/14/25 (a)(b)		1,000	1,000,008
Series 2014-18A, Class C, 4.57%, 11/14/25 (a)(b)		3,250	3,146,748
Neuberger Berman CLO XX Ltd.:
Series 2015-20A, Class D, 4.62%, 1/15/28 (a)(b)		1,000	928,159
Series 2015-20A, Class E, 7.12%, 1/15/28 (a)(b)		3,875	3,536,912
Neuberger Berman CLO XXII Ltd.:
Series 2016-22A, Class D, 4.67%, 10/17/27 (a)(b)		3,750	3,640,500
Series 2016-22A, Class E, 7.67%, 10/17/27 (a)(b)		2,000	1,881,800
Oak Hill Credit Partners XII Ltd., Series 2015-12A, Class D1, 4.64%, 1/23/27 (a)(b)		1,950	1,930,500
OCP CLO Ltd.:
Series 2013-3A, Class B, 3.43%, 1/17/25 (a)(b)		2,500	2,499,971
Series 2014-7A, Class A1A, 2.30%, 10/20/26 (a)(b)		1,000	999,957
Series 2016-12A, Class C, 5.00%, 10/18/28 (a)(b)		2,000	1,912,200
Octagon Investment Partners 26 Ltd.:
Series 2016-1A, Class D, 5.63%, 4/15/27 (a)(b)		1,000	1,001,396

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Asset-Backed Securities		Par (000)	Value
Series 2016-1A, Class E, 8.53%, 4/15/27 (a)(b)	USD	2,500	$2,499,729
Octagon Investment Partners 27 Ltd.,
Series 2016-1A, Class E, 7.76%, 7/15/27 (a)(b)		1,500	1,492,800
Octagon Investment Partners XII Ltd.:
Series 2012-1AR, Class ER, 6.28%, 5/05/23 (a)(b)		1,150	1,125,111
Series 2012-1X, Class DR, 4.58%, 5/05/23		1,000	999,921
Octagon Investment Partners XVII Ltd.,
Series 2013-1A, Class A2R, 2.31%, 10/25/25 (a)(b)		3,500	3,500,000
Octagon Investment Partners XXI Ltd.,
Series 2014-1A, Class C, 4.47%, 11/14/26 (a)(b)		2,250	2,173,702
Octagon Investment Partners XXII Ltd.:
Series 2014-1A, Class C1, 3.95%, 11/25/25 (a)(b)		1,750	1,750,373
Series 2014-1A, Class D1, 4.60%, 11/25/25 (a)(b)		1,750	1,709,049
OHA Credit Partners XI Ltd., Series 2015-11A, Class E, 7.40%, 10/20/28 (a)(b)		2,250	2,128,966
OneMain Financial Issuance Trust,
Series 2015-2A, Class C, 4.32%, 7/18/25 (a)		1,500	1,494,257
OZLM Funding III Ltd., Series 2013-3A, Class C, 4.60%, 1/22/25 (a)(b)		2,250	2,230,198
OZLM Funding Ltd.:
Series 2012-1A, Class DR, 7.40%, 7/22/27 (a)(b)		3,500	3,289,905
Series 2012-2A, Class C, 5.11%, 10/30/23 (a)(b)		1,000	1,000,000
OZLM IX Ltd., Series 2014-9A, Class C, 4.30%, 1/20/27 (a)(b)		2,000	1,936,086
OZLM VII Ltd.:
Series 2014-7A, Class C, 4.28%, 7/17/26 (a)(b)		5,600	5,376,334
Series 2014-7A, Class D, 5.68%, 7/17/26 (a)(b)		2,900	2,632,200
OZLM XI Ltd.:
Series 2015-11A, Class B, 3.76%, 1/30/27 (a)(b)		3,000	2,999,768
Series 2015-11A, Class C1, 4.81%, 1/30/27 (a)(b)		5,750	5,552,292
OZLM XII Ltd.:
Series 2015-12A, Class B, 3.66%, 4/30/27 (a)(b)		1,500	1,499,905
Series 2015-12A, Class C, 4.46%, 4/30/27 (a)(b)		4,750	4,410,736
Series 2015-12A, Class D, 6.16%, 4/30/27 (a)(b)		2,000	1,741,127
OZLM XIII Ltd.:
Series 2015-13A, Class C, 5.26%, 7/30/27 (a)(b)		1,500	1,499,940
Series 2015-13A, Class D, 6.21%, 7/30/27 (a)(b)		3,250	2,820,447
OZLM XIV Ltd.:
Series 2015-14A, Class C, 5.03%, 1/15/29 (a)(b)		3,000	2,968,329
Series 2015-14A, Class D, 7.03%, 1/15/29 (a)(b)		1,500	1,391,215
Palmer Square CLO Ltd., Series 2014-1A, Class C, 4.53%, 10/17/22 (a)(b)		1,825	1,797,845
Race Point IX CLO Ltd., Series 2015-9A, Class A1, 2.19%, 4/15/27 (a)(b)		1,000	1,000,327
Regatta Funding LP:
Series 2013-2A, Class C, 4.68%, 1/15/25 (a)(b)		2,750	2,599,592

Asset-Backed Securities		Par (000)	Value
Series 2013-2A, Class D, 6.18%, 1/15/25 (a)(b)	USD	4,000	$3,454,188
Regatta IV Funding Ltd., Series 2014-1A, Class C, 3.66%, 7/25/26 (a)(b)		2,000	1,999,872
Seneca Park CLO Ltd., Series 2014-1A, Class SUB, 0.00%, 7/17/26 (a)(c)		2,500	1,314,725
Sound Point CLO III Ltd., Series 2013-2A, Class D, 4.58%, 7/15/25 (a)(b)		3,250	3,217,191
Sound Point CLO IV Ltd., Series 2013-3A, Class D, 4.20%, 1/21/26 (a)(b)		3,750	3,622,153
Sound Point CLO IX Ltd.:
Series 2015-2A, Class D, 4.25%, 7/20/27 (a)(b)		2,000	1,897,153
Series 2015-2A, Class E, 6.20%, 7/20/27 (a)(b)		2,000	1,790,000
Sound Point CLO XII Ltd.:
Series 2016-2A, Class D, 4.73%, 10/20/28 (a)(b)		1,000	1,000,000
Series 2016-2A, Class E, 6.88%, 10/20/28 (a)(b)		1,000	924,474
Steele Creek CLO Ltd., Series 2014-1A, Class C, 4.01%, 8/21/26 (a)(b)		3,000	3,000,000
Stewart Park CLO Ltd., Series 2015-1A, Class E, 6.13%, 4/15/26 (a)(b)		5,000	4,467,319
Symphony CLO X Ltd.:
Series 2012-10AR, Class DR, 4.56%, 7/23/23 (a)(b)		3,625	3,603,845
Series 2012-10AR, Class ER, 6.56%, 7/23/23 (a)(b)		6,520	6,455,470
Symphony CLO XI Ltd., Series 2013-11A, Class B1, 2.88%, 1/17/25 (a)(b)		1,000	1,007,100
Symphony CLO XVI Ltd., Series 2015-16A, Class E, 6.13%, 7/15/28 (a)(b)		1,000	886,928
Symphony CLO XVII Ltd., Series 2016-17A, Class D, 5.50%, 4/15/28 (a)(b)		750	756,750
THL Credit Wind River CLO Ltd., Series 2012-1A, Class D, 5.68%, 1/15/24 (a)(b)		1,000	1,000,700
TICP CLO I Ltd.:
Series 2015-1A, Class C, 3.70%, 7/20/27 (a)(b)		1,500	1,482,144
Series 2015-1A, Class D, 4.25%, 7/20/27 (a)(b)		1,500	1,391,553
Treman Park CLO Ltd., Series 2015-1A, Class D, 4.56%, 4/20/27 (a)(b)		1,800	1,774,179
Venture XI CLO Ltd., Series 2012-11AR, Class DR, 4.77%, 11/14/22 (a)(b)		2,150	2,136,077
Venture XII CLO Ltd., Series 2012-12A, Class D, 4.48%, 2/28/24 (a)(b)		1,500	1,476,315
Venture XIII CLO Ltd., Series 2013-13A, Class D, 4.40%, 6/10/25 (a)(b)		2,000	1,962,543
Venture XIX CLO Ltd., Series 2014-19A, Class C, 3.98%, 1/15/26 (a)(b)		1,700	1,700,000
Venture XVII CLO Ltd., Series 2014-17A, Class B1, 2.78%, 7/15/26 (a)(b)		1,000	999,975
Venture XX CLO Ltd.:
Series 2015-20A, Class C, 3.83%, 4/15/27 (a)(b)		2,250	2,250,453
Series 2015-20A, Class D, 4.53%, 4/15/27 (a)(b)		1,670	1,612,668
Venture XXI CLO Ltd., Series 2015-21A, Class D, 4.28%, 7/15/27 (a)(b)		2,780	2,554,924
Vibrant CLO II Ltd., Series 2013-2A, Class C, 4.31%, 7/24/24 (a)(b)		1,000	950,257
Voya CLO Ltd.:
Series 2012-2RA, Class DR, 4.63%, 10/15/22 (a)(b)		2,250	2,249,910

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	45

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Asset-Backed Securities		Par (000)	Value
Series 2012-2RA, Class ER, 6.68%, 10/15/22 (a)(b)	USD	3,125	$3,072,656
Series 2013-2A, Class C, 4.21%, 4/25/25 (a)(b)		1,000	975,396
Series 2014-4A, Class C, 4.67%, 10/14/26 (a)(b)		3,000	2,949,371
Series 2015-1A, Class D, 6.28%, 4/18/27 (a)(b)		2,500	2,254,006
Series 2016-3A, Class C, 4.71%, 10/18/27 (a)(b)		2,000	1,956,202
Series 2016-3A, Class D, 7.71%, 10/18/27 (a)(b)		1,000	947,680
Westcott Park CLO Ltd.:
Series 2016-1A, Class D, 5.05%, 7/20/28 (a)(b)		1,250	1,237,500
Series 2016-1A, Class E, 7.90%, 7/20/28 (a)(b)		1,000	952,500
York CLO 1 Ltd., Series 2014-1A, Class D, 4.80%, 1/22/27 (a)(b)		2,500	2,465,767
York CLO 2 Ltd., Series 2015-1A, Class E, 6.95%, 10/22/27 (a)(b)		1,000	917,533
Ziggurat CLO I Ltd., Series 2014-1A, Class C, 3.78%, 10/17/26 (a)(b)		3,000	3,017,400
Total Asset-Backed Securities — 2.8%			536,665,060

Common Stocks		Shares
Auto Components — 0.0%
Lear Corp.		1,538	186,436
Banks — 0.3%
Bank of America Corp.		831,395	13,011,332
Citigroup, Inc.		271,904	12,842,026
JPMorgan Chase & Co.		189,473	12,617,007
Wells Fargo & Co.		260,996	11,556,903

			50,027,268
Capital Markets — 0.9%
American Capital Ltd. (d)		9,132,000	154,422,120
Freedom Pay, Inc. (d)		314,534	3
Goldman Sachs Group, Inc.		73,562	11,863,344
Morgan Stanley		420,774	13,490,014

			179,775,481
Chemicals — 0.0%
Advanced Emissions Solutions, Inc. (d)		310,220	2,332,854
Consumer Finance — 1.1%
Ally Financial, Inc.		4,600,276	89,567,366
Ally Financial, Inc. (d)		4,053,560	78,922,813
Ally Financial, Inc. (d)		1,720,096	33,490,269

			201,980,448
Diversified Financial Services — 0.1%
Adelphia Recovery Trust, Series ACC-1 INT		1,108,793	1,109
Adelphia Recovery Trust, Series Arahova INT		242,876	2,429
Adelphia Recovery Trust, Series Frontiervision INT		131,748	527
Concrete Investment I SCA (d)		165,000	21,501,028
Concrete Investment I SCA — Stapled (d)(e)		165,000	2
Concrete Investment II SCA — Stapled (d)(e)		34,464	—

			21,505,095
Equity Real Estate Investment Trusts (REITs) — 0.0%
Ovation Acquisition I, LLC (Acquired 12/28/15, cost $98,247) (d)(f)		98,247	98,247

Common Stocks		Shares	Value
Hotels, Restaurants & Leisure — 0.3%
Amaya, Inc. (d)	2,258,029		$36,573,891
Amaya, Inc. (d)		781,880	12,664,316

			49,238,207
Oil, Gas & Consumable Fuels — 0.1%
Denbury Resources, Inc. (d)	1,298,440		4,150,853
Laricina Energy Ltd. (d)(g)		376,471	3
Osum Oil Sands Corp. (d)(g)	1,600,000		3,829,414
Peninsula Energy Ltd. (d)(h)	13,944,024		5,957,962

			13,938,232
Semiconductors & Semiconductor Equipment — 0.0%
SunPower Corp. (d)		1,381	12,319
Software — 0.0%
kCAD Holdings I Ltd. (d)	4,067,849,248		1,301,712
Transportation Infrastructure — 0.1%
Gener8 Maritime, Inc. (d)	4,104,897		21,017,073
Wireless Telecommunication Services — 0.1%
T-Mobile U.S., Inc. (d)		520,200	24,303,744
Total Common Stocks — 3.0%			565,717,116

Corporate Bonds		Par (000)
Aerospace & Defense — 1.4%
Bombardier, Inc.:
5.50%, 9/15/18 (a)	USD	16,677	16,927,155
6.00%, 10/15/22 (a)		5,658	5,120,490
6.13%, 1/15/23 (a)		13,762	12,213,775
7.50%, 3/15/25 (a)		42,254	38,926,497
KLX, Inc., 5.88%, 12/01/22 (a)		22,751	23,547,285
Meccanica Holdings USA, Inc.:
6.25%, 7/15/19 (a)		1,292	1,408,280
6.25%, 1/15/40 (a)		1,200	1,176,000
TransDigm, Inc.:
6.00%, 7/15/22		74,620	78,724,100
6.50%, 7/15/24		53,190	55,982,475
6.38%, 6/15/26 (a)		37,365	38,579,363

			272,605,420
Air Freight & Logistics — 0.3%
WFS Global Holding SAS, 9.50%, 7/15/22		1,960	2,173,568
XPO Logistics, Inc.:
5.75%, 6/15/21	EUR	3,941	4,505,727
6.50%, 6/15/22 (a)	USD	21,142	22,040,535
6.13%, 9/01/23 (a)		26,465	27,126,625

			55,846,455
Airlines — 0.5%
Air Medical Merger Sub Corp., 6.38%, 5/15/23 (a)(i)		11,775	11,392,313
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (a)		49,531	50,026,566
National Air Cargo Group, Inc.:
11.88%, 5/15/18		1,891	1,891,405
11.88%, 5/15/18		1,826	1,826,414
Norwegian Air Shuttle ASA Pass-Through Trust, Series 2016-1, Class B, 7.50%, 11/10/23 (a)		13,205	13,138,975
Virgin Australia Trust:
Series 2013-1C, 7.13%, 10/23/18 (a)		18,143	18,370,078
Series 2013-1D, 8.50%, 10/23/16 (a)		5,586	5,604,887

			102,250,638

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Auto Components — 0.8%
AA Bond Co. Ltd., 5.50%, 7/31/43	GBP	2,368	$3,030,901
Adient Global Holdings Ltd.:
3.50%, 8/15/24	EUR	2,175	2,440,244
4.88%, 8/15/26 (a)	USD	15,248	15,267,060
Dana Holding Corp., 5.38%, 9/15/21		5,000	5,200,000
Faurecia, 3.63%, 6/15/23	EUR	3,357	3,859,726
FTE Verwaltungs GmbH, 9.00%, 7/15/20		520	613,352
Goodyear Dunlop Tires Europe BV, 3.75%, 12/15/23	USD	1,200	1,408,014
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.88%, 3/15/19		54,433	54,705,165
Samvardhana Motherson Automotive Systems
Group BV, 4.13%, 7/15/21	EUR	1,215	1,384,804
Schaeffler Finance BV, 3.25%, 5/15/25	USD	1,100	1,335,164
Schaeffler Verwaltung Zwei GmbH:
2.75% (2.75% Cash or 3.50% PIK), 9/15/21 (j)	EUR	4,500	5,052,351
4.13%, 9/15/21 (a)(j)	USD	12,074	12,194,740
3.25% (3.25% Cash or 4.00% PIK), 9/15/23 (j)	EUR	4,425	4,949,772
4.50%, 9/15/23 (a)(j)	USD	12,891	13,011,789
3.75% (3.75% Cash or 4.50% PIK), 9/15/26 (j)	EUR	2,825	3,154,512
4.75%, 9/15/26 (a)(j)	USD	11,405	11,462,025
UCI International, Inc., 8.63%, 2/15/19 (b)(d)(k)		54,182	11,378,220

			150,447,839
Automobiles — 0.1%
Fiat Chrysler Finance Europe:
4.75%, 3/22/21	EUR	3,100	3,801,878
4.75%, 7/15/22		10,240	12,566,515
Jaguar Land Rover Automotive PLC, 3.88%, 3/01/23	USD	938	1,256,657

			17,625,050
Banks — 0.9%
Allied Irish Banks PLC, 4.13%, 11/26/25 (b)		8,593	9,269,289
Banco Espirito Santo SA:
2.63%, 5/08/17 (b)(d)(k)	EUR	10,400	2,546,872
4.75%, 1/15/18 (b)(d)(k)		12,300	3,012,166
4.00%, 1/21/19 (b)(d)(k)		12,000	2,938,698
Bank of Ireland, 4.25%, 6/11/24 (b)		1,674	1,861,320
Bankia SA, 4.00%, 5/22/24 (b)		14,100	15,707,025
CIT Group, Inc.:
5.25%, 3/15/18	USD	18,230	19,004,775
5.50%, 2/15/19 (a)		19,829	20,993,954
5.00%, 8/01/23		34,287	36,301,361
6.00%, 4/01/36		21,122	20,593,950
Commerzbank AG:
7.75%, 3/16/21	EUR	1,200	1,576,295
4.00%, 3/23/26	USD	2,374	2,655,531
HSH Nordbank AG:
0.50%, 2/14/17 (b)	EUR	5,272	5,715,050
0.54%, 2/14/17 (b)		1,344	1,456,947
Ibercaja Banco SA, 5.00%, 7/28/25 (b)	USD	4,900	5,101,193
Intesa Sanpaolo SpA:
5.00%, 9/23/19	EUR	1,000	1,221,798
5.15%, 7/16/20		1,000	1,252,298
6.63%, 9/13/23		935	1,230,502
2.86%, 4/23/25	USD	958	1,047,893
3.93%, 9/15/26	EUR	2,469	2,795,787
UniCredit SpA:
6.95%, 10/31/22		3,550	4,495,466
5.75%, 10/28/25 (b)		8,970	10,512,571
4.38%, 1/03/27 (b)		4,400	4,898,488

			176,189,229

Corporate Bonds		Par (000)	Value
Biotechnology — 0.1%
Grifols Worldwide Operations Ltd., 5.25%, 4/01/22	USD	11,695	$12,104,325
Building Products — 1.3%
Builders FirstSource, Inc., 5.63%, 9/01/24 (a)		9,840	10,086,000
CPG Merger Sub LLC, 8.00%, 10/01/21 (a)		38,913	39,691,260
Masonite International Corp., 5.63%, 3/15/23 (a)		21,237	22,405,035
Pfleiderer GmbH, 7.88%, 8/01/19	EUR	4,220	4,910,842
Ply Gem Industries, Inc., 6.50%, 2/01/22	USD	47,849	49,284,470
Standard Industries, Inc.:
5.13%, 2/15/21 (a)		8,342	8,759,100
5.50%, 2/15/23 (a)		21,683	22,658,735
6.00%, 10/15/25 (a)(l)		35,505	37,990,350
USG Corp.:
9.50%, 1/15/18		8,814	9,572,004
5.88%, 11/01/21 (a)		16,906	17,687,903
5.50%, 3/01/25 (a)		22,422	24,047,595

			247,093,294
Capital Markets — 0.2%
CPUK Finance Ltd., 7.00%, 2/28/42	GBP	1,675	2,290,989
Deutsche Bank AG:
1.35%, 3/17/25	USD	1,000	1,048,187
4.50%, 5/19/26	EUR	4,700	5,021,813
E*TRADE Financial Corp.:
4.63%, 9/15/23 (l)	USD	20,666	21,478,484
Series A, 0.00%, 8/31/19 (c)(m)		328	924,891
Lehman Brothers Holdings, Inc.:
5.38%, 10/17/12 (b)(d)(k)	EUR	4,550	451,836
4.75%, 1/16/14 (b)(d)(k)		14,545	1,444,386
0.00%, 2/05/14 (b)(d)(k)		22,800	2,279,513

			34,940,099
Chemicals — 1.4%
Axalta Coating Systems Dutch Holding B BV, 3.75%, 1/15/25		1,800	1,990,901
Axalta Coating Systems LLC, 4.88%, 8/15/24 (a)	USD	16,291	16,688,093
Chemours Co.:
6.63%, 5/15/23		21,865	21,318,375
7.00%, 5/15/25		11,494	11,292,855
Huntsman International LLC:
5.13%, 11/15/22 (l)		12,945	13,462,800
5.13%, 4/15/21	EUR	2,090	2,450,742
INEOS Finance PLC, 4.00%, 5/01/23	USD	7,310	8,223,227
INOVYN Finance PLC, 6.25%, 5/15/21		1,300	1,510,234
Momentive Performance Materials, Inc.:
3.88%, 10/24/21		48,290	40,261,787
Escrow, 8.88%, 10/15/20 (d)(k)		22,959	2
Monitchem HoldCo 3 SA, 5.25%, 6/15/21	EUR	1,647	1,854,903
Platform Specialty Products Corp.:
10.38%, 5/01/21 (a)	USD	3,878	4,178,545
6.50%, 2/01/22 (a)		89,764	87,295,490
PQ Corp., 6.75%, 11/15/22 (a)		23,212	24,604,720
PSPC Escrow Corp., 6.00%, 1/02/23	EUR	3,207	3,369,657
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 6.38%, 5/01/22	USD	3,929	4,634,348
WR Grace & Co-Conn, 5.13%, 10/01/21 (a)		11,437	12,151,813

			255,288,492
Commercial Services & Supplies — 1.1%
Acosta, Inc., 7.75%, 10/01/22 (a)		30,067	24,730,107
ADT Corp.:
3.50%, 7/15/22 (l)		29,153	28,059,763
4.13%, 6/15/23 (l)		6,562	6,463,570
4.88%, 7/15/32 (a)		14,221	12,478,927

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	47

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Commercial Services & Supplies (continued)
Advanced Disposal Services, Inc., 8.25%, 10/01/20	USD	7,095	$7,449,750
Befesa Zinc SAU Via Zinc Capital SA, 8.88%, 5/15/18	EUR	3,452	3,951,502
Bilbao Luxembourg SA, 11.06% (10.50% Cash or 11.25% PIK), 12/01/18 (j)		3,582	4,014,255
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (a)	USD	16,567	17,519,603
Mobile Mini, Inc., 5.88%, 7/01/24		27,176	28,330,980
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (a)		45,055	49,109,950
Verisure Holding AB, 6.00%, 11/01/22	EUR	4,450	5,386,350
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (a)	USD	23,094	23,960,025

			211,454,782
Communications Equipment — 1.2%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29		78,624	86,977,800
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (a)		18,973	20,229,961
CommScope, Inc.:
4.38%, 6/15/20 (a)		15,433	15,895,990
5.50%, 6/15/24 (a)		19,474	20,447,700
Hughes Satellite Systems Corp.:
5.25%, 8/01/26 (a)		15,570	15,375,375
6.63%, 8/01/26 (a)		11,397	10,998,105
Nokia OYJ:
5.38%, 5/15/19		2,500	2,693,750
6.63%, 5/15/39		34,790	37,747,150
Riverbed Technology, Inc., 8.88%, 3/01/23 (a)		19,453	20,790,394

			231,156,225
Construction & Engineering — 0.2%
AECOM, 5.88%, 10/15/24		9,839	10,503,133
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (a)		18,044	18,044,000
Engility Corp., 8.88%, 9/01/24 (a)		10,328	10,457,100
Modular Space Corp., 10.25%, 1/31/19 (a)(d)(k)		8,130	3,414,600
Novafives SAS, 4.50%, 6/30/21	EUR	3,050	2,992,816

			45,411,649
Construction Materials — 0.1%
BMBG Bond Finance SCA, 3.00%, 6/15/21		1,750	2,006,700
Cemex Finance LLC, 4.63%, 6/15/24		3,300	3,794,005
Dry Mix Solutions Investissements SAS, 3.95%, 6/15/21 (b)		500	561,678
HeidelbergCement AG, 2.25%, 3/30/23	USD	4,250	5,021,950
Kerneos Corp. SAS, 5.75%, 3/01/21	EUR	789	919,565

			12,303,898
Consumer Finance — 1.3%
Ally Financial, Inc.:
5.13%, 9/30/24	USD	2,598	2,753,880
4.63%, 3/30/25		7,345	7,528,625
8.00%, 11/01/31		124,262	153,152,915
DFC Finance Corp., 12.00%, 6/16/20 (a)(j)		14,750	8,407,667
Navient Corp.:
5.00%, 10/26/20		5,000	4,931,250
6.63%, 7/26/21		10,388	10,465,910
5.50%, 1/25/23		9,138	8,384,115
7.25%, 9/25/23		15,526	15,526,000
6.13%, 3/25/24		9,581	8,922,306
5.88%, 10/25/24		8,246	7,503,860
5.63%, 8/01/33		10,133	8,055,735
OneMain Financial Holdings LLC:
6.75%, 12/15/19 (a)		6,552	6,887,790

Corporate Bonds		Par (000)	Value
Consumer Finance (continued)
7.25%, 12/15/21 (a)	USD	7,602	$7,991,603

			250,511,656
Containers & Packaging — 2.8%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.25%, 1/31/19 (a)		35,359	36,110,379
6.75%, 1/31/21 (a)		20,341	21,002,083
4.07%, 5/15/21 (a)(b)		7,849	7,966,735
6.00%, 6/30/21 (a)		35,936	36,924,240
4.25%, 1/15/22	EUR	6,522	7,474,375
4.13%, 5/15/23	USD	2,450	2,821,027
4.63%, 5/15/23 (a)		13,606	13,674,030
6.75%, 5/15/24	EUR	4,250	4,995,071
7.25%, 5/15/24 (a)	USD	60,260	64,176,900
Ball Corp.:
5.00%, 3/15/22		14,130	15,225,075
4.00%, 11/15/23		2,995	3,017,463
Berry Plastics Corp., 6.00%, 10/15/22		5,000	5,275,000
Beverage Packaging Holdings Luxembourg II SA, 5.63%, 12/15/16 (a)		7,307	7,289,463
Crown European Holdings SA, 3.38%, 5/15/25		4,300	4,936,216
JH-Holding Finance SA, 8.25% (8.25% Cash or 10.00% PIK), 12/01/22 (j)		2,200	2,662,915
ProGroup AG, 5.13%, 5/01/22		2,838	3,395,309
Reynolds Group Issuer, Inc.:
6.88%, 2/15/21		21,289	22,087,337
8.25%, 2/15/21		48,340	50,394,450
4.13%, 7/15/21 (a)(b)		38,838	39,420,570
5.13%, 7/15/23 (a)		2,093	2,161,023
7.00%, 7/15/24 (a)		47,522	50,967,345
5.75%, 10/15/20		70,131	72,322,594
Sealed Air Corp.:
4.88%, 12/01/22 (a)		13,201	13,861,050
4.50%, 9/15/23	EUR	1,426	1,764,643
6.88%, 7/15/33 (a)	USD	13,371	14,340,397
SGD Group SAS, 5.63%, 5/15/19	EUR	1,043	1,202,639
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc., 6.38%, 5/01/22 (a)	USD	8,337	8,441,213
Smurfit Kappa Acquisitions, 2.75%, 2/01/25		700	821,735
Verallia Packaging SASU, 5.13%, 8/01/22		4,400	5,183,725

			519,915,002
Distributors — 0.1%
American Tire Distributors, Inc., 10.25%, 3/01/22 (a)		15,065	13,709,150
LKQ Italia Bondco SpA, 3.88%, 4/01/24	EUR	5,489	6,566,896

			20,276,046
Diversified Consumer Services — 0.1%
Cognita Financing PLC, 7.75%, 8/15/21	GBP	2,150	2,912,109
Service Corp. International:
4.50%, 11/15/20	USD	3,900	3,987,750
5.38%, 1/15/22		2,750	2,860,000
5.38%, 5/15/24		8,691	9,212,460

			18,972,319
Diversified Financial Services — 0.9%
Altice Financing SA:
5.25%, 2/15/23	EUR	3,880	4,517,710
6.63%, 2/15/23 (a)	USD	5,000	5,131,250
7.50%, 5/15/26 (a)		24,803	25,826,124
Arrow Global Finance PLC, 5.13%, 9/15/24		900	1,127,443
BCD Acquisition, Inc., 9.63%, 9/15/23 (a)		5,105	5,334,725

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Diversified Financial Services (continued)
CNH Industrial Finance Europe SA, 2.88%, 5/17/23	EUR	9,000	$10,335,173
Double Eagle Acquisition Sub, Inc., 7.50%, 10/01/24 (a)	USD	16,839	17,133,683
eircom Finance DAC, 4.50%, 5/31/22	EUR	3,550	4,046,794
FBM Finance, Inc., 8.25%, 8/15/21 (a)	USD	7,195	7,518,775
Garfunkelux Holdco 3 SA, 8.50%, 11/01/22	GBP	1,900	2,508,231
Iceland Bondco PLC, 6.25%, 7/15/21		1,100	1,361,242
Jerrold Finco PLC, 6.25%, 9/15/21	USD	850	1,105,082
Mercury Bondco PLC, 8.25% (8.25% Cash or 9.00% PIK), 5/30/21 (j)	EUR	5,407	6,261,277
Titan Global Finance PLC, 3.50%, 6/17/21		1,050	1,209,896
Virgin Media Finance PLC:
4.50%, 1/15/25		723	802,334
5.75%, 1/15/25 (a)	USD	33,090	33,503,625
Virgin Media Secured Finance PLC:
6.00%, 4/15/21	GBP	12,775	17,159,388
5.25%, 1/15/26 (a)	USD	11,447	11,618,705
5.50%, 8/15/26 (a)		11,006	11,226,120
4.88%, 1/15/27	GBP	7,956	10,327,582

			178,055,159
Diversified Telecommunication Services — 4.3%
Altice Finco SA, 9.00%, 6/15/23	EUR	2,100	2,668,568
Cellnex Telecom SA, 2.38%, 1/16/24	USD	1,600	1,842,102
CenturyLink, Inc.:
Series S, 6.45%, 6/15/21		33,238	35,606,207
Series W, 6.75%, 12/01/23		6,115	6,359,600
Cincinnati Bell, Inc., 7.00%, 7/15/24 (a)		20,461	20,972,525
Columbus International, Inc., 7.38%, 3/30/21 (a)		21,244	22,531,386
Consolidated Communications, Inc., 6.50%, 10/01/22		8,252	8,004,440
Frontier Communications Corp.:
8.88%, 9/15/20		4,022	4,338,733
6.25%, 9/15/21		19,428	18,675,165
10.50%, 9/15/22		9,380	9,942,800
7.13%, 1/15/23		14,480	13,502,600
7.63%, 4/15/24		30,285	28,316,475
6.88%, 1/15/25		51,414	45,501,390
11.00%, 9/15/25		23,142	24,154,463
Intelsat Jackson Holdings SA:
7.25%, 10/15/20		23,607	18,295,425
5.50%, 8/01/23		20,776	14,387,380
Level 3 Financing, Inc.:
5.38%, 8/15/22		1,360	1,421,200
5.63%, 2/01/23		33,109	34,391,974
5.13%, 5/01/23		32,838	33,823,140
5.38%, 1/15/24		24,778	25,815,579
5.38%, 5/01/25		38,568	40,207,140
5.25%, 3/15/26 (a)		21,984	22,698,480
OTE PLC, 3.50%, 7/09/20	EUR	7,250	8,222,514
SBA Communications Corp.:
5.63%, 10/01/19	USD	13,946	14,338,301
4.88%, 9/01/24 (a)		41,160	41,468,700
Telecom Italia Capital SA:
6.38%, 11/15/33		9,784	9,955,220
6.00%, 9/30/34		37,181	36,818,485
7.20%, 7/18/36		10,900	11,608,500
Telecom Italia Finance SA, 7.75%, 1/24/33	EUR	1,800	2,697,402
Telecom Italia SpA:
4.50%, 1/25/21		1,900	2,390,501
3.25%, 1/16/23	USD	4,400	5,246,251
5.88%, 5/19/23	GBP	6,750	10,210,042
3.63%, 1/19/24	EUR	2,400	2,859,408
5.30%, 5/30/24 (a)	USD	5,375	5,495,239

Corporate Bonds		Par (000)	Value
Diversified Telecommunication Services (continued)
Telenet Finance V Luxembourg SCA, 6.75%, 8/15/24	EUR	12,449	$15,418,082
UPC Holding BV, 6.75%, 3/15/23		3,000	3,618,778
Wind Acquisition Finance SA:
6.50%, 4/30/20 (a)	USD	19,725	20,661,937
4.00%, 7/15/20	EUR	6,900	7,838,355
7.00%, 4/23/21		1,200	1,407,003
7.38%, 4/23/21 (a)	USD	30,197	31,555,865
4.75%, 7/15/20 (a)		10,485	10,563,637
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 4/01/23 (l)		56,741	59,578,050
6.38%, 5/15/25		51,626	54,723,560
Ziggo Bond Finance BV:
4.63%, 1/15/25	EUR	736	826,376
5.88%, 1/15/25 (a)	USD	22,981	22,981,000

			813,939,978
Electric Utilities — 0.0%
ContourGlobal Power Holdings SA, 5.13%, 6/15/21	EUR	1,450	1,693,857
FPL Energy National Wind Portfolio LLC, 6.13%, 3/25/19 (a)	USD	16	16,396
Viridian Group FundCo II Ltd., 7.50%, 3/01/20	EUR	3,866	4,587,051

			6,297,304
Electrical Equipment — 0.4%
Cortes NP Acquisition Corp., 9.25%, 10/15/24 (a)	USD	19,480	19,480,000
GrafTech International Ltd., 6.38%, 11/15/20		5,000	3,825,000
Rapid Holding GmbH, 6.63%, 11/15/20	EUR	9,724	11,360,451
Sensata Technologies BV:
5.63%, 11/01/24 (a)	USD	5,526	5,836,837
5.00%, 10/01/25 (a)		20,723	21,189,267
Sensata Technologies UK Financing Co. PLC, 6.25%, 2/15/26 (a)		18,690	20,231,925

			81,923,480
Electronic Equipment, Instruments & Components — 0.6%
Anixter, Inc., 5.63%, 5/01/19		3,455	3,670,937
Belden, Inc., 5.50%, 4/15/23	EUR	7,200	8,480,437
CDW LLC/CDW Finance Corp.:
6.00%, 8/15/22	USD	7,905	8,418,825
5.00%, 9/01/23		42,699	44,086,717
5.50%, 12/01/24		52,882	56,451,535

			121,108,451
Energy Equipment & Services — 0.7%
Ensco PLC, 4.50%, 10/01/24		7,234	5,208,480
Noble Holding International Ltd.:
4.63%, 3/01/21		1,925	1,540,000
6.95%, 4/01/25		2,410	1,903,900
Noble Holding U.S. Corp./Noble Drilling Services 6 LLC/Noble Drilling Holding LLC, 7.50%, 3/15/19		8,700	8,787,000
Saipem Finance International BV:
3.00%, 3/08/21		1,375	1,581,314
3.75%, 9/08/23		775	895,726
Transocean, Inc.:
3.75%, 10/15/17		13,834	13,903,170
6.00%, 3/15/18 (l)		31,063	31,218,315
7.38%, 4/15/18		2,660	2,699,900
8.13%, 12/15/21		10,632	10,153,560
5.05%, 10/15/22		21,354	16,736,197
Weatherford International LLC, 6.80%, 6/15/37		2,027	1,459,440

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	49

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Energy Equipment & Services (continued)
Weatherford International Ltd.:
7.75%, 6/15/21	USD	11,466	$11,351,340
4.50%, 4/15/22 (l)		5,997	5,067,465
6.50%, 8/01/36		4,904	3,481,840
7.00%, 3/15/38		6,065	4,457,775
5.95%, 4/15/42		4,849	3,321,565

			123,766,987
Equity Real Estate Investment Trusts (REITs) — 1.7%
Communications Sales & Leasing, Inc./CSL Capital LLC:
6.00%, 4/15/23 (a)		4,431	4,597,163
8.25%, 10/15/23 (l)		56,297	59,083,139
Corrections Corp. of America, 5.00%, 10/15/22		3,200	2,896,000
Equinix, Inc.:
5.38%, 4/01/23		9,145	9,590,819
5.88%, 1/15/26		21,808	23,443,600
ESH Hospitality, Inc., 5.25%, 5/01/25 (a)		38,992	38,943,260
GEO Group, Inc.:
5.13%, 4/01/23		12,070	10,259,500
5.88%, 10/15/24		8,870	7,628,200
6.00%, 4/15/26		6,291	5,347,350
Iron Mountain, Inc.:
6.00%, 10/01/20 (a)		13,010	13,725,550
6.00%, 8/15/23		5,000	5,337,500
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 5/01/24 (a)		100,803	109,341,014
4.50%, 9/01/26 (a)		17,398	17,398,000
RHP Hotel Properties LP/RHP Finance Corp., 5.00%, 4/15/23		4,170	4,232,550

			311,823,645
Food & Staples Retailing — 1.1%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 6/15/24 (a)		9,943	10,340,720
5.75%, 3/15/25 (a)		17,722	17,677,695
Casino Guichard Perrachon SA:
5.98%, 5/26/21	EUR	1,700	2,254,215
3.31%, 1/25/23		3,600	4,477,307
3.25%, 3/07/24		4,200	5,104,761
2.33%, 2/07/25	USD	4,600	5,240,251
4.05%, 8/05/26	EUR	900	1,071,773
Rite Aid Corp.:
9.25%, 3/15/20	USD	15,515	16,368,325
6.75%, 6/15/21		25,395	26,823,469
6.13%, 4/01/23 (a)		78,989	85,242,559
7.70%, 2/15/27		18,109	23,179,520
Tesco PLC:
5.00%, 3/24/23	GBP	1,064	1,509,526
6.00%, 12/14/29	USD	1,560	2,336,317

			201,626,438
Food Products — 1.1%
Darling Global Finance BV, 4.75%, 5/30/22	EUR	1,052	1,205,406
Dean Foods Co., 6.50%, 3/15/23 (a)	USD	4,431	4,725,661
FAGE International SA/FAGE USA Dairy Industry, Inc., 5.63%, 8/15/26 (a)		12,562	12,938,860
JBS USA LUX SA/JBS USA Finance, Inc.:
7.25%, 6/01/21 (a)		6,835	7,065,681
5.88%, 7/15/24 (a)		5,304	5,277,480
5.75%, 6/15/25 (a)		25,191	24,750,157
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.88%, 1/15/24 (a)		3,962	4,229,435

Corporate Bonds		Par (000)	Value
Food Products (continued)
Post Holdings, Inc.:
6.75%, 12/01/21 (a)	USD	15,871	$17,001,809
6.00%, 12/15/22 (a)		4,945	5,223,156
7.75%, 3/15/24 (a)		38,450	43,064,000
8.00%, 7/15/25 (a)		17,294	19,790,821
5.00%, 8/15/26 (a)		26,609	26,475,955
R&R Pik PLC, 9.25% (9.25% Cash or 9.75% PIK), 5/15/18 (j)	EUR	4,089	4,592,840
Smithfield Foods, Inc.:
5.88%, 8/01/21 (a)	USD	4,674	4,884,330
6.63%, 8/15/22		7,270	7,688,025
Tereos Finance Groupe I SA, 4.13%, 6/16/23	EUR	3,900	4,477,922
TreeHouse Foods, Inc., 6.00%, 2/15/24 (a)	USD	8,346	8,982,383
WhiteWave Foods Co., 5.38%, 10/01/22		12,103	13,752,034

			216,125,955
Health Care Equipment & Supplies — 0.6%
Alere, Inc.:
6.50%, 6/15/20		1,562	1,562,000
6.38%, 7/01/23 (a)		23,535	24,005,700
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (a)		57,626	53,448,115
Hologic, Inc., 5.25%, 7/15/22 (a)		27,636	29,328,705
Teleflex, Inc., 4.88%, 6/01/26		3,759	3,890,565

			112,235,085
Health Care Providers & Services — 4.7%
Acadia Healthcare Co., Inc.:
5.13%, 7/01/22		3,775	3,737,250
5.63%, 2/15/23		13,681	13,886,215
6.50%, 3/01/24		8,738	9,153,055
Amsurg Corp.:
5.63%, 11/30/20		3,530	3,627,075
5.63%, 7/15/22		47,680	48,752,800
Centene Corp.:
5.63%, 2/15/21		21,630	22,927,800
4.75%, 5/15/22		18,137	18,726,453
6.13%, 2/15/24		3,527	3,826,795
CHS/Community Health Systems, Inc.:
5.13%, 8/15/18		1,695	1,711,950
8.00%, 11/15/19		21,259	20,833,820
6.88%, 2/01/22		17,367	14,935,620
DaVita, Inc.:
5.13%, 7/15/24		10,758	10,973,160
5.00%, 5/01/25		32,713	32,835,674
Envision Healthcare Corp., 5.13%, 7/01/22 (a)		35,133	34,957,335
Ephios Holdco II PLC, 8.25%, 7/01/23	EUR	2,293	2,743,285
Fresenius Medical Care U.S. Finance II, Inc., 4.75%, 10/15/24 (a)	USD	12,370	12,988,500
Fresenius Medical Care U.S. Finance, Inc., 5.75%, 2/15/21 (a)		180	201,600
HCA, Inc.:
6.50%, 2/15/20 (l)		35,269	39,060,417
7.50%, 2/15/22		12,662	14,529,645
5.88%, 3/15/22		26,300	28,995,750
4.75%, 5/01/23 (l)		3,212	3,348,510
5.00%, 3/15/24 (l)		44,125	46,551,875
5.38%, 2/01/25		47,400	48,940,500
5.25%, 4/15/25 (l)		18,400	19,619,000
5.88%, 2/15/26		25,430	27,114,737
5.25%, 6/15/26		45,669	48,523,313
4.50%, 2/15/27		41,505	41,764,406
Series 1, 5.88%, 5/01/23		25,410	27,061,650
HealthSouth Corp.:
5.13%, 3/15/23		10,613	10,586,467

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
5.75%, 11/01/24	USD	38,100	$39,457,122
5.75%, 9/15/25		5,811	6,057,967
IDH Finance PLC, 6.25%, 8/15/22		2,425	3,066,454
MEDNAX, Inc., 5.25%, 12/01/23 (a)		18,901	19,869,676
MPH Acquisition Holdings LLC, 7.13%, 6/01/24 (a)		20,081	21,587,075
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/01/23 (a)		20,482	21,147,665
Surgery Center Holdings, Inc., 8.88%, 4/15/21 (a)		4,963	5,298,003
Surgical Care Affiliates, Inc., 6.00%, 4/01/23 (a)		7,007	7,357,350
Synlab Bondco PLC, 6.25%, 7/01/22	EUR	6,920	8,224,491
Tenet Healthcare Corp.:
6.25%, 11/01/18	USD	7,389	7,887,757
6.75%, 2/01/20		11,015	10,822,237
4.75%, 6/01/20		14,290	14,504,350
6.00%, 10/01/20		4,015	4,245,863
4.50%, 4/01/21		2,091	2,104,069
4.38%, 10/01/21		3,208	3,191,960
8.13%, 4/01/22		44,158	44,158,000
6.75%, 6/15/23		46,746	43,473,780
Voyage Care Bondco PLC:
6.50%, 8/01/18	GBP	4,138	5,285,134
11.00%, 2/01/19		2,405	3,070,777
WellCare Health Plans, Inc., 5.75%, 11/15/20	USD	9,230	9,529,975

			893,254,362
Health Care Technology — 0.1%
IMS Health, Inc., 6.00%, 11/01/20 (a)		8,779	8,910,685
Hotels, Restaurants & Leisure — 3.1%
Aramark Services, Inc.:
5.13%, 1/15/24		25,350	26,364,000
5.13%, 1/15/24 (a)		13,869	14,423,760
BC ULC/New Red Finance, Inc.:
4.63%, 1/15/22 (a)		7,877	8,192,080
6.00%, 4/01/22 (a)		40,264	42,176,540
Boyd Gaming Corp.:
6.88%, 5/15/23		22,417	24,266,403
6.38%, 4/01/26 (a)		115	123,337
Caesars Entertainment Resort Properties LLC, 8.00%, 10/01/20		52,495	54,266,706
Carlson Travel Holdings, Inc., 7.50% (7.50%
Cash or 8.25% PIK), 8/15/19 (a)(j)		4,339	4,295,610
Cirsa Funding Luxembourg SA:
5.75%, 5/15/21	EUR	2,225	2,619,441
5.88%, 5/15/23	USD	1,246	1,453,940
Codere Finance 2 Luxembourg SA:
9.00% (3.50% Cash and 5.50% PIK), 6/30/21		1,359	1,391,276
9.00% (3.50% Cash and 5.50% PIK), 6/30/21		804	822,641
Gala Electric Casinos PLC, 11.50%, 6/01/19	GBP	64	85,163
Gala Group Finance PLC, 8.88%, 9/01/18		1,708	2,268,763
Hilton Domestic Operating Co., Inc., 4.25%, 9/01/24 (a)	USD	14,935	15,233,700
International Game Technology PLC:
6.25%, 2/15/22 (a)		8,800	9,328,000
4.75%, 2/15/23	EUR	904	1,091,931
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
5.00%, 6/01/24 (a)	USD	2,329	2,433,805
5.25%, 6/01/26 (a)		1,312	1,387,440
MGM Resorts International:
8.63%, 2/01/19		17,647	19,896,993
5.25%, 3/31/20		30,415	32,391,975
6.75%, 10/01/20		27,200	30,464,000

Corporate Bonds		Par (000)	Value
Hotels, Restaurants & Leisure (continued)
6.63%, 12/15/21	USD	40,615	$45,691,875
6.00%, 3/15/23		4,865	5,278,525
4.63%, 9/01/26		14,420	14,059,500
NAI Entertainment Holdings/NAI Entertainment Holdings Finance Corp., 5.00%, 8/01/18 (a)		7,309	7,436,907
NH Hotel Group SA, 3.75%, 10/01/23	EUR	2,025	2,293,107
Pizzaexpress Financing 2 PLC, 6.63%, 8/01/21	GBP	1,290	1,628,132
PortAventura Entertainment Barcelona BV, 7.25%, 12/01/20	EUR	9,577	11,160,859
Punch Taverns Finance B Ltd.:
Series A6, 5.94%, 9/30/22	GBP	5,771	7,168,348
Series A7, 5.27%, 3/30/24		7,290	8,574,405
Punch Taverns Finance PLC, Series M3, 6.03%, 10/15/27 (a)(b)		7,544	8,311,661
Schumann SpA, 7.00%, 7/31/23	USD	750	833,862
Scientific Games International, Inc.:
7.00%, 1/01/22 (a)		11,992	12,681,540
10.00%, 12/01/22		22,158	20,440,755
Six Flags Entertainment Corp.:
5.25%, 1/15/21 (a)		10,248	10,581,060
4.88%, 7/31/24 (a)		6,572	6,637,720
Snai SpA, 7.63%, 6/15/18	EUR	1,489	1,706,130
Station Casinos LLC, 7.50%, 3/01/21	USD	55,240	58,422,929
Sterling Entertainment Enterprises LLC, 9.75%, 12/25/19 (a)		29,820	29,521,800
Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21	GBP	3,348	4,664,234
Series A4, 5.66%, 6/30/27		5,895	7,969,272
Series N, 6.46%, 3/30/32		4,100	4,518,036
Vougeot Bidco PLC, 7.88%, 7/15/20		1,942	2,612,760
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, 3/01/25 (a)	USD	2,606	2,638,575
Yum! Brands, Inc.:
3.75%, 11/01/21		4,611	4,680,165
3.88%, 11/01/23		1,725	1,699,125

			576,188,786
Household Durables — 1.3%
Allegion U.S. Holding Co., Inc., 5.75%, 10/01/21		3,733	3,896,319
Beazer Homes USA, Inc., 6.63%, 4/15/18		4,047	4,119,846
Brookfield Residential Properties, Inc./Brookfield Residential U.S. Corp., 6.13%, 7/01/22 (a)		10,392	10,495,920
CalAtlantic Group, Inc.:
6.63%, 5/01/20		2,870	3,210,813
8.38%, 1/15/21		31,359	37,238,813
5.88%, 11/15/24		8,882	9,503,740
5.25%, 6/01/26		3,265	3,266,956
DR Horton, Inc., 4.75%, 2/15/23		7,064	7,664,440
Lennar Corp.:
4.50%, 11/15/19		141	148,579
4.75%, 4/01/21		20,454	21,783,510
4.75%, 11/15/22		15,079	15,569,067
4.88%, 12/15/23		8,287	8,494,175
PulteGroup, Inc.:
5.50%, 3/01/26		18,450	19,372,500
6.38%, 5/15/33		19,215	20,015,631
6.00%, 2/15/35		11,112	11,223,120
Serta Simmons Bedding LLC, 8.13%, 10/01/20 (a)		7,400	7,733,000
Tempur Sealy International, Inc.:
5.63%, 10/15/23		2,500	2,631,250
5.50%, 6/15/26 (a)		7,521	7,746,630
TRI Pointe Group, Inc.:
4.38%, 6/15/19		13,100	13,476,625

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	51

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Household Durables (continued)
4.88%, 7/01/21	USD	12,330	$12,638,250
5.88%, 6/15/24		5,150	5,356,000
Weekley Homes LLC/Weekley Finance Corp., 6.00%, 2/01/23		5,531	4,922,590
Woodside Homes Co. LLC/Woodside Homes Finance, Inc., 6.75%, 12/15/21 (a)		12,675	12,278,906

			242,786,680
Household Products — 0.4%
Avon International Operations, Inc., 7.88%, 8/15/22 (a)		7,144	7,376,180
HRG Group, Inc., 7.88%, 7/15/19		11,930	12,571,237
Spectrum Brands, Inc.:
6.38%, 11/15/20		10,873	11,270,952
6.63%, 11/15/22		18,742	20,241,360
6.13%, 12/15/24		9,454	10,237,075
5.75%, 7/15/25		11,563	12,488,040

			74,184,844
Independent Power and Renewable Electricity Producers — 1.2%
AES Corp.:
4.88%, 5/15/23		17,115	17,371,725
5.50%, 3/15/24		234	243,505
5.50%, 4/15/25		5,000	5,150,000
6.00%, 5/15/26		4,481	4,738,657
Calpine Corp.:
6.00%, 1/15/22 (a)		8,173	8,561,217
5.38%, 1/15/23		4,712	4,694,330
5.88%, 1/15/24 (a)		11,885	12,553,531
5.50%, 2/01/24		14,561	14,378,987
Dynegy, Inc.:
6.75%, 11/01/19		25,190	25,819,750
7.38%, 11/01/22		32,409	32,003,887
7.63%, 11/01/24		11,325	11,121,150
NRG Energy, Inc.:
7.88%, 5/15/21		11,366	11,877,470
6.63%, 3/15/23		2,575	2,600,750
6.25%, 5/01/24		2,995	3,039,925
7.25%, 5/15/26 (a)		14,115	14,362,013
6.63%, 1/15/27 (a)		45,222	44,317,560
NRG Yield Operating LLC, 5.38%, 8/15/24		5,815	5,974,913

			218,809,370
Insurance — 0.9%
Assicurazioni Generali SpA:
5.50%, 10/27/47		260	303,025
5.00%, 6/08/48 (b)	EUR	1,069	1,211,003
BNP Paribas Cardif SA, 4.03% (b)(n)		5,400	6,019,472
Credit Agricole Assurances SA, 4.50% (b)(n)		2,000	2,216,044
HUB International Ltd.:
9.25%, 2/15/21 (a)	USD	26,629	27,707,475
7.88%, 10/01/21 (a)		29,368	29,955,360
Old Mutual PLC, 8.00%, 6/03/21	GBP	1,100	1,625,363
Pension Insurance Corp. PLC, 6.50%, 7/03/24		2,625	3,376,252
Radian Group, Inc.:
5.25%, 6/15/20	USD	7,680	8,121,600
7.00%, 3/15/21		2,725	3,055,406
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24 (a)		48,198	53,740,770
Wayne Merger Sub LLC, 8.25%, 8/01/23 (a)		31,202	31,709,033

			169,040,803
Internet & Direct Marketing Retail — 0.1%
Netflix, Inc.:
5.50%, 2/15/22		14,248	15,334,410

Corporate Bonds		Par (000)	Value
Internet & Direct Marketing Retail (continued)
5.75%, 3/01/24	USD	4,465	$4,799,875
5.88%, 2/15/25		2,435	2,629,800

			22,764,085
Internet Software & Services — 0.1%
JDA Escrow LLC/JDA Bond Finance, Inc., 7.38%, 10/15/24 (a)		7,137	7,333,267
United Group BV, 7.88%, 11/15/20	EUR	6,510	7,605,567

			14,938,834
IT Services — 2.4%
Alliance Data Systems Corp.:
5.25%, 12/01/17 (a)	USD	16,822	17,158,440
6.38%, 4/01/20 (a)		5,000	5,093,750
5.38%, 8/01/22 (a)		27,089	26,411,775
APX Group, Inc.:
6.38%, 12/01/19		5,429	5,530,794
8.75%, 12/01/20		7,310	7,163,800
7.88%, 12/01/22 (a)		8,776	9,192,860
First Data Corp.:
5.38%, 8/15/23 (a)		4,329	4,458,870
7.00%, 12/01/23 (a)		155,137	164,057,377
5.75%, 1/15/24 (a)		148,878	152,972,145
Iron Mountain Europe PLC, 6.13%, 9/15/22	GBP	420	566,155
Sabre GLBL, Inc.:
5.38%, 4/15/23 (a)	USD	23,674	24,325,035
5.25%, 11/15/23 (a)		6,775	6,893,563
WEX, Inc., 4.75%, 2/01/23 (a)		21,090	20,800,013

			444,624,577
Life Sciences Tools & Services — 0.8%
Crimson Merger Sub, Inc., 6.63%, 5/15/22 (a)		43,739	38,599,667
DPx Holdings BV, 7.50%, 2/01/22 (a)		28,091	29,706,233
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (a)		82,422	85,718,880
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (a)		5,356	5,570,240

			159,595,020
Machinery — 0.8%
Accudyne Industries Borrower/Accudyne Industries LLC, 7.75%, 12/15/20 (a)		36,317	28,781,223
Allison Transmission, Inc., 5.00%, 10/01/24 (a)		12,520	12,833,000
Gardner Denver, Inc., 6.88%, 8/15/21 (a)		9,475	8,882,813
Gates Global LLC/Gates Global Co.:
5.75%, 7/15/22	EUR	2,200	2,298,386
6.00%, 7/15/22 (a)	USD	23,627	22,445,650
Schaeffler Holding Finance BV:
6.88% (6.88% Cash or 7.38% PIK), 8/15/18 (j)	EUR	3,713	4,243,441
6.88% (6.88% Cash or 7.63% PIK), 8/15/18 (a)(j)	USD	1,780	1,811,157
6.25% (6.25% Cash or 6.75% PIK), 11/15/19 (a)(j)		16,430	17,025,587
5.75% (5.75% Cash or 6.50% PIK), 11/15/21 (j)	EUR	2,042	2,503,586
6.75% (6.75% Cash or 7.25% PIK), 11/15/22 (a)(j)	USD	23,804	27,195,852
SPX FLOW, Inc.:
5.63%, 8/15/24 (a)		11,537	11,710,055
5.88%, 8/15/26 (a)		9,913	10,024,521

			149,755,271
Marine — 0.0%
Onorato Armatori SpA, 7.75%, 2/15/23	EUR	3,578	3,878,689

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Media — 9.5%
Altice Luxembourg SA:
7.75%, 5/15/22 (a)	USD	25,172	$26,871,110
6.25%, 2/15/25	EUR	5,404	6,092,772
7.63%, 2/15/25 (a)	USD	12,996	13,320,900
Altice U.S. Finance I Corp.:
5.38%, 7/15/23 (a)		58,272	60,238,680
5.50%, 5/15/26 (a)		27,493	28,249,057
Altice U.S. Finance II Corp., 7.75%, 7/15/25 (a)		58,731	63,429,480
AMC Networks, Inc.:
4.75%, 12/15/22		18,964	19,201,050
5.00%, 4/01/24		15,085	15,179,281
Cablevision Systems Corp.:
8.63%, 9/15/17		7,297	7,643,607
7.75%, 4/15/18		38,072	40,261,140
8.00%, 4/15/20		8,135	8,521,413
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		36,170	37,797,650
5.13%, 5/01/23 (a)		38,264	39,938,050
5.88%, 4/01/24 (a)		20,252	21,606,859
5.75%, 2/15/26 (a)		20,862	22,113,720
5.50%, 5/01/26 (a)		26,491	27,616,867
5.88%, 5/01/27 (a)		58,597	62,405,805
Cengage Learning Acquisitions, Inc., 0.00%, 4/15/20 (c)(d)(k)(m)		14,769	1
Cequel Communications Holdings I LLC/Cequel Capital Corp.:
6.38%, 9/15/20 (a)		5,648	5,817,440
5.13%, 12/15/21 (a)		41,832	41,727,838
5.13%, 12/15/21 (a)		18,959	18,959,000
Clear Channel International BV, 8.75%, 12/15/20 (a)		28,688	30,696,160
Clear Channel Worldwide Holdings, Inc.:
Series A, 7.63%, 3/15/20		18,475	17,736,000
Series A, 6.50%, 11/15/22		24,852	25,038,390
Series B, 7.63%, 3/15/20		33,790	33,494,337
Series B, 6.50%, 11/15/22		124,621	129,761,616
CSC Holdings LLC:
10.13%, 1/15/23 (a)		72,581	83,649,603
5.25%, 6/01/24		69,844	66,351,800
6.63%, 10/15/25 (a)		12,290	13,334,650
10.88%, 10/15/25 (a)		26,211	30,666,870
DISH DBS Corp.:
6.75%, 6/01/21		7,772	8,393,760
5.88%, 7/15/22		7,460	7,666,866
5.00%, 3/15/23		17,330	16,853,425
5.88%, 11/15/24		14,332	14,152,850
7.75%, 7/01/26 (a)		54,945	58,379,063
DISH Network Corp., 3.38%, 8/15/26 (a)(m)		18,277	20,013,315
iHeartCommunications, Inc.:
9.00%, 12/15/19		10,046	7,948,897
9.00%, 3/01/21		10,107	7,529,715
9.00%, 9/15/22		24,190	17,598,225
10.63%, 3/15/23		44,752	33,340,240
LGE HoldCo VI BV, 7.13%, 5/15/24		1,000	1,250,857
Live Nation Entertainment, Inc., 5.38%, 6/15/22 (a)		3,850	3,975,125
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.88%, 5/15/24 (a)		5,926	6,400,080
MDC Partners, Inc., 6.50%, 5/01/24 (a)		31,690	29,313,250
Midcontinent Communications & Midcontinent Finance Corp., 6.25%, 8/01/21 (a)		13,295	13,926,513
National CineMedia LLC, 5.75%, 8/15/26 (a)		5,844	6,063,150
Nexstar Escrow Corp., 5.63%, 8/01/24 (a)		11,804	11,833,510
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (a)		31,087	32,097,327

Corporate Bonds		Par (000)	Value
Media (continued)
Outfront Media Capital LLC/Outfront Media Capital Corp.:
5.25%, 2/15/22	USD	14,104	$14,668,160
5.63%, 2/15/24		4,602	4,786,080
5.88%, 3/15/25		2,700	2,835,000
Radio One, Inc., 7.38%, 4/15/22 (a)		4,415	4,437,075
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (a)		9,410	10,033,413
Regal Entertainment Group, 5.75%, 2/01/25		3,919	3,948,393
SFR Group SA:
5.38%, 5/15/22	EUR	2,921	3,387,965
6.00%, 5/15/22 (a)	USD	52,542	53,592,840
5.63%, 5/15/24	EUR	5,252	6,088,660
7.38%, 5/01/26 (a)	USD	132,873	135,821,452
Sirius XM Radio, Inc.:
5.75%, 8/01/21 (a)		3,085	3,229,995
4.63%, 5/15/23 (a)		18,081	18,081,000
TEGNA, Inc.:
5.13%, 10/15/19		5,496	5,640,270
4.88%, 9/15/21 (a)		11,429	11,886,160
5.50%, 9/15/24 (a)		8,106	8,369,445
Townsquare Media, Inc., 6.50%, 4/01/23 (a)		4,806	4,878,090
Tribune Media Co., 5.88%, 7/15/22		42,984	43,494,435
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH:
5.75%, 1/15/23	EUR	6,627	7,882,341
5.63%, 4/15/23		1,078	1,281,344
4.00%, 1/15/25	USD	6,711	7,746,158
4.63%, 2/15/26	EUR	4,000	4,763,028
3.50%, 1/15/27	USD	3,741	4,139,437
Univision Communications, Inc.:
8.50%, 5/15/21 (a)		819	847,665
6.75%, 9/15/22 (a)		1,480	1,570,650
5.13%, 5/15/23 (a)		50,428	51,058,350
5.13%, 2/15/25 (a)		62,078	62,465,987
UPCB Finance IV Ltd., 4.00%, 1/15/27	EUR	8,500	9,453,038
Virgin Media Receivables Financing Notes I DAC, 5.50%, 9/15/24	GBP	2,550	3,312,601

			1,784,156,346
Metals & Mining — 5.3%
Alcoa Nederland Holding BV:
6.75%, 9/30/24 (a)	USD	7,135	7,411,481
7.00%, 9/30/26 (a)		6,617	6,840,324
Alcoa, Inc.:
6.15%, 8/15/20 (l)		11,850	13,064,625
5.13%, 10/01/24 (l)		26,349	28,028,749
5.90%, 2/01/27 (l)		1,200	1,284,000
6.75%, 1/15/28 (l)		2,652	2,897,310
5.95%, 2/01/37 (l)		1,480	1,488,140
Anglo American Capital PLC:
6.88%, 5/01/18	GBP	1,000	1,387,910
2.50%, 9/18/18	EUR	1,000	1,148,912
2.75%, 6/07/19		4,502	5,218,975
1.50%, 4/01/20	USD	600	660,403
3.63%, 5/14/20 (a)		9,279	9,279,000
4.45%, 9/27/20 (a)		7,280	7,407,400
2.88%, 11/20/20	EUR	2,700	3,074,474
4.13%, 4/15/21 (a)	USD	3,000	3,007,500
2.50%, 4/29/21	EUR	1,100	1,224,946
3.50%, 3/28/22		3,850	4,425,219
4.13%, 9/27/22 (a)	USD	21,681	21,464,190
3.25%, 4/03/23	EUR	3,200	3,567,882
ArcelorMittal:
7.25%, 2/25/22	USD	1,458	1,654,830

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	53

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Metals & Mining (continued)
8.00%, 10/15/39	USD	5,840	$6,307,200
7.75%, 3/01/41		19,928	20,774,940
Constellium NV:
7.88%, 4/01/21 (a)		1,561	1,666,367
4.63%, 5/15/21	EUR	1,000	995,136
8.00%, 1/15/23 (a)	USD	44,796	45,131,970
5.75%, 5/15/24 (a)		36,992	34,217,600
First Quantum Minerals Ltd.:
7.00%, 2/15/21 (a)		5,694	5,096,130
7.25%, 5/15/22 (a)		13,506	11,952,810
Freeport-McMoRan, Inc.:
2.30%, 11/14/17		15,889	15,809,555
2.38%, 3/15/18		114,542	112,823,870
3.10%, 3/15/20		9,370	8,971,775
4.00%, 11/14/21		16,789	15,886,591
3.55%, 3/01/22		64,648	58,829,680
3.88%, 3/15/23		79,941	71,740,652
4.55%, 11/14/24		4,096	3,712,000
5.40%, 11/14/34		8,369	6,946,270
5.45%, 3/15/43		53,355	42,817,387
Glencore Finance Europe SA, 3.38%, 9/30/20	EUR	2,629	3,195,030
Joseph T Ryerson & Son, Inc., 11.00%, 5/15/22 (a)	USD	12,029	13,231,900
Kaiser Aluminum Corp., 5.88%, 5/15/24		5,126	5,356,670
Novelis Corp.:
6.25%, 8/15/24 (a)		62,714	66,555,233
5.88%, 9/30/26 (a)		55,599	56,919,476
Officine Maccaferri SpA, 5.75%, 6/01/21	EUR	3,079	2,834,538
Outokumpu OYJ, 7.25%, 6/16/21	USD	1,575	1,883,852
Steel Dynamics, Inc.:
5.13%, 10/01/21		21,444	22,274,955
6.38%, 8/15/22		12,995	13,677,237
5.25%, 4/15/23		11,386	11,812,975
5.50%, 10/01/24		9,873	10,341,967
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.38%, 2/01/20 (a)		9,453	8,838,555
Teck Resources Ltd.:
3.00%, 3/01/19		13,718	13,512,230
4.75%, 1/15/22		4,800	4,704,000
3.75%, 2/01/23		19,825	18,164,656
8.50%, 6/01/24 (a)		30,016	34,368,320
6.13%, 10/01/35		5,915	5,560,100
6.00%, 8/15/40		29,864	27,549,540
6.25%, 7/15/41		24,022	23,001,065
5.20%, 3/01/42		22,578	19,304,190
United States Steel Corp., 8.38%, 7/01/21 (a)		20,963	22,928,281
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (a)		22,767	23,222,340

			997,453,313
Mortgage Real Estate Investment Trusts (REITs) — 0.0%
iStar, Inc., 4.00%, 11/01/17		5,910	5,924,775
Multiline Retail — 0.7%
Dollar Tree, Inc.:
5.25%, 3/01/20		6,868	7,125,550
5.75%, 3/01/23		94,148	101,326,785
Enterprise Funding Ltd., 3.50%, 9/10/20 (m)	GBP	3,300	3,322,157
Family Dollar Stores, Inc., 5.00%, 2/01/21 (l)	USD	18,619	20,061,973
JC Penney Corp., Inc.:
6.38%, 10/15/36		5,074	4,363,640
7.40%, 4/01/37		3,744	3,463,200

			139,663,305

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels — 11.7%
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 9/15/24 (a)	USD	3,720	$3,766,500
Antero Resources Corp., 5.63%, 6/01/23		2,511	2,558,081
Blackstone CQP HoldCo LP, 9.30%, 3/31/19		163,883	165,726,856
California Resources Corp., 8.00%, 12/15/22 (a)		27,430	18,240,950
Callon Petroleum Co., 6.13%, 10/01/24 (a)		5,216	5,398,560
Carrizo Oil & Gas, Inc.:
7.50%, 9/15/20		6,670	6,903,450
6.25%, 4/15/23		22,801	22,572,990
Cenovus Energy, Inc.:
5.70%, 10/15/19		3,021	3,242,808
5.20%, 9/15/43		1,300	1,167,353
Cheniere Corpus Christi Holdings LLC, 7.00%, 6/30/24 (a)		38,946	42,061,680
Chesapeake Energy Corp.:
6.50%, 8/15/17		3,040	3,085,600
3.93%, 4/15/19 (b)		32,029	29,947,115
6.63%, 8/15/20		11,999	11,294,059
6.88%, 11/15/20		10,745	10,046,575
8.00%, 12/15/22 (a)		4,255	4,313,506
5.50%, 9/15/26 (a)		17,713	17,713,000
Concho Resources, Inc., 6.50%, 1/15/22		2,585	2,681,937
CONSOL Energy, Inc.:
5.88%, 4/15/22		146,038	134,354,960
8.00%, 4/01/23		1,498	1,453,060
Continental Resources, Inc.:
5.00%, 9/15/22		20,275	20,224,313
4.50%, 4/15/23		20,125	19,320,000
3.80%, 6/01/24		34,891	31,925,265
4.90%, 6/01/44		6,787	5,701,080
Corral Petroleum Holdings AB, 11.75% (11.75% Cash or 11.75% PIK), 5/15/21 (j)	EUR	224	228,758
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00%, 12/15/20	USD	2,130	2,145,975
6.25%, 4/01/23		11,960	12,109,500
CrownRock LP/CrownRock Finance, Inc.:
7.13%, 4/15/21 (a)		25,699	26,855,455
7.75%, 2/15/23 (a)		9,490	10,178,025
DCP Midstream LLC:
6.45%, 11/03/36 (a)		8,632	8,394,620
6.75%, 9/15/37 (a)		16,918	16,706,525
DEA Finance SA, 7.50%, 10/15/22		2,450	2,752,221
Denbury Resources, Inc.:
9.00%, 5/15/21 (a)		13,921	14,582,247
5.50%, 5/01/22		4,275	3,067,313
Diamondback Energy, Inc., 7.63%, 10/01/21		18,219	19,312,140
Encana Corp.:
3.90%, 11/15/21 (l)		9,644	9,663,095
6.50%, 2/01/38 (l)		7,690	7,969,301
5.15%, 11/15/41 (l)		12,895	11,558,691
Energy Transfer Equity LP:
7.50%, 10/15/20		13,714	15,051,115
5.88%, 1/15/24		28,092	29,145,450
5.50%, 6/01/27		39,234	39,037,830
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., 7.88%, 7/15/21 (a)		20,030	20,831,200
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75%, 2/15/21		4,525	4,525,000

See Notes to Financial Statements.

54	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
6.75%, 8/01/22	USD	16,085	$16,573,662
6.00%, 5/15/23		4,433	4,399,753
5.63%, 6/15/24		5,473	5,363,540
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 9/30/21 (a)		13,713	13,747,283
Gulfport Energy Corp.:
7.75%, 11/01/20		15,846	16,460,033
6.63%, 5/01/23		6,553	6,716,825
Halcon Resources Corp., 8.63%, 2/01/20 (a)		9,440	9,487,200
Hilcorp Energy I LP/Hilcorp Finance Co.:
7.63%, 4/15/21 (a)		3,011	3,093,803
5.00%, 12/01/24 (a)		16,847	16,131,003
MEG Energy Corp.:
6.50%, 3/15/21 (a)		41,571	33,932,329
6.38%, 1/30/23 (a)		15,828	12,523,905
7.00%, 3/31/24 (a)		61,319	48,442,010
Memorial Production Partners LP/Memorial Production Finance Corp., 6.88%, 8/01/22		13,754	6,636,305
Murphy Oil Corp., 6.88%, 8/15/24		17,627	18,221,065
Newfield Exploration Co., 5.63%, 7/01/24		1,900	1,947,500
NGPL PipeCo LLC:
7.12%, 12/15/17 (a)		156,064	163,086,880
9.63%, 6/01/19 (a)		26,055	27,390,319
7.77%, 12/15/37 (a)		10,337	11,215,645
Oasis Petroleum, Inc.:
6.50%, 11/01/21		34,493	32,940,815
6.88%, 3/15/22 (l)		26,512	25,385,240
6.88%, 1/15/23		8,515	8,131,825
ONEOK, Inc.:
4.25%, 2/01/22		4,946	4,847,080
7.50%, 9/01/23		16,365	18,328,800
Parsley Energy LLC/Parsley Finance Corp.:
7.50%, 2/15/22 (a)		33,880	35,997,500
6.25%, 6/01/24 (a)		12,092	12,484,990
PDC Energy, Inc., 7.75%, 10/15/22		17,536	18,719,680
QEP Resources, Inc.:
6.88%, 3/01/21		16,842	17,557,785
5.38%, 10/01/22		19,853	19,704,103
5.25%, 5/01/23		14,434	14,217,490
Range Resources Corp.:
5.75%, 6/01/21 (a)		4,537	4,593,713
5.88%, 7/01/22 (a)		34,505	34,850,050
5.00%, 3/15/23 (a)		18,447	18,031,943
Rockies Express Pipeline LLC:
6.85%, 7/15/18 (a)		2,091	2,200,777
6.00%, 1/15/19 (a)		6,053	6,355,650
5.63%, 4/15/20 (a)		3,595	3,792,725
6.88%, 4/15/40 (a)		38,171	39,316,130
RSP Permian, Inc., 6.63%, 10/01/22		14,714	15,412,915
Sabine Pass Liquefaction LLC:
5.63%, 2/01/21		29,233	30,877,356
6.25%, 3/15/22		6,333	6,918,803
5.63%, 4/15/23		22,172	23,668,610
5.75%, 5/15/24		42,782	46,044,127
5.63%, 3/01/25		10,777	11,585,275
5.88%, 6/30/26 (a)		32,239	35,039,763
5.00%, 3/15/27 (a)		29,430	30,165,750
Sabine Pass LNG LP, 6.50%, 11/01/20		5,055	5,231,925
Sanchez Energy Corp.:
7.75%, 6/15/21		2,010	1,768,800
6.13%, 1/15/23 (l)		57,758	46,350,795
Seven Generations Energy Ltd.:
8.25%, 5/15/20 (a)		8,723	9,279,091

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
6.75%, 5/01/23 (a)	USD	10,043	$10,419,613
6.88%, 6/30/23 (a)		44,383	46,158,320
SM Energy Co.:
6.13%, 11/15/22		14,016	14,016,000
6.50%, 1/01/23		2,878	2,906,780
5.00%, 1/15/24		5,076	4,771,440
5.63%, 6/01/25		290	272,600
6.75%, 9/15/26		9,296	9,388,960
Southwestern Energy Co.:
7.50%, 2/01/18		1,415	1,482,213
5.80%, 1/23/20		20,131	20,080,673
4.10%, 3/15/22		20,727	18,809,753
6.70%, 1/23/25		824	824,000
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50%, 9/15/24 (a)		11,660	11,747,450
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
6.88%, 2/01/21		4,979	5,140,817
6.38%, 8/01/22		23,209	24,021,315
5.25%, 5/01/23		995	1,007,437
6.75%, 3/15/24		4,996	5,345,720
5.13%, 2/01/25 (a)		5,312	5,318,640
5.38%, 2/01/27 (a)		3,189	3,208,931
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
6.13%, 10/15/21		12,348	12,903,660
6.25%, 10/15/22		90	96,075
6.38%, 5/01/24		9,641	10,339,973
TransCanada Trust, 5.88%, 8/15/76 (b)		13,975	14,785,550
Tullow Oil Jersey Ltd., 6.63%, 7/12/21		1,400	1,670,760
Tullow Oil PLC, 6.00%, 11/01/20 (a)		1,160	1,046,900
Whiting Petroleum Corp.:
1.25%, 6/05/20 (m)		46,905	45,028,838
5.75%, 3/15/21		108	100,980
Series C-1, 5.75%, 3/15/21 (m)		18,978	19,452,204
Series D-1, 6.25%, 4/01/23 (m)		2,390	2,425,525
Williams Cos., Inc.:
3.70%, 1/15/23		3,440	3,336,800
4.55%, 6/24/24		15,235	15,532,844
5.75%, 6/24/44		37,857	38,992,710
WPX Energy, Inc.:
5.25%, 1/15/17		2,920	2,941,900
7.50%, 8/01/20		3,770	3,986,775
6.00%, 1/15/22 (l)		19,071	19,035,242
8.25%, 8/01/23		11,700	12,577,500

			2,202,157,623
Paper & Forest Products — 0.2%
Lecta SA, 6.50%, 8/01/23	EUR	1,675	1,856,595
Louisiana-Pacific Corp., 4.88%, 9/15/24 (a)	USD	6,016	6,016,000
Norbord, Inc., 6.25%, 4/15/23 (a)		9,595	10,194,687
Norske Skog AS, 11.75%, 12/15/19		2,100	1,993,583
Sappi Papier Holding GmbH, 4.00%, 4/01/23	EUR	2,000	2,307,373
Stora Enso OYJ, 2.13%, 6/16/23		1,575	1,808,701
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (a)	USD	14,252	13,325,620

			37,502,559
Personal Products — 0.2%
NBTY, Inc., 7.63%, 5/15/21 (a)		41,502	42,428,325
Pharmaceuticals — 1.6%
Capsugel SA, 7.00% (7.00% Cash or 7.75% PIK), 5/15/19 (a)(j)		4,487	4,498,217

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	55

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Pharmaceuticals (continued)
Concordia International Corp., 7.00%, 4/15/23 (a)	USD	3,059	$1,965,407
Endo Finance LLC, 5.75%, 1/15/22 (a)		11,305	10,428,863
Endo Finance LLC/Endo Finco, Inc., 7.25%, 1/15/22 (a)		8,766	8,415,360
Endo Ltd./Endo Finance LLC/Endo Finco, Inc.:
6.00%, 7/15/23 (a)		7,828	7,123,480
6.00%, 2/01/25 (a)		24,437	21,596,199
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.88%, 4/15/20 (a)		3,900	3,978,000
5.75%, 8/01/22 (a)		5,905	5,823,806
5.63%, 10/15/23 (a)		6,226	5,961,395
5.50%, 4/15/25 (a)		4,944	4,696,800
Prestige Brands, Inc., 6.38%, 3/01/24 (a)		15,850	16,840,625
Valeant Pharmaceuticals International, Inc.:
5.38%, 3/15/20 (a)		38,049	35,195,325
7.00%, 10/01/20 (a)		37,696	36,565,120
6.38%, 10/15/20 (a)		55,023	51,584,063
7.50%, 7/15/21 (a)		43,181	41,803,526
6.75%, 8/15/21 (a)		1,270	1,193,800
5.63%, 12/01/21 (a)		10,181	9,086,543
7.25%, 7/15/22 (a)		4,420	4,099,550
5.50%, 3/01/23 (a)		1,462	1,250,010
4.50%, 5/15/23	EUR	1,214	1,077,365
5.88%, 5/15/23 (a)	USD	22,915	19,764,187
6.13%, 4/15/25 (a)		20,531	17,682,324

			310,629,965
Professional Services — 0.0%
TMF Group Holding BV, 9.88%, 12/01/19	EUR	2,925	3,490,850
Real Estate Management & Development — 0.8%
Annington Finance No. 5 PLC, 13.00% (13.00% Cash or 13.50% PIK), 1/15/23 (j)	GBP	4,178	6,308,244
Aroundtown Property Holdings PLC, 3.00%, 5/05/20 (m)	USD	1,200	1,798,942
Crescent Resources LLC/Crescent Ventures, Inc., 10.25%, 8/15/17 (a)		13,400	13,467,000
Realogy Group LLC/Realogy Co-Issuer Corp.:
4.50%, 4/15/19 (a)		8,254	8,594,477
5.25%, 12/01/21 (a)(l)		34,636	36,443,445
4.88%, 6/01/23 (a)		86,582	87,988,957
Tropicana Entertainment LLC/Tropicana Finance Corp., 9.63%, 12/15/14 (d)(k)		1,115	—

			154,601,065
Road & Rail — 0.8%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
5.13%, 6/01/22 (a)		18,760	18,818,625
5.50%, 4/01/23		6,020	6,072,675
6.38%, 4/01/24 (a)		10,770	10,985,400
5.25%, 3/15/25 (a)		33,844	32,490,240
Avis Budget Finance PLC, 4.13%, 11/15/24	EUR	3,100	3,395,343
EC Finance PLC, 5.13%, 7/15/21		693	805,732
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (a)	USD	14,608	14,973,200
Hertz Corp.:
7.38%, 1/15/21		27,642	28,713,127
5.50%, 10/15/24 (a)		21,776	21,694,340
Hertz Holdings Netherlands BV, 4.13%, 10/15/21	EUR	2,125	2,440,841
Jack Cooper Enterprises, Inc., 10.50% (10.50% Cash or 11.25% PIK), 3/15/19 (a)(j)	USD	10,696	2,780,865
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (a)		7,749	7,826,490

			150,996,878

Corporate Bonds		Par (000)	Value
Semiconductors & Semiconductor Equipment — 0.7%
Advanced Micro Devices, Inc.:
7.50%, 8/15/22	USD	3,731	$3,828,939
7.00%, 7/01/24		3,170	3,114,525
Micron Technology, Inc.:
5.25%, 8/01/23 (a)		20,291	20,037,363
5.63%, 1/15/26 (a)		6,220	5,955,650
Microsemi Corp., 9.13%, 4/15/23 (a)		2,477	2,823,780
NXP BV/NXP Funding LLC:
4.13%, 6/15/20 (a)		15,678	16,638,277
4.13%, 6/01/21 (a)		23,150	24,799,437
4.63%, 6/15/22 (a)		15,667	16,920,360
3.88%, 9/01/22 (a)		9,004	9,431,690
5.75%, 3/15/23 (a)		10,277	11,022,083
4.63%, 6/01/23 (a)		9,329	10,203,594
Versum Materials, Inc., 5.50%, 9/30/24 (a)		12,028	12,358,770

			137,134,468
Software — 1.0%
BMC Software Finance, Inc., 8.13%, 7/15/21 (a)		21,061	19,112,857
Infinity Acquisition LLC/Infinity Acquisition Finance Corp., 7.25%, 8/01/22 (a)		2,990	2,601,300
Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% (7.13% Cash or 7.88% PIK), 5/01/21 (a)(j)		16,832	16,327,040
Infor U.S., Inc., 6.50%, 5/15/22		68,946	69,807,825
Informatica LLC, 7.13%, 7/15/23 (a)		20,208	18,894,480
Nuance Communications, Inc.:
5.38%, 8/15/20 (a)		4,677	4,793,925
6.00%, 7/01/24 (a)		9,015	9,398,137
PTC, Inc., 6.00%, 5/15/24		6,916	7,382,830
Sophia LP, 9.00%, 9/30/23 (a)		7,280	7,644,000
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23		36,534	38,452,035
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 2/01/23	EUR	3,040	3,274,986

			197,689,415
Specialty Retail — 0.9%
Asbury Automotive Group, Inc., 6.00%, 12/15/24	USD	27,465	28,288,950
CST Brands, Inc., 5.00%, 5/01/23		4,076	4,284,895
Groupe Fnac SA, 3.25%, 9/30/23		1,875	2,113,401
L Brands, Inc.:
6.88%, 11/01/35		30,135	32,847,150
6.75%, 7/01/36		12,340	13,273,151
Michaels Stores, Inc., 5.88%, 12/15/20 (a)		3,542	3,674,825
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (a)		33,369	27,863,115
Penske Automotive Group, Inc.:
5.75%, 10/01/22		15,176	15,745,100
5.38%, 12/01/24		10,842	10,896,210
5.50%, 5/15/26		12,374	12,343,065
Sally Holdings LLC/Sally Capital, Inc.:
5.75%, 6/01/22		4,950	5,160,375
5.50%, 11/01/23		3,225	3,402,375
Sonic Automotive, Inc., 5.00%, 5/15/23		2,939	2,894,915
THOM Europe SAS, 7.38%, 7/15/19		2,100	2,474,475

			165,262,002
Technology Hardware, Storage & Peripherals — 0.4%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 7.13%, 6/15/24 (a)		34,803	38,278,010
Western Digital Corp.:
7.38%, 4/01/23 (a)		20,664	22,730,400
10.50%, 4/01/24 (a)		7,217	8,371,720

			69,380,130

See Notes to Financial Statements.

56	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Corporate Bonds		Par (000)	Value
Textiles, Apparel & Luxury Goods — 0.1%
BiSoho SAS, 5.88%, 5/01/23	EUR	3,525	$4,195,637
Hanesbrands, Inc.:
4.63%, 5/15/24 (a)	USD	3,407	3,496,434
4.88%, 5/15/26 (a)		8,757	8,954,033
PVH Corp.:
4.50%, 12/15/22		5,000	5,212,500
7.75%, 11/15/23		450	520,875
Springs Industries, Inc., 6.25%, 6/01/21		2,844	2,943,540

			25,323,019
Thrifts & Mortgage Finance — 0.3%
Jefferies Finance LLC/JFIN Co-Issuer Corp.:
7.38%, 4/01/20 (a)		13,150	12,821,250
6.88%, 4/15/22 (a)		24,154	22,463,220
MGIC Investment Corp., 5.75%, 8/15/23		10,772	11,202,880
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (a)		9,040	9,175,600

			55,662,950
Trading Companies & Distributors — 2.3%
Aircastle Ltd.:
7.63%, 4/15/20		1,026	1,168,357
5.13%, 3/15/21		4,779	5,107,556
5.50%, 2/15/22		18,858	20,319,495
5.00%, 4/01/23		12,550	13,146,125
American Builders & Contractors Supply Co., Inc.:
5.63%, 4/15/21 (a)		5,985	6,194,475
5.75%, 12/15/23 (a)		28,130	29,255,200
Ashtead Capital, Inc., 5.63%, 10/01/24 (a)		4,934	5,193,035
Beacon Roofing Supply, Inc., 6.38%, 10/01/23		19,508	21,068,640
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (a)		26,026	22,707,685
HD Supply, Inc.:
7.50%, 7/15/20		67,648	70,259,213
5.25%, 12/15/21 (a)		95,747	101,252,453
5.75%, 4/15/24 (a)		61,318	64,383,900
Herc Rentals, Inc.:
7.50%, 6/01/22 (a)		11,060	11,447,100
7.75%, 6/01/24 (a)		6,402	6,578,055
Loxam SAS, 3.50%, 5/03/23	EUR	1,100	1,260,405
Rexel SA, 3.50%, 6/15/23	USD	7,792	8,950,134
United Rentals North America, Inc.:
7.63%, 4/15/22		8,406	8,952,390
6.13%, 6/15/23		4,701	4,930,174
4.63%, 7/15/23		18,220	18,675,500
5.75%, 11/15/24		5,519	5,725,963
5.88%, 9/15/26		1,400	1,442,000

			428,017,855
Transportation Infrastructure — 0.1%
OHL Investments SA, 4.00%, 4/25/18 (m)	EUR	3,600	3,760,995
Silk Bidco AS, 7.50%, 2/01/22	USD	2,869	3,363,910
Swissport Investments SA, 6.75%, 12/15/21		2,745	3,176,120

			10,301,025
Wireless Telecommunication Services — 3.6%
Digicel Group Ltd., 7.13%, 4/01/22 (a)		13,495	10,319,627
Digicel Ltd., 6.00%, 4/15/21 (a)		60,233	53,209,832
Matterhorn Telecom SA, 3.88%, 5/01/22	EUR	4,075	4,554,786
SoftBank Group Corp.:
4.75%, 7/30/25	USD	3,388	4,177,197
5.25%, 7/30/27		500	632,842
Sprint Capital Corp.:
6.90%, 5/01/19		13,935	14,370,469

Corporate Bonds		Par (000)	Value
Wireless Telecommunication Services (continued)
6.88%, 11/15/28	USD	67,469	$63,336,524
8.75%, 3/15/32		3,683	3,756,660
Sprint Communications, Inc.:
9.00%, 11/15/18 (a)		134,333	148,270,049
7.00%, 8/15/20		33,125	33,290,625
Sprint Corp.:
7.25%, 9/15/21		39,317	39,464,439
7.88%, 9/15/23		43,698	43,971,113
7.13%, 6/15/24		51,126	49,847,850
7.63%, 2/15/25		38,898	38,509,020
T-Mobile USA, Inc.:
6.25%, 4/01/21		19,305	20,258,184
6.73%, 4/28/22		9,345	9,812,250
6.00%, 3/01/23		43,702	46,687,284
6.63%, 4/01/23		6,680	7,172,650
6.84%, 4/28/23		8,795	9,476,613
6.38%, 3/01/25		38,275	41,624,063
6.50%, 1/15/26		26,010	28,773,563

			671,515,640
Total Corporate Bonds — 81.4%			15,369,318,414

Floating Rate Loan Interests (b)
Air Freight & Logistics — 0.2%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21		10,107	8,081,637
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		10,393	8,309,811
Ceva Logistics Canada ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		1,790	1,431,311
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.50%, 3/19/21		14,345	11,469,965

			29,292,724
Airlines — 0.1%
Air Medical Group Holdings, Inc., Initial Term Loan, 4.25%, 4/28/22		8,581	8,492,901
Northwest Airlines, Inc.:
Term Loan B757-200 (N551), 2.46%, 9/10/18		2,786	2,723,543
Term Loan B757-200 (N554), 2.46%, 9/10/18		2,811	2,747,427
Term Loan B757-300 (N550), 1.77%, 3/10/17		2,768	2,698,396
Term Loan B757-300 (N583), 2.39%, 3/10/17		1,139	1,130,458
Term Loan B757-300 (N584), 2.39%, 3/10/17		1,141	1,133,778

			18,926,503
Chemicals — 0.2%
Ascend Performance Materials Operations LLC, Term B Loan, 6.75%, 8/12/22		28,947	28,512,555
Chemours Co., Tranche B Term Loan, 3.75%, 5/12/22		1,512	1,495,980
MacDermid, Inc. (Platform Specialty Products Corp.), Tranche B-3 Term Loan, 5.50%, 6/07/20		10,999	11,040,146

			41,048,681

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	57

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Floating Rate Loan Interests(b)		Par (000)	Value
Commercial Services & Supplies — 0.1%
Laureate Education, Inc., Series 2021 Extended Term Loan, 8.16%, 3/17/21	USD	15,029	$14,935,117
Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/26/20		24,921	24,616,794
Containers & Packaging — 0.1%
BWay Intermediate Co., Inc., Initial Term Loan, 5.50% - 7.00%, 8/14/20		10,842	10,893,137
Diversified Financial Services — 0.1%
Camelot Finance LP (Camelot Cayman LP) (AKA Thomson Reuters Intellectual Property & Science), Initial Term Loan, 3.75%, 9/15/23		19,870	19,884,903
Diversified Telecommunication Services — 1.0%
Hawaiian Telcom Communications, Inc., Term Loan, 5.25%, 6/06/19		1,103	1,108,396
Intelsat Jackson Holdings SA, Tranche B-2 Term Loan, 3.75%, 6/30/19		71,572	67,976,551
Ligado Networks LLC (FKA New LightSquared LLC), Junior Loan, 13.50%, 12/07/20 (d)(k)		194,888	125,702,745

			194,787,692
Electric Utilities — 0.3%
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), Term Loan, 4.25%, 12/19/16		8,554	8,613,878
Texas Competitive Electric Holdings Co. LLC (TXU):
Term C Loan, 5.00%, 10/31/17		8,105	8,162,960
Term Loan, 5.00%, 10/31/17		35,274	35,526,136

			52,302,974
Electrical Equipment — 0.3%
Cortes NP Acquisition Corp., 9/29/23		48,501	47,288,475
Energy Equipment & Services — 0.1%
Weatherford International Ltd., Loan, 1.96%, 7/13/20		23,479	22,305,295
Food Products — 0.1%
Chobani LLC, Term B Loan (First Lien), 5.25%, 9/29/23		20,836	20,731,820
Health Care Equipment & Supplies — 0.2%
Alere, Inc. (FKA IM U.S. Holdings LLC), B Term Loan, 4.25%, 6/20/22		18,634	18,476,176
DJO Finance LLC, Initial Term Loan, 4.25%, 6/08/20		10,204	10,012,348
Immucor, Inc. (FKA IVD Acquisition Corp.), Term B-2 Loan, 5.00%, 8/17/18		15,338	14,929,164

			43,417,688
Health Care Providers & Services — 0.1%
MPH Acquisition Holdings LLC, Initial Term Loan, 5.00%, 6/07/23		19,917	20,156,733
Vizient, Inc., Initial Term Loan, 6.25%, 2/13/23		6,083	6,147,453

			26,304,186
Hotels, Restaurants & Leisure — 0.9%
Amaya Holdings BV:
Initial Term B Loan (First Lien), 5.00%, 8/01/21		28,548	28,512,319
Initial Term B Loan (Second Lien), 8.00%, 8/01/22		1,175	1,166,798
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		134,639	134,218,737
Scientific Games International, Inc., Initial Term Loan, 6.00%, 10/18/20		8,575	8,599,044

			172,496,898

Floating Rate Loan Interests(b)		Par (000)	Value
Insurance — 0.2%
Alliant Holdings Intermediate LLC, 2016 Term Loan, 5.25%, 8/12/22	USD	15,372	$15,403,217
AssuredPartners, Inc., First Lien Term Loan, 5.75%, 10/21/22		7,561	7,591,805
Solera LLC (Solera Finance, Inc.), Dollar Term Loan, 5.75%, 3/03/23		15,393	15,543,344

			38,538,366
IT Services — 0.1%
Engility Corp. (FKA TASC, Inc.):
Term B1 Loan, 4.88%, 8/12/20		5,698	5,750,251
Term B2 Loan, 5.75% - 7.25%, 8/14/23		10,559	10,654,650
WEX, Inc., Term B Loan, 4.25%, 6/30/23		9,052	9,150,349

			25,555,250
Leisure Products — 0.1%
Leslie’s Poolmart, Inc., Tranche B Term Loan, 5.25%, 8/16/23		9,977	10,035,166
Life Sciences Tools & Services — 0.4%
DPX Holdings BV (FKA JLL/Delta Dutch Newco BV), 2015 Incremental Dollar Term Loan, 4.25%, 3/11/21		19,553	19,519,994
InVentiv Health, Inc. (FKA Ventiv Health, Inc.), Term Loan B, 3.75%, 9/29/23		21,556	21,600,836
Jaguar Holding Co. I (AKA Pharmaceutical Product Development, Inc.), Initial Term Loan, 4.25%, 8/18/22		36,243	36,352,746

			77,473,576
Machinery — 0.3%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (FKA Silver II U.S. Holdings LLC), Refinancing Term Loan, 4.00%, 12/13/19		24,620	22,978,905
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/06/21		30,445	29,960,668

			52,939,573
Media — 0.4%
Advantage Sales & Marketing, Inc.:
Initial Term Loan (First Lien), 4.25%, 7/23/21		7,972	7,867,703
Term Loan (Second Lien), 7.50%, 7/25/22		21,373	20,277,807
Cengage Learning Acquisitions, Inc. (FKA TL Acquisitions, Inc.), Term Loan, 0.00%, 6/30/16 (c)(d)(k)		7,781	1
iHeartCommunications, Inc. (FKA Clear Channel Communications, Inc.), Tranche D Term Loan, 7.27%, 1/30/19		56,159	43,140,073
Telenet Financing USD LLC, Term Loan AD Facility, 4.36%, 6/30/24		12,260	12,351,950

			83,637,534
Metals & Mining — 0.2%
FMG Resources (August 2006) Property Ltd. (FMG America Finance, Inc.), Term Loan, 4.25%, 6/30/19		24,103	24,069,492
Novelis, Inc., Initial Term Loan, 4.00% - 4.09%, 6/02/22		8,771	8,809,357

			32,878,849
Oil, Gas & Consumable Fuels — 0.9%
California Resources Corp., Term Loan, 3.70%, 9/24/19		16,943	16,116,905
Chesapeake Energy Corp., Class A Loan, 8.50%, 8/23/21		81,561	85,562,418
CITGO Holding, Inc., Term Loan, 9.50%, 5/12/18		10,550	10,665,704

See Notes to Financial Statements.

58	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Floating Rate Loan Interests(b)		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
MEG Energy Corp., New Term Loan, 3.75%, 3/31/20	USD	5,188	$4,828,731
Ultra Resources, Inc., Revolving Credit, 4.75%, 10/06/16		50,400	46,998,000

			164,171,758
Pharmaceuticals — 0.2%
Valeant Pharmaceuticals International, Inc.:
Series A-3 Tranche A Term Loan, 3.72%, 10/20/18		5,017	5,010,809
Series C-2 Tranche B Term Loan, 5.25%, 12/11/19		4,405	4,407,354
Series D-2 Tranche B Term Loan, 5.00%, 2/13/19		1,535	1,535,721
Series E-1 Tranche B Term Loan, 5.25%, 8/05/20		16,819	16,844,916
Series F-1 Tranche B Term Loan, 5.50%, 4/01/22		6,500	6,516,818

			34,315,618
Semiconductors & Semiconductor Equipment — 0.1%
Avago Technologies Cayman Holdings Ltd., Term B-3 Loan, 3.52%, 2/01/23		9,361	9,468,005
Software — 0.6%
BMC Software Finance, Inc., Initial U.S. Term Loan, 5.00%, 9/10/20		39,385	37,926,827
Infor (U.S.), Inc. (FKA Lawson Software, Inc.), Tranche B-5 Term Loan, 3.75%, 6/03/20		28,165	27,982,355
Informatica Corp., Dollar Term Loan, 4.50%, 8/05/22		10,410	10,124,023
Kronos, Inc., Initial Term Loan (Second Lien), 9.75%, 4/30/20		19,066	19,367,852
RP Crown Parent LLC, Term Loan B, 3.50%, 9/22/23		11,136	11,138,784
TIBCO Software, Inc., Term Loan, 5.50%, 12/04/20		13,646	13,433,764

			119,973,605
Specialty Retail — 0.0%
J. Crew Group, Inc., Term Loan,, 4.00%, 3/05/21		7,442	5,890,291
Total Floating Rate Loan Interests — 7.4%			1,394,110,478

Foreign Agency Obligations
Canada — 0.2%
NOVA Chemicals Corp.:
5.25%, 8/01/23 (a)		16,623	16,997,017
5.00%, 5/01/25 (a)		9,634	9,754,425

			26,751,442
France — 0.0%
Areva SA, 4.88%, 9/23/24	EUR	750	851,700
Japan — 0.0%
Softbank Group Corp., 4.00%, 7/30/22	USD	1,510	1,828,576
Total Foreign Agency Obligations — 0.2%			29,431,718

Investment Companies		Shares	Value
Financial Select Sector SPDR Fund		4,388,931	$84,706,368
iShares iBoxx $ High Yield Corporate Bond ETF (o)		1,707,968	149,037,288
Pershing Square Holdings Ltd. (a)		14,000,000	13,965,000
SPDR Barclays High Yield Bond ETF (o)		4,976,127	182,723,383
SPDR S&P Oil & Gas Exploration & Production ETF (o)		239,422	9,208,170
Uranium Participation Corp.		1,150,920	3,438,855
Total Investment Companies — 2.4%			443,079,064

Non-Agency Mortgage-Backed Securities		Par (000)
Commercial Mortgage-Backed Securities — 0.2%
Core Industrial Trust, Series 2015-CALW, Class G, 3.98%, 2/10/34 (a)(b)	USD	6,000	5,508,600
Credit Suisse Mortgage Capital Certificates, Series 2014-TIKI, Class F, 4.33%, 9/15/38 (a)(b)		2,330	2,205,916
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class EFX, 3.49%, 12/15/34 (a)(b)		20,075	19,242,872
GRACE Mortgage Trust, Series 2014-GRCE, Class F, 3.71%, 6/10/28 (a)(b)		1,000	988,690
Hilton USA Trust, Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (a)(b)		13,572	13,592,950
Wachovia Bank Commercial Mortgage Trust, Series 2006-C28, Class AJ, 5.63%, 10/15/48 (b)		1,826	1,820,615

			43,359,643
Total Non-Agency Mortgage-Backed Securities — 0.2%			43,359,643

Other Interests (p)		Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp., Escrow (d)(k)		7,955	1
Lear Corp., Escrow (d)(k)		7,495	1

			2
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (d)(k)		9,030	681,765
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (d)(k)		5,675	428,463
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (d)(k)		5,500	415,250
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (d)(k)		2,520	190,260
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (d)(k)		1,000	76,000

			1,791,738

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	59

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Other Interests (p)		Beneficial Interest (000)	Value
Electric Utilities — 0.0%
Mirant America Corp., Escrow (d)(k)	USD	3,270	$—
Mirant America, Inc., Escrow (d)(k)		1,880	—
Mirant Americas Generation LLC, Escrow (d)(k)		1,215	—

			—
Household Durables — 0.1%
Stanley-Martin, Class B Membership Units		20	24,587,500
Media — 0.0%
Adelphia Communications Corp., Escrow (d)(k)		800	—
Adelphia Communications Corp., Escrow (d)(k)		325	16
Century Communications, Escrow (d)(k)		625	—

			16
Total Other Interests — 0.1%			26,379,256

Preferred Securities		Par (000)
Capital Trusts
Banks — 1.6%
Banco Bilbao Vizcaya Argentaria SA:
6.75% (b)(n)		5,200	5,404,100
8.88% (b)(n)		600	707,714
7.00% (b)(n)	EUR	9,800	10,239,100
Banco Popular Espanol SA:
8.25% (b)(n)	USD	2,800	2,842,652
11.50% (b)(n)	EUR	6,400	7,405,161
Banco Santander SA, 6.25% (b)(n)		4,700	4,725,396
Bank of America Corp.:
Series AA, 6.10% (b)(n)	USD	16,496	17,197,080
Series X, 6.25% (b)(n)		29,294	30,505,307
Series Z, 6.50% (b)(n)		21,036	22,784,617
Bank of Ireland, 7.38% (b)(n)	EUR	1,016	1,086,717
Barclays PLC, 7.88% (b)(n)	USD	2,200	2,166,085
BNP Paribas SA:
7.20% (b)(n)		1,100	1,237,500
7.38% (a)(b)(n)		675	673,313
Citigroup, Inc.:
5.95% (b)(n)		32,916	33,924,320
6.25% (b)(n)		13,000	13,991,250
Series N, 5.80% (b)(n)		19,380	19,546,804
Series O, 5.88% (b)(n)		6,570	6,636,357
Series R, 6.13% (b)(n)		14,372	14,946,880
Cooperatieve Rabobank UA:
5.50% (b)(n)	EUR	2,300	2,561,111
6.63% (b)(n)		1,000	1,181,088
Intesa Sanpaolo SpA:
7.00% (b)(n)		5,900	6,130,714
7.70% (a)(b)(n)	USD	8,475	7,415,625
JPMorgan Chase & Co.:
Series 1, 7.90% (b)(n)		11,830	12,155,325
Series V, 5.00% (b)(n)		22,540	22,224,440
Royal Bank of Scotland Group PLC, 8.63% (b)(n)		10,371	10,150,616
Societe Generale SA, 7.38% (a)(b)(n)		3,150	3,087,000
Wells Fargo & Co., Series U, 5.88% (b)(n)		31,269	33,926,865

			294,853,137
Capital Markets — 0.3%
Credit Suisse Group AG, 6.25% (a)(b)(n)		6,104	5,775,910
Goldman Sachs Group, Inc.:
Series L, 5.70% (b)(n)		13,836	14,026,245
Series O, 5.30% (b)(n)		9,380	9,614,500

Capital Trusts		Par (000)	Value
Electric Utilities — 0.1%
Morgan Stanley, Series H, 5.45% (b)(n)	USD	8,391	$8,419,026
UBS Group AG:
5.75% (b)(n)	EUR	5,350	6,184,770
6.88% (b)(n)	USD	1,966	1,938,574
7.00% (b)(n)		1,775	1,872,625

			47,831,650
Chemicals — 0.0%
Solvay Finance SA, 5.12% (n)		2,336	2,779,853
Diversified Financial Services — 0.0%
HBOS Capital Funding LP, 6.85% (n)		650	658,125
Origin Energy Finance Ltd.:
7.88%, 6/16/71 (b)	EUR	1,000	1,191,038
4.00%, 9/16/74 (b)		550	592,551

			2,441,714
Diversified Telecommunication Services — 0.0%
Koninklijke KPN NV, 6.13% (b)(n)		3,332	4,019,069
Enel SpA:
6.50%, 1/10/74 (b)		5,715	6,939,996
5.00%, 1/15/75 (b)		1,500	1,792,158
7.75%, 9/10/75 (b)	GBP	950	1,367,859
Gas Natural Fenosa Finance BV:
3.38% (b)(n)	USD	4,100	4,388,136
4.13% (b)(n)		1,900	2,187,735

			16,675,884
Insurance — 0.0%
Assicurazioni Generali SpA, 6.42% (b)(n)	GBP	2,200	2,885,756
Credit Agricole SA, 6.50% (b)(n)	EUR	4,590	5,122,687

			8,008,443
Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25% (a)(n)	USD	2,827	3,017,823
Oil, Gas & Consumable Fuels — 0.1%
DCP Midstream LLC, 5.85%, 5/21/43 (a)(b)		2,865	2,377,950
Repsol International Finance BV, 4.50%, 3/25/75 (b)	EUR	4,531	4,760,810
TOTAL SA, 3.88% (b)(n)	USD	5,475	6,525,545

			13,664,305
Wireless Telecommunication Services — 0.1%
Orange SA:
4.00% (b)(n)	EUR	1,000	1,186,544
5.00% (b)(n)		2,100	2,557,325
5.75% (b)(n)	GBP	1,500	2,103,154
Telefonica Europe BV:
3.75% (n)	USD	1,500	1,676,457
4.20% (b)(n)		11,600	13,389,276
5.00% (b)(n)	EUR	2,400	2,805,783
6.50% (b)(n)		1,000	1,206,203
6.75% (b)(n)	GBP	900	1,247,140

			26,171,882
Total Capital Trusts — 2.2%			419,463,760

See Notes to Financial Statements.

60	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Preferred Securities	Shares	Value
Preferred Stocks
Diversified Financial Services — 0.1%
Concrete Investment II SCA (d)(n)	34,464	$ 4,452,263
Hotels, Restaurants & Leisure — 0.6%
Amaya, Inc. (d)(m)(n)	131,343	116,771,581
Wireless Telecommunication Services — 0.0%
CF-B L2 (D), LLC (Acquired 4/08/15- 12/07/15, cost $3,422,703) (d)(f)(n)	3,446,312	2,834,592
Total Preferred Stocks — 0.7%		124,058,436

Trust Preferreds
Consumer Finance — 0.3%
GMAC Capital Trust I, Series 2, 6.60%, 2/15/40 (b)	2,348,443	59,673,937
Total Preferred Securities — 3.2%		603,196,133

Warrants
Media — 0.0%
HMH Holdings, Inc. (Education Media) (Expires 6/22/19) (d)	11,931	18,736
Oil, Gas & Consumable Fuels — 0.0%
Peninsula Energy Ltd. (Expires 12/31/17) (d)(h)	1,961,180	—
Peninsula Energy Ltd. (Expires 12/31/18) (d)(h)	3,502,309	214,440

		214,440
Total Warrants — 0.0%		233,176
Total Long-Term Investments (Cost — $18,827,343,138) — 100.7%		19,011,490,058

Short-Term Securities		Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.20% (q)(r)		258,744,884	$258,744,884
		Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.51% (q)(r)(s)	USD	199,273	199,272,779
Total Short-Term Securities (Cost — $458,017,663) — 2.4%			458,017,663

Options Purchased
(Cost — $2,305,800) — 0.0%			485,829
Total Investments Before Options Written (Cost — $19,287,666,601) — 103.1%			19,469,993,550

Options Written
(Premiums Received — $ 171,000) — (0.0)%			(27,088)
Total Investments Net of Options Written — 103.1%			19,469,966,462
Liabilities in Excess of Other Assets — (3.1)%			(591,570,541)

Net Assets — 100.0%			$18,878,395,921

Notes to Consolidated Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.
(b)	Variable rate security. Rate as of period end.
(c)	Zero-coupon bond.
(d)	Non-income producing security.
(e)	Securities contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.
(f)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $2,932,839 and an original cost of $3,520,950 which was less than 0.05% of its net assets.
(g)	All or a portion of security is held by a wholly-owned subsidiary.
(h)	During the year ended September 30, 2016, investments in issuers that are affiliated persons and/or related parties of the Fund, as applicable, were as follows:

Affiliate	Shares Held at September 30, 2015	Shares Purchased	Shares Sold	Shares Held at September 30, 2016	Value at September 30, 2016	Realized Loss
Peninsula Energy Ltd.	13,944,025	—	(1)	13,944,024	$5,957,962	$ (1)
Peninsula Energy Ltd., Warrants (Expires 12/31/15)	3,406,493	—	(3,406,493)	—	—	(14)
Peninsula Energy Ltd., Warrants (Expires 12/31/17)	1,961,180	—	—	1,961,180	—	—
Peninsula Energy Ltd., Warrants (Expires 12/31/18)	3,502,309	—	—	3,502,309	214,440	—

Total					$6,172,402	$(15)

(i)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	61

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

(j)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

(k)	Issuer filed for bankruptcy and/or is in default.

(l)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(m)	Convertible security.

(n)	Perpetual security with no stated maturity date.

(o)	Security, or a portion of security, is on loan.

(p)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(q)	During the year ended September 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2015	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at September 30, 2016	Value at September 30, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	677,378,350	—		(677,378,350)[1]	—	—	$1,062,742		$15,283
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	258,744,884	[2]	—	258,744,884	$258,744,884	17,570		—
BlackRock Liquidity Series, LLC, Money Market Series	—	$199,272,779	[2]	—	$199,272,779	199,272,779	495,663	[3]	—
iShares iBoxx $ High Yield Corporate Bond ETF	—	17,591,939		(15,883,971)	1,707,968	149,037,288	8,021,607		4,569,234
Total						$607,054,951	$9,597,582		$4,584,517

[1]	Represents net shares sold.
[2]	Represents net shares/beneficial interest purchased.
[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(r)	Current yield as of period end.
(s)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements

RBC Capital Markets, LLC	(0.25)%	6/29/16	Open	$14,312,220	$ 14,303,076	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	(3.00)%	7/14/16	Open	13,755,000	13,664,446	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(4.00)%	8/04/16	Open	3,750,000	3,726,250	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	(0.38)%	8/09/16	Open	9,512,500	9,507,347	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.75%	8/18/16	Open	18,153,525	18,170,166	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.75%	8/18/16	Open	8,727,820	8,735,821	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.00%	8/25/16	Open	4,310,344	4,310,344	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.75%	8/25/16	Open	35,860,050	35,887,692	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.75%	8/29/16	Open	26,408,250	26,426,406	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.75%	8/29/16	Open	18,216,000	18,228,524	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.75%	8/29/16	Open	3,083,520	3,085,640	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.64%	8/30/16	Open	20,975,990	20,987,923	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.75%	8/30/16	Open	11,790,750	11,798,610	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.75%	8/30/16	Open	2,744,820	2,746,650	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.75%	8/30/16	Open	1,161,000	1,161,774	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.75%	8/30/16	Open	1,361,600	1,362,508	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.00%	8/30/16	Open	7,166,090	7,172,460	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.00%	9/01/16	Open	24,504,000	24,523,739	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.00%	9/08/16	Open	5,717,000	5,720,017	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	1.00%	9/13/16	Open	32,311,000	32,325,360	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.10%	9/14/16	Open	48,021,000	48,044,477	Corporate Bonds	Open/Demand
Deutsche Bank Securities, Inc.	1.10%	9/14/16	Open	36,734,000	36,751,959	Corporate Bonds	Open/Demand

See Notes to Financial Statements.

62	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Deutsche Bank Securities, Inc.	1.10%	9/14/16	Open	$ 48,343,000	$ 48,366,634	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	1.00%	9/19/16	Open	5,596,440	5,597,995	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	(0.75)%	9/21/16	Open	4,313,913	4,313,194	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.95%	9/22/16	Open	10,279,000	10,281,441	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	0.95%	9/22/16	Open	34,136,000	34,144,107	Corporate Bonds	Open/Demand
Barclays Capital, Inc.	0.00%	9/23/16	Open	3,827,268	3,827,269	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.75%	9/26/16	Open	15,829,550	15,830,539	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	0.00%	9/30/16	Open	7,267,050	7,267,050	Corporate Bonds	Open/Demand
Total				$478,168,700	$478,269,418

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value		Unrealized Depreciation

(82)	Euro-Bobl	December 2016	USD	12,167,492	$(12,056)
(1,023)	Russell 2000 Mini Index	December 2016	USD	127,701,090	(3,920,954)
(4,695)	S&P 500 E-Mini Index	December 2016	USD	507,153,900	(8,259,115)
Total					$(12,192,125)

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	2,500,000	USD	2,803,973	Australia & New Zealand Bank Group Ltd.	10/05/16	$ 5,087
EUR	10,702,000	USD	12,027,545	Barclays Bank PLC	10/05/16	(2,522)
EUR	8,250,000	USD	9,290,170	Morgan Stanley & Co. International PLC	10/05/16	(20,273)
EUR	2,500,000	USD	2,805,363	Standard Chartered Bank	10/05/16	3,697
GBP	1,800,000	USD	2,384,158	Commonwealth Bank of Australia	10/05/16	(50,852)
GBP	2,611,000	USD	3,467,876	Goldman Sachs International	10/05/16	(83,286)
USD	11,189,143	AUD	14,898,000	Commonwealth Bank of Australia	10/05/16	(211,693)
USD	140,377,812	CAD	184,150,000	Westpac Banking Corp.	10/05/16	8,828
USD	241,122	EUR	216,000	Australia & New Zealand Bank Group Ltd.	10/05/16	(1,581)
USD	1,092,907	EUR	971,000	Barclays Bank PLC	10/05/16	1,868
USD	1,821,830	EUR	1,622,000	Citibank N.A.	10/05/16	(688)
USD	2,001,310	EUR	1,781,000	Citibank N.A.	10/05/16	136
USD	4,408,264	EUR	3,926,000	Citibank N.A.	10/05/16	(3,083)
USD	2,359,489	EUR	2,102,000	HSBC Bank PLC	10/05/16	(2,369)
USD	2,399,686	EUR	2,150,000	HSBC Bank PLC	10/05/16	(16,105)
USD	157,168	EUR	140,000	Morgan Stanley & Co. International PLC	10/05/16	(139)
USD	697,272	EUR	624,000	Morgan Stanley & Co. International PLC	10/05/16	(3,869)
USD	5,571,681	EUR	4,977,000	Morgan Stanley & Co. International PLC	10/05/16	(20,596)
USD	15,429,188	EUR	13,791,000	Royal Bank of Scotland PLC	10/05/16	(66,709)
USD	660,706,357	EUR	592,277,000	Royal Bank of Scotland PLC	10/05/16	(4,790,242)
USD	695,616	EUR	623,000	Standard Chartered Bank	10/05/16	(4,401)
USD	1,998,757	EUR	1,778,000	Standard Chartered Bank	10/05/16	954
USD	712,408	GBP	544,000	Goldman Sachs International	10/05/16	7,231
USD	1,267,644	GBP	977,000	Goldman Sachs International	10/05/16	1,177
USD	141,900,145	GBP	108,205,000	Royal Bank of Scotland PLC	10/05/16	1,636,049

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	63

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	11,352,082	AUD	14,898,000	BNP Paribas S.A.	11/03/16	$ 317
USD	140,300,711	CAD	184,150,000	JPMorgan Chase Bank N.A.	11/03/16	698,480
USD	671,534,576	EUR	598,249,000	Royal Bank of Scotland PLC	11/03/16	302,514
USD	141,081,630	GBP	108,715,000	Nomura International PLC	11/03/16	2,641,448
Total						$ 29,378

Exchange-Traded Options Purchased
Description	Put/Call	Expiration Date	Strike Price		Contracts	Value
U.S. Treasury Bonds (30 Year) Futures	Put	10/21/16	USD	164.00	1,313	$410,313

OTC Options Purchased
Description	Put/Call	Counterparty	Expiration Date	Strike Price		Contracts	Value
Marsico Parent Superholdco LLC	Call	Goldman Sachs & Co.	12/14/19	USD	942.86	107	$1

OTC Credit Default Swaptions Purchased
Description	Counterparty	Put/ Call	Strike Price		Pay/Receive Floating Rate Index	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
Bought Protection on 5-Year Credit Default Swap	Goldman Sachs International	Put	USD	103.00	Pay	CDX.NA.HY Series 26 Version 1	10/19/16	USD	90,000	$75,515

OTC Credit Default Swaptions Written
Description	Counterparty	Put/ Call	Strike Price		Pay/Receive Floating Rate Index	Floating Rate Index	Rating[1]	Expiration Date	Notional Amount[2] (000)		Value
Sold Protection on 5-Year Credit Default Swap	Goldman Sachs International	Put	USD	100.00	Receive	CDX.NA.HY Series 26 Version 1	B+	10/19/16	USD	90,000	$(27,088)

[1]	Using S&P’s rating of the underlying securities of the index.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Credit Default Swaps — Buy Protection
Index		Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
iTraxx Europe Crossover Series 26 Version 1		5.00%	12/20/21	EUR	12,710	$(56,439)

Centrally Cleared Credit Default Swaps — Sell Protection
Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 27 Version 1	5.00%	12/20/21	B+	USD	574,825	$2,454,692

[1]	Using S&P’s rating of the underlying securities of the index.
[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

64	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

OTC Credit Default Swaps — Sell Protection

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Paid (Received)	Unrealized Appreciation
Charter Communication, Inc.	8.00%	Deutsche Bank AG	9/20/17	Not Rated	USD	16,770	$1,303,719	$ (390)	$1,304,109
CNH Industrial NV	5.00%	BNP Paribas S.A.	12/20/20	BB+	EUR	1,489	198,596	146,053	52,543
CNH Industrial NV	5.00%	Goldman Sachs International	6/20/21	BB+	EUR	591	80,352	55,456	24,896
Total							$1,582,667	$201,119	$1,381,548

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Total Return Swaps

Reference Entity	Fixed Rate/ Floating Rate	Counterparty	Expiration Date	Notional Amount/ Contract Amount (000)			Value	Premiums Received	Unrealized Appreciation
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	Goldman Sachs International	12/20/16	USD	35,000		$ 2,452,926	$ (32,729)	$ 2,485,655
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	Goldman Sachs International	12/20/16	USD	29,000		2,258,562	(25,611)	2,284,173
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	JPMorgan Chase Bank N.A.	12/20/16	USD	96,000		6,643,319	(98,082)	6,741,401
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	Morgan Stanley & Co. International PLC	12/20/16	USD	34,500		2,388,233	(35,248)	2,423,481
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	JPMorgan Chase Bank N.A.	12/20/16	USD	34,500		1,757,274	(47,197)	1,804,471
Markit iBoxx USD Liquid High Yield Oil & Gas (5/25/50 Issuer Cap) Index	3-month LIBOR[1]	Goldman Sachs International	12/20/16	USD	23,100		532,943	(21,990)	554,933
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	Goldman Sachs International	3/20/17	USD	74,400		3,975,219	(1,336)	3,976,555
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	Goldman Sachs International	3/20/17	USD	159,000		3,024,940	(94,242)	3,119,182
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	Goldman Sachs International	3/20/17	USD	40,000		724,621	(22,990)	747,611
Morgan Stanley Energy Long Basket Index	Overnight OIS plus 0.25%[1]	Morgan Stanley & Co. International PLC	3/30/17		318,314	[2]	2,409,270	—	2,409,270
Morgan Stanley Energy Long Basket Index	Overnight OIS plus 0.25%[1]	Morgan Stanley & Co. International PLC	3/30/17		43,588	[2]	329,911	—	329,911
Morgan Stanley Energy Long Basket Index	Overnight OIS plus 0.25%[1]	Morgan Stanley & Co. International PLC	3/30/17		43,129	[2]	326,437	—	326,437
Morgan Stanley Energy Long Basket Index	Overnight OIS plus 0.25%[1]	Morgan Stanley & Co. International PLC	3/30/17		21,775	[2]	164,812	—	164,812
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	Goldman Sachs International	6/20/17	USD	23,200		285,566	(21,668)	307,234
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	Morgan Stanley & Co. International PLC	6/20/17	USD	34,500		283,585	(35,940)	319,525
iBoxx USD Liquid High Yield Index	3-month LIBOR[1]	Morgan Stanley & Co. International PLC	6/20/17	USD	17,200		659,898	(5,561)	665,459
Total							$28,217,516	$(442,594)	$28,660,110

[1]	Fund receives the total return of the reference entity and pays the floating rate.

[2]	Contract amount shown.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	65

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Transactions in Options Written for the Year Ended September 30, 2016

	Calls		Puts
				Notional (000)
		Premiums			Premiums
	Contracts	Received	Contracts	USD	Received
Outstanding options, beginning of year	—	—	—	—	—
Options written	16,147	$ 501,489	57,278	90,000	$3,850,556
Options expired	—	—	(48,078)		(2,741,549)
Options closed	(16,147)	(501,489)	(9,200)	—	(938,007)
Outstanding options, end of year	—	—	—	90,000	$171,000

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$5,307,786	—	—	$5,307,786
Options purchased	Investments at value — unaffiliated[2]	—	$75,515	$1	—	$410,313	—	485,829
	Unrealized appreciation on OTC swaps;
Swaps — OTC	Swap premiums paid	—	1,583,057	554,933	—	28,105,177	—	30,243,167
Swaps — centrally cleared	Net unrealized appreciation[1]	—	2,454,692	—	—	—	—	2,454,692
Total		—	$4,113,264	$554,934	$5,307,786	28,515,490	—	$38,491,474

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$12,180,069	—	$12,056	—	$12,192,125
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$5,278,408	—	—	5,278,408
Options written	Options written at value	—	$27,088	—	—	—	—	27,088
Swaps — OTC	Swap premiums received	—	390	21,990	—	420,604	—	442,984
Swaps — centrally cleared	Net unrealized depreciation[1]	—	56,439	—	—	—	—	56,439
Total		—	$83,917	$12,202,059	$5,278,408	$432,660	—	$17,997,044

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended September 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(90,538,623)	—	$(7,513,426)	—	$(98,052,049)
Forward foreign currency exchange contracts	—	—	—	$52,700,635	—	—	52,700,635
Options purchased[1]	—	—	(15,166,818)	—	—	—	(15,166,818)
Options written	—	—	3,525,802	—	—	—	3,525,802
Swaps	—	$64,888,254	(44,615,870)	—	31,084,454	—	51,356,838

Total	—	$64,888,254	$(146,795,509)	$52,700,635	$23,571,028	—	$(5,635,592)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$(36,812,984)	—	$1,485,620	—	$(35,327,364)
Forward foreign currency exchange contracts	—	—	—	$(9,551,144)	—	—	(9,551,144)
Options purchased[2]	—	$(464,485)	—	—	(1,251,305)	—	(1,715,790)
Options written	—	143,912	—	—	—	—	143,912
Swaps	—	392,311	1,270,694	—	71,030,060	—	72,693,065

Total	—	$71,738	$(35,542,290)	$(9,551,144)	$71,264,375	—	$26,242,679

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

66	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$780,666,329
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$1,992,825,325
Average amounts sold — in USD	$32,548,536
Options:
Average value of option contracts purchased	$529,763
Average value of option contracts written	$23,415
Average notional value of swaption contracts purchased	$22,500,000
Average notional value of swaption contracts written	$22,500,000
Credit default swaps:
Average notional value — buy protection	$12,925,052
Average notional value — sell protection	$525,739,635
Total return swaps:
Average notional value	$883,671,329

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$ 4,606		$4,030,766
Forward foreign currency exchange contracts	5,307,786		5,278,408
Options	485,829	[1]	27,088
Swaps — centrally cleared	532,490		—
Swaps — OTC[2]	30,243,167		442,984

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$36,573,878		$9,779,246
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(947,409)		(4,030,766)

Total derivative assets and liabilities subject to an MNA	$35,626,469		$5,748,480

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	67

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3,5]
Australia & New Zealand Bank Group Ltd	$ 5,087	$ (1,581)	—	—	$ 3,506
Barclays Bank PLC	1,868	(1,868)	—	—	—
BNP Paribas S.A	198,913	—	—	—	198,913
Citibank N.A	136	(136)	—	—	—
Deutsche Bank AG	1,304,109	(390)	—	$ (1,303,719)	—
Goldman Sachs & Co	1	—	—	—	1
Goldman Sachs International	13,639,618	(330,940)	—	(11,800,000)	1,508,678
JPMorgan Chase Bank N.A	9,244,352	(145,279)	—	(8,460,000)	639,073
Morgan Stanley & Co. International PLC	6,638,895	(121,626)	—	(4,570,000)	1,947,269
Nomura International PLC	2,641,448	—	—	—	2,641,448
Royal Bank of Scotland PLC	1,938,563	(1,938,563)	—	—	—
Standard Chartered Bank	4,651	(4,401)	—	—	250
Westpac Banking Corp	8,828	—	—	—	8,828

Total	$35,626,469	$(2,544,784)	—	$(26,133,719)	$6,947,966

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4,5]
Australia & New Zealand Bank Group Ltd	$ 1,581	$ (1,581)	—	—	—
Barclays Bank PLC	2,522	(1,868)	—	—	$ 654
Citibank N.A	3,771	(136)	—	—	3,635
Commonwealth Bank of Australia	262,545	—	—	—	262,545
Deutsche Bank AG	390	(390)	—	—	—
Goldman Sachs International	330,940	(330,940)	—	—	—
HSBC Bank PLC	18,474	—	—	—	18,474
JPMorgan Chase Bank N.A	145,279	(145,279)	—	—	—
Morgan Stanley & Co. International PLC	121,626	(121,626)	—	—	—
Royal Bank of Scotland PLC	4,856,951	(1,938,563)	—	—	2,918,388
Standard Chartered Bank	4,401	(4,401)	—	—	—

Total	$5,748,480	$(2,544,784)	—	—	$3,203,696

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

[5]	Net amount may also include forward foreign currency exchange contracts that are not required to be collaterized.

See Notes to Financial Statements.

68	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Consolidated Schedule of Investments (continued)	BlackRock High Yield Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$403,274,564	$133,390,496	$536,665,060
Common Stocks[1]	$326,702,259	212,284,448	26,730,409	565,717,116
Corporate Bonds[1]	—	15,327,671,127	41,647,287	15,369,318,414
Floating Rate Loan Interests[1]	—	1,332,859,025	61,251,453	1,394,110,478
Foreign Agency Obligations	—	29,431,718	—	29,431,718
Investment Companies	429,114,064	13,965,000	—	443,079,064
Non-Agency Mortgage-Backed Securities	—	43,359,643	—	43,359,643
Other Interests[1]	—	1,791,738	24,587,518	26,379,256
Preferred Securities[1]	59,673,937	419,463,760	121,223,844	600,361,541
Warrants[1]	214,440	—	18,736	233,176
Short-Term Securities	258,744,884	—	—	258,744,884
Options Purchased:
Credit contracts	—	75,515	—	75,515
Equity contracts	—	—	1	1
Interest rate contracts	410,313	—	—	410,313

Subtotal	$1,074,859,897	$17,784,176,538	$408,849,744	$19,267,886,179

Investments Valued at NAV[2] :				202,107,371

Total investments				$19,469,993,550

Derivative Financial Instruments[3]
Assets:
Credit contracts	—	$3,836,240	—	$3,836,240
Equity contracts	—	554,933	—	554,933
Foreign currency exchange contracts	—	5,307,786	—	5,307,786
Interest rate contracts	—	28,105,177	—	28,105,177
Liabilities:
Credit contracts	—	(83,527)	—	(83,527)
Equity contracts	$(12,180,069)	—	—	(12,180,069)
Foreign currency exchange contracts	—	(5,278,408)	—	(5,278,408)
Interest rate contracts	(12,056)	—	—	(12,056)

Total	$(12,192,125)	$32,442,201	—	$20,250,076

[1]	See above Schedule of Investments for values in each industry.

[2]	As of September 30, 2016, certain of the Fund’s investments were fair valued using NAV per share or its equivalent and have been excluded from the fair value hierarchy.

[3]

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	69

Consolidated Schedule of Investments (concluded)	BlackRock High Yield Bond Portfolio

The Fund may hold assets and/or liabilities in which the fair value, approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$28,047,185	—	—	$28,047,185
Foreign currency at value	1,156,530	—	—	1,156,530
Cash pledged:
Futures contracts	28,723,950	—	—	28,723,950
Centrally cleared swaps	39,537,000	—	—	39,537,000
Liabilities:
Cash collateral on securities loaned at value	—	$(199,272,779)	—	(199,272,779)
Cash received:
Collateral — OTC derivatives	—	(26,620,000)	—	(26,620,000)
Collateral — reverse repurchase agreements	—	(197,000)	—	(197,000)
Reverse repurchase agreements.	—	(478,269,418)	—	(478,269,418)

Total	$97,464,665	$(704,359,197)	—	$(606,894,532)

During the year ended September 30, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Other Interests	Preferred Securities	Warrants	Options Purchased	Total
Assets:
Opening Balance, as of September 30, 2015[1]	$183,049,020	$7,535,003	$182,537,628	$ 62,148,325	$19,000,530	$27,378,140	$140,041,273	$969,420	—	$622,659,339
Transfers into Level 3	—	—	—	24,616,342	—	5,625	—	—	$1	24,621,968
Transfers out of Level 3	(99,311,189)	—	(146,859,515)	—	—	—	—	(589,987)	—	(246,760,691)
Other[2]	—	10,732,684	—	—	—	—	(10,732,684)	—	—	—
Accrued discounts/premiums	280,489	—	58,510	447,161	24,151	—	—	—	—	810,311
Net realized gain (loss)	(1,796,527)	(6,550,660)	(2,992)	(245,488)	(473,623)	(2,550)	(5,105,249)	(15)	—	(14,177,104)
Net change in unrealized appreciation (depreciation)[2,3]	997,056	5,019,060	(4,176,388)	3,401,391	110,042	(2,793,697)	7,707,131	(360,682)	—	9,903,913
Purchases	73,710,060	9,994,323	16,227,325	27,130,110	—	—	—	—	—	127,061,818
Sales	(23,538,413)	(1)	(6,137,281)	(56,246,388)	(18,661,100)	—	(10,686,627)	—	—	(115,269,810)

Closing Balance, as of September 30, 2016	$133,390,496	$26,730,409	$41,647,287	$ 61,251,453	—	$24,587,518	$121,223,844	$18,736	$1	$408,849,744

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2016[3]	$ 895,924	$(1,497,432)	$(4,273,553)	$ 3,170,255	—	$(2,796,245)	$7,707,131	$(169,415)	—	$3,036,665

[1]

The opening balance of Preferred Securities has been restated to exclude certain investments amounting to $ 3,032,935 that were fair valued using NAV per share that have been excluded from the fair value hierarchy.

[2]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2016, is generally due to investments no longer held or categorized as Level 3 at year end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

70	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments September 30, 2016	BlackRock Low Duration Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACAS CLO Ltd., Series 2012-1AR, Class A1R, 2.11%, 9/20/23 (a)(b)	USD	23,753	$23,752,878
Aircraft Lease Securitisation Ltd., Series 2007-1A, Class G3, 0.76%, 5/10/32 (a)(b)		396	393,128
ALM VII Ltd., Series 2012-7A, Class A1, 2.11%, 10/19/24 (a)(b)		6,000	6,000,043
AmeriCredit Automobile Receivables, Series 2016-3, Class A3, 1.46%, 5/08/21		23,030	23,058,419
AMMC CLO XII Ltd., Series 2013-12A, Class B, 2.71%, 5/10/25 (a)(b)		5,000	4,962,373
AMMC CLO XIII Ltd., Series 2013-13A, Class A1L, 2.16%, 1/26/26 (a)(b)		4,000	4,001,200
Anchorage Capital CLO Ltd., Series 2013-1A, Class A1, 1.86%, 7/13/25 (a)(b)		7,000	6,970,600
APOLLO Trust, Series 2009-1, Class A3, 3.31%, 6/03/17 (b)	AUD	2,702	2,073,885
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, 2.20%, 9/15/26 (a)(b)	USD	8,830	8,830,000
ARES IIIR/IVR CLO Ltd., Series 2007-3RA, Class A2, 0.90%, 4/16/21 (a)(b)		5,091	5,050,031
Ares XXVII CLO Ltd., Series 2013-2A, Class Al, 1.99%, 7/28/25 (a)(b)		8,000	8,004,000
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A1L, 2.32%, 2/17/26 (a)(b)		10,000	10,000,000
Atrium CDO Corp.:
Series 5A, Class A4, 1.20%, 7/20/20 (a)(b)		6,010	5,917,774
Series 7AR, Class AR, 1.92%, 11/16/22 (a)(b)		4,252	4,248,745
AUTO ABS FCT Compartiment, Series 2013-2, Class A, 0.48%, 1/27/23 (b)	EUR	2,596	2,920,348
B2R Mortgage Trust, Series 2015-1, Class A1, 2.52%, 5/15/48 (a)	USD	12,244	12,248,947
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A1, 1.88%, 7/15/24 (a)(b)		17,650	17,567,432
BlueMountain CLO Ltd.:
Series 2012-1A, Class A, 2.02%, 7/20/23 (a)(b)		10,700	10,701,905
Series 2012-2A, Class A1, 2.23%, 11/20/24 (a)(b)		7,000	7,003,500
Series 2013-1A, Class A1, 2.02%, 5/15/25 (a)(b)		3,000	2,988,437
Series 2013-3A, Class A, 2.15%, 10/29/25 (a)(b)		12,500	12,482,145
Series 2013-4A, Class A, 2.18%, 4/15/25 (a)(b)		6,500	6,500,000
Capital One Multi-Asset Execution Trust, Series 2015-A2, Class A2, 2.08%, 3/15/23		20,000	20,474,296
Carlyle Global Market Strategies CLO Ltd., Series 2012-2A, Class B1R, 2.80%, 7/20/23 (a)(b)		5,500	5,499,865
CarMax Auto Owner Trust:
Series 2014-4, Class C, 2.44%, 11/16/20		3,500	3,551,648
Series 2016-2, Class A3, 1.52%, 2/16/21		12,810	12,890,561
Chase Issuance Trust, Series 2016-A2, Class A, 1.37%, 6/15/21		40,610	40,728,825
Chesapeake Funding II LLC, Series 2016-2A, Class A1, 1.88%, 6/15/28 (a)		34,640	34,769,858
CIFC Funding Ltd.:
Series 2012-2A, Class A1R, 2.19%, 12/05/24 (a)(b)		20,250	20,249,800
Series 2012-3A, Class A1L, 2.13%, 1/29/25 (a)(b)		10,000	10,004,962
Citigroup Commercial Mortgage Trust, Series 2010-RR3, Class MLSR, 5.81%, 6/14/50 (a)(b)		8,496	8,569,722

Asset-Backed Securities		Par (000)	Value
CNH Equipment Trust, Series 2016-B, Class A3, 1.63%, 8/15/21	USD	17,920	$18,056,106
Colony American Homes, Series 2015-1A, Class A, 1.71%, 7/17/32 (a)(b)		14,447	14,473,751
Conseco Financial Corp., Series 1993-4, Class A5, 7.05%, 1/15/19		11	10,771
Cornerstone CLO Ltd., Series 2007-1A, Class A1S, 0.90%, 7/15/21 (a)(b)		232	232,364
Credit Acceptance Auto Loan Trust:
Series 2013-2A, Class B, 2.26%, 10/15/21 (a)		3,029	3,029,716
Series 2015-1A, Class A, 2.00%, 7/15/22 (a)		21,055	21,104,515
Series 2016-2A, Class A, 2.42%, 11/15/23 (a)		37,760	37,961,484
Crusade ABS Trust, Series 2012-1, Class A, 2.62%, 7/12/23 (b)	AUD	2,141	1,639,686
Drive Auto Receivables Trust, Series 2015-AA, Class B, 2.28%, 6/17/19 (a)	USD	13,261	13,284,745
Dryden XXV Senior Loan Fund, Series 2012-25A, Class A, 2.06%, 1/15/25 (a)(b)		9,700	9,701,688
Enterprise Fleet Financing LLC:
Series 2016-2 Class A2, 1.74%, 2/22/22 (a)		23,480	23,507,624
Series 2016-2, Class A3, 2.04%, 2/22/22 (a)		13,010	13,034,117
Flatiron CLO Ltd., Series 2011-1A, Class A, 2.23%, 1/15/23 (a)(b)		3,593	3,593,381
Ford Credit Auto Owner Trust, Series 2016-B, Class A3, 1.33%, 10/15/20		30,334	30,423,940
Fraser Sullivan CLO VII Ltd.:
Series 2012-7A, Class A2R, 2.50%, 4/20/23 (a)(b)		8,250	8,249,082
Series 2012-7A, Class BR, 3.20%, 4/20/23 (a)(b)		6,800	6,799,532
Series 2012-7A, Class CR, 4.15%, 4/20/23 (a)(b)		2,100	2,103,184
GoldenTree Loan Opportunities VII Ltd., Series 2013-7A, Class A, 1.86%, 4/25/25 (a)(b)		5,000	4,979,182
Heller Financial, Series 1998-1, Class A, 2.90%, 7/15/24 (a)(b)		164	95,335
Honda Auto Receivables Owner Trust, Series 2016-2, Class A3, 1.39%, 4/15/20		25,430	25,540,430
Hyundai Floorplan Master Owner Trust, Series 2016-1A, Class A2, 1.82%, 3/15/21 (a)		1,940	1,954,124
IFC SBA Loan-Backed Adjustable Rate Certificate, Series 1997-1, Class A, 1.50%, 1/15/24 (a)(b)		72	69,856
LCM XII LP, Series 12A, Class AR, 1.89%, 10/19/22 (a)(b)		29,750	29,700,666
LCM XIV LP, Series 14A, Class A, 1.83%, 7/15/25 (a)(b)		2,100	2,092,559
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/01/27 (a)		14,475	14,399,559
Madison Park Funding VIII Ltd.:
Series 2012-8A, Class CR, 3.50%, 4/22/22 (a)(b)		1,900	1,900,140
Series 2012-8AR, Class DR, 4.55%, 4/22/22 (a)(b)		1,000	999,788
Madison Park Funding X Ltd.:
Series 2012-10A, Class A2, 2.10%, 1/20/25 (a)(b)		5,085	5,061,779
Series 2012-10A, Class B1, 3.05%, 1/20/25 (a)(b)		8,500	8,517,000
Madison Park Funding XIV Ltd., Series 2014-14A, Class D, 4.30%, 7/20/26 (a)(b)		1,750	1,718,817

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	71

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Asset-Backed Securities		Par (000)	Value
Mercedes-Benz Master Owner Trust, Series 2016-BA, Class A, 1.22%, 5/17/21 (a)(b)	USD	25,457	$25,594,727
Navient Private Education Loan Trust, Series 2014-CTA, Class A, 1.22%, 9/16/24 (a)(b)		1,705	1,701,623
Neuberger Berman CLO XIII Ltd., Series 2012-13A, Class B, 3.01%, 1/23/24 (a)(b)		8,600	8,599,356
Neuberger Berman CLO XVI Ltd., Series 2014-16A, Class A1R, 2.11%, 4/15/26 (a)(b)		3,050	3,050,000
NextGear Floorplan Master Owner Trust:
Series 2014-1A, Class A, 1.92%, 10/15/19 (a)		25,820	25,750,454
Series 2014-1A, Class B, 2.61%, 10/15/19 (a)		3,285	3,269,427
Nissan Auto Receivables Owner Trust, Series 2016-B, Class A3, 1.32%, 1/15/21		34,630	34,768,510
Nissan Master Owner Trust Receivables, Series 2016-A, Class A2, 1.54%, 6/15/21		21,120	21,049,932
Octagon Investment Partners XVII Ltd., Series 2013-1A, Class A2R, 2.31%, 10/25/25 (a)(b)		42,500	42,500,000
OHA Credit Partners VII Ltd., Series 2012-7A, Class A, 2.23%, 11/20/23 (a)(b)		5,550	5,549,907
OHA Park Avenue CLO I Ltd., Series 2007-1A, Class A1B, 1.09%, 3/14/22 (a)(b)		4,835	4,778,287
OneMain Financial Issuance Trust:
Series 2014-1A, Class A, 2.43%, 6/18/24 (a)		11,949	11,958,712
Series 2014-2A, Class A, 2.47%, 9/18/24 (a)		21,094	21,141,240
OZLM Funding III Ltd., Series 2013-3A, Class A1, 2.03%, 1/22/25 (a)(b)		18,770	18,768,861
Palmer Square CLO Ltd., Series 2014-1A, Class A1, 1.95%, 10/17/22 (a)(b)		13,841	13,841,152
PFS Financing Corp.:
Series 2014-AA, Class B, 1.47%, 2/15/19 (a)(b)		4,400	4,385,005
Series 2015-AA, Class A, 1.14%, 4/15/20 (a)(b)		10,015	9,937,297
Race Point VIII CLO Ltd., Series 2013-8A, Class A, 2.06%, 2/20/25 (a)(b)		3,150	3,149,663
Santander Drive Auto Receivables Trust:
Series 2012-5, Class C, 2.70%, 8/15/18 Series 2012-6, Class C, 1.94%, 3/15/18		422	422,471
		63	62,829
Series 2013-A, Class C, 3.12%, 10/15/19 (a)		12,567	12,674,603
Series 2014-2, Class C, 2.33%, 11/15/19		4,602	4,634,426
Series 2014-4, Class C, 2.60%, 11/16/20		10,065	10,175,862
Series 2016-2, Class A3, 1.56%, 5/15/20		9,050	9,015,051
Sheridan Square CLO Ltd., Series 2013-1A, Class A1, 1.73%, 4/15/25 (a)(b)		3,300	3,272,805
Silver Bay Realty Trust, Series 2014-1, Class A, 1.53%, 9/17/31 (a)(b)		10,995	10,923,920
SLC Private Student Loan Trust, Series 2006-A, Class A5, 0.85%, 7/15/36 (b)		1,151	1,148,934
SLM Private Credit Student Loan Trust:
Series 2003-B, Class A2, 1.05%, 3/15/22 (b)		1,428	1,415,225
Series 2004-A, Class A3, 1.25%, 6/15/33 (b)		3,076	2,903,954
Series 2004-B, Class A2, 1.05%, 6/15/21 (b)		938	935,603

Asset-Backed Securities		Par (000)	Value
Series 2004-B, Class A3, 1.18%, 3/15/24 (b)	USD	6,000	$5,663,917
Series 2005-B, Class A2, 1.03%, 3/15/23 (b)		1,411	1,407,242
SLM Private Education Loan Trust:
Series 2011-A, Class A3, 3.02%, 1/15/43 (a)(b)		6,258	6,409,177
Series 2011-C, Class A2B, 4.54%, 10/17/44 (a)		7,243	7,612,381
Series 2012-A, Class A2, 3.83%, 1/17/45 (a)		5,445	5,635,631
Series 2012-B, Class A2, 3.48%, 10/15/30 (a)		5,606	5,719,441
Series 2013-B, Class A2A, 1.85%, 6/17/30 (a)		3,500	3,497,817
Series 2013-C, Class A1, 1.37%, 2/15/22 (a)(b)		3,001	3,004,642
Series 2014-A, Class A2B, 1.67%, 1/15/26 (a)(b)		2,500	2,516,174
SLM Student Loan Trust:
Series 2003-11, Class A6, 1.60%, 12/15/25 (a)(b)		11,900	11,586,629
Series 2013-4, Class A, 1.07%, 6/25/27 (b)		9,873	9,530,692
SMB Private Education Loan Trust:
Series 2016-A, Class A2A, 2.70%, 5/15/31 (a)		8,480	8,641,929
Series 2016-B, Class A2A, 2.43%, 2/17/32 (a)		6,925	6,940,982
SoFi Professional Loan Program LLC:
Series 2015-A, Class A1, 1.73%, 3/25/33 (a)(b)		12,732	12,795,830
Series 2015-D, Class A2, 2.72%, 10/27/36 (a)		16,875	17,281,337
Series 2016-C, Class A2B, 2.36%, 12/27/32 (a)		3,820	3,856,080
Series 2016-D, Class A2A, 1.53%, 4/25/33 (a)		10,800	10,799,446
Series 2016-D, Class A2B, 2.34%, 4/25/33 (a)		3,440	3,439,510
Soundview Home Loan Trust, Series 2003-2, Class A2, 1.83%, 11/25/33 (b)		723	716,013
Springleaf Funding Trust, Series 2015-AA, Class A, 3.16%, 11/15/24 (a)		10,000	10,124,927
SWAY Residential Trust, Series 2014-1, Class A, 1.83%, 1/17/32 (a)(b)		12,652	12,668,195
Symphony CLO IX LP, Series 2012-9A, Class B, 3.18%, 4/16/22 (a)(b)		1,000	1,001,231
Symphony CLO XI Ltd., Series 2013-11A, Class A, 1.98%, 1/17/25 (a)(b)		6,110	6,109,658
Synchrony Credit Card Master Note Trust:
Series 2015-2, Class A, 1.60%, 4/15/21		8,325	8,363,042
Series 2016-2, Class A, 2.21%, 5/15/24		56,040	57,147,479
Series 2016-3, Class A, 1.58%, 9/15/22		17,720	17,718,038
Toyota Auto Receivables Owner Trust:
Series 2016-B, Class A3, 1.30%, 4/15/20		12,080	12,098,484
Series 2016-B, Class A4, 1.52%, 8/16/21		13,190	13,256,289
Tryon Park CLO Ltd., Series 2013-1A, Class A1, 1.80%, 7/15/25 (a)(b)		5,070	5,043,175
Voya CLO Ltd.:
Series 2012-1A, Class A2R, 2.51%, 3/14/22 (a)(b)		5,000	5,000,134

See Notes to Financial Statements.

72	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Asset-Backed Securities		Par (000)	Value
Series 2012-1RA, Class A1R, 2.06%, 3/14/22 (a)(b)	USD	14,105	$14,105,350
Series 2013-1A, Class A1, 1.82%, 4/15/24 (a)(b)		2,500	2,484,409
Series 2013-3A, Class A1, 2.13%, 1/18/26 (a)(b)		25,000	24,984,493
Series 2013-3A, Class A2, 2.48%, 1/18/26 (a)(b)		5,000	4,954,821
Wheels SPV 2 LLC, Series 2016-1A, Class A2, 1.59%, 5/20/25 (a)		3,840	3,851,908
World Financial Network Credit Card Master Trust, Series 2016-A, Class A, 2.03%, 4/15/25		27,060	27,244,130
Total Asset-Backed Securities — 24.9%			1,317,240,717

Capital Trusts
Diversified Financial Services — 0.0%
Banco Nacional de Comercio Exterior SNC, 3.80%, 8/11/26 (a)(b)		1,469	1,426,326

Corporate Bonds
Air Freight & Logistics — 0.0%
Federal Express Corp. Pass-Through Trust, Series 2012, 2.63%, 1/15/18 (a)		1,130	1,133,480
Airlines — 1.0%
American Airlines Pass-Through Trust, Series 2013-2, Class B, 5.60%, 7/15/20 (a)		6,703	7,013,007
Continental Airlines Pass-Through Trust:
Series 2000-1, Class B, 8.39%, 11/01/20		139	143,834
Series 2003-ERJ1, Class RJO3, 7.88%, 7/02/18		102	105,978
Series 2009-2, Class B, 9.25%, 5/10/17		7,465	7,782,339
Delta Air Lines Pass-Through Trust, Series 2012-1, Class B, 6.88%, 5/07/19 (a)		3,236	3,495,181
Northwest Airlines Pass-Through Trust, Series 2002-1, Class G-2, 6.26%, 11/20/21		999	1,082,196
U.S. Airways Pass-Through Trust:
Series 2011-1, Class B, 9.75%, 10/22/18		10,364	11,607,836
Series 2012-1, Class B, 8.00%, 10/01/19		5,165	5,719,812
Series 2012-2, Class C , 5.45%, 6/03/18		1,500	1,537,500
Virgin Australia Trust:
Series 2013-1A, 5.00%, 10/23/23 (a)		5,930	6,151,865
Series 2013-1B, 6.00%, 10/23/20 (a)		9,530	9,672,809

			54,312,357
Auto Components — 0.3%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.:
3.50%, 3/15/17		5,500	5,506,600
4.88%, 3/15/19		7,040	7,075,200

			12,581,800
Automobiles — 0.3%
Ford Motor Credit Co. LLC, 1.90%, 8/12/19		3,450	3,445,018
Volkswagen Group of America Finance LLC, 1.65%, 5/22/18 (a)		10,980	10,945,051

			14,390,069

Corporate Bonds		Par (000)	Value
Banks — 8.4%
Bank of America Corp.:
Series L, 2.60%, 1/15/19	USD	42,700	$43,533,376
Series L, 2.65%, 4/01/19		41,150	42,049,580
Bank of Montreal, 1.90%, 8/27/21		5,495	5,466,300
Bank of Nova Scotia:
1.95%, 1/30/17 (a)		65,000	65,212,550
1.88%, 4/26/21		27,330	27,518,304
CIT Group, Inc., 5.25%, 3/15/18		15,000	15,637,500
Citigroup, Inc., 2.26%, 9/01/23 (b)		13,120	13,182,792
Citizens Bank N.A.:
2.30%, 12/03/18		6,790	6,868,452
2.55%, 5/13/21		1,915	1,949,087
Fifth Third Bank, 1.63%, 9/27/19		9,255	9,249,734
HSBC Holdings PLC, 2.65%, 1/05/22		7,645	7,618,984
International Bank For Reconstruction & Development, 0.88%, 8/15/19		59,255	58,950,311
JPMorgan Chase & Co.:
2.40%, 6/07/21		31,415	31,769,612
2.30%, 8/15/21		3,375	3,382,341
Royal Bank of Canada:
1.20%, 9/19/17		43,370	43,351,351
2.20%, 9/23/19		4,510	4,598,590
2.10%, 10/14/20		19,225	19,545,673
Santander UK Group Holdings PLC, 2.88%, 8/05/21		3,000	2,998,779
Westpac Banking Corp.:
1.38%, 5/30/18 (a)		35,000	35,026,740
1.60%, 8/19/19		8,000	8,000,352

			445,910,408
Beverages — 0.3%
Anheuser-Busch InBev Finance, Inc., 2.65%, 2/01/21		13,550	13,982,191
Constellation Brands, Inc., 7.25%, 5/15/17		1,214	1,254,973

			15,237,164
Biotechnology — 0.2%
AbbVie, Inc.:
2.50%, 5/14/20		3,800	3,874,001
2.30%, 5/14/21		3,785	3,817,873

			7,691,874
Capital Markets — 1.5%
Goldman Sachs Group, Inc.:
2.90%, 7/19/18		19,661	20,126,808
2.60%, 4/23/20		1,120	1,138,320
2.75%, 9/15/20		12,000	12,291,912
Morgan Stanley:
2.45%, 2/01/19		7,000	7,126,133
2.38%, 7/23/19		30,337	30,864,469
2.50%, 4/21/21		4,585	4,642,326
UBS Group Funding Jersey Ltd., 2.65%, 2/01/22 (a)		3,100	3,094,231

			79,284,199
Chemicals — 0.1%
Air Liquide Finance SA, 1.75%, 9/27/21 (a)		4,085	4,079,020
Commercial Services & Supplies — 0.0%
Aviation Capital Group Corp., 4.63%, 1/31/18 (a)		1,000	1,036,250
Communications Equipment — 0.2%
CommScope, Inc., 4.38%, 6/15/20 (a)		1,925	1,982,750
Harris Corp., 2.00%, 4/27/18		6,000	6,034,116

			8,016,866

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	73

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Corporate Bonds		Par (000)	Value
Construction Materials — 0.0%
Cemex Finance LLC, 9.38%, 10/12/22 (a)	USD	200	$219,250
Consumer Finance — 3.4%
Ally Financial, Inc.:
5.50%, 2/15/17		15,000	15,187,500
6.25%, 12/01/17		3,254	3,384,160
3.25%, 2/13/18		7,000	7,070,000
Capital One N.A., 2.35%, 8/17/18		40,050	40,537,409
Ford Motor Credit Co. LLC:
1.72%, 12/06/17		47,000	47,044,180
2.94%, 1/08/19		4,000	4,096,776
2.02%, 5/03/19		2,995	3,000,843
General Motors Financial Co., Inc.:
3.00%, 9/25/17		5,000	5,063,855
3.25%, 5/15/18		1,450	1,475,633
3.10%, 1/15/19		15,690	15,993,256
2.40%, 5/09/19		2,525	2,539,236
3.70%, 11/24/20		4,750	4,943,002
3.20%, 7/06/21		3,240	3,279,790
Navient Corp., 5.00%, 6/15/18		7,000	7,000,000
Nissan Motor Acceptance Corp., 2.00%, 3/08/19 (a)		7,210	7,275,971
Synchrony Financial:
1.88%, 8/15/17		6,700	6,713,460
2.60%, 1/15/19		6,785	6,864,921

			181,469,992
Diversified Financial Services — 0.9%
BP Capital Markets PLC, 2.52%, 1/15/20		2,300	2,362,295
CNH Industrial Capital LLC, 6.25%, 11/01/16		7,500	7,522,500
Hyundai Capital America, 2.40%, 10/30/18 (a)		4,395	4,456,047
Shell International Finance BV, 4.38%, 3/25/20		6,225	6,794,351
Voya Financial, Inc., 2.90%, 2/15/18		20,183	20,561,855
WEA Finance LLC/Westfield UK & Europe Finance PLC, 1.75%, 9/15/17 (a)		7,665	7,678,881

			49,375,929
Diversified Telecommunication Services — 0.4%
AT&T Inc., 2.45%, 6/30/20		6,370	6,487,686
Frontier Communications Corp., 8.88%, 9/15/20		4,550	4,908,313
Verizon Communications, Inc., 4.50%, 9/15/20		7,530	8,263,181

			19,659,180
Electric Utilities — 0.4%
Emera U.S. Finance LP, 2.15%, 6/15/19 (a)		4,965	5,019,307
Generacion Mediterranea SA/Generacion Frias SA/Central Termica Roca SA, 9.63%, 7/27/23 (a)		461	480,593
Kentucky Power Co., 6.00%, 9/15/17 (a)		1,000	1,041,763
Southern Co., 1.85%, 7/01/19		16,255	16,382,829

			22,924,492
Equity Real Estate Investment Trusts (REITs) — 0.5%
HCP, Inc.:
5.63%, 5/01/17		7,320	7,491,830
6.70%, 1/30/18		5,440	5,803,909
Nationwide Health Properties, Inc., 6.59%, 7/07/38		1,400	1,724,027
Ventas Realty LP/Ventas Capital Corp., 2.00%, 2/15/18		11,890	11,961,435

			26,981,201
Food & Staples Retailing — 0.3%
CVS Health Corp., 2.13%, 6/01/21		12,980	13,111,747

Corporate Bonds		Par (000)	Value
Food & Staples Retailing (continued)
Walgreens Boots Alliance, Inc., 2.60%, 6/01/21	USD	2,680	$2,742,629

			15,854,376
Food Products — 0.0%
Arcor SAIC, 6.00%, 7/06/23 (a)		318	338,670
Marfrig Holdings Europe BV, 8.00%, 6/08/23 (a)		630	645,435
Minerva Luxembourg SA, 6.50%, 9/20/26 (a)		442	434,265

			1,418,370
Health Care Equipment & Supplies — 0.4%
St. Jude Medical, Inc., 2.00%, 9/15/18		12,275	12,404,145
Stryker Corp., 2.00%, 3/08/19		4,710	4,769,214
Zimmer Biomet Holdings, Inc., 2.00%, 4/01/18		3,930	3,956,264

			21,129,623
Health Care Providers & Services — 0.2%
Aetna, Inc., 1.90%, 6/07/19		11,650	11,756,900
Hotels, Restaurants & Leisure — 0.3%
Carnival Corp., 3.95%, 10/15/20		4,525	4,891,439
Unique Pub Finance Co. PLC:
Series A3, 6.54%, 3/30/21	GBP	3,479	4,847,145
Series M, 7.40%, 3/28/24		4,920	6,431,547

			16,170,131
Household Durables — 0.2%
D.R. Horton, Inc.:
4.75%, 5/15/17	USD	1,980	2,017,125
3.75%, 3/01/19		2,135	2,223,069
Lennar Corp., 4.75%, 12/15/17		4,332	4,440,300
Toll Brothers Finance Corp., 8.91%, 10/15/17		1,710	1,829,700

			10,510,194
Household Products — 0.0%
Avon International Operations, Inc., 7.88%, 8/15/22 (a)		1,345	1,388,713
Independent Power and Renewable Electricity Producers — 0.0%
AES Gener SA, 5.00%, 7/14/25 (a)		690	715,490
AES Panama SRL, 6.00%, 6/25/22 (a)		265	277,587

			993,077
Insurance — 1.0%
American International Group, Inc.:
5.85%, 1/16/18		7,010	7,395,522
6.40%, 12/15/20		1,965	2,304,562
3.30%, 3/01/21		20,887	21,914,619
AXIS Specialty Finance PLC, 2.65%, 4/01/19		13,545	13,689,742
Genworth Holdings, Inc.:
6.52%, 5/22/18		5,750	5,865,000
7.70%, 6/15/20		3,033	3,010,253

			54,179,698
IT Services — 0.5%
Hewlett Packard Enterprise Co., 2.85%, 10/05/18 (a)		26,353	26,850,624
Machinery — 0.2%
Case New Holland Industrial, Inc., 7.88%, 12/01/17		8,240	8,755,000
Media — 1.2%
Cablevision Systems Corp., 8.63%, 9/15/17		1,973	2,066,717
Charter Communications Operating LLC/Charter Communications Operating Capital, 3.58%, 7/23/20 (a)		10,158	10,617,121

See Notes to Financial Statements.

74	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Corporate Bonds		Par (000)	Value
Media (continued)
DISH DBS Corp.:
4.63%, 7/15/17	USD	1,820	$1,851,850
4.25%, 4/01/18		5,000	5,137,500
Interpublic Group of Cos., Inc., 2.25%, 11/15/17		13,816	13,875,616
Sky PLC:
6.10%, 2/15/18 (a)		9,277	9,790,334
2.63%, 9/16/19 (a)		20,595	20,940,666
Viacom, Inc., 2.75%, 12/15/19		1,150	1,168,130

			65,447,934
Oil, Gas & Consumable Fuels — 0.5%
Anadarko Petroleum Corp., 4.85%, 3/15/21		1,045	1,121,826
ConocoPhillips, 6.00%, 1/15/20		3,740	4,217,467
Energy Transfer Partners LP, 4.15%, 10/01/20		775	810,592
Enterprise Products Operating LLC, 1.65%, 5/07/18		2,100	2,100,762
GNL Quintero SA:
4.63%, 7/31/29 (a)		683	717,150
4.63%, 7/31/29		253	265,650
Kinder Morgan Energy Partners LP, 6.50%, 4/01/20		2,725	3,059,311
Kinder Morgan, Inc., 3.05%, 12/01/19		2,420	2,472,904
Pioneer Natural Resources Co., 3.45%, 1/15/21		670	696,708
Sabine Pass LNG LP, 7.50%, 11/30/16		7,740	7,798,050
TransCanada PipeLines Ltd., 6.50%, 8/15/18		4,415	4,800,624

			28,061,044
Paper & Forest Products — 0.0%
Fibria Overseas Finance Ltd., 5.25%, 5/12/24		516	536,640
Suzano Austria GmbH, 5.75%, 7/14/26 (a)		635	639,826
Suzano Trading Ltd., 5.88%, 1/23/21 (a)		315	329,175

			1,505,641
Pharmaceuticals — 1.6%
Actavis Funding SCS:
2.35%, 3/12/18		7,000	7,072,177
2.45%, 6/15/19		1,650	1,687,341
Forest Laboratories LLC, 4.38%, 2/01/19 (a)		25,000	26,335,550
Perrigo Co. PLC, 2.30%, 11/08/18		7,306	7,331,067
Shire Acquisitions Investments Ireland DAC:
1.90%, 9/23/19		17,970	17,960,781
2.40%, 9/23/21		13,620	13,637,148
Teva Pharmaceutical Finance Netherlands III BV, 1.70%, 7/19/19		10,495	10,471,250

			84,495,314
Professional Services — 0.0%
Equifax, Inc., 2.30%, 6/01/21		1,100	1,111,481
Road & Rail — 0.9%
ERAC USA Finance LLC, 6.38%, 10/15/17 (a)		6,000	6,287,394
Kansas City Southern, 1.44%, 10/28/16 (b)		14,000	13,999,776
Penske Truck Leasing Co. LP/PTL Finance Corp.:
3.75%, 5/11/17 (a)		1,460	1,479,920
3.38%, 3/15/18 (a)		5,000	5,125,180
2.88%, 7/17/18 (a)		16,908	17,235,237
3.05%, 1/09/20 (a)		5,346	5,496,966

			49,624,473
Semiconductors & Semiconductor Equipment — 0.7%
Lam Research Corp.:
2.75%, 3/15/20		7,863	8,046,884
2.80%, 6/15/21		1,820	1,868,081
Maxim Integrated Products, Inc., 2.50%, 11/15/18		18,000	18,274,590
NVIDIA Corp., 2.20%, 9/16/21		5,645	5,662,189

Corporate Bonds		Par (000)	Value
Semiconductors & Semiconductor Equipment (continued)
NXP BV/NXP Funding LLC, 3.75%, 6/01/18 (a)	USD	2,167	$2,229,301

			36,081,045
Software — 0.4%
Oracle Corp., 1.90%, 9/15/21		23,080	23,138,554
Specialty Retail — 0.3%
QVC, Inc., 3.13%, 4/01/19		12,530	12,847,372
Trading Companies & Distributors — 1.1%
Air Lease Corp.:
2.13%, 1/15/18		21,140	21,245,700
2.63%, 9/04/18		8,975	9,056,547
3.38%, 1/15/19		3,500	3,594,920
Aircastle Ltd., 6.75%, 4/15/17		16,732	17,066,640
International Lease Finance Corp., 7.13%, 9/01/18 (a)		3,680	4,015,800

			54,979,607
Wireless Telecommunication Services — 0.3%
Sprint Communications, Inc., 9.00%, 11/15/18 (a)		12,715	14,034,181
T-Mobile USA, Inc., 6.63%, 4/28/21		1,410	1,484,025

			15,518,206
Total Corporate Bonds — 28.0%			1,486,120,908

Floating Rate Loan Interests (b)
Hotels, Restaurants & Leisure — 0.1%
Caesars Entertainment Resort Properties LLC, Term B Loan, 7.00%, 10/11/20		4,974	4,958,904

Foreign Agency Obligations
Argentina — 0.1%
Petrobras Argentina SA, 7.38%, 7/21/23 (a)		595	614,337
YPF SA:
8.50%, 3/23/21		533	594,828
8.75%, 4/04/24 (a)		1,512	1,683,763
8.50%, 7/28/25 (a)		1,039	1,139,990

			4,032,918
Austria — 0.6%
Oesterreichische Kontrollbank AG, 1.13%, 4/26/19		31,168	31,141,383
Brazil — 0.2%
Petrobras Global Finance BV:
2.82%, 1/15/19 (b)		838	821,240
3.00%, 1/15/19		1,142	1,119,160
5.75%, 1/20/20		1,818	1,873,449
5.38%, 1/27/21		3,668	3,627,652
8.38%, 5/23/21		2,708	2,958,490
6.25%, 12/14/26	GBP	476	572,697
6.85%, 6/05/2115	USD	881	745,326

			11,718,014
Canada — 0.3%
Export Development Canada, 0.88%, 8/27/18 (a)		13,545	13,520,768

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	75

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Foreign Agency Obligations		Par (000)	Value
Germany — 0.7%
KFW:
1.88%, 6/30/20	USD	16,470	$16,815,129
1.88%, 11/30/20		20,080	20,531,880

			37,347,009
Mexico — 0.1%
Petroleos Mexicanos:
3.50%, 7/18/18		5,047	5,163,081
4.63%, 9/21/23 (a)		938	939,313

			6,102,394
Netherlands — 0.6%
Bank Nederlandse Gemeenten NV, 1.13%, 5/25/18 (a)		30,432	30,477,648
Panama — 0.0%
Aeropuerto Internacional de Tocumen SA, 5.63%, 5/18/36 (a)		462	487,410
Russia — 0.0%
Gazprom OAO Via Gaz Capital SA, 4.95%, 7/19/22 (a)		430	449,135
Total Foreign Agency Obligations — 2.6%			135,276,679

Foreign Government Obligations
Argentina — 0.3%
Republic of Argentina:
6.25%, 4/22/19 (a)		11,124	11,797,002
7.82%, 12/31/33	EUR	2,250	2,824,449
7.82%, 12/31/33		1,102	1,368,862

			15,990,313
Brazil — 0.1%
Federative Republic of Brazil:
4.88%, 1/22/21	USD	862	920,185
2.88%, 4/01/21	EUR	776	887,851
7.13%, 1/20/37	USD	1,295	1,521,625
5.00%, 1/27/45		530	480,975

			3,810,636
Cyprus — 0.4%
Republic of Cyprus:
4.75%, 6/25/19	EUR	9,815	11,867,000
4.63%, 2/03/20		8,454	10,242,731

			22,109,731
Egypt — 0.0%
Arab Republic of Egypt, 5.88%, 6/11/25	USD	810	769,759
Mexico — 0.0%
United Mexican States Inflation Linked Bond, 3.50%, 12/14/17	MXN	1,965	566,340

Foreign Government Obligations		Par (000)	Value
Turkey — 0.3%
Republic of Turkey:
6.75%, 4/03/18	USD	3,726	$3,938,419
7.00%, 3/11/19		1,871	2,027,229
8.50%, 7/10/19	TRY	4,165	1,381,425
7.50%, 11/07/19	USD	2,325	2,585,865
10.50%, 1/15/20	TRY	6,249	2,185,380
5.63%, 3/30/21	USD	1,005	1,070,325

			13,188,643
Total Foreign Government Obligations — 1.1%			56,435,422

Investment Companies — 1.1%		Shares
iShares Short Maturity Bond ETF (c)	1,180,000		59,224,200

Non-Agency Mortgage-Backed Securities		Par (000)
Collateralized Mortgage Obligations — 2.7%
Banc of America Mortgage Trust, Series 2003-J, Class 2A1, 3.04%, 11/25/33 (b)	USD	843	841,376
BCAP LLC Trust, Series 2010-RR2, Class 1A3, 3.03%, 6/26/45 (a)(b)		2,369	2,350,519
Bear Stearns Adjustable Rate Mortgage Trust:
Series 2004-5, Class 2A, 3.49%, 7/25/34 (b)		1,133	1,130,030
Series 2004-7, Class 4A, 3.27%, 10/25/34 (b)		154	152,739
Berica ABS SRL, Series 2012-2, Class A1, 0.00%, 11/30/51 (b)	EUR	1,236	1,387,721
BlackRock Capital Finance LP, Series 1997-R2, Class AP, 7.40%, 12/25/35 (a)(b)(c)	USD	39	37,997
Countrywide Home Loan Mortgage Pass-Through Trust:
Series 2004-29, Class 1A1, 1.07%, 2/25/35 (b)		659	619,585
Series 2005-17, Class 1A6, 5.50%, 9/25/35		1,754	1,745,889
Series 2005-HYB8, Class 2A1, 3.15%, 12/20/35 (b)		1,506	1,290,516
First Horizon Mortgage Pass-Through Trust, Series 2004-AR7, Class 1A1, 2.80%, 2/25/35 (b)		307	303,822
JP Morgan Mortgage Trust, Series 2016-2, Class A1, 2.69%, 6/25/46 (a)		23,828	24,239,867
Mill City Mortgage Loan Trust, Series 2016-1, Class A1, 2.50%, 4/25/57 (a)(b)		31,065	31,238,652
MortgageIT Trust, Series 2004-1, Class A1, 1.31%, 11/25/34 (b)		2,241	2,183,045
National RMBS Trust, Series 2012-2, Class A1, 2.95%, 6/20/44 (b)	AUD	2,024	1,544,034
New Residential Mortgage Loan Trust, Series 2016-3A, Class A1B, 3.25%, 9/25/56 (a)(b)	USD	5,429	5,584,812
Rochester Financing No.1 PLC, Series 1, Class A1, 1.97%, 7/16/46 (b)	GBP	3,633	4,715,877

See Notes to Financial Statements.

76	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Collateralized Mortgage Obligations (continued)
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2, 0.82%, 9/25/34 (b)	USD	1,446	$1,250,794
Structured Agency Credit Risk Debt Notes, Series 2016-HQA2, Class M1, 1.73%, 11/25/28 (b)		7,498	7,517,962
TORRENS Trust, Series 2013-1, Class A, 2.57%, 4/12/44 (b)	AUD	11,039	8,377,723
Towd Point Mortgage Trust:
Series 2016-3, Class A1, 2.25%, 8/25/55 (a)(b)	USD	19,155	19,146,385
Series 2016-4, Class A1, 2.25%, 7/25/56 (a)(b)		23,730	23,830,409
Walsh Acceptance, Series 1997-2, Class A, 2.53%, 3/01/27 (a)(b)		13	3,922

			139,493,676
Commercial Mortgage-Backed Securities — 10.4%
Banc of America Commercial Mortgage Trust:
Series 2007-2, Class AM, 5.80%, 4/10/49 (b)		4,150	4,221,165
Series 2007-5, Class AM, 5.77%, 2/10/51 (b)		6,719	6,888,462
Barclays Commercial Mortgage Trust, Series 2015-SLP, Class D, 3.72%, 2/15/28 (a)(b)		5,000	4,894,181
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW18, Class AMA, 6.09%, 6/11/50 (b)		5,000	5,168,797
Series 2014-PWR4, Class F, 6.15%, 6/11/41 (a)(b)		2,500	2,777,005
BXHTL Mortgage Trust, Series 2015-JWRZ, Class A, 1.74%, 5/15/29 (a)(b)		6,590	6,602,389
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, 1.91%, 12/15/27 (a)(b)		23,833	23,855,394
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class AMFX, 5.37%, 12/11/49 (b)		13,674	13,804,356
Citigroup/Deutsche Bank Mortgage Trust, Series 2007-CD5, Class AJ, 6.32%, 11/15/44 (b)		5,970	5,997,537
Commercial Mortgage Pass-Through Certificates:
Series 2012-9W57, Class A, 2.36%, 2/10/29 (a)		9,490	9,509,828
Series 2012-CR1, Class A3, 3.39%, 5/15/45		5,125	5,480,030
Series 2013-CR10, Class ASB, 3.80%, 8/10/46		3,300	3,557,626
Series 2013-CR12, Class A2, 2.90%, 10/10/46		19,170	19,615,332
Series 2014-FL5, Class B, 2.67%, 10/15/31 (a)(b)		5,800	5,735,592
Series 2014-PAT, Class A, 1.33%, 8/13/27 (a)(b)		14,450	14,368,378
Series 2015-CR23, Class A2, 2.85%, 5/10/48		16,620	17,247,741
Series 2015-LC21, Class A2, 2.98%, 7/10/48		32,500	33,927,861
Core Industrial Trust, Series 2015-CALW, Class A, 3.04%, 2/10/34 (a)		10,000	10,527,150
Credit Suisse Commercial Mortgage Trust:
Series 2007-C4, Class A1AM, 6.13%, 9/15/39 (b)		2,160	2,219,016
Series 2007-C5, Class AAB, 5.62%, 9/15/40 (b)		264	356,202
Series 2008-C1, Class A2, 6.27%, 2/15/41 (b)		706	707,869

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2015-DEAL, Class A, 1.83%, 4/15/29 (a)(b)	USD	2,000	$2,002,650
Deutsche Bank Re-REMIC Trust, Series 2011-C32, Class A3A, 5.89%, 6/17/49 (a)(b)		14,940	15,112,178
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFX, 3.23%, 12/15/34 (a)		10,000	10,395,219
GS Mortgage Securities Corp. Trust, Series 2012-ALOH, Class A, 3.55%, 4/10/34 (a)		5,000	5,401,525
GS Mortgage Securities Trust:
Series 2007-GG10, Class A1A, 5.99%, 8/10/45 (b)		17,301	17,598,130
Series 2007-GG10, Class A4, 5.99%, 8/10/45 (b)		4,350	4,415,555
Series 2013-GC13, Class AAB, 3.72%, 7/10/46 (b)		8,300	8,887,321
Series 2014-GSFL, Class D, 4.42%, 7/15/31 (a)(b)		6,575	6,382,139
Hilton USA Trust:
Series 2013-HLT, Class DFX, 4.41%, 11/05/30 (a)		2,716	2,716,598
Series 2013-HLT, Class EFX, 5.61%, 11/05/30 (a)(b)		14,610	14,632,552
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2007-LD11, Class ASB, 5.94%, 6/15/49 (b)		420	419,588
Series 2007-LDPX, Class A3, 5.42%, 1/15/49		1,313	1,323,229
Series 2008-C2, Class A4FL, 2.02%, 2/12/51 (b)		10,771	10,487,696
Series 2014-FL6, Class A, 1.91%, 11/15/31 (a)(b)		12,833	12,803,797
Series 2015-CSMO, Class A, 1.76%, 1/15/32 (a)(b)		32,260	32,233,040
LB Commercial Mortgage Trust, Series 2007-C3, Class AM, 6.11%, 7/15/44 (b)		4,045	4,134,106
LB-UBS Commercial Mortgage Trust:
Series 2007-C6, Class A4, 5.86%, 7/15/40 (b)		9,410	9,525,173
Series 2007-C7, Class AM, 6.37%, 9/15/45 (b)		17,500	18,258,116
London & Regional Debt Securitisation PLC, Series 2, Class A, 3.53%, 10/15/18 (b)	GBP	3,172	4,083,124
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A1A, 6.01%, 6/12/50 (b)	USD	6,801	6,916,147
ML-CFC Commercial Mortgage Trust, Series 2006-4, Class AM, 5.20%, 12/12/49		949	948,665
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C9, Class AAB, 2.66%, 5/15/46		6,000	6,223,064
Series 2014-C19, Class A2, 3.10%, 12/15/47		5,600	5,854,446
Morgan Stanley Capital I Trust:
Series 2007-HQ11, Class A4FL, 0.66%, 2/12/44 (b)		11,487	11,441,386
Series 2007-HQ12, Class AM, 5.90%, 4/12/49 (b)		2,200	2,206,966
Series 2007-HQ13, Class A3, 5.57%, 12/15/44		10,007	10,254,907
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		3,795	3,824,456
Series 2007-IQ16, Class A4, 5.81%, 12/12/49		7,361	7,568,868

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	77

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
Series 2012-C4, Class A4, 3.24%, 3/15/45	USD	4,655	$4,957,845
Resource Capital Corp. Ltd., Series 2014-CRE2, Class A, 1.58%, 4/15/32 (a)(b)		2,268	2,243,799
STRIPs Ltd., Series 2012-1A, Class A, 1.50%, 12/25/44 (a)		329	328,793
UBS Commercial Mortgage Trust, Series 2012-C1, Class A3, 3.40%, 5/10/45		4,548	4,851,125
UBS-Barclays Commercial Mortgage Trust, Series 2013-C6, Class ASB 2.79%, 4/10/46		8,000	8,281,428
Wachovia Bank Commercial Mortgage Trust:
Series 2006-C28, Class AJ, 5.63%, 10/15/48 (b)		1,110	1,106,726
Series 2007-C32, Class A1A, 5.89%, 6/15/49 (b)		10,836	11,013,270
Series 2007-C32, Class AMFL, 0.75%, 6/15/49 (a)(b)		13,164	12,668,242
Series 2007-C32, Class AMFX, 5.70%, 6/15/49 (a)		15,555	15,809,960
Series 2007-C33, Class AM, 6.16%, 2/15/51 (b)		5,540	5,654,132
Series 2007-C34, Class A1A, 5.61%, 5/15/46 (b)		16,673	17,075,898
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 1.86%, 6/15/29 (a)(b)		3,510	3,510,231
Wells Fargo Commercial Mortgage Trust, Series 2014-TISH, Class SCH1, 3.27%, 1/15/27 (a)(b)		3,500	3,385,113
WF-RBS Commercial Mortgage Trust:
Series 2011-C5, Class A4, 3.67%, 11/15/44		13,691	14,833,261
Series 2012-C6, Class A4, 3.44%, 4/15/45		1,970	2,111,592
Series 2014-C24, Class ASB, 3.32%, 11/15/47		10,315	10,970,987

			552,314,954
Interest Only Commercial Mortgage-Backed Securities — 1.2%
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class XA, 1.42%, 3/10/47 (b)		36,117	2,313,773
Commercial Mortgage Pass-Through Certificates:
Series 2014-CR15, Class XA, 1.45%, 2/10/47 (b)		60,890	3,067,782
Series 2015-CR22, Class XA, 1.16%, 3/10/48 (b)		61,052	3,511,656
Series 2015-CR23, Class XA, 1.15%, 5/10/48 (b)		40,873	2,342,432
Series 2015-LC21, Class XA, 1.02%, 7/10/48 (b)		130,317	6,206,907
Core Industrial Trust:
Series 2015-CALW, Class XA, 0.94%, 2/10/34 (a)(b)		157,420	6,164,079
Series 2015-TEXW, Class XA, 0.90%, 2/10/34 (a)(b)		100,000	3,740,510
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA, 1.98%, 1/15/49 (b)		13,285	1,592,128
JPMBB Commercial Mortgage Securities Trust, Series 2015-C28, Class XA, 1.34%, 10/15/48 (b)		66,487	4,247,806
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C23, Class A2, 2.98%, 7/15/50		25,100	26,145,904
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class XA, 1.79%, 5/10/63 (a)(b)		53,670	2,864,202

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
WaMu Commercial Mortgage Securities Trust, Series 2005-C1A, Class X, 1.44%, 5/25/36 (a)(b)	USD	627	$5,157
WF-RBS Commercial Mortgage Trust, Series 2012-C8, Class XA, 2.26%, 8/15/45 (a)(b)		27,051	2,093,799

			64,296,135
Total Non-Agency Mortgage-Backed Securities — 14.3%			756,104,765

U.S. Government Sponsored Agency Securities
Agency Obligations — 4.7%
Freddie Mac:
1.00%, 4/27/18		50,470	50,452,941
1.05%, 4/26/18-4/27/18		100,100	100,077,033
1.29%, 5/03/19		83,500	83,526,052
1.30%, 4/29/19		17,325	17,328,985

			251,385,011
Collateralized Mortgage Obligations — 2.6%
Fannie Mae:
Series 1997-20, Class FB, 0.95%, 3/25/27 (b)		226	223,893
Series 2002-T6, Class A1, 3.31%, 2/25/32		67	66,904
Series 2011-48, Class MG, 4.00%, 6/25/26 (d)		3,699	3,943,252
Series 2011-84, Class MG, 4.00%, 9/25/26 (d)		4,937	5,297,689
Series 2014-C02, Class 1M1, 1.48%, 5/25/24 (b)		3,212	3,216,006
Freddie Mac:
Series 1165, Class LD, 7.00%, 11/15/21		132	143,083
Series 2577, Class UC, 5.00%, 2/15/18		55	56,213
Series 3710, Class MG, 4.00%, 8/15/25 (d)		2,220	2,356,804
Series 3959, Class MA, 4.50%, 9/15/41-11/15/41		10,523	11,441,497
Series 4390, Class CA, 3.50%, 6/15/50		12,722	13,514,225
Series 4446, Class MA, 3.50%, 12/15/50		21,847	23,018,792
Series 4569, Class JA, 3.00%, 3/15/42		23,078	24,014,620
Series 4593, Class MP, 4.00%, 4/15/54		35,221	38,060,726
Ginnie Mae, Series 2013-131, Class PA, 3.50%, 6/16/42		11,025	11,522,735

			136,876,439
Commercial Mortgage-Backed Securities — 1.1%
Freddie Mac:
Series KJO5, Class A2, 2.16%, 10/25/21		11,543	11,771,457
Series KP03, Class A2, 1.78%, 7/25/19		43,750	44,152,732

			55,924,189

See Notes to Financial Statements.

78	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

U.S. Government Sponsored Agency Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Fannie Mae:
Series 2012-M9, Class X1, 4.20%, 12/25/17 (b)	USD	43,017	$1,233,587
Series 2013-M4, Class X1, 4.09%, 2/25/18 (b)		22,699	673,377
Series 2013-M5, Class X2, 2.42%, 1/25/22 (b)		29,128	2,387,710
Freddie Mac:
Series K044, Class X1, 0.88%, 1/25/25		54,877	2,813,807
Series K718, Class X1, 0.77%, 1/25/22 (b)		12,931	372,096
Series KW01, Class X1, 1.12%, 1/25/26 (b)		47,988	3,408,625
Ginnie Mae, Series 2012-120, Class IO, 0.88%, 2/16/53 (b)		34,120	1,965,036

			12,854,238
Mortgage-Backed Securities — 6.2%
Fannie Mae Mortgage-Backed Securities:
2.50%, 10/01/31 (e)		95,625	99,044,024
2.86%, 9/01/45 (b)		17,521	18,172,722
2.92%, 11/01/45 (b)		1,623	1,684,961
3.00%, 10/01/31 (e)		29,920	31,411,327
3.15%, 6/01/45 (b)		21,713	22,654,048
3.59%, 9/01/42 (b)		14,480	15,166,091
4.00%, 10/01/31 (e)		21,255	21,935,823
4.50%, 10/01/31 (e)		10,490	10,752,258
5.00%, 4/01/21		2	2,161
5.50%, 6/01/20-10/01/21		782	834,438
6.00%, 2/01/17		1	763
6.50%, 4/01/21		110	115,358
7.00%, 8/01/17-11/01/17		10	10,125
Freddie Mac Mortgage-Backed Securities:
2.92%, 10/01/45 (b)		8,469	8,770,213
3.00%, 10/01/31 (e)		50,215	52,744,385
3.50%, 10/01/31 (e)		43,215	45,640,066

			328,938,763
Total U.S. Government Sponsored Agency Securities — 14.8%			785,978,640

U.S. Treasury Obligations
U.S. Treasury Inflation Indexed Notes, 0.63%, 1/15/26		27,043	28,440,089
U.S. Treasury Notes:
0.88%, 10/15/17-9/15/19 (f)		317,450	317,884,792
0.75%, 10/31/17-7/15/19		345,105	344,695,038
1.00%, 12/15/17		30,000	30,106,650
Total U.S. Treasury Obligations — 13.6%			721,126,569
Total Long-Term Investments (Cost — $5,330,110,951) — 100.5%			5,323,893,130

Short-Term Securities		Par (000)	Value
Foreign Government Obligations — 1.0%
Government of Japan Treasury Bills, 0.23%, 11/21/16 (g)	JPY	5,260,000	$51,886,771

Money Market Funds — 0.5%		Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.20% (c)(h)		28,057,043	28,057,043

Repurchase Agreements — 1.5%		Par (000)
Mizuho Securities USA, Inc., 1.95%, 12/29/16 (Purchased on 9/30/16 to be repurchased at $80,012,971, collateralized by various Asset-Backed Securities, 0.00% to 5.35% due from 9/1/21 to 1/22/22, aggregate original par and fair value of $263,347,330 and $91,501,729, respectively) (i)	USD	80,000	80,000,000
Total Value of Mizuho Securities USA, Inc. (Collateral value of $91,501,729)			80,000,000
Total Short-Term Securities (Cost — $160,587,408) — 3.0%			159,943,814

Options Purchased
(Cost — $6,576,499) — 0.1%			5,428,226
Total Investments Before Options Written (Cost — $5,497,274,858) — 103.6%			5,489,265,170

Options Written
(Premiums Received — $ 5,480,600) — (0.1)%			(3,614,862)
Total Investments Net of Options Written — 103.5%			5,485,650,308
Liabilities in Excess of Other Assets — (3.5)%			(184,183,639)

Net Assets — 100.0%			$5,301,466,669

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	79

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	During the year ended September 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Par Held at September 30, 2015	Shares/Par Purchased		Shares/Par Sold	Shares/Par Held at September 30, 2016	Value at September 30, 2016	Income	Realized Gain (Loss)
BlackRock Liquidity Funds, TempFund, Institutional Class	1,377,592	—		(1,377,592)[1]	—	—	$147,058	$1,108
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	28,057,043	[2]	—	28,057,043	$28,057,043	$10,076	—
BlackRock Capital Finance LP, Series 1997-R2, Class AP	$ 39,806	—		(1,198)	$ 38,608	37,997	1,847	7
iShares Short Maturity Bond ETF	—	1,180,000		—	1,180,000	59,224,200	31,274	—
iShares 1-3 Year Credit Bond ETF	50,000	190,270		(240,270)	—	—	48,134	(142,108)
Total						$87,319,240	$238,389	$(140,993)

[1]	Represents net shares sold.

[2]	Represents net shares purchased.

(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(e)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
BNP Paribas Securities Corp.	$24,728,963	$ (10,448)
Credit Suisse Securities (USA) LLC	$99,044,024	$370,977
Goldman Sachs & Co.	$94,907,970	$268,084
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$21,935,823	$ (16,607)
Wells Fargo Securities, LLC	$20,911,103	$ (34,358)

(f)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(g)	Rate shown is discount rate at the time of purchase.

(h)	Current yield as of period end.

(i)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

•	For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse Repurchase Agreements
Counterparty	Interest Rate	Trade Date	Maturity Date[1]	Face Value	Face Value Including Accrued Interest	Type of Underlying Collateral	Remaining Contractual Maturity of the Agreements
Bank of Montreal	0.55%	9/13/16	Open	$45,112,500	$45,124,906	U.S. Treasury Obligations	Open/Demand

[1]	Certain agreements have no stated maturity and can be terminated by either party at any time.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Long (Short)	Issue	Expiration		Notional Value	Unrealized Appreciation (Depreciation)
(4)	Euro-Bobl	December 2016	USD	593,536	$ (2,161)
(22)	Euro-Bund	December 2016	USD	4,095,081	(25,971)
(2)	Long Gilt British	December 2016	USD	337,645	3,161
(7)	U.S. Treasury Bonds (30 Year)	December 2016	USD	1,177,094	14,174
(371)	U.S. Treasury Notes (10 Year)	December 2016	USD	48,647,375	55,976
7,646	U.S. Treasury Notes (2 Year)	December 2016	USD	1,670,412,063	582,526
(2,699)	U.S. Treasury Notes (5 Year)	December 2016	USD	327,970,672	(725,247)

See Notes to Financial Statements.

80	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
8	U.S. Ultra Treasury Bonds	December 2016	USD	1,471,000	$ (17,061)
(395)	U.S. Ultra Treasury Notes (10 Year)	December 2016	USD	56,941,719	81,686
1,997	Euro Dollar	December 2017	USD	493,932,988	(564,519)
(2,119)	Euro Dollar	December 2018	USD	523,419,488	466,573
Total					$(130,863)

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
CLP	1,626,737,470	USD	2,393,000	Credit Suisse International	10/03/16	$ 80,008
COP	1,753,465,000	USD	595,000	Credit Suisse International	10/03/16	12,766
COP	1,754,077,850	USD	595,000	Credit Suisse International	10/03/16	12,978
USD	2,393,000	CLP	1,616,734,730	Credit Suisse International	10/03/16	(64,802)
USD	1,190,000	COP	3,540,023,900	Credit Suisse International	10/03/16	(37,002)
BRL	3,917,420	USD	1,220,000	Bank of America N.A.	10/04/16	(16,857)
BRL	3,969,852	USD	1,224,277	Goldman Sachs International	10/04/16	(5,031)
BRL	4,221,750	USD	1,300,000	Goldman Sachs International	10/04/16	(3,390)
BRL	6,370,389	USD	1,970,000	Goldman Sachs International	10/04/16	(13,486)
BRL	26,703,817	USD	8,235,285	Goldman Sachs International	10/04/16	(33,842)
BRL	3,941,790	USD	1,180,000	Royal Bank of Scotland PLC	10/04/16	30,627
MXN	194,706	USD	10,000	Bank of America N.A.	10/04/16	37
MXN	3,888,920	USD	198,333	Bank of America N.A.	10/04/16	2,136
MXN	23,435,860	USD	1,190,000	Bank of America N.A.	10/04/16	18,089
MXN	3,869,961	USD	198,333	Citibank N.A.	10/04/16	1,158
MXN	3,870,377	USD	198,333	Citibank N.A.	10/04/16	1,180
MXN	3,892,472	USD	198,333	Citibank N.A.	10/04/16	2,319
MXN	22,970,495	USD	1,190,000	JPMorgan Chase Bank N.A.	10/04/16	(5,900)
MXN	3,872,826	USD	198,333	UBS AG	10/04/16	1,306
MXN	3,892,927	USD	198,333	UBS AG	10/04/16	2,342
USD	1,180,000	BRL	3,918,190	Goldman Sachs International	10/04/16	(23,379)
USD	1,220,000	BRL	3,966,830	Goldman Sachs International	10/04/16	1,682
USD	1,570,000	BRL	5,137,825	Goldman Sachs International	10/04/16	(7,961)
USD	1,624,277	BRL	5,395,847	Goldman Sachs International	10/04/16	(32,930)
USD	2,264,000	BRL	7,351,208	Goldman Sachs International	10/04/16	6,251
USD	5,281,285	BRL	17,100,801	Royal Bank of Scotland PLC	10/04/16	29,180
USD	1,990,000	BRL	6,716,250	UBS AG	10/04/16	(72,737)
USD	1,190,000	MXN	23,429,096	Citibank N.A.	10/04/16	(17,741)
EUR	1,000,000	USD	1,126,081	Morgan Stanley & Co. International PLC	10/05/16	(2,457)
USD	11,984,505	AUD	15,957,000	Commonwealth Bank of Australia	10/05/16	(226,741)
USD	269,353	EUR	241,000	Deutsche Bank AG	10/05/16	(1,440)
USD	23,543,389	EUR	21,105,000	Royal Bank of Scotland PLC	10/05/16	(170,694)
USD	19,939,852	GBP	15,205,000	Royal Bank of Scotland PLC	10/05/16	229,898
USD	2,245,200	TRY	6,697,005	Bank of America N.A.	10/05/16	15,934
USD	1,417,529	TRY	4,228,088	Goldman Sachs International	10/05/16	10,103
RUB	81,032,400	USD	1,230,000	Deutsche Bank AG	10/06/16	58,519
USD	1,230,000	RUB	80,392,800	BNP Paribas S.A.	10/06/16	(48,349)
AUD	17,210,000	NZD	17,860,469	BNP Paribas S.A.	10/07/16	168,229
CAD	17,016,552	NZD	17,770,000	BNP Paribas S.A.	10/07/16	35,724

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	81

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
NZD	17,686,373	AUD	17,210,000	BNP Paribas S.A.	10/07/16	$(294,959)
NZD	17,770,000	CAD	16,981,529	BNP Paribas S.A.	10/07/16	(9,029)
SEK	112,636,017	EUR	11,760,000	BNP Paribas S.A.	10/07/16	(80,765)
SEK	113,114,083	EUR	11,830,000	BNP Paribas S.A.	10/07/16	(103,678)
RUB	428,795,486	USD	6,554,251	BNP Paribas S.A.	10/11/16	255,756
RUB	218,882,785	USD	3,410,000	JPMorgan Chase Bank N.A.	10/11/16	66,234
USD	2,217,251	RUB	145,496,011	Deutsche Bank AG	10/11/16	(93,475)
TWD	37,004,800	USD	1,180,000	Bank of America N.A.	10/12/16	938
TWD	73,490,400	USD	2,360,000	BNP Paribas S.A.	10/12/16	(14,694)
USD	1,180,000	TWD	36,981,200	Morgan Stanley & Co. International PLC	10/12/16	(185)
INR	6,467,960	USD	97,000	Royal Bank of Scotland PLC	10/13/16	(83)
INR	119,070,800	USD	1,790,000	Standard Chartered Bank	10/13/16	(5,823)
INR	120,144,800	USD	1,790,000	UBS AG	10/13/16	10,270
TWD	37,394,200	USD	1,180,000	HSBC Bank PLC	10/13/16	13,398
USD	1,790,000	INR	119,983,700	BNP Paribas S.A.	10/13/16	(7,857)
USD	1,180,000	TWD	37,358,800	HSBC Bank PLC	10/13/16	(12,268)
EUR	955,571	USD	1,074,858	Goldman Sachs International	10/14/16	(693)
USD	403,142	EUR	354,755	Bank of America N.A.	10/14/16	4,359
USD	662,328	EUR	593,029	Bank of America N.A.	10/14/16	(4,301)
USD	1,027,547	EUR	904,385	Bank of America N.A.	10/14/16	10,921
USD	1,997,083	EUR	1,781,401	Bank of America N.A.	10/14/16	(5,403)
USD	334,727	EUR	298,986	Citibank N.A.	10/14/16	(1,365)
USD	116,610	EUR	103,643	Deutsche Bank AG	10/14/16	104
USD	428,522	EUR	381,198	Deutsche Bank AG	10/14/16	15
USD	149,980	EUR	134,037	Goldman Sachs International	10/14/16	(691)
USD	232,556	EUR	205,684	Morgan Stanley & Co. International PLC	10/14/16	1,346
USD	683,215	EUR	604,273	Morgan Stanley & Co. International PLC	10/14/16	3,947
USD	21,000	CLP	13,881,000	Royal Bank of Scotland PLC	10/17/16	(77)
USD	1,795,000	CLP	1,214,317,500	State Street Bank and Trust Co.	10/17/16	(48,787)
TRY	5,600,807	USD	1,873,623	Citibank N.A.	10/18/16	(14,290)
TRY	6,406,706	USD	2,148,127	Citibank N.A.	10/18/16	(21,256)
TRY	4,881,474	USD	1,629,086	Deutsche Bank AG	10/18/16	(8,555)
TRY	337,374	USD	112,820	HSBC Bank PLC	10/18/16	(819)
TRY	2,689,792	USD	896,777	JPMorgan Chase Bank N.A.	10/18/16	(3,831)
TRY	2,976,386	USD	991,699	JPMorgan Chase Bank N.A.	10/18/16	(3,611)
USD	1,388,000	COP	4,129,300,000	Royal Bank of Scotland PLC	10/18/16	(38,921)
USD	3,791,110	TRY	11,261,492	Citibank N.A.	10/18/16	52,567
USD	3,913,641	TRY	11,631,047	Morgan Stanley & Co. International PLC	10/18/16	52,415
USD	1,797,793	GBP	1,360,000	Morgan Stanley & Co. International PLC	10/19/16	34,322
KRW	1,567,746,000	USD	1,388,000	Morgan Stanley & Co. International PLC	10/20/16	35,261
RUB	84,649,566	USD	1,301,100	Deutsche Bank AG	10/20/16	40,308
USD	1,388,000	KRW	1,558,030,000	JPMorgan Chase Bank N.A.	10/20/16	(26,441)
USD	112,678	TWD	3,530,765	JPMorgan Chase Bank N.A.	10/21/16	(28)
USD	1,769,322	TWD	56,040,443	Morgan Stanley & Co. International PLC	10/21/16	(19,547)

See Notes to Financial Statements.

82	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
MYR	8,190,000	USD	2,000,000	JPMorgan Chase Bank N.A.	10/24/16	$ (22,360)
MYR	66,192	USD	16,000	Royal Bank of Scotland PLC	10/24/16	(17)
JPY	200,328,185	USD	1,985,000	Royal Bank of Scotland PLC	10/26/16	(7,285)
USD	595,000	ZAR	8,143,236	Goldman Sachs International	10/26/16	4,606
USD	595,000	ZAR	8,137,990	Morgan Stanley & Co. International PLC	10/26/16	4,986
RUB	76,398,000	USD	1,190,000	BNP Paribas S.A.	10/27/16	18,571
KRW	421,337,723	USD	380,956	UBS AG	10/28/16	1,527
KRW	983,548,990	USD	889,044	UBS AG	10/28/16	3,807
USD	1,270,000	KRW	1,400,175,000	Standard Chartered Bank	10/28/16	(1,057)
BRL	1,017,126	USD	311,715	Royal Bank of Scotland PLC	11/03/16	(2,070)
BRL	17,241,283	USD	5,281,285	Royal Bank of Scotland PLC	11/03/16	(32,504)
USD	11,464,094	AUD	15,045,000	BNP Paribas S.A.	11/03/16	(41,305)
USD	22,838,387	EUR	20,346,000	Royal Bank of Scotland PLC	11/03/16	(54,187)
USD	19,684,313	GBP	15,164,000	Citibank N.A.	11/03/16	15,713
MXN	46,609,780	USD	2,390,000	Royal Bank of Scotland PLC	11/04/16	3,833
CNH	5,116,372	USD	765,000	BNP Paribas S.A.	11/07/16	(377)
CNH	5,115,781	USD	765,000	Goldman Sachs International	11/07/16	(465)
CNH	5,116,040	USD	765,000	Goldman Sachs International	11/07/16	(427)
CNH	6,162,281	USD	921,600	Goldman Sachs International	11/07/16	(670)
CNH	15,871,154	USD	2,389,000	Goldman Sachs International	11/07/16	(17,115)
CNH	5,117,287	USD	765,000	Royal Bank of Canada	11/07/16	(240)
USD	9,954,000	CNH	65,712,326	Deutsche Bank AG	11/07/16	133,535
USD	337,600	CNH	2,256,986	Morgan Stanley & Co. International PLC	11/07/16	302
JPY	2,689,887,597	GBP	20,420,000	BNP Paribas S.A.	11/14/16	85,432
USD	13,240,000	CAD	17,359,692	BNP Paribas S.A.	11/14/16	3,554
USD	52,704,143	JPY	5,260,000,000	Credit Suisse International	11/21/16	720,753
CAD	6,246,263	AUD	6,340,000	BNP Paribas S.A.	12/15/16	(80,069)
CAD	11,180,894	AUD	11,370,000	JPMorgan Chase Bank N.A.	12/15/16	(159,610)
GBP	116,520	USD	151,993	Citibank N.A.	12/21/16	(695)
GBP	208,611	USD	273,269	Citibank N.A.	12/21/16	(2,391)
GBP	1,350,000	USD	1,759,672	Royal Bank of Scotland PLC	12/21/16	(6,719)
KRW	1,116,716,080	USD	1,016,000	HSBC Bank PLC	12/21/16	(2,496)
USD	1,082,933	GBP	818,484	Bank of America N.A.	12/21/16	20,146
USD	1,786,446	GBP	1,350,000	Bank of America N.A.	12/21/16	33,493
USD	1,270,000	KRW	1,432,750,500	Deutsche Bank AG	12/21/16	(30,329)
USD	1,741,780	MXN	33,760,744	Royal Bank of Scotland PLC	12/21/16	16,656
INR	169,675,000	USD	2,500,000	UBS AG	12/23/16	12,122
Total						$ 313,104

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	83

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

OTC Barrier Options Purchased

Description	Put/ Call	Type of Option	Counterparty	Expiration Date	Strike Price	Barrier Price		Notional Amount (000)		Value
USD Currency	Call	One-Touch	Morgan Stanley & Co. International PLC	11/30/16	—	CAD	1.43	USD	200	$13,601
USD Currency	Call	One-Touch	Morgan Stanley & Co. International PLC	11/30/16	—	MXN	23.00	USD	141	10,184
Total										$23,785

OTC Options Purchased
Description	Put/Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	Goldman Sachs International	10/07/16	TWD	31.00	USD	2,360	$28,066
USD Currency	Call	BNP Paribas S.A.	11/23/16	TWD	32.00	USD	2,390	9,630
USD Currency	Call	Deutsche Bank AG	11/23/16	MXN	19.90	USD	2,380	50,147
AUD Currency	Call	Deutsche Bank AG	12/13/16	CAD	1.01	AUD	70,615	624,498
		Morgan Stanley & Co.
USD Currency	Put	International PLC	10/18/16	MXN	19.30	USD	2,380	33,411
		Morgan Stanley & Co.
USD Currency	Put	International PLC	11/10/16	INR	67.80	USD	3,880	64,521
		Morgan Stanley & Co.
NOK Currency	Put	International PLC	11/11/16	SEK	1.01	NOK	437,630	8,030
		Morgan Stanley & Co.
USD Currency	Put	International PLC	11/23/16	BRL	3.30	USD	1,980	55,426
USD Currency	Put	Deutsche Bank AG	12/01/16	INR	67.50	USD	2,328	30,193
Total								$903,922

OTC Interest Rate Swaptions Purchased
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
2-Year Interest Rate Swap	Citibank N.A.	Call	1.10%	Receive	6-Month LIBOR	7/13/18	USD	662,360	$3,795,786
2-Year Interest Rate Swap	Citibank N.A.	Put	1.00%	Pay	6-Month LIBOR	1/12/17	USD	264,950	704,733
Total									$4,500,519

OTC Interest Rate Swaptions Written
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
2-Year Interest Rate Swap	Citibank N.A.	Call	0.41%	Pay	6-Month LIBOR	7/13/18	USD	662,360	$(1,040,925)
2-Year Interest Rate Swap	Citibank N.A.	Call	0.76%	Pay	6-Month LIBOR	7/13/18	USD	662,360	(2,140,337)
10-Year Interest Rate Swap	Citibank N.A.	Put	1.68%	Receive	3-Month LIBOR	1/12/17	USD	58,170	(433,600)
Total									$(3,614,862)

See Notes to Financial Statements.

84	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Centrally Cleared Credit Default Swaps — Sell Protection
Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
CDX.NA.HY Series 26 Version 1	5.00%	6/20/21	B+	USD 149,550	$ 4,154
CDX.NA.IG Series 26 Version 1	1.00%	6/20/21	BBB+	USD 223,860	855,448
Total					$859,602

      Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.49%[1]	6-month EURIBOR	7/04/19	EUR	120,000	$ 2,767,636
0.45%[2]	6-month EURIBOR	7/04/19	EUR	120,000	(2,610,827)
Total					$ 156,809

[1]	Fund pays the floating rate and receives the fixed rate.

[2]	Fund pays the fixed rate and receives the floating rate.

OTC Credit Default Swaps — Buy Protection
Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Genworth Holdings, Inc.	1.00%	Credit Suisse International	6/20/18	USD	1,967	$53,829	$ 60,141	$ (6,312)
Genworth Holdings, Inc.	1.00%	Credit Suisse International	6/20/18	USD	1,888	51,667	54,970	(3,303)
Genworth Holdings, Inc.	1.00%	Credit Suisse International	6/20/18	USD	1,888	51,772	55,531	(3,759)
Genworth Holdings, Inc.	1.00%	Citibank N.A.	6/20/20	USD	903	119,079	78,012	41,067
Genworth Holdings, Inc.	1.00%	Goldman Sachs Bank USA	6/20/20	USD	1,684	222,163	137,419	84,744
Genworth Holdings, Inc.	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	442	58,312	38,961	19,351
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	2,086	19,928	13,643	6,285
United Mexican States	1.00%	Bank of America N.A.	9/20/20	USD	2,086	26,664	20,813	5,851
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	1,082	2,192	5,509	(3,317)
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	506	1,025	2,756	(1,731)
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	6/20/21	USD	157	318	915	(597)
Federation of Malaysia	1.00%	Barclays Bank PLC	12/20/21	USD	2,546	25,694	43,282	(17,588)
Federation of Malaysia	1.00%	Barclays Bank PLC	12/20/21	USD	203	2,021	2,293	(272)
Republic of Argentina	5.00%	Bank of America N.A.	12/20/21	USD	452	(23,922)	(21,489)	(2,433)
Republic of Argentina	5.00%	Citibank N.A.	12/20/21	USD	5,257	(313,669)	(179,542)	(134,127)
Republic of Colombia	1.00%	Barclays Bank PLC	12/20/21	USD	1,155	40,083	44,652	(4,569)
Republic of Colombia	1.00%	Barclays Bank PLC	12/20/21	USD	1,155	40,084	45,736	(5,652)
Republic of Colombia	1.00%	Citibank N.A.	12/20/21	USD	985	34,183	39,004	(4,821)
		Morgan Stanley Capital
Republic of Colombia	1.00%	Services LLC	12/20/21	USD	1,176	40,812	43,065	(2,253)
Republic of South Africa	1.00%	Bank of America N.A.	12/20/21	USD	1,415	101,681	108,767	(7,086)
Republic of South Africa	1.00%	Barclays Bank PLC	12/20/21	USD	8,520	612,245	651,140	(38,895)
Republic of South Africa	1.00%	BNP Paribas S.A.	12/20/21	USD	9,772	702,213	759,004	(56,791)
Republic of South Africa	1.00%	BNP Paribas S.A.	12/20/21	USD	865	62,158	65,341	(3,183)
Republic of South Africa	1.00%	Citibank N.A.	12/20/21	USD	3,470	249,353	266,730	(17,377)
Republic of South Africa	1.00%	HSBC Bank PLC	12/20/21	USD	1,080	77,609	83,766	(6,157)
Republic of South Africa	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	3,590	257,977	275,954	(17,977)
Republic of the Philippines	1.00%	Bank of America N.A.	12/20/21	USD	1,702	12,673	15,152	(2,479)
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	8,589	64,922	34,646	30,276
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	2,866	21,659	12,950	8,709
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	1,627	12,299	7,655	4,644
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	1,017	7,687	4,039	3,648

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	85

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	814	$ 6,149	$3,231	$ 2,918
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	407	3,075	1,616	1,459
Republic of the Philippines	1.00%	BNP Paribas S.A.	12/20/21	USD	2,520	19,051	9,545	9,506
Republic of the Philippines	1.00%	BNP Paribas S.A.	12/20/21	USD	602	4,549	1,838	2,711
Republic of the Philippines	1.00%	Citibank N.A.	12/20/21	USD	2,048	15,255	16,251	(996)
Republic of the Philippines	1.00%	Citibank N.A.	12/20/21	USD	1,179	8,909	5,258	3,651
Republic of the Philippines	1.00%	Citibank N.A.	12/20/21	USD	577	4,360	1,479	2,881
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	1,921	14,518	4,926	9,592
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	1,081	8,167	4,883	3,284
Republic of the Philippines	1.00%	UBS AG	12/20/21	USD	1,004	7,592	3,989	3,603
Russian Federation	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	1,200	64,898	71,371	(6,473)
United Mexican States	1.00%	Barclays Bank PLC	12/20/21	USD	866	29,322	30,832	(1,510)
United Mexican States	1.00%	Barclays Bank PLC	12/20/21	USD	527	17,844	19,135	(1,291)
United Mexican States	1.00%	BNP Paribas S.A.	12/20/21	USD	2,379	80,550	79,550	1,000
United Mexican States	1.00%	BNP Paribas S.A.	12/20/21	USD	2,379	80,551	82,357	(1,806)
United Mexican States	1.00%	Citibank N.A.	12/20/21	USD	1,190	40,292	42,615	(2,323)
United Mexican States	1.00%	Citibank N.A.	12/20/21	USD	1,189	40,258	41,458	(1,200)
United Mexican States	1.00%	Citibank N.A.	12/20/21	USD	1,189	40,258	42,579	(2,321)
United Mexican States	1.00%	Citibank N.A.	12/20/21	USD	1,189	40,258	42,579	(2,321)
United Mexican States	1.00%	Citibank N.A.	12/20/21	USD	518	17,539	19,296	(1,757)
		Morgan Stanley Capital
United Mexican States	1.00%	Services LLC	12/20/21	USD	1,242	42,052	41,964	88
		Morgan Stanley Capital
United Mexican States	1.00%	Services LLC	12/20/21	USD	1,242	42,053	42,258	(205)
Total						$3,262,211	$3,379,825	$(117,614)

OTC Credit Default Swaps — Sell Protection
Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Depreciation
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	2,086	$(19,928)	$(15,814)	$ (4,114)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	2,086	(26,665)	(18,132)	(8,533)
Total							$(46,593)	$(33,946)	$(12,647)

[1]	Using S&P’s rating of the issuer.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps
Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
13.13%[1]	1-day BZDIOVER	Bank of America N.A.	7/03/17	BRL	17,950	$ (6,899)	—	$ (6,899)
12.93%[1]	1-day BZDIOVER	Citibank N.A.	7/03/17	BRL	35,888	(3,041)	—	(3,041)
13.11%[1]	1-day BZDIOVER	Citibank N.A.	7/03/17	BRL	21,543	(7,328)	—	(7,328)
12.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	7/03/17	BRL	2,108	77	—	77
1.92%[2]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	3,145,030	22,956	$4,606	18,350
1.69%[1]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	3,145,030	(14,818)	—	(14,818)

See Notes to Financial Statements.

86	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
12.24%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	27,807	$ 86,980	—	$ 86,980
12.03%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	15,057	38,635	—	38,635
12.02%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	14,634	36,597	—	36,597
12.46%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	13,835	59,483	—	59,483
12.29%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	13,806	43,389	—	43,389
11.50%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	12,068	(2,200)	—	(2,200)
12.52%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/19	BRL	13,826	65,705	—	65,705
12.31%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/19	BRL	7,588	27,400	—	27,400
11.68%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/20	BRL	15,150	28,686	—	28,686
11.65%[2]	1-day BZDIOVER	Citibank N.A.	1/02/20	BRL	12,131	19,618	—	19,618
11.93%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	11,932	51,194	—	51,194
11.88%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	11,737	44,955	—	44,955
11.38%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	1,025	(374)	—	(374)
2.75%[2]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	11,450	(1,383)	$ (16)	(1,367)
2.75%[2]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	11,450	(1,383)	(16)	(1,367)
2.75%[2]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	9,178	(1,109)	(51)	(1,058)
2.75%[2]	7-day China Fixing Repo Rates	Bank of America N.A.	5/12/21	CNY	5,725	(691)	(8)	(683)
6.33%[2]	28-day MXIBTIIE	Citibank N.A.	7/17/25	MXN	10,282	(166)	(49)	(117)
6.32%[2]	28-day MXIBTIIE	Morgan Stanley Capital Services LLC	7/17/25	MXN	20,635	(738)	(95)	(643)
6.32%[2]	28-day MXIBTIIE	Goldman Sachs Bank USA	8/06/25	MXN	30,867	(1,477)	(141)	(1,336)
6.31%[1]	28-day MXIBTIIE	Bank of America N.A.	8/11/25	MXN	10,120	769	45	724
6.31%[1]	28-day MXIBTIIE	Bank of America N.A.	8/11/25	MXN	10,120	769	45	724
6.31%[1]	28-day MXIBTIIE	Deutsche Bank AG	8/11/25	MXN	37,565	2,413	165	2,248
7.05%[2]	1-day COOIS	Credit Suisse International	7/22/26	COP	2,039,893	30,782	—	30,782
7.00%[2]	1-day COOIS	Credit Suisse International	7/22/26	COP	2,039,893	28,303	—	28,303
6.90%[2]	3-month LIBOR	JPMorgan Chase Bank N.A.	7/29/26	COP	8,559,272	95,443	8,974	86,469
Total						$642,547	$13,459	$629,088

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	87

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Transactions in Options Written for the Year Ended September 30, 2016

	Calls				Puts
		Notional (000)				Notional (000)
				Premiums			Premiums
	Contracts	KRW	USD	Received	Contracts	USD	Received
Outstanding options, beginning of year	—	3,145,030	—	$1,729	8,022	—	$2,995,335
Options written	—	—	1,324,720	4,888,217	—	58,170	592,383
Options expired	—	(3,145,030)	—	(1,729)	(8,022)	—	(2,995,335)
Outstanding options, end of year	—	—	1,324,720	$4,888,217	—	58,170	$592,383

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$1,204,096	—	$1,204,096
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$2,381,663	—	—	2,381,663
Options purchased	Investments at value — unaffiliated[2] Unrealized appreciation on OTC swaps;	—	—	—	927,707	4,500,519	—	5,428,226
Swaps — OTC	Swap premiums paid	—	$3,826,124	—	—	684,154	—	4,510,278
Swaps — centrally cleared	Net unrealized appreciation[1]	—	859,602	—	—	2,767,636	—	3,627,238
Total		—	$4,685,726	—	$3,309,370	$9,156,405	—	$17,151,501

Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$1,334,959	—	$1,334,959
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$2,068,559	—	—	2,068,559
Options written	Options written at value Unrealized depreciation on OTC swaps;	—	—	—	—	3,614,862	—	3,614,862
Swaps — OTC	Swap premiums received	—	$610,506	—	—	41,607	—	652,113
Swaps — centrally cleared	Net unrealized depreciation[1]	—	—	—	—	2,610,827	—	2,610,827
Total		—	$610,506	—	$2,068,559	$7,602,255	—	$10,281,320

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended September 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follow:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$(17,421,443)	—	$(17,421,443)
Forward foreign currency exchange contracts	—	—	—	$(2,463,474)	—	—	(2,463,474)
Options purchased[1]	—	—	—	(645,035)	(3,522,540)	—	(4,167,575)
Options written	—	—	—	—	2,997,064	—	2,997,064
Swaps	—	$(4,348,542)	—	—	634,491	—	(3,714,051)

Total	—	$(4,348,542)	—	$(3,108,509)	$(17,312,428)	—	$(24,769,479)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$1,343,958	—	$1,343,958
Forward foreign currency exchange contracts	—	—	—	$(1,787,971)	—	—	(1,787,971)
Options purchased[2]	—	—	—	83,340	2,158,582	—	2,241,922
Options written	—	—	—	—	(1,073,671)	—	(1,073,671)
Swaps	—	$(1,711,047)	—	—	810,784	—	(900,263)

Total	—	$(1,711,047)	—	$(1,704,631)	$3,239,653	—	$(176,025)

[1]	Options purchased are included in net realized gain (loss) from investments.

[2]	Options purchased are included in net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

88	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$1,673,927,883
Average notional value of contracts — short	$683,289,161
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$386,572,847
Average amounts sold — in USD	$174,304,707
Options:
Average value of option contracts purchased	$351,088
Average value of option contracts written	$25,069
Average notional value of swaption contracts purchased	$231,827,500
Average notional value of swaption contracts written	$345,722,500
Credit default swaps:
Average notional value — buy protection	$49,592,250
Average notional value — sell protection	$139,884,500
Interest rate swaps:
Average notional value — pays fixed rate	$204,933,039
Average notional value — receives fixed rate	$202,186,822

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$1,239,503		$789,473
Forward foreign currency exchange contracts	2,381,663		2,068,559
Options	5,428,226	[1]	3,614,862
Swaps — centrally cleared	58,003		—
Swaps — OTC[2]	4,510,278		652,113

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$13,617,673		$7,125,007
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(1,297,506)		(789,473)

Total derivative assets and liabilities subject to an MNA	$12,320,167		$6,335,534

[1]	Includes options purchased at value which is included in Investments at value — unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	89

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received[2]	Net Amount of Derivative Assets[3]
Bank of America N.A.	$ 551,944	$ (93,641)	—	—	$ 458,303
Barclays Bank PLC	952,861	(69,777)	—	$ (610,000)	273,084
BNP Paribas S.A.	1,587,748	(742,862)	—	(844,886)	—
Citibank N.A.	5,235,934	(4,029,920)	—	(1,160,000)	46,014
Credit Suisse International	1,056,232	(115,178)	—	(560,000)	381,054
Deutsche Bank AG	962,688	(148,617)	—	—	814,071
Goldman Sachs Bank USA	222,163	(1,477)	—	(220,686)	—
Goldman Sachs International	50,708	(50,708)	—	—	—
HSBC Bank PLC	97,164	(21,740)	—	—	75,424
JPMorgan Chase Bank N.A.	808,438	(278,915)	—	(529,523)	—
Morgan Stanley & Co. International PLC	317,752	(22,189)	—	—	295,563
Morgan Stanley Capital Services LLC	127,375	(3,196)	—	—	124,179
Royal Bank of Scotland PLC	310,194	(310,194)	—	—	—
UBS AG	38,966	(38,966)	—	—	—

Total	$12,320,167	$(5,927,380)	—	$(3,925,095)	$2,467,692

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[4]
Bank of America N.A.	$ 93,641	$ (93,641)	—	—	—
Barclays Bank PLC	69,777	(69,777)	—	—	—
BNP Paribas S.A.	742,862	(742,862)	—	—	—
Citibank N.A.	4,029,920	(4,029,920)	—	—	—
Commonwealth Bank of Australia	226,741	—	—	—	$226,741
Credit Suisse International	115,178	(115,178)	—	—	—
Deutsche Bank AG	148,617	(148,617)	—	—	—
Goldman Sachs Bank USA	1,477	(1,477)	—	—	—
Goldman Sachs International	140,080	(50,708)	—	—	89,372
HSBC Bank PLC	21,740	(21,740)	—	—	—
JPMorgan Chase Bank N.A.	278,915	(278,915)	—	—	—
Morgan Stanley & Co. International PLC	22,189	(22,189)	—	—	—
Morgan Stanley Capital Services LLC	3,196	(3,196)	—	—	—
Royal Bank of Canada	240	—	—	—	240
Royal Bank of Scotland PLC	312,557	(310,194)	—	—	2,363
Standard Chartered Bank	6,880	—	—	—	6,880
State Street Bank and Trust Co.	48,787	—	—	—	48,787
UBS AG	72,737	(38,966)	—	—	33,771

Total	$6,335,534	$(5,927,380)	—	—	$408,154

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Excess of collateral received from the individual counterparty is not shown for financial reporting purposes.

[3]	Net amount represents the net amount receivable from the counterparty in the event of default.

[4]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

See Notes to Financial Statements.

90	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock Low Duration Bond Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$1,198,660,185	$118,580,532	$1,317,240,717
Capital Trusts[1]	—	1,426,326	—	1,426,326
Corporate Bonds[1]	—	1,486,120,908	—	1,486,120,908
Floating Rate Loan Interests[1]	—	4,958,904	—	4,958,904
Foreign Agency Obligations	—	135,276,679	—	135,276,679
Foreign Government Obligations	—	56,435,422	—	56,435,422
Investment Companies	$59,224,200	—	—	59,224,200
Non-Agency Mortgage-Backed Securities	—	750,187,238	5,917,527	756,104,765
U.S. Government Sponsored Agency Securities	—	785,978,640	—	785,978,640
U.S. Treasury Obligations	—	721,126,569	—	721,126,569
Short-Term Securities:
Foreign Government Obligations	—	51,886,771	—	51,886,771
Money Market Funds	28,057,043	—	—	28,057,043
Repurchase Agreements	—	80,000,000	—	80,000,000
Options Purchased:
Foreign currency exchange contracts	—	927,707	—	927,707
Interest rate contracts	—	4,500,519	—	4,500,519

Total	$87,281,243	$5,277,485,868	$124,498,059	$5,489,265,170

Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$1,104,870	—	$1,104,870
Foreign currency exchange contracts	—	2,381,663	—	2,381,663
Interest rate contracts	$1,204,096	3,437,955	—	4,642,051
Liabilities:
Credit contracts	—	(375,529)	—	(375,529)
Foreign currency exchange contracts	—	(2,068,559)	—	(2,068,559)
Interest rate contracts	(1,334,959)	(6,266,920)	—	(7,601,879)

Total	$(130,863)	$(1,786,520)	—	$(1,917,383)

[1]	See above Schedule of Investments for values in each industry.

[2]

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	91

Schedule of Investments (concluded)	BlackRock Low Duration Bond Portfolio

The Fund may hold assets and/or liabilities in which the fair value, approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$215,462	—	—	$215,462
Foreign currency at value	5,869,631	—	—	5,869,631
Cash pledged:
Futures contracts	2,829,170	—	—	2,829,170
Centrally cleared swaps	10,953,750	—	—	10,953,750
Liabilities:
Reverse repurchase agreements	—	$(45,124,906)	—	(45,124,906)
Cash received:
Collateral — TBA commitments	—	(320,000)	—	(320,000)
Collateral — OTC derivatives	—	(4,540,000)	—	(4,540,000)

Total	$19,868,013	$(49,984,906)	—	$(30,116,893)

During the year ended September 30, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Total
Assets:
Opening Balance, as of September 30, 2015	$41,925,970	$601,600	$2,904,834	$45,432,404
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	(17,064,119)	—	—	(17,064,119)
Accrued discounts/premiums	5,777	98	242	6,117
Net realized gain (loss)	24,430	2,104	(832,470)	(805,936)
Net change in unrealized appreciation (depreciation)[1,2]	(61,806)	36,198	(449,887)	(475,495)
Purchases	109,138,054	—	5,597,887	114,735,941
Sales	(15,387,774)	(640,000)	(1,303,079)	(17,330,853)

Closing Balance, as of September 30, 2016	$118,580,532	—	$5,917,527	$124,498,059

Net change in unrealized appreciation (depreciation) on investments still held at September 30, 2016[2]	$(49,967)	—	$(25,494)	$(75,461)

1	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

2	Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at September 30, 2016, is generally due to investments no longer held or categorized as Level 3 at year end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

92	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Statements of Assets and Liabilities

September 30, 2016	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio
Assets
Investments at value — unaffiliated[2,3]	$4,474,700,314	$18,856,766,197	$5,401,945,930
Investments at value — affiliated[4]	2,666,751	613,227,353	87,319,240
Cash	—	28,047,185	215,462
Cash pledged:
Collateral — OTC derivatives	1,210,000	—	—
Futures contracts	4,321,520	28,723,950	2,829,170
Centrally cleared swaps	2,830,750	39,537,000	10,953,750
Foreign currency at value[5]	2,235,805	1,156,530	5,869,631
Receivables:
Investments sold	64,404,068	216,244,289	319,199,517
Swaps	—	—	374,358
TBA sale commitments	598,693,404	—	—
Capital shares sold	5,577,313	66,181,395	16,961,447
Dividends — affiliated	708	14,433	8,110
Interest	16,813,373	274,543,190	21,821,556
Security lending income — affiliated	—	203,147	—
From the Manager	382,862	247,105	141,918
Principal paydown	—	—	766,112
Variation margin on futures contracts	1,375,234	4,606	1,239,503
Variation margin on centrally cleared swaps	88,142	532,490	58,003
Swap premiums paid	1,522,851	201,509	3,594,691
Unrealized appreciation on:
Forward foreign currency exchange contracts	790,919	5,307,786	2,381,663
OTC swaps	986,762	30,041,658	915,587
Prepaid expenses	52,362	269,800	105,070
Other assets	44,614	305,533	10,383

Total assets	5,178,697,752	20,161,555,156	5,876,711,101

Liabilities
Bank overdraft	38,104	—	—
Cash collateral on securities loaned at value	—	199,272,779	—
Cash received:
Collateral — reverse repurchase agreements	760,000	197,000	—
Collateral — OTC derivatives	—	26,620,000	4,540,000
Collateral — TBA commitments	17,000	—	320,000
Options written at value[6]	87,019	27,088	3,614,862
TBA sale commitments at value[7]	599,479,298	—	—
Payables:
Investments purchased	704,207,444	466,387,736	497,990,640
Reverse repurchase agreements	632,754,197	478,269,418	45,124,906
Swaps	49,896	—	—
Capital shares redeemed	5,051,361	65,416,417	15,027,010
Income dividends	1,332,771	21,035,140	1,299,086
Interest expense	—	1,343,039	—
Investment advisory fees	859,039	7,229,620	1,435,395
Officer’s and Trustees’ fees	18,878	80,978	26,873
Other accrued expenses	1,017,766	5,211,358	1,608,093
Other affiliates	210,522	947,659	229,412
Service and distribution fees	205,704	1,368,845	518,010
Variation margin on futures contracts	699,888	4,030,766	789,473
Swap premiums received	1,367,585	442,984	235,353
Unrealized depreciation on:
Forward foreign currency exchange contracts	1,751,434	5,278,408	2,068,559
OTC swaps	1,453,853	—	416,760

Total liabilities	1,951,361,759	1,283,159,235	575,244,432

Net Assets	$3,227,335,993	$18,878,395,921	$5,301,466,669

Net Assets Consist of
Paid-in capital	$3,240,368,374	$19,755,526,977	$5,423,325,991
Undistributed (distributions in excess of) net investment income	3,029,363	(16,133,946)	(5,904,713)
Accumulated net realized loss	(89,491,819)	(1,064,687,361)	(111,657,303)
Net unrealized appreciation (depreciation)	73,430,075	203,690,251	(4,297,306)

Net Assets	$3,227,335,993	$18,878,395,921	$5,301,466,669

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost — unaffiliated	$4,397,655,570	$18,666,050,624	$5,409,961,112
[3] Securities loaned at value	—	$196,193,472	—
[4] Investments at cost — affiliated	$2,666,751	$621,615,977	$87,313,746
[5] Foreign currency at cost	$2,217,581	$1,482,289	$5,778,728
[6] Premiums received	$193,703	$171,000	$5,480,600
[7] Proceeds from TBA sale commitments	$598,693,404	—	—

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	93

Statements of Assets and Liabilities (continued)

September 30, 2016	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Net Asset Value
Institutional
Net assets	$1,853,076,576	$9,031,924,853	$3,020,681,440

Shares outstanding[2]	187,973,565	1,186,362,881	313,100,272

Net asset value	$9.86	$7.61	$9.65

Service
Net assets	$55,153,681	$378,765,967	$60,358,019

Shares outstanding[2]	5,593,361	49,736,640	6,259,241

Net asset value	$9.86	$7.62	$9.64

Investor A
Net assets	$503,639,894	$3,733,406,367	$875,788,478

Shares outstanding[2]	51,016,467	490,579,881	90,818,408

Net asset value	$9.87	$7.61	$9.64

Investor A1
Net assets	—	—	$11,892,257

Shares outstanding[2]	—	—	1,232,104

Net asset value	—	—	$9.65

Investor B
Net assets	—	$329,943	—

Shares outstanding[2]	—	43,315	—

Net asset value	—	$7.62	—

Investor B1
Net assets	—	$522,107	—

Shares outstanding[2]	—	68,605	—

Net asset value	—	$7.61	—

[1]	Consolidated Statement of Assets and Liabilities.

[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

94	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Statements of Assets and Liabilities (concluded)

September 30, 2016	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Net asset value
Investor C
Net assets	$110,227,050	$539,242,748	$372,307,370

Shares outstanding[2]	11,213,022	70,756,983	38,623,086

Net asset value	$9.83	$7.62	$9.64

Investor C1
Net assets	—	$52,539,358	—

Shares outstanding[2]	—	6,890,451	—

Net asset value	—	$7.62	—

Investor C2
Net assets	—	—	$6,138,857

Shares outstanding[2]	—	—	636,643

Net asset value	—	—	$9.64

Investor C3
Net assets	—	—	$18,349,636

Shares outstanding[2]	—	—	1,903,526

Net asset value	—	—	$9.64

Class K
Net assets	$701,477,955	$5,028,654,113	$930,769,374

Shares outstanding[2]	70,952,689	660,142,342	96,559,713

Net asset value	$9.89	$7.62	$9.64

Class R
Net assets	$3,760,837	$113,010,465	$5,181,238

Shares outstanding[2]	380,770	14,846,933	537,368

Net asset value	$9.88	$7.61	$9.64

[1]	Consolidated Statement of Assets and Liabilities.

[2]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	95

Statements of Operations

Year Ended September 30, 2016	BlackRock Core Bond Portfolio	BlackRock High Yield Bond Portfolio[1]	BlackRock Low Duration Bond Portfolio

Investment Income
Interest — unaffiliated	$83,499,578	$1,036,760,835	$108,138,923
Interest — affiliated	—	—	1,847
Dividends — unaffiliated	209,981	17,422,409	—
Dividends — affiliated	17,113	9,101,919	236,542
Securities lending — affiliated — net	—	495,663	—

Total income	83,726,672	1,063,780,826	108,377,312

Expenses
Investment advisory	10,700,046	70,378,210	16,943,014
Transfer agent — class specific	3,258,920	17,590,574	3,481,451
Service and distribution — class specific	2,469,877	14,699,737	6,264,368
Administration	1,192,192	5,659,614	1,847,359
Administration — class specific	631,302	3,429,108	1,021,362
Accounting services	475,874	1,724,340	726,231
Professional	275,787	520,539	222,870
Custodian	265,324	666,685	244,351
Registration	140,267	631,402	216,827
Printing	115,120	493,601	183,255
Officer and Trustees	67,655	269,279	95,367
Miscellaneous	135,828	605,945	192,098
Recoupment of past waived fees — class specific	35,633	1,279,721	21,044

Total expenses excluding interest expense	19,763,825	117,948,755	31,459,597
Interest expense[2]	1,529,182	1,186,457	785,786

Total expenses	21,293,007	119,135,212	32,245,383
Less:
Fees waived by the Manager	(752,155)	(321,136)	(291,773)
Administration fees waived — class specific	(618,499)	(108,799)	(902,364)
Transfer agent fees waived — class specific	(18,410)	(11,429)	(12,934)
Transfer agent fees reimbursed — class specific	(1,461,058)	(10,326)	(262,868)

Total expenses after fees waived and reimbursed	18,442,885	118,683,522	30,775,444

Net investment income	65,283,787	945,097,304	77,601,868

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	13,362,409	(728,381,311)	(3,358,151)
Investments — affiliated	808	4,584,502	(140,993)
Payment by affiliate	—	240,022	—
Options written	902,031	3,525,802	2,997,064
Futures contracts	(9,970,871)	(98,052,049)	(17,421,443)
Swaps	(3,125,552)	51,356,838	(3,714,051)
Foreign currency transactions	489,853	53,867,305	(2,624,066)

	1,658,678	(712,858,891)	(24,261,640)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	72,570,367	1,253,451,267	24,979,711
Investments — affiliated	—	(3,577,342)	4,196
Options written	110,877	143,912	(1,073,671)
Futures contracts	2,498,990	(35,327,364)	1,343,958
Swaps	1,973,117	72,693,065	(900,263)
Foreign currency translations	(1,979,145)	(7,830,655)	(1,662,808)

	75,174,206	1,279,552,883	22,691,123

Net realized and unrealized gain (loss)	76,832,884	566,693,992	(1,570,517)

Net Increase in Net Assets Resulting from Operations	$142,116,671	$1,511,791,296	$76,031,351

[1]	Consolidated Statement of Operations.

[2]	See Note 4 of the Notes to Financial Statements for details of short-term borrowings.

See Notes to Financial Statements.

96	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Statements of Changes in Net Assets

	BlackRock Core Bond Portfolio
	Year Ended September 30
Increase in Net Assets:	2016	2015

Operations
Net investment income	$65,283,787	$61,714,232
Net realized gain	1,658,678	38,164,529
Net change in unrealized appreciation (depreciation)	75,174,206	(23,653,716)

Net increase in net assets resulting from operations	142,116,671	76,225,045

Distributions to Shareholders[1]
From net investment income:
Institutional	(45,396,156)	(39,724,465)
Service	(1,086,399)	(1,969,592)
Investor A	(10,701,148)	(9,886,148)
Investor B	—	(15,510)
Investor C	(1,570,673)	(1,555,210)
Class K	(17,986,656)	(16,596,928)
Class R	(66,930)	(51,752)

Decrease in net assets resulting from distributions to shareholders	(76,807,962)	(69,799,605)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	25,582,786	313,122,910

Net Assets
Total increase in net assets	90,891,495	319,548,350
Beginning of year	3,136,444,498	2,816,896,148

End of year	$3,227,335,993	$3,136,444,498

Undistributed net investment income, end of year	$3,029,363	$9,501,593

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	97

Statements of Changes in Net Assets (concluded)

	BlackRock High Yield Bond Portfolio[1]		BlackRock Low Duration Bond Portfolio
	Year Ended September 30,		Year Ended September 30,
Increase in Net Assets:	2016	2015	2016	2015

Operations
Net investment income	$945,097,304	$825,356,712	$77,601,868	$74,978,321
Net realized gain (loss)	(712,858,891)	(75,236,469)	(24,261,640)	7,324,131
Net change in unrealized appreciation (depreciation)	1,279,552,883	(1,288,260,649)	22,691,123	(34,590,098)

Net increase (decrease) in net assets resulting from operations	1,511,791,296	(538,140,406)	76,031,351	47,712,354

Distributions to Shareholders[2]
From net investment income:
Institutional	(564,118,104)	(571,808,572)	(56,823,438)	(52,142,164)
Service	(19,585,485)	(18,521,021)	(941,660)	(1,032,685)
Investor A	(177,608,322)	(164,495,257)	(13,433,523)	(12,517,576)
Investor A1	—	—	(247,431)	(273,110)
Investor B	(29,096)	(80,131)	—	(6,849)
Investor B1	(65,145)	(159,857)	—	—
Investor B3	—	—	—	(4,207)
Investor C	(28,083,135)	(28,431,855)	(3,193,523)	(2,482,730)
Investor C1	(2,992,498)	(3,384,359)	—	—
Investor C2	—	—	(95,191)	(98,669)
Investor C3	—	—	(178,655)	(183,347)
Class K	(262,142,470)	(111,411,805)	(16,540,958)	(15,219,208)
Class R	(5,656,696)	(4,271,507)	(66,091)	(48,711)
From net realized gain:
Institutional	—	(137,460,906)	—	—
Service	—	(5,143,584)	—	—
Investor A	—	(44,376,973)	—	—
Investor B	—	(33,834)	—	—
Investor B1	—	(60,653)	—	—
Investor C	—	(9,405,484)	—	—
Investor C1	—	(1,141,650)	—	—
Class K	—	(22,217,123)	—	—
Class R	—	(1,171,559)	—	—

Decrease in net assets resulting from distributions to shareholders	(1,060,280,951)	(1,123,576,130)	(91,520,470)	(84,009,256)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	1,805,927,581	4,781,194,480	216,092,937	1,365,511,729

Net Assets
Total increase in net assets	2,257,437,926	3,119,477,944	200,603,818	1,329,214,827
Beginning of year	16,620,957,995	13,501,480,051	5,100,862,851	3,771,648,024

End of year	$18,878,395,921	$16,620,957,995	$5,301,466,669	$5,100,862,851

Undistributed (distributions in excess of) net investment income, end of year	$(16,133,946)	$114,983,270	$(5,904,713)	$10,130,299

[1]	Consolidated Statement of Changes in Net Assets.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

98	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Financial Highlights	BlackRock Core Bond Portfolio

	Institutional
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.65	$9.63	$9.45	$9.78	$9.42

Net investment income[1]	0.21	0.21	0.27	0.24	0.29
Net realized and unrealized gain (loss)	0.24	0.05	0.20	(0.28)	0.39

Net increase (decrease) from investment operations	0.45	0.26	0.47	(0.04)	0.68

Distributions:[2]
From net investment income	(0.24)	(0.24)	(0.29)	(0.25)	(0.32)
From return of capital	—	—	—	(0.04)	—

Total distributions	(0.24)	(0.24)	(0.29)	(0.29)	(0.32)

Net asset value, end of year	$9.86	$9.65	$9.63	$9.45	$9.78

Total Return[3]
Based on net asset value	4.78%	2.66%	5.05%	(0.47)%	7.36%

Ratios to Average Net Assets
Total expenses	0.62%	0.60%[4]	0.75%[4]	0.75%[4]	0.73%[4]

Total expenses after fees waived and/or reimbursed	0.50%	0.46%	0.57%	0.59%	0.58%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.45%	0.46%	0.56%	0.56%	0.56%

Net investment income	2.16%	2.15%	2.78%	2.44%	3.03%

Supplemental Data
Net assets, end of year (000)	$1,853,077	$1,774,919	$1,361,482	$1,307,731	$1,457,783

Portfolio turnover rate[5]	594%	863%	702%	805%	739%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 0.74%. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2013 and September 30, 2012.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	422%	616%	493%	440%	370%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,245%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	—	688%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	99

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Service
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.66	$9.63	$9.45	$9.79	$9.43

Net investment income[1]	0.18	0.18	0.24	0.21	0.26
Net realized and unrealized gain (loss)	0.23	0.05	0.21	(0.29)	0.39

Net increase (decrease) from investment operations	0.41	0.23	0.45	(0.08)	0.65

Distributions:[2]
From net investment income	(0.21)	(0.20)	(0.27)	(0.22)	(0.29)
From return of capital	—	—	—	(0.04)	—

Total distributions	(0.21)	(0.20)	(0.27)	(0.26)	(0.29)

Net asset value, end of year	$9.86	$9.66	$9.63	$9.45	$9.79

Total Return[3]
Based on net asset value	4.32%	2.44%	4.78%	(0.86)%	7.01%

Ratios to Average Net Assets
Total expenses	0.87%[4]	0.90%	0.95%	1.02%[4]	1.05%

Total expenses after fees waived and/or reimbursed	0.84%	0.80%	0.83%	0.92%	0.91%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.79%	0.80%	0.82%	0.88%	0.89%

Net investment income	1.81%	1.86%	2.54%	2.13%	2.71%

Supplemental Data
Net assets, end of year (000)	$55,154	$46,481	$191,106	$199,772	$238,247

Portfolio turnover rate[5]	594%	863%	702%	805%	739%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2016 and September 30, 2013, the ratio would have been 0.80% and 0.98%, respectively.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	422%	616%	493%	440%	370%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,245%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	—	688%

See Notes to Financial Statements.

100	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Investor A
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.67	$9.64	$9.46	$9.80	$9.44

Net investment income[1]	0.18	0.18	0.24	0.20	0.26
Net realized and unrealized gain (loss)	0.23	0.05	0.20	(0.28)	0.39

Net increase (decrease) from investment operations	0.41	0.23	0.44	(0.08)	0.65

Distributions:[2]
From net investment income	(0.21)	(0.20)	(0.26)	(0.22)	(0.29)
From return of capital	—	—	—	(0.04)	—

Total distributions	(0.21)	(0.20)	(0.26)	(0.26)	(0.29)

Net asset value, end of year	$9.87	$9.67	$9.64	$9.46	$9.80

Total Return[3]
Based on net asset value	4.32%	2.42%	4.72%	(0.89)%	7.01%

Ratios to Average Net Assets
Total expenses	0.91%	0.89%[4]	1.02%[4]	1.03%[4]	1.02%[4]

Total expenses after fees waived and/or reimbursed	0.84%	0.80%	0.90%	0.92%	0.90%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.79%	0.80%	0.89%	0.89%	0.89%

Net investment income	1.81%	1.82%	2.47%	2.11%	2.69%

Supplemental Data
Net assets, end of year (000)	$503,640	$474,202	$507,915	$566,334	$638,402

Portfolio turnover rate[5]	594%	863%	702%	805%	739%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 1.01%. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2013 and September 30, 2012.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	422%	616%	493%	440%	370%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,245%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	—	688%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	101

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Investor C
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.63	$9.60	$9.42	$9.76	$9.40

Net investment income[1]	0.10	0.10	0.17	0.13	0.19
Net realized and unrealized gain (loss)	0.24	0.06	0.20	(0.29)	0.39

Net increase (decrease) from investment operations	0.34	0.16	0.37	(0.16)	0.58

Distributions:[2]
From net investment income	(0.14)	(0.13)	(0.19)	(0.14)	(0.22)
From return of capital	—	—	—	(0.04)	—

Total distributions	(0.14)	(0.13)	(0.19)	(0.18)	(0.22)

Net asset value, end of year	$9.83	$9.63	$9.60	$9.42	$9.76

Total Return[3]
Based on net asset value	3.55%	1.66%	3.96%	(1.63)%	6.26%

Ratios to Average Net Assets
Total expenses	1.63%	1.62%[4]	1.74%[4]	1.76%	1.74%[4]

Total expenses after fees waived and/or reimbursed	1.59%	1.55%	1.63%	1.66%	1.63%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.54%	1.55%	1.62%	1.62%	1.61%

Net investment income	1.06%	1.07%	1.75%	1.40%	1.97%

Supplemental Data
Net assets, end of year (000)	$110,227	$109,272	$119,113	$147,042	$206,568

Portfolio turnover rate[5]	594%	863%	702%	805%	739%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, the ratio would have been 1.61%. There was no financial impact to the expense ratios for the years ended September 30, 2014 and September 30, 2012.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	422%	616%	493%	440%	370%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,245%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	—	688%

See Notes to Financial Statements.

102	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock Core Bond Portfolio

	Class K
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.68	$9.65	$9.47	$9.81	$9.45

Net investment income[1]	0.21	0.22	0.28	0.25	0.30
Net realized and unrealized gain (loss)	0.25	0.05	0.20	(0.29)	0.39

Net increase (decrease) from investment operations	0.46	0.27	0.48	(0.04)	0.69

Distributions:[2]
From net investment income	(0.25)	(0.24)	(0.30)	(0.26)	(0.33)
From return of capital	—	—	—	(0.04)	—

Total distributions	(0.25)	(0.24)	(0.30)	(0.30)	(0.33)

Net asset value, end of year	$9.89	$9.68	$9.65	$9.47	$9.81

Total Return[3]
Based on net asset value	4.83%	2.83%	5.16%	(0.45)%	7.47%

Ratios to Average Net Assets
Total expenses	0.49%	0.47%[4]	0.60%	0.61%	0.60%

Total expenses after fees waived and/or reimbursed	0.45%	0.41%	0.46%	0.48%	0.47%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.40%	0.40%	0.45%	0.45%	0.45%

Net investment income	2.20%	2.21%	2.91%	2.54%	3.15%

Supplemental Data
Net assets, end of year (000)	$701,478	$728,521	$633,007	$597,618	$643,885

Portfolio turnover rate[5]	594%	863%	702%	805%	739%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	422%	616%	493%	440%	370%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,245%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	—	688%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	103

Financial Highlights (concluded)	BlackRock Core Bond Portfolio

	Class R
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.67	$9.64	$9.46	$9.81	$9.44

Net investment income[1]	0.15	0.15	0.21	0.18	0.23
Net realized and unrealized gain (loss)	0.25	0.06	0.20	(0.30)	0.40

Net increase (decrease) from investment operations	0.40	0.21	0.41	(0.12)	0.63

Distributions:[2]
From net investment income	(0.19)	(0.18)	(0.23)	(0.19)	(0.26)
From return of capital	—	—	—	(0.04)	—

Total distributions	(0.19)	(0.18)	(0.23)	(0.23)	(0.26)

Net asset value, end of year	$9.88	$9.67	$9.64	$9.46	$9.81

Total Return[3]
Based on net asset value	4.16%	2.17%	4.42%	(1.24)%	6.82%

Ratios to Average Net Assets
Total expenses	1.21%	1.17%	1.32%[4]	1.38%[4]	1.34%[4]

Total expenses after fees waived and/or reimbursed	1.09%	1.05%	1.18%	1.18%	1.19%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.04%	1.05%	1.17%	1.15%	1.17%

Net investment income	1.56%	1.57%	2.20%	1.82%	2.40%

Supplemental Data
Net assets, end of year (000)	$3,761	$3,050	$2,550	$2,246	$960

Portfolio turnover rate[5]	594%	863%	702%	805%	739%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014 and September 30, 2013, the ratio would have been 1.31% and 1.36%, respectively. There was no financial impact to the expense ratios for the year ended September 30, 2012.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	422%	616%	493%	440%	370%
Portfolio turnover rate including TBA Sale Commitments, to conform to the current presentation	—	—	—	—	1,245%
Portfolio turnover rate including TBA Sale Commitments and excluding MDRs	—	—	—	—	688%

See Notes to Financial Statements.

104	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Consolidated Financial Highlights	BlackRock High Yield Bond Portfolio

	Institutional
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$7.42	$8.20	$8.15	$7.94	$7.14

Net investment income[1]	0.41	0.40	0.46	0.49	0.49
Net realized and unrealized gain (loss)	0.24	(0.62)	0.17	0.26	0.80

Net increase (decrease) from investment operations	0.65	(0.22)	0.63	0.75	1.29

Distributions:[2]
From net investment income	(0.46)	(0.44)	(0.46)	(0.52)	(0.49)
From net realized gain	—	(0.12)	(0.12)	(0.02)	—

Total distributions	(0.46)	(0.56)	(0.58)	(0.54)	(0.49)

Net asset value, end of year	$7.61	$7.42	$8.20	$8.15	$7.94

Total Return[3]
Based on net asset value	9.21%	(2.82)%	7.88%	9.64%	18.92%

Ratios to Average Net Assets
Total expenses	0.61%[4,5]	0.59%[4]	0.62%[5]	0.64%	0.65%[5,6]

Total expenses after fees waived and/or reimbursed	0.61%[4]	0.59%[4]	0.62%	0.63%	0.65%[6]

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.60%[4]	0.58%[4]	0.59%	0.60%	0.63%

Net investment income	5.58%[4]	5.08%[4]	5.51%	6.05%	6.40%[6]

Supplemental Data
Net assets, end of year (000)	$9,031,925	$10,926,678	$7,898,330	$5,923,843	$3,989,753

Portfolio turnover rate	90%	70%	87%	84%	69%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	N/A	N/A	N/A

[5]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

[6]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	105

Consolidated Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Service
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$7.42	$8.20	$8.16	$7.94	$7.14

Net investment income[1]	0.39	0.38	0.43	0.47	0.47
Net realized and unrealized gain (loss)	0.25	(0.62)	0.16	0.26	0.80

Net increase (decrease) from investment operations	0.64	(0.24)	0.59	0.73	1.27

Distributions:[2]
From net investment income	(0.44)	(0.42)	(0.43)	(0.49)	(0.47)
From net realized gain	—	(0.12)	(0.12)	(0.02)	—

Total distributions	(0.44)	(0.54)	(0.55)	(0.51)	(0.47)

Net asset value, end of year	$7.62	$7.42	$8.20	$8.16	$7.94

Total Return[3]
Based on net asset value	9.04%	(3.13)%	7.41%	9.42%	18.52%

Ratios to Average Net Assets
Total expenses	0.90%[4,5]	0.90%[4]	0.94%[5]	0.95%[5]	0.98%[5,6]

Total expenses after fees waived and/or reimbursed	0.89%[4]	0.90%[4]	0.94%	0.94%	0.98%[6]

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.89%[4]	0.90%[4]	0.91%	0.92%	0.96%

Net investment income	5.32%[4]	4.76%[4]	5.20%	5.73%	6.08%[6]

Supplemental Data
Net assets, end of year (000)	$378,766	$303,043	$346,355	$372,559	$304,707

Portfolio turnover rate	90%	70%	87%	84%	69%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	N/A	N/A	N/A

[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2014 and September 30, 2012, the ratio would have been 0.93% and 0.95%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2016 and September 30, 2013.

[6]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

106	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Consolidated Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor A
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$7.42	$8.20	$8.15	$7.94	$7.14

Net investment income[1]	0.39	0.38	0.43	0.47	0.47
Net realized and unrealized gain (loss)	0.24	(0.62)	0.17	0.25	0.80

Net increase (decrease) from investment operations	0.63	(0.24)	0.60	0.72	1.27

Distributions:[2]
From net investment income	(0.44)	(0.42)	(0.43)	(0.49)	(0.47)
From net realized gain	—	(0.12)	(0.12)	(0.02)	—

Total distributions	(0.44)	(0.54)	(0.55)	(0.51)	(0.47)

Net asset value, end of year	$7.61	$7.42	$8.20	$8.15	$7.94

Total Return[3]
Based on net asset value	8.86%	(3.11)%	7.53%	9.29%	18.56%

Ratios to Average Net Assets
Total expenses	0.93%[4,5]	0.93%[4,5]	0.97%[5]	0.98%[5]	1.02%[6]

Total expenses after fees waived and/or reimbursed	0.93%[4]	0.92%[4]	0.95%	0.95%	0.94%[6]

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.92%[4]	0.92%[4]	0.92%	0.92%	0.92%

Net investment income	5.27%[4]	4.75%[4]	5.21%	5.74%	6.10%[6]

Supplemental Data
Net assets, end of year (000)	$3,733,406	$2,797,049	$3,120,217	$3,933,778	$3,437,217

Portfolio turnover rate	90%	70%	87%	84%	69%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	N/A	N/A	N/A
[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2016 and September 30, 2015, the ratio would have been 0.90% and 0.89%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2014 and September 30, 2013.

[6]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	107

Consolidated Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor B
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$7.42	$8.20	$8.16	$7.94	$7.14

Net investment income[1]	0.31	0.31	0.36	0.40	0.40
Net realized and unrealized gain (loss)	0.26	(0.62)	0.16	0.26	0.81

Net increase (decrease) from investment operations	0.57	(0.31)	0.52	0.66	1.21

Distributions:[2]
From net investment income	(0.37)	(0.35)	(0.36)	(0.42)	(0.41)
From net realized gain	—	(0.12)	(0.12)	(0.02)	—

Total distributions	(0.37)	(0.47)	(0.48)	(0.44)	(0.41)

Net asset value, end of year	$7.62	$7.42	$8.20	$8.16	$7.94

Total Return[3]
Based on net asset value	7.95%	(3.96)%	6.51%	8.51%	17.58%
Ratios to Average Net Assets
Total expenses	1.94%[4]	1.80%[4]	1.80%	1.79%	1.78%[5]

Total expenses after fees waived and/or reimbursed	1.94%[4]	1.80%[4]	1.80%	1.79%	1.78%[5]

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.94%[4]	1.80%[4]	1.77%	1.76%	1.76%

Net investment income	4.20%[4]	3.87%[4]	4.38%	4.90%	5.31%[5]

Supplemental Data
Net assets, end of year (000)	$330	$1,004	$2,489	$4,597	$7,472

Portfolio turnover rate	90%	70%	87%	84%	69%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	N/A	N/A	N/A
[5]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

108	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Consolidated Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor B1
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$7.42	$8.20	$8.15	$7.94	$7.14

Net investment income[1]	0.34	0.33	0.39	0.42	0.43
Net realized and unrealized gain (loss)	0.25	(0.62)	0.17	0.26	0.80

Net increase (decrease) from investment operations	0.59	(0.29)	0.56	0.68	1.23

Distributions:[2]
From net investment income	(0.40)	(0.37)	(0.39)	(0.45)	(0.43)
From net realized gain	—	(0.12)	(0.12)	(0.02)	—

Total distributions	(0.40)	(0.49)	(0.51)	(0.47)	(0.43)

Net asset value, end of year	$7.61	$7.42	$8.20	$8.15	$7.94

Total Return[3]
Based on net asset value	8.28%	(3.65)%	6.97%	8.74%	17.94%

Ratios to Average Net Assets
Total expenses	1.77%[4]	1.75%[4,5]	1.64%[5]	1.58%[5]	1.58%[5,6]

Total expenses after fees waived and/or reimbursed	1.46%[4]	1.46%[4]	1.49%	1.49%	1.48%[6]

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.46%[4]	1.46%[4]	1.46%	1.46%	1.46%

Net investment income	4.67%[4]	4.20%[4]	4.67%	5.20%	5.61%[6]

Supplemental Data
Net assets, end of year (000)	$522	$1,957	$4,796	$9,009	$20,236

Portfolio turnover rate	90%	70%	87%	84%	69%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	N/A	N/A	N/A
[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, September 30, 2014 and September 30, 2013, the ratio would have been 1.74%, 1.63% and 1.56%, respectively. There was no financial impact to the expense ratio for the year ended September 30, 2012.

[6]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	109

Consolidated Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor C
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$7.43	$8.21	$8.16	$7.95	$7.14

Net investment income[1]	0.33	0.32	0.37	0.40	0.41
Net realized and unrealized gain (loss)	0.24	(0.62)	0.17	0.26	0.81

Net increase (decrease) from investment operations	0.57	(0.30)	0.54	0.66	1.22

Distributions:[2]
From net investment income	(0.38)	(0.36)	(0.37)	(0.43)	(0.41)
From net realized gain	—	(0.12)	(0.12)	(0.02)	—

Total distributions	(0.38)	(0.48)	(0.49)	(0.45)	(0.41)

Net asset value, end of year	$7.62	$7.43	$8.21	$8.16	$7.95

Total Return[3]
Based on net asset value	8.04%	(3.85)%	6.73%	8.45%	17.77%

Ratios to Average Net Assets
Total expenses	1.69%[4]	1.67%[4,5]	1.70%[5]	1.72%[5]	1.75%[5,6]

Total expenses after fees waived and/or reimbursed	1.69%[4]	1.67%[4]	1.70%	1.72%	1.74%[6]

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.68%[4]	1.66%[4]	1.67%	1.69%	1.72%

Net investment income	4.51%[4]	4.00%[4]	4.44%	4.97%	5.31%[6]

Supplemental Data
Net assets, end of year (000)	$539,243	$578,935	$624,573	$535,426	$498,541

Portfolio turnover rate	90%	70%	87%	84%	69%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	N/A	N/A	N/A
[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2013, the ratio would have been 1.71%. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2014 and September 30, 2012.

[6]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

110	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Consolidated Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Investor C1
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$7.43	$8.21	$8.17	$7.95	$7.15

Net investment income[1]	0.34	0.33	0.39	0.42	0.42
Net realized and unrealized gain (loss)	0.25	(0.62)	0.16	0.27	0.80

Net increase (decrease) from investment operations	0.59	(0.29)	0.55	0.69	1.22

Distributions:[2]
From net investment income	(0.40)	(0.37)	(0.39)	(0.45)	(0.42)
From net realized gain	—	(0.12)	(0.12)	(0.02)	—

Total distributions	(0.40)	(0.49)	(0.51)	(0.47)	(0.42)

Net asset value, end of year	$7.62	$7.43	$8.21	$8.17	$7.95

Total Return[3]
Based on net asset value	8.23%	(3.68)%	6.78%	8.79%	17.83%

Ratios to Average Net Assets
Total expenses	1.51%[4]	1.49%[4]	1.52%	1.55%[5]	1.59%[5,6]

Total expenses after fees waived and/or reimbursed	1.51%[4]	1.49%[4]	1.52%	1.55%	1.56%[6]

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.50%[4]	1.49%[4]	1.50%	1.52%	1.54%

Net investment income	4.69%[4]	4.19%[4]	4.63%	5.15%	5.53%[6]

Supplemental Data
Net assets, end of year (000)	$52,539	$61,492	$79,613	$88,458	$100,404

Portfolio turnover rate	90%	70%	87%	84%	69%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	N/A	N/A	N/A

[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2013 and September 30, 2012, the ratio would have been 1.52% and 1.57%, respectively.

[6]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	111

Consolidated Financial Highlights (continued)	BlackRock High Yield Bond Portfolio

	Class K
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$7.42	$8.20	$8.16	$7.94	$7.14

Net investment income[1]	0.42	0.41	0.47	0.50	0.50
Net realized and unrealized gain (loss)	0.25	(0.62)	0.16	0.26	0.80

Net increase (decrease) from investment operations	0.67	(0.21)	0.63	0.76	1.30

Distributions:[2]
From net investment income	(0.47)	(0.45)	(0.47)	(0.52)	(0.50)
From net realized gain	—	(0.12)	(0.12)	(0.02)	—

Total distributions	(0.47)	(0.57)	(0.59)	(0.54)	(0.50)

Net asset value, end of year	$7.62	$7.42	$8.20	$8.16	$7.94

Total Return[3]
Based on net asset value	9.44%	(2.76)%	7.82%	9.84%	18.99%

Ratios to Average Net Assets
Total expenses	0.53%[4,5]	0.53%[4]	0.56%[5]	0.56%[5]	0.60%[5,6]

Total expenses after fees waived and/or reimbursed	0.53%[4]	0.51%[4]	0.55%	0.56%	0.58%[6]

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	0.52%[4]	0.51%[4]	0.53%	0.54%	0.56%

Net investment income	5.71%[4]	5.17%[4]	5.59%	6.13%	6.48	%6

5.71%Supplemental Data
Net assets, end of year (000)	$5,028,654	$1,853,500	$1,352,840	$934,195	$897,435

Portfolio turnover rate	90%	70%	87%	84%	69%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	N/A	N/A	N/A

[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2012, the ratio would have been 0.58%. There was no financial impact to the expense ratios for the years ended September 30, 2016, September 30, 2014 and September 30, 2013.

[6]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

112	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Consolidated Financial Highlights (concluded)	BlackRock High Yield Bond Portfolio

	Class R
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$7.42	$8.20	$8.15	$7.94	$7.13

Net investment income[1]	0.36	0.35	0.41	0.44	0.44
Net realized and unrealized gain (loss)	0.24	(0.62)	0.17	0.25	0.81

Net increase (decrease) from investment operations	0.60	(0.27)	0.58	0.69	1.25

Distributions:[2]
From net investment income	(0.41)	(0.39)	(0.41)	(0.46)	(0.44)
From net realized gain	—	(0.12)	(0.12)	(0.02)	—

Total distributions	(0.41)	(0.51)	(0.53)	(0.48)	(0.44)

Net asset value, end of year	$7.61	$7.42	$8.20	$8.15	$7.94

Total Return[3]
Based on net asset value	8.51%	(3.43)%	7.19%	8.92%	18.31%

Ratios to Average Net Assets
Total expenses	1.26%[4,5]	1.23%[4,5]	1.28%	1.31%	1.36%[6]

Total expenses after fees waived and/or reimbursed	1.26%[4]	1.23%[4]	1.27%	1.29%	1.30%[6]

Total expenses after fees waived and/or reimbursed and excluding interest expense and income tax	1.25%[4]	1.22%[4]	1.24%	1.26%	1.28%

Net investment income	4.95%[4]	4.46%[4]	4.90%	5.41%	5.77%[6]

Supplemental Data
Net assets, end of year (000)	$113,010	$97,300	$72,267	$47,906	$32,159

Portfolio turnover rate	90%	70%	87%	84%	69%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.01%	0.01%	N/A	N/A	N/A

[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, the ratio would have been 1.22%. There was no financial impact to the expense ratio for the year ended September 30, 2016.

[6]	Restated to include income taxes for the consolidated entity.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	113

Financial Highlights	BlackRock Low Duration Bond Portfolio

	Institutional
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.68	$9.74	$9.71	$9.83	$9.57

Net investment income[1]	0.16	0.16	0.22	0.22	0.25
Net realized and unrealized gain (loss)	—	(0.04)	0.02	(0.12)	0.26

Net increase from investment operations	0.16	0.12	0.24	0.10	0.51

Distributions:[2]
From net investment income	(0.19)	(0.18)	(0.21)	(0.21)	(0.25)
From return of capital	—	—	—	(0.01)	—

Total distributions	(0.19)	(0.18)	(0.21)	(0.22)	(0.25)

Net asset value, end of year	$9.65	$9.68	$9.74	$9.71	$9.83

Total Return[3]
Based on net asset value	1.63%	1.19%	2.52%	1.06%	5.43%

Ratios to Average Net Assets
Total expenses	0.50%	0.52%[4]	0.66%[4]	0.70%	0.72%

Total expenses after fees waived and/or reimbursed	0.47%	0.45%	0.46%	0.48%	0.47%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.45%	0.45%	0.45%	0.45%	0.45%

Net investment income	1.66%	1.61%	2.26%	2.25%	2.61%

Supplemental Data
Net assets, end of year (000)	$3,020,681	$2,885,841	$1,134,331	$849,700	$762,769

Portfolio turnover rate[5]	316%	289%	269%	301%	203%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	246%	231%	194%	239%	172%

See Notes to Financial Statements.

114	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Service
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.67	$9.74	$9.71	$9.82	$9.57

Net investment income[1]	0.13	0.13	0.19	0.19	0.22
Net realized and unrealized gain (loss)	(0.01)	(0.05)	0.02	(0.11)	0.24

Net increase from investment operations	0.12	0.08	0.21	0.08	0.46

Distributions:[2]
From net investment income	(0.15)	(0.15)	(0.18)	(0.18)	(0.21)
From return of capital	—	—	—	(0.01)	—

Total distributions	(0.15)	(0.15)	(0.18)	(0.19)	(0.21)

Net asset value, end of year	$9.64	$9.67	$9.74	$9.71	$9.82

Total Return[3]
Based on net asset value	1.29%	0.78%	2.16%	0.79%	4.93%

Ratios to Average Net Assets
Total expenses	0.81%[4]	0.88%[4]	0.94%[4]	1.00%[4]	1.01%[4]

Total expenses after fees waived and/or reimbursed	0.81%	0.77%	0.82%	0.86%	0.85%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.79%	0.77%	0.81%	0.82%	0.83%

Net investment income	1.32%	1.31%	1.92%	1.90%	2.24%

Supplemental Data
Net assets, end of year (000)	$60,358	$56,550	$217,127	$231,914	$263,552

Portfolio turnover rate[5]	316%	289%	269%	301%	203%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2016 the ratio would have been 0.78%. There was no financial impact to the expense ratios for the years ended September 30, 2015, September 30, 2014, September 30, 2013 and September 30, 2012.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	246%	231%	194%	239%	172%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	115

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor A
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.67	$9.74	$9.71	$9.82	$9.57

Net investment income[1]	0.13	0.12	0.19	0.18	0.22
Net realized and unrealized gain (loss)	(0.01)	(0.04)	0.02	(0.10)	0.24

Net increase from investment operations	0.12	0.08	0.21	0.08	0.46

Distributions:[2]
From net investment income	(0.15)	(0.15)	(0.18)	(0.18)	(0.21)
From return of capital	—	—	—	(0.01)	—

Total distributions	(0.15)	(0.15)	(0.18)	(0.19)	(0.21)

Net asset value, end of year	$9.64	$9.67	$9.74	$9.71	$9.82

Total Return[3]
Based on net asset value	1.29%	0.75%	2.16%	0.83%	4.94%

Ratios to Average Net Assets
Total expenses	0.83%	0.86%[4]	0.96%[4]	0.97%[4]	1.02%[4]

Total expenses after fees waived and/or reimbursed	0.81%	0.79%	0.81%	0.83%	0.83%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.79%	0.79%	0.80%	0.79%	0.81%

Net investment income	1.32%	1.29%	1.93%	1.82%	2.25%

Supplemental Data
Net assets, end of year (000)	$875,788	$822,299	$1,472,352	$1,523,705	$546,318

Portfolio turnover rate[5]	316%	289%	269%	301%	203%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2015 and September 30, 2013, the ratios would have been 0.85% and 0.95%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2014 and September 30, 2012.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	246%	231%	194%	239%	172%

See Notes to Financial Statements.

116	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor A1
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.68	$9.75	$9.72	$9.83	$9.58

Net investment income[1]	0.15	0.14	0.20	0.20	0.23
Net realized and unrealized gain (loss)	(0.01)	(0.05)	0.02	(0.10)	0.25

Net increase from investment operations	0.14	0.09	0.22	0.10	0.48

Distributions:[2]
From net investment income	(0.17)	(0.16)	(0.19)	(0.20)	(0.23)
From return of capital	—	—	—	(0.01)	—

Total distributions	(0.17)	(0.16)	(0.19)	(0.21)	(0.23)

Net asset value, end of year	$9.65	$9.68	$9.75	$9.72	$9.83

Total Return[3]
Based on net asset value	1.48%	0.94%	2.33%	0.98%	5.12%

Ratios to Average Net Assets
Total expenses	0.68%	0.69%	0.81%[4]	0.85%	0.86%

Total expenses after fees waived and/or reimbursed	0.62%	0.60%	0.65%	0.67%	0.66%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.60%	0.60%	0.64%	0.64%	0.64%

Net investment income	1.51%	1.47%	2.09%	2.08%	2.43%

Supplemental Data
Net assets, end of year (000)	$11,892	$14,742	$18,617	$20,196	$22,846

Portfolio turnover rate[5]	316%	289%	269%	301%	203%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	246%	231%	194%	239%	172%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	117

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor C
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.67	$9.73	$9.71	$9.82	$9.56

Net investment income[1]	0.06	0.05	0.12	0.12	0.15
Net realized and unrealized gain (loss)	(0.01)	(0.04)	0.01	(0.11)	0.25

Net increase from investment operations	0.05	0.01	0.13	0.01	0.40

Distributions:[2]
From net investment income	(0.08)	(0.07)	(0.11)	(0.11)	(0.14)
From return of capital	—	—	—	(0.01)	—

Total distributions	(0.08)	(0.07)	(0.11)	(0.12)	(0.14)

Net asset value, end of year	$9.64	$9.67	$9.73	$9.71	$9.82

Total Return[3]
Based on net asset value	0.55%	0.11%	1.31%	0.08%	4.31%

Ratios to Average Net Assets
Total expenses	1.59%	1.59%	1.71%[4]	1.74%	1.76%

Total expenses after fees waived and/or reimbursed	1.55%	1.53%	1.54%	1.56%	1.55%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.53%	1.53%	1.53%	1.53%	1.53%

Net investment income	0.58%	0.54%	1.19%	1.18%	1.53%

Supplemental Data
Net assets, end of year (000)	$372,307	$361,424	$331,179	$293,864	$268,261

Portfolio turnover rate[5]	316%	289%	269%	301%	203%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	246%	231%	194%	239%	172%

See Notes to Financial Statements.

118	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor C2
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.67	$9.74	$9.71	$9.82	$9.57

Net investment income[1]	0.11	0.11	0.17	0.17	0.21
Net realized and unrealized gain (loss)	—	(0.05)	0.02	(0.10)	0.24

Net increase from investment operations	0.11	0.06	0.19	0.07	0.45

Distributions:[2]
From net investment income	(0.14)	(0.13)	(0.16)	(0.17)	(0.20)
From return of capital	—	—	—	(0.01)	—

Total distributions	(0.14)	(0.13)	(0.16)	(0.18)	(0.20)

Net asset value, end of year	$9.64	$9.67	$9.74	$9.71	$9.82

Total Return[3]
Based on net asset value	1.14%	0.60%	2.00%	0.67%	4.81%

Ratios to Average Net Assets
Total expenses	0.98%	0.99%	1.11%[4]	1.12%	1.12%

Total expenses after fees waived and/or reimbursed	0.96%	0.94%	0.97%	0.98%	0.96%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.94%	0.94%	0.96%	0.94%	0.94%

Net investment income	1.17%	1.14%	1.77%	1.78%	2.13%

Supplemental Data
Net assets, end of year (000)	$6,139	$6,938	$7,939	$11,905	$13,838

Portfolio turnover rate[5]	316%	289%	269%	301%	203%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	246%	231%	194%	239%	172%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	119

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Investor C3
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.67	$9.73	$9.71	$9.82	$9.56

Net investment income[1]	0.06	0.06	0.12	0.12	0.14
Net realized and unrealized gain (loss)	(0.01)	(0.06)	0.01	(0.11)	0.25

Net increase from investment operations	0.05	0.00	0.13	0.01	0.39

Distributions:[2]
From net investment income	(0.08)	(0.06)	(0.11)	(0.11)	(0.13)
From return of capital	—	—	—	(0.01)	—

Total distributions	(0.08)	(0.06)	(0.11)	(0.12)	(0.13)

Net asset value, end of year	$9.64	$9.67	$9.73	$9.71	$9.82

Total Return[3]
Based on net asset value	0.57%	0.14%	1.30%	0.09%	4.23%

Ratios to Average Net Assets
Total expenses	1.57%	1.57%	1.69%[4]	1.70%	1.77%

Total expenses after fees waived and/or reimbursed	1.52%	1.50%	1.56%	1.56%	1.61%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.50%	1.50%	1.55%	1.52%	1.60%

Net investment income	0.61%	0.57%	1.18%	1.20%	1.46%

Supplemental Data
Net assets, end of year (000)	$18,350	$21,631	$26,209	$30,075	$35,383

Portfolio turnover rate[5]	316%	289%	269%	301%	203%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	246%	231%	194%	239%	172%

See Notes to Financial Statements.

120	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock Low Duration Bond Portfolio

	Class K
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.67	$9.73	$9.71	$9.82	$9.56

Net investment income[1]	0.16	0.16	0.23	0.23	0.26
Net realized and unrealized gain (loss)	—	(0.04)	0.01	(0.11)	0.25

Net increase from investment operations	0.16	0.12	0.24	0.12	0.51

Distributions:[2]
From net investment income	(0.19)	(0.18)	(0.22)	(0.22)	(0.25)
From return of capital	—	—	—	(0.01)	—

Total distributions	(0.19)	(0.18)	(0.22)	(0.23)	(0.25)

Net asset value, end of year	$9.64	$9.67	$9.73	$9.71	$9.82

Total Return[3]
Based on net asset value	1.69%	1.24%	2.46%	1.21%	5.48%

Ratios to Average Net Assets
Total expenses	0.44%	0.44%[4]	0.58%[4]	0.62%	0.61%

Total expenses after fees waived and/or reimbursed	0.41%	0.40%	0.42%	0.45%	0.43%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.40%	0.40%	0.41%	0.41%	0.41%

Net investment income	1.71%	1.67%	2.30%	2.30%	2.65%

Supplemental Data
Net assets, end of year (000)	$930,769	$927,190	$557,690	$319,318	$310,879

Portfolio turnover rate[5]	316%	289%	269%	301%	203%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratios.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	246%	231%	194%	239%	172%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	121

Financial Highlights (concluded)	BlackRock Low Duration Bond Portfolio

	Class R
	Year Ended September 30,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$9.67	$9.74	$9.71	$9.82	$9.57

Net investment income[1]	0.10	0.10	0.15	0.15	0.18
Net realized and unrealized gain (loss)	—	(0.05)	0.02	(0.11)	0.24

Net increase from investment operations	0.10	0.05	0.17	0.04	0.42

Distributions:[2]
From net investment income	(0.13)	(0.12)	(0.14)	(0.14)	(0.17)
From return of capital	—	—	—	(0.01)	—

Total distributions	(0.13)	(0.12)	(0.14)	(0.15)	(0.17)

Net asset value, end of year	$9.64	$9.67	$9.74	$9.71	$9.82

Total Return[3]
Based on net asset value	1.04%	0.48%	1.81%	0.43%	4.48%

Ratios to Average Net Assets
Total expenses	1.24%	1.16%	1.29%[4]	1.36%	1.43%

Total expenses after fees waived and/or reimbursed	1.06%	1.05%	1.16%	1.22%	1.27%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.04%	1.05%	1.15%	1.19%	1.26%

Net investment income	1.07%	1.02%	1.57%	1.54%	1.81%

Supplemental Data
Net assets, end of year (000)	$5,181	$4,247	$3,860	$4,529	$6,573

Portfolio turnover rate[5]	316%	289%	269%	301%	203%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Includes recoupment of past waived and/or reimbursed fees with no financial impact to the expense ratio.

[5]	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Portfolio turnover rate (excluding MDRs)	246%	231%	194%	239%	172%

See Notes to Financial Statements.

122	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Notes to Financial Statements

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Core Bond Portfolio	Core Bond	Diversified
BlackRock High Yield Bond Portfolio	High Yield Bond	Diversified
BlackRock Low Duration Bond Portfolio	Low Duration Bond	Diversified

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional, Service and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Investor B Shares are available only through exchanges and dividend and capital gain reinvestments by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Investor A1, B1, C1, C2 and C3 Shares are only available for dividend and capital gain reinvestment by existing shareholders, and for purchase by certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B and Investor B1 shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Service, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor A1 Shares	No2	No3	None
Investor B Shares	No	Yes	To Investor A Shares after 7 years
Investor B1 Shares	No	Yes	To Investor A Shares after 10 years
Investor C Shares	No	Yes	None
Investor C1, Investor C2 and Investor C3 Shares	No	No4	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

[2]

Investor A1 Shares are subject to a maximum sales charge on purchases of 1.00%. The sales charge does not apply to dividend and capital gain reinvestments by existing shareholders and new purchases for certain employer-sponsored retirement plans, which are currently the only investors who may invest in Investor A1 Shares.

[3]

Investor A1 Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase. However, the CDSC does not apply to redemptions by certain employer-sponsored retirement plans, or to redemptions of shares acquired through reinvestments of dividends and capital gains by existing shareholders.

[4]

A CDSC of 1.00% is assessed on certain redemptions of Investor C1, C2 and C3 Shares made within one year after purchase. The CDSC does not apply to redemptions by certain employer-sponsored retirement plans or to redemptions of shares acquired through reinvestment of dividends and capital gains by existing shareholders.

On June 23, 2015, certain of the Funds’ share classes converted into other existing share classes, with the same relative aggregate net asset value as the original shares held immediately prior to the conversion, as follows:

	Original Shares	New Shares
Core Bond.	Investor B	Investor A
Low Duration Bond	Investor B	Investor A
Low Duration Bond	Investor B3	Investor A

The Funds, together with certain other registered investment companies advised by BlackRock Advisor, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

Basis of Consolidation: The accompanying consolidated financial statements of High Yield Bond include the accounts of BLK BR HY (Luxembourg) Investments, S.a.r.l. (the “Luxembourg Subsidiary”) and BR-HIYLD Subsidiary, LLC (the “U.S. Subsidiary”), both of which are wholly owned taxable subsidiaries of High Yield Bond (the “Taxable Subsidiaries”). The U.S. Subsidiary enables High Yield Bond to hold investments in operating companies and still satisfy regulated investment company tax requirements. Income earned and gains realized on the investments held by the U.S. Subsidiary are taxable to such subsidiary. The Luxembourg Subsidiary holds shares of private Canadian companies. Gains on the sale of such shares will generally not be subject to capital gains taxes in Canada. Income earned on the investments held by the Taxable Subsidiaries may be taxable to such subsidiaries in Luxembourg. A tax provision for income, if any, is shown as income tax in the Consolidated Statements of Operations for High Yield Bond. A tax provision for realized and unrealized gains, if any, is included as a reduction of realized and/or unrealized gain (loss) in the Consolidated Statements of Operations for High Yield Bond. High Yield Bond may invest up to 25% of its total assets in the U.S. Subsidiary. Intercompany accounts and transactions have been eliminated. Both the U.S. and Luxembourg Subsidiaries are subject to the same investment policies and restrictions that apply to High Yield Bond.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	123

Notes to Financial Statements (continued)

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written and swaps), or certain borrowings (e.g., reverse repurchase agreements) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend date and made at least annually. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (”NAV“) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of September 30, 2016, certain investments of High Yield Bond were valued using NAV per share or its equivalent as no quoted market value is available and have been excluded from the fair value hierarchy.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

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Notes to Financial Statements (continued)

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements,news, and other relevant information. Certain fixed-income securities including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at net asset value each business day.

•

High Yield Bond values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. High Yield Bond may withdraw up to 25% of its investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	125

Notes to Financial Statements (continued)

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”), and other Fair Valued Investments, the fair valuation methodologies that are used by third party pricing services include the market approach, income approach and the cost approach, using one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i	)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii	)	recapitalizations and other transactions across the capital structure; and
	(iii	)	market multiples of comparable issuers.

Income approach	(i	)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii	)	quoted prices for similar investments or assets in active markets; and
	(iii	)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i	)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii	)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii	)	relevant news and other public sources; and
	(iv	)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

For investments in series of preferred stock that often contain rights and preferences that differ from other series of preferred stock and common stock issued by a private company, fair value is allocated among the various classes of preferred and common stock. The allocation of equity value may utilize an option pricing model “OPM”, a probability weighted expected return model “PWERM”, or a hybrid approach which combines the use of the OPM, the PWERM and/or other allocation methodologies.

The private companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a private company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation methodologies are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

126	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 Investments include equity or debt issued by privately-held companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation methodologies may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

As of September 30, 2016, certain of the High Yield Bond’s investments were valued using NAV per share (or its equivalent) as a practical expedient for fair value and have been excluded from the fair value hierarchy.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Fund may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment

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Notes to Financial Statements (continued)

grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, a Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds, are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of the these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying

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Notes to Financial Statements (continued)

stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result to proceeds from the sale to not be readily available for a Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of the Funds to the extent they invest in floating rate loan interest. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a Fund’s investment policies.

When a Fund purchases a floating rate loan interest, it may receive a facility fee, and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, TBA commitments may be entered into by a Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the

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counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, a Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain eligible collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for a Fund and its counterparties. Typically, a Fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a Fund, respectively. A Fund, along with other registered investment companies advised by the Manager, may transfer uninvested cash into a single joint trading account which is then invested in one or more repurchase agreements. As of period end, there were no joint trading accounts invested in repurchase agreements.

In the event the counterparty defaults and the fair value of the collateral declines, a Fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits the a Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund would recognize a liability with respect to such excess collateral. The liability reflects a Fund’s obligation under bankruptcy law to return the excess to the counterparty.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a Fund would still be required to pay the full repurchase price. Further, a Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.

Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund.

For the year ended September 30, 2016, the average amount of reverse repurchase agreements outstanding and the daily weighted average interest rates were as follows:

	Average Borrowings	Daily Weighted Average Interest Rate
Core Bond	$456,419,289	0.30%
High Yield Bond	$178,287,980	(0.59)%
Low Duration Bond	$222,143,747	0.30%

Reverse repurchase transactions are entered into by a Fund under MRA, which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under an MRA with collateral held and/or posted to the counterparty

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and create one single net payment due to or from a Fund. With reverse repurchase transactions, typically a Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following tables are summaries of the Funds’ open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

	Reverse Repurchase Agreements	Fair Value of Non-cash Collateral Received/(Pledged) Including Accrued Interest[1]	Cash Collateral Received[1]	Net Amount[2]
Core Bond
Counterparty
Amherst Pierpont Securities LLC	$ 21,556,990	$ (21,267,777)	—	$ 289,213
Barclays Capital, Inc.	133,505,232	(133,333,963)	—	171,269
Citigroup Global Markets, Inc.	69,914,248	(69,887,190)	—	27,058
Credit Agricole Corporate and Investment Bank	130,430,432	(130,507,416)	$760,000	683,016
Credit Suisse Securities (USA) LLC	73,986,477	(73,954,208)	—	32,269
Deutsche Bank Securities, Inc.	153,319,793	(153,049,342)	—	270,451
Merrill Lynch, Pierce, Fenner & Smith, Inc.	50,041,025	(49,940,520)	—	100,505
Total	$632,754,197	$(631,940,416)	$760,000	$1,573,781

High Yield Bond
Counterparty
Barclays Capital, Inc.	$ 16,177,057	$ (16,374,057)	$197,000	—
Deutsche Bank Securities, Inc.	156,334,863	(156,334,863)	—	—
HSBC Securities (USA), Inc.	106,994,664	(106,994,664)	—	—
RBC Capital Markets, LLC	198,762,834	(198,762,834)	—	—
Total	$478,269,418	$(478,466,418)	$197,000	—

Low Duration Bond
Counterparty
Bank of Montreal	$ 45,124,906	$ (45,124,906)	—	—

[1]

Net collateral with a value of $631,180,416 for Core Bond, $559,056,088 for High Yield Bond and $45,173,725 for Low Duration has been pledged/received in connection with open reverse repurchase agreements. Excess of collateral received/pledged to the individual counterparty is not shown for financial reporting purposes.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Fund’s obligation to repurchase the securities.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter, at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as investment companies in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value — unaffiliated, and

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collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following table is a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

High Yield Bond
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$ 293,760	$ (293,760)	—
Credit Suisse Securities (USA) LLC	16,096,416	(16,096,416)	—
Deutsche Bank Securities, Inc.	3,846,000	(3,846,000)	—
Goldman Sachs & Co.	164,684,256	(164,684,256)	—
Morgan Stanley	11,273,040	(11,273,040)	—
Total	$196,193,472	$(196,193,472)	—

[1]

Cash collateral with a value of $199,272,779 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the table above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g. inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was

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opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments (including equity risk, interest rate risk and/or commodity price risk) and/or, in the case of options written, to generate gains from options premiums.

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value — unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain Funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

The Funds may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options and up-and-out options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when it otherwise would not, or at a price different from the current market value.

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Swaps: Certain Funds enter into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•

Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with

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their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

	Core Bond	High Yield Bond	Low Duration Bond
Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.350%	0.500%	0.350%
$1 Billion — $2 Billion	0.340%	0.450%	0.340%
$2 Billion — $3 Billion	0.330%	0.425%	0.330%
$3 Billion — $25 Billion	0.320%	0.400%	0.320%
$25 Billion — $30 Billion	0.320%	0.375%[1]	0.320%
Greater than $30 Billion	0.320%	0.350%[1]	0.320%

[1]	Prior to June 15, 2016, High Yield Bond paid the Manager a monthly fee of 0.40% based on average daily net assets greater than $3 billion.

The Manager provides investment management and other services to the U.S. and Luxembourg Subsidiaries. The Manager does not receive separate compensation from the U.S. and Luxembourg Subsidiaries for providing investment management or administrative services. However, High Yield Bond pays the Manager based on the Fund’s net assets, which includes the assets of U.S. and Luxembourg Subsidiaries.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	135

Notes to Financial Statements (continued)

Service and Distribution Fees The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of each Fund as follows:

	Service	Investor A	Investor A1	Investor B	Investor B1	Investor C	Investor C1	Investor C2	Investor C3	Class R
Service Fee	0.25%	0.25%	0.10%	0.25%	0.25%	0.25%	0.25%	0.10%	0.25%	0.25%
Distribution Fee	—	—	—	0.75%	0.50%	0.75%	0.55%	0.30%	0.65%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the year ended September 30, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Service	Investor A	Investor A1	Investor B	Investor B1	Investor C	Investor C1	Investor C2	Investor C3	Class R	Total
Core Bond	$124,963	$1,229,113	—	—	—	$1,098,383	—	—	—	$17,418	$2,469,877
High Yield Bond	$826,323	$7,521,335	—	$5,713	$8,775	$5,392,309	$442,326	—	—	$502,956	$14,699,737
Low Duration Bond	$148,066	$2,113,455	$13,820	—	—	$3,757,660	—	$26,269	$180,082	$25,016	$6,264,368

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400%
$1 Billion — $2 Billion	0.0375%
$2 Billion — $4 Billion	0.0350%
$4 Billion — $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended September 30, 2016, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Service	Investor A	Investor A1	Investor B	Investor B1	Investor C	Investor C1	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$360,505	$9,997	$98,329	—	—	—	$21,968	—	—	—	$139,806	$697	$631,302
High Yield Bond	$1,794,378	$66,106	$601,707	—	$114	$234	$107,846	$11,058	—	—	$827,547	$20,118	$3,429,108
Low Duration Bond	$589,809	$11,845	$169,076	$2,764	—	—	$75,153	—	$1,313	$4,002	$166,399	$1,001	$1,021,362

The Manager may have, at its discretion, voluntarily waived all or any portion of its administration fees for a Fund or a share class, which are included in administration fees waived — class specific in the Statements of Operations.

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the year ended September 30, 2016, the Funds paid the following amounts to affiliates of BlackRock in return for these services, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor C	Total
Core Bond	$577,176	$9,524	$6,351	—	$593,051
High Yield Bond	$494,471	$9,423	$14,860	$ 3	$518,757
Low Duration Bond	$223,181	$3,663	$5,901	—	$232,745

136	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

The Manager maintains a call center that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended September 30, 2016, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Service	Investor A	Investor A1	Investor B	Investor C	Investor C2	Class K	Class R	Total
Core Bond	$ 5,429	—	$10,804	—	—	$1,672	—	$1,092	$18	$ 19,015
High Yield Bond	$60,464	$1,545	$71,307	—	$94	$9,930	—	$51,374	$2,375	$197,089
Low Duration Bond	$11,838	$415	$4,701	$368	—	$3,282	$87	$1,606	$61	$ 22,358

For the year ended September 30, 2016, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Service	Investor A	Investor A1	Investor B	Investor B1	Investor C	Investor C1	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$2,224,438	$30,670	$839,805	—	—	—	$155,089	—	—	—	$1,504	$7,414	$ 3,258,920
High Yield Bond	$9,931,007	$484,170	$4,646,358	—	$2,533	$6,009	$1,019,114	$115,468	—	—	$1,127,291	$258,624	$17,590,574
Low Duration Bond	$1,628,869	$51,563	$1,141,971	$19,830	—	—	$565,681	—	$9,076	$44,763	$4,650	$15,048	$ 3,481,451

Other Fees: For the year ended September 30, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

Core Bond	$ 28,937
High Yield Bond	$111,308
Low Duration Bond	$ 63,293

For the year ended September 30, 2016, affiliates received CDSCs as follows:

	Investor A	Investor B	Investor C
Core Bond	$ 4,065	—	$20,215
High Yield Bond	$25,956	$357	$75,055
Low Duration Bond	$80,892	—	$64,983

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Core Bond	High Yield Bond	Low Duration Bond
Institutional	0.45%	0.67%	0.45%
Service	0.79%	1.02%	0.79%
Investor A	0.79%	0.92%	0.79%
Investor A1	N/A	N/A	0.60%
Investor B1	N/A	1.46%	N/A
Investor C	1.54%	1.72%	1.53%
Investor C1	N/A	1.56%	N/A
Investor C2	N/A	N/A	0.94%
Investor C3	N/A	N/A	1.50%
Class K	0.40%	0.58%	0.40%
Class R	1.04%	1.28%	1.04%
The Manager has agreed not to reduce or discontinue these contractual expense limitations prior to February 1, 2017, unless approved by the Board, including a majority of the Independent Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”) or by a vote of a majority of the outstanding voting securities of the Funds.

With respect to each Fund, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended September 30, 2016, the amounts waived were as follows:

Core Bond	$ 8,927
High Yield Bond	$267,682
Low Duration Bond	$ 38,353

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	137

Notes to Financial Statements (continued)

Effective September 1, 2016, the Manager has voluntarily agreed to waive the investment advisory fee payable by a fund with respect to any portion of such Fund’s assets estimated to be attributable to investments in other equity and fixed-income funds and exchange-traded funds funds managed by the Manager or its affiliates. This voluntary waiver may be reduced or discontinued at any time without notice. These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended September 30, 2016, the amounts waived were as follows:

High Yield Bond	$53,454
Low Duration Bond	$12,559

These amounts waived and/or reimbursed are included in fees waived by the Manager, and shown as administration fees waived — class specific, transfer agent fees waived — class specific and transfer agent fees reimbursed — class specific, respectively, in the Statements of Operations. For the year ended September 30, 2016, the amounts included in fees waived by the Manager were as follows:

Core Bond	$743,228
Low Duration Bond	$240,861

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived	Institutional	Service	Investor A	Investor A1	Investor B1	Investor C	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$360,505	$1,098	$98,051	—	—	$18,821	—	—	$139,327	$697	$618,499
High Yield Bond	—	—	$26,880	—	$224	—	—	—	$81,666	$29	$108,799
Low Duration Bond	$538,027	—	$121,296	$2,690	—	$75,143	$1,168	$3,698	$159,341	$1,001	$902,364

Transfer Agent Fees Waived	Institutional	Investor A	Investor A1	Investor C	Investor C2	Class K	Class R	Total
Core Bond	$5,429	$10,777	—	$1,118	—	$1,068	$18	$18,410
High Yield Bond	—	—	—	—	—	$11,429	—	$11,429
Low Duration Bond	$7,367	$308	$345	$3,274	$55	$1,524	$61	$12,934

Transfer Agent Fees Reimbursed	Institutional	Service	Investor A	Investor A1	Investor B1	Investor C	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	$1,312,688	$2,323	$138,412	—	—	$4,730	—	—	$405	$2,500	$1,461,058
High Yield Bond	—	—	—	—	$3,341	—	—	—	$6,985	—	$10,326
Low Duration Bond	$165,552	—	$927	$5,683	—	$73,827	$151	$5,989	$2,813	$7,926	$262,868

With respect to the contractual expense caps, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

• The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.

• The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

For the year ended September 30, 2016, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

Recoupment of Past Waived Fees	Institutional	Service	Investor A	Investor B1	Investor C	Investor C1	Investor C2	Investor C3	Class K	Class R	Total
Core Bond	—	$32,866	$500	—	$1,150	—	—	—	$1,117	—	$35,633
High Yield Bond	$136,344	$274	$898,498	$107	—	—	—	—	$242,887	$1,611	$1,279,721
Low Duration Bond	—	$20,070	$28	—	—	—	$175	$771	—	—	$21,044

138	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

On September 30, 2016, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

	Expiring September 30,

	2017	2018

Core Bond
Fund Level	$1,200,606	$743,228
Institutional	$1,625,227	$1,678,622
Service	$9,899	$3,421
Investor A	$217,310	$247,240
Investor C	$25,081	$24,669
Class K	$167,162	$140,800
Class R	$2,244	$3,215
High Yield Bond
Investor A	$158,347	$26,880
Investor B1	$9,613	$3,565
Class K	—	$100,080
Class R	—	$29
Low Duration Bond
Fund Level	$1,036,500	$240,861
Institutional	$1,424,437	$710,946
Service	$21,891	—
Investor A	$300,952	$122,531
Investor A1	$9,403	$8,718
Investor C	$122,243	$152,244
Investor C2	$1,290	$1,374
Investor C3	$9,114	$9,687
Class K	$197,411	$163,678
Class R	$3,201	$8,988

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2016:

	Core Bond	High Yield Bond	Low Duration Bond
Fund Level	$2,799,209	—	$4,497,528
Institutional	$664,154	—	—
Investor A	$30,622		$ 282,950
Investor B1	—	$10,661	—
Investor C	—	—	$ 145,600
Class K	$162,821	—	$ 124,109
Class R	$532	—	—

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. High Yield Bond is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by High Yield Bond.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. High Yield Bond retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, High Yield Bond retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, High Yield Bond, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by High Yield Bond is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended September 30, 2016, High Yield Bond paid BIM $90,330 for securities lending agent services.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	139

Notes to Financial Statements (continued)

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or trustees of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

Other Transactions: The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common trustees. For the year ended September 30, 2016, the purchase and sale transactions which resulted in net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were as follows:

	Purchases	Sales	Realized Gain (Loss)

Core Bond	$3,772,615	—	—
High Yield Bond	$68,623,851	$345,760,479	$(20,765,002)
Low Duration Bond	$26,159,251	$1,531,972	$ 54,071

During the year ended September 30, 2016, High Yield Bond received a reimbursement of $240,022 from an affiliate, which is included in payment by affiliate in the Statements of Operations, relating to an operational error.

7. Purchases and Sales:

For the year ended September 30, 2016, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases	Core Bond	High Yield Bond	Low Duration Bond

Non-U.S. Government Securities	$13,711,995,110	$17,823,622,426	$10,536,529,006
U.S. Government Securities	6,837,511,285	—	5,933,396,678

Total Purchases	$20,549,506,395	$17,823,622,426	$16,469,925,684

Sales	Core Bond	High Yield Bond	Low Duration Bond

Non-U.S. Government Securities (includes paydowns)	$14,127,351,898	$15,304,738,648	$10,085,483,919
U.S. Government Securities	6,647,293,654	—	6,336,605,937

Total Sales	$20,774,645,552	$15,304,738,648	$16,422,089,856

For the year ended September 30, 2016, purchases and sales related to mortgage dollar rolls were as follows:

	Core Bond	Low Duration Bond

Purchases	$5,954,203,877	$3,654,970,528
Sales	$5,952,415,088	$3,659,959,495

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required, except with respect to any taxes related to the Taxable Subsidiaries.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to the accounting for swap agreements, the classification of investements, the expiration of capital loss carryforwards, limitations on the utilization of capital loss carryforwards, amortization methods on fixed income securities, net paydown losses, distributions received from a regulated investment company, fees paid on trade settlements and foreign currency transactions were reclassified to the following accounts:

	Core Bond	High Yield Bond	Low Duration Bond

Paid-in capital	—	$(15,806,964)	$(1,475,016)
Undistributed (distributions in excess of) net investment income	$ 5,051,945	$(15,933,569)	$(2,116,410)
Accumulated net realized loss	$(5,051,945)	$ 31,740,533	$ 3,591,426

140	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

The tax character of distributions paid was as follows:

	Core Bond	High Yield Bond	Low Duration Bond

Ordinary income
9/30/16	$76,807,962	$1,060,280,951	$91,520,470
9/30/15	$69,799,605	$1,048,464,134	$84,009,256
Long-term capital gains
9/30/16	—	—	—
9/30/15	—	75,111,996	—

Total
9/30/16	$76,807,962	$1,060,280,951	$91,520,470

9/30/15	$69,799,605	$1,123,576,130	$84,009,256

As of period end, the tax components of accumulated losses were as follows:

	Core Bond	High Yield Bond	Low Duration Bond

Undistributed ordinary income	$ 3,796,073	$ 62,016,676	—
Capital loss carryforwards	(83,940,639)	(1,038,690,353)	$(110,753,877)
Net unrealized gains (losses)[1]	72,802,910	99,542,621	(7,290,481)
Qualified late-year losses[2]	(5,690,725)	—	(3,814,964)

Total	$(13,032,381)	$ (877,131,056)	$(121,859,322)

[1]

The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the tax deferral of losses on wash sales and straddles, the timing and recognition of partnership income, amortization methods for premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures, options, and foreign currency contracts, unrealized gain on stock of passive foreign investment companies, the classification of investments, investments in wholly owned subsidiaries, the accrual of income on securities in default and the accounting for swap agreements.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of September 30, 2016, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires September 30,	Core Bond	High Yield Bond	Low Duration Bond

No expiration date[1]	—	$ 966,024,995	$ 44,443,641
2017	—	43,174,584	41,571,660
2018	$79,463,626	29,490,774	24,738,576
2019	4,477,013	—	—

Total	$83,940,639	$1,038,690,353	$110,753,877

[1]	Must be utilized prior to losses subject to expiration.

During the year ended September 30, 2016, Core Bond utilized $1,178,237 of its respective capital loss carryforward.

As of September 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Core Bond	High Yield Bond	Low Duration Bond

Tax cost	$4,401,944,180	$19,358,263,296	$5,497,390,033

Gross unrealized appreciation	$ 84,967,836	$ 650,312,038	$ 27,031,470
Gross unrealized depreciation	(9,544,951)	(538,581,784)	(35,156,333)

Net unrealized appreciation (depreciation)	$ 75,422,885	$ 111,730,254	$ (8,124,863)

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2016, the Funds did not borrow under the credit agreement.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	141

Notes to Financial Statements (continued)

10. Principal Risks:

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Fund portfolio’s current earnings rate

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposits collateral with its counterparty to a written option.

With exchange-traded options purchased and futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing

142	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: Certain Funds invest a significant portion of their assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedule of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
Core Bond	Shares	Amount	Shares	Amount

Institutional

Shares sold	65,800,479	$ 641,371,607	82,483,805	$ 800,762,203
Shares issued in reinvestment of distributions	3,970,886	38,573,556	3,355,060	32,646,989
Shares redeemed	(65,640,640)	(639,219,821)	(43,427,910)	(422,070,281)

Net increase	4,130,725	$ 40,725,342	42,410,955	$ 411,338,911

Service

Shares sold	1,721,238	$ 16,771,432	2,106,768	$ 20,461,587
Shares issued in reinvestment of distributions	111,207	1,081,003	200,697	1,955,065
Shares redeemed	(1,052,100)	(10,197,677)	(17,338,999)	(168,103,473)

Net increase (decrease)	780,345	$ 7,654,758	(15,031,534)	$(145,686,821)

Investor A

Shares received from conversion[1]	—	—	48,969	$ 470,592
Shares sold and automatic conversion of shares	10,559,323	$102,576,049	12,761,491	123,902,246
Shares issued in reinvestment of distributions	1,060,566	10,319,415	971,805	9,471,327
Shares redeemed	(9,649,578)	(94,017,363)	(17,427,233)	(169,203,194)

Net increase (decrease)	1,970,311	$ 18,878,101	(3,644,968)	$ (35,359,029)

Investor B

Shares sold			12,697	$ 124,535
Shares issued in reinvestment of distributions			1,357	13,270
Shares converted[1]			(49,030)	(470,592)
Shares redeemed and automatic conversion of shares			(143,966)	(1,392,444)

Net decrease			(178,942)	$(1,725,231)

Investor C

Shares sold	2,626,012	$ 25,410,342	1,684,327	$ 16,339,848
Shares issued in reinvestment of distributions	142,626	1,379,984	139,515	1,354,476
Shares redeemed	(2,905,665)	(28,132,504)	(2,882,772)	(27,956,117)

Net decrease	(137,027)	$ (1,342,178)	(1,058,930)	$(10,261,793)

[1]	On the close of business on June 23, 2015, Investor B Shares converted to Investor A Shares.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	143

Notes to Financial Statements (continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015
Core Bond (concluded)	Shares	Amount	Shares	Amount

Class K

Shares sold	13,578,751	$ 132,719,054	16,545,366	$161,249,787
Shares issued in reinvestment of distributions	1,680,990	16,378,928	1,525,287	14,885,326
Shares redeemed	(19,549,697)	(190,067,394)	(8,402,868)	(81,815,037)

Net increase (decrease)	(4,289,956)	$ (40,969,412)	9,667,785	$ 94,320,076

Class R

Shares sold	153,937	$ 1,499,450	121,999	$ 1,190,141
Shares issued in reinvestment of distributions	6,875	66,915	5,301	51,668
Shares redeemed	(95,324)	(930,190)	(76,436)	(745,012)

Net increase	65,488	$ 636,175	50,864	$ 496,797

Total Net Increase	2,519,886	$25,582,786	32,215,230	$313,122,910

High Yield Bond

Institutional

Shares sold	822,914,688	$ 5,998,077,162	1,045,949,201	$ 8,328,910,544
Shares issued in reinvestment of distributions	68,665,016	501,753,235	65,725,898	518,443,983
Shares redeemed	(1,178,115,935)	(8,597,393,630)	(602,306,625)	(4,759,942,936)

Net increase (decrease)	(286,536,231)	$(2,097,563,233)	509,368,474	$ 4,087,411,591

Service

Shares sold	30,878,972	$ 224,380,276	33,998,211	$ 270,547,828
Shares issued in reinvestment of distributions	2,573,406	18,863,340	2,815,360	22,267,661
Shares redeemed	(24,555,296)	(179,829,449)	(38,210,825)	(302,771,876)

Net increase (decrease)	8,897,082	$ 63,414,167	(1,397,254)	$ (9,956,387)

Investor A

Shares sold and automatic conversion of shares	330,420,810	$ 2,439,217,265	219,147,084	$ 1,745,159,968
Shares issued in reinvestment of distributions	22,872,862	167,505,852	24,613,223	194,557,243
Shares redeemed	(239,908,775)	(1,756,259,208)	(247,190,709)	(1,964,890,851)

Net increase (decrease)	113,384,897	$ 850,463,909	(3,430,402)	$ (25,173,640)

Investor B

Shares sold	5,072	$ 35,388	15,955	$ 126,053
Shares issued in reinvestment of distributions	3,617	26,332	12,902	102,310
Shares redeemed and automatic conversion of shares	(100,712)	(728,591)	(197,102)	(1,564,273)

Net decrease	(92,023)	$(666,871)	(168,245)	$(1,335,910)

Investor B1

Shares sold	772	$ 5,509	506	$ 4,245
Shares issued in reinvestment of distributions	5,243	38,142	13,942	110,498
Shares redeemed	(201,369)	(1,466,472)	(335,609)	(2,669,386)

Net decrease	(195,354)	$(1,422,821)	(321,161)	$(2,554,643)

144	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015
High Yield Bond (concluded)	Shares	Amount	Shares	Amount

Investor C

Shares sold	16,816,847	$ 122,984,882	21,576,280	$ 172,137,412
Shares issued in reinvestment of distributions	3,396,754	24,840,193	4,223,325	33,413,667
Shares redeemed	(27,414,519)	(200,052,765)	(23,955,129)	(189,565,476)

Net increase (decrease)	(7,200,918)	$ (52,227,690)	1,844,476	$ 15,985,603

Investor C1

Shares sold	22,716	$ 165,495	42,959	$ 344,135
Shares issued in reinvestment of distributions	267,842	1,958,236	373,622	2,958,584
Shares redeemed	(1,676,590)	(12,226,819)	(1,837,587)	(14,601,863)

Net decrease	(1,386,032)	$(10,103,088)	(1,421,006)	$(11,299,144)

Class K

Shares sold	655,368,476	$ 4,805,645,369	234,894,383	$ 1,861,716,137
Shares issued in reinvestment of distributions	18,252,146	133,671,181	15,517,077	122,551,968
Shares redeemed	(263,208,942)	(1,898,171,143)	(165,635,232)	(1,290,289,490)

Net increase	410,411,680	$ 3,041,145,407	84,776,228	$ 693,978,615

Class R

Shares sold	5,628,718	$ 41,187,423	6,986,537	$ 55,442,066
Shares issued in reinvestment of distributions	771,403	5,640,513	688,964	5,434,676
Shares redeemed	(4,672,222)	(33,940,135)	(3,373,916)	(26,738,347)

Net increase	1,727,899	$ 12,887,801	4,301,585	$34,138,395

Total Net Increase	239,011,000	$1,805,927,581	593,552,695	$4,781,194,480

Low Duration Bond

Institutional

Shares sold	135,685,844	$ 1,305,592,826	307,201,744	$ 2,991,055,223
Shares issued in reinvestment of distributions	5,544,093	53,350,981	4,994,650	48,485,913
Shares redeemed	(126,344,019)	(1,215,710,033)	(130,424,665)	(1,265,627,585)

Net increase	14,885,918	$ 143,233,774	181,771,729	$ 1,773,913,551

Service

Shares sold	2,127,311	$ 20,488,507	2,867,281	$ 27,783,237
Shares issued in reinvestment of distributions	97,670	939,192	105,794	1,027,291
Shares redeemed	(1,812,297)	(17,436,212)	(19,424,259)	(188,975,624)

Net increase (decrease)	412,684	$ 3,991,487	(16,451,184)	$(160,165,096)

Investor A

Shares received from conversion[1]	—	—	45,700	$ 443,289
Shares sold and automatic conversion of shares	36,113,698	$ 347,382,274	30,122,957	292,422,147
Shares issued in reinvestment of distributions	1,309,171	12,589,246	1,213,165	11,775,370
Shares redeemed	(31,617,378)	(304,133,113)	(97,594,569)	(949,067,681)

Net increase (decrease)	5,805,491	$ 55,838,407	(66,212,747)	$(644,426,875)

1   On the close of business on June 23, 2015, Investor B and Investor B3 Shares converted to Investor A Shares.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	145

Notes to Financial Statements (continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015
Low Duration Bond (continued)	Shares	Amount	Shares	Amount

Investor A1

Shares sold	15,088	$ 145,510	30,023	$ 292,333
Shares issued in reinvestment of distributions	18,755	180,543	20,353	197,690
Shares redeemed	(324,486)	(3,124,421)	(437,667)	(4,253,370)

Net decrease	(290,643)	$(2,798,368)	(387,291)	$(3,763,347)

Investor B

Shares sold			19,255	$ 187,308
Shares issued in reinvestment of distributions			578	5,615
Shares converted[1]			(20,125)	(195,288)
Shares redeemed and automatic conversion of shares			(152,960)	(1,485,482)

Net decrease			(153,252)	$(1,487,847)

Investor B3

Shares sold			235	$ 2,290
Shares issued in reinvestment of distributions			351	3,414
Shares converted[1]			(25,555)	(248,001)
Shares redeemed and automatic conversion of shares			(62,384)	(606,225)

Net decrease			(87,353)	$(848,522)

Investor C

Shares sold	13,695,578	$ 131,698,050	13,153,047	$127,639,876
Shares issued in reinvestment of distributions	290,762	2,793,441	224,156	2,173,315
Shares redeemed	(12,742,753)	(122,548,097)	(10,019,514)	(97,241,861)

Net increase	1,243,587	$ 11,943,394	3,357,689	$ 32,571,330

Investor C2

Shares sold	51	$ 486	65	$ 768
Shares issued in reinvestment of distributions	7,451	71,647	7,684	74,563
Shares redeemed	(88,161)	(847,612)	(105,760)	(1,026,182)

Net decrease	(80,659)	$(775,479)	(98,011)	$ (950,851)

Investor C3

Shares sold	10,277	$ 97,848	26,316	$ 255,588
Shares issued in reinvestment of distributions	10,386	99,785	10,468	101,500
Shares redeemed	(354,116)	(3,405,462)	(492,025)	(4,775,975)

Net decrease	(333,453)	$(3,207,829)	(455,241)	$(4,418,887)

Class K

Shares sold	36,742,137	$ 353,754,258	63,408,230	$ 615,231,618
Shares issued in reinvestment of distributions	1,678,160	16,133,613	1,558,016	15,113,072
Shares redeemed	(37,756,299)	(362,963,909)	(26,366,539)	(255,671,861)

Net increase	663,998	$ 6,923,962	38,599,707	$ 374,672,829

1  On the close of business on June 23, 2015, Investor B and Investor B3 Shares converted to Investor A Shares.

146	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Notes to Financial Statements (concluded)

	Year Ended September 30, 2016		Year Ended September 30, 2015
Low Duration Bond (concluded)	Shares	Amount	Shares	Amount

Class R

Shares sold	291,199	$2,800,308	227,375	$2,207,284
Shares issued in reinvestment of distributions	6,827	65,647	5,016	48,657
Shares redeemed	(199,829)	(1,922,366)	(189,640)	(1,840,497)

Net increase	98,197	$943,589	42,751	$415,444

Total Net Increase	22,405,120	$216,092,937	139,926,797	$1,365,511,729

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	147

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds II and Shareholders of BlackRock Core Bond Portfolio, BlackRock High Yield Bond Portfolio, BlackRock Low Duration Bond Portfolio:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Core Bond Portfolio and BlackRock Low Duration Bond Portfolio, as of September 30, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. We have also audited the consolidated statement of assets and liabilities, including the consolidated schedule of investments of BlackRock High Yield Bond Portfolio (collectively with BlackRock Core Bond Portfolio and BlackRock Low Duration Bond Portfolio, the “Funds”, each a series of BlackRock Funds II) as of September 30, 2016, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Core Bond Portfolio and BlackRock Low Duration Bond Portfolio as of September 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, and the consolidated financial position of BlackRock High Yield Bond Portfolio, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 23, 2016

Important Tax Information (Unaudited)

During the fiscal year ended September 30, 2016, the following information is provided with respect to the ordinary income distributions paid:

	Payable Dates	Core Bond	High Yield Bond	Low Duration Bond
Qualified Dividend Income for Individuals[1]	October 2015	—	2.59%	—
	November 2015	—	3.11%	—
	December 2015	—	4.60%	—
	January 2016 — September 2016	—	—	—
Dividends Qualifying for the Dividends Received Deduction for Corporations[1]	October 2015	—	2.47%	—
	November 2015	—	2.90%	—
	December 2015	—	4.12%	—
	January 2016 — September 2016	—	—	—
Interest-Related Dividends for Non-U.S. Residents[2]	October 2015 — December 2015	75.72%	59.30%	71.18%
	January 2016 — September 2016	97.83%	68.93%	81.07%

Federal Obligation Interest[3]	October 2015 — September 2016	18.41%	—	6.68%

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[3]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

148	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on April 12, 2016 (the “April Meeting”) and May 10-11, 2016 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of BlackRock Core Bond Portfolio (the “Core Bond Portfolio”), BlackRock High Yield Bond Portfolio (the “High Yield Portfolio”), and BlackRock Low Duration Bond Portfolio (the “Low Duration Portfolio”) (each, a “Fund,” and collectively, the “Funds”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreement and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding each Fund’s shares.

1  Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	149

Disclosure of Investment Advisory Agreement (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2017. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of each Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

150	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Disclosure of Investment Advisory Agreement (continued)

The Board noted that for the one-, three- and five-year periods reported, the Core Bond Portfolio ranked in the second, first and second quartiles, respectively, against its Broadridge Performance Universe.

The Board noted that for the one-, three- and five-year periods reported, the High Yield Portfolio ranked in the third, first and first quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the High Yield Portfolio’s underperformance during the one-year period.

The Board noted that for the one-, three- and five-year periods reported, the Low Duration Portfolio ranked in the second, first and first quartiles, respectively, against its Broadridge Performance Universe.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that the Core Bond Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that the Core Bond Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Core Bond Portfolio’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

The Board noted that the High Yield Portfolio’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile, relative to the Fund’s Expense Peers. The Board also noted that the High Yield Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the High Yield Portfolio’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis, as applicable. After discussion between the Board, including the independent Board Members, and BlackRock, the Board and BlackRock agreed to a contractual adjustment to reduce specified levels within the breakpoint schedule. This adjustment was implemented on June 15, 2016.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	151

Disclosure of Investment Advisory Agreement (concluded)

The Board noted that the Low Duration Portfolio’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and first quartiles, respectively, relative to the Fund’s Expense Peers. The Board also noted that the Low Duration Portfolio has an advisory fee arrangement that includes breakpoints that adjust the fee rate downward as the size of the Fund increases above certain contractually specified levels. The Board further noted that BlackRock has contractually agreed to a cap on the Low Duration Portfolio’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

152	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Robert M. Hernandez 1944	Chair of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
Fred G. Weiss 1941	Vice Chair of the Board and Trustee	Since 2007	Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000.	28 RICs consisting of 98 Portfolios	Allergan plc (pharmaceuticals)
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Besito (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecom-munications); Global Specialty Metallurgical; UPS Corporation (delivery service)
John F. O’Brien 1943	Trustee	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	153

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2] (concluded)
Donald C. Opatrny 1952	Trustee	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	28 RICs consisting of 98 Portfolios	None
David H. Walsh 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None

154	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Trustees[4]
Robert Fairbairn 1965	Trustee	Since 2015	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares® businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
Henry R. Keizer 1956	Trustee	Since 2016	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) in 2004 to 2005 and 2010 to 2012; Director KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	28 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 to present (Trustee); Since 2010 to present (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 315 Portfolios	None

[1] [2]

The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for Messrs. Walsh and Weiss until January 31, 2017, which the Board believes to be in the best interests of shareholders of the Trust. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72.

[3]

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

[4]

Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex. Mr. Gabbay may be deemed an “interested person” of the Trust based on his former positions with BlackRock, Inc. and its affiliates. Mr. Keizer may be deemed an “interested person” of the Trust based on his former directorship at another company which is not an affiliate of BlackRock, Inc. It is anticipated that Mr. Keizer will become an Independent Trustee effective January 31, 2017. Messrs. Gabbay and Keizer do not currently serve as officers or employees of BlackRock, Inc. or its affiliates or own any securities of BlackRock, Inc. or The PNC Financial Services Group, Inc. Each of Messrs. Gabbay and Keizer is a non-management Interested Trustee.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	155

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.
Further information about the Trust’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

    On June 2, 2016, the Board appointed Henry R. Keizer as a Trustee of the Trust, effective July 28, 2016.

    On September 26, 2016, the Board appointed Lena G. Goldberg as a Trustee of the Trust, effective November 4, 2016.

Investment Adviser and Administrator BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Trust 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon New York, NY 10286	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

156	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	157

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

158	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Taxable3-9/16-AR

SEPTEMBER 30, 2016

ANNUAL REPORT	BLACKROCK®

BlackRock Funds II

▶   BlackRock 20/80 Target Allocation Fund

▶   BlackRock 40/60 Target Allocation Fund

▶   BlackRock 60/40 Target Allocation Fund

▶   BlackRock 80/20 Target Allocation Fund

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

TO ENROLL IN ELECTRONIC DELIVERY:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

The Markets in Review

Dear Shareholder,

Most asset classes produced strong returns over the past year, particularly risk assets such as equities and high yield bonds. Central bank policy decisions continued to provide support to financial markets, while changing economic outlooks and geopolitical risks have been major drivers of investor sentiment.

The Federal Reserve (the “Fed”) has long been in the spotlight, particularly leading up to the decision to end its near-zero interest rate policy at the end of 2015, and after, as investors remained focused on the anticipated pace of future rate hikes. With the European Central Bank and the Bank of Japan having moved into stimulus mode, the divergence in global monetary policies drove heightened market volatility heading into 2016 and caused the U.S. dollar to strengthen considerably. The year had a rough start as the strong dollar challenged U.S. companies that generate revenues overseas, and pressured emerging market currencies and commodities prices. Low and volatile oil prices and signs of slowing growth in China were also meaningful factors behind the decline in risk assets early in the year. However, as the first quarter wore on, these pressures abated and a more tempered outlook for U.S. rate hikes helped financial markets rebound.

Volatility spiked in late June when the United Kingdom shocked investors with its vote to leave the European Union. Uncertainty around how the British exit might affect the global economy and political landscape drove investors to high-quality assets, pushing already low global yields to even lower levels. However, risk assets recovered swiftly in July as economic data suggested that the consequences had thus far been contained to the United Kingdom.

With a number of factors holding global interest rates down — central bank accommodation, an aging population, and weak productivity growth — assets offering decent yield have become increasingly scarce. As a result, income-seeking investors have stretched into riskier assets despite high valuations in many sectors. History implies that high valuations and low growth results in lower returns for risk assets. Still, perceived safe havens have their own risks, and investors are wise to carefully assess risk and potential reward.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to adjust accordingly as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of September 30, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	6.40%	15.43%
U.S. small cap equities (Russell 2000® Index)	13.18	15.47
International equities (MSCI Europe, Australasia, Far East Index)	4.88	6.52
Emerging market equities (MSCI Emerging Markets Index)	9.75	16.78
3-month Treasury bills (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.17	0.27
U.S. Treasury securities (BofA Merrill Lynch 10- Year U.S. Treasury Index)	2.25	5.59
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	2.68	5.19
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.53	5.84
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	11.38	12.74

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Funds’ Summary as of September 30, 2016	BlackRock Target Allocation Funds

Portfolio Management Commentary

How did the Funds perform?

20/80 Target Allocation

•

For the 12-month period ended September 30, 2016, all of the Fund’s share classes underperformed the reference benchmark (MSCI ACWI Index (14%)/MSCI USA Index (6%)/Bloomberg Barclays U.S. Universal Index (80%)) and the fixed income benchmark, the Bloomberg Barclays U.S. Universal Index.

40/60 Target Allocation

•

For the 12-month period ended September 30, 2016, all of the Fund’s share classes underperformed the reference benchmark (MSCI ACWI Index (28%)/MSCI USA Index (12%)/Bloomberg Barclays U.S. Universal Index (60%)) and the global MSCI ACWI Index.

60/40 Target Allocation

•

For the 12-month period ended September 30, 2016, all of the Fund’s share classes underperformed the reference benchmark (MSCI ACWI Index (42%)/MSCI USA Index (18%)/Bloomberg Barclays U.S. Universal Index (40%)) and the global MSCI ACWI Index.

80/20 Target Allocation

•

For the 12-month period ended September 30, 2016, all of the Fund’s share classes underperformed the reference benchmark (MSCI ACWI Index (56%)/MSCI USA Index (24%)/Bloomberg Barclays U.S. Universal Index (20%)) and the global MSCI ACWI Index.

What factors influenced performance?

•

Despite providing positive returns, the Funds underperformed their benchmarks, driven primarily by exposure to liquid alternative and unconstrained mutual funds, including the BlackRock Global Long/Short Equity Fund, BlackRock Global Long/Short Credit Fund and BlackRock Strategic Income Opportunities Portfolio. Over the 12 months, shareholders benefited from having a higher market exposure (beta) and more interest rate risk (duration), and as a result, exposure to certain alternative strategies lagged.

•

For the 12-month period, global risk assets performed strongly, in part due to a depressed starting point. Most equity markets generated meaningful returns, with U.S. indices seeing double-digit performance and Europe lagging but still in positive territory. All of the Target Allocation Funds benefited from this strong equity market performance, with broad exposure to U.S. equities via the iShares Core S&P Total U.S. Stock Market ETF — the primary contributor to performance. In addition, the Funds benefited from U.S. large cap value exposure via the BlackRock Basic Value Fund, Inc. Over the period, interest rates declined materially to historically low levels. The Funds’ exposure to interest rate risk via core investment grade bonds (iShares Core U.S. Aggregate Bond ETF and Master Total Return Portfolio), and to long-term U.S. Treasuries via the iShares 20+ Year Treasury Bond ETF, aided returns. Lastly, exposure to the BlackRock Global Allocation Fund, Inc. contributed positively to results.

Describe recent portfolio activity.

•

Early in the first quarter of 2016, the Funds took steps to mitigate portfolio risk given heightened global uncertainty. The Funds reduced exposure to high yield bonds, equities and non-U.S.-dollar assets. These shifts were implemented on concern that global disinflationary pressures arising from China’s economic slowdown and transition would continue to impact commodity markets, lower-rated bonds and global equities, particularly those in emerging markets. As the macroeconomic backdrop and sentiment improved over the first quarter, the Funds returned to a less defensive risk posture. In this vein, the Funds’ cash positions in the form of money market holdings were eliminated and redeployed into European equities, where the investment adviser saw attractive relative value.

•

In the third quarter of 2016, amid uncertainties surrounding the U.K. vote to leave the European Union, the Funds’ risk exposures were adjusted to reflect increased caution with respect to corporate earnings worldwide, and in Europe in particular. Within equities, the Funds’ allocation to non-U.S. developed markets was reduced, and exposure to U.S. and emerging markets was increased. The larger U.S. exposure came via a higher allocation to “smart beta” factors such as minimum volatility and momentum that have long-term potential to deliver solid returns over market-cap-weighted indices, and which can help to diversify portfolio risk. In the equity-heavy funds, the Funds introduced a new allocation to U.S. mid-cap equities and sold out of the BlackRock Global SmallCap Fund, Inc. on the view that mid-cap stocks have better risk/return characteristics compared with small-cap issues in the current environment. The allocation to BlackRock Global Dividend Portfolio was increased on a preference for dividend stocks in a low yield and low return environment.

•

Within fixed income, some duration was added to the portfolios to mitigate the potential for downside risk within credit and equity markets. The allocation to the Master Total Return Portfolio was increased, while allocations to shorter duration assets such as BlackRock Global Long/Short Credit Fund, iShares Floating Rate Bond ETF and BlackRock Strategic Income Opportunities Portfolio were reduced. The Funds also added new holdings in dollar-denominated emerging market debt and intermediate-maturity U.S. investment grade credit, as these provide reasonable levels of incremental income relative to their credit quality and duration. Within multi-asset funds, holdings in the BlackRock Global Allocation Fund, Inc. were reduced, and in turn, exposure to BlackRock Total Emerging Markets Fund was increased on a more favorable outlook for emerging markets versus non-U.S. developed markets.

Describe the Funds’ positioning at period end.

•

At period end, the Funds maintained a neutral asset allocation in terms of equities versus fixed income, with a defensive bias toward lower volatility assets and longer duration investment grade bonds. Within equities, the Funds were overweight mid-cap equities and smart beta factor exposures such as minimum volatility and momentum, and underweight in non-U.S. developed equities. Within fixed income, the Funds were generally neutral on duration, with less interest rate risk in the lower risk funds and more interest rate risk in the higher risk funds. The Funds were also overweight in investment grade credit and U.S. dollar-denominated emerging market debt, and underweight in high quality sovereign bonds.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

BlackRock 20/80 Target Allocation Fund

Investment Objective

BlackRock 20/80 Target Allocation Fund’s (the “Fund”) investment objective is to seek a balance between long term capital appreciation and high current income, with an emphasis on income.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund, which is a fund of funds, normally intends to obtain exposure to equity securities in an amount equal to 20% of its assets and exposure to fixed-income securities in an amount equal to 80% of its assets.

[3]	A customized weighted index comprised of the returns of the MSCI ACWI Index (14%), MSCI USA Index (6%) and Bloomberg Barclays U.S. Universal Index (80%).

[4]

An unmanaged, market value weighted index of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, non-investment grade debt, asset-backed and mortgage-backed securities, Eurobonds, 144A securities and emerging market debt with maturities of at least one year.

[5]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2016

		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	3.19%	4.76%	N/A	8.21%	N/A	5.63%	N/A
Investor A	2.95	4.35	(1.13)%	7.79	6.64%	5.21	4.63%
Investor C	2.61	3.64	2.66	7.01	7.01	4.46	4.46
Class K	3.19	4.77	N/A	8.23	N/A	5.65	N/A
Class R	2.87	4.11	N/A	7.53	N/A	4.97	N/A
MSCI ACWI Index (14%)/MSCI USA Index (6%)/Bloomberg Barclays U.S. Universal Index (80%)	4.09	7.44	N/A	5.36	N/A	5.07	N/A
Bloomberg Barclays U.S. Universal Index	3.51	6.11	N/A	3.62	N/A	4.91	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	5

BlackRock 40/60 Target Allocation Fund

Investment Objective

BlackRock 40/60 Target Allocation Fund’s (the “Fund”) investment objective is to seek a balance between long term capital appreciation and high current income, with an emphasis on income.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund, which is a fund of funds, normally intends to obtain exposure to equity securities in an amount equal to 40% of its assets and exposure to fixed-income securities in an amount equal to 60% of its assets.

[3]	A customized weighted index comprised of the returns of the MSCI ACWI Index (28%), MSCI USA Index (12%) and Bloomberg Barclays U.S. Universal Index (60%).

[4]

A free float-adjusted market capitalization index designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

[5]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2016

		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	4.00%	6.31%	N/A	9.89%	N/A	5.73%	N/A
Investor A	3.75	5.89	0.33%	9.51	8.34%	5.35	4.77%
Investor C	3.51	5.18	4.22	8.68	8.68	4.56	4.56
Class K	4.09	6.42	N/A	9.93	N/A	5.76	N/A
Class R	3.76	5.80	N/A	9.38	N/A	5.21	N/A
MSCI ACWI Index (28%)/MSCI USA Index (12%)/Bloomberg Barclays U.S. Universal Index (60%)	4.67	8.77	N/A	7.08	N/A	5.10	N/A
MSCI ACWI Index	6.34	11.96	N/A	10.63	N/A	3.57	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

6	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

BlackRock 60/40 Target Allocation Fund

Investment Objective

BlackRock 60/40 Target Allocation Fund’s (the “Fund”) investment objective is to seek long term capital appreciation. Current income is also a consideration.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund, which is a fund of funds, normally intends to obtain exposure to equity securities in an amount equal to 60% of its assets and exposure to fixed-income securities in an amount equal to 40% of its assets.

[3]	A customized weighted index comprised of the returns of the MSCI ACWI Index (42%), MSCI USA Index (18%) and Bloomberg Barclays U.S. Universal Index (40%).

[4]

A free float-adjusted market capitalization index designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

[5]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2016

		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	4.59%	7.10%	N/A	11.35%	N/A	5.73%	N/A
Investor A	4.39	6.77	1.17%	10.93	9.74%	5.34	4.76%
Investor C	3.94	5.89	4.92	10.12	10.12	4.58	4.58
Class K	4.59	7.11	N/A	11.35	N/A	5.74	N/A
Class R	4.31	6.63	N/A	10.75	N/A	5.16	N/A
MSCI ACWI Index (42%)/MSCI USA Index (18%)/Bloomberg Barclays U.S. Universal Index (40%)	5.24	10.08	N/A	8.78	N/A	4.99	N/A
MSCI ACWI Index	6.34	11.96	N/A	10.63	N/A	3.57	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	7

BlackRock 80/20 Target Allocation Fund

Investment Objective

BlackRock 80/20 Target Allocation Fund’s (the “Fund”) investment objective is to seek long term capital appreciation. Current income is not a consideration.

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charges, if any, transaction costs and other operating expenses, including administration fees. Institutional Shares do not have a sales charge.

[2]

The Fund, which is a fund of funds, normally intends to obtain exposure to equity securities in an amount equal to 80% of its assets and exposure to fixed-income securities in an amount equal to 20% of its assets.

[3]	A customized weighted index comprised of the returns of the MSCI ACWI Index (56%), MSCI USA Index (24%) and Bloomberg Barclays U.S. Universal Index (20%).

[4]

A free float-adjusted market capitalization index designed to measure the equity market performance of developed and emerging markets. The MSCI All Country World Index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes.

[5]	Commencement of operations.

Performance Summary for the Period Ended September 30, 2016

		Average Annual Total Returns[6]
		1 Year		5 Years		Since Inception[7]
	6-Month Total Returns	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge	w/o sales charge	w/ sales charge
Institutional	5.61%	8.32%	N/A	12.76%	N/A	5.46%	N/A
Investor A	5.41	8.01	2.34%	12.35	11.15%	5.11	4.53%
Investor C	4.97	7.13	6.18	11.50	11.50	4.32	4.32
Class K	5.70	8.43	N/A	12.80	N/A	5.49	N/A
Class R	5.35	7.81	N/A	12.18	N/A	4.92	N/A
MSCI ACWI Index (56%)/MSCI USA Index (24%)/Bloomberg Barclays U.S. Universal Index (20%)	5.81	11.39	N/A	10.46	N/A	4.75	N/A
MSCI ACWI Index	6.34	11.96	N/A	10.63	N/A	3.57	N/A

[6]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 11 for a detailed description of share classes, including any related sales charges and fees.

[7]	The Fund commenced operations on December 21, 2006.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

8	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

BlackRock 20/80 Target Allocation Fund

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	71%
Equity Funds	21
Short-Term Securities	8

Ten Largest Holdings	Percent of Affiliated Investment Companies
Master Total Return Portfolio	17%
iShares Core U.S. Aggregate Bond ETF	15
BlackRock Strategic Income Opportunities Portfolio, Class K	10
iShares Core S&P Total U.S. Stock Market ETF	8
BlackRock Liquidity Series, LLC, Money Market Series	7
iShares J.P. Morgan USD Emerging Markets Bond ETF	6
iShares TIPS Bond ETF	5
BlackRock Global Allocation Fund, Inc., Class K	5
iShares iBoxx $ Investment Grade Corporate Bond ETF	4
iShares MBS ETF	4

BlackRock 40/60 Target Allocation Fund

Portfolio Composition	Percent of Affiliated Investment Companies
Fixed Income Funds	51%
Equity Funds	46
Short-Term Securities	3

Ten Largest Holdings	Percent of Affiliated Investment Companies
iShares Core S&P Total U.S. Stock Market ETF	17%
Master Total Return Portfolio	14
BlackRock Global Allocation Fund, Inc., Class K	9
BlackRock Strategic Income Opportunities Portfolio, Class K	9
BlackRock Total Emerging Markets Fund, Institutional Class	6
iShares J.P. Morgan USD Emerging Markets Bond ETF	6
iShares Short Maturity Bond ETF	5
iShares TIPS Bond ETF	5
iShares Edge MSCI Min Vol USA ETF	5
iShares Core MSCI EAFE ETF	4

The Funds’ allocation and holdings listed above are current as of the report date. However, the Funds are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	9

BlackRock 60/40 Target Allocation Fund

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	62%
Fixed Income Funds	28
Short-Term Securities	10

Ten Largest Holdings	Percent of Affiliated Investment Companies
iShares Core S&P Total U.S. Stock Market ETF	18%
Master Total Return Portfolio	10
BlackRock Liquidity Series, LLC, Money Market Series	9
iShares Core MSCI EAFE ETF	7
BlackRock Total Emerging Markets Fund, Institutional Class	6
BlackRock Global Allocation Fund, Inc., Class K	6
iShares Edge MSCI Min Vol USA ETF	6
BlackRock Strategic Income Opportunities Portfolio, Class K	5
BlackRock Global Long/Short Equity Fund, Class K	5
BlackRock Basic Value Fund, Inc., Class K	5

BlackRock 80/20 Target Allocation Fund

Portfolio Composition	Percent of Affiliated Investment Companies
Equity Funds	83%
Fixed Income Funds	13
Short-Term Securities	4

Ten Largest Holdings	Percent of Affiliated Investment Companies
iShares Core S&P Total U.S. Stock Market ETF	23%
iShares Core MSCI EAFE ETF	12
BlackRock Basic Value Fund, Inc., Class K	8
iShares Edge MSCI USA Momentum Factor ETF	7
iShares Edge MSCI Min Vol USA ETF	6
BlackRock Global Allocation Fund, Inc., Class K	6
iShares Core S&P Mid-Cap ETF	6
BlackRock Global Dividend Portfolio, Institutional Class	5
iShares Edge MSCI Min Vol Emerging Markets ETF	4
BlackRock Total Emerging Markets Fund, Institutional Class	4

The Funds’ allocation and holdings listed above are current as of the report date. However, the Funds are regularly monitored and their composition may vary throughout various periods.

10	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

About Fund Performance

•

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to March 28, 2016 (commencement of operations) Class K Shares performance results are those of Institutional Shares, restated to reflect Class K Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•

Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. These shares are available only to certain employer-sponsored retirement plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), each Fund’s investment adviser, has contractually agreed to waive and/or reimburse a portion of the Funds’ expenses. Without such waiver and/or reimbursement, the Funds’ performance would have been lower. The Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 6 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including administration fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples shown on the next page (which are based on a hypothetical investment of $1,000 invested on April 1, 2016 and held through September 30, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	11

Expense Examples
	Actual			Hypothetical[1]
	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[2]	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During the Period[2]	Annualized Expense Ratio
BlackRock 20/80 Target Allocation Fund
Institutional	$1,000.00	$1,031.90	$0.66	$1,000.00	$1,024.35	$0.66	0.13%
Investor A	$1,000.00	$1,029.50	$2.38	$1,000.00	$1,022.65	$2.38	0.47%
Investor C	$1,000.00	$1,026.10	$6.18	$1,000.00	$1,018.90	$6.16	1.22%
Class K	$1,000.00	$1,031.90	$0.36	$1,000.00	$1,024.65	$0.35	0.07%
Class R	$1,000.00	$1,028.70	$3.96	$1,000.00	$1,021.10	$3.94	0.78%
BlackRock 40/60 Target Allocation Fund
Institutional	$1,000.00	$1,040.00	$0.61	$1,000.00	$1,024.40	$0.61	0.12%
Investor A	$1,000.00	$1,037.50	$2.34	$1,000.00	$1,022.70	$2.33	0.46%
Investor C	$1,000.00	$1,035.10	$6.16	$1,000.00	$1,018.95	$6.11	1.21%
Class K	$1,000.00	$1,040.90	$0.36	$1,000.00	$1,024.65	$0.35	0.07%
Class R	$1,000.00	$1,037.60	$3.16	$1,000.00	$1,021.90	$3.13	0.62%
BlackRock 60/40 Target Allocation Fund
Institutional	$1,000.00	$1,045.90	$0.56	$1,000.00	$1,024.45	$0.56	0.11%
Investor A	$1,000.00	$1,043.90	$2.30	$1,000.00	$1,022.75	$2.28	0.45%
Investor C	$1,000.00	$1,039.40	$6.12	$1,000.00	$1,019.00	$6.06	1.20%
Class K	$1,000.00	$1,045.90	$0.36	$1,000.00	$1,024.65	$0.35	0.07%
Class R	$1,000.00	$1,043.10	$3.27	$1,000.00	$1,021.80	$3.23	0.64%
BlackRock 80/20 Target Allocation Fund
Institutional	$1,000.00	$1,056.10	$0.51	$1,000.00	$1,024.50	$0.51	0.10%
Investor A	$1,000.00	$1,054.10	$2.26	$1,000.00	$1,022.80	$2.23	0.44%
Investor C	$1,000.00	$1,049.70	$6.10	$1,000.00	$1,019.05	$6.01	1.19%
Class K	$1,000.00	$1,057.00	$0.36	$1,000.00	$1,024.65	$0.35	0.07%
Class R	$1,000.00	$1,053.50	$3.08	$1,000.00	$1,022.00	$3.03	0.60%

[1]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

[2]	Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period shown).

Because the Funds invest in Master Portfolios that are managed by subsidiaries of BlackRock, Inc. (the “Master Portfolios”), the expense examples reflect the expenses of both the Funds and the Master Portfolios in which they invest. The fees and expenses of the underlying funds in which the Funds invest are not included in the Funds’ annualized expense ratios.

See “Disclosure of Expenses” on page 11 for further information on how expenses were calculated.

12	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments September 30, 2016	BlackRock 20/80 Target Allocation Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Equity Funds — 23.0%
BlackRock Global Allocation Fund, Inc., Class K	1,044,347	$19,508,397
BlackRock Global Long/Short Equity Fund, Class K (b)	772,809	8,191,780
BlackRock Total Emerging Markets Fund, Institutional Class	788,903	7,794,362
iShares Core MSCI EAFE ETF	135,533	7,473,290
iShares Core S&P Total U.S. Stock Market ETF	633,937	31,398,900
iShares Edge MSCI Min Vol USA ETF	316,090	14,359,969

		88,726,698

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 76.7%
BlackRock Global Long/Short Credit Fund, Class K	1,180,647	$11,794,665
BlackRock Strategic Income Opportunities Portfolio, Class K	4,338,806	42,563,686
iShares 20+ Year Treasury Bond ETF (c)	55,766	7,668,383
iShares Core U.S. Aggregate Bond ETF	543,912	61,146,587
iShares Floating Rate Bond ETF	154,513	7,841,535
iShares iBoxx $ Investment Grade Corporate Bond ETF	125,193	15,421,274
iShares J.P. Morgan USD Emerging Markets Bond ETF (c)	197,149	23,107,834
iShares MBS ETF	139,192	15,323,647
iShares Short Maturity Bond ETF	304,934	15,304,637
iShares TIPS Bond ETF	193,356	22,524,040
Master Total Return Portfolio	$72,498,043	72,498,043

		295,194,331

Short-Term Securities — 8.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.20% (d)	1,478,046	1,478,046
BlackRock Liquidity Series, LLC, Money Market Series, 0.51% (d)(e)	$29,604,881	29,604,881

		31,082,927
Total Affiliated Investment Companies (Cost — $407,645,848) — 107.8%		415,003,956
Liabilities in Excess of Other Assets — (7.8)%		(30,012,984)

Net Assets — 100.0%		$384,990,972

Portfolio Abbreviations
AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
CHF	Swiss Franc	HKD	Hong Kong Dollar	SEK	Swedish Krona
DKK	Danish Krone	ILS	Israel Shekel	SGD	Singapore Dollar
ETF	Exchange-Traded Fund	JPY	Japanese Yen	USD	US Dollar
EUR	Euro	NOK	Norwegian Krone

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	13

Schedule of Investments (continued)	BlackRock 20/80 Target Allocation Fund

Notes to Schedule of Investments

(a)	During the year ended September 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2015	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at September 30, 2016	Value at September 30, 2016	Income		Realized Gain (Loss)
BlackRock Global Allocation Fund, Inc., Class K	—	2,098,585		1,054,238		1,044,347	$ 19,508,397	—		$ (127,797)
BlackRock Global Allocation Fund, Inc., Institutional Class	906,972	1,024,254		1,931,226		—	—	$ 155,882		(800,378)
BlackRock Global Long/Short Credit Fund, Class K	—	2,463,177		1,282,530		1,180,647	11,794,665	—		191,620
BlackRock Global Long/Short Credit Fund, Institutional Class	1,123,650	809,211		1,932,861		—	—	726,175		(1,224,466)
BlackRock Global Long/Short Equity Fund, Class K	—	1,231,487		458,678		772,809	8,191,780	—		(226,475)
BlackRock Global Long/Short Equity Fund, Institutional Class	549,179	390,920		940,099		—	—	—		(389,614)
BlackRock High Yield Bond Portfolio, Class K	464,755	383,163		847,918		—	—	211,370		(79,200)
BlackRock Liquidity Funds, TempFund, Institutional Class	1,418,598	—		1,418,598	[1]	—	—	7,586		45
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	1,478,046	[2]	—		1,478,046	1,478,046	1,265		—
BlackRock Liquidity Series, LLC, Money Market Series	$ 6,717,542	$22,887,339	[2]	—		$29,604,881	29,604,881	37,459	[3]	—
BlackRock Low Duration Bond Portfolio, Class K	308,768	86,881		395,649		—	—	19,502		(27,366)
BlackRock Strategic Income Opportunities Portfolio, Class K	—	7,266,796		2,927,990		4,338,806	42,563,686	761,310		131,164
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	3,348,752	2,253,379		5,602,131		—	—	500,832		(1,455,505)
BlackRock Total Emerging Markets Fund, Institutional Class	—	788,903		—		788,903	7,794,362	—		—
iShares 20+ Year Treasury Bond ETF	55,738	78,978		78,950		55,766	7,668,383	254,082		844,820
iShares Core MSCI EAFE ETF	55,015	180,268		99,750		135,533	7,473,290	92,451		(586,349)
iShares Core S&P Total U.S. Stock Market ETF	140,416	519,501	[4]	25,980		633,937	31,398,900	476,638		(69,416)
iShares Core U.S. Aggregate Bond ETF	178,598	395,404		30,090		543,912	61,146,587	906,365		25,043
iShares Edge MSCI Min Vol USA ETF	—	316,090		—		316,090	14,359,969	76,619		—
iShares Floating Rate Bond ETF	233,282	258,401		337,170		154,513	7,841,535	112,602		(24,783)
iShares iBoxx $ Investment Grade Corporate Bond ETF	27,053	207,535		109,395		125,193	15,421,274	173,218		(18,647)
iShares J.P. Morgan USD Emerging Markets Bond ETF	—	197,149		—		197,149	23,107,834	177,263		—
iShares MBS ETF	—	139,192		—		139,192	15,323,647	43,847		—
iShares MSCI ACWI ETF	53,713	39,681		93,394		—	—	110,415		(191,229)
iShares Short Maturity Bond ETF	—	304,934		—		304,934	15,304,637	28,611		—
iShares TIPS Bond ETF	74,153	125,973		6,770		193,356	22,524,040	234,122		(8,844)
Master Total Return Portfolio	$20,382,280	$52,115,763	[2,5]	—		$72,498,043	72,498,043	1,186,158		(61,137)
Total							$415,003,956	$6,293,772		$(4,098,514)

[1]	Represents net shares sold.

[2]	Represents net shares/beneficial interest purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

[4]	Includes 276,098 shares received from a two-for-one stock split.

[5]	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.

(b)	Non-income producing security.

(c)	Security, or a portion of security, is on loan.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

14	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock 20/80 Target Allocation Fund

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	665,771	USD	508,906	Royal Bank of Canada	10/05/16	$ 582
CHF	594,668	USD	615,239	Royal Bank of Canada	10/05/16	(2,936)
DKK	863,220	USD	130,115	Bank of America N.A.	10/05/16	158
EUR	1,871,080	USD	2,102,785	BNP Paribas S.A.	10/05/16	(395)
GBP	1,023,616	USD	1,340,318	Royal Bank of Scotland PLC	10/05/16	(13,425)
HKD	1,792,313	USD	231,105	Morgan Stanley & Co. International PLC	10/05/16	(18)
ILS	183,771	USD	48,917	HSBC Bank PLC	10/05/16	140
JPY	184,073,814	USD	1,827,632	Westpac Banking Corp.	10/05/16	(12,012)
NOK	440,693	USD	54,359	Royal Bank of Scotland PLC	10/05/16	766
NZD	33,766	USD	24,683	Royal Bank of Scotland PLC	10/05/16	(102)
SEK	1,946,059	USD	228,191	BNP Paribas S.A.	10/05/16	(1,287)
SGD	132,391	USD	97,673	Morgan Stanley & Co. International PLC	10/05/16	(587)
USD	34,657	AUD	46,221	Northern Trust Corp.	10/05/16	(714)
USD	471,027	AUD	619,551	Westpac Banking Corp.	10/05/16	(3,090)
USD	88,376	CHF	85,874	BNP Paribas S.A.	10/05/16	(45)
USD	527,427	CHF	508,794	Morgan Stanley & Co. International PLC	10/05/16	3,545
USD	116,912	DKK	770,087	BNP Paribas S.A.	10/05/16	693
USD	14,072	DKK	93,133	Morgan Stanley & Co. International PLC	10/05/16	17
USD	142,877	EUR	128,158	BNP Paribas S.A.	10/05/16	(1,124)
USD	1,866,350	EUR	1,651,115	Citibank N.A.	10/05/16	11,118
USD	103,305	EUR	91,808	Northern Trust Corp.	10/05/16	148
USD	49,584	GBP	37,560	Goldman Sachs International	10/05/16	896
USD	105,270	GBP	80,182	Morgan Stanley & Co. International PLC	10/05/16	1,331
USD	1,196,873	GBP	905,874	Morgan Stanley & Co. International PLC	10/05/16	22,609
USD	30,217	HKD	234,416	Royal Bank of Scotland PLC	10/05/16	(7)
USD	200,970	HKD	1,557,897	Royal Bank of Scotland PLC	10/05/16	107
USD	5,537	ILS	20,875	Bank of America N.A.	10/05/16	(35)
USD	43,373	ILS	162,896	Royal Bank of Scotland PLC	10/05/16	(112)
USD	1,626,874	JPY	163,272,450	Bank of America N.A.	10/05/16	16,429
USD	86,376	JPY	8,915,935	BNP Paribas S.A.	10/05/16	(1,566)
USD	116,139	JPY	11,885,429	Royal Bank of Scotland PLC	10/05/16	(1,093)
USD	5,710	NOK	47,038	Bank of America N.A.	10/05/16	(174)
USD	47,935	NOK	393,656	BNP Paribas S.A.	10/05/16	(1,306)
USD	3,357	NZD	4,607	Royal Bank of Canada	10/05/16	3
USD	21,248	NZD	29,158	Westpac Banking Corp.	10/05/16	20
USD	37,799	SEK	320,070	BNP Paribas S.A.	10/05/16	480
USD	193,778	SEK	1,625,988	BNP Paribas S.A.	10/05/16	4,194
USD	11,008	SGD	15,012	Morgan Stanley & Co. International PLC	10/05/16	(1)
USD	86,715	SGD	117,379	Morgan Stanley & Co. International PLC	10/05/16	638
USD	49,689	JPY	5,027,880	Morgan Stanley & Co. International PLC	11/02/16	37
USD	1,829,500	JPY	184,073,814	Westpac Banking Corp.	11/02/16	11,725
USD	28,463	AUD	37,205	BNP Paribas S.A.	11/03/16	11
USD	508,515	AUD	665,771	Royal Bank of Canada	11/03/16	(622)
USD	616,125	CHF	594,668	Royal Bank of Canada	11/03/16	2,730
USD	130,282	DKK	863,220	Bank of America N.A.	11/03/16	(182)

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	15

Schedule of Investments (continued)	BlackRock 20/80 Target Allocation Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,105,133	EUR	1,871,080	BNP Paribas S.A.	11/03/16	$ (137)
USD	38,052	EUR	33,838	Goldman Sachs International	11/03/16	(22)
USD	54,117	GBP	41,628	Royal Bank of Scotland PLC	11/03/16	123
USD	1,340,851	GBP	1,023,616	Royal Bank of Scotland PLC	11/03/16	13,161
USD	231,176	HKD	1,792,313	Morgan Stanley & Co. International PLC	11/03/16	20
USD	48,947	ILS	183,771	HSBC Bank PLC	11/03/16	(140)
USD	54,361	NOK	440,693	Royal Bank of Scotland PLC	11/03/16	(770)
USD	24,653	NZD	33,766	Royal Bank of Scotland PLC	11/03/16	102
USD	228,476	SEK	1,946,059	BNP Paribas S.A.	11/03/16	1,235
USD	97,682	SGD	132,391	Morgan Stanley & Co. International PLC	11/03/16	577
Total						$51,693

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$93,595	—	—	$93,595
Liabilities - Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$41,902	—	—	$41,902

For the year ended September 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	—	—	—	$(122,016)	—	—	$(122,016)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$ 51,693	—	—	$ 51,693

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$3,654,947
Average amounts sold — in USD	$1,802,481

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

16	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock 20/80 Target Allocation Fund

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$93,595	$41,902

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$93,595	$41,902

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$16,587	$ (391)	—	—	$16,196
BNP Paribas S.A.	6,613	(5,860)	—	—	753
Citibank N.A.	11,118	—	—	—	11,118
Goldman Sachs International	896	(22)	—	—	874
HSBC Bank PLC	140	(140)	—	—	—
Morgan Stanley & Co. International PLC	28,774	(606)	—	—	28,168
Northern Trust Corp.	148	(148)	—	—	—
Royal Bank of Canada	3,315	(3,315)	—	—	—
Royal Bank of Scotland PLC	14,259	(14,259)	—	—	—
Westpac Banking Corp.	11,745	(11,745)	—	—	—
Total	$93,595	$(36,486)	—	—	$57,109

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$ 391	$ (391)	—	—	—
BNP Paribas S.A.	5,860	(5,860)	—	—	—
Goldman Sachs International	22	(22)	—	—	—
HSBC Bank PLC	140	(140)	—	—	—
Morgan Stanley & Co. International PLC	606	(606)	—	—	—
Northern Trust Corp.	714	(148)	—	—	$ 566
Royal Bank of Canada	3,558	(3,315)	—	—	243
Royal Bank of Scotland PLC	15,509	(14,259)	—	—	1,250
Westpac Banking Corp.	15,102	(11,745)	—	—	3,357
Total	$41,902	$(36,486)	—	—	$5,416

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	17

Schedule of Investments (concluded)	BlackRock 20/80 Target Allocation Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies:
Equity Funds[1]	$88,726,698	—	—	$88,726,698
Fixed Income Funds[1]	222,696,288	$72,498,043	—	295,194,331
Short-Term Securities	1,478,046	29,604,881	—	31,082,927

Total	$312,901,032	$102,102,924	—	$415,003,956

Derivative Financial Instruments[2]
Assets:
Foreign currency exchange contracts	—	$93,595	—	$93,595
Liabilities:
Foreign currency exchange contracts	—	(41,902)	—	(41,902)

Total	—	$51,693	—	$51,693

[1]     See above Schedule of Investments for values in each security type.

[2]     Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Foreign bank overdraft	—	$(215)	—	$(215)
Cash collateral on securities loaned at value	—	(29,604,881)	—	(29,604,881)

Total	—	$(29,605,096)	—	$(29,605,096)

During the year ended September 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

18	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments September 30, 2016	BlackRock 40/60 Target Allocation Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Equity Funds — 46.9%
BlackRock Global Allocation Fund, Inc., Class K	2,024,497	$37,817,597
BlackRock Global Long/Short Equity Fund, Class K (b)	1,528,605	16,203,211
BlackRock Total Emerging Markets Fund, Institutional Class	2,550,176	25,195,737
iShares Core MSCI EAFE ETF	304,345	16,781,583
iShares Core S&P Total U.S. Stock Market ETF	1,437,663	71,207,448
iShares Edge MSCI Min Vol USA ETF	431,178	19,588,416
iShares Edge MSCI USA Momentum Factor ETF	114,107	8,828,459

		195,622,451

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 52.7%
BlackRock Global Long/Short Credit Fund, Class K	1,280,941	$12,796,600
BlackRock Strategic Income Opportunities Portfolio, Class K	3,839,383	37,664,349
iShares 20+ Year Treasury Bond ETF (c)	60,027	8,254,313
iShares Core U.S. Aggregate Bond ETF	75,731	8,513,679
iShares Floating Rate Bond ETF	168,416	8,547,112
iShares iBoxx $ Investment Grade Corporate Bond ETF	135,559	16,698,158
iShares J.P. Morgan USD Emerging Markets Bond ETF (c)	209,205	24,520,918
iShares Short Maturity Bond ETF	410,619	20,608,968
iShares TIPS Bond ETF	174,176	20,289,762
Master Total Return Portfolio	$61,747,798	61,747,798

		219,641,657

Short-Term Securities — 2.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.20% (d)	1,111,293	1,111,293
BlackRock Liquidity Series, LLC, Money Market Series, 0.51% (d)(e)	$10,172,983	10,172,983

		11,284,276
Total Affiliated Investment Companies (Cost — $416,261,272) — 102.3%		426,548,384
Liabilities in Excess of Other Assets — (2.3)%		(9,497,238)

Net Assets — 100.0%		$417,051,146

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	19

Schedule of Investments (continued)	BlackRock 40/60 Target Allocation Fund

Notes to Schedule of Investments

(a)	During the year ended September 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2015	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at September 30, 2016	Value at September 30, 2016	Income		Realized Gain (Loss)
BlackRock Basic Value Fund, Inc., Class K	265,482	181,051		446,533		—	—	$ 158,491		$(1,399,488)
BlackRock Global Allocation Fund, Inc., Class K	—	3,597,279		1,572,782		2,024,497	$ 37,817,597	—		(26,470)
BlackRock Global Allocation Fund, Inc., Institutional Class	1,589,455	1,588,350		3,177,805		—	—	261,723		(1,518,473)
BlackRock Global Long/Short Credit Fund, Class K	—	1,978,237		697,296		1,280,941	12,796,600	—		92,243
BlackRock Global Long/Short Credit Fund, Institutional Class	891,082	583,888		1,474,970		—	—	554,804		(988,740)
BlackRock Global Long/Short Equity Fund, Class K	—	1,584,117		55,512		1,528,605	16,203,211	—		(23,354)
BlackRock Global Long/Short Equity Fund, Institutional Class	634,380	361,734		996,114		—	—	—		(496,256)
BlackRock High Yield Bond Portfolio, Class K	113,818	175,658		289,476		—	—	68,603		44,114
BlackRock Liquidity Funds, TempFund, Institutional Class	1,662,173	—		1,662,173	[1]	—	—	7,534		71
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	1,111,293	[2]	—		1,111,293	1,111,293	1,339		—
BlackRock Liquidity Series, LLC, Money Market Series	$ 5,755,810	$ 4,417,173	[2]	—		$10,172,983	10,172,983	105,594	[3]	—
BlackRock Strategic Income Opportunities Portfolio, Class K	—	7,464,824		3,625,441		3,839,383	37,664,349	754,630		210,047
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	3,223,000	2,444,704		5,667,704		—	—	489,011		(1,377,329)
BlackRock Total Emerging Markets Fund, Institutional Class	—	2,578,738		28,562		2,550,176	25,195,737	—		(5,855)
iShares 20+ Year Treasury Bond ETF	64,721	85,133		89,827		60,027	8,254,313	279,994		1,017,888
iShares Core MSCI EAFE ETF	96,282	325,920		117,857		304,345	16,781,583	249,125		(976,546)
iShares Core MSCI Emerging Markets ETF	102,396	91,912		194,308		—	—	72,973		(1,181,122)
iShares Core S&P Total U.S. Stock Market ETF	355,179	1,204,880	[4]	122,396		1,437,663	71,207,448	1,150,381		(88,445)
iShares Core U.S. Aggregate Bond ETF	27,935	94,059		46,263		75,731	8,513,679	155,220		59,540
iShares Edge MSCI Min Vol Emerging Markets ETF	—	192,547		192,547		—	—	115,913		798,960
iShares Edge MSCI Min Vol USA ETF	—	438,598		7,420		431,178	19,588,416	104,660		(5,656)
iShares Edge MSCI USA Momentum Factor ETF	—	117,936		3,829		114,107	8,828,459	69,095		(1,630)
iShares Floating Rate Bond ETF	150,623	175,527		157,734		168,416	8,547,112	74,583		(16,769)
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	191,002		55,443		135,559	16,698,158	133,924		27,229
iShares J.P. Morgan USD Emerging Markets Bond ETF	24,410	188,350		3,555		209,205	24,520,918	332,723		(1,073)
iShares MSCI ACWI ETF	53,074	25,428		78,502		—	—	89,808		(300,328)
iShares Short Maturity Bond ETF	—	415,279		4,660		410,619	20,608,968	38,585		(245)
iShares TIPS Bond ETF	68,127	161,484		55,435		174,176	20,289,762	176,055		(109,513)
Master Total Return Portfolio	$22,990,720	$ 38,757,078	[2,5]	—		$61,747,798	61,747,798	1,197,281		42,039
Total							$426,548,384	$6,642,049		$(6,225,161)

[1]	Represents net shares sold.

[2]	Represents net shares/beneficial interest purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

[4]	Includes 633,705 shares received from a two-for-one stock split.

[5]	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.

(b)	Non-income producing security.

(c)	Security, or a portion of security, is on loan. (d) Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

20	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock 40/60 Target Allocation Fund

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,496,827	USD	1,144,377	Royal Bank of Canada	10/05/16	$1,085
CHF	1,336,968	USD	1,383,217	Royal Bank of Canada	10/05/16	(6,601)
DKK	1,940,743	USD	292,535	Bank of America N.A.	10/05/16	354
EUR	4,206,675	USD	4,727,609	BNP Paribas S.A.	10/05/16	(888)
GBP	2,301,355	USD	3,013,339	Royal Bank of Scotland PLC	10/05/16	(30,136)
HKD	4,029,588	USD	519,584	Morgan Stanley & Co. International PLC	10/05/16	(40)
ILS	413,164	USD	109,979	HSBC Bank PLC	10/05/16	316
JPY	413,845,931	USD	4,109,130	Morgan Stanley & Co. International PLC	10/05/16	(27,142)
NOK	990,794	USD	122,214	Royal Bank of Scotland PLC	10/05/16	1,722
NZD	75,914	USD	55,500	Royal Bank of Scotland PLC	10/05/16	(235)
SEK	4,375,248	USD	513,022	BNP Paribas S.A.	10/05/16	(2,883)
SGD	297,651	USD	219,585	Morgan Stanley & Co. International PLC	10/05/16	(1,310)
USD	64,518	AUD	86,051	Bank of America N.A.	10/05/16	(1,334)
USD	1,072,574	AUD	1,410,776	Westpac Banking Corp.	10/05/16	(7,036)
USD	74,584	CHF	72,478	Goldman Sachs International	10/05/16	(43)
USD	1,207,167	CHF	1,164,519	Morgan Stanley & Co. International PLC	10/05/16	8,113
USD	101,818	CHF	99,970	Royal Bank of Canada	10/05/16	(1,117)
USD	267,585	DKK	1,762,562	BNP Paribas S.A.	10/05/16	1,587
USD	26,923	DKK	178,181	Morgan Stanley & Co. International PLC	10/05/16	32
USD	228,079	EUR	202,714	BNP Paribas S.A.	10/05/16	305
USD	273,575	EUR	245,390	BNP Paribas S.A.	10/05/16	(2,152)
USD	4,248,531	EUR	3,758,571	Citibank N.A.	10/05/16	25,310
USD	108,775	GBP	82,397	Goldman Sachs International	10/05/16	1,965
USD	2,722,512	GBP	2,060,580	Morgan Stanley & Co. International PLC	10/05/16	51,421
USD	207,935	GBP	158,378	Royal Bank of Canada	10/05/16	2,632
USD	62,217	HKD	482,672	Royal Bank of Canada	10/05/16	(15)
USD	457,555	HKD	3,546,916	Royal Bank of Scotland PLC	10/05/16	243
USD	10,698	ILS	40,331	Bank of America N.A.	10/05/16	(68)
USD	99,272	ILS	372,833	Royal Bank of Scotland PLC	10/05/16	(256)
USD	3,703,391	JPY	371,670,816	Bank of America N.A.	10/05/16	37,398
USD	153,178	JPY	15,811,032	BNP Paribas S.A.	10/05/16	(2,775)
USD	257,683	JPY	26,364,083	UBS AG	10/05/16	(2,360)
USD	109,713	NOK	900,993	BNP Paribas S.A.	10/05/16	(2,989)
USD	10,897	NOK	89,801	Royal Bank of Scotland PLC	10/05/16	(336)
USD	6,687	NZD	9,176	Royal Bank of Scotland PLC	10/05/16	6
USD	48,631	NZD	66,737	Westpac Banking Corp.	10/05/16	47
USD	63,727	SEK	539,625	BNP Paribas S.A.	10/05/16	808
USD	457,113	SEK	3,835,622	BNP Paribas S.A.	10/05/16	9,893
USD	21,261	SGD	28,995	Morgan Stanley & Co. International PLC	10/05/16	(1)
USD	198,471	SGD	268,656	Morgan Stanley & Co. International PLC	10/05/16	1,459
USD	106,632	JPY	10,789,804	Morgan Stanley & Co. International PLC	11/02/16	80
USD	4,113,319	JPY	413,845,931	Morgan Stanley & Co. International PLC	11/02/16	26,488
USD	62,530	AUD	81,735	BNP Paribas S.A.	11/03/16	24
USD	1,143,498	AUD	1,496,827	Royal Bank of Canada	11/03/16	(1,174)
USD	1,385,211	CHF	1,336,968	Royal Bank of Canada	11/03/16	6,138

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	21

Schedule of Investments (continued)	BlackRock 40/60 Target Allocation Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	292,910	DKK	1,940,743	Bank of America N.A.	11/03/16	$ (406)
USD	4,732,889	EUR	4,206,675	BNP Paribas S.A.	11/03/16	(308)
USD	79,726	EUR	70,898	Goldman Sachs International	11/03/16	(46)
USD	117,903	GBP	90,694	Royal Bank of Scotland PLC	11/03/16	268
USD	3,014,536	GBP	2,301,355	Royal Bank of Scotland PLC	11/03/16	29,543
USD	519,743	HKD	4,029,588	Morgan Stanley & Co. International PLC	11/03/16	45
USD	13,985	HKD	108,429	Royal Bank of Scotland PLC	11/03/16	—
USD	110,046	ILS	413,164	HSBC Bank PLC	11/03/16	(316)
USD	122,217	NOK	990,794	Royal Bank of Scotland PLC	11/03/16	(1,731)
USD	55,433	NZD	75,914	Royal Bank of Scotland PLC	11/03/16	235
USD	513,664	SEK	4,375,248	BNP Paribas S.A.	11/03/16	2,767
USD	13,400	SEK	114,723	Citibank N.A.	11/03/16	4
USD	219,605	SGD	297,651	Morgan Stanley & Co. International PLC	11/03/16	1,287

Total						$117,877

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$211,575	—	—	$211,575
Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$93,698	—	—	$93,698

For the year ended September 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	$ (13,532)	—	—	$(13,532)
Forward foreign currency exchange contracts	—	—	—	(279,022)	—	—	(279,022)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$117,877	—	—	$117,877

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Future contracts:
Average notional value of contracts — long	$2,433,677
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$8,220,579
Average amounts sold — in USD	$4,052,523

See Notes to Financial Statements.

22	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock 40/60 Target Allocation Fund

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:
	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$211,575	$93,698

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$211,575	$93,698

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$ 37,752	$ (1,808)	—	—	$ 35,944
BNP Paribas S.A.	15,384	(11,995)	—	—	3,389
Citibank N.A.	25,314	—	—	—	25,314
Goldman Sachs International	1,965	(89)	—	—	1,876
HSBC Bank PLC	316	(316)	—	—	—
Morgan Stanley & Co. International PLC	88,925	(28,493)	—	—	60,432
Royal Bank of Canada	9,855	(8,907)	—	—	948
Royal Bank of Scotland PLC	32,017	(32,017)	—	—	—
Westpac Banking Corp.	47	(47)	—	—	—

Total	$211,575	$(83,672)	—	—	$127,903

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$ 1,808	$ (1,808)	—	—	—
BNP Paribas S.A.	11,995	(11,995)	—	—	—
Goldman Sachs International	89	(89)	—	—	—
HSBC Bank PLC	316	(316)	—	—	—
Morgan Stanley & Co. International PLC	28,493	(28,493)	—	—	—
Royal Bank of Canada	8,907	(8,907)	—	—	—
Royal Bank of Scotland PLC	32,694	(32,017)	—	—	$ 677
UBS AG	2,360	—	—	—	2,360
Westpac Banking Corp.	7,036	(47)	—	—	6,989

Total	$ 93,698	$(83,672)	—	—	$ 10,026

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.
[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	23

Schedule of Investments (concluded)	BlackRock 40/60 Target Allocation Fund

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies:
Equity Funds[1]	$195,622,451	—	—	$195,622,451
Fixed Income Funds[1]	157,893,859	$61,747,798	—	219,641,657
Short-Term Securities	1,111,293	10,172,983	—	11,284,276

Total	$354,627,603	$71,920,781	—	$426,548,384

Derivative Financial Instruments[2]
Assets:
Foreign currency exchange contracts	—	$211,575	—	$211,575
Liabilities:
Foreign currency exchange contracts	—	(93,698)	—	(93,698)

Total	—	$117,877	—	$117,877

[1]     See above Schedule of Investments for values in each security type.

[2]     Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Foreign bank overdraft	—	$(368)	—	$(368)
Cash collateral on securities loaned at value	—	(10,172,983)	—	(10,172,983)

Total	—	$(10,173,351)	—	$(10,173,351)

During the year ended September 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

24	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments September 30, 2016	BlackRock 60/40 Target Allocation Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Equity Funds — 69.0%
BlackRock Basic Value Fund, Inc., Class K	995,176	$24,590,802
BlackRock Global Allocation Fund, Inc., Class K	1,787,898	33,397,933
BlackRock Global Dividend Portfolio, Institutional Class	1,512,560	18,649,861
BlackRock Global Long/Short Equity Fund, Class K (b)	2,650,367	28,093,894
BlackRock Total Emerging Markets Fund, Institutional Class	3,394,777	33,540,397
iShares Core MSCI EAFE ETF (c)	713,046	39,317,356
iShares Core S&P Mid-Cap ETF	61,070	9,448,140
iShares Core S&P Total U.S. Stock Market ETF	1,915,069	94,853,367
iShares Edge MSCI Min Vol USA ETF	700,433	31,820,671
iShares Edge MSCI USA Momentum Factor ETF (c)	177,050	13,698,359

		327,410,780

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 30.8%
BlackRock Strategic Income Opportunities Portfolio, Class K	2,932,069	$28,763,602
iShares 20+ Year Treasury Bond ETF (c)	69,994	9,624,875
iShares Core U.S. Aggregate Bond ETF	82,948	9,325,014
iShares Floating Rate Bond ETF	195,472	9,920,204
iShares J.P. Morgan USD Emerging Markets Bond ETF (c)	159,190	18,658,660
iShares TIPS Bond ETF	158,928	18,513,523
Master Total Return Portfolio	$51,619,092	51,619,092

		146,424,970

Short-Term Securities — 10.7%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.20% (d)	2,053,091	2,053,091
BlackRock Liquidity Series, LLC, Money Market Series, 0.51% (d)(e)	$48,772,673	48,772,673

		50,825,764
Total Affiliated Investment Companies (Cost — $512,595,440) — 110.5%		524,661,514
Liabilities in Excess of Other Assets — (10.5)%		(49,978,959)

Net Assets — 100.0%		$474,682,555

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	25

Schedule of Investments (continued)	BlackRock 60/40 Target Allocation Fund

Notes to Schedule of Investments

(a)	During the year ended September 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2015	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at September 30, 2016	Value at September 30, 2016	Income		Realized Gain (Loss)
BlackRock Basic Value Fund, Inc., Class K	481,180	1,349,896		835,900		995,176	$ 24,590,802	$ 308,662		$ 248,447
BlackRock Global Allocation Fund, Inc., Class K	—	3,453,765		1,665,867		1,787,898	33,397,933	—		25,125
BlackRock Global Allocation Fund, Inc., Institutional Class	1,119,311	1,763,949		2,883,260		—	—	204,446		(953,152)
BlackRock Global Dividend Portfolio, Institutional Class	—	1,516,002		3,442		1,512,560	18,649,861	95,529		(1,249)
BlackRock Global Long/Short Credit Fund, Class K	—	705,519		705,519		—	—	—		109,240
BlackRock Global Long/Short Credit Fund, Institutional Class	238,706	247,171		485,877		—	—	163,119		(276,464)
BlackRock Global Long/Short Equity Fund, Class K	—	3,235,307		584,940		2,650,367	28,093,894	—		(305,226)
BlackRock Global Long/Short Equity Fund, Institutional Class	673,616	663,320		1,336,936		—	—	—		(604,477)
BlackRock Liquidity Funds, TempFund, Institutional Class	1,374,481	—		1,374,481	[1]	—	—	9,903		63
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	2,053,091	[2]	—		2,053,091	2,053,091	1,484		—
BlackRock Liquidity Series, LLC, Money Market Series	$ 3,316,362	$45,456,311	[2]	—		$48,772,673	48,772,673	127,291	[3]	—
BlackRock Strategic Income Opportunities Portfolio, Class K	—	4,878,652		1,946,583		2,932,069	28,763,602	465,958		46,743
BlackRock Strategic Income Opportunities Portfolio, Institutional Class	1,600,263	1,565,624		3,165,887		—	—	257,193		(708,180)
BlackRock Total Emerging Markets Fund, Institutional Class	—	3,402,350		7,573		3,394,777	33,540,397	—		(3,029)
iShares 20+ Year Treasury Bond ETF	—	70,594		600		69,994	9,624,875	93,486		(2,894)
iShares Core MSCI EAFE ETF	274,121	646,055		207,130		713,046	39,317,356	763,724		(1,886,163)
iShares Core MSCI Emerging Markets ETF	90,739	70,634		161,373		—	—	70,612		(1,050,672)
iShares Core S&P Mid-Cap ETF	—	61,270		200		61,070	9,448,140	43,026		(1,004)
iShares Core S&P Total U.S. Stock Market ETF	294,837	1,664,782	[4]	44,550		1,915,069	94,853,367	1,221,453		(229,438)
iShares Core U.S. Aggregate Bond ETF	10,864	88,563		16,479		82,948	9,325,014	93,172		3,046
iShares Edge MSCI Min Vol Emerging Markets ETF	—	185,484		185,484		—	—	107,556		713,817
iShares Edge MSCI Min Vol USA ETF	—	702,033		1,600		700,433	31,820,671	169,313		(3,125)
iShares Edge MSCI USA Momentum Factor ETF	—	178,250		1,200		177,050	13,698,359	83,041		(1,423)
iShares Floating Rate Bond ETF	49,456	274,916		128,900		195,472	9,920,204	61,615		(3,744)
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	168,087		168,087		—	—	52,866		104,671
iShares J.P. Morgan USD Emerging Markets Bond ETF	21,598	146,892		9,300		159,190	18,658,660	273,904		(54,846)
iShares MSCI ACWI ETF	19,579	13,310		32,889		—	—	20,664		(246,903)
iShares TIPS Bond ETF	36,047	146,521		23,640		158,928	18,513,523	153,044		(48,669)
Master Total Return Portfolio	$10,762,947	$40,856,145	[2,5]	—		$51,619,092	51,619,092	756,066		92,834

Total							$524,661,514	$5,597,127		$(5,036,672)

[1]	Represents net shares sold.
[2]	Represents net shares/beneficial interest purchased.
[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

[4]	Includes 765,359 shares received from a two-for-one stock split.
[5]	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.
(b)	Non-income producing security.
(c)	Security, or a portion of security, is on loan. (d) Current yield as of period end.
(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

26	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock 60/40 Target Allocation Fund

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	2,192,297	USD	1,676,199	Commonwealth Bank of Australia	10/05/16	$ 1,477
CHF	1,958,212	USD	2,025,951	Royal Bank of Canada	10/05/16	(9,668)
DKK	2,840,675	USD	428,186	Bank of America N.A.	10/05/16	517
EUR	6,167,140	USD	6,931,057	Westpac Banking Corp.	10/05/16	(1,512)
GBP	3,388,173	USD	4,436,459	Royal Bank of Scotland PLC	10/05/16	(44,435)
HKD	5,951,044	USD	767,340	Morgan Stanley & Co. International PLC	10/05/16	(59)
ILS	587,245	USD	156,317	HSBC Bank PLC	10/05/16	449
JPY	598,399,656	USD	5,941,450	Westpac Banking Corp.	10/05/16	(39,107)
NOK	1,408,251	USD	173,722	Royal Bank of Scotland PLC	10/05/16	2,432
NZD	107,899	USD	78,877	Royal Bank of Scotland PLC	10/05/16	(327)
SEK	6,430,475	USD	754,008	BNP Paribas S.A.	10/05/16	(4,238)
SGD	423,062	USD	312,105	Morgan Stanley & Co. International PLC	10/05/16	(1,863)
USD	41,515	AUD	55,371	Bank of America N.A.	10/05/16	(859)
USD	122,776	AUD	163,735	Goldman Sachs International	10/05/16	(2,523)
USD	48,470	AUD	64,801	Morgan Stanley & Co. International PLC	10/05/16	(1,120)
USD	1,450,895	AUD	1,908,390	Westpac Banking Corp.	10/05/16	(9,518)
USD	59,216	CHF	57,930	Goldman Sachs International	10/05/16	(433)
USD	119,989	CHF	116,593	Goldman Sachs International	10/05/16	(61)
USD	1,637,708	CHF	1,579,850	Morgan Stanley & Co. International PLC	10/05/16	11,007
USD	207,602	CHF	203,838	Royal Bank of Scotland PLC	10/05/16	(2,281)
USD	375,656	DKK	2,474,412	BNP Paribas S.A.	10/05/16	2,228
USD	42,917	DKK	284,037	Morgan Stanley & Co. International PLC	10/05/16	51
USD	12,326	DKK	82,226	Royal Bank of Scotland PLC	10/05/16	(83)
USD	372,572	EUR	331,114	Bank of America N.A.	10/05/16	524
USD	605,853	EUR	543,436	BNP Paribas S.A.	10/05/16	(4,765)
USD	5,769,969	EUR	5,104,551	Citibank N.A.	10/05/16	34,374
USD	209,976	EUR	188,039	Royal Bank of Canada	10/05/16	(1,308)
USD	449,293	GBP	342,218	Morgan Stanley & Co. International PLC	10/05/16	5,683
USD	3,683,399	GBP	2,787,844	Morgan Stanley & Co. International PLC	10/05/16	69,572
USD	153,323	GBP	117,173	Northern Trust Corp.	10/05/16	1,434
USD	186,065	GBP	140,939	Royal Bank of Canada	10/05/16	3,369
USD	28,827	HKD	223,643	Royal Bank of Scotland PLC	10/05/16	(8)
USD	119,895	HKD	930,123	Royal Bank of Scotland PLC	10/05/16	(28)
USD	618,853	HKD	4,797,278	Royal Bank of Scotland PLC	10/05/16	329
USD	23,978	ILS	90,395	Bank of America N.A.	10/05/16	(153)
USD	132,294	ILS	496,851	Royal Bank of Scotland PLC	10/05/16	(341)
USD	99,702	JPY	10,185,344	Bank of America N.A.	10/05/16	(762)
USD	5,029,609	JPY	504,769,590	Bank of America N.A.	10/05/16	50,791
USD	405,079	JPY	41,812,159	BNP Paribas S.A.	10/05/16	(7,337)
USD	406,885	JPY	41,632,563	Northern Trust Corp.	10/05/16	(3,760)
USD	146,208	NOK	1,200,695	BNP Paribas S.A.	10/05/16	(3,983)
USD	25,196	NOK	207,556	Royal Bank of Scotland PLC	10/05/16	(766)
USD	13,815	NZD	18,962	Citibank N.A.	10/05/16	11
USD	64,808	NZD	88,937	Westpac Banking Corp.	10/05/16	62
USD	618,547	SEK	5,190,215	BNP Paribas S.A.	10/05/16	13,387

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	27

Schedule of Investments (continued)	BlackRock 60/40 Target Allocation Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	24,720	SEK	211,776	Morgan Stanley & Co. International PLC	10/05/16	$ 28
USD	121,472	SEK	1,028,484	Royal Bank of Canada	10/05/16	1,554
USD	47,694	SGD	65,041	Bank of America N.A.	10/05/16	(2)
USD	264,490	SGD	358,020	Morgan Stanley & Co. International PLC	10/05/16	1,944
USD	231,218	JPY	23,396,357	Morgan Stanley & Co. International PLC	11/02/16	173
USD	5,947,520	JPY	598,399,656	Westpac Banking Corp.	11/02/16	38,175
USD	91,191	AUD	119,199	BNP Paribas S.A.	11/03/16	35
USD	1,674,917	AUD	2,192,297	Commonwealth Bank of Australia	11/03/16	(1,604)
USD	2,028,871	CHF	1,958,212	Royal Bank of Canada	11/03/16	8,990
USD	428,734	DKK	2,840,675	Bank of America N.A.	11/03/16	(594)
USD	108,550	EUR	96,530	Goldman Sachs International	11/03/16	(62)
USD	6,939,833	EUR	6,167,140	Westpac Banking Corp.	11/03/16	793
USD	148,871	GBP	114,516	Royal Bank of Scotland PLC	11/03/16	338
USD	4,438,221	GBP	3,388,173	Royal Bank of Scotland PLC	11/03/16	43,562
USD	767,576	HKD	5,951,044	Morgan Stanley & Co. International PLC	11/03/16	67
USD	13,965	HKD	108,274	Royal Bank of Scotland PLC	11/03/16	—
USD	156,413	ILS	587,245	HSBC Bank PLC	11/03/16	(448)
USD	13,042	NOK	104,131	Citibank N.A.	11/03/16	15
USD	173,731	NOK	1,408,251	Royal Bank of Scotland PLC	11/03/16	(2,441)
USD	78,781	NZD	107,899	Royal Bank of Scotland PLC	11/03/16	327
USD	754,952	SEK	6,430,475	BNP Paribas S.A.	11/03/16	4,066
USD	16,844	SEK	144,210	Citibank N.A.	11/03/16	5
USD	18,968	SGD	25,857	Morgan Stanley & Co. International PLC	11/03/16	3
USD	312,132	SGD	423,061	Morgan Stanley & Co. International PLC	11/03/16	1,830

Total						$153,153

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$299,602	—	—	$299,602
Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$146,449	—	—	$146,449

See Notes to Financial Statements.

28	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock 60/40 Target Allocation Fund

For the year ended September 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	$ 20,011	—	—	$ 20,011
Forward foreign currency exchange contracts	—	—	—	(374,183)	—	—	(374,183)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$153,153	—	—	$153,153

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Future contracts:
Average notional value of contracts — long	$ 7,256,178
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$12,021,481
Average amounts sold — in USD	$ 5,920,418

For more information about the Fund investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$299,602	$146,449

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$299,602	$146,449

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A	$ 51,832	$ (2,370)	—	—	$ 49,462
BNP Paribas S.A	19,716	(19,716)	—	—	—
Citibank N.A	34,405	—	—	—	34,405
Commonwealth Bank of Australia	1,477	(1,477)	—	—	—
HSBC Bank PLC	449	(448)	—	—	1
Morgan Stanley & Co. International PLC	90,358	(3,042)	—	—	87,316
Northern Trust Corp	1,434	(1,434)	—	—	—
Royal Bank of Canada	13,913	(10,976)	—	—	2,937
Royal Bank of Scotland PLC	46,988	(46,988)	—	—	—
Westpac Banking Corp	39,030	(39,030)	—	—	—
Total	$299,602	$(125,481)	—	—	$174,121

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	29

Schedule of Investments (concluded)	BlackRock 60/40 Target Allocation Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$ 2,370	$ (2,370)	—	—	—
BNP Paribas S.A.	20,323	(19,716)	—	—	$ 607
Commonwealth Bank of Australia	1,604	(1,477)	—	—	127
Goldman Sachs International	3,079	—	—	—	3,079
HSBC Bank PLC	448	(448)	—	—	—
Morgan Stanley & Co. International PLC	3,042	(3,042)	—	—	—
Northern Trust Corp	3,760	(1,434)	—	—	2,326
Royal Bank of Canada	10,976	(10,976)	—	—	—
Royal Bank of Scotland PLC.	50,710	(46,988)	—	—	3,722
Westpac Banking Corp.	50,137	(39,030)	—	—	11,107
Total	$146,449	$(125,481)	—	—	$20,968

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies:
Equity Funds[1]	$327,410,780	—	—	$327,410,780
Fixed Income Funds[1]	94,805,878	$51,619,092	—	146,424,970
Short-Term Securities	2,053,091	48,772,673	—	50,825,764

Total	$424,269,749	$100,391,765	—	$524,661,514

Derivative Financial Instruments[2]
Assets:
Foreign currency exchange contracts	—	$299,602	—	$299,602
Liabilities:
Foreign currency exchange contracts	—	(146,449)	—	(146,449)

Total	—	$153,153	—	$153,153

[1]     See above Schedule of Investments for values in each security type.

[2]     Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Foreign bank overdraft	—	$(676)	—	$(676)
Cash collateral on securities loaned at value	—	(48,772,673)	—	(48,772,673)

Total	—	$(48,773,349)	—	$(48,773,349)

During the year ended September 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

30	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments September 30, 2016	BlackRock 80/20 Target Allocation Fund
(Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares	Value
Equity Funds — 85.8%
BlackRock Basic Value Fund, Inc., Class K	669,030	$16,531,727
BlackRock Global Allocation Fund, Inc., Class K	652,083	12,180,914
BlackRock Global Dividend Portfolio, Institutional Class	806,997	9,950,271
BlackRock Global Long/Short Equity Fund, Class K (b)	372,836	3,952,057
BlackRock Total Emerging Markets Fund, Institutional Class	825,836	8,159,259
iShares Core MSCI EAFE ETF	452,292	24,939,381
iShares Core S&P Mid-Cap ETF	77,930	12,056,550
iShares Core S&P Total U.S. Stock Market ETF	973,353	48,210,174
iShares Edge MSCI Min Vol Emerging Markets ETF	154,769	8,366,812
iShares Edge MSCI Min Vol USA ETF	298,346	13,553,859
iShares Edge MSCI USA Momentum Factor ETF	204,605	15,830,289

		173,731,293

Affiliated Investment Companies (a)	Shares/ Beneficial Interest	Value
Fixed Income Funds — 13.9%
iShares Core U.S. Aggregate Bond ETF	36,537	$4,107,490
iShares J.P. Morgan USD Emerging Markets Bond ETF (c)	68,537	8,033,222
iShares TIPS Bond ETF	68,830	8,018,007
Master Total Return Portfolio	$8,019,681	8,019,681

		28,178,400

Short-Term Securities — 4.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.20% (d)	1,199,838	1,199,838
BlackRock Liquidity Series, LLC, Money Market Series, 0.51% (d)(e)	$6,980,234	6,980,234

		8,180,072

Total Affiliated Investment Companies (Cost — $204,598,403) — 103.8%		210,089,765
Liabilities in Excess of Other Assets — (3.8)%		(7,636,681)

Net Assets — 100.0%		$202,453,084

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	31

Schedule of Investments (continued)	BlackRock 80/20 Target Allocation Fund

Notes to Schedule of Investments

(a)	During the year ended September 30, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at September 30, 2015	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold		Shares/ Beneficial Interest Held at September 30, 2016	Value at September 30, 2016	Income		Realized Gain (Loss)
BlackRock Basic Value Fund, Inc., Class K	229,584	584,768		145,322		669,030	$16,531,727	$129,673		$353,602
BlackRock Global Allocation Fund, Inc., Class K	—	1,301,456		649,373		652,083	12,180,914	—		7,683
BlackRock Global Allocation Fund, Inc., Institutional Class	473,301	585,361		1,058,662		—	—	75,680		(380,001)
BlackRock Global Dividend Portfolio, Institutional Class	—	813,390		6,393		806,997	9,950,271	46,316		(2,384)
BlackRock Global Long/Short Credit Fund, Class K	—	275,225		275,225		—	—	—		43,519
BlackRock Global Long/Short Credit Fund, Institutional Class	116,108	87,971		204,079		—	—	68,688		(116,191)
BlackRock Global Long/Short Equity Fund, Class K	—	608,844		236,008		372,836	3,952,057	—		(123,656)
BlackRock Global Long/Short Equity Fund, Institutional Class	213,799	158,095		371,894		—	—	—		(178,511)
BlackRock Global SmallCap Fund, Inc., Institutional Class	275,969	432,375		708,344		—	—	—		153,901
BlackRock Liquidity Funds, TempFund, Institutional Class	578,878	—		578,878	[1]	—	—	4,460		23
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	1,199,838	[2]	—		1,199,838	1,199,838	1,087		—
BlackRock Liquidity Series, LLC, Money Market Series	$1,274,821	$5,705,413	[2]	—		$6,980,234	6,980,234	42,070	[3]	—
BlackRock Total Emerging Markets Fund, Institutional Class	—	832,276		6,440		825,836	8,159,259	—		(2,546)
iShares 20+ Year Treasury Bond ETF	—	22,158		22,158		—	—	25,383		218,957
iShares Core MSCI EAFE ETF	218,916	419,141		185,765		452,292	24,939,381	531,175		(1,532,859)
iShares Core MSCI Emerging Markets ETF	63,172	46,288		109,460		—	—	43,993		(652,169)
iShares Core S&P Mid-Cap ETF	—	78,530		600		77,930	12,056,550	54,850		(3,334)
iShares Core S&P Total U.S. Stock Market ETF	154,657	865,126	[4]	46,430		973,353	48,210,174	548,273		(361,626)
iShares Core U.S. Aggregate Bond ETF	5,945	39,572		8,980		36,537	4,107,490	39,555		625
iShares Edge MSCI Min Vol Emerging Markets ETF	—	169,439		14,670		154,769	8,366,812	72,616		7,438
iShares Edge MSCI Min Vol USA ETF	—	300,646		2,300		298,346	13,553,859	72,087		(4,635)
iShares Edge MSCI USA Momentum Factor ETF	—	207,105		2,500		204,605	15,830,289	84,118		(5,023)
iShares iBoxx $ Investment Grade Corporate Bond ETF	—	21,676		21,676		—	—	6,795		13,326
iShares J.P. Morgan USD Emerging Markets Bond ETF	8,396	60,966		825		68,537	8,033,222	107,344		(1,819)
iShares MSCI ACWI ETF	9,928	1,869		11,797		—	—	7,600		(93,554)
iShares TIPS Bond ETF	17,256	62,509		10,935		68,830	8,018,007	62,125		(20,705)
Master Total Return Portfolio	$2,573,555	$5,446,126	[2,5]	—		$8,019,681	8,019,681	139,065		29,883

Total							$210,089,765	$2,162,953		$(2,650,056)

[1]	Represents net shares sold.

[2]	Represents net shares/beneficial interest purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

[4]	Includes 354,879 shares received from a two-for-one stock split.

[5]	Inclusive of income, expense, realized and unrealized gains and losses allocated from the Master Portfolio.

(b)	Non-income producing security.

(c)	Security, or a portion of security, is on loan.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

See Notes to Financial Statements.

32	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock 80/20 Target Allocation Fund

Derivative Financial Instruments Outstanding as of Period End

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	1,116,692	USD	853,806	Royal Bank of Canada	10/05/16	$ 753
CHF	997,456	USD	1,031,960	Royal Bank of Canada	10/05/16	(4,925)
DKK	1,446,957	USD	218,105	Bank of America N.A.	10/05/16	264
EUR	3,141,361	USD	3,530,371	BNP Paribas S.A.	10/05/16	(663)
GBP	1,725,836	USD	2,259,803	Royal Bank of Scotland PLC	10/05/16	(22,634)
HKD	3,031,288	USD	390,861	Morgan Stanley & Co. International PLC	10/05/16	(30)
ILS	291,966	USD	77,718	HSBC Bank PLC	10/05/16	223
JPY	304,807,291	USD	3,026,471	Morgan Stanley & Co. International PLC	10/05/16	(19,990)
NOK	700,153	USD	86,371	Royal Bank of Scotland PLC	10/05/16	1,209
NZD	53,645	USD	39,216	Royal Bank of Scotland PLC	10/05/16	(162)
SEK	3,275,496	USD	384,078	BNP Paribas S.A.	10/05/16	(2,167)
SGD	221,063	USD	163,084	Morgan Stanley & Co. International PLC	10/05/16	(973)
USD	44,535	AUD	59,399	Bank of America N.A.	10/05/16	(921)
USD	77,083	AUD	102,796	Goldman Sachs International	10/05/16	(1,583)
USD	44,091	AUD	58,946	Morgan Stanley & Co. International PLC	10/05/16	(1,018)
USD	680,862	AUD	895,551	Westpac Banking Corp.	10/05/16	(4,467)
USD	87,888	CHF	85,401	Goldman Sachs International	10/05/16	(46)
USD	769,113	CHF	741,941	Morgan Stanley & Co. International PLC	10/05/16	5,169
USD	53,846	CHF	52,676	Nomura International PLC	10/05/16	(393)
USD	119,606	CHF	117,438	Royal Bank of Scotland PLC	10/05/16	(1,314)
USD	176,368	DKK	1,161,720	BNP Paribas S.A.	10/05/16	1,046
USD	11,320	DKK	75,514	Morgan Stanley & Co. International PLC	10/05/16	(76)
USD	31,688	DKK	209,723	Morgan Stanley & Co. International PLC	10/05/16	38
USD	131,055	EUR	117,555	BNP Paribas S.A.	10/05/16	(1,032)
USD	2,943,043	EUR	2,603,638	Citibank N.A.	10/05/16	17,533
USD	282,988	EUR	251,490	Northern Trust Corp.	10/05/16	408
USD	188,358	EUR	168,678	Royal Bank of Scotland PLC	10/05/16	(1,173)
USD	59,243	GBP	45,124	Morgan Stanley & Co. International PLC	10/05/16	749
USD	1,932,882	GBP	1,462,935	Morgan Stanley & Co. International PLC	10/05/16	36,510
USD	130,281	GBP	99,564	Northern Trust Corp.	10/05/16	1,218
USD	156,058	GBP	118,213	Royal Bank of Scotland PLC	10/05/16	2,821
USD	23,684	HKD	183,745	Royal Bank of Scotland PLC	10/05/16	(6)
USD	76,831	HKD	596,038	Royal Bank of Scotland PLC	10/05/16	(18)
USD	290,446	HKD	2,251,504	Royal Bank of Scotland PLC	10/05/16	154
USD	16,276	ILS	61,359	Bank of America N.A.	10/05/16	(104)
USD	61,403	ILS	230,607	Royal Bank of Scotland PLC	10/05/16	(158)
USD	120,985	JPY	12,359,571	Bank of America N.A.	10/05/16	(924)
USD	2,488,950	JPY	249,790,013	Bank of America N.A.	10/05/16	25,134
USD	131,294	JPY	13,552,368	BNP Paribas S.A.	10/05/16	(2,381)
USD	284,478	JPY	29,105,339	Royal Bank of Scotland PLC	10/05/16	(2,604)
USD	67,861	NOK	557,289	BNP Paribas S.A.	10/05/16	(1,849)
USD	17,343	NOK	142,864	Royal Bank of Scotland PLC	10/05/16	(527)
USD	9,013	NZD	12,366	Royal Bank of Scotland PLC	10/05/16	10
USD	30,080	NZD	41,279	Westpac Banking Corp.	10/05/16	29
USD	290,355	SEK	2,436,358	BNP Paribas S.A.	10/05/16	6,284

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	33

Schedule of Investments (continued)	BlackRock 80/20 Target Allocation Fund

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	77,415	SEK	655,448	Royal Bank of Canada	10/05/16	$ 992
USD	21,443	SEK	183,690	Royal Bank of Scotland PLC	10/05/16	25
USD	7,841	SGD	10,726	Bank of America N.A.	10/05/16	(25)
USD	32,388	SGD	44,166	Morgan Stanley & Co. International PLC	10/05/16	(1)
USD	122,760	SGD	166,171	Morgan Stanley & Co. International PLC	10/05/16	902
USD	105,959	JPY	10,721,707	Morgan Stanley & Co. International PLC	11/02/16	79
USD	3,029,557	JPY	304,807,291	Morgan Stanley & Co. International PLC	11/02/16	19,509
USD	43,050	AUD	56,272	BNP Paribas S.A.	11/03/16	17
USD	853,150	AUD	1,116,692	Royal Bank of Canada	11/03/16	(820)
USD	1,033,448	CHF	997,456	Royal Bank of Canada	11/03/16	4,579
USD	218,385	DKK	1,446,957	Bank of America N.A.	11/03/16	(302)
USD	3,534,314	EUR	3,141,361	BNP Paribas S.A.	11/03/16	(230)
USD	41,747	EUR	37,124	Goldman Sachs International	11/03/16	(24)
USD	67,074	GBP	51,595	Royal Bank of Scotland PLC	11/03/16	152
USD	2,260,700	GBP	1,725,836	Royal Bank of Scotland PLC	11/03/16	22,189
USD	390,981	HKD	3,031,288	Morgan Stanley & Co. International PLC	11/03/16	34
USD	5,610	HKD	43,499	Royal Bank of Scotland PLC	11/03/16	—
USD	77,765	ILS	291,966	HSBC Bank PLC	11/03/16	(223)
USD	8,429	NOK	67,302	Citibank N.A.	11/03/16	10
USD	86,376	NOK	700,153	Royal Bank of Scotland PLC	11/03/16	(1,214)
USD	39,168	NZD	53,645	Royal Bank of Scotland PLC	11/03/16	162
USD	384,559	SEK	3,275,496	BNP Paribas S.A.	11/03/16	2,079
USD	7,103	SEK	60,813	Citibank N.A.	11/03/16	2
USD	163,099	SGD	221,063	Morgan Stanley & Co. International PLC	11/03/16	956
Total						$76,262

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$151,239	—	—	$151,239
Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$ 74,977	—	—	$74,977

See Notes to Financial Statements.

34	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Schedule of Investments (continued)	BlackRock 80/20 Target Allocation Fund

For the year ended September 30, 2016, the effect of derivative financial instruments in the Statements of Operations was as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	$ 9,500	—	—	$9,500
Forward foreign currency exchange contracts	—	—	—	(175,066)	—	—	(175,066)

Net Change in Unrealized Appreciation (Depreciation) on:
Forward foreign currency exchange contracts	—	—	—	$ 76,262	—	—	$76,262

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Future contracts:
Average notional value of contracts — long	$5,107,048
Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$6,110,407
Average amounts sold — in USD	$3,015,461

For more information about the Fund investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward foreign currency exchange contracts	$151,239	$74,977

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	—	—

Total derivative assets and liabilities subject to an MNA	$151,239	$74,977

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$ 25,398	$ (2,276)	—	—	$23,122
BNP Paribas S.A.	9,426	(8,322)	—	—	1,104
Citibank N.A.	17,545	—	—	—	17,545
HSBC Bank PLC	223	(223)	—	—	—
Morgan Stanley & Co. International PLC	63,946	(22,088)	—	—	41,858
Northern Trust Corp	1,626	—	—	—	1,626
Royal Bank of Canada	6,324	(5,745)	—	—	579
Royal Bank of Scotland PLC.	26,722	(26,722)	—	—	—
Westpac Banking Corp.	29	(29)	—	—	—

Total	$151,239	$(65,405)	—	—	$85,834

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	35

Schedule of Investments (concluded)	BlackRock 80/20 Target Allocation Fund

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$ 2,276	$ (2,276)	—	—	—
BNP Paribas S.A.	8,322	(8,322)	—	—	—
Goldman Sachs International	1,653	—	—	—	$1,653
HSBC Bank PLC	223	(223)	—	—	—
Morgan Stanley & Co. International PLC	22,088	(22,088)	—	—	—
Nomura International PLC.	393	—	—	—	393
Royal Bank of Canada	5,745	(5,745)	—	—	—
Royal Bank of Scotland PLC.	29,810	(26,722)	—	—	3,088
Westpac Banking Corp.	4,467	(29)	—	—	4,438

Total	$74,977	$(65,405)	—	—	$9,572

[1]	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies:
Equity Funds[1]	$173,731,293	—	—	$173,731,293
Fixed Income Funds[1]	20,158,719	$8,019,681	—	28,178,400
Short-Term Securities	1,199,838	6,980,234	—	8,180,072

Total	$195,089,850	$14,999,915	—	$210,089,765

Derivative Financial Instruments[2]
Assets:
Foreign currency exchange contracts	—	$151,239	—	$151,239
Liabilities:
Foreign currency exchange contracts	—	(74,977)	—	(74,977)

Total	—	$76,262	—	$76,262

[1]     See above Schedule of Investments for values in each security type.

[2]     Derivative financial instruments are forward foreign currency exchange contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities:
Foreign bank overdraft	—	$(236)	—	$(236)
Cash collateral on securities loaned at value	—	(6,980,234)	—	(6,980,234)

Total	—	$(6,980,470)	—	$(6,980,470)

During the year ended September 30, 2016, there were no transfers between levels.

See Notes to Financial Statements.

36	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Statements of Assets and Liabilities

September 30, 2016	BlackRock 20/80 Target Allocation Fund	BlackRock 40/60 Target Allocation Fund	BlackRock 60/40 Target Allocation Fund	BlackRock 80/20 Target Allocation Fund

Assets
Investments at value — affiliated[1,2]	$415,003,956	$426,548,384	$524,661,514	$210,089,765
Receivables:
Securities lending income — affiliated.	8,848	10,319	47,370	3,792
Capital shares sold	1,200,367	1,633,612	671,700	253,487
Dividends — affiliated	1,376	1,448	1,841	823
From the Manager	58,246	63,315	75,703	67,182
Unrealized appreciation on forward foreign currency exchange contracts	93,595	211,575	299,602	151,239
Prepaid expenses	18,249	16,500	25,651	18,089

Total assets	416,384,637	428,485,153	525,783,381	210,584,377

Liabilities
Foreign bank overdraft[3]	215	368	676	236
Cash collateral on securities loaned at value	29,604,881	10,172,983	48,772,673	6,980,234
Payables:
Investments purchased — affiliated	734,271	339,581	502,334	408,532
Capital shares redeemed	683,205	457,918	1,345,591	504,751
Officer’s and Trustees’ fees	5,136	5,277	5,164	4,435
Other accrued expenses	170,128	196,525	170,177	102,590
Other affiliates	1,347	2,491	3,006	—
Service and distribution fees	152,580	165,166	154,756	55,538
Unrealized depreciation on forward foreign currency exchange contracts	41,902	93,698	146,449	74,977

Total liabilities	31,393,665	11,434,007	51,100,826	8,131,293

Net Assets	$384,990,972	$417,051,146	$474,682,555	$202,453,084

Net Assets Consist of
Paid-in capital	$379,854,413	$411,603,246	$465,952,519	$198,877,087
Undistributed net investment income	2,561,961	2,487,928	2,212,901	860,810
Accumulated net realized loss	(4,835,203)	(7,445,017)	(5,702,086)	(2,852,437)
Net unrealized appreciation (depreciation)	7,409,801	10,404,989	12,219,221	5,567,624

Net Assets	$384,990,972	$417,051,146	$474,682,555	$202,453,084

[1] Investments at cost — affiliated	$407,645,848	$416,261,272	$512,595,440	$204,598,403
[2] Securities loaned at value	$28,955,371	$9,888,673	$47,858,705	$6,846,471
[3] Foreign bank overdraft at cost	$215	$368	$670	$236

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	37

Statements of Assets and Liabilities (concluded)

September 30, 2016	BlackRock 20/80 Target Allocation Fund	BlackRock 40/60 Target Allocation Fund	BlackRock 60/40 Target Allocation Fund	BlackRock 80/20 Target Allocation Fund

Net Asset Value
Institutional
Net assets	$49,937,372	$45,376,387	$61,600,683	$33,056,186

Shares outstanding[1]	4,416,031	4,058,293	5,100,898	2,974,163

Net asset value	$11.31	$11.18	$12.08	$11.11

Investor A
Net assets	$171,823,958	$195,864,755	$269,174,778	$120,612,726

Shares outstanding[1]	15,389,941	17,673,054	22,635,496	11,046,561

Net asset value	$11.16	$11.08	$11.89	$10.92

Investor C
Net assets	$147,046,444	$153,937,458	$125,370,911	$38,988,134

Shares outstanding[1]	13,352,762	14,115,256	10,794,769	3,687,456

Net asset value	$11.01	$10.91	$11.61	$10.57

Class K
Net assets	$207,463	$253,169	$276,289	$222,375

Shares outstanding[1]	18,349	22,635	22,888	20,004

Net asset value	$11.31	$11.19	$12.07	$11.12

Class R
Net assets	$15,975,735	$21,619,377	$18,259,894	$9,573,663

Shares outstanding[1]	1,439,182	1,959,086	1,541,555	883,635

Net asset value	$11.10	$11.04	$11.85	$10.83

[1]	Unlimited number of shares authorized, $0.001 par value.

See Notes to Financial Statements.

38	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Statements of Operations

Year Ended September 30, 2016	BlackRock 20/80 Target Allocation Fund	BlackRock 40/60 Target Allocation Fund	BlackRock 60/40 Target Allocation Fund	BlackRock 80/20 Target Allocation Fund

Investment Income
Dividends — affiliated	$5,070,155	$5,339,174	$4,713,770	$1,981,818
Securities lending — affiliated — net	37,459	105,594	127,291	42,070
Net investment income allocated from the affiliated Master Portfolios:
Income	1,186,158	1,197,281	756,066	139,065
Expenses	(83,121)	(81,696)	(54,034)	(9,565)

Total income	6,210,651	6,560,353	5,543,093	2,153,388

Fund Expenses
Service and distribution — class specific	1,329,184	1,502,638	1,247,960	449,807
Transfer agent — class specific	271,616	290,225	269,583	150,795
Professional	103,527	117,852	92,524	72,350
Administration	114,347	125,008	114,148	46,590
Registration	102,162	105,539	107,741	83,658
Accounting services	61,052	66,069	60,958	29,166
Administration — class specific	53,587	58,602	53,521	21,843
Printing	35,770	42,267	31,436	21,099
Officer and Trustees	23,372	23,714	23,306	20,880
Custodian	23,237	24,545	24,768	22,734
Offering	33,088	33,015	33,015	33,015
Miscellaneous	15,589	15,799	15,316	14,238
Recoupment of past waived and/or reimbursed fees — class specific	3,825	8,865	3,789	—

Total expenses	2,170,356	2,414,138	2,078,065	966,175
Less:
Administration fees waived	(114,347)	(125,008)	(114,148)	(46,590)
Administration fees waived — class specific	(36,983)	(30,702)	(28,028)	(21,777)
Transfer agent fees waived — class specific	(1,903)	(1,411)	(1,879)	(4,920)
Transfer agent fees reimbursed — class specific	(41,493)	(64,788)	(54,932)	(54,580)
Expenses reimbursed by the Manager	(186,560)	(198,830)	(182,277)	(212,231)

Total expenses after fees waived and/or reimbursed	1,789,070	1,993,399	1,696,801	626,077

Net investment income	4,421,581	4,566,954	3,846,292	1,527,311

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — affiliated	(6,399,786)	(10,776,002)	(9,775,645)	(4,770,103)
Capital gain distributions received from affiliated investment companies	2,362,409	4,508,802	4,646,139	2,090,164
Allocation from the affiliated Master Portfolios	(61,137)	42,039	92,834	29,883
Futures contracts	—	(13,532)	20,011	9,500
Foreign currency transactions	(122,016)	(279,022)	(374,183)	(175,066)

	(4,220,530)	(6,517,715)	(5,390,844)	(2,815,622)

Net change in unrealized appreciation (depreciation) on:
Investments — affiliated	10,874,749	18,070,212	19,649,214	10,634,571
Allocation from the affiliated Master Portfolios	1,020,883	1,031,058	568,327	99,154
Foreign currency translations	51,693	117,877	153,147	76,262

	11,947,325	19,219,147	20,370,688	10,809,987

Net realized and unrealized gain	7,726,795	12,701,432	14,979,844	7,994,365

Net Increase in Net Assets Resulting from Operations	$12,148,376	$17,268,386	$18,826,136	$9,521,676

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	39

Statements of Changes in Net Assets

	BlackRock 20/80 Target Allocation Fund		BlackRock 40/60 Target Allocation Fund
	Year Ended September 30,		Year Ended September 30,
Increase in Net Assets:	2016	2015	2016	2015

Operations
Net investment income	$4,421,581	$1,423,630	$4,566,954	$1,651,653
Net realized gain (loss)	(4,220,530)	9,074,052	(6,7517,715)	15,752,743
Net change in unrealized appreciation (depreciation)	11,947,325	(8,806,114)	19,219,147	(16,792,873)

Net increase in net assets resulting from operations	12,148,376	1,691,568	17,268,386	611,523

Distributions to Shareholders[1]
From net investment income:
Institutional	(815,547)	(322,047)	(563,604)	(404,952)
Investor A	(1,616,591)	(1,384,971)	(1,970,466)	(1,623,169)
Investor C	(919,307)	(964,456)	(1,042,141)	(879,253)
Class R	(148,561)	(238,533)	(223,795)	(342,631)
From net realized gain:
Institutional	(1,692,614)	(510,018)	(1,981,706)	(1,177,292)
Investor A	(3,848,926)	(2,463,808)	(7,945,747)	(5,344,632)
Investor C	(3,122,503)	(2,208,218)	(6,056,344)	(4,159,710)
Class R	(434,439)	(465,991)	(1,068,464)	(1,249,769)

Decrease in net assets resulting from distributions to shareholders	(12,598,488)	(8,558,042)	(20,852,267)	(15,181,408)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	220,557,207	68,656,167	237,809,617	52,273,899

Net Assets
Total increase in net assets	220,107,095	61,789,693	234,225,736	37,704,014
Beginning of year	164,883,877	103,094,184	182,825,410	145,121,396

End of year	$384,990,972	$164,883,877	$417,051,146	$182,825,410

Undistributed net investment income, end of year	$2,561,961	$1,071,844	$2,487,928	$1,190,274

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

40	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Statements of Changes in Net Assets (concluded)

	BlackRock 60/40 Target Allocation Fund		BlackRock 80/20 Target Allocation Fund
	Year Ended September 30,		Year Ended September 30,
Increase in Net Assets:	2016	2015	2016	2015

Operations
Net investment income	$3,846,292	$920,286	$1,527,311	$366,161
Net realized gain (loss)	(5,390,844)	11,948,590	(2,815,622)	6,875,893
Net change in unrealized appreciation (depreciation)	20,370,688	(14,229,263)	10,809,987	(8,785,501)

Net increase (decrease) in net assets resulting from operations	18,826,136	(1,360,387)	9,521,676	(1,543,447)

Distributions to Shareholders[1]
From net investment income:
Institutional	(393,874)	(165,406)	(148,820)	(71,762)
Investor A	(1,418,225)	(1,323,558)	(568,641)	(619,203)
Investor C	(690,704)	(873,119)	(164,526)	(300,518)
Class R	(122,200)	(197,922)	(68,015)	(188,519)
From net realized gain:
Institutional	(1,645,600)	(302,877)	(1,011,561)	(257,292)
Investor A	(6,775,976)	(2,810,721)	(4,460,139)	(2,517,576)
Investor C	(4,896,175)	(2,463,423)	(2,303,172)	(1,828,425)
Class R	(686,810)	(456,001)	(684,454)	(834,388)

Decrease in net assets resulting from distributions to shareholders	(16,629,564)	(8,593,027)	(9,409,328)	(6,617,683)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	346,337,011	47,582,709	143,240,427	23,003,424

Net Assets
Total increase in net assets	348,533,583	37,629,295	143,352,775	14,842,294
Beginning of year	126,148,972	88,519,677	59,100,309	44,258,015

End of year	$474,682,555	$126,148,972	$202,453,084	$59,100,309

Undistributed net investment income, end of year	$2,212,901	$691,502	$860,810	$274,984

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	41

Financial Highlights	BlackRock 20/80 Target Allocation Fund

	Institutional					Investor A
	Year Ended September 30,					Year Ended September 30,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$ 11.50	$ 12.15	$11.78	$11.31	$10.14	$ 11.37	$ 12.02	$ 11.67	$ 11.21	$ 10.06

Net investment income[1]	0.25	0.21	0.25	0.29	0.32	0.21	0.16	0.20	0.25	0.27
Net realized and unrealized gain	0.27	0.17	0.79	0.68	1.23	0.26	0.17	0.77	0.68	1.22

Net increase from investment operations	0.52	0.38	1.04	0.97	1.55	0.47	0.33	0.97	0.93	1.49

Distributions:[2]
From net investment income	(0.23)	(0.40)	(0.31)	(0.29)	(0.31)	(0.20)	(0.35)	(0.26)	(0.26)	(0.27)
From net realized gain	(0.48)	(0.63)	(0.36)	(0.21)	(0.07)	(0.48)	(0.63)	(0.36)	(0.21)	(0.07)

Total distributions	(0.71)	(1.03)	(0.67)	(0.50)	(0.38)	(0.68)	(0.98)	(0.62)	(0.47)	(0.34)

Net asset value, end of year	$ 11.31	$ 11.50	$12.15	$11.78	$11.31	$ 11.16	$ 11.37	$ 12.02	$ 11.67	$ 11.21

Total Return[3]
Based on net asset value	4.76%	3.12%	9.04%	8.92%	15.66%	4.35%	2.77%	8.54%	8.55%	15.19%

Ratios to Average Net Assets
Total expenses[4]	0.33%	0.41%	0.47%	0.63%	0.84%	0.60%	0.71%[5]	0.79%[5]	0.97%[5]	1.15%[5]

Total expenses after fees waived and/or reimbursed[4]	0.12%	0.16%	0.27%	0.35%	0.47%	0.46%	0.54%	0.67%	0.75%	0.87%

Net investment income[4]	2.25%	1.80%	2.05%	2.55%	3.00%	1.88%	1.37%	1.66%	2.17%	2.56%

Supplemental Data
Net assets, end of year (000)	$49,937	$22,738	$9,571	$5,252	$1,692	$171,824	$75,293	$45,095	$34,939	$26,058

Portfolio turnover rate	95%	99%	46%	45%	48%	95%	99%	46%	45%	48%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.
[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.45%	0.46%	0.37%	0.24%	0.26%
[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2015, the ratio would have been 0.70%. There was no financial impact to the expense ratios for the years ended September 30, 2014, September 30, 2013 and September 30, 2012.

See Notes to Financial Statements.

42	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock 20/80 Target Allocation Fund

	Investor C					Class K
						Period March 28, 2016[1] to September 30,
	Year Ended September 30,
	2016	2015	2014	2013	2012	2016
Per Share Operating Performance
Net asset value, beginning of period	$ 11.24	$ 11.91	$ 11.57	$ 11.12	$ 9.97	$10.90

Net investment income[2]	0.12	0.07	0.11	0.16	0.20	0.12
Net realized and unrealized gain	0.27	0.16	0.77	0.68	1.21	0.29

Net increase from investment operations	0.39	0.23	0.88	0.84	1.41	0.41

Distributions:[3]
From net investment income	(0.14)	(0.27)	(0.18)	(0.18)	(0.19)	—
From net realized gain	(0.48)	(0.63)	(0.36)	(0.21)	(0.07)	—

Total distributions	(0.62)	(0.90)	(0.54)	(0.39)	(0.26)	—

Net asset value, end of period	$ 11.01	$ 11.24	$ 11.91	$ 11.57	$ 11.12	$11.31

Total Return[4]
Based on net asset value	3.64%	1.92%	7.80%	7.74%	14.40%	3.76%[5]

Ratios to Average Net Assets
Total expenses[6]	1.33%[7]	1.44%[7]	1.54%	1.73%	1.95%	0.24%[8]

Total expenses after fees waived and/or reimbursed[6]	1.21%	1.27%	1.39%	1.47%	1.59%	0.10%[8]

Net investment income[6]	1.11%	0.62%	0.94%	1.46%	1.89%	2.03%[8]

Supplemental Data
Net assets, end of period (000)	$147,046	$57,521	$39,413	$32,357	$28,169	$ 207

Portfolio turnover rate	95%	99%	46%	45%	48%	95%[9]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.45%	0.46%	0.37%	0.24%	0.26%

[7]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios for the years ended September 30, 2016 and September 30, 2015.

[8]	Annualized.

[9]	Portfolio turnover is representative of the Fund for the entire year.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	43

Financial Highlights (concluded)	BlackRock 20/80 Target Allocation Fund

	Class R
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$ 11.30	$11.96	$11.60	$11.15	$10.00

Net investment income[1]	0.17	0.12	0.17	0.22	0.25
Net realized and unrealized gain	0.27	0.17	0.78	0.67	1.21

Net increase from investment operations	0.44	0.29	0.95	0.89	1.46

Distributions:[2]
From net investment income	(0.16)	(0.32)	(0.23)	(0.23)	(0.24)
From net realized gain	(0.48)	(0.63)	(0.36)	(0.21)	(0.07)

Total distributions	(0.64)	(0.95)	(0.59)	(0.44)	(0.31)

Net asset value, end of year	$ 11.10	$11.30	$11.96	$11.60	$11.15

Total Return[3]
Based on net asset value	4.11%	2.41%	8.40%	8.22%	14.94%

Ratios to Average Net Assets
Total expenses[4]	0.91%[5]	1.01%	1.13%	1.30%	1.56%

Total expenses after fees waived and/or reimbursed[4]	0.77%	0.79%	0.88%	0.96%	1.08%

Net investment income[4]	1.58%	1.05%	1.45%	1.96%	2.40%

Supplemental Data
Net assets, end of year (000)	$15,976	$9,331	$9,016	$8,247	$7,911

Portfolio turnover rate	95%	99%	46%	45%	48%

[1] Based on average shares outstanding.
[2] Distributions for annual periods determined in accordance with federal income tax regulations.
[3] Where applicable, assumes the reinvestment of distributions.
[4] Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:
	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.45%	0.46%	0.37%	0.24%	0.26%

[5]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratio for the year ended September 30, 2016.

See Notes to Financial Statements.

44	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Financial Highlights	BlackRock 40/60 Target Allocation Fund

	Institutional					Investor A
	Year Ended September 30,					Year Ended September 30,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$ 11.54	$ 12.64	$ 12.15	$ 10.96	$ 9.48	$ 11.46	$ 12.56	$ 12.06	$ 10.90	$ 9.43

Net investment income[1]	0.23	0.20	0.20	0.26	0.26	0.20	0.15	0.17	0.21	0.22
Net realized and unrealized gain	0.45	0.03	1.06	1.11	1.50	0.43	0.04	1.05	1.11	1.49

Net increase from investment operations	0.68	0.23	1.26	1.37	1.76	0.63	0.19	1.22	1.32	1.71

Distributions:[2]
From net investment income	(0.23)	(0.34)	(0.43)	(0.18)	(0.28)	(0.20)	(0.30)	(0.38)	(0.16)	(0.24)
From net realized gain	(0.81)	(0.99)	(0.34)	—	—	(0.81)	(0.99)	(0.34)	—	—

Total distributions	(1.04)	(1.33)	(0.77)	(0.18)	(0.28)	(1.01)	(1.29)	(0.72)	(0.16)	(0.24)

Net asset value, end of year	$ 11.18	$ 11.54	$ 12.64	$ 12.15	$ 10.96	$ 11.08	$ 11.46	$ 12.56	$ 12.06	$ 10.90

Total Return[3]
Based on net asset value	6.31%	1.66%	10.73%	12.72%	18.90%	5.89%	1.33%	10.41%	12.25%	18.45%

Ratios to Average Net Assets
Total expenses[4]	0.35%	0.43%	0.45%	0.54%	0.70%	0.58%[5]	0.68%[5]	0.73%	0.81%	0.96%

Total expenses after fees waived and/or reimbursed[4]	0.12%	0.14%	0.23%	0.27%	0.37%	0.46%	0.50%	0.60%	0.62%	0.74%

Net investment income[4]	2.12%	1.67%	1.61%	2.22%	2.49%	1.81%	1.24%	1.33%	1.88%	2.12%

Supplemental Data
Net assets, end of year (000)	$45,376	$22,581	$14,627	$4,948	$2,141	$195,865	$86,088	$63,500	$49,473	$39,411

Portfolio turnover rate	103%	117%	60%	51%	57%	103%	117%	60%	51%	57%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.46%	0.46%	0.43%	0.36%	0.37%

[5]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios for the years ended September 30, 2016 and September 30, 2015.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	45

Financial Highlights (continued)	BlackRock 40/60 Target Allocation Fund

						Class K
	Investor C
	Year Ended September 30,					Period March 28, 2016[1] to September 30,
	2016	2015	2014	2013	2012	2016
Per Share Operating Performance
Net asset value, beginning of period	$11.31	$12.41	$11.91	$10.78	$9.32	$10.68

Net investment income[2]	0.11	0.06	0.07	0.12	0.14	0.11
Net realized and unrealized gain	0.44	0.04	1.04	1.10	1.48	0.40

Net increase from investment operations	0.55	0.10	1.11	1.22	1.62	0.51

Distributions:[3]
From net investment income	(0.14)	(0.21)	(0.27)	(0.09)	(0.16)	—
From net realized gain	(0.81)	(0.99)	(0.34)	—	—	—

Total distributions	(0.95)	(1.20)	(0.61)	(0.09)	(0.16)	—

Net asset value, end of period	$10.91	$11.31	$12.41	$11.91	$10.78	$11.19

Total Return[4]
Based on net asset value	5.18%	0.57%	9.52%	11.39%	17.51%	4.78%[5]

Ratios to Average Net Assets
Total expenses[6]	1.33%[7]	1.44%[7]	1.50%[7]	1.62%[7]	1.77%[7]	0.23%[8]

Total expenses after fees waived and/or reimbursed[6]	1.21%	1.27%	1.38%	1.42%	1.52%	0.10%[8]

Net investment income[6]	1.04%	0.47%	0.56%	1.11%	1.41%	1.94%[8]

Supplemental Data
Net assets, end of period (000)	$153,937	$59,026	$50,554	$41,748	$39,805	$ 253

Portfolio turnover rate	103%	117%	60%	51%	57%	103%[9]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.46%	0.46%	0.43%	0.36%	0.37%

[7]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the years ended September 30, 2016, Sep-tember 30, 2015 and September 30, 2014, the ratio would have been 1.32%, 1.43% and 1.49%, respectively. There was no financial impact to the expense ratios for the years ended September 30, 2013 and September 30, 2012.

[8]	Annualized.

[9]	Portfolio turnover is representative of the Fund for the entire year.

See Notes to Financial Statements.

46	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Financial Highlights (concluded)	BlackRock 40/60 Target Allocation Fund

	Class R
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$11.40	$12.49	$12.00	$10.84	$9.38

Net investment income[1]	0.18	0.13	0.15	0.20	0.21
Net realized and unrealized gain	0.44	0.04	1.04	1.11	1.47

Net increase from investment operations	0.62	0.17	1.19	1.31	1.68

Distributions:[2]
From net investment income	(0.17)	(0.27)	(0.36)	(0.15)	(0.22)
From net realized gain	(0.81)	(0.99)	(0.34)	—	—

Total distributions	(0.98)	(1.26)	(0.70)	(0.15)	(0.22)

Net asset value, end of year	$11.04	$11.40	$12.49	$12.00	$10.84

Total Return[3]
Based on net asset value	5.80%	1.18%	10.21%	12.19%	18.16%

Ratios to Average Net Assets
Total expenses[4]	0.89%	0.96%	1.01%	1.12%[5]	1.26%

Total expenses after fees waived and/or reimbursed[4]	0.62%	0.64%	0.73%	0.77%	0.87%

Net investment income[4]	1.65%	1.06%	1.22%	1.76%	2.04%

Supplemental Data
Net assets, end of year (000)	$21,619	$15,130	$16,440	$15,707	$14,881

Portfolio turnover rate	103%	117%	60%	51%	57%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,

	2016	2015	2014	2013	2012
Investments in underlying funds	0.46%	0.46%	0.43%	0.36%	0.37%

[5]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratio for the year ended September 30, 2013.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	47

Financial Highlights	BlackRock 60/40 Target Allocation Fund

	Institutional					Investor A
	Year Ended September 30,					Year Ended September 30,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$12.39	$13.64	$12.32	$10.77	$9.04	$12.22	$13.46	$12.18	$10.65	$8.95

Net investment income[1]	0.23	0.21	0.17	0.21	0.22	0.19	0.16	0.11	0.16	0.16
Net realized and unrealized gain (loss)	0.60	(0.10)	1.35	1.55	1.70	0.59	(0.11)	1.34	1.54	1.70

Net increase from investment operations	0.83	0.11	1.52	1.76	1.92	0.78	0.05	1.45	1.70	1.86

Distributions:[2]
From net investment income	(0.22)	(0.48)	(0.20)	(0.21)	(0.19)	(0.19)	(0.41)	(0.17)	(0.17)	(0.16)
From net realized gain	(0.92)	(0.88)	—	—	—	(0.92)	(0.88)	—	—	—

Total dividends and distributions	(1.14)	(1.36)	(0.20)	(0.21)	(0.19)	(1.11)	(1.29)	(0.17)	(0.17)	(0.16)

Net asset value, end of year	$12.08	$12.39	$13.64	$12.32	$10.77	$11.89	$12.22	$13.46	$12.18	$10.65

Total Return[3]
Based on net asset value	7.10%	0.43%	12.43%	16.62%	21.49%	6.77%	0.00%	11.95%	16.20%	20.94%

Ratios to Average Net Assets
Total expenses[4]	0.31%	0.55%	0.56%	0.65%	0.75%	0.57%[5]	0.76%[5]	0.81%[5]	0.86%[5]	1.00%

Total expenses after fees waived and/or reimbursed[4]	0.11%	0.13%	0.21%	0.20%	0.29%	0.45%	0.49%	0.59%	0.58%	0.67%

Net investment income[4]	1.95%	1.60%	1.25%	1.80%	2.20%	1.64%	1.20%	0.86%	1.42%	1.59%

Supplemental Data
Net assets, end of year (000)	$61,601	$8,755	$4,242	$3,116	$2,415	$269,175	$64,012	$40,375	$42,946	$24,239

Portfolio turnover rate	94%	118%	69%	65%	46%	94%	118%	69%	65%	46%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.42%	0.46%	0.49%	0.48%	0.49%

[5]

Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 0.80%. There was no financial impact to the expense ratios for the years ended September 30, 2016, September 30, 2015 and September 30, 2013.

See Notes to Financial Statements.

48	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Financial Highlights (continued)	BlackRock 60/40 Target Allocation Fund

	Investor C					Class K
	Year Ended September 30,					Period March 28, 2016[1] to September 30,
	2016	2015	2014	2013	2012	2016
Per Share Operating Performance
Net asset value, beginning of period	$11.99	$13.21	$11.96	$10.46	$8.77	$11.45

Net investment income[2]	0.10	0.06	0.02	0.09	0.09	0.11
Net realized and unrealized gain (loss)	0.57	(0.09)	1.31	1.50	1.67	0.51

Net increase (decrease) from investment operations	0.67	(0.03)	1.33	1.59	1.76	0.62

Distributions:[3]
From net investment income	(0.13)	(0.31)	(0.08)	(0.09)	(0.07)	—
From net realized gain	(0.92)	(0.88)	—	—	—	—

Total dividends and distributions	(1.05)	(1.19)	(0.08)	(0.09)	(0.07)	—

Net asset value, end of period	$11.61	$11.99	$13.21	$11.96	$10.46	$12.07

Total Return[4]
Based on net asset value	5.89%	(0.63)%	11.14%	15.30%	20.12%	5.42%[5]

Ratios to Average Net Assets
Total expenses[6]	1.33%[7]	1.51%	1.57%	1.67%	1.80%	0.22%[8]

Total expenses after fees waived and/or reimbursed[6]	1.20%	1.22%	1.31%	1.30%	1.39%	0.09%[8]

Net investment income[6]	0.88%	0.45%	0.14%	0.77%	0.89%	1.81%[8]

Supplemental Data
Net assets, end of period (000)	$125,371	$45,308	$36,037	$29,793	$27,761	$ 276

Portfolio turnover rate	94%	118%	69%	65%	46%	94%[9]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.42%	0.46%	0.49%	0.48%	0.49%

[7]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratio for the year ended September 30, 2016.

[8]	Annualized.

[9]	Portfolio turnover is representative of the Fund for the entire year.

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	49

Financial Highlights (concluded)	BlackRock 60/40 Target Allocation Fund

	Class R
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$12.17	$13.40	$12.11	$10.58	$8.88

Net investment income[1]	0.17	0.13	0.09	0.15	0.14
Net realized and unrealized gain (loss)	0.59	(0.10)	1.33	1.52	1.69

Net increase from investment operations	0.76	0.03	1.42	1.67	1.83

Distributions:[2]
From net investment income	(0.16)	(0.38)	(0.13)	(0.14)	(0.13)
From net realized gain	(0.92)	(0.88)	—	—	—

Total dividends and distributions	(1.08)	(1.26)	(0.13)	(0.14)	(0.13)

Net asset value, end of year	$11.85	$12.17	$13.40	$12.11	$10.58

Total Return[3]
Based on net asset value	6.63%	(0.16)%	11.75%	16.03%	20.73%

Ratios to Average Net Assets
Total expenses[4]	0.90%	1.03%	1.12%[5]	1.16%	1.29%

Total expenses after fees waived and/or reimbursed[4]	0.64%	0.67%	0.76%	0.75%	0.84%

Net investment income[4]	1.48%	0.99%	0.69%	1.32%	1.44%

Supplemental Data
Net assets, end of year (000)	$18,260	$8,074	$7,866	$7,171	$8,131

Portfolio turnover rate	94%	118%	69%	65%	46%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.42%	0.46%	0.49%	0.48%	0.49%

[5]	Includes recoupment of past waived and/or reimbursed fees. Excluding the recoupment of past waived and/or reimbursed fees for the year ended September 30, 2014, the ratio would have been 1.11%.

See Notes to Financial Statements.

50	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Financial Highlights	BlackRock 80/20 Target Allocation Fund

	Institutional					Investor A
	Year Ended September 30,					Year Ended September 30,
	2016	2015	2014	2013	2012	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$ 11.67	$13.84	$12.36	$10.44	$ 8.45	$ 11.50	$ 13.66	$ 12.20	$ 10.32	$ 8.35

Net investment income[1]	0.20	0.19	0.14	0.16	0.14	0.17	0.13	0.09	0.12	0.09
Net realized and unrealized gain (loss)	0.71	(0.25)	1.56	1.89	1.96	0.69	(0.23)	1.54	1.86	1.96

Net increase (decrease) from investment operations	0.91	(0.06)	1.70	2.05	2.10	0.86	(0.10)	1.63	1.98	2.05

Distributions:[2]
From net investment income	(0.19)	(0.46)	(0.22)	(0.13)	(0.11)	(0.16)	(0.41)	(0.17)	(0.10)	(0.08)
From net realized gain	(1.28)	(1.65)	—	—	—	(1.28)	(1.65)	—	—	—

Total dividends and distributions	(1.47)	(2.11)	(0.22)	(0.13)	(0.11)	(1.44)	(2.06)	(0.17)	(0.10)	(0.08)

Net asset value, end of year	$ 11.11	$11.67	$13.84	$12.36	$10.44	$ 10.92	$ 11.50	$ 13.66	$ 12.20	$10.32

Total Return[3]
Based on net asset value	8.32%	(1.34)%	13.79%	19.86%	25.05%	8.01%	(1.70)%	13.37%	19.39%	24.72%

Ratios to Average Net Assets
Total expenses[4]	0.43%	0.72%	0.75%	0.81%	0.92%	0.73%	0.99%	1.05%	1.09%	1.18%

Total expenses after fees waived and/or reimbursed[4]	0.10%	0.14%	0.25%	0.22%	0.26%	0.44%	0.47%	0.59%	0.56%	0.60%

Net investment income[4]	1.79%	1.51%	1.01%	1.45%	1.41%	1.57%	0.99%	0.66%	1.09%	0.96%

Supplemental Data
Net assets, end of year (000)	$33,056	$7,436	$2,164	$1,564	$1,754	$120,613	$29,595	$19,697	$22,356	$17,299

Portfolio turnover rate	81%	125%	56%	59%	61%	81%	125%	56%	59%	61%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.39%	0.41%	0.47%	0.54%	0.57%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	51

Financial Highlights (continued)	BlackRock 80/20 Target Allocation Fund

	Investor C					Class K
						Period March 28, 2016[1] to September 30,
	Year Ended September 30,
	2016	2015	2014	2013	2012	2016
Per Share Operating Performance
Net asset value, beginning of period	$ 11.19	$ 13.30	$ 11.90	$ 10.05	$ 8.12	$ 10.40

Net investment income[2]	0.08	0.03	(0.01)	0.04	0.03	0.10
Net realized and unrealized gain (loss)	0.67	(0.22)	1.49	1.82	1.90	0.62

Net increase (decrease) from investment operations	0.75	(0.19)	1.48	1.86	1.93	0.72

Distributions:[3]
From net investment income	(0.09)	(0.27)	(0.08)	(0.01)	—	—
From net realized gain	(1.28)	(1.65)	—	—	—	—

Total dividends and distributions	(1.37)	(1.92)	(0.08)	(0.01)	—	—

Net asset value, end of period	$ 10.57	$ 11.19	$ 13.30	$ 11.90	$ 10.05	$ 11.12

Total Return[4]
Based on net asset value	7.13%	(2.39)%	12.50%	18.54%	23.77%	6.92%[5]

Ratios to Average Net Assets
Total expenses[6]	1.49%	1.77%	1.80%	1.89%	2.04%	0.33%[7]

Total expenses after fees waived and/or reimbursed[6]	1.19%	1.22%	1.34%	1.31%	1.35%	0.08%[7]

Net investment income[6]	0.77%	0.22%	(0.07)%	0.38%	0.28%	1.81%[7]

Supplemental Data
Net assets, end of period (000)	$38,988	$16,280	$ 14,902	$ 15,000	$ 14,704	$ 222

Portfolio turnover rate	81%	125%	56%	59%	61%	81%[8]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.39%	0.41%	0.47%	0.54%	0.57%

[7]	Annualized.

[8]	Portfolio turnover is representative of the Fund for the entire year.

See Notes to Financial Statements.

52	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Financial Highlights (concluded)	BlackRock 80/20 Target Allocation Fund

	Class R
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance
Net asset value, beginning of year	$ 11.40	$13.55	$12.12	$10.24	$ 8.29

Net investment income[1]	0.15	0.10	0.07	0.11	0.08
Net realized and unrealized gain (loss)	0.69	(0.23)	1.52	1.85	1.92

Net increase (decrease) from investment operations	0.84	(0.13)	1.59	1.96	2.00

Distributions:[2]
From net investment income	(0.13)	(0.37)	(0.16)	(0.08)	(0.05)
From net realized gain	(1.28)	(1.65)	—	—	—

Total dividends and distributions	(1.41)	(2.02)	(0.16)	(0.08)	(0.05)

Net asset value, end of year	$ 10.83	$11.40	$13.55	$12.12	$10.24

Total Return[3]
Based on net asset value	7.81%	(1.89)%	13.16%	19.29%	24.26%

Ratios to Average Net Assets
Total expenses[4]	1.05%	1.25%	1.30%	1.39%	1.50%

Total expenses after fees waived and/or reimbursed[4]	0.60%	0.63%	0.75%	0.72%	0.76%

Net investment income[4]	1.40%	0.80%	0.50%	0.98%	0.87%

Supplemental Data
Net assets, end of year (000)	$ 9,574	$5,789	$7,496	$6,044	$5,501

Portfolio turnover rate	81%	125%	56%	59%	61%

[1]	Based on average shares outstanding.

[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

[3]	Where applicable, assumes the reinvestment of distributions.

[4]	Excludes expenses incurred indirectly as a result of investments in underlying funds as follows:

	Year Ended September 30,
	2016	2015	2014	2013	2012
Investments in underlying funds	0.39%	0.41%	0.47%	0.54%	0.57%

See Notes to Financial Statements.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	53

Notes to Financial Statements

1. Organization:

BlackRock Funds II (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. The Funds will generally invest in other registered investment companies, including exchange-traded funds (“ETFs”), (each an “Underlying Fund” and collectively the “Underlying Funds”) that are managed by subsidiaries of BlackRock, Inc. (“BlackRock”) and its affiliates and affiliates of the Funds. The Funds may also invest in Master Portfolios that are managed by subsidiaries of BlackRock (the “Master Portfolios”). The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock 20/80 Target Allocation Fund	20/80 Target Allocation	Non-diversified
BlackRock 40/60 Target Allocation Fund	40/60 Target Allocation	Non-diversified
BlackRock 60/40 Target Allocation Fund	60/40 Target Allocation	Non-diversified
BlackRock 80/20 Target Allocation Fund	80/20 Target Allocation	Non-diversified

By owning shares of the Underlying Funds and investing in the Master Portfolios, each of the Funds indirectly invests, to varying degrees, in securities of U.S. and non-U.S. companies, including small and medium sized companies, and in fixed income securities. Equity Underlying Funds may also include funds that invest in real estate-related securities or instruments and commodity-related securities or instruments. Fixed income Underlying Funds may include funds that invest in, among other things, domestic and non-U.S. bonds, U.S. Government securities, mortgage-backed securities, high yield (or junk) bonds, and cash or money market instruments. In addition, the Underlying Funds and Master Portfolios may invest in derivatives.

Each Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional and Class K Shares are sold only to certain eligible investors. Investor A and Investor C Shares are generally available through financial intermediaries. Class R Shares are available only to certain employer-sponsored retirement plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional, Class K and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC for certain redemptions where no initial sales charge was paid at the time of purchase.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts and forward foreign currency exchange contracts) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

54	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. The Funds record daily their proportionate share of the Master Portfolios’ income, expenses and realized and unrealized gains and losses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. In addition to the direct expenses borne by the shareholders of the Funds, the shareholders also bear indirectly a proportionate share of the expenses of the Underlying Funds in which the Funds invest. Capital gain distributions from the Underlying Funds are recorded as realized gains.

Distributions: Distributions paid by the Funds are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Offering Costs: Offering costs are amortized over a 12-month period beginning with the commencement of operations.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses prorated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

The Funds value their investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

The market value of the Funds’ investments in the Underlying Funds is based on the published net asset value (“NAV”) of each Underlying Fund computed as of the close of regular trading on the NYSE on days when the NYSE is open.

•	The Funds record their proportionate investment in the Master Portfolios at fair value, which is based upon their pro rata ownership in the net assets of the Master Portfolios.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	55

Notes to Financial Statements (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation methodologies are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 Investments include equity or debt issued by privately-held companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation methodologies may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of any securities on loan, all of which were classified as affiliated investment companies in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value —affiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may

56	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

20/80 Target Allocation
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$21,537,806	$(21,537,806)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,456,506	(1,456,506)	—
National Financial Services LLC	5,961,059	(5,961,059)	—
Total	$28,955,371	$(28,955,371)	—

40/60 Target Allocation
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$1,823,436	$(1,823,436)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,347,598	(1,347,598)	—
National Financial Services LLC	6,717,639	(6,717,639)	—
Total	$9,888,673	$(9,888,673)	—

60/40 Target Allocation
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$16,676,287	$(16,676,287)	—
Goldman Sachs & Co.	22,055,604	(22,055,604)	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	2,279,091	(2,279,091)	—
National Financial Services LLC	6,847,723	(6,847,723)	—
Total	$47,858,705	$(47,858,705)	—

80/20 Target Allocation
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Credit Suisse Securities (USA) LLC	$6,846,471	$(6,846,471)	—

[1]

Collateral with a value of $29,604,881, $10,172,983, $48,772,673 and $6,980,234 has been received in connection with securities lending agreements for 20/80 Target Allocation, 40/60 Target Allocation, 60/40 Target Allocation and 80/20 Target Allocation, respectively. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes in the tables above.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter.

Futures Contracts: Certain Funds invest in long and/or short positions in futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	57

Notes to Financial Statements (continued)

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock for 1940 Act purposes.

Investment Advisory: The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager does not receive any management fees from the Funds for its investment advisory services.

Service and Distributions Fees: The Trust, on behalf of the Funds, entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, each Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based

58	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

upon the average daily net assets of the relevant share class of each Fund as follows:

	Investor A	Investor C	Class R
Service Fee	0.25%	0.25%	0.25%
Distribution Fee	—	0.75%	0.25%

BRIL and broker-dealers, pursuant to sub-agreements with BRIL, provide shareholder servicing and distribution services to the Funds. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to the shareholders.

For the year ended September 30, 2016, the following table shows the class specific service and distribution fees borne directly by each share class of each Fund:

	Investor A	Investor C	Class R	Total
20/80 Target Allocation	$282,334	$983,880	$62,970	$1,329,184
40/60 Target Allocation	$331,245	$1,083,671	$87,722	$1,502,638
60/40 Target Allocation	$333,670	$850,403	$63,887	$1,247,960
80/20 Target Allocation	$139,676	$272,625	$37,506	$449,807

Administration: The Trust, on behalf of the Funds, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of each Fund. The administration fee, which is shown as administration in the Statements of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fee
First $500 Million	0.0425%
$500 Million - $1 Billion	0.0400%
$1 Billion - $2 Billion	0.0375%
$2 Billion - $4 Billion	0.0350%
$4 Billion - $13 Billion	0.0325%
Greater than $13 Billion	0.0300%

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statements of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the year ended September 30, 2016, the following table shows the class specific administration fees borne directly by each share class of each Fund:

	Institutional	Investor A	Investor C	Class K	Class R	Total
20/80 Target Allocation	$8,783	$22,587	$19,678	$20	$2,519	$53,587
40/60 Target Allocation	$6,898	$26,500	$21,673	$22	$3,509	$58,602
60/40 Target Allocation	$7,241	$26,693	$17,008	$24	$2,555	$53,521
80/20 Target Allocation	$3,695	$11,174	$ 5,453	$21	$1,500	$21,843

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Funds with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The Manager maintains a call center, that is responsible for providing certain shareholder services to the Funds. Shareholder services include responding to inquiries and processing subscriptions and redemptions based upon instructions from shareholders. For the year ended September 30, 2016, each Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statements of Operations:

	Institutional	Investor A	Investor C	Class R	Total
20/80 Target Allocation	$211	$2,497	$1,830	$ 98	$4,636
40/60 Target Allocation	$171	$3,390	$2,028	$129	$5,718
60/40 Target Allocation	$143	$4,092	$3,103	$136	$7,474
80/20 Target Allocation	$190	$3,507	$1,369	$ 47	$5,113

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	59

Notes to Financial Statements (continued)

For the year ended September 30, 2016, the following table shows the class specific transfer agent fees borne directly by each class of each Fund:

	Institutional	Investor A	Investor C	Class R	Total
20/80 Target Allocation	$39,095	$118,624	$92,296	$21,601	$271,616
40/60 Target Allocation	$38,016	$127,555	$98,220	$26,434	$290,225
60/40 Target Allocation	$30,536	$128,809	$88,527	$21,711	$269,583
80/20 Target Allocation	$16,462	$ 77,678	$41,559	$15,096	$150,795

Other Fees: For the year ended September 30, 2016, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of each Fund’s Investor A Shares as follows:

20/80 Target Allocation	$57,743
40/60 Target Allocation	$67,639
60/40 Target Allocation	$82,067
80/20 Target Allocation	$38,192

For the year ended September 30, 2016, affiliates received CDSCs as follows:

	Investor A	Investor C
20/80 Target Allocation	$2,243	$46,870
40/60 Target Allocation	$8,589	$33,598
60/40 Target Allocation	$ 679	$20,405
80/20 Target Allocation	$ 733	$10,898

Expense Limitations, Waivers, Reimbursements and Recoupments: With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class R
20/80 Target Allocation	1.13%	1.53%	2.25%	1.74%
40/60 Target Allocation	1.09%	1.51%	2.24%	1.59%
60/40 Target Allocation	1.07%	1.45%	2.17%	1.62%
80/20 Target Allocation	1.09%	1.43%	2.18%	1.59%

These contractual expense limitations are perpetual and have no effective termination date, but may be terminated by the Board, including a majority of the Independent Trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Funds.

In addition, with respect to each Fund, the Manager agreed to further waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

	Institutional	Investor A	Investor C	Class K	Class R
20/80 Target Allocation	0.09%	0.43%	1.18%	0.07%	0.74%
40/60 Target Allocation	0.09%	0.43%	1.18%	0.07%	0.59%
60/40 Target Allocation	0.09%	0.43%	1.18%	0.07%	0.62%
80/20 Target Allocation	0.09%	0.43%	1.18%	0.07%	0.59%

The Manager has agreed not to reduce or discontinue these contractual expense limitations prior to February 1, 2018 (March 26, 2017 for Class K), unless approved by the Board, including a majority of the Independent Trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Funds. The contractual expense limitations exclude expenses allocated from the Master Portfolios in which the Funds invest.

These amounts waived and/or reimbursed are shown as administration fees waived, administration fees waived — class specific, transfer agent fees waived — class specific, transfer agent fees reimbursed — class specific and expenses reimbursed by the Manager, respectively, in the Statements of Operations.

60	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

Class specific expense waivers or reimbursements are as follows:

Administration Fees Waived	Institutional	Investor A	Investor C	Class K	Class R	Total
20/80 Target Allocation	$8,783	$20,519	$5,471	$20	$2,190	$36,983
40/60 Target Allocation	$6,898	$15,925	$4,348	$22	$3,509	$30,702
60/40 Target Allocation	$7,241	$10,804	$7,404	$24	$2,555	$28,028
80/20 Target Allocation	$3,695	$11,121	$5,440	$21	$1,500	$21,777

Transfer Agent Fees Waived	Institutional	Investor A	Investor C	Class R	Total
20/80 Target Allocation	$211	$1,388	$ 237	$ 67	$1,903
40/60 Target Allocation	$171	$ 761	$ 350	$129	$1,411
60/40 Target Allocation	$143	$1,043	$ 557	$136	$1,879
80/20 Target Allocation	$190	$3,339	$1,344	$ 47	$4,920

Transfer Agent Fees Reimbursed	Institutional	Investor A	Investor C	Class R	Total
20/80 Target Allocation	$34,168	$3,543	$2,275	$1,507	$41,493
40/60 Target Allocation	$33,770	$2,021	$4,687	$24,310	$64,788
60/40 Target Allocation	$25,352	$7,159	$6,347	$16,074	$54,932
80/20 Target Allocation	$13,654	$16,575	$10,186	$14,165	$54,580

With respect to the contractual expense caps, if during a Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the expense cap for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of the following expenses:

(a)	The amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement.

(b)	The amount by which the expense cap for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that:

•	The Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year.

•	The Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

In the event the expense cap for a share class is changed subsequent to a fiscal year in which the Manager becomes entitled to reimbursement for fees waived and/or reimbursed, the amount available to reimburse the Manager shall be calculated by reference to the expense cap for that share class in effect at the time the Manager became entitled to receive such reimbursement, rather than the subsequently changed expense cap for that share class.

For the year ended September 30, 2016, the Manager recouped the following class specific waivers and/or reimbursements previously recorded by the Funds:

Recoupment of Past Waived Fees	Investor A	Investor C	Class R	Total
20/80 Target Allocation	—	$3,821	$4	$3,825
40/60 Target Allocation	$196	$8,669	—	$8,865
60/40 Target Allocation	$2,329	$1,460	—	$3,789

On September 30, 2016, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expires September 30,
	2017	2018
20/80 Target Allocation
Fund Level	$181,944	$300,907
Institutional	$ 14,160	$ 43,162
Investor A	$ 12,579	$ 25,450
Investor C	$ 11,499	$ 7,983
Class K	—	$ 20
Class R	$ 8,077	$ 3,764
40/60 Target Allocation
Fund Level	$223,720	$323,838
Institutional	$ 24,413	$ 40,839
Investor A	$ 21,414	$ 18,707
Investor C	$ 4,153	$ 9,385
Class K	—	$ 22
Class R	$ 28,714	$ 27,948
60/40 Target Allocation
Fund Level	$219,168	$296,425
Institutional	$ 10,735	$ 32,736

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	61

Notes to Financial Statements (continued)

Expires September 30,
	2017	2018
Investor A	$ 13,124	$ 19,006
Investor C	$ 22,387	$ 14,308
Class K	—	$ 24
Class R	$ 9,892	$ 18,765
80/20 Target Allocation
Fund Level	$186,524	$258,821
Institutional	$ 6,327	$ 17,539
Investor A	$ 23,249	$ 31,035
Investor C	$ 20,003	$ 16,970
Class K	—	$ 21
Class R	$ 14,453	$ 15,712

The following fund level and class specific waivers and/or reimbursements previously recorded by the Funds, which were subject to recoupment by the Manager, expired on September 30, 2016:

20/80 Target Allocation
Fund Level	$115,728
Institutional	$6,312
Investor A	$376
Investor C	$7,508
Class R	$11,794
40/60 Target Allocation
Fund Level	$157,225
Institutional	$12,953
Class R	$27,767
60/40 Target Allocation
Fund Level	$184,878
Institutional	$5,478
Investor A	$5,584
Investor C	$16,370
Class R	$11,263
80/20 Target Allocation
Fund Level	$144,558
Institutional	$3,164
Investor A	$24,726
Investor C	$19,882
Class R	$15,297

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, each Fund retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, each Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended September 30, 2016, each Fund paid BIM the following amounts for securities lending agent services:

20/80 Target Allocation	$7,256
40/60 Target Allocation	$21,550
60/40 Target Allocation	$24,646
80/20 Target Allocation	$7,824

62	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

Officers and Trustees: Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Officer and Trustees in the Statements of Operations.

7. Purchases and Sales:

For the year ended September 30, 2016, purchases and sales of investments in the Underlying Funds and Master Portfolios, excluding short-term securities, were as follows:

	Purchases	Sales
20/80 Target Allocation	$467,753,944	$253,450,823
40/60 Target Allocation	$527,024,074	$302,545,870
60/40 Target Allocation	$588,281,108	$250,910,196
80/20 Target Allocation	$226,715,458	$89,787,263

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for each of the four years ended September 30, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of September 30, 2016, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to foreign currency transactions, non-deductible expenses, the recognition of partnership income and distributions received from a regulated investment company were reclassified to the following accounts:

	20/80 Target Allocation	40/60 Target Allocation	60/40 Target Allocation	80/20 Target Allocation
Paid-in capital	$(33,088)	$(33,015)	$(33,015)	$(33,015)
Undistributed net investment income	$568,542	$530,706	$300,110	$8,517
Accumulated net realized loss	$(535,454)	$(497,691)	$(267,095)	$24,498

The tax character of distributions paid was as follows:

	20/80 Target Allocation	40/60 Target Allocation	60/40 Target Allocation	80/20 Target Allocation
Ordinary income
9/30/16	$5,103,481	$6,060,249	$3,646,061	$1,374,912
9/30/15	$3,636,940	$4,968,191	$2,560,005	$1,180,002
Long-term capital gains
9/30/16	7,495,007	14,792,018	12,983,503	8,034,416
9/30/15	4,921,102	10,213,217	6,033,022	5,437,681
Total
9/30/16	$12,598,488	$20,852,267	$16,629,564	$9,409,328
9/30/15	$8,558,042	$15,181,408	$8,593,027	$6,617,683

As of period end, the tax components of accumulated net earnings were as follows:

	20/80 Target Allocation	40/60 Target Allocation	60/40 Target Allocation	80/20 Target Allocation
Undistributed ordinary income	$2,612,239	$2,602,570	$2,361,722	$935,108
Capital loss carryforwards	(4,561,632)	—	—	(694,999)
Net unrealized gains[1]	7,085,952	9,375,711	8,727,862	3,335,888
Qualified late-year losses[2]	—	(6,530,381)	(2,359,548)	—
Total	$5,136,559	$5,447,900	$8,730,036	$3,575,997

[1]

The difference between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts and the timing and recognition of partnership income.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	63

Notes to Financial Statements (continued)

As of September 31, 2016, the Funds had capital loss carryforwards, with no expiration dates, available to offset future realized capital gains as follows:

	20/80 Target Allocation	80/20 Target Allocation
No expiration date	$4,561,632	$694,999

As of September 30, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	20/80 Target Allocation	40/60 Target Allocation	60/40 Target Allocation	80/20 Target Allocation
Tax cost	$407,919,420	$417,175,908	$515,937,979	$206,755,840
Gross unrealized appreciation	$12,703,211	$14,811,674	$10,787,888	$3,674,836
Gross unrealized depreciation	(5,618,675)	(5,439,198)	(2,064,353)	(340,911)
Net unrealized appreciation	$7,084,536	$9,372,476	$8,723,535	$3,333,925

9. Bank Borrowings:

The Trust, on behalf of the Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended September 30, 2016, the Funds did not borrow under the credit agreement.

10. Principal Risks:

In the normal course of business, through their investments in the Underlying Funds and Master Portfolios, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

64	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right to offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Certain Funds invest a significant portion of their assets in fixed income securities and/or use derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

11. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
20/80 Target Allocation	Shares	Amount	Shares	Amount
Institutional
Shares sold	4,176,939	$46,852,039	1,623,650	$19,013,150
Shares issued in reinvestment of distributions	170,841	1,855,330	66,976	768,219
Shares redeemed	(1,909,802)	(21,172,231)	(500,360)	(5,893,532)

Net increase	2,437,978	$27,535,138	1,190,266	$13,887,837

Investor A
Shares sold	12,795,391	$140,907,373	4,256,699	$49,443,197
Shares issued in reinvestment of distributions	491,378	5,282,308	327,499	3,723,665
Shares redeemed	(4,520,760)	(49,544,272)	(1,710,673)	(19,947,756)

Net increase	8,766,009	$ 96,645,409	2,873,525	$33,219,106

Investor C
Shares sold	9,877,864	$107,366,347	2,657,154	$30,626,765
Shares issued in reinvestment of distributions	364,582	3,886,438	266,978	3,019,544
Shares redeemed	(2,006,625)	(21,747,846)	(1,117,238)	(12,880,547)

Net increase	8,235,821	$ 89,504,939	1,806,894	$20,765,762

	Period March 28, 2016[1] to September 30, 2016
	Shares	Amount
Class K
Shares sold	18,349	$200,000
Shares issued in reinvestment of distributions	—	—
Shares redeemed	—	—

Net increase	18,349	$200,000

[1]	Commencement of operations.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	65

Notes to Financial Statements (continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015
20/80 Target Allocation (concluded)	Shares	Amount	Shares	Amount
Class R
Shares sold	930,166	$10,154,945	456,805	$5,287,345
Shares issued in reinvestment of distributions	54,435	583,000	62,182	704,524
Shares redeemed	(371,068)	(4,066,224)	(447,376)	(5,208,407)

Net increase	613,533	$6,671,721	71,611	$783,462

Total Net Increase	20,071,690	$220,557,207	5,942,296	$68,656,167

40/60 Target Allocation
Institutional
Shares sold	3,700,711	$40,405,290	1,154,511	$13,895,553
Shares issued in reinvestment of distributions	187,558	2,010,616	127,536	1,497,263
Shares redeemed	(1,786,566)	(19,381,928)	(482,530)	(5,782,595)

Net increase	2,101,703	$23,033,978	799,517	$9,610,221

Investor A
Shares sold	14,594,730	$160,054,328	3,581,477	$42,625,440
Shares issued in reinvestment of distributions	904,164	9,629,341	585,356	6,842,828
Shares redeemed	(5,339,762)	(57,905,490)	(1,708,558)	(20,354,918)

Net increase	10,159,132	$111,778,179	2,458,275	$29,113,350

Investor C
Shares sold	10,577,193	$114,196,566	2,237,943	$26,517,594
Shares issued in reinvestment of distributions	640,770	6,753,718	405,354	4,702,139
Shares redeemed	(2,322,227)	(24,941,525)	(1,495,929)	(17,717,691)

Net increase	8,895,736	$96,008,759	1,147,368	$13,502,042

	Period March 28, 2016[1] to September 30, 2016
	Shares	Amount
Class K
Shares sold	22,635	$243,638
Shares issued in reinvestment of distributions	—	—
Shares redeemed	—	—

Net increase	22,635	$243,638

	Year Ended September 30, 2016
	Shares	Amount
Class R
Shares sold	1,021,976	$11,083,624	429,206	$5,086,160
Shares issued in reinvestment of distributions	121,682	1,292,257	136,804	1,592,398
Shares redeemed	(512,061)	(5,630,818)	(554,704)	(6,630,272)

Net increase	631,597	$6,745,063	11,306	$48,286

Total Net Increase	21,810,803	$237,809,617	4,416,466	$52,273,899

[1] Commencement of operations.

66	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Notes to Financial Statements (continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015
60/40 Target Allocation	Shares	Amount	Shares	Amount
Institutional
Shares sold	5,696,944	$67,410,669	640,616	$ 8,286,007
Shares issued in reinvestment of distributions	162,731	1,889,379	23,167	297,696
Shares redeemed	(1,465,669)	(17,161,652)	(267,994)	(3,486,458)

Net increase	4,394,006	$52,138,396	395,789	$ 5,097,245

Investor A
Shares sold	19,929,915	$233,437,895	2,816,163	$ 35,923,382
Shares issued in reinvestment of distributions	678,487	7,775,460	311,802	3,966,142
Shares redeemed	(3,209,119)	(37,541,849)	(891,706)	(11,523,287)

Net increase	17,399,283	$203,671,506	2,236,259	$ 28,366,237

Investor C
Shares sold	8,468,368	$96,760,612	1,505,983	$18,987,797
Shares issued in reinvestment of distributions	466,288	5,246,129	244,331	3,063,920
Shares redeemed	(1,919,281)	(21,863,111)	(698,184)	(8,841,526)

Net increase	7,015,375	$80,143,630	1,052,130	$13,210,191

	Period March 28, 2016[1] to September 30, 2016
	Shares	Amount
Class K
Shares sold	22,888	$264,800
Shares issued in reinvestment of distributions	—	—
Shares redeemed	—	—

Net increase	22,888	$264,800

	Year Ended September 30, 2016
	Shares	Amount
Class R
Shares sold	1,040,558	$12,013,081	258,670	$ 3,309,951
Shares issued in reinvestment of distributions	70,779	809,008	51,571	653,921
Shares redeemed	(233,068)	(2,703,410)	(234,024)	(3,054,836)

Net increase	878,269	$10,118,679	76,217	$ 909,036

Total Net Increase	29,709,821	$346,337,011	3,760,395	$47,582,709

80/20 Target Allocation
Institutional
Shares sold	3,030,535	$32,534,504	623,736	$ 7,803,114
Shares issued in reinvestment of distributions	104,529	1,113,235	21,170	262,502
Shares redeemed	(798,096)	(8,694,312)	(164,043)	(2,042,616)

Net increase	2,336,968	$24,953,427	480,863	$ 6,023,000

[1] Commencement of operations.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	67

Notes to Financial Statements (concluded)

	Year Ended September 30, 2016		Year Ended September 30, 2015
80/20 Target Allocation (concluded)	Shares	Amount	Shares	Amount
Investor A
Shares sold	10,107,290	$108,833,049	1,738,837	$21,401,923
Shares issued in reinvestment of distributions	471,920	4,950,443	251,516	3,083,588
Shares redeemed	(2,105,772)	(22,650,717)	(858,959)	(10,807,374)

Net increase	8,473,438	$91,132,775	1,131,394	$13,678,137

Investor C
Shares sold	2,711,047	$28,010,194	580,599	$6,919,593
Shares issued in reinvestment of distributions	233,284	2,384,193	166,551	1,996,982
Shares redeemed	(712,018)	(7,372,090)	(412,224)	(5,022,523)

Net increase	2,232,313	$23,022,297	334,926	$3,894,052

	Period March 28, 2016[1] to September 30, 2016
	Shares	Amount
Class K
Shares sold	20,004	$208,501
Shares issued in reinvestment of distributions	—	—
Shares redeemed	—	—

Net increase	20,004	$208,501

	Year Ended September 30, 2016
	Shares	Amount
Class R
Shares sold	574,060	$6,023,865	159,182	$2,002,312
Shares issued in reinvestment of distributions	72,144	752,466	84,051	1,022,903
Shares redeemed	(270,194)	(2,852,904)	(288,802)	(3,616,980)

Net increase (decrease)	376,010	$3,923,427	(45,569)	$(591,765)

Total Net Increase	13,438,733	$143,240,427	1,901,614	$23,003,424

[1] Commencement of operations.

At September 30, 2016, shares owned by BlackRock HoldCo 2, Inc., an affiliate of the Funds, were as follows:

Shares	20/80 Target Allocation	40/60 Target Allocation	60/40 Target Allocation	80/20 Target Allocation
Class K	18,349	18,727	17,467	19,231

12. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

68	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of BlackRock Funds II and Shareholders of BlackRock 20/80 Target Allocation Fund, BlackRock 40/60 Target Allocation Fund, BlackRock 60/40 Target Allocation Fund and BlackRock 80/20 Target Allocation Fund:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock 20/80 Target Allocation Fund, BlackRock 40/60 Target Allocation Fund, BlackRock 60/40 Target Allocation Fund and BlackRock 80/20 Target Allocation Fund (collectively the “Funds”), each a series of BlackRock Funds II, as of September 30, 2016 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock 20/80 Target Allocation Fund, BlackRock 40/60 Target Allocation Fund, BlackRock 60/40 Target Allocation Fund and BlackRock 80/20 Target Allocation Fund, each of BlackRock Funds II as of September 30, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

November 23, 2016

Important Tax Information (Unaudited)

During the fiscal year ended September 30, 2016, the following information is provided with respect to distributions paid:

	Payable Dates	Qualified Dividend Income for Individuals[1,2]	Dividends Qualifying for the Dividends Received Deduction for Corporations[1,2]	Foreign Source Income[1,2]	Foreign Taxes Paid Per Share[3]	Federal Obligation Interest[2,4]	Interest-Related Dividends and Qualified Short- Term Capital Gains for non- U.S. Residents[5]	Long Term Capital Gain Per Share
20/80 Target Allocation	12/31/15	15.36%	8.89%	1.67%	$0.000585	5.37%	60.85%	$0.393612
40/60 Target Allocation	12/31/15	26.90%	17.75%	2.26%	$0.000885	3.92%	56.37%	$0.704934
60/40 Target Allocation	12/31/15	46.40%	28.15%	2.11%	$0.000795	2.11%	41.21%	$0.855299
80/20 Target Allocation	12/31/15	63.56%	34.36%	3.62%	$0.001031	0.82%	33.81%	$1.215119

[1]	The Funds hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]	Expressed as a percentage of the ordinary income cash distribution grossed-up for foreign taxes.

[3]

The foreign taxes paid represent taxes incurred by the Funds on income received by the Funds from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

[4]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

[5]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	69

Disclosure of Investment Advisory Agreement

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Funds II (the “Trust”) met in person on April 12, 2016 (the “April Meeting”) and May 10-11, 2016 (the “May Meeting”) to consider the approval of the investment advisory agreement (the “Advisory Agreement” or the “Agreement”) between the Trust, on behalf of BlackRock 20/80 Target Allocation Fund (the “20/80 Fund”), BlackRock 40/60 Target Allocation Fund (the “40/60 Fund”), BlackRock 60/40 Target Allocation Fund (the “60/40 Fund”) and BlackRock 80/20 Target Allocation Fund (the “80/20 Fund”) (each, a “Fund,” and collectively, the “Funds”), and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

Activities and Composition of the Board

On the date of the May Meeting, the Board consisted of thirteen individuals, ten of whom were not “interested persons” of each Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). One of the Board Members is a non-management interested Board Member by virtue of his former positions with BlackRock, Inc. and its affiliates. The Board Members are responsible for the oversight of the operations of each Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is chaired by an Independent Board Member and composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member).

The Agreement

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreement on an annual basis. The Board has four quarterly meetings per year, each extending over two days, a fifth one-day meeting to consider specific information surrounding the consideration of renewing the Agreement and additional in-person and telephonic meetings as needed. In connection with this year-long deliberative process, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management; administrative and shareholder services; the oversight of fund service providers; marketing; risk oversight; compliance; and ability to meet applicable legal and regulatory requirements.

The Board, acting directly and through its committees, considers at each of its meetings, and from time to time as appropriate, factors that are relevant to its annual consideration of the renewal of the Agreement, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. This additional information is discussed further below in the section titled “Board Considerations in Approving the Agreements.” Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, ten-year, and/or since inception periods, as applicable, against peer funds, applicable benchmark, and performance metrics, as applicable, as well as senior management’s and portfolio managers’ analysis of the reasons for any over-performance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (c) Fund operating expenses and how BlackRock allocates expenses to each Fund; (d) the resources devoted to, risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective(s), policies and restrictions, and meeting regulatory requirements; (e) each Fund’s compliance with its compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) the use of brokerage commissions and execution quality of portfolio transactions; (j) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (k) an analysis of management fees for products with similar investment mandates across the open-end fund, exchange-traded fund (“ETF”), closed-end fund and institutional account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (l) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; and (m) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreement

The Approval Process: Prior to the April Meeting, the Board requested and received materials specifically relating to the Agreement. The Board is continuously engaged in a process with its independent legal counsel and BlackRock to review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April Meeting included (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”) on Fund fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds as determined by Broadridge1; (b) information on the profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (c) a general analysis provided by BlackRock concerning investment management fees charged to other clients, such as institutional clients, sub-advised mutual funds, ETFs and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) review of non-management fees; (e) the existence, impact and sharing of potential economies of scale; (f) a summary of aggregate amounts paid by each Fund to BlackRock; and (g) sales and redemption data regarding each Fund’s shares.

[1]	Funds are ranked by Broadridge in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable.

70	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Disclosure of Investment Advisory Agreement (continued)

At the April Meeting, the Board reviewed materials relating to its consideration of the Agreement. As a result of the discussions that occurred during the April Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these requests with additional written information in advance of the May Meeting.

At the May Meeting, the Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2017. In approving the continuation of the Agreement, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s costs to investors compared to the costs of Expense Peers and performance compared to the relevant performance metrics as previously discussed; (e) the sharing of potential economies of scale; (f) fall-out benefits to BlackRock and its affiliates as a result of its relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates, securities lending and cash management, services related to the valuation and pricing of Fund portfolio holdings, and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as determinative, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, a relevant benchmark, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance and each Fund’s investment objective(s), strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; BlackRock’s research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) preparing disclosure documents, such as the prospectus, the summary prospectus (as applicable), the statement of additional information and periodic shareholder reports; (ii) oversight of daily accounting and pricing; (iii) preparing periodic filings with regulators; (iv) overseeing and coordinating the activities of other service providers; (v) organizing Board meetings and preparing the materials for such Board meetings; (vi) providing legal and compliance support; (vii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain open-end funds; and (viii) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal & compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of each Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of each Fund. In preparation for the April Meeting, the Board was provided with reports independently prepared by Broadridge, which included a comprehensive analysis of each Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Broadridge data that was prepared by BlackRock. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to other funds in its applicable Broadridge category. The Board was provided with a description of the methodology used by Broadridge to select peer funds and periodically meets with Broadridge representatives to review its methodology. The Board was provided with information on the composition of the Broadridge performance universes and expense universes. The Board and its Performance Oversight Committee regularly review, and meet with Fund management to discuss, the performance of each Fund throughout the year.

In evaluating performance, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. Further, the Board recognized that it is possible that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to affect long-term performance disproportionately.

The Board noted that for each of the one-, three- and five-year periods reported, the 20/80 Fund ranked in the first quartile against its Broadridge Performance Universe. The Board noted that effective June 3, 2015, the 20/80 Fund had undergone a change in its investment strategy as well as

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	71

Disclosure of Investment Advisory Agreement (continued)

changes within the portfolio management team, and in that connection had changed its name from BlackRock Conservative Prepared Portfolio to BlackRock 20/80 Target Allocation Fund.

The Board noted that for each of the one-, three- and five-year periods reported, the 40/60 Fund ranked in the first quartile against its Broadridge Performance Universe. The Board noted that effective June 3, 2015, the 40/60 Fund had undergone a change in its investment strategy as well as changes within the portfolio management team, and in that connection had changed its name from BlackRock Moderate Prepared Portfolio to BlackRock 40/60 Target Allocation Fund.

The Board noted that for the one-, three- and five-year periods reported, the 60/40 Fund ranked in the first, first and second quartiles, respectively, against its Broadridge Performance Universe. The Board noted that effective June 3, 2015, the 60/40 Fund had undergone a change in its investment strategy as well as changes within the portfolio management team, and in that connection had changed its name from BlackRock Growth Prepared Portfolio to BlackRock 60/40 Target Allocation Fund.

The Board noted that for the one-, three- and five-year periods reported, the 80/20 Fund ranked in the third, first and first quartiles, respectively, against its Broadridge Performance Universe. The Board and BlackRock reviewed and discussed the reasons for the 80/20 Fund’s underperformance during the one-year period. The Board noted that effective June 3, 2015, the 80/20 Fund had undergone a change in its investment strategy as well as changes within the portfolio management team, and in that connection had changed its name from BlackRock Aggressive Growth Prepared Portfolio to BlackRock 80/20 Target Allocation Fund.

C. Consideration of the Advisory/Management Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with each Fund: The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with the other funds in its Broadridge category. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate, to those of other funds in its Broadridge category. The total expense ratio represents a fund’s total net operating expenses, including any 12b-1 or non 12b-1 service fees. The total expense ratio gives effect to any expense reimbursements or fee waivers that benefit a fund, and the actual management fee rate gives effect to any management fee reimbursements or waivers that benefit a fund. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board noted that BlackRock does not charge the Funds an advisory fee. The Board reviewed BlackRock’s profitability with respect to other funds the Board currently oversees for the year ended December 31, 2015 compared to available aggregate profitability data provided for the prior two years. The Board reviewed BlackRock’s profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. As a result, calculating and comparing profitability at individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly-traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

In addition, the Board considered the cost of the services provided to each Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of each Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs of managing the Funds, to each Fund. The Board may receive and review information from independent third parties as part of its annual evaluation. The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreement and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, ETF, closed-end fund, sub-advised mutual fund and institutional account product channels, as applicable.

The Board noted that BlackRock will not receive any advisory fees from the 20/80 Fund for its investment advisory service, and that the varying fee structure for fund of funds can limit the value of management fee comparisons. The Board also noted that the 20/80 Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board further noted that BlackRock has contractually agreed to a cap on the 20/80 Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis. The contractual expense cap reduction was implemented on June 3, 2015.

The Board noted that BlackRock will not receive any advisory fees from the 40/60 Fund for its investment advisory service, and that the varying fee structure for fund of funds can limit the value of management fee comparisons. The Board also noted that the 40/60 Fund’s contractual management

72	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Disclosure of Investment Advisory Agreement (concluded)

fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board further noted that BlackRock has contractually agreed to a cap on the 40/60 Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board noted that BlackRock proposed, and the Board agreed to, a lower contractual expense cap on a class-by-class basis, as applicable. The contractual expense cap reduction was implemented on June 3, 2015.

The Board noted that BlackRock will not receive any advisory fees from the 60/40 Fund for its investment advisory service, and that the varying fee structure for fund of funds can limit the value of management fee comparisons. The Board also noted that the 60/40 Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board further noted that BlackRock has contractually agreed to a cap on the 60/40 Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis. The Board noted that BlackRock proposed, and the Board agreed to, changes to the contractual expense cap on a class-by-class basis. The contractual expense cap reduction was implemented on June 3, 2015.

The Board noted that BlackRock will not receive any advisory fees from the 80/20 Fund for its investment advisory service, and that the varying fee structure for fund of funds can limit the value of management fee comparisons. The Board also noted that the 80/20 Fund’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Fund’s Expense Peers. The Board further noted that BlackRock has contractually agreed to a cap on the 80/20 Fund’s total expenses as a percentage of the Fund’s average daily net assets on a class-by-class basis.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase, as well as the existence of expense caps, as applicable. The Board also considered the extent to which each Fund benefits from such economies in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee schedule was appropriate. In its consideration, the Board Members took into account the existence of any expense caps and further considered the continuation and/or implementation, as applicable, of such caps.

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from their respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, distribution, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that it had considered the investment by BlackRock’s funds in affiliated ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreement, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that a Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, approved the continuation of the Advisory Agreement between the Manager and the Trust, on behalf of each Fund, for a one-year term ending June 30, 2017. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreement were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for each Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. As a result, the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	73

Officers and Trustees

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2]
Robert M. Hernandez 1944	Chair of the Board and Trustee	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
Fred G. Weiss 1941	Vice Chair of the Board and Trustee	Since 2007	Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000.	28 RICs consisting of 98 Portfolios	Allergan plc (pharmaceuticals)
James H. Bodurtha 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Trustee	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Besito (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Trustee	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecommunications); Global Specialty Metallurgical; UPS Corporation (delivery service)
John F. O’Brien 1943	Trustee	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

74	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Trustees[2] (concluded)
Donald C. Opatrny 1952	Trustee	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Trustee	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	28 RICs consisting of 98 Portfolios	None
David H. Walsh 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	75

Officers and Trustees (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Trustees[4]
Robert Fairbairn 1965	Trustee	Since 2015	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares® businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Trustee	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
Henry R. Keizer 1956	Trustee	Since 2016	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) in 2004 to 2005 and 2010 to 2012; Director KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	28 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)
John M. Perlowski 1964	Trustee, President and Chief Executive Officer	Since 2015 (Trustee); Since 2010 (President and Chief Executive Officer)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 315 Portfolios	None

[1]  The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]  Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. The Board has determined to extend the terms of Independent Trustees on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for Messrs. Walsh and Weiss until January 31, 2017, which the Board believes to be in the best interests of shareholders of the Trust. Interested Trustees serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72.

[3]  Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Trustees as joining the Board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

[4]  Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex. Mr. Gabbay may be deemed an “interested person” of the Trust based on his former positions with BlackRock, Inc. and its affiliates. Mr. Keizer may be deemed an “interested person” of the Trust based on his former directorship at another company which is not an affiliate of BlackRock, Inc. It is anticipated that Mr. Keizer will become an Independent Trustee effective January 31, 2017. Messrs. Gabbay and Keizer do not currently serve as officers or employees of BlackRock, Inc. or its affiliates or own any securities of BlackRock, Inc. or The PNC Financial Services Group, Inc. Each of Messrs. Gabbay and Keizer is a non-management Interested Trustee.

76	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Officers and Trustees (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Trustees[2]
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Fund’s Statement of Additional Information, which can be obtained without charge by calling (800) 441-7762.

On June 2, 2016, the Board appointed Henry R. Keizer as a Trustee of the Trust, effective July 28, 2016.

On September 26, 2016, the Board appointed Lena G. Goldberg as a Trustee of the Trust, effective November 4, 2016.

Investment Adviser and	Accounting Agent and	Independent Registered	Address of the Trust
Administrator	Transfer Agent	Public Accounting Firm	100 Bellevue Parkway
BlackRock Advisors, LLC	BNY Mellon Investment	Deloitte & Touche LLP	Wilmington, DE 19809
Wilmington, DE 19809	Servicing (US) Inc.	Philadelphia, PA 19103
Wilmington, DE 19809

Custodian	Distributor	Legal Counsel
The Bank of New York Mellon	BlackRock Investments, LLC	Willkie Farr & Gallagher LLP
New York, NY 10286	New York, NY 10022	New York, NY 10019

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	77

Additional Information

General Information

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling
(800) 441- 7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge, (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

78	BLACKROCK FUNDS II	SEPTEMBER 30, 2016

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS II	SEPTEMBER 30, 2016	79

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless preceded or accompanied by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

TARGET-9/16-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez
Fred G. Weiss
Stuart E. Eizenstat
Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock 20/80 Target Allocation Fund	$24,713	$24,713	$0	$0	$15,000	$15,000	$0	$0
BlackRock 40/60 Target Allocation Fund	$24,713	$24,713	$0	$0	$15,000	$15,000	$0	$0
BlackRock 60/40 Target Allocation Fund	$24,713	$24,713	$0	$0	$15,000	$15,000	$0	$0
BlackRock 80/20 Target Allocation Fund	$24,713	$24,713	$0	$0	$15,000	$15,000	$0	$0
BlackRock Core Bond Portfolio	$56,738	$56,738	$0	$0	$20,000	$20,000	$0	$0
BlackRock Credit Strategies Income Fund (Formerly BlackRock Secured Credit Portfolio)	$53,888	$53,888	$0	$0	$15,402	$15,402	$0	$0

BlackRock GNMA Portfolio	$42,413	$42,413	$0	$0	$15,402	$15,402	$0	$0
BlackRock High Yield Bond Portfolio	$62,413	$62,413	$0	$0	$20,000	$20,000	$0	$0
BlackRock Inflation Protected Bond Portfolio	$33,488	$33,488	$0	$0	$20,000	$20,000	$0	$0
BlackRock Investment Grade Bond Portfolio	$40,063	$40,063	$0	$0	$15,402	$15,402	$0	$0
BlackRock Low Duration Bond Portfolio	$47,638	$47,638	$0	$0	$20,000	$20,000	$0	$0
BlackRock U.S. Government Bond Portfolio	$43,063	$43,063	$0	$0	$15,402	$15,402	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or

$50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock 20/80 Target Allocation Fund	$15,000	$15,000
BlackRock 40/60 Target Allocation Fund	$15,000	$15,000
BlackRock 60/40 Target Allocation Fund	$15,000	$15,000
BlackRock 80/20 Target Allocation Fund	$15,000	$15,000
BlackRock Core Bond Portfolio	$20,000	$20,000
BlackRock Credit Strategies Income Fund (Formerly BlackRock Secured Credit Portfolio)	$15,402	$15,402
BlackRock GNMA Portfolio	$15,402	$15,402
BlackRock High Yield Bond Portfolio	$20,000	$20,000
BlackRock Inflation Protected Bond Portfolio	$20,000	$20,000
BlackRock Investment Grade Bond Portfolio	$15,402	$15,402
BlackRock Low Duration Bond Portfolio	$20,000	$20,000
BlackRock U.S. Government Bond Portfolio	$15,402	$15,402

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds II

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: December 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds II

Date: December 2, 2016

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds II

Date: December 2, 2016